UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02224

MML Series Investment Fund
(Exact name of registrant as specified in charter)

100 Bright Meadow Blvd., Enfield, CT 06082
(Address of principal executive offices)	(Zip code)
Eric Wietsma
100 Bright Meadow Blvd., Enfield, CT 06082
(Name and address of agent for service)

  Registrant’s telephone number, including area code:      (860) 562-1000

  Date of fiscal year end:      12/31/2019

  Date of reporting period:      12/31/2019

Item 1. Reports to Stockholders.

MassMutual

Annual Report

MML Series Investment Fund

This annual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

December 31, 2019

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MML Series Investment Fund – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Eric Wietsma

“MassMutual believes that retirement investors’ long-term financial security is crucial. In our view, the dynamics of the investment markets during 2019 validate, for those planning for retirement, the importance of maintaining a long-term perspective rather than reacting to current headlines.”

December 31, 2019

Markets remained strong overall

I am pleased to present you with the MML Series Investment Fund Annual Report, covering the year ended December 31, 2019. During the period, U.S. stocks delivered one of their best years of returns, benefiting from an accommodative Federal Reserve Board (the “Fed”), investors’ belief that the U.S.-China trade war was on a path to resolution, and diminished investors’ concerns that the global economy was entering a period of recession.

Investor concerns of a global economic recession eased considerably during the year, aided by low unemployment, strong consumer spending, and renewed monetary stimulus by global central banks.

Bond investors were the beneficiaries of a falling yield environment fueled by Fed policy. Consequently, the Bloomberg Barclays U.S. Aggregate Bond Index, the Bloomberg Barclays U.S. Corporate Bond Index, and the Bloomberg Barclays U.S. Corporate High Yield Index all advanced strongly for the year.

In MassMutual’s view, the dynamics of the investment markets during 2019 validate the importance of retirement investors maintaining a long-term perspective rather than reacting to current headlines. We also believe that individuals who follow certain investment guidelines, such as the ones below, may enhance their retirement income.

Suggestions for retirement investors under any market conditions

Save as much as possible

While you can’t control – or predict the direction of – the investment markets at any given time, you can control how often and how much you contribute to your retirement savings account. Contributing as much as possible and increasing contribution levels regularly is one way retirement investors can help themselves reach their retirement income goals, regardless of how the markets perform.

Invest continually

Financial professionals often advise their clients to stay in the market, regardless of short-term results. Here’s why: Individuals who can invest in all market conditions have the potential to be rewarded even during market downturns, when more favorable prices may enable them to accumulate larger positions. This has the potential to put them at an advantage when the markets turn around.

Invest for the long run

Investing for retirement doesn’t happen overnight. Many people save and invest for retirement throughout their working years. It may help you to keep in mind that, although the financial markets will go up and down over time, taking a long-term approach to investing gives you more time to ride out market downturns as you work toward achieving your long-term investment goals.

(Continued)

1

MML Series Investment Fund – President’s Letter to Shareholders (Unaudited) (Continued)

Monitor your asset allocation regularly – and diversify*

The most common retirement plan investments – stocks, bonds, and short-term/money market investments – typically (although not always) behave differently from one another at any given time. Each of these asset classes contains an array of sub-categories, such as small-cap stocks, international stocks, and high-yield bonds. Many financial professionals believe that investors can reduce the risk of over-exposure to one or two poorly performing investment types by investing in a diverse mix of investment types and sub-categories.

Choose the investments you feel are right for you – and seek professional guidance

Many financial advisors believe that retirement savers who select an appropriate combination of investments that aligns with both their retirement income goals and how they feel about investing can help them withstand the inevitable ups and downs of the markets.

If you work with a financial professional, you may wish to consider reaching out to him or her for assistance in helping you ensure:

•	you are saving enough for retirement based on your long-term needs;

•	your retirement account is invested properly for all market conditions, based on your goals and objectives, as well as your investment time horizon and risk tolerance; and

•	you are taking the right steps to help reduce your longevity risk, which is the risk that your retirement savings could “run out” during your lifetime.

We’re people protecting people

MassMutual believes that your long-term financial security is crucial. Our ongoing commitment is to help people financially protect their families and put themselves on the path to a more secure retirement. And that’s why we continually remind retirement investors of the importance of maintaining a long-term perspective on retirement planning. Our view is that planning isn’t about crunching numbers – it’s about those moments when it all pays off – and that the more you plan for life’s greatest moments, the more you can relax and enjoy them. Thank you for your continued confidence and trust in MassMutual.

Sincerely,

Eric Wietsma

President

© 2020 Massachusetts Mutual Life Insurance Company (MassMutual), Springfield, MA. All rights reserved. www.massmutual.com Underwriter: MML Distributors, LLC. (MMLD) Member FINRA and SIPC (www.FINRA.org and www.SIPC.org), 100 Bright Meadow Blvd., Enfield, CT 06082. MMLD is a wholly-owned subsidiary of MassMutual. Investment advisory services provided to the Funds by MML Investment Advisers, LLC (MML Advisers), a wholly-owned subsidiary of MassMutual. The information provided is the opinion of MML Advisers as of 1/1/20 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

*	Diversification and asset allocation do not ensure a profit or protect against loss in a declining market, but can be sound investment strategies.

2

MML Series Investment Fund – Economic and Market Overview (Unaudited)

December 31, 2019

Market Highlights

•

During 2019, U.S. stocks delivered one of their best years of returns, benefiting from an accommodative Federal Reserve Board (the “Fed”), investors’ belief that the U.S.-China trade war was on a path to resolution, and diminished investors’ concerns that the global economy was entering a period of recession.

•	Concerns of a global economic recession eased considerably during the year, aided by low unemployment, strong consumer spending, and renewed monetary stimulus by global central banks.

•	Foreign stocks in both developed markets and emerging markets also performed well, though they trailed their U.S. counterparts for the period.

•	U.S. bond investors benefited from falling interest rates, a stable U.S. dollar, and accommodative global central bank policy.

Market Environment

U.S. equity investors benefited from a decrease in volatility in 2019 and expectations that a global recession would be avoided in the near term. U.S. stocks delivered positive returns in each of the four quarters of the year. The S&P 500® Index* (the “S&P 500”) and the Dow Jones Industrial AverageSM (the “Dow”) each posted strong positive results for the year, gaining 31% and 25% respectively.

In the first quarter of 2019, investors pushed aside concerns over slowing global economic growth and increased market volatility to push global stock prices to near all-time highs. The market rally was fueled by the Fed’s decision to hold off on interest rate hikes in 2019 (and to instead lower rates), the end of the government shutdown (which ran from December 22, 2018 to January 25, 2019), and evidence that the trade war between the U.S. and China was on a path to resolution.

Markets continued to gain traction in the second quarter, as investors tamped down fears of a global economic slowdown, and continued to send global stock prices on an upward trajectory. The market rally was bolstered by expectations that the Fed would be cutting interest rates as early as July 2019 and the belief that the trade negotiations between the U.S. and China remained on track.

Volatility returned to the markets in the third quarter, as investor concerns that trade war-related conflicts would spark a global economic slowdown flew in the face of strong consumption in the United States, a rebound in U.S. housing, and renewed monetary stimulus from a majority of the world’s central banks. The temporary inversion of the U.S. yield curve also troubled investors. Inversions of the yield curve, where short-term rates are higher than long-term rates, have historically signaled future economic contractions.

It was back to the races in the fourth quarter, with investors responding positively to the Fed’s move to lower the federal funds rate (i.e., the interest rate that banks and financial institutions charge each other for borrowing funds overnight), better-than-expected corporate earnings, the resurgence of the housing sector in the U.S., and progress being made in the U.S.-China trade war. Emerging-market stocks led global markets upward in the face of a weakening U.S. dollar.

At year end, the broad market S&P 500 ended up 31.49% and the Dow followed a similar pattern, advancing 25.34%. The technology-heavy NASDAQ Composite Index gained 36.69%, led by technology giant Apple, which appreciated 87% for the year. Small-cap stocks underperformed their larger peers and growth stocks continued to outperform their value counterparts during the period.

All sectors of the S&P 500 delivered positive results for the year, with the information technology sector being the clear winner, up 50.29%. The information technology, communication services, and financials sectors were the only areas of the market that outperformed the broad market, as represented by the S&P 500. The energy sector, while up, was the top laggard, up just 11.81% for the year.

*

Indexes referenced, other than the MSCI Indexes, are unmanaged, do not incur fees, expenses, or taxes, and cannot be purchased directly for investment. The MSCI Indexes are unmanaged, do not incur fees or expenses, and cannot be purchased directly for investment.

3

MML Series Investment Fund – Economic and Market Overview (Unaudited) (Continued)

Developed international markets, as measured by the MSCI EAFE® Index, had a strong year, although they trailed their U.S. peers, and ended the year 22.01% higher. Emerging markets, as measured by the MSCI Emerging Markets Index, also had a strong year, with an advance of 18.42%. International stocks benefited from accommodative monetary policy, investors’ belief that the U.S.-China trade war was done escalating, and diminished concerns that the global economy was on the brink of a recession.

The Fed’s influence on markets was considerable in 2019. In the first quarter, it signaled that it was done raising interest rates over concerns that higher rates were impacting economic expansion. In the second quarter, Fed Chairperson Jerome Powell addressed fears of how the continuing U.S.-China trade war could hurt the U.S. economy and commented that the Fed would “act as appropriate to sustain the expansion.” This perceived willingness to cut interest rates was positive for risk assets and drove equities higher. In the second half of 2019, the Fed took action to sustain the economic expansion, cutting interest rates in July, September, and October.

Bond yields fell during the year, with the 10-year U.S. Treasury bond falling below 1.50% in September. After starting the year at 2.69%, yields fell 0.77% to end 2019 at 1.92%. Since falling yields drive bond prices up, returns on the Bloomberg Barclays U.S. Aggregate Bond Index were strong for the year, with an 8.72% advance. Investment-grade corporate bonds also fared well in the falling yield environment. The Bloomberg Barclays U.S. Corporate Bond Index, which tracks investment-grade corporate bonds, ended the year with a gain of 14.54%. The Bloomberg Barclays U.S. Corporate High Yield Index also ended the year in positive territory, appreciating 14.32%.

As we enter 2020, we continue to see high valuations in the equity market, from a historical perspective. At MassMutual, we remain convinced that a broadly diversified portfolio aligned with a long-term strategy is the wisest course for those investors seeking retirement income. We remind you that it is important to maintain perspective and have realistic expectations about the future performance of your investment portfolio. As described in this report, financial markets can reverse suddenly, stumble along sideways, and reverse again. As always, we recommend that you work with a personal financial professional, who can help you define an investment strategy that aligns with your comfort level with respect to markets like these, taking into consideration how long you have to save and invest, as well as your financial goals and risk tolerance. Thank you for your confidence in MassMutual.

The information provided is the opinion of MML Investment Advisers, LLC as of 1/1/20 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

4

MML Allocation Series – Portfolio Manager Report (Unaudited)

What are the investment approaches of the Funds that constitute the MML Allocation Series (the “Series”), and who is the Series’ investment adviser?

The MML Allocation Series comprises five Funds – each of which has a “fund of funds” structure. The five Funds in the Series are MML Conservative Allocation Fund, MML Balanced Allocation Fund, MML Moderate Allocation Fund, MML Growth Allocation Fund, and MML Aggressive Allocation Fund.

Each Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital, and recognition of the Fund’s stated asset allocation. Each Fund invests in a combination of U.S. domestic and international mutual funds (“MML Underlying Funds”) using an asset allocation strategy. MML Underlying Funds will include a combination of series of the MML Series Investment Fund and MML Series Investment Fund II (advised by MML Investment Advisers, LLC (MML Advisers), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual)), and may also include other, non-affiliated mutual funds. The MML Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. The Series’ investment adviser is MML Advisers.

Each Fund will normally invest most of its assets in MML Underlying Funds advised by MML Advisers; each Fund will normally invest no more than 10% of its assets in mutual funds not advised by MML Advisers (referred to here as “non-affiliated” funds).

Each Fund’s assets are allocated to its MML Underlying Funds according to an asset allocation strategy stated below.

•	MML Conservative Allocation Fund: Approximately 35% to 45% in equity funds and 55% to 65% in fixed income funds, including money market funds.

•	MML Balanced Allocation Fund: Approximately 45% to 55% in equity funds and 45% to 55% in fixed income funds, including money market funds.

•	MML Moderate Allocation Fund: Approximately 55% to 65% in equity funds and 35% to 45% in fixed income funds, including money market funds.

•	MML Growth Allocation Fund: Approximately 70% to 80% in equity funds and 20% to 30% in fixed income funds, including money market funds.

•	MML Aggressive Allocation Fund: Approximately 85% to 95% in equity funds and 5% to 15% in fixed income funds, including money market funds.

How did each Fund perform during the 12 months ended December 31, 2019?

	Fund’s Initial Class Return	Custom Index Return	Russell 3000® Index Return	MSCI ACWI ex USA Return	Bloomberg Barclays U.S. Aggregate Bond Index Return
MML Conservative Allocation Fund	15.20%	16.50%	31.02%	21.51%	8.72%*

MML Balanced Allocation Fund	16.75%	18.48%	31.02%*	21.51%	8.72%

MML Moderate Allocation Fund	18.58%	20.48%	31.02%*	21.51%	8.72%

MML Growth Allocation Fund	21.21%	23.50%	31.02%*	21.51%	8.72%

MML Aggressive Allocation Fund	23.93%	26.55%	31.02%*	21.51%	8.72%

* Benchmark return

5

MML Allocation Series – Portfolio Manager Report (Unaudited) (Continued)

All of the MML Allocation Series Funds underperformed their respective Custom Index as well as the Russell 3000 Index. Only the MML Aggressive Allocation Fund outperformed the MSCI ACWI ex USA Index, but all five funds in the Series outperformed the Bloomberg U.S. Aggregate Bond Index for the full year.

MML Allocation Fund Series Custom Indexes

•

The Custom MML Conservative Allocation Index comprises the Bloomberg Barclays U.S. Aggregate Bond, Russell 3000, and MSCI ACWI ex USA Indexes. The weightings of each index are 60%, 30%, and 10%, respectively.

•

The Custom MML Balanced Allocation Index comprises the Bloomberg Barclays U.S. Aggregate Bond, Russell 3000, and MSCI ACWI ex USA Indexes. The weightings of each index are 50%, 37.5%, and 12.5%, respectively.

•

The Custom MML Moderate Allocation Index comprises the Bloomberg Barclays U.S. Aggregate Bond, Russell 3000, and MSCI ACWI ex USA Indexes. The weightings of each index are 40%, 45%, and 15%, respectively.

•

The Custom MML Growth Allocation Index comprises the Bloomberg Barclays U.S. Aggregate Bond, Russell 3000, and MSCI ACWI ex USA Indexes. The weightings of each index are 25%, 56.25%, and 18.75%, respectively.

•

The Custom MML Aggressive Allocation Index comprises the Bloomberg Barclays U.S. Aggregate Bond, Russell 3000, and MSCI ACWI ex USA Indexes. The weightings of each index are 10%, 67.5%, and 22.5%, respectively.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2019, please see the Economic and Market Review, beginning on page 3.

Investment adviser discussion of factors that contributed to the Funds’ performance

For the year ended December 31, 2019, the Series Funds delivered positive double-digit returns for the year, as stocks outperformed fixed-income investments. Consequently, those Series Funds with higher equity allocations outperformed their Series counterparts with higher fixed-income allocations.

Stock markets across the globe were up significantly in 2019, as were the more credit- and interest rate-sensitive fixed-income markets. Allocations across various asset classes intended to diversify risk in the Funds delivered mixed results. The allocation to alternative asset classes detracted from performance, as these investments underperformed the global stock market, while the allocation to international and emerging-market stocks also hampered performance, as non-U.S. stocks underperformed U.S. stocks in the face of a weakening global economy.

Manager selection of underlying Funds contributed to the Funds’ overall performance in 2019. Strong performance by MML International Equity Fund, MML Global Fund, MML Strategic Emerging Markets Fund, and MML Managed Bond Fund helped the Funds’ overall full-year returns. Weak results from MML Foreign Fund and MML Fundamental Value Fund significantly detracted from the Funds’ performance.

Investment adviser outlook

As we enter 2020, Fund management views the stock markets as extended and valuations high, relative to historical levels. Although the economy has continued to grow modestly, Fund management expects that growth could remain muted in 2020 and beyond, though they believe that the likelihood of recession remains low. Several factors that support their views include the fact that we are late in a typical economic growth cycle, there are diminishing tailwinds from a declining unemployment rate, company profit margins remain above long-term trends, and corporate debt levels are back near all-time highs. Fund management believes that more accommodative monetary policy from the U.S. Federal Reserve Board or fiscal policy from state and federal governments could extend the economic cycle. Against this backdrop, Fund management believes that diversification across global assets could be a smart approach for what they believe could be a bumpy ride in 2020.

6

MML Allocation Fund Series – Portfolio Manager Report (Unaudited) (Continued)

MML Conservative Allocation Fund Asset Allocation (% of Net Assets) on 12/31/19

Fixed Income Funds	61.6%
Equity Funds	38.5%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MML Balanced Allocation Fund Asset Allocation (% of Net Assets) on 12/31/19

Fixed Income Funds	51.5%
Equity Funds	48.6%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MML Moderate Allocation Fund Asset Allocation (% of Net Assets) on 12/31/19

Equity Funds	60.8%
Fixed Income Funds	39.3%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MML Growth Allocation Fund Asset Allocation (% of Net Assets) on 12/31/19

Equity Funds	72.2%
Fixed Income Funds	27.9%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MML Aggressive Allocation Fund Asset Allocation (% of Net Assets) on 12/31/19

Equity Funds	86.6%
Fixed Income Funds	13.5%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

7

MML Conservative Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the period ended 12/31/2019)

	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	08/31/2007	15.20%	5.13%	6.75%
Service Class	08/15/2008	14.93%	4.87%	6.48%
Bloomberg Barclays U.S. Aggregate Bond Index*		8.72%	3.05%	3.75%
Russell 3000 Index		31.02%	11.24%	13.42%
MSCI ACWI ex USA		21.51%	5.51%	4.97%
Custom MML Conservative Allocation Index		16.50%	5.89%	6.99%

* Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

8

MML Balanced Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the period ended 12/31/2019)

	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	08/31/2007	16.75%	5.63%	7.41%
Service Class	08/15/2008	16.61%	5.37%	7.16%
Russell 3000 Index*		31.02%	11.24%	13.42%
Bloomberg Barclays U.S. Aggregate Bond Index		8.72%	3.05%	3.75%
MSCI ACWI ex USA		21.51%	5.51%	4.97%
Custom MML Balanced Allocation Index		18.48%	6.58%	7.76%

* Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

9

MML Moderate Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the period ended 12/31/2019)

	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	08/31/2007	18.58%	6.17%	8.07%
Service Class	08/15/2008	18.36%	5.91%	7.81%
Russell 3000 Index*		31.02%	11.24%	13.42%
Bloomberg Barclays U.S. Aggregate Bond Index		8.72%	3.05%	3.75%
MSCI ACWI ex USA		21.51%	5.51%	4.97%
Custom MML Moderate Allocation Index		20.48%	7.25%	8.51%

* Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

10

MML Growth Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the period ended 12/31/2019)

	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	08/31/2007	21.21%	6.94%	9.05%
Service Class	08/15/2008	20.93%	6.68%	8.78%
Russell 3000 Index*		31.02%	11.24%	13.42%
Bloomberg Barclays U.S. Aggregate Bond Index		8.72%	3.05%	3.75%
MSCI ACWI ex USA		21.51%	5.51%	4.97%
Custom MML Growth Allocation Index		23.50%	8.24%	9.60%

* Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

11

MML Aggressive Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the period ended 12/31/2019)

	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	08/31/2007	23.93%	7.80%	9.97%
Service Class	08/15/2008	23.65%	7.51%	9.70%
Russell 3000 Index*		31.02%	11.24%	13.42%
Bloomberg Barclays U.S. Aggregate Bond Index		8.72%	3.05%	3.75%
MSCI ACWI ex USA		21.51%	5.51%	4.97%
Custom MML Aggressive Allocation Index		26.55%	9.20%	10.64%

* Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

12

MML American Funds Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML American Funds Growth Fund, and who is the Fund’s investment adviser?

The Fund seeks to provide investors with growth of capital through a “master feeder” relationship. (See page 50 of this report for information about the “master feeder” relationship.) The Fund invests all of its assets in Class 1 shares of the American Funds Insurance Series – Growth Fund (the “Master Growth Fund”), a series of the American Funds Insurance Series, a registered open-end investment company, managed by Capital Research and Management Company (Capital Research) with substantially the same investment objective. The Master Growth Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The Master Growth Fund may invest up to 25% of its assets in common stocks and other securities of issuers domiciled outside the United States. The Master Growth Fund may hold a portion of its assets in cash or cash equivalents. The Fund’s investment adviser is MML Investment Advisers, LLC (MML Advisers).

How did the Fund perform during the 12 months ended December 31, 2019?

The Fund returned 30.22%, underperforming the 31.49% return of the S&P 500® Index (the “benchmark”), which measures the performance of 500 widely held stocks in the U.S. equity market. The Fund significantly underperformed the 36.39% return of the Russell 1000® Growth Index, which measures the performance of the large-cap growth segment of U.S. equity securities. It includes the Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2019, please see the Economic and Market Review, beginning on page 3.

Capital Research’s discussion of factors that contributed to the Fund’s performance

In 2019, U.S. equities had their strongest annual gains since 2013, ending the year near all-time highs. Stocks rose steadily, posting gains in 10 of 12 months. The U.S. trade war with China occasionally caused volatility, but the resilient U.S. economy and the Federal Reserve Board’s return to accommodative policies helped steer markets higher. Information technology companies posted the highest returns, with a gain of nearly 48% in aggregate. Outside the U.S., European stocks advanced, despite signs of slowing economic growth, a near-recession in Germany, and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. (“Brexit” – an abbreviation for “British exit” – refers to the United Kingdom’s referendum to leave the European Union.) Emerging-market stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown, and a strong U.S. dollar.

For the year ended December 31, 2019, Fund holdings in the consumer discretionary and health care sectors detracted from the Fund’s relative performance. The Fund holding that was the top detractor from relative returns was information technology company Apple. The Fund was significantly underweight in Apple, relative to the benchmark, and the technology leader proved to be one of the top performers for the year.

Fund holdings in the communication services sector contributed to the Fund’s relative performance, led by social media giant Facebook, which was boosted by strong user and revenue growth.

Capital Research’s outlook

Although U.S. economic growth remained solid, Fund management is keeping a close watch on near-term economic indicators, such as wage growth, monetary policy, and trade relations. They continue to favor well-positioned, growth-oriented companies that are capable of generating free cash flow in myriad near-term economic environments – and remain optimistic that their firm’s global research will help Fund management identify attractive long-term investment opportunities.

13

MML American Funds Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MML American Funds Growth Fund Asset Allocation (% of Net Assets) on 12/31/19

Equity Funds	100.1%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

14

MML American Funds Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - SERVICE CLASS I

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the period ended 12/31/2019)

	Inception Date of Class	1 Year	5 Years	10 Years
Service Class I	08/15/2008	30.22%	13.91%	13.49%
S&P 500 Index*		31.49%	11.70%	13.56%
Russell 1000 Growth Index		36.39%	14.63%	15.22%

* Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

15

MML American Funds International Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML American Funds International Fund, and who is the Fund’s investment adviser?

The Fund seeks long-term capital growth of assets through a “master-feeder” relationship. (See page 50 of this report for information about the “master feeder” relationship.) The Fund invests all of its assets in Class 1 shares of the American Funds Insurance Series – International Fund (the “Master International Fund”), a series of the American Funds Insurance Series, a registered open-end investment company managed by Capital Research and Management Company (Capital Research) with substantially the same investment objective. The Master International Fund invests primarily in common stocks of companies domiciled outside the United States, including companies domiciled in emerging markets, that Capital Research believes have the potential for growth. The Master International Fund may hold a portion of its assets in cash or cash equivalents. The Fund’s investment adviser is MML Investment Advisers, LLC (MML Advisers).

How did the Fund perform during the 12 months ended December 31, 2019?

The Fund returned 22.31%, outperforming the 21.51% return of MSCI All Country World Index (ACWI) ex USA (the “benchmark”), which measures the performance of the large- and mid-cap segments of the particular regions, excluding U.S. equity securities, including developed and emerging markets. The Fund outperformed the 22.01% return of the MSCI EAFE Index, which measures the performance of the large- and mid-cap segments of developed markets, excluding the U.S. and Canada equity securities.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2019, please see the Economic and Market Review, beginning on page 3.

Capital Research’s discussion of factors that contributed to the Fund’s performance

Global stocks generated the best returns in a decade in 2019, boosted by aggressive central bank stimulus measures and easing trade tensions toward the end of the year. U.S. stocks soared to near record highs in December, as the U.S. and China agreed to a limited trade war truce, with the aim of avoiding the imposition of new tariffs and other protectionist measures. Information technology stocks posted the highest returns, with a gain of nearly 48% in aggregate. Outside of the U.S., European stocks advanced, despite signs of slowing economic growth, a near-recession in Germany, and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. (“Brexit” – an abbreviation for “British exit” – refers to the United Kingdom’s referendum to leave the European Union.) Emerging-market stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown, and a strong U.S. dollar.

For the year ended December 31, 2019, Fund holdings in the communication services and financials sectors boosted the Fund’s relative returns, with Amsterdam-based Altice Europe among the top contributors thanks to better-than-expected growth. One of the biggest detractors from relative returns was health-care sector stock Teva Pharmaceutical Industries, whose stock price suffered amid continued opioid litigation.

Capital Research’s outlook

Fund management continues to monitor volatility and potential headwinds brought about by political and trade uncertainty. Given how late it may be in the current bull market, they seek opportunities in particular within those regions, countries, and sectors less affected by these global headlines. Their focus on a company’s fundamental growth drivers and intrinsic worth is critical to helping them identify investments that they believe represent the best value over the long term.

16

MML American Funds International Fund – Portfolio Manager Report (Unaudited) (Continued)

MML American Funds International Fund Asset Allocation (% of Net Assets) on 12/31/19

Mutual Funds	100.2%

Total Long-Term Investments	100.2%
Other Assets and Liabilities	(0.2)%

Net Assets	100.0%

17

MML American Funds International Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - SERVICE CLASS I

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the period ended 12/31/2019)

	Inception Date of Class	1 Year	5 Years	10 Years
Service Class I	08/15/2008	22.31%	6.39%	5.56%
MSCI ACWI ex USA*		21.51%	5.51%	4.97%
MSCI EAFE Index		22.01%	5.67%	5.50%

* Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

18

MML American Funds Core Allocation Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML American Funds Core Allocation Fund, and who is the Fund’s investment adviser?

The Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital, and recognition of the Fund’s stated asset allocation. The Fund is a “fund of funds” and seeks to achieve its investment objective by principally investing in a combination of series of the American Funds Insurance Series (the “American Underlying Funds”), managed by Capital Research and Management Company (Capital Research), using a flexible asset allocation approach. The Fund’s investment adviser invests the Fund’s assets in a combination of U.S. domestic and international American Underlying Funds. As of the date of this report, it is expected that the American Underlying Funds will include Class 1 shares of the American Funds Insurance Series – Bond Fund, the American Funds Insurance Series – Blue Chip Income and Growth Fund, the American Funds Insurance Series – Growth-Income Fund, and the American Funds Insurance Series – International Fund. The Fund’s investment adviser allocates the Fund’s assets among a variety of different asset classes through investing in American Underlying Funds in response to changing market, economic, and investment conditions. The Fund’s investment adviser is MML Investment Advisers, LLC (MML Advisers).

How did the Fund perform during the 12 months ended December 31, 2019?

The Fund returned 18.12%, substantially underperforming the 31.49% return of the S&P 500® Index (the “benchmark”), which measures the performance of 500 widely held stocks in the U.S. equity market. The Fund underperformed the 21.51% return of the MSCI All Country World Index (ACWI) ex USA, which measures the performance of the large- and mid-cap segments of the particular regions, excluding U.S. equity securities, including developed and emerging markets. The Fund outperformed the 8.72% return of the Bloomberg Barclays U.S. Aggregate Bond Index, which measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). Finally, the Fund’s 18.12% return underperformed the 22.29% return of the Custom MML Core Allocation Index, which comprises the benchmark (55%), the Bloomberg Barclays U.S. Aggregate Bond Index (35%), and the MSCI ACWI ex USA (10%).

For a discussion on the economic and market environment during the 12-month period ended December 31, 2019, please see the Economic and Market Review, beginning on page 3.

Capital Research’s discussion of factors that contributed to the Fund’s performance

The following paragraphs discuss the results of each of the Fund’s underlying portfolio components. Because the Fund invests in both stock- and bond-based portfolios, its overall performance may vary considerably from the broad market indexes listed above, which each measure the performance of a specific group of securities. These component-specific discussions focus on results and positioning versus each component’s main comparative index, not how the Fund as a whole performed or was positioned versus those indexes.

The American Funds Insurance Series – Bond Fund (the “Bond Fund”) outperformed the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) for the year, as the Bond Fund benefited from active duration management as interest rates declined over the period. (Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.) Sector selection was also a positive factor, as larger-than-Index investments in Treasury Inflation Protected Securities (TIPS), investment-grade corporate bonds, high yield, and emerging markets all contributed to full-year performance. Security selection within agency mortgage backed pass-through securities was the primary detractor from the Bond Fund’s relative results for the period.

The American Funds Insurance Series – Blue Chip Income and Growth Fund (the “Income and Growth Fund”) underperformed the benchmark in 2019, despite U.S. equities having had their strongest annual gains since 2013, ending the year near all-time highs. Performance was mixed within the Income and Growth Fund holdings in the health care sector. Specifically, pharmaceutical companies such as AbbVie and Teva Pharmaceutical hurt results relative to the benchmark. However, UnitedHealth Group was among the top contributors to relative returns within health care, which consistently surpassed earnings estimates each quarter throughout the year. Another top contributor to the Income and Growth Fund’s performance was Qualcomm, where an improved relationship with Apple and the prospect of a 5G wireless network bolstered both earnings prospects and the company’s valuation.

19

MML American Funds Core Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

The American Funds Insurance Series – Growth-Income Fund (the “Growth-Income Fund”) underperformed the benchmark for the year, as the Growth-Income Fund’s underweight position, relative to the benchmark, in information technology stocks, a sector that performed strongly over the period, weighed on relative returns. In particular, an underweight allocation to technology leader Apple hindered results the most, as Apple shares outperformed the broader market over the period. Growth-Income Fund holdings in the industrials sector contributed the most to relative returns. Among industrials, aircraft component manufacturer TransDigm Group was a top contributor.

The American Funds Insurance Series – International Fund (the “International Fund”) outperformed the MSCI ACWI ex USA (the “Index”) for the year, as global stocks generated the best returns in a decade in 2019, boosted by aggressive central bank stimulus measures and easing trade tensions toward the end of the year. The International Fund’s holdings in the communication services and financials sectors boosted relative returns, with Amsterdam-based Altice Europe among the top contributors thanks to better-than-expected growth. One of the biggest detractors from relative returns was health care sector stock Teva Pharmaceutical Industries, whose stock price suffered amid continued opioid litigation.

Capital Research’s outlook

In the near term, Fund management is aware that the market is keeping a close watch on U.S. monetary policy, U.S. trade relationships, the current shape of the yield curve, and the implications of those three factors on the U.S. economy. Fund management continues to favor well-managed, high-quality companies that are capable of paying dividends in various economic environments. Fund management remains optimistic that this focus, supported by their global research, will help them identify attractive long-term investment opportunities.

On the international stage, Fund management continues to monitor volatility and potential headwinds brought about by political and trade uncertainty. Given how late Fund management believes it may be in the current bull market, they seek opportunities in particular within those regions, countries, and sectors less affected by these global headlines. Fund management believes their focus on a company’s fundamental growth drivers and intrinsic worth is critical to helping them identify investments that they believe represent the best value over the long term.

20

MML American Funds Core Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

MML American Funds Core Allocation Fund Asset Allocation (% of Net Assets) on 12/31/19

Equity Funds	66.0%
Fixed Income Funds	34.1%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

21

MML American Funds Core Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - SERVICE CLASS I

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the period ended 12/31/2019)

	Inception Date of Class	1 Year	5 Years	10 Years
Service Class I	08/15/2008	18.12%	6.84%	8.04%
S&P 500 Index*		31.49%	11.70%	13.56%
MSCI ACWI ex USA		21.51%	5.51%	4.97%
Bloomberg Barclays U.S. Aggregate Bond Index		8.72%	3.05%	3.75%
Custom MML Core Allocation Index		22.29%	8.17%	9.45%

* Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

22

MML Conservative Allocation Fund – Portfolio of Investments

December 31, 2019

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 38.5%
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund/VA, Series I	25,474	$2,135,217
Invesco Oppenheimer V.I. Global Fund/VA, Series I	91,373	3,887,904
Invesco Oppenheimer V.I. International Growth Fund/VA, Series I	416,722	1,020,969
Invesco Oppenheimer V.I. Main Street Fund/VA, Series I	172,360	5,074,267
MML Blue Chip Growth Fund, Initial Class (a)	705,673	11,636,554
MML Equity Income Fund, Initial Class (a)	1,151,744	12,876,499
MML Equity Index Fund, Class III (a)	29,145	944,007
MML Focused Equity Fund, Class II (a)	2,462,663	16,672,231
MML Foreign Fund, Initial Class (a)	797,178	8,051,494
MML Fundamental Growth Fund, Class II (a)	710,111	7,115,314
MML Fundamental Value Fund, Class II (a)	917,438	12,009,269
MML Global Fund, Class I (a)	1,533,318	19,718,465
MML Income & Growth Fund, Initial Class (a)	1,324,227	13,162,819
MML International Equity Fund, Class II (a)	972,009	9,817,292
MML Large Cap Growth Fund, Initial Class (a)	276,208	3,063,152
MML Mid Cap Growth Fund, Initial Class (a)	656,891	10,431,430
MML Mid Cap Value Fund, Initial Class (a)	861,113	9,127,793
MML Small Cap Growth Equity Fund, Initial Class (a)	130,152	1,839,468
MML Small Company Value Fund, Class II (a)	284,660	4,198,729
MML Small/Mid Cap Value Fund, Initial Class (a)	227,058	2,511,258
MML Strategic Emerging Markets Fund, Class II (a)	129,465	1,640,316

		156,934,447

Fixed Income Funds — 61.6%
Invesco Oppenheimer V.I. Global Strategic Income Fund/VA, Series I	2,227,463	11,070,494
MML Dynamic Bond Fund, Class II (a)	5,490,534	55,344,583
MML High Yield Fund, Class II (a)	1,249,415	11,956,901

	Number of Shares	Value
MML Inflation-Protected and Income Fund, Initial Class (a)	1,640,662	$16,866,008
MML Managed Bond Fund, Initial Class (a)	6,770,992	85,527,270
MML Short-Duration Bond Fund, Class II (a)	2,357,407	22,843,273
MML Total Return Bond Fund, Class II (a)	4,446,233	47,752,538

		251,361,067

TOTAL MUTUAL FUNDS (Cost $401,202,155)		408,295,514

TOTAL LONG-TERM INVESTMENTS (Cost $401,202,155)		408,295,514

TOTAL INVESTMENTS — 100.1% (Cost $401,202,155) (b)		408,295,514

Other Assets/(Liabilities) — (0.1)%		(347,531)

NET ASSETS — 100.0%		$407,947,983

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

23

MML Balanced Allocation Fund – Portfolio of Investments

December 31, 2019

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 48.6%
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund/VA, Series I	42,520	$3,564,065
Invesco Oppenheimer V.I. Global Fund/VA, Series I	148,308	6,310,505
Invesco Oppenheimer V.I. International Growth Fund/VA, Series I	926,629	2,270,240
Invesco Oppenheimer V.I. Main Street Fund/VA, Series I	351,952	10,361,456
MML Blue Chip Growth Fund, Initial Class (a)	1,080,515	17,817,696
MML Equity Income Fund, Initial Class (a)	1,749,958	19,564,530
MML Equity Index Fund, Class III (a)	42,398	1,373,256
MML Focused Equity Fund, Class II (a)	3,358,242	22,735,295
MML Foreign Fund, Initial Class (a)	1,551,001	15,665,107
MML Fundamental Growth Fund, Class II (a)	1,065,809	10,679,407
MML Fundamental Value Fund, Class II (a)	1,322,264	17,308,435
MML Global Fund, Class I (a)	2,775,532	35,693,340
MML Income & Growth Fund, Initial Class (a)	1,999,371	19,873,747
MML International Equity Fund, Class II (a)	1,566,963	15,826,325
MML Large Cap Growth Fund, Initial Class (a)	581,038	6,443,710
MML Mid Cap Growth Fund, Initial Class (a)	1,119,469	17,777,164
MML Mid Cap Value Fund, Initial Class (a)	1,613,010	17,097,902
MML Small Cap Growth Equity Fund, Initial Class (a)	208,280	2,943,680
MML Small Company Value Fund, Class II (a)	434,595	6,410,281
MML Small/Mid Cap Value Fund, Initial Class (a)	461,669	5,106,057
MML Strategic Emerging Markets Fund, Class II (a)	388,605	4,923,621

		259,745,819

Fixed Income Funds — 51.5%
Invesco Oppenheimer V.I. Global Strategic Income Fund/VA, Series I	2,115,774	10,515,398
MML Dynamic Bond Fund, Class II (a)	5,897,028	59,442,046
MML High Yield Fund, Class II (a)	1,343,693	12,859,143

	Number of Shares	Value
MML Inflation-Protected and Income Fund, Initial Class (a)	1,894,250	$19,472,893
MML Managed Bond Fund, Initial Class (a)	7,603,625	96,044,609
MML Short-Duration Bond Fund, Class II (a)	2,568,627	24,890,000
MML Total Return Bond Fund, Class II (a)	4,822,114	51,789,501

		275,013,590

TOTAL MUTUAL FUNDS (Cost $526,470,747)		534,759,409

TOTAL LONG-TERM INVESTMENTS (Cost $526,470,747)		534,759,409

TOTAL INVESTMENTS — 100.1% (Cost $526,470,747) (b)		534,759,409

Other Assets/(Liabilities) — (0.1)%		(426,372)

NET ASSETS — 100.0%		$534,333,037

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

24

MML Moderate Allocation Fund – Portfolio of Investments

December 31, 2019

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 60.8%
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund/VA, Series I	178,049	$14,924,077
Invesco Oppenheimer V.I. Global Fund/VA, Series I	782,983	33,315,912
Invesco Oppenheimer V.I. International Growth Fund/VA, Series I	3,878,122	9,501,398
Invesco Oppenheimer V.I. Main Street Fund/VA, Series I	888,476	26,156,737
MML Blue Chip Growth Fund, Initial Class (a)	5,219,556	86,070,475
MML Equity Income Fund, Initial Class (a)	8,661,193	96,832,134
MML Equity Index Fund, Class III (a)	180,721	5,853,538
MML Focused Equity Fund, Class II (a)	19,369,482	131,131,396
MML Foreign Fund, Initial Class (a)	7,016,960	70,871,296
MML Fundamental Growth Fund, Class II (a)	4,480,530	44,894,915
MML Fundamental Value Fund, Class II (a)	6,504,969	85,150,047
MML Global Fund, Class I (a)	14,002,686	180,074,543
MML Income & Growth Fund, Initial Class (a)	9,761,537	97,029,674
MML International Equity Fund, Class II (a)	7,789,969	78,678,686
MML Large Cap Growth Fund, Initial Class (a)	2,340,986	25,961,531
MML Mid Cap Growth Fund, Initial Class (a)	6,075,947	96,486,038
MML Mid Cap Value Fund, Initial Class (a)	8,298,618	87,965,355
MML Small Cap Growth Equity Fund, Initial Class (a)	994,190	14,051,151
MML Small Company Value Fund, Class II (a)	2,061,735	30,410,587
MML Small/Mid Cap Value Fund, Initial Class (a)	2,403,221	26,579,626
MML Strategic Emerging Markets Fund, Class II (a)	4,227,249	53,559,245

		1,295,498,361

Fixed Income Funds — 39.3%
Invesco Oppenheimer V.I. Global Strategic Income Fund/VA, Series I	4,524,149	22,485,021

	Number of Shares	Value
MML Dynamic Bond Fund, Class II (a)	18,267,996	$184,141,398
MML High Yield Fund, Class II (a)	4,183,708	40,038,083
MML Inflation-Protected and Income Fund, Initial Class (a)	5,957,924	61,247,456
MML Managed Bond Fund, Initial Class (a)	22,549,554	284,832,981
MML Short-Duration Bond Fund, Class II (a)	8,030,329	77,813,892
MML Total Return Bond Fund, Class II (a)	15,384,585	165,230,445

		835,789,276

TOTAL MUTUAL FUNDS (Cost $2,092,116,172)		2,131,287,637

TOTAL LONG-TERM INVESTMENTS (Cost $2,092,116,172)		2,131,287,637

TOTAL INVESTMENTS — 100.1% (Cost $2,092,116,172) (b)		2,131,287,637

Other Assets/(Liabilities) — (0.1)%		(1,595,927)

NET ASSETS — 100.0%		$2,129,691,710

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

25

MML Growth Allocation Fund – Portfolio of Investments

December 31, 2019

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 72.2%
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund/VA, Series I	177,222	$14,854,761
Invesco Oppenheimer V.I. Global Fund/VA, Series I	691,932	29,441,724
Invesco Oppenheimer V.I. International Growth Fund/VA, Series I	3,483,433	8,534,410
Invesco Oppenheimer V.I. Main Street Fund/VA, Series I	882,815	25,990,070
MML Blue Chip Growth Fund, Initial Class (a)	4,287,402	70,699,258
MML Equity Income Fund, Initial Class (a)	7,108,335	79,471,187
MML Equity Index Fund, Class III (a)	160,686	5,204,617
MML Focused Equity Fund, Class II (a)	16,642,957	112,672,816
MML Foreign Fund, Initial Class (a)	6,637,501	67,038,756
MML Fundamental Growth Fund, Class II (a)	3,415,909	34,227,405
MML Fundamental Value Fund, Class II (a)	5,391,649	70,576,691
MML Global Fund, Class I (a)	11,755,432	151,174,860
MML Income & Growth Fund, Initial Class (a)	8,243,025	81,935,670
MML International Equity Fund, Class II (a)	6,516,896	65,820,648
MML Large Cap Growth Fund, Initial Class (a)	2,207,874	24,485,326
MML Mid Cap Growth Fund, Initial Class (a)	5,140,139	81,625,414
MML Mid Cap Value Fund, Initial Class (a)	6,756,459	71,618,466
MML Small Cap Growth Equity Fund, Initial Class (a)	1,061,762	15,006,166
MML Small Company Value Fund, Class II (a)	2,024,659	29,863,715
MML Small/Mid Cap Value Fund, Initial Class (a)	2,170,198	24,002,391
MML Strategic Emerging Markets Fund, Class II (a)	4,428,616	56,110,565

		1,120,354,916

Fixed Income Funds — 27.9%
Invesco Oppenheimer V.I. Global Strategic Income Fund/VA, Series I	3,252,412	16,164,489

	Number of Shares	Value
MML Dynamic Bond Fund, Class II (a)	8,471,192	$85,389,620
MML High Yield Fund, Class II (a)	2,083,375	19,937,896
MML Inflation-Protected and Income Fund, Initial Class (a)	5,731,761	58,922,504
MML Managed Bond Fund, Initial Class (a)	10,640,410	134,403,534
MML Short-Duration Bond Fund, Class II (a)	4,464,709	43,263,031
MML Total Return Bond Fund, Class II (a)	6,896,240	74,065,614

		432,146,688

TOTAL MUTUAL FUNDS (Cost $1,519,250,398)		1,552,501,604

TOTAL LONG-TERM INVESTMENTS (Cost $1,519,250,398)		1,552,501,604

TOTAL INVESTMENTS — 100.1% (Cost $1,519,250,398) (b)		1,552,501,604

Other Assets/(Liabilities) — (0.1)%		(1,008,354)

NET ASSETS — 100.0%		$1,551,493,250

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

26

MML Aggressive Allocation Fund – Portfolio of Investments

December 31, 2019

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 86.6%
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund/VA, Series I	24,806	$2,079,276
Invesco Oppenheimer V.I. Global Fund/VA, Series I	96,091	4,088,653
Invesco Oppenheimer V.I. International Growth Fund/VA, Series I	410,033	1,004,580
Invesco Oppenheimer V.I. Main Street Fund/VA, Series I	127,304	3,747,839
MML Blue Chip Growth Fund, Initial Class (a)	535,731	8,834,198
MML Equity Income Fund, Initial Class (a)	885,248	9,897,070
MML Equity Index Fund, Class III (a)	20,748	672,032
MML Focused Equity Fund, Class II (a)	2,055,357	13,914,764
MML Foreign Fund, Initial Class (a)	798,959	8,069,490
MML Fundamental Growth Fund, Class II (a)	421,879	4,227,227
MML Fundamental Value Fund, Class II (a)	671,899	8,795,156
MML Global Fund, Class I (a)	1,460,993	18,788,368
MML Income & Growth Fund, Initial Class (a)	967,232	9,614,288
MML International Equity Fund, Class II (a)	808,058	8,161,387
MML Large Cap Growth Fund, Initial Class (a)	280,466	3,110,371
MML Mid Cap Growth Fund, Initial Class (a)	635,770	10,096,021
MML Mid Cap Value Fund, Initial Class (a)	838,782	8,891,086
MML Small Cap Growth Equity Fund, Initial Class (a)	140,726	1,988,912
MML Small Company Value Fund, Class II (a)	269,119	3,969,499
MML Small/Mid Cap Value Fund, Initial Class (a)	248,157	2,744,616
MML Strategic Emerging Markets Fund, Class II (a)	694,831	8,803,514

		141,498,347

Fixed Income Funds — 13.5%
Invesco Oppenheimer V.I. Global Strategic Income Fund/VA, Series I	257,142	1,277,996
MML Dynamic Bond Fund, Class II (a)	353,421	3,562,486
MML High Yield Fund, Class II (a)	187,314	1,792,598

	Number of Shares	Value
MML Inflation-Protected and Income Fund, Initial Class (a)	330,464	$3,397,173
MML Managed Bond Fund, Initial Class (a)	468,214	5,914,208
MML Short-Duration Bond Fund, Class II (a)	300,282	2,909,730
MML Total Return Bond Fund, Class II (a)	296,580	3,185,272

		22,039,463

TOTAL MUTUAL FUNDS (Cost $159,492,728)		163,537,810

TOTAL LONG-TERM INVESTMENTS (Cost $159,492,728)		163,537,810

TOTAL INVESTMENTS — 100.1% (Cost $159,492,728) (b)		163,537,810

Other Assets/(Liabilities) — (0.1)%		(141,659)

NET ASSETS — 100.0%		$163,396,151

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

27

MML American Funds Growth Fund – Portfolio of Investments

December 31, 2019

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 100.1%
American Funds Growth Fund, Class 1	2,428,917	$197,276,612

TOTAL MUTUAL FUNDS (Cost $175,460,314)		197,276,612

TOTAL LONG-TERM INVESTMENTS (Cost $175,460,314)		197,276,612

TOTAL INVESTMENTS — 100.1% (Cost $175,460,314) (a)		197,276,612

Other Assets/(Liabilities) — (0.1)%		(240,919)

NET ASSETS — 100.0%		$197,035,693

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

28

MML American Funds International Fund – Portfolio of Investments

December 31, 2019

	Number of Shares	Value
MUTUAL FUNDS — 100.2%
Equity Funds — 100.2%
American Funds International Fund, Class 1	3,070,273	$64,045,900

TOTAL MUTUAL FUNDS (Cost $58,725,825)		64,045,900

TOTAL LONG-TERM INVESTMENTS (Cost $58,725,825)		64,045,900

TOTAL INVESTMENTS — 100.2% (Cost $58,725,825) (a)		64,045,900

Other Assets/(Liabilities) — (0.2)%		(102,758)

NET ASSETS — 100.0%		$63,943,142

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

29

MML American Funds Core Allocation Fund – Portfolio of Investments

December 31, 2019

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 66.0%
American Funds Blue Chip Income and Growth Fund, Class 1	19,701,513	$267,152,523
American Funds Growth-Income Fund, Class 1	5,232,721	265,351,257
American Funds International Fund, Class 1	6,141,324	128,108,018

		660,611,798

Fixed Income Funds — 34.1%
American Funds Bond Fund, Class 1	30,613,847	341,956,668

TOTAL MUTUAL FUNDS (Cost $956,378,378)		1,002,568,466

TOTAL LONG-TERM INVESTMENTS (Cost $956,378,378)		1,002,568,466

TOTAL INVESTMENTS — 100.1% (Cost $956,378,378) (a)		1,002,568,466

Other Assets/(Liabilities) — (0.1)%		(1,157,073)

NET ASSETS — 100.0%		$1,001,411,393

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

30

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31

MML Series Investment Fund – Financial Statements

Statements of Assets and Liabilities

December 31, 2019

	MML Conservative Allocation Fund	MML Balanced Allocation Fund
Assets:
Investments, at value — unaffiliated issuers (Note 2) (a)	$23,188,851	$33,021,664
Investments, at value — affiliated issuers (Notes 2 & 7) (b)	385,106,663	501,737,745

Total investments	408,295,514	534,759,409

Receivables from:
Investments sold	568,953	-
Fund shares sold	44,272	97,587

Total assets	408,908,739	534,856,996

Liabilities:
Payables for:
Investments purchased	-	54,010
Fund shares repurchased	613,224	43,577
Trustees’ fees and expenses (Note 3)	48,032	59,049
Affiliates (Note 3):
Investment advisory fees	36,244	46,776
Administration fees	-	-
Service fees	199,458	256,050
Accrued expense and other liabilities	63,798	64,497

Total liabilities	960,756	523,959

Net assets	$407,947,983	$534,333,037

Net assets consist of:
Paid-in capital	$388,758,145	$505,773,940
Accumulated Gain (Loss)	19,189,838	28,559,097

Net assets	$407,947,983	$534,333,037

(a) Cost of investments — unaffiliated issuers:	$22,492,883	$31,729,224
(b) Cost of investments — affiliated issuers:	$378,709,272	$494,741,523

The accompanying notes are an integral part of the financial statements.

32

MML Moderate Allocation Fund	MML Growth Allocation Fund	MML Aggressive Allocation Fund	MML American Funds Growth Fund	MML American Funds International Fund	MML American Funds Core Allocation Fund

$106,383,145	$94,985,454	$12,198,344	$197,276,612	$64,045,900	$1,002,568,466
2,024,904,492	1,457,516,150	151,339,466	-	-	-

2,131,287,637	1,552,501,604	163,537,810	197,276,612	64,045,900	1,002,568,466

663,211	-	-	4,566,437	604,052	333,671
102,878	574,933	9,180	139,231	1,446	8,985

2,132,053,726	1,553,076,537	163,546,990	201,982,280	64,651,398	1,002,911,122

-	381,242	1,077	-	-	-
766,089	193,691	8,103	4,705,668	605,498	342,657
220,435	176,749	13,536	14,195	6,205	88,990

185,220	135,168	14,155	26,054	8,356	168,991
-	-	-	43,424	13,927	217,933
1,086,362	607,269	58,239	120,579	39,364	620,047
103,910	89,168	55,729	36,667	34,906	61,111

2,362,016	1,583,287	150,839	4,946,587	708,256	1,499,729

$2,129,691,710	$1,551,493,250	$163,396,151	$197,035,693	$63,943,142	$1,001,411,393

$1,993,428,943	$1,422,667,225	$151,023,260	$151,088,906	$54,870,588	$894,158,695
136,262,767	128,826,025	12,372,891	45,946,787	9,072,554	107,252,698

$2,129,691,710	$1,551,493,250	$163,396,151	$197,035,693	$63,943,142	$1,001,411,393

$99,132,570	$88,721,158	$11,493,694	$175,460,314	$58,725,825	$956,378,378
$1,992,983,602	$1,430,529,240	$147,999,034	$-	$-	$-

33

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2019

	MML Conservative Allocation Fund	MML Balanced Allocation Fund
Initial Class shares:
Net assets	$95,290,391	$125,465,114

Shares outstanding (a)	9,580,397	12,679,797

Net asset value, offering price and redemption price per share	$9.95	$9.89

Service Class shares:
Net assets	$312,657,592	$408,867,923

Shares outstanding (a)	31,780,708	41,725,566

Net asset value, offering price and redemption price per share	$9.84	$9.80

Service Class I shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

34

MML Moderate Allocation Fund	MML Growth Allocation Fund	MML Aggressive Allocation Fund	MML American Funds Growth Fund	MML American Funds International Fund	MML American Funds Core Allocation Fund

$378,044,128	$573,103,677	$67,729,609	$-	$-	$-

35,890,268	63,392,890	6,667,334	-	-	-

$10.53	$9.04	$10.16	$-	$-	$-

$1,751,647,582	$978,389,573	$95,666,542	$-	$-	$-

168,310,365	109,241,099	9,573,213	-	-	-

$10.41	$8.96	$9.99	$-	$-	$-

$-	$-	$-	$197,035,693	$63,943,142	$1,001,411,393

-	-	-	13,752,892	6,276,137	85,472,505

$-	$-	$-	$14.33	$10.19	$11.72

35

MML Series Investment Fund – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2019

	MML Conservative Allocation Fund	MML Balanced Allocation Fund
Investment income (Note 2):
Dividends — unaffiliated issuers	$-	$-
Dividends — affiliated issuers (Note 7)	11,050,769	12,928,884

Total investment income	11,050,769	12,928,884

Expenses (Note 3):
Investment advisory fees	411,144	529,862
Custody fees	22,352	22,381
Audit fees	32,938	33,206
Legal fees	12,188	12,893
Proxy fees	1,370	1,370
Shareholder reporting fees	29,014	34,219
Trustees’ fees	19,798	25,536

	528,804	659,467
Administration fees:
Service Class I	-	-
Distribution and Service fees:
Service Class	793,482	1,018,311
Service Class I	-	-

Total expenses	1,322,286	1,677,778
Expenses waived (Note 3):
Service Class I fees reimbursed by adviser	-	-

Net expenses:	1,322,286	1,677,778

Net investment income (loss)	9,728,483	11,251,106

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions — unaffiliated issuers	-	-
Investment transactions — affiliated issuers (Note 7)	(2,326,670)	(4,877,035)
Realized gain distributions — unaffiliated issuers	-	-
Realized gain distributions — affiliated issuers (Note 7)	12,954,270	21,319,461

Net realized gain (loss)	10,627,600	16,442,426

Net change in unrealized appreciation (depreciation) on:
Investment transactions — unaffiliated issuers	695,968	1,292,440
Investment transactions — affiliated issuers (Note 7)	35,963,251	51,995,720

Net change in unrealized appreciation (depreciation)	36,659,219	53,288,160

Net realized gain (loss) and change in unrealized appreciation (depreciation)	47,286,819	69,730,586

Net increase (decrease) in net assets resulting from operations	$57,015,302	$80,981,692

The accompanying notes are an integral part of the financial statements.

36

MML Moderate Allocation Fund	MML Growth Allocation Fund	MML Aggressive Allocation Fund	MML American Funds Growth Fund	MML American Funds International Fund	MML American Funds Core Allocation Fund

$-	$-	$-	$1,832,449	$1,033,580	$22,069,947
45,400,096	26,828,819	2,104,425	-	-	-

45,400,096	26,828,819	2,104,425	1,832,449	1,033,580	22,069,947

2,114,550	1,524,189	153,141	275,601	92,165	1,919,979
22,664	22,490	22,169	1,765	1,759	5,393
36,930	35,513	32,325	32,376	32,214	34,266
51,891	37,229	3,653	3,851	1,314	21,482
1,370	1,370	1,370	1,370	1,370	1,370
106,194	79,108	17,285	19,339	13,737	59,393
101,975	73,341	7,345	8,623	2,898	46,887

2,435,574	1,773,240	237,288	342,925	145,457	2,088,770

-	-	-	459,335	153,608	2,474,970

4,360,274	2,404,615	224,608	-	-	-
-	-	-	459,335	153,608	2,474,970

6,795,848	4,177,855	461,896	1,261,595	452,673	7,038,710

-	-	-	-	(6,915)	-

6,795,848	4,177,855	461,896	1,261,595	445,758	7,038,710

38,604,248	22,650,964	1,642,529	570,854	587,822	15,031,237

-	-	-	4,328,341	1,687,634	(630,481)
(15,040,813)	(247,666)	(1,640,749)	-	-	-
-	-	-	19,248,199	1,554,763	48,192,208
96,360,484	86,304,917	10,573,331	-	-	-

81,319,671	86,057,251	8,932,582	23,576,540	3,242,397	47,561,727

7,250,575	6,264,296	704,650	23,915,036	8,463,025	101,458,840
227,789,261	174,082,559	20,984,877	-	-	-

235,039,836	180,346,855	21,689,527	23,915,036	8,463,025	101,458,840

316,359,507	266,404,106	30,622,109	47,491,576	11,705,422	149,020,567

$354,963,755	$289,055,070	$32,264,638	$48,062,430	$12,293,244	$164,051,804

37

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Conservative Allocation Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$9,728,483	$8,942,002
Net realized gain (loss)	10,627,600	14,650,602
Net change in unrealized appreciation (depreciation)	36,659,219	(38,676,162)

Net increase (decrease) in net assets resulting from operations	57,015,302	(15,083,558)

Distributions to shareholders (Note 2):
Initial Class	(5,987,929)	(4,578,931)
Service Class	(19,874,970)	(14,533,651)

Total distributions	(25,862,899)	(19,112,582)

Net fund share transactions (Note 5):
Initial Class	(2,731,337)	(8,677,685)
Service Class	(17,500,386)	(36,235,951)

Increase (decrease) in net assets from fund share transactions	(20,231,723)	(44,913,636)

Total increase (decrease) in net assets	10,920,680	(79,109,776)
Net assets
Beginning of year	397,027,303	476,137,079

End of year	$407,947,983	$397,027,303

The accompanying notes are an integral part of the financial statements.

38

MML Balanced Allocation Fund		MML Moderate Allocation Fund		MML Growth Allocation Fund
Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018

$11,251,106	$10,343,559	$38,604,248	$36,852,395	$22,650,964	$21,702,965
16,442,426	23,266,475	81,319,671	126,757,835	86,057,251	130,745,975
53,288,160	(58,352,656)	235,039,836	(286,045,480)	180,346,855	(260,669,321)

80,981,692	(24,742,622)	354,963,755	(122,435,250)	289,055,070	(108,220,381)

(8,806,961)	(8,016,875)	(31,558,407)	(26,266,683)	(58,967,879)	(49,457,550)
(28,322,059)	(25,727,972)	(144,073,299)	(124,671,100)	(99,752,639)	(81,733,948)

(37,129,020)	(33,744,847)	(175,631,706)	(150,937,783)	(158,720,518)	(131,191,498)

(837,627)	(10,129,837)	(2,709,458)	(21,673,573)	(12,292,505)	(22,368,057)
(16,089,521)	(23,329,001)	(86,865,404)	(129,890,525)	(18,633,415)	(14,476,181)

(16,927,148)	(33,458,838)	(89,574,862)	(151,564,098)	(30,925,920)	(36,844,238)

26,925,524	(91,946,307)	89,757,187	(424,937,131)	99,408,632	(276,256,117)

507,407,513	599,353,820	2,039,934,523	2,464,871,654	1,452,084,618	1,728,340,735

$534,333,037	$507,407,513	$2,129,691,710	$2,039,934,523	$1,551,493,250	$1,452,084,618

39

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Aggressive Allocation Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,642,529	$1,491,704
Net realized gain (loss)	8,932,582	14,143,351
Net change in unrealized appreciation (depreciation)	21,689,527	(28,171,514)

Net increase (decrease) in net assets resulting from operations	32,264,638	(12,536,459)

Distributions to shareholders (Note 2):
Initial Class	(6,937,589)	(4,023,507)
Service Class	(9,487,948)	(5,643,220)
Service Class I	-	-

Total distributions	(16,425,537)	(9,666,727)

Net fund share transactions (Note 5):
Initial Class	5,117,999	(1,349,671)
Service Class	3,031,713	6,197,083
Service Class I	-	-

Increase (decrease) in net assets from fund share transactions	8,149,712	4,847,412

Total increase (decrease) in net assets	23,988,813	(17,355,774)
Net assets
Beginning of year	139,407,338	156,763,112

End of year	$163,396,151	$139,407,338

The accompanying notes are an integral part of the financial statements.

40

MML American Funds Growth Fund		MML American Funds International Fund		MML American Funds Core Allocation Fund
Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018

$570,854	$11,374	$587,822	$781,870	$15,031,237	$15,009,554
23,576,540	24,089,387	3,242,397	3,966,820	47,561,727	77,288,807
23,915,036	(24,719,323)	8,463,025	(13,493,195)	101,458,840	(140,549,710)

48,062,430	(618,562)	12,293,244	(8,744,505)	164,051,804	(48,251,349)

-	-	-	-	-	-
-	-	-	-	-	-
(24,103,348)	(20,518,506)	(4,781,345)	(2,601,370)	(93,729,834)	(91,047,579)

(24,103,348)	(20,518,506)	(4,781,345)	(2,601,370)	(93,729,834)	(91,047,579)

-	-	-	-	-	-
-	-	-	-	-	-
10,716,727	11,600,753	(281,004)	1,126,970	(24,961,620)	1,076,141

10,716,727	11,600,753	(281,004)	1,126,970	(24,961,620)	1,076,141

34,675,809	(9,536,315)	7,230,895	(10,218,905)	45,360,350	(138,222,787)

162,359,884	171,896,199	56,712,247	66,931,152	956,051,043	1,094,273,830

$197,035,693	$162,359,884	$63,943,142	$56,712,247	$1,001,411,393	$956,051,043

41

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Conservative Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Initial Class
12/31/19	$9.23	$0.25	$1.13	$1.38	$(0.28)	$(0.38)	$(0.66)	$9.95	15.20%		$95,290	0.13%	2.55%
12/31/18	10.01	0.22	(0.55)	(0.33)	(0.25)	(0.20)	(0.45)	9.23	(3.50%	)	90,797	0.12%	2.22%
12/31/17	9.63	0.22	0.70	0.92	(0.23)	(0.31)	(0.54)	10.01	9.62%		107,294	0.12%	2.23%
12/31/16	9.83	0.20	0.37	0.57	(0.24)	(0.53)	(0.77)	9.63	5.78%		112,989	0.12%	2.01%
12/31/15	10.94	0.21	(0.25)	(0.04)	(0.32)	(0.75)	(1.07)	9.83	(0.38%	)	117,636	0.12%	1.96%
Service Class
12/31/19	$9.13	$0.22	$1.12	$1.34	$(0.25)	$(0.38)	$(0.63)	$9.84	14.93%		$312,658	0.38%	2.31%
12/31/18	9.90	0.19	(0.53)	(0.34)	(0.23)	(0.20)	(0.43)	9.13	(3.70%	)	306,230	0.37%	1.94%
12/31/17	9.53	0.20	0.68	0.88	(0.20)	(0.31)	(0.51)	9.90	9.33%		368,843	0.37%	2.00%
12/31/16	9.74	0.18	0.35	0.53	(0.21)	(0.53)	(0.74)	9.53	5.48%		364,364	0.37%	1.80%
12/31/15	10.85	0.19	(0.26)	(0.07)	(0.29)	(0.75)	(1.04)	9.74	(0.63%	)	338,677	0.37%	1.76%

	Year ended December 31
	2019	2018	2017	2016	2015
Portfolio turnover rate[x]	29%	18%	14%	24%	29%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

42

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Balanced Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Initial Class
12/31/19	$9.12	$0.23	$1.27	$1.50	$(0.26)	$(0.47)	$(0.73)	$9.89	16.75%		$125,465	0.12%	2.32%
12/31/18	10.16	0.20	(0.61)	(0.41)	(0.24)	(0.39)	(0.63)	9.12	(4.47%	)	116,177	0.12%	2.00%
12/31/17	9.70	0.21	0.88	1.09	(0.20)	(0.43)	(0.63)	10.16	11.48%		139,773	0.12%	2.06%
12/31/16	10.05	0.18	0.43	0.61	(0.24)	(0.72)	(0.96)	9.70	6.15%		134,716	0.12%	1.84%
12/31/15	11.23	0.19	(0.23)	(0.04)	(0.31)	(0.83)	(1.14)	10.05	(0.36%	)	144,084	0.12%	1.77%
Service Class
12/31/19	$9.03	$0.20	$1.27	$1.47	$(0.23)	$(0.47)	$(0.70)	$9.80	16.61%		$408,868	0.37%	2.07%
12/31/18	10.07	0.17	(0.61)	(0.44)	(0.21)	(0.39)	(0.60)	9.03	(4.76%	)	391,230	0.37%	1.76%
12/31/17	9.62	0.18	0.88	1.06	(0.18)	(0.43)	(0.61)	10.07	11.21%		459,581	0.37%	1.82%
12/31/16	9.98	0.16	0.42	0.58	(0.22)	(0.72)	(0.94)	9.62	5.82%		438,996	0.37%	1.62%
12/31/15	11.16	0.17	(0.23)	(0.06)	(0.29)	(0.83)	(1.12)	9.98	(0.61%	)	427,682	0.37%	1.56%

	Year ended December 31
	2019	2018	2017	2016	2015
Portfolio turnover rate[x]	28%	17%	15%	18%	26%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

43

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Moderate Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Initial Class
12/31/19	$9.71	$0.21	$1.54	$1.75	$(0.28)	$(0.65)	$(0.93)	$10.53	18.58%		$378,044	0.12%	2.05%
12/31/18	11.00	0.19	(0.73)	(0.54)	(0.24)	(0.51)	(0.75)	9.71	(5.48%	)	349,719	0.11%	1.79%
12/31/17	10.38	0.20	1.15	1.35	(0.20)	(0.53)	(0.73)	11.00	13.33%		417,670	0.11%	1.84%
12/31/16	10.66	0.18	0.54	0.72	(0.23)	(0.77)	(1.00)	10.38	6.89%		411,730	0.11%	1.69%
12/31/15	11.83	0.18	(0.26)	(0.08)	(0.28)	(0.81)	(1.09)	10.66	(0.64%	)	416,556	0.11%	1.59%
Service Class
12/31/19	$9.60	$0.18	$1.53	$1.71	$(0.25)	$(0.65)	$(0.90)	$10.41	18.36%		$1,751,648	0.37%	1.78%
12/31/18	10.88	0.16	(0.72)	(0.56)	(0.21)	(0.51)	(0.72)	9.60	(5.70%	)	1,690,215	0.36%	1.54%
12/31/17	10.28	0.17	1.14	1.31	(0.18)	(0.53)	(0.71)	10.88	12.99%		2,047,202	0.36%	1.60%
12/31/16	10.57	0.15	0.53	0.68	(0.20)	(0.77)	(0.97)	10.28	6.59%		1,968,981	0.36%	1.45%
12/31/15	11.74	0.16	(0.26)	(0.10)	(0.26)	(0.81)	(1.07)	10.57	(0.86%	)	1,922,174	0.36%	1.38%

	Year ended December 31
	2019	2018	2017	2016	2015
Portfolio turnover rate[x]	28%	15%	13%	14%	19%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

44

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Growth Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Initial Class
12/31/19	$8.35	$0.15	$1.55	$1.70	$(0.22)	$(0.79)	$(1.01)	$9.04	21.21%		$573,104	0.12%	1.64%
12/31/18	9.75	0.14	(0.73)	(0.59)	(0.18)	(0.63)	(0.81)	8.35	(6.90%	)	536,767	0.11%	1.47%
12/31/17	9.16	0.15	1.28	1.43	(0.15)	(0.69)	(0.84)	9.75	16.07%		647,613	0.11%	1.53%
12/31/16	9.69	0.13	0.58	0.71	(0.19)	(1.05)	(1.24)	9.16	7.57%		607,088	0.11%	1.38%
12/31/15	11.28	0.13	(0.21)	(0.08)	(0.28)	(1.23)	(1.51)	9.69	(0.71%	)	605,993	0.11%	1.22%
Service Class
12/31/19	$8.28	$0.12	$1.54	$1.66	$(0.19)	$(0.79)	$(0.98)	$8.96	20.93%		$978,390	0.37%	1.40%
12/31/18	9.67	0.12	(0.73)	(0.61)	(0.15)	(0.63)	(0.78)	8.28	(7.10%	)	915,318	0.36%	1.22%
12/31/17	9.09	0.12	1.28	1.40	(0.13)	(0.69)	(0.82)	9.67	15.81%		1,080,728	0.36%	1.27%
12/31/16	9.63	0.11	0.56	0.67	(0.16)	(1.05)	(1.21)	9.09	7.23%		1,001,718	0.36%	1.13%
12/31/15	11.22	0.11	(0.22)	(0.11)	(0.25)	(1.23)	(1.48)	9.63	(0.97%	)	1,003,111	0.36%	0.98%

	Year ended December 31
	2019	2018	2017	2016	2015
Portfolio turnover rate[x]	29%	17%	16%	17%	22%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

45

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Aggressive Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Initial Class
12/31/19	$9.20	$0.12	$1.99	$2.11	$(0.21)	$(0.94)	$(1.15)	$10.16	23.93%		$67,730	0.15%	1.24%
12/31/18	10.68	0.12	(0.90)	(0.78)	(0.15)	(0.55)	(0.70)	9.20	(8.12%	)	56,195	0.15%	1.10%
12/31/17	9.67	0.12	1.65	1.77	(0.12)	(0.64)	(0.76)	10.68	18.77%		66,517	0.15%	1.17%
12/31/16	10.10	0.11	0.72	0.83	(0.16)	(1.10)	(1.26)	9.67	8.54%		58,438	0.15%	1.09%
12/31/15	11.86	0.10	(0.20)	(0.10)	(0.25)	(1.41)	(1.66)	10.10	(0.84%	)	55,420	0.16%	0.92%
Service Class
12/31/19	$9.06	$0.09	$1.96	$2.05	$(0.18)	$(0.94)	$(1.12)	$9.99	23.65%		$95,667	0.40%	0.95%
12/31/18	10.54	0.09	(0.90)	(0.81)	(0.12)	(0.55)	(0.67)	9.06	(8.44%	)	83,212	0.40%	0.87%
12/31/17	9.56	0.10	1.62	1.72	(0.10)	(0.64)	(0.74)	10.54	18.44%		90,246	0.40%	0.95%
12/31/16	10.00	0.08	0.72	0.80	(0.14)	(1.10)	(1.24)	9.56	8.28%		73,617	0.40%	0.84%
12/31/15	11.76	0.08	(0.21)	(0.13)	(0.22)	(1.41)	(1.63)	10.00	(1.07%	)	67,973	0.41%	0.69%

	Year ended December 31
	2019	2018	2017	2016	2015
Portfolio turnover rate[x]	32%	19%	20%	19%	22%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

46

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML American Funds Growth Fund

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[u]	Ratio of expenses to average daily net assets after expense waivers[u,j]		Net investment income (loss) to average daily net assets
Service Class I
12/31/19	$12.70	$0.04		$3.53	$3.57	$(0.05)	$(1.89)	$(1.94)	$14.33	30.33%		$197,036	0.69%	0.69%	[l]	0.31%
12/31/18	14.37	0.00	[d]	0.15	0.15	(0.04)	(1.78)	(1.82)	12.70	(0.73%	)	162,360	0.69%	0.69%	[l]	0.01%
12/31/17	12.37	0.01		3.31	3.32	(0.04)	(1.28)	(1.32)	14.37	27.78%		171,896	0.68%	0.68%	[l]	0.07%
12/31/16	14.53	0.05		1.16	1.21	(0.03)	(3.34)	(3.37)	12.37	9.00%		139,841	0.69%	0.69%	[l]	0.37%
12/31/15	14.67	0.03		0.84	0.87	(0.10)	(0.91)	(1.01)	14.53	6.41%		127,667	0.69%	0.69%	[l]	0.22%

	Year ended December 31
	2019	2018	2017	2016	2015
Portfolio turnover rate[x]	12%	12%	11%	8%	7%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l	Expenses incurred during the period fell under the expense cap.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

u	Expenses of the Master Fund are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of the Master Fund.
x	Amount does not include the portfolio activity of the Master Fund.

The accompanying notes are an integral part of the financial statements.

47

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML American Funds International Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[u]	Ratio of expenses to average daily net assets after expense waivers[u,j]	Net investment income (loss) to average daily net assets
Service Class I
12/31/19	$9.07	$0.09	$1.83	$1.92	$(0.28)	$(0.52)	$(0.80)	$10.19	22.31%		$63,943	0.74%	0.73%	0.96%
12/31/18	10.93	0.13	(1.55)	(1.42)	(0.09)	(0.35)	(0.44)	9.07	(13.52%	)	56,712	0.73%	0.70%	1.24%
12/31/17	9.12	0.08	2.73	2.81	(0.09)	(0.91)	(1.00)	10.93	31.65%		66,931	0.72%	0.70%	0.80%
12/31/16	9.63	0.09	0.21	0.30	(0.11)	(0.70)	(0.81)	9.12	2.97%		53,972	0.72%	0.70%	0.94%
12/31/15	10.48	0.12	(0.63)	(0.51)	(0.10)	(0.24)	(0.34)	9.63	(4.93%	)	55,589	0.72%	0.70%	1.14%

	Year ended December 31
	2019	2018	2017	2016	2015
Portfolio turnover rate[x]	8%	11%	9%	12%	4%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

u	Expenses of the Master Fund are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of the Master Fund.
x	Amount does not include the portfolio activity of the Master Fund.

The accompanying notes are an integral part of the financial statements.

48

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML American Funds Core Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Service Class I
12/31/19	$10.98	$0.18	$1.72	$1.90	$(0.29)	$(0.87)	$(1.16)	$11.72	18.12%		$1,001,411	0.71%	1.52%
12/31/18	12.60	0.17	(0.69)	(0.52)	(0.22)	(0.88)	(1.10)	10.98	(4.84%	)	956,051	0.71%	1.41%
12/31/17	11.94	0.16	1.56	1.72	(0.18)	(0.88)	(1.06)	12.60	14.94%		1,094,274	0.71%	1.25%
12/31/16	12.08	0.16	0.92	1.08	(0.24)	(0.98)	(1.22)	11.94	8.97%		941,450	0.71%	1.29%
12/31/15	12.72	0.16	(0.31)	(0.15)	(0.17)	(0.32)	(0.49)	12.08	(1.12%	)	813,103	0.71%	1.28%

	Year ended December 31
	2019	2018	2017	2016	2015
Portfolio turnover rate[x]	16%	15%	16%	7%	3%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

49

Notes to Financial Statements

1.	The Funds

MML Series Investment Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated December 19, 1984, as restated May 14, 1993, and further amended and restated as of December 15, 2011, as it may be further amended from time to time. The following are eight series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MML Conservative Allocation Fund (“Conservative Allocation Fund”)

MML Balanced Allocation Fund (“Balanced Allocation Fund”)

MML Moderate Allocation Fund (“Moderate Allocation Fund”)

MML Growth Allocation Fund (“Growth Allocation Fund”)

MML Aggressive Allocation Fund (“Aggressive Allocation Fund”)

MML American Funds Growth Fund (“MML American Funds Growth Fund”)

MML American Funds International Fund (“MML American Funds International Fund”)

MML American Funds Core Allocation Fund (“MML American Funds Core Allocation Fund”)

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company are the record owners of all of the outstanding shares of the Funds.

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

The Conservative Allocation Fund, Balanced Allocation Fund, Moderate Allocation Fund, Growth Allocation Fund, and Aggressive Allocation Fund (the “Allocation Funds”) invest their investable assets in shares of series of the Trust and MML Series Investment Fund II (advised by MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of MassMutual) and non-affiliated mutual funds (together, the “MML Underlying Funds”). The financial statements included herein are those of the Funds. The financial statements of the applicable MML Underlying Funds are presented separately and can be obtained from the Securities and Exchange Commission’s (“SEC”) EDGAR database on its website at http://www.sec.gov or by calling MML Advisers at 1-888-309-3539.

MML American Funds Growth Fund and MML American Funds International Fund (each a “Feeder Fund,” collectively the “Feeder Funds”) invest all of their assets in Class 1 shares of the Growth and International Funds, respectively, each a series of the American Funds Insurance Series (each a “Master Fund,” collectively the “Master Funds”). Each Master Fund is an open-end investment company and organized as a Massachusetts business trust. Each Feeder Fund has an investment objective that is consistent with its corresponding Master Fund. Each Master Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to mutual funds and intends to distribute substantially all of its taxable income and capital gains to shareholders, which includes the applicable Feeder Fund, to qualify as a regulated investment company. The performance of the Feeder Funds is directly affected by the performance of the Master Funds. The financial statements of the Master Funds, including the Summary Investment Portfolios, are provided separately and should be read in conjunction with the Feeder Funds’ financial statements. As of December 31, 2019, the MML American Funds Growth Fund and MML American Funds International Fund owned 0.69% and 0.63% of the Growth and International Master Funds, respectively. The MML American Funds Core Allocation Fund invests all of its investable assets in shares of various series of American Funds Insurance Series, which are managed by Capital Research and Management Company (together, the “American Underlying Funds” and collectively with the MML Underlying Funds, the “Underlying Funds”).

The SEC file number for the American Funds Insurance Series is 811-03857. Additional information related to the Master Funds’ and American Underlying Funds’ financial reports can be located on the SEC’s EDGAR database on its website at http://www.sec.gov.

50

Notes to Financial Statements (Continued)

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. On holidays and other days when the NYSE is closed, each Fund’s net asset value generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that an Underlying Fund or Master Fund holds foreign securities that trade on days that foreign securities markets are open.

The net asset value of each Fund is based upon the net asset value(s) of its corresponding Master Fund or Underlying Funds. Shares of the Master Fund and Underlying Funds are valued at their closing net asset values as reported on each business day.

Certain Underlying Funds or Master Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day.

The Prospectuses and Statements of Additional Information (“SAIs”) for the Underlying Funds and Master Funds, as applicable, explain the valuation methods for the Underlying Funds and Master Funds, including the circumstances under which the Underlying Funds or Master Funds, may use fair value pricing and the effects of doing so. Such Prospectuses and SAIs are available on the SEC’s EDGAR database on its website at http://www.sec.gov.

Various inputs may be used to determine the value of the Funds’ investments. The Funds categorize the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as summarized below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs, to the extent observable inputs are not available (including the Funds’ own assumptions in determining the fair value of investments)

Each Fund characterized all investments at Level 1, as of December 31, 2019. For each Fund, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Funds had no Level 3 transfers during the year ended December 31, 2019.

51

Notes to Financial Statements (Continued)

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and distributions including realized gain distributions are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds determine the classification of distributions received as return of capital distributions or capital gain distributions.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets or another alternative method.

In addition, each Fund will also incur certain fees and expenses indirectly as a shareholder in the Underlying Funds or Master Funds. Because the Underlying Funds have varied expense and fee levels, and the Allocation Funds and MML American Funds Core Allocation Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses indirectly incurred by each of the Allocation Funds and MML American Funds Core Allocation Fund will vary.

Foreign Securities

Certain Underlying Funds or Master Funds may invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of Subchapter M of the Code, applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

52

Notes to Financial Statements (Continued)

3.	Advisory Fees and Other Transactions

Investment Advisory Fees

MML Advisers, a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

Fund	Investment Advisory Fee
Conservative Allocation Fund	0.10%
Balanced Allocation Fund	0.10%
Moderate Allocation Fund	0.10%
Growth Allocation Fund	0.10%
Aggressive Allocation Fund	0.10%
MML American Funds Growth Fund	0.15% on the first $500 million; and
0.125% on any excess over $500 million
MML American Funds International Fund	0.15% on the first $500 million; and
0.125% on any excess over $500 million
MML American Funds Core Allocation Fund	0.20% on the first $750 million; and
0.175% on any excess over $750 million

Administration Fees

For the MML American Funds Growth Fund, MML American Funds International Fund, and MML American Funds Core Allocation Fund, under a separate Administrative and Shareholder Services Agreement between the Trust and MML Advisers, on behalf of each Fund, MML Advisers is obligated to provide administrative and shareholder services and bear some of the Fund specific administrative expenses. In return for these services, MML Advisers receives an administrative services fee based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

Service Class I
MML American Funds Growth Fund	0.25%
MML American Funds International Fund	0.25%
MML American Funds Core Allocation Fund	0.25%

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares and Service Class I shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares and Service Class I shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares or Service Class I shares, as applicable, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class and Service Class I shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Expense Caps and Waivers

Prior to May 1, 2019, MML Advisers agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Master Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other

53

Notes to Financial Statements (Continued)

non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

Service Class I
MML American Funds Growth Fund	0.70%
MML American Funds International Fund	0.70%

#	Master Fund Fees and Expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Funds.

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investments in Underlying Funds or Master Funds (excluding short-term investments) for the year ended December 31, 2019, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Conservative Allocation Fund	$-	$119,588,904	$-	$143,020,951
Balanced Allocation Fund	-	149,478,861	-	170,989,889
Moderate Allocation Fund	-	587,529,052	-	717,901,490
Growth Allocation Fund	-	434,353,109	-	515,111,818
Aggressive Allocation Fund	-	52,451,201	-	48,513,515
MML American Funds Growth Fund	-	27,756,619	-	21,315,097
MML American Funds International Fund	-	4,650,862	-	7,563,988
MML American Funds Core Allocation Fund	-	159,848,327	-	215,348,067

54

Notes to Financial Statements (Continued)

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount
Conservative Allocation Fund Initial Class
Sold	1,150,644	$11,320,212	1,216,359	$12,019,373
Issued as reinvestment of dividends	624,393	5,987,928	470,116	4,578,931
Redeemed	(2,032,976)	(20,039,477)	(2,572,001)	(25,275,989)

Net increase (decrease)	(257,939)	$(2,731,337)	(885,526)	$(8,677,685)

Conservative Allocation Fund Service Class
Sold	3,363,488	$32,649,253	3,680,576	$35,883,005
Issued as reinvestment of dividends	2,092,102	19,874,970	1,506,078	14,533,651
Redeemed	(7,207,841)	(70,024,609)	(8,898,513)	(86,652,607)

Net increase (decrease)	(1,752,251)	$(17,500,386)	(3,711,859)	$(36,235,951)

Balanced Allocation Fund Initial Class
Sold	915,930	$9,052,968	622,909	$6,214,916
Issued as reinvestment of dividends	930,968	8,806,961	820,560	8,016,875
Redeemed	(1,910,980)	(18,697,556)	(2,461,785)	(24,361,628)

Net increase (decrease)	(64,082)	$(837,627)	(1,018,316)	$(10,129,837)

Balanced Allocation Fund Service Class
Sold	3,109,419	$30,234,589	3,628,825	$35,792,065
Issued as reinvestment of dividends	3,022,632	28,322,059	2,655,105	25,727,972
Redeemed	(7,719,630)	(74,646,169)	(8,622,192)	(84,849,038)

Net increase (decrease)	(1,587,579)	$(16,089,521)	(2,338,262)	$(23,329,001)

Moderate Allocation Fund Initial Class
Sold	1,241,801	$12,993,537	965,226	$10,462,004
Issued as reinvestment of dividends	3,168,515	31,558,407	2,489,733	26,266,683
Redeemed	(4,530,277)	(47,261,402)	(5,423,874)	(58,402,260)

Net increase (decrease)	(119,961)	$(2,709,458)	(1,968,915)	$(21,673,573)

Moderate Allocation Fund Service Class
Sold	4,281,862	$43,997,046	5,179,339	$55,525,490
Issued as reinvestment of dividends	14,626,731	144,073,299	11,941,676	124,671,100
Redeemed	(26,630,216)	(274,935,749)	(29,262,401)	(310,087,115)

Net increase (decrease)	(7,721,623)	$(86,865,404)	(12,141,386)	$(129,890,525)

Growth Allocation Fund Initial Class
Sold	1,271,993	$11,492,897	1,618,107	$15,066,584
Issued as reinvestment of dividends	6,986,716	58,967,879	5,329,477	49,457,550
Redeemed	(9,127,828)	(82,753,281)	(9,127,446)	(86,892,191)

Net increase (decrease)	(869,119)	$(12,292,505)	(2,179,862)	$(22,368,057)

Growth Allocation Fund Service Class
Sold	1,683,402	$15,037,443	4,096,589	$38,454,566
Issued as reinvestment of dividends	11,917,878	99,752,639	8,874,479	81,733,948
Redeemed	(14,899,719)	(133,423,497)	(14,209,662)	(134,664,695)

Net increase (decrease)	(1,298,439)	$(18,633,415)	(1,238,594)	$(14,476,181)

55

Notes to Financial Statements (Continued)

	Year Ended December 31, 2019		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount
Aggressive Allocation Fund Initial Class
Sold	605,438	$6,120,826	586,179	$6,224,912
Issued as reinvestment of dividends	741,988	6,937,589	385,393	4,023,507
Redeemed	(790,422)	(7,940,416)	(1,086,527)	(11,598,090)

Net increase (decrease)	557,004	$5,117,999	(114,955)	$(1,349,671)

Aggressive Allocation Fund Service Class
Sold	793,748	$7,711,067	1,017,849	$10,420,943
Issued as reinvestment of dividends	1,031,299	9,487,948	547,886	5,643,220
Redeemed	(1,433,757)	(14,167,302)	(945,718)	(9,867,080)

Net increase (decrease)	391,290	$3,031,713	620,017	$6,197,083

MML American Funds Growth Fund Service Class I
Sold	1,209,057	$16,921,717	1,459,874	$21,236,847
Issued as reinvestment of dividends	1,925,188	24,103,348	1,383,581	20,518,506
Redeemed	(2,160,703)	(30,308,338)	(2,025,375)	(30,154,600)

Net increase (decrease)	973,542	$10,716,727	818,080	$11,600,753

MML American Funds International Fund Service Class I
Sold	435,217	$4,297,878	780,190	$8,044,044
Issued as reinvestment of dividends	529,496	4,781,345	249,412	2,601,370
Redeemed	(944,639)	(9,360,227)	(897,346)	(9,518,444)

Net increase (decrease)	20,074	$(281,004)	132,256	$1,126,970

MML American Funds Core Allocation Fund Service Class I
Sold	2,794,411	$32,449,388	3,821,495	$46,993,936
Issued as reinvestment of dividends	8,591,186	93,729,834	7,619,044	91,047,579
Redeemed	(13,002,185)	(151,140,842)	(11,227,591)	(136,965,374)

Net increase (decrease)	(1,616,588)	$(24,961,620)	212,948	$1,076,141

6.	Federal Income Tax Information

At December 31, 2019, the aggregate cost of investments and the unrealized appreciation (depreciation) in the value of all investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Conservative Allocation Fund	$411,154,572	$102,103	$(2,961,161)	$(2,859,058)
Balanced Allocation Fund	535,965,930	4,108,049	(5,314,570)	(1,206,521)
Moderate Allocation Fund	2,127,783,177	32,865,178	(29,360,718)	3,504,460
Growth Allocation Fund	1,539,578,401	36,846,057	(23,922,854)	12,923,203
Aggressive Allocation Fund	163,712,665	2,473,963	(2,648,818)	(174,855)
MML American Funds Growth Fund	175,460,314	21,816,298	-	21,816,298
MML American Funds International Fund	58,798,650	5,247,250	-	5,247,250
MML American Funds Core Allocation Fund	961,670,518	40,897,948	-	40,897,948

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules

56

Notes to Financial Statements (Continued)

as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2019, for federal income tax purposes, there were no unused capital losses.

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2019, was as follows:

	Ordinary Income	Long Term Capital Gain
Conservative Allocation Fund	$10,342,993	$15,519,906
Balanced Allocation Fund	12,564,829	24,564,191
Moderate Allocation Fund	48,785,966	126,845,740
Growth Allocation Fund	32,280,377	126,440,141
Aggressive Allocation Fund	2,782,167	13,643,370
MML American Funds Growth Fund	581,644	23,521,704
MML American Funds International Fund	1,681,469	3,099,876
MML American Funds Core Allocation Fund	23,619,099	70,110,735

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2018, was as follows:

	Ordinary Income	Long Term Capital Gain
Conservative Allocation Fund	$10,334,933	$8,777,649
Balanced Allocation Fund	12,058,721	21,686,126
Moderate Allocation Fund	44,660,932	106,276,851
Growth Allocation Fund	27,277,596	103,913,902
Aggressive Allocation Fund	1,917,769	7,748,958
MML American Funds Growth Fund	490,445	20,028,061
MML American Funds International Fund	519,756	2,081,614
MML American Funds Core Allocation Fund	18,186,189	72,861,390

The following Fund(s) have elected to pass through the foreign tax credit for the year ended December 31, 2019:

Amount
Conservative Allocation Fund	$69,897
Balanced Allocation Fund	126,681
Moderate Allocation Fund	660,331
Growth Allocation Fund	622,374
Aggressive Allocation Fund	76,988
MML American Funds International Fund	114,304
MML American Funds Core Allocation Fund	247,562

57

Notes to Financial Statements (Continued)

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2019, temporary book and tax accounting differences were primarily attributable to the deferral of wash sale losses, deferred Trustee compensation, and other temporary basis adjustments.

At December 31, 2019, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Conservative Allocation Fund	$10,449,885	$11,643,550	$(44,539)	$(2,859,058)
Balanced Allocation Fund	12,332,861	17,487,297	(54,540)	(1,206,521)
Moderate Allocation Fund	43,751,101	89,209,838	(202,632)	3,504,460
Growth Allocation Fund	28,093,176	87,973,489	(163,843)	12,923,203
Aggressive Allocation Fund	2,214,201	10,345,755	(12,210)	(174,855)
MML American Funds Growth Fund	1,556,780	22,586,311	(12,602)	21,816,298
MML American Funds International Fund	585,678	3,245,303	(5,677)	5,247,250
MML American Funds Core Allocation Fund	16,119,788	50,315,604	(80,642)	40,897,948

During the year ended December 31, 2019, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Conservative Allocation Fund	$-	$(682,390)	$682,390
Balanced Allocation Fund	-	(1,084,751)	1,084,751
Moderate Allocation Fund	-	(5,205,353)	5,205,353
Growth Allocation Fund	-	(4,747,506)	4,747,506
Aggressive Allocation Fund	-	(576,079)	576,079
MML American Funds Growth Fund	-	(990,227)	990,227
MML American Funds Core Allocation Fund	-	(1,117,870)	1,117,870

The Funds did not have any unrecognized tax benefits at December 31, 2019, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2019, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

58

Notes to Financial Statements (Continued)

7.	Investment in Affiliated Issuers

A summary of the Funds’ transactions in the securities of affiliated issuers during the year ended December 31, 2019, was as follows:

	Beginning Value as of 12/31/18	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 12/31/19		Number of Shares Held as of 12/31/19	Dividend Income	Realized Gains Distributions
Conservative Allocation Fund

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund/VA, Series I	$2,444,532	$369,448	$(1,234,189)	$489,007	$66,419	$2,135,217	#	25,474	$-	$256,933

Invesco Oppenheimer V.I. Global Fund/VA, Series I	6,015,043	1,186,365	(3,796,925)	288,621	194,800	3,887,904	#	91,373	55,946	883,704

Invesco Oppenheimer V.I. Global Strategic Income Fund/VA, Series I	-	10,971,382	-	99,112	-	11,070,494	#	2,227,463	401,381	-

Invesco Oppenheimer V.I. International Growth Fund/VA, Series I	5,246,382	414,496	(5,481,090)	682,500	158,681	1,020,969	#	416,722	15,309	75,065

Invesco Oppenheimer V.I. Main Street Fund/VA, Series I	4,201,052	998,150	(618,494)	513,201	(19,642)	5,074,267	#	172,360	50,889	766,072

MML Blue Chip Growth Fund, Initial Class	8,639,754	4,091,452	(2,493,479)	1,047,165	351,662	11,636,554		705,673	-	1,322,091

MML Dynamic Bond Fund, Class II	63,036,979	5,609,885	(16,259,425)	2,870,001	87,143	55,344,583		5,490,534	2,126,555	-

MML Equity Income Fund, Initial Class	11,259,033	3,513,059	(3,404,767)	1,580,691	(71,517)	12,876,499		1,151,744	262,004	1,054,997

MML Equity Index Fund, Class III	11,881,555	175,541	(12,926,422)	(311,664)	2,124,997	944,007		29,145	27,093	77,971

MML Focused Equity Fund, Class II	2,409,391	14,339,701	(2,240,212)	2,547,851	(384,500)	16,672,231		2,462,663	44,941	353,461

MML Foreign Fund, Initial Class	8,108,780	1,461,233	(2,294,503)	1,041,970	(265,986)	8,051,494		797,178	142,982	118,601

MML Fundamental Growth Fund, Class II	6,255,798	1,754,896	(1,486,568)	769,009	(177,821)	7,115,314		710,111	34,390	1,315,209

MML Fundamental Value Fund, Class II	8,514,994	5,056,432	(2,297,792)	888,407	(152,772)	12,009,269		917,438	200,644	1,208,651

MML Global Fund, Class I	10,337,781	9,443,196	(3,202,194)	3,273,927	(134,245)	19,718,465		1,533,318	127,987	609,720

MML High Yield Fund, Class II	11,812,135	3,376,062	(3,890,129)	1,223,905	(565,072)	11,956,901		1,249,415	720,794	-

MML Income & Growth Fund, Initial Class	12,229,220	1,421,397	(2,572,355)	2,478,578	(394,021)	13,162,819		1,324,227	252,969	479,798

MML Inflation-Protected and Income Fund, Initial Class	16,508,925	2,459,201	(3,081,575)	1,048,068	(68,611)	16,866,008		1,640,662	416,166	-

MML International Equity Fund, Class II	6,747,836	3,832,032	(1,839,157)	1,147,426	(70,845)	9,817,292		972,009	187,641	633,681

MML Large Cap Growth Fund, Initial Class	2,599,324	1,179,178	(1,151,696)	405,410	30,936	3,063,152		276,208	17,618	372,486

MML Managed Bond Fund, Initial Class	79,263,697	24,166,014	(22,869,624)	5,532,459	(565,276)	85,527,270		6,770,992	3,200,876	-

MML Mid Cap Growth Fund, Initial Class	6,778,479	4,599,114	(1,870,234)	1,009,898	(85,827)	10,431,430		656,891	2,149	1,346,965

MML Mid Cap Value Fund, Initial Class	7,785,334	1,917,330	(1,768,240)	1,406,067	(212,698)	9,127,793		861,113	143,639	886,184

59

Notes to Financial Statements (Continued)

	Beginning Value as of 12/31/18	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 12/31/19		Number of Shares Held as of 12/31/19	Dividend Income	Realized Gains Distributions
Conservative Allocation Fund (Continued)

MML Short-Duration Bond Fund, Class II	$20,092,579	$6,956,460	$(4,394,643)	$251,844	$(62,967)	$22,843,273		2,357,407	$738,042	$-

MML Small Cap Growth Equity Fund, Initial Class	1,441,789	574,982	(354,193)	128,865	48,025	1,839,468		130,152	-	311,870

MML Small Company Value Fund, Class II	3,653,765	899,043	(665,772)	367,044	(55,351)	4,198,729		284,660	10,959	580,910

MML Small/Mid Cap Value Fund, Initial Class	1,673,757	1,275,415	(514,447)	80,123	(3,590)	2,511,258		227,058	15,509	299,901

MML Strategic Emerging Markets Fund, Class II	500,495	1,041,270	(131,361)	210,511	19,401	1,640,316		129,465	1,394	-

MML Total Return Bond Fund, Class II	51,392,846	6,151,833	(12,673,592)	2,824,792	56,659	47,752,538		4,446,233	1,498,555	-

Oppenheimer Global Multi-Alternatives Fund/VA, Non-Service Shares*	26,563,757	354,337	(27,507,873)	2,764,431	(2,174,652)	-		-	354,337	-

	$397,395,012	$119,588,904	$(143,020,951)	$36,659,219	$(2,326,670)	$408,295,514			$11,050,769	$12,954,270

Balanced Allocation Fund

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund/VA, Series I	$4,330,133	$523,647	$(2,274,159)	$794,540	$189,904	$3,564,065	#	42,520	$-	$429,454

Invesco Oppenheimer V.I. Global Fund/VA, Series I	8,827,673	1,685,945	(4,907,589)	958,151	(253,675)	6,310,505	#	148,308	86,590	1,367,749

Invesco Oppenheimer V.I. Global Strategic Income Fund/VA, Series I	-	10,421,255	-	94,143	-	10,515,398	#	2,115,774	381,255	-

Invesco Oppenheimer V.I. International Growth Fund/VA, Series I	11,079,936	1,549,535	(12,295,150)	2,021,443	(85,524)	2,270,240	#	926,629	27,527	134,974

Invesco Oppenheimer V.I. Main Street Fund/VA, Series I	8,298,100	1,817,101	(717,459)	991,967	(28,253)	10,361,456	#	351,952	102,855	1,548,364

MML Blue Chip Growth Fund, Initial Class	14,319,625	4,241,182	(2,900,521)	1,885,037	272,373	17,817,696		1,080,515	-	2,017,756

MML Dynamic Bond Fund, Class II	63,752,628	5,112,355	(12,465,790)	2,967,385	75,468	59,442,046		5,897,028	2,224,070	-

MML Equity Income Fund, Initial Class	16,666,058	4,675,359	(4,009,875)	2,992,527	(759,539)	19,564,530		1,749,958	407,845	1,642,245

MML Equity Index Fund, Class III	15,692,671	249,286	(16,960,885)	(337,880)	2,730,064	1,373,256		42,398	39,344	113,230

MML Focused Equity Fund, Class II	2,687,561	20,209,826	(2,713,219)	2,714,033	(162,906)	22,735,295		3,358,242	55,847	439,233

MML Foreign Fund, Initial Class	14,176,316	2,705,591	(2,611,118)	1,705,918	(311,600)	15,665,107		1,551,001	275,879	228,837

MML Fundamental Growth Fund, Class II	9,289,466	2,268,765	(1,742,730)	1,153,048	(289,142)	10,679,407		1,065,809	51,430	1,966,884

MML Fundamental Value Fund, Class II	15,134,714	3,537,436	(2,580,866)	1,715,369	(498,218)	17,308,435		1,322,264	297,635	1,792,908

MML Global Fund, Class I	15,989,551	24,420,825	(9,878,352)	5,367,689	(206,373)	35,693,340		2,775,532	264,337	1,259,282

MML High Yield Fund, Class II	13,437,551	3,321,777	(4,663,208)	1,415,131	(652,108)	12,859,143		1,343,693	803,989	-

60

Notes to Financial Statements (Continued)

	Beginning Value as of 12/31/18	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 12/31/19		Number of Shares Held as of 12/31/19	Dividend Income	Realized Gains Distributions
Balanced Allocation Fund (Continued)

MML Income & Growth Fund, Initial Class	$17,457,908	$2,542,220	$(3,174,949)	$3,912,960	$(864,392)	$19,873,747		1,999,371	$360,129	$683,044

MML Inflation-Protected and Income Fund, Initial Class	18,608,638	2,383,196	(2,625,800)	1,202,761	(95,902)	19,472,893		1,894,250	475,532	-

MML International Equity Fund, Class II	12,461,899	3,337,732	(1,946,130)	2,060,606	(87,782)	15,826,325		1,566,963	286,731	968,320

MML Large Cap Growth Fund, Initial Class	5,951,119	966,748	(1,370,789)	919,875	(23,243)	6,443,710		581,038	36,281	767,098

MML Managed Bond Fund, Initial Class	86,417,649	23,871,286	(19,645,689)	5,725,205	(323,842)	96,044,609		7,603,625	3,521,242	-

MML Mid Cap Growth Fund, Initial Class	12,522,921	5,974,206	(2,467,755)	1,722,144	25,648	17,777,164		1,119,469	3,638	2,280,663

MML Mid Cap Value Fund, Initial Class	13,551,381	3,797,676	(2,308,833)	2,621,961	(564,283)	17,097,902		1,613,010	266,201	1,642,329

MML Short-Duration Bond Fund, Class II	23,866,311	4,669,850	(3,883,648)	288,838	(51,351)	24,890,000		2,568,627	817,054	-

MML Small Cap Growth Equity Fund, Initial Class	3,193,020	902,200	(1,472,450)	361,357	(40,447)	2,943,680		208,280	-	671,006

MML Small Company Value Fund, Class II	5,608,566	1,169,480	(845,715)	603,609	(125,659)	6,410,281		434,595	16,698	885,065

MML Small/Mid Cap Value Fund, Initial Class	3,547,754	1,934,357	(669,566)	427,960	(134,448)	5,106,057		461,669	24,875	481,020

MML Strategic Emerging Markets Fund, Class II	600,594	4,054,105	(303,246)	530,606	41,562	4,923,621		388,605	4,201	-

MML Total Return Bond Fund, Class II	54,159,581	6,651,470	(12,027,917)	2,825,914	180,453	51,789,501		4,822,114	1,613,246	-

Oppenheimer Global Multi-Alternatives Fund/VA, Non-Service Shares*	36,229,988	484,450	(37,526,481)	3,645,863	(2,833,820)	-		-	484,453	-

	$507,859,312	$149,478,861	$(170,989,889)	$53,288,160	$(4,877,035)	$534,759,409			$12,928,884	$21,319,461

Moderate Allocation Fund

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund/VA, Series I	$22,685,185	$2,226,985	$(14,933,294)	$4,040,566	$904,635	$14,924,077	#	178,049	$-	$2,161,726

Invesco Oppenheimer V.I. Global Fund/VA, Series I	37,665,635	6,200,459	(14,525,010)	4,318,186	(343,358)	33,315,912	#	782,983	361,618	5,711,998

Invesco Oppenheimer V.I. Global Strategic Income Fund/VA, Series I	-	34,294,649	(12,000,000)	212,267	(21,895)	22,485,021	#	4,524,149	1,254,649	-

Invesco Oppenheimer V.I. International Growth Fund/VA, Series I	35,317,171	2,347,915	(34,044,706)	4,821,603	1,059,415	9,501,398	#	3,878,122	128,754	631,324

Invesco Oppenheimer V.I. Main Street Fund/VA, Series I	25,674,274	6,244,097	(8,479,251)	3,234,464	(516,847)	26,156,737	#	888,476	319,394	4,808,113

MML Blue Chip Growth Fund, Initial Class	69,294,777	19,653,435	(13,453,936)	9,694,693	881,506	86,070,475		5,219,556	-	9,461,265

MML Dynamic Bond Fund, Class II	209,820,148	12,590,537	(48,328,082)	9,694,713	364,082	184,141,398		18,267,996	7,231,749	-

61

Notes to Financial Statements (Continued)

	Beginning Value as of 12/31/18	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 12/31/19		Number of Shares Held as of 12/31/19	Dividend Income	Realized Gains Distributions
Moderate Allocation Fund (Continued)

MML Equity Income Fund, Initial Class	$82,090,173	$19,873,211	$(16,024,491)	$13,923,508	$(3,030,267)	$96,832,134		8,661,193	$1,891,176	$7,615,101

MML Equity Index Fund, Class III	76,574,751	711,024	(83,447,053)	(1,527,870)	13,542,686	5,853,538		180,721	167,345	481,594

MML Focused Equity Fund, Class II	20,985,975	107,690,188	(12,703,043)	20,583,034	(5,424,758)	131,131,396		19,369,482	311,011	2,446,089

MML Foreign Fund, Initial Class	68,158,972	5,233,086	(8,855,406)	7,037,172	(702,528)	70,871,296		7,016,960	1,245,945	1,033,487

MML Fundamental Growth Fund, Class II	40,049,374	8,661,014	(7,641,916)	4,943,696	(1,117,253)	44,894,915		4,480,530	216,036	8,262,177

MML Fundamental Value Fund, Class II	72,225,183	18,154,630	(11,150,061)	7,549,373	(1,629,078)	85,150,047		6,504,969	1,398,498	8,424,338

MML Global Fund, Class I	73,665,241	103,284,406	(21,249,289)	25,667,606	(1,293,421)	180,074,543		14,002,686	1,087,885	5,182,592

MML High Yield Fund, Class II	42,569,900	6,651,911	(11,556,402)	4,054,732	(1,682,058)	40,038,083		4,183,708	2,497,947	-

MML Income & Growth Fund, Initial Class	81,410,810	15,163,030	(13,719,744)	15,977,549	(1,801,971)	97,029,674		9,761,537	1,652,521	3,134,282

MML Inflation-Protected and Income Fund, Initial Class	62,730,545	6,536,540	(11,739,916)	3,997,085	(276,798)	61,247,456		5,957,924	1,557,587	-

MML International Equity Fund, Class II	65,866,175	12,550,954	(9,571,086)	10,230,542	(397,899)	78,678,686		7,789,969	1,388,201	4,688,093

MML Large Cap Growth Fund, Initial Class	22,092,695	6,100,543	(5,808,013)	3,734,406	(158,100)	25,961,531		2,340,986	128,734	2,721,809

MML Managed Bond Fund, Initial Class	261,870,348	87,282,649	(81,648,948)	17,860,730	(531,798)	284,832,981		22,549,554	10,977,315	-

MML Mid Cap Growth Fund, Initial Class	68,405,477	31,704,925	(13,561,978)	9,469,021	468,593	96,486,038		6,075,947	18,407	11,539,693

MML Mid Cap Value Fund, Initial Class	69,126,568	20,943,230	(12,698,247)	13,956,181	(3,362,377)	87,965,355		8,298,618	1,283,682	7,919,694

MML Short-Duration Bond Fund, Class II	84,136,565	9,006,059	(16,196,660)	1,132,223	(264,295)	77,813,892		8,030,329	2,687,298	-

MML Small Cap Growth Equity Fund, Initial Class	12,860,106	4,056,200	(4,298,311)	1,819,470	(386,314)	14,051,151		994,190	-	2,712,564

MML Small Company Value Fund, Class II	27,837,569	5,509,044	(5,260,470)	3,390,059	(1,065,615)	30,410,587		2,061,735	81,632	4,326,773

MML Small/Mid Cap Value Fund, Initial Class	22,177,322	6,337,949	(3,333,058)	2,083,889	(686,476)	26,579,626		2,403,221	160,199	3,097,772

MML Strategic Emerging Markets Fund, Class II	52,900,676	4,409,298	(15,825,325)	10,272,956	1,801,640	53,559,245		4,227,249	148,528	-

MML Total Return Bond Fund, Class II	175,042,376	22,034,934	(41,759,095)	9,760,412	151,818	165,230,445		15,384,585	5,127,834	-

Oppenheimer Global Multi-Alternatives Fund/VA, Non-Service Shares*	158,427,061	2,076,150	(164,088,699)	13,107,570	(9,522,082)	-		-	2,076,151	-

	$2,041,661,052	$587,529,052	$(717,901,490)	$235,039,836	$(15,040,813)	$2,131,287,637			$45,400,096	$96,360,484

Growth Allocation Fund

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund/VA, Series I	$20,070,503	$1,995,804	$(11,783,910)	$3,588,024	$984,340	$14,854,761	#	177,222	$-	$1,954,195

Invesco Oppenheimer V.I. Global Fund/VA, Series I	32,160,543	5,219,668	(11,535,138)	2,949,808	646,843	29,441,724	#	691,932	306,538	4,841,964

62

Notes to Financial Statements (Continued)

	Beginning Value as of 12/31/18	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 12/31/19		Number of Shares Held as of 12/31/19	Dividend Income	Realized Gains Distributions
Growth Allocation Fund (Continued)

Invesco Oppenheimer V.I. Global Strategic Income Fund/VA, Series I	$-	$16,713,148	$(700,000)	$154,192	$(2,851)	$16,164,489	#	3,252,412	$593,148	$-

Invesco Oppenheimer V.I. International Growth Fund/VA, Series I	31,899,741	1,196,211	(29,684,702)	4,586,152	537,008	8,534,410	#	3,483,433	115,631	566,979

Invesco Oppenheimer V.I. Main Street Fund/VA, Series I	24,624,971	4,780,452	(6,078,286)	3,008,987	(346,054)	25,990,070	#	882,815	294,048	4,426,549

MML Blue Chip Growth Fund, Initial Class	61,820,595	13,978,331	(14,333,889)	8,694,652	539,569	70,699,258		4,287,402	-	8,443,082

MML Dynamic Bond Fund, Class II	81,481,511	14,306,119	(14,460,317)	3,928,648	133,659	85,389,620		8,471,192	3,024,902	-

MML Equity Income Fund, Initial Class	73,474,363	10,694,165	(13,938,787)	8,134,765	1,106,681	79,471,187		7,108,335	1,693,937	6,820,890

MML Equity Index Fund, Class III	69,125,769	647,955	(75,656,494)	(1,239,907)	12,327,294	5,204,617		160,686	148,624	427,719

MML Focused Equity Fund, Class II	19,201,581	103,291,178	(23,560,734)	18,289,372	(4,548,581)	112,672,816		16,642,957	304,780	2,397,084

MML Foreign Fund, Initial Class	62,924,066	5,966,764	(7,923,663)	6,114,629	(43,040)	67,038,756		6,637,501	1,175,791	975,297

MML Fundamental Growth Fund, Class II	30,815,375	6,579,065	(6,132,565)	3,839,339	(873,809)	34,227,405		3,415,909	165,424	6,326,485

MML Fundamental Value Fund, Class II	64,870,915	10,040,165	(9,371,521)	3,526,332	1,510,800	70,576,691		5,391,649	1,264,189	7,615,280

MML Global Fund, Class I	67,099,378	82,702,197	(20,524,843)	22,530,501	(632,373)	151,174,860		11,755,432	979,176	4,664,709

MML High Yield Fund, Class II	11,646,363	10,207,510	(2,540,613)	962,943	(338,307)	19,937,896		2,083,375	1,064,976	-

MML Income & Growth Fund, Initial Class	73,646,206	8,465,731	(12,797,932)	14,845,164	(2,223,499)	81,935,670		8,243,025	1,478,939	2,805,053

MML Inflation-Protected and Income Fund, Initial Class	57,831,762	7,035,167	(9,265,880)	3,561,282	(239,827)	58,922,504		5,731,761	1,377,488	-

MML International Equity Fund, Class II	61,352,726	10,656,710	(15,094,622)	9,773,185	(867,351)	65,820,648		6,516,896	1,317,542	4,449,469

MML Large Cap Growth Fund, Initial Class	20,810,674	4,834,882	(4,561,504)	3,572,172	(170,898)	24,485,326		2,207,874	125,432	2,652,003

MML Managed Bond Fund, Initial Class	109,788,382	44,189,941	(26,951,370)	7,644,457	(267,876)	134,403,534		10,640,410	4,796,702	-

MML Mid Cap Growth Fund, Initial Class	65,525,098	20,047,019	(13,517,407)	7,307,057	2,263,647	81,625,414		5,140,139	16,698	10,468,588

MML Mid Cap Value Fund, Initial Class	64,673,041	9,971,580	(12,746,221)	11,394,298	(1,674,232)	71,618,466		6,756,459	1,141,234	7,040,860

MML Short-Duration Bond Fund, Class II	41,566,339	8,434,500	(7,166,903)	590,430	(161,335)	43,263,031		4,464,709	1,330,437	-

MML Small Cap Growth Equity Fund, Initial Class	11,889,198	3,838,373	(2,188,637)	1,794,663	(327,431)	15,006,166		1,061,762	-	2,518,993

MML Small Company Value Fund, Class II	26,604,654	5,047,373	(4,089,095)	4,130,188	(1,829,405)	29,863,715		2,024,659	77,626	4,114,485

MML Small/Mid Cap Value Fund, Initial Class	21,784,982	3,766,920	(2,962,846)	1,885,010	(471,675)	24,002,391		2,170,198	144,553	2,795,233

MML Strategic Emerging Markets Fund, Class II	51,435,567	4,339,851	(12,328,193)	10,864,948	1,798,392	56,110,565		4,428,616	147,236	-

63

Notes to Financial Statements (Continued)

	Beginning Value as of 12/31/18	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 12/31/19		Number of Shares Held as of 12/31/19	Dividend Income	Realized Gains Distributions
Growth Allocation Fund (Continued)

MML Total Return Bond Fund, Class II	$71,142,702	$13,754,425	$(14,917,098)	$4,348,326	$(262,741)	$74,065,614		6,896,240	$2,091,863	$-

Oppenheimer Global Multi-Alternatives Fund/VA, Non-Service Shares*	123,894,119	1,651,905	(128,298,648)	9,567,238	(6,814,614)	-		-	1,651,905	-

	$1,453,161,124	$434,353,109	$(515,111,818)	$180,346,855	$(247,666)	$1,552,501,604			$26,828,819	$86,304,917

Aggressive Allocation Fund

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund/VA, Series I	$2,551,637	$342,726	$(1,400,326)	$515,970	$69,269	$2,079,276	#	24,806	$-	$242,110

Invesco Oppenheimer V.I. Global Fund/VA, Series I	3,381,972	778,980	(532,762)	358,823	101,640	4,088,653	#	96,091	33,707	532,423

Invesco Oppenheimer V.I. Global Strategic Income Fund/VA, Series I	-	1,257,721	-	20,275	-	1,277,996	#	257,142	27,721	-

Invesco Oppenheimer V.I. International Growth Fund/VA, Series I	3,627,672	167,228	(3,413,479)	501,967	121,192	1,004,580	#	410,033	14,282	70,032

Invesco Oppenheimer V.I. Main Street Fund/VA, Series I	3,789,298	754,541	(1,302,473)	458,772	47,701	3,747,839	#	127,304	36,543	550,115

MML Blue Chip Growth Fund, Initial Class	7,492,621	1,510,309	(1,233,300)	956,891	107,677	8,834,198		535,731	-	1,058,675

MML Dynamic Bond Fund, Class II	2,110,207	1,727,334	(394,932)	115,452	4,425	3,562,486		353,421	116,478	-

MML Equity Income Fund, Initial Class	8,137,735	1,988,211	(1,303,628)	1,392,993	(318,241)	9,897,070		885,248	199,054	801,523

MML Equity Index Fund, Class III	6,491,985	131,040	(6,980,496)	(22,798)	1,052,301	672,032		20,748	18,666	53,716

MML Focused Equity Fund, Class II	2,954,365	10,407,382	(1,194,849)	2,808,500	(1,060,634)	13,914,764		2,055,357	35,923	282,534

MML Foreign Fund, Initial Class	7,087,331	1,099,900	(810,966)	784,946	(91,721)	8,069,490		798,959	137,722	114,237

MML Fundamental Growth Fund, Class II	3,631,211	1,024,487	(766,433)	428,668	(90,706)	4,227,227		421,879	19,772	756,175

MML Fundamental Value Fund, Class II	7,637,762	1,531,527	(965,127)	817,167	(226,173)	8,795,156		671,899	155,185	934,810

MML Global Fund, Class I	7,840,600	10,210,759	(1,860,785)	2,673,307	(75,513)	18,788,368		1,460,993	117,522	559,866

MML High Yield Fund, Class II	-	1,893,221	(95,768)	(4,251)	(604)	1,792,598		187,314	36,560	-

MML Income & Growth Fund, Initial Class	7,974,747	1,482,294	(1,244,400)	1,728,865	(327,218)	9,614,288		967,232	167,937	318,521

MML Inflation-Protected and Income Fund, Initial Class	3,658,525	474,986	(939,646)	231,708	(28,400)	3,397,173		330,464	81,357	-

MML International Equity Fund, Class II	8,134,205	1,165,564	(2,347,300)	1,205,085	3,833	8,161,387		808,058	169,125	571,152

MML Large Cap Growth Fund, Initial Class	2,769,962	538,361	(614,420)	442,120	(25,652)	3,110,371		280,466	16,944	358,241

MML Managed Bond Fund, Initial Class	3,292,209	4,493,163	(2,193,927)	304,208	18,555	5,914,208		468,214	197,539	-

MML Mid Cap Growth Fund, Initial Class	8,024,717	2,977,723	(2,025,654)	1,152,883	(33,648)	10,096,021		635,770	2,199	1,378,696

64

Notes to Financial Statements (Continued)

	Beginning Value as of 12/31/18	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 12/31/19	Number of Shares Held as of 12/31/19	Dividend Income	Realized Gains Distributions
Aggressive Allocation Fund (Continued)

MML Mid Cap Value Fund, Initial Class	$7,508,175	$1,416,450	$(1,168,420)	$1,439,504	$(304,623)	$8,891,086	838,782	$133,931	$826,287

MML Short-Duration Bond Fund, Class II	2,924,442	210,382	(255,646)	36,717	(6,165)	2,909,730	300,282	95,982	-

MML Small Cap Growth Equity Fund, Initial Class	1,389,492	680,766	(244,029)	133,449	29,234	1,988,912	140,726	-	323,567

MML Small Company Value Fund, Class II	3,274,681	846,411	(432,263)	343,415	(62,745)	3,969,499	269,119	9,999	530,020

MML Small/Mid Cap Value Fund, Initial Class	2,427,738	478,622	(315,266)	220,713	(67,191)	2,744,616	248,157	16,064	310,631

MML Strategic Emerging Markets Fund, Class II	6,760,669	1,142,364	(847,855)	1,628,964	119,372	8,803,514	694,831	19,261	-

MML Total Return Bond Fund, Class II	1,883,099	1,547,710	(376,799)	128,073	3,189	3,185,272	296,580	73,912	-

Oppenheimer Global Multi-Alternatives Fund/VA, Non-Service Shares*	12,794,289	171,039	(13,252,566)	887,141	(599,903)	-	-	171,040	-

	$139,551,346	$52,451,201	$(48,513,515)	$21,689,527	$(1,640,749)	$163,537,810		$2,104,425	$10,573,331

#	Effective May 24, 2019, the fund is no longer advised by OFI Global Asset Management, Inc. and, therefore, the fund is no longer affiliated.
*	Fund advised by OFI Global Asset Management, Inc.

8.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

65

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund and Shareholders of MML Conservative Allocation Fund, MML Balanced Allocation Fund, MML Moderate Allocation Fund, MML Growth Allocation Fund, MML Aggressive Allocation Fund, MML American Funds Growth Fund, MML American Funds International Fund, and MML American Funds Core Allocation Fund (collectively, the “Funds,” certain of the funds constituting MML Series Investment Fund):

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of the Funds, including the portfolios of investments, as of December 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and transfer agents; when replies were not received from the transfer agents, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more MassMutual investment companies since 1995.

66

Trustees and Principal Officers (Unaudited)

The following table lists the Trust’s Trustees and Principal Officers; their address and year of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during at least the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statements of Additional Information include additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: MassMutual U.S. Product and Marketing.

Independent Trustees

Name, Address*, and Year of birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Year of birth: 1948	Trustee	Since 2003	Retired; President and Chief Executive Officer (1996-2014), Economic Development Council of Western Massachusetts (non-profit development company); President and Chief Executive Officer (1984-2014), Westover Metropolitan Development Corporation (quasi-public development company).	109	Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Year of birth: 1958	Trustee	Since 2012	Founder and CEO (since 2018), AEE International LLC (a Puerto Rico LLC); Founder and sole member (2016-2018), PR Academy of Executive Education LLC (a Puerto Rico LLC); Chairman (2011-2016), Academy of Executive Education, LLC (a Massachusetts LLC).	109	Director (2011-2015), Argo Group International Holdings, Ltd. (underwriter of specialty insurance and reinsurance products); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Year of birth: 1954	Trustee	Since 2012	Retired.	109	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

R. Alan Hunter, Jr. Year of birth: 1946	Chairperson Trustee	Since 2016 Since 2003	Retired.	109	Director (2007-2018), Actuant Corporation (diversified industrial company); Chairperson (since 2016), Trustee (since 2003), MassMutual Select Funds (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

67

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Year of birth: 1951	Trustee	Since 2012	Retired; President and Chief Executive Officer (2012-2014), PathoGenetix (genomics company).	109	Director (2015-2018), Juniper Pharmaceuticals Inc. (specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Chairperson (2017-2018), Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Year of birth: 1952	Trustee	Since 2009	Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company).	111^	Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Interested Trustees

Name, Address*, and Year of birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Teresa A. Hassara^^ Year of birth: 1962	Trustee	Since 2017	Head of Workplace Solutions (since 2017), MassMutual; President of Institutional Retirement (2009-2016), TIAA-CREF.	109	Director (since 2017), MML Advisers; Trustee (since 2017), MassMutual Select Funds (open-end investment company); Trustee (since 2017), MML Series Investment Fund II (open-end investment company); Trustee (since 2017), MassMutual Premier Funds (open-end investment company).

Robert E. Joyal^^^ Year of birth: 1945	Trustee	Since 2003	Retired.	111^	Director (since 2018), Jefferies Financial Group Inc. (holding company); Director (2013-2018), Leucadia National Corporation (holding company); Director (2012-2017), Ormat Technologies, Inc. (provider of alternative energy technology); Director (2006-2014), Jefferies Group LLC (investment bank); Trustee (since 2003), Barings Corporate Investors (closed-end investment company); Trustee (since 2003), Barings Participation Investors (closed-end investment company); Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

68

Trustees and Principal Officers (Unaudited) (Continued)

Principal Officers

Name, Address*, and Year of birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Joseph Fallon Year of birth: 1975	Vice President Assistant Vice President	Since 2017 2015- 2017	Investment Director (since 2014), MML Advisers; Head of Investment Consulting & Strategy (since 2017), Investment Director (2006-2017), MassMutual; Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Select Funds (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund II (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Premier Funds (open-end investment company).	109

Andrew M. Goldberg Year of birth: 1966	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 2001- 2008	Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2004-2018), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	109

Renee Hitchcock Year of birth: 1970	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007- 2016	Head of Mutual Fund Administration (since 2018), Assistant Vice President (2015-2018), Director (2007-2015), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company).	109

Jill Nareau Robert Year of birth: 1972	Vice President and Assistant Secretary Assistant Secretary	Since 2017 2008- 2017	Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2009-2018), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MassMutual Select Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company).	109

Douglas Steele Year of birth: 1975	Vice President	Since 2016	Vice President and Head of Investment Management (since 2017), Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Investment Management (since 2017), Assistant Vice President (2013-2017), MassMutual; Vice President (since 2016), MassMutual Select Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company).	109

69

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Philip S. Wellman Year of birth: 1964	Vice President and Chief Compliance Officer	Since 2007	Vice President and Chief Compliance Officer (since 2013), MML Advisers; Head of Mutual Funds & RIA Compliance (since 2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2014-2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company).	109

Eric H. Wietsma Year of birth: 1966	President Vice President	Since 2019 2006- 2019	President (2013-2018, since 2019), Vice President (2018-2019), Director (since 2013), MML Advisers; Head of Workplace Operations (since 2018), Senior Vice President (2010-2018), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); President (since 2019), Vice President (2006-2019), MML Series Investment Fund II (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	109

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981.

**

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, with the exception of Mr. Robert E. Joyal, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

^^	Ms. Hassara is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

^^^

Mr. Joyal is an Interested Person through his position as a director of Jefferies Financial Group Inc., which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

#

The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

70

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended December 31, 2019, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Conservative Allocation Fund	13.84%
Balanced Allocation Fund	20.31%
Moderate Allocation Fund	24.19%
Growth Allocation Fund	32.93%
Aggressive Allocation Fund	93.05%
MML American Funds Growth Fund	100.00%
MML American Funds International Fund	0.51%
MML American Funds Core Allocation Fund	84.17%

For the year ended December 31, 2019, the following Fund(s) earned the following foreign sources of income:

Amount
Conservative Allocation Fund	$962,040
Balanced Allocation Fund	1,734,645
Moderate Allocation Fund	8,852,272
Growth Allocation Fund	8,339,622
Aggressive Allocation Fund	1,029,914
MML American Funds International Fund	4,240,924
MML American Funds Core Allocation Fund	9,126,815

71

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser uses to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

For periods ending on or after March 31, 2019, the Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s EDGAR database on its website at http://www.sec.gov. For periods ending prior to March 31, 2019, this information was filed on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s EDGAR database on its website at http://www.sec.gov.

72

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2019

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2019:

As a shareholder of the Funds, you incur ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2019.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Conservative Allocation Fund
Initial Class	$1,000	0.13%	$1,045.50	$0.68	$1,024.80	$0.67
Service Class	1,000	0.38%	1,044.10	1.98	1,023.50	1.96
Balanced Allocation Fund
Initial Class	1,000	0.12%	1,050.00	0.63	1,024.90	0.62
Service Class	1,000	0.37%	1,049.80	1.93	1,023.60	1.91
Moderate Allocation Fund
Initial Class	1,000	0.11%	1,056.40	0.58	1,024.90	0.57
Service Class	1,000	0.36%	1,056.00	1.89	1,023.60	1.86
Growth Allocation Fund
Initial Class	1,000	0.12%	1,064.20	0.63	1,024.90	0.62
Service Class	1,000	0.37%	1,064.10	1.95	1,023.60	1.91

73

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Aggressive Allocation Fund
Initial Class	$1,000	0.15%	$1,073.60	$0.79	$1,024.70	$0.77
Service Class	1,000	0.40%	1,072.00	2.11	1,023.40	2.06
MML American Funds Growth Fund
Service Class I**	1,000	1.04%	1,119.10	5.62	1,020.20	5.35
MML American Funds International Fund
Service Class I**	1,000	1.28%	1,068.70	6.75	1,019.00	6.58
MML American Funds Core Allocation Fund
Service Class I	1,000	0.71%	1,064.00	3.73	1,021.90	3.66

*

Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2019, multiplied by the average account value over the period, multiplied by 186 days in the period, divided by 365 days in the year, unless stated otherwise. The annualized expense ratio does not reflect expenses deducted under the variable life insurance or variable annuity contract through which the Funds are invested in. Inclusion of these expenses would increase the annualized expense ratios shown.

**	The annualized expense ratio reflects the expenses of both the Feeder Fund and the Master Fund in which it invests.

74

Underwriter: MML Distributors, LLC 100 Bright Meadow Blvd. Enfield, Connecticut 06082-1981

© 2020 Massachusetts Mutual Life Insurance Company (MassMutual), Springfield, MA 01111-0001. All rights reserved. www.massmutual.com. Investment Adviser: MML Investment Advisers, LLC	RS-48372-00

MassMutual

Annual Report

MML Series Investment Fund

This annual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

December 31, 2019

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MML Series Investment Fund – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Eric Wietsma

“MassMutual believes that retirement investors’ long-term financial security is crucial. In our view, the dynamics of the investment markets during 2019 validate, for those planning for retirement, the importance of maintaining a long-term perspective rather than reacting to current headlines.”

December 31, 2019

Markets remained strong overall

I am pleased to present you with the MML Series Investment Fund Annual Report, covering the year ended December 31, 2019. During the period, U.S. stocks delivered one of their best years of returns, benefiting from an accommodative Federal Reserve Board (the “Fed”), investors’ belief that the U.S.-China trade war was on a path to resolution, and diminished investors’ concerns that the global economy was entering a period of recession.

Investor concerns of a global economic recession eased considerably during the year, aided by low unemployment, strong consumer spending, and renewed monetary stimulus by global central banks.

Bond investors were the beneficiaries of a falling yield environment fueled by Fed policy. Consequently, the Bloomberg Barclays U.S. Aggregate Bond Index, the Bloomberg Barclays U.S. Corporate Bond Index, and the Bloomberg Barclays U.S. Corporate High Yield Index all advanced strongly for the year.

In MassMutual’s view, the dynamics of the investment markets during 2019 validate the importance of retirement investors maintaining a long-term perspective rather than reacting to current headlines. We also believe that individuals who follow certain investment guidelines, such as the ones below, may enhance their retirement income.

Suggestions for retirement investors under any market conditions

Save as much as possible

While you can’t control – or predict the direction of – the investment markets at any given time, you can control how often and how much you contribute to your retirement savings account. Contributing as much as possible and increasing contribution levels regularly is one way retirement investors can help themselves reach their retirement income goals, regardless of how the markets perform.

Invest continually

Financial professionals often advise their clients to stay in the market, regardless of short-term results. Here’s why: Individuals who can invest in all market conditions have the potential to be rewarded even during market downturns, when more favorable prices may enable them to accumulate larger positions. This has the potential to put them at an advantage when the markets turn around.

Invest for the long run

Investing for retirement doesn’t happen overnight. Many people save and invest for retirement throughout their working years. It may help you to keep in mind that, although the financial markets will go up and down over time, taking a long-term approach to investing gives you more time to ride out market downturns as you work toward achieving your long-term investment goals.

(Continued)

MML Series Investment Fund – President’s Letter to Shareholders (Unaudited) (Continued)

Monitor your asset allocation regularly – and diversify*

The most common retirement plan investments – stocks, bonds, and short-term/money market investments – typically (although not always) behave differently from one another at any given time. Each of these asset classes contains an array of sub-categories, such as small-cap stocks, international stocks, and high-yield bonds. Many financial professionals believe that investors can reduce the risk of over-exposure to one or two poorly performing investment types by investing in a diverse mix of investment types and sub-categories.

Choose the investments you feel are right for you – and seek professional guidance

Many financial advisors believe that retirement savers who select an appropriate combination of investments that aligns with both their retirement income goals and how they feel about investing can help them withstand the inevitable ups and downs of the markets.

If you work with a financial professional, you may wish to consider reaching out to him or her for assistance in helping you ensure:

•	you are saving enough for retirement based on your long-term needs;

•	your retirement account is invested properly for all market conditions, based on your goals and objectives, as well as your investment time horizon and risk tolerance; and

•	you are taking the right steps to help reduce your longevity risk, which is the risk that your retirement savings could “run out” during your lifetime.

We’re people protecting people

MassMutual believes that your long-term financial security is crucial. Our ongoing commitment is to help people financially protect their families and put themselves on the path to a more secure retirement. And that’s why we continually remind retirement investors of the importance of maintaining a long-term perspective on retirement planning. Our view is that planning isn’t about crunching numbers – it’s about those moments when it all pays off – and that the more you plan for life’s greatest moments, the more you can relax and enjoy them. Thank you for your continued confidence and trust in MassMutual.

Sincerely,

Eric Wietsma

President

© 2020 Massachusetts Mutual Life Insurance Company (MassMutual), Springfield, MA. All rights reserved. www.massmutual.com Underwriter: MML Distributors, LLC. (MMLD) Member FINRA and SIPC (www.FINRA.org and www.SIPC.org), 100 Bright Meadow Blvd., Enfield, CT 06082. MMLD is a wholly-owned subsidiary of MassMutual. Investment advisory services provided to the Funds by MML Investment Advisers, LLC (MML Advisers), a wholly-owned subsidiary of MassMutual. The information provided is the opinion of MML Advisers as of 1/1/20 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

*	Diversification and asset allocation do not ensure a profit or protect against loss in a declining market, but can be sound investment strategies.

MML Series Investment Fund – Economic and Market Overview (Unaudited)

December 31, 2019

Market Highlights

•

During 2019, U.S. stocks delivered one of their best years of returns, benefiting from an accommodative Federal Reserve Board (the “Fed”), investors’ belief that the U.S.-China trade war was on a path to resolution, and diminished investors’ concerns that the global economy was entering a period of recession.

•	Concerns of a global economic recession eased considerably during the year, aided by low unemployment, strong consumer spending, and renewed monetary stimulus by global central banks.

•	Foreign stocks in both developed markets and emerging markets also performed well, though they trailed their U.S. counterparts for the period.

•	U.S. bond investors benefited from falling interest rates, a stable U.S. dollar, and accommodative global central bank policy.

Market Environment

U.S. equity investors benefited from a decrease in volatility in 2019 and expectations that a global recession would be avoided in the near term. U.S. stocks delivered positive returns in each of the four quarters of the year. The S&P 500® Index* (the “S&P 500”) and the Dow Jones Industrial AverageSM (the “Dow”) each posted strong positive results for the year, gaining 31% and 25% respectively.

In the first quarter of 2019, investors pushed aside concerns over slowing global economic growth and increased market volatility to push global stock prices to near all-time highs. The market rally was fueled by the Fed’s decision to hold off on interest rate hikes in 2019 (and to instead lower rates), the end of the government shutdown (which ran from December 22, 2018 to January 25, 2019), and evidence that the trade war between the U.S. and China was on a path to resolution.

Markets continued to gain traction in the second quarter, as investors tamped down fears of a global economic slowdown, and continued to send global stock prices on an upward trajectory. The market rally was bolstered by expectations that the Fed would be cutting interest rates as early as July 2019 and the belief that the trade negotiations between the U.S. and China remained on track.

Volatility returned to the markets in the third quarter, as investor concerns that trade war-related conflicts would spark a global economic slowdown flew in the face of strong consumption in the United States, a rebound in U.S. housing, and renewed monetary stimulus from a majority of the world’s central banks. The temporary inversion of the U.S. yield curve also troubled investors. Inversions of the yield curve, where short-term rates are higher than long-term rates, have historically signaled future economic contractions.

It was back to the races in the fourth quarter, with investors responding positively to the Fed’s move to lower the federal funds rate (i.e., the interest rate that banks and financial institutions charge each other for borrowing funds overnight), better-than-expected corporate earnings, the resurgence of the housing sector in the U.S., and progress being made in the U.S.-China trade war. Emerging-market stocks led global markets upward in the face of a weakening U.S. dollar.

At year end, the broad market S&P 500 ended up 31.49% and the Dow followed a similar pattern, advancing 25.34%. The technology-heavy NASDAQ Composite Index gained 36.69%, led by technology giant Apple, which appreciated 87% for the year. Small-cap stocks underperformed their larger peers and growth stocks continued to outperform their value counterparts during the period.

All sectors of the S&P 500 delivered positive results for the year, with the information technology sector being the clear winner, up 50.29%. The information technology, communication services, and financials sectors were the only areas of the market that outperformed the broad market, as represented by the S&P 500. The energy sector, while up, was the top laggard, up just 11.81% for the year.

*

Indexes referenced, other than the MSCI Indexes, are unmanaged, do not incur fees, expenses, or taxes, and cannot be purchased directly for investment. The MSCI Indexes are unmanaged, do not incur fees or expenses, and cannot be purchased directly for investment.

MML Series Investment Fund – Economic and Market Overview (Unaudited) (Continued)

Developed international markets, as measured by the MSCI EAFE® Index, had a strong year, although they trailed their U.S. peers, and ended the year 22.01% higher. Emerging markets, as measured by the MSCI Emerging Markets Index, also had a strong year, with an advance of 18.42%. International stocks benefited from accommodative monetary policy, investors’ belief that the U.S.-China trade war was done escalating, and diminished concerns that the global economy was on the brink of a recession.

The Fed’s influence on markets was considerable in 2019. In the first quarter, it signaled that it was done raising interest rates over concerns that higher rates were impacting economic expansion. In the second quarter, Fed Chairperson Jerome Powell addressed fears of how the continuing U.S.-China trade war could hurt the U.S. economy and commented that the Fed would “act as appropriate to sustain the expansion.” This perceived willingness to cut interest rates was positive for risk assets and drove equities higher. In the second half of 2019, the Fed took action to sustain the economic expansion, cutting interest rates in July, September, and October.

Bond yields fell during the year, with the 10-year U.S. Treasury bond falling below 1.50% in September. After starting the year at 2.69%, yields fell 0.77% to end 2019 at 1.92%. Since falling yields drive bond prices up, returns on the Bloomberg Barclays U.S. Aggregate Bond Index were strong for the year, with an 8.72% advance. Investment-grade corporate bonds also fared well in the falling yield environment. The Bloomberg Barclays U.S. Corporate Bond Index, which tracks investment-grade corporate bonds, ended the year with a gain of 14.54%. The Bloomberg Barclays U.S. Corporate High Yield Index also ended the year in positive territory, appreciating 14.32%.

As we enter 2020, we continue to see high valuations in the equity market, from a historical perspective. At MassMutual, we remain convinced that a broadly diversified portfolio aligned with a long-term strategy is the wisest course for those investors seeking retirement income. We remind you that it is important to maintain perspective and have realistic expectations about the future performance of your investment portfolio. As described in this report, financial markets can reverse suddenly, stumble along sideways, and reverse again. As always, we recommend that you work with a personal financial professional, who can help you define an investment strategy that aligns with your comfort level with respect to markets like these, taking into consideration how long you have to save and invest, as well as your financial goals and risk tolerance. Thank you for your confidence in MassMutual.

The information provided is the opinion of MML Investment Advisers, LLC as of 1/1/20 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

MML Blue Chip Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Blue Chip Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth. Income is a secondary objective. Under normal circumstances, the Fund invests at least 80% of net assets (plus the amount of any borrowings for investment purposes) in the common stocks of large- and medium-sized blue chip growth companies. The Fund’s subadviser currently defines blue chip growth companies to mean firms that, in its view, are well-established in their industries and have the potential for above-average earnings growth. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2019?

The Fund’s Initial Class shares returned 29.84%, substantially underperforming the 36.39% return of the Russell 1000® Growth Index (the “benchmark”), which measures the performance of the large-cap growth segment of U.S. equity securities. It includes the Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. In addition, the Fund underperformed the 31.49% return of the S&P 500® Index, which measures the performance of 500 widely held stocks in the U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2019, stock selection was the primary driver of the Fund’s underperformance, relative to the benchmark, as Fund holdings in the information technology, health care, and financials sectors were the key laggards for the year.

Information technology was the largest relative underperformer, due to stock selection and an underweight position within the sector. The Fund’s underweight stake in strong-performing technology giant Apple detracted from relative performance, as its shares increased in value during the year, spurred by accelerating growth of services and wearables, along with improving conditions for iPhone sales in China. The Fund maintained its underweight position in Apple, relative to the benchmark, due to Fund management’s concerns over saturation and elongation of replacement cycles for smartphones and Apple’s ability to monetize its installed base of users, as hardware has been reaching parity and operating systems have become less differentiated. The health care sector also detracted from the Fund’s results on a relative basis, due to an unfavorable overweight position.

Financials hampered the Fund’s relative returns, due to less-than-favorable stock selection. Shares of Fund holding TD Ameritrade underperformed due to unfavorable interest rate cuts by the Federal Reserve Board (the “Fed”) and fee pressure among online brokers that eventually led the company to drop its trading commissions to zero.

The consumer staples and real estate sectors were the largest contributors to the Fund’s relative performance for the year. The Fund’s underweight allocation to consumer staples proved beneficial for its full-year results. The real estate sector also bolstered relative returns, due to its beneficial underweight position within the Fund’s portfolio, although this positive impact was partially offset by detrimental stock selection.

Subadviser outlook

For Fund management, the long duration of the current bull market is not a particular concern. Their view is that, rather than dying of old age, bull markets often succumb to one of four ills: an economic downturn, regulatory or policy uncertainty, Fed policy errors, or valuation excess. On balance, Fund management believes that current signals suggest slightly positive returns for the market in 2020, with a highly accommodative Fed likely having the potential to offset any significant volatility caused by the regulatory and political environment. Nevertheless, they believe that the possibility of extreme outcomes in either a negative or positive direction appears higher than in recent years.

MML Blue Chip Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Blue Chip Growth Fund Largest Holdings (% of Net Assets) on 12/31/19

Amazon.com, Inc.	8.8%
Facebook, Inc. Class A	6.4%
Alphabet, Inc. Class C	5.3%
Microsoft Corp.	5.0%
Alibaba Group Holding Ltd. Sponsored ADR	4.3%
Visa, Inc. Class A	3.7%
Mastercard, Inc. Class A	3.2%
Apple, Inc.	2.6%
Tencent Holdings Ltd.	2.3%
The Boeing Co.	2.2%

43.8%

MML Blue Chip Growth Fund Sector Table (% of Net Assets) on 12/31/19

Communications	32.4%
Technology	22.6%
Consumer, Non-cyclical	21.2%
Financial	10.8%
Consumer, Cyclical	6.6%
Industrial	4.8%
Basic Materials	0.7%
Energy	0.3%
Utilities	0.3%
Mutual Funds	0.2%

Total Long-Term Investments	99.9%
Short-Term Investments and Other Assets and Liabilities	0.1%

Net Assets	100.0%

MML Blue Chip Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2019)

	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	05/01/2006	29.84%	15.10%	15.81%
Service Class	08/15/2008	29.56%	14.82%	15.53%
Russell 1000 Growth Index*		36.39%	14.63%	15.22%
S&P 500 Index		31.49%	11.70%	13.56%

* Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Equity Income Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Equity Income Fund, and who is the Fund’s subadviser?

The Fund seeks dividend income and long-term capital growth by investing primarily in common stocks, with an emphasis on large-capitalization companies that have a strong track record of paying dividends or that the Fund’s subadviser believes to be undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2019?

The Fund’s Initial Class shares returned 26.45%, underperforming the 26.54% return of the Russell 1000® Value Index (the “benchmark”), which measures the performance of the large-cap value segment of U.S. equity securities. It includes the Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index became the Fund’s benchmark on May 1, 2019, because the Russell 1000 Value Index more closely represents the Fund’s investment strategy than does the Fund’s former benchmark, the S&P 500 Index. In addition, the Fund underperformed the 31.49% return of the S&P 500® Index, which measures the performance of 500 widely held stocks in the U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2019, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2019, stock selection in the communication services sector detracted from the Fund’s relative performance. Shares of Fund holding Telefonica, a Spanish multinational telecommunications company based in Madrid, underperformed during the year. The company’s returns suffered due to unfavorable changes in foreign exchange rates related to Argentina and Great Britain and less-than-favorable performance of the broader Spanish telecommunications sector due to an increasingly competitive landscape.

Fund holdings in the materials sector also weighed on the Fund’s relative performance. Shares of DuPont de Nemours traded lower as a result of falling commodity chemical input prices, slowing demand in end markets, and the announced merger of DuPont’s Nutrition and Biosciences segment with International Flavors & Fragrances.

Overall, the Fund’s security selection was the primary contributor to favorable relative returns. Fund holdings in the consumer staples, information technology, and energy sectors were the largest relative contributors. Within consumer staples, Tyson Foods continued to benefit from the ongoing effects of African swine fever, causing global animal protein prices to rise in the wake of the outbreak, and the reopening of the Chinese market to U.S. poultry sales later in the year. This Fund holding has enjoyed accelerating growth in the prepared foods market and strong long-term earnings prospects.

Fund holdings in the information technology sector also aided relative performance. Shares of Qualcomm finished higher as a result of the chip manufacturer reaching a multibillion-dollar settlement with Apple in the second quarter of 2019, followed by a strong revenue report later in the year. Similarly, the energy sector bolstered relative returns due to the Fund’s beneficial stock choices, such as TC Energy.

As of December 31, 2019, the Fund held no derivatives, although it did hold index futures and rights at other points during the period. (Index futures are futures contracts that allow investors to buy or sell a financial index today to be settled at a date in the future. Rights give stockholders the ability to buy stock at a predetermined price, normally at a discount, in proportion to the number of shares already owned. Rights are issued only for a limited time, after which they expire.) The return impact from employing rights and futures was negligible.

Subadviser outlook

Fund management believes that caution is warranted in light of the current balance of risks in the marketplace. While a strong consumer and more accommodative monetary policy provide support for economic growth, they believe regulatory and political risks could be elevated in 2020. Given neutral valuations, they expect positive, but muted, returns for the equity market in 2020, coupled with the potential for more extreme outcomes. Share price appreciation in recent periods has made pockets of attractive investment opportunities tougher to come by. Despite this challenging environment, Fund management has identified attractively valued investment opportunities through bottom-up, fundamental analysis and continues to maintain a disciplined, longer-term approach, while also taking advantage of volatility to selectively add shares of high-quality companies to the Fund’s portfolio.

MML Equity Income Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Equity Income Fund Largest Holdings (% of Net Assets) on 12/31/19

Wells Fargo & Co.	3.9%
JP Morgan Chase & Co.	3.3%
QUALCOMM, Inc.	2.5%
Total SA	2.3%
The Southern Co.	2.3%
Johnson & Johnson	2.2%
Morgan Stanley	1.9%
Chubb Ltd.	1.9%
Tyson Foods, Inc. Class A	1.9%
General Electric Co.	1.8%

24.0%

MML Equity Income Fund Sector Table (% of Net Assets) on 12/31/19

Financial	27.3%
Consumer, Non-cyclical	21.8%
Industrial	9.6%
Energy	8.7%
Utilities	8.3%
Communications	7.3%
Technology	6.7%
Consumer, Cyclical	4.8%
Basic Materials	4.1%
Mutual Funds	0.5%

Total Long-Term Investments	99.1%
Short-Term Investments and Other Assets and Liabilities	0.9%

Net Assets	100.0%

MML Equity Income Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2019)

	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	05/01/2006	26.45%	8.06%	10.66%
Service Class	08/15/2008	26.12%	7.79%	10.39%
Russell 1000 Value Index*		26.54%	8.29%	11.80%
S&P 500 Index		31.49%	11.70%	13.56%

* Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Equity Index Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Equity Index Fund, and who is the Fund’s subadviser?

The Fund’s investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500® Index* (the “Index”). Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies included within the Index. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

How did the Fund perform during the 12 months ended December 31, 2019?

The Fund’s Class I shares returned 30.86%, underperforming the 31.49% return of the Index, which measures the performance of 500 widely held stocks in the U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Generally, the Fund’s underperformance versus the Index was mainly attributable to the impact of fees and expenses necessary for the management and operation of the Fund. The Index is not subject to fees or expenses and it is not possible to invest directly in the Index.

For the year ended December 31, 2019, information technology and communication services were the strongest-performing sectors within the Index, returning 50% and 33%, respectively. The energy and health care sectors exhibited the worst performance, returning 12% and 21%, respectively.

Despite muted economic growth and flat-to-negative earnings growth, 2019 was the best year for U.S. equities since 2009. After a decline in the fourth quarter of 2018 that brought valuations near their long-term historical averages, the markets started the year from a low base. When considering the low interest rate environment, such valuations were attractive, but investor growth expectations were low. Investors believed the global economy would suffer from U.S.-China trade tensions. Further, they were unconvinced that central banks were willing to do anything about it. In fact, there was concern that the U.S. Federal Reserve Board (the “Fed”) would continue raising interest rates.

As investors navigated 2019, they began to realize that things weren’t so dire. First, U.S.-China trade tensions were hurting the manufacturing sector, but the services sector – a much larger percentage of the global economy – was doing reasonably well, thwarting a recession. Second, despite widespread concerns that tariffs would push prices higher, inflation remained low. In fact, inflation was too low for central bankers’ liking – and led them to ultimately relent on their monetary policy tightening campaigns. The Fed cut rates three times during 2019, contravening expectations at the start of the year that more rate hikes were inevitable. Finally, the fourth quarter of 2019 brought a U.S.-China “phase one” trade agreement, which removed some political uncertainties and capped a year that easily surpassed low expectations.

Subadviser outlook

Fund management notes that the combination of strong equity returns and flat-to-negative earnings growth has resulted in valuations that are back to levels found prior to 2018’s fourth quarter decline. In their view, these elevated valuations have the potential to be supported if: global growth can continue as political uncertainties are reduced, allowing for a resumption of global equity earnings growth, and inflation remains tame, allowing for a continuation of the accommodative monetary policy reinstated in 2019.

* The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by MML Advisers. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MML Advisers. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

MML Equity Index Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Equity Index Fund Largest Holdings (% of Net Assets) on 12/31/19

Apple, Inc.	4.6%
Microsoft Corp.	4.5%
Amazon.com, Inc.	2.9%
Facebook, Inc. Class A	1.8%
Berkshire Hathaway, Inc. Class B	1.6%
JP Morgan Chase & Co.	1.6%
Alphabet, Inc. Class A	1.5%
Alphabet, Inc. Class C	1.5%
Johnson & Johnson	1.4%
Visa, Inc. Class A	1.2%

22.6%

MML Equity Index Fund Sector Table (% of Net Assets) on 12/31/19

Consumer, Non-cyclical	21.8%
Technology	18.7%
Financial	17.5%
Communications	14.5%
Industrial	8.8%
Consumer, Cyclical	8.4%
Energy	4.3%
Utilities	3.3%
Basic Materials	2.1%
Mutual Funds	0.1%

Total Long-Term Investments	99.5%
Short-Term Investments and Other Assets and Liabilities	0.5%

Net Assets	100.0%

MML Equity Index Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2019)

	Inception Date of Class	1 Year	5 Years	10 Years
Class I	05/01/1997	30.86%	11.22%	13.07%
Class II	05/01/2000	31.06%	11.39%	13.25%
Class III	05/01/2000	31.27%	11.53%	13.40%
Service Class I	08/15/2008	30.56%	10.94%	12.79%
S&P 500 Index		31.49%	11.70%	13.56%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Focused Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Focused Equity Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities of U.S. companies that the Fund’s subadviser believes are financially sound, valued conservatively by the market, and have improving prospects. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund is non-diversified, which means that it may hold larger positions in a smaller number of stocks than a diversified fund. The Fund’s subadviser is Wellington Management Company LLP (Wellington Management).

How did the Fund perform during the 12 months ended December 31, 2019?

The Fund’s Class II shares returned 30.15%, underperforming the 31.43% return of the Russell 1000® Index (the “benchmark”), which measures the performance of the large-cap segment of U.S. equity securities. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2019, weak sector allocation, a residual of the Fund’s bottom-up stock selection process, detracted from the Fund’s relative performance. Its underweight allocation, relative to the benchmark, to the information technology sector and an overweight stake in the health care sector weighed on the Fund’s relative results. Security selection partially offset the allocation effect, with strong stock choices in the health care and materials sectors outweighing weak stock selection in the industrials and consumer staples sectors.

Top relative detractors from the Fund’s performance for the period included Fund holdings McDonald’s (consumer discretionary) and Public Storage (real estate), as well as not owning benchmark constituent Apple (information technology), which posted strong returns over the period. Shares of McDonald’s, a multinational fast food restaurant chain, gained on strong earnings in the first two quarters and solid growth in same-store revenues. However, the stock declined in the fourth quarter after CEO Steve Easterbrook was fired. Prior to his termination, Easterbrook had driven innovation to boost same-store sales through smartphone apps, online pay, and food delivery. Public Storage, a self-storage facilities provider, declined toward the end of the year after releasing third-quarter earnings that missed consensus estimates. The company showed improved profit, but revenue and funds from operations fell short of expectations.

Fund holdings that were among the top relative contributors to the Fund’s full-year performance were American Tower (real estate) and Danaher (health care). Shares of American Tower (AMT), a leading independent owner, operator, and developer of multi-tenant communications real estate, traded higher on strong earnings over the last three quarters. Earlier in the year, the company acquired Eaton Towers in a push to take advantage of accelerating mobile phone usage and the rollout of 4G technology in Africa. In September, AT&T signed a new master lease agreement with AMT, pushing shares up another 3%. Shares of Danaher, a provider of medical equipment, climbed early in the year on the announcement of a deal to acquire General Electric’s biopharma unit, putting Danaher at the forefront of biotechnology equipment makers. Strong earnings and the announced split-off of dental business Envista further benefited the stock.

Subadviser outlook

Fund management believes there is no shortage of research showing dividend growth as a disproportionate contributor to the absolute returns among stocks versus other sources, like yield and valuation adjustments. Over certain periods, dividend growth has accounted for nearly two-third of returns. Over more recent periods the percentage has been smaller, owing to the massive expansion of valuation in the current low rate environment. Over long periods (three or more years) it appears inarguable to Fund management that dividend growth reigns supreme.

At the end of the period, the Fund had its largest overweight allocation to the consumer staples and health care sectors, and its greatest underweight stakes in the information technology and communication services sectors.

MML Focused Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Focused Equity Fund Largest Holdings (% of Net Assets) on 12/31/19

UnitedHealth Group, Inc.	5.8%
The Coca-Cola Co.	5.3%
McDonald’s Corp.	5.2%
Medtronic PLC	5.2%
Johnson & Johnson	4.8%
NIKE, Inc. Class B	4.6%
Chubb Ltd.	4.5%
General Dynamics Corp.	4.3%
Microsoft Corp.	4.3%
PepsiCo, Inc.	4.2%

48.2%

MML Focused Equity Fund Sector Table (% of Net Assets) on 12/31/19

Consumer, Non-cyclical	38.4%
Financial	21.4%
Industrial	14.0%
Consumer, Cyclical	13.7%
Technology	6.8%
Basic Materials	3.5%

Total Long-Term Investments	97.8%
Short-Term Investments and Other Assets and Liabilities	2.2%

Net Assets	100.0%

MML Focused Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS II

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2019)

	Inception Date of Class	1 Year	5 Years	Since Inception 12/08/2011	Since Inception 05/01/2012
Class II	12/08/2011	30.15%	11.53%	15.69%
Service Class I	05/01/2012	29.73%	11.25%		14.09%
Russell 1000 Index		31.43%	11.48%	14.66%	13.79%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Foreign Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Foreign Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investments of issuers located outside of the U.S., including those in emerging markets. Under normal market conditions, the Fund invests predominantly in equity securities, primarily to predominantly common stocks, and, while there are no set percentage targets, the Fund invests predominantly in large- to medium-capitalization companies with market capitalization values greater than $2 billion and may invest a portion in smaller companies. The Fund’s subadviser is Templeton Investment Counsel, LLC (Templeton). Effective January 7, 2020, Thompson, Siegel & Walmsley LLC replaced Templeton as the subadviser of the Fund. Also, effective January 7, 2020, the Fund’s investment approach changed to the following:

The Fund seeks long-term total return by investing primarily in common stocks of companies listed on foreign securities exchanges. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investments of issuers located outside of the U.S., including those in emerging markets. Under normal market conditions, the Fund invests in equity securities of foreign companies representing at least three countries other than the United States. Although the Fund may invest in companies of any size as measured by assets, sales, or market capitalization, the Fund will tend to focus on larger, more seasoned or established companies.

How did the Fund perform during the 12 months ended December 31, 2019?

The Fund’s Initial Class shares returned 13.17%, underperforming, by a wide margin, the 21.51% return of the MSCI All Country World Index (ACWI) ex USA (the “benchmark”), which measures the performance of the large- and mid-cap segments of the particular regions, excluding U.S. equity securities, including developed and emerging markets.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2019, stock selection in Asia and Europe hindered the Fund’s performance relative to the benchmark. Within those regions, China, Japan, and Germany were the largest relative detractors. The Fund’s stock selection and an overweight allocation to Israel (relative to the benchmark), the only country in the Middle East held by the Fund at year end, also detracted from relative performance.

The Fund’s stock selection and its overweight stake in communication services hurt relative results. Within that sector, Fund holdings that were significant detractors included Chinese wireless and mobile services provider China Telecom, Luxembourg-based satellite communications firm SES, and Chinese search engine provider Baidu. Fund holdings in health care also hindered relative performance, with Israeli pharmaceutical company Teva Pharmaceutical Industries significantly detracting from results. In energy, stock selection and an overweight allocation to the sector also hurt results. Specifically, Italian multinational oil and gas company Eni was a notable detractor from the Fund’s full-year performance.

While no regions as a whole contributed to the Fund’s relative results, its overweights stakes in France and the Netherlands, along with stock selection in South Korea, benefited relative performance. The Fund’s lack of exposure to Indian stocks also helped relative performance.

From a sector perspective, stock selection in the materials, financials, and information technology (IT) sectors contributed to relative performance. In materials, Fund holdings that were significant contributors included Canadian precious metals mining company Wheaton Precious Metals and Irish construction materials manufacturer and distributor CRH. French banking and financial services firm BNP Paribas was another Fund holding that contributed in the financials sector, while Dutch semiconductor manufacturer NXP Semiconductors was an IT holding that helped drive the Fund’s full-year performance.

Subadviser outlook

Fund management believes that one counterintuitive characteristic of financial markets is that the better things seem, the riskier they may be. Fund management resolves to avoid complacency, and plans to continue to take profits at that point in the cycle where and when Fund management believes it appears fundamentally warranted. However, they also plan to remain invested in equity markets with a focus, in the words of founder, Sir John Templeton, on “those stocks having the lowest prices in relation to possible earning power of future years.”

MML Foreign Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Foreign Fund Largest Holdings (% of Net Assets) on 12/31/19

iShares MSCI EAFE ETF	4.9%
Deutsche Telekom AG Registered	3.3%
Standard Chartered PLC	3.0%
BNP Paribas SA	2.9%
Vodafone Group PLC Sponsored ADR	2.9%
BAE Systems PLC	2.6%
BP PLC	2.6%
Wheaton Precious Metals Corp.	2.6%
Sanofi	2.6%
E.ON SE	2.6%

30.0%

MML Foreign Fund Sector Table (% of Net Assets) on 12/31/19

Consumer, Non-cyclical	18.1%
Financial	17.7%
Communications	13.1%
Energy	10.8%
Basic Materials	8.9%
Industrial	6.9%
Utilities	5.1%
Mutual Funds	4.9%
Consumer, Cyclical	4.2%
Technology	3.2%
Diversified	1.7%

Total Long-Term Investments	94.6%
Short-Term Investments and Other Assets and Liabilities	5.4%

Net Assets	100.0%

MML Foreign Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2019)

	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	05/01/2006	13.17%	2.41%	3.58%
Service Class	08/15/2008	12.78%	2.13%	3.33%
MSCI ACWI ex USA		21.51%	5.51%	4.97%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Fundamental Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Fundamental Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term growth of capital by investing primarily in domestic equity securities that the Fund’s subadviser believes offer the potential for long-term growth. The Fund’s subadviser is Wellington Management Company LLP (Wellington Management).

How did the Fund perform during the 12 months ended December 31, 2019?

The Fund’s Class II shares returned 33.74%, underperforming the 36.39% return of the Russell 1000® Growth Index (the “benchmark”), which measures the performance of the large-cap growth segment of U.S. equity securities. It includes the Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2019, security selection within the information technology, consumer discretionary, and communication services sectors was the primary driver of the Fund’s underperformance. Stronger stock selection within the industrials and health care sectors partially offset the less-than-favorable results. Sector allocation, a residual of the Fund’s bottom-up stock selection process, contributed to relative performance due to the Fund’s overweight exposure, relative to the benchmark, to the information technology sector. The Fund’s underweight exposure to the energy sector also contributed, although this was partially offset by an underweight stake in the industrials sector.

Fund holdings that were the top detractors from relative performance included Apple (information technology), in which the Fund had an underweight stake, and Biogen (health care), in which the Fund had an overweight stake. Apple advanced during the period, reporting positive fourth-quarter results and beating consensus estimates. The company benefited from a surge in sales in its wearables market. Biogen is a U.S.-based biotechnology company. Shares declined in the first quarter after Biogen announced it would discontinue two late-stage Alzheimer’s drug trials. In the fourth quarter, shares of Biogen rebounded after a new analysis of additional data from the two failed clinical trials showed promising results. The company plans to resubmit the drug for FDA approval.

Fund holdings that were top contributors to benchmark-relative returns included UnitedHealth Group (health care) and Global Payments (information technology). Shares of UnitedHealth Group advanced during the period, as the company continued to benefit from improving investor sentiment for the managed care group. Global Payments is a U.S.-based provider of payment technology services. The company recently reported strong third-quarter results ahead of expectations and raised annual guidance on better margins. Global Payments also raised the expectation of synergies from its merger with TSYS, which provided a boost to consensus 2020 earnings per share estimates.

Subadviser outlook

As we head into 2020, Fund management’s economic outlook for the U.S. remains healthy. The consumer appears strong, as reflected by solid job growth and retail sales, low interest rates, and high net worth. U.S. industrial production appears to be stabilizing and Fund management sees several catalysts for future growth. They anticipate that the U.S. Federal Reserve Board will continue to stimulate the economy, as U.S. growth converges with the rest of the world and inflation remains low.

At the end of the year, the Fund’s largest overweight allocations were to the financial services and industrials sectors, and its greatest underweight stakes were in the consumer staples and consumer discretionary sectors.

MML Fundamental Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Fundamental Growth Fund Largest Holdings (% of Net Assets) on 12/31/19

Microsoft Corp.	8.9%
Apple, Inc.	6.6%
Alphabet, Inc. Class C	6.3%
Facebook, Inc. Class A	4.3%
Amazon.com, Inc.	3.3%
Visa, Inc. Class A	3.0%
UnitedHealth Group, Inc.	3.0%
Mastercard, Inc. Class A	2.3%
Amgen, Inc.	2.0%
salesforce.com, Inc.	1.8%

41.5%

MML Fundamental Growth Fund Sector Table (% of Net Assets) on 12/31/19

Technology	29.3%
Consumer, Non-cyclical	21.9%
Communications	17.9%
Financial	11.5%
Industrial	8.7%
Consumer, Cyclical	8.2%
Basic Materials	1.0%

Total Long-Term Investments	98.5%
Short-Term Investments and Other Assets and Liabilities	1.5%

Net Assets	100.0%

MML Fundamental Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS II

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2019)

	Inception Date of Class	1 Year	5 Years	Since Inception 12/08/2011	Since Inception 05/01/2012
Class II	12/08/2011	33.74%	13.66%	15.23%
Service Class I	05/01/2012	33.33%	13.38%		13.70%
Russell 1000 Growth Index		36.39%	14.63%	16.43%	15.43%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Fundamental Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Fundamental Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return by investing primarily in equity securities of issuers that the Fund’s subadviser believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities, with a focus on companies with large market capitalizations (which the subadviser believes are generally above $1 billion). The Fund’s subadviser is Boston Partners Global Investors, Inc. (Boston Partners), which replaced Wellington Management Company LLP (Wellington Management) effective February 5, 2019.

How did the Fund perform during the 12 months ended December 31, 2019?

The Fund’s Class II shares returned 22.79%, underperforming the 26.54% return of the Russell 1000® Value Index (the “benchmark”), which measures the performance of the large-cap value segment of U.S. equity securities. It includes the Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the portion of the year that Wellington Management served as subadviser of the Fund (January 1, 2019–February 4, 2019), stock selection in the information technology, industrials, and energy sectors detracted from the Fund’s performance, while strong security selection in the financials, consumer staples, and health care sectors was the primary driver of the Fund’s strong absolute returns.

For the part of the year that Boston Partners served as subadviser of the Fund (February 5, 2019–December 31, 2019), stock selection in the information technology (IT), health care, and communication services sectors detracted from relative performance. IT services company DXC Technology was one Fund holding that detracted from relative returns after the company announced better revenues than expected, but at the expense of lower operating margins. (Boston Partners Fund management subsequently eliminated DXC Technology from the Fund’s portfolio.) In the health care sector, health insurers Cigna and CVS were two Fund holdings that underperformed during the first nine months of the year due to merger integration concerns and fear of nationalized health care. Both companies rebounded in the fourth quarter, as they continued to exceed earnings expectations and the prospects for “Medicare for All” diminished. In the communication services sector, owning Verizon instead of AT&T also hurt the Fund’s relative returns. During the reporting period, the Fund’s sector allocations proved positive for performance, mainly due to the Fund’s underweight positioning in the real estate sector and its overweight stake in the industrials sector.

Subadviser outlook

During the period, Boston Partners increased the Fund’s exposure to the health care and consumer discretionary sectors, while reducing its allocations to the industrials and consumer staples sectors. Boston Partners believes that over time, the Fund will benefit from Fund management’s focus on low-valuation, high-quality, and improving business momentum.

MML Fundamental Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Fundamental Value Fund Largest Holdings (% of Net Assets) on 12/31/19

Bank of America Corp.	4.5%
Berkshire Hathaway, Inc. Class B	4.5%
JP Morgan Chase & Co.	3.5%
Citigroup, Inc.	2.6%
Wells Fargo & Co.	2.6%
The Procter & Gamble Co.	2.5%
Cigna Corp.	2.5%
Comcast Corp. Class A	2.3%
Verizon Communications, Inc.	2.3%
Chubb Ltd.	2.3%

29.6%

MML Fundamental Value Fund Sector Table (% of Net Assets) on 12/31/19

Financial	26.9%
Consumer, Non-cyclical	22.0%
Communications	10.2%
Industrial	10.2%
Energy	9.3%
Consumer, Cyclical	7.3%
Technology	5.9%
Basic Materials	4.2%
Utilities	1.3%
Mutual Funds	0.3%

Total Long-Term Investments	97.6%
Short-Term Investments and Other Assets and Liabilities	2.4%

Net Assets	100.0%

MML Fundamental Value Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS II

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2019)

	Inception Date of Class	1 Year	5 Years	Since Inception 08/10/2010	Since Inception 05/01/2012
Class II	08/10/2010	22.79%	6.86%	10.65%
Service Class I	05/01/2012	22.49%	6.60%		9.96%
Russell 1000 Value Index		26.54%	8.29%	12.18%	12.04%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Global Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Global Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in the equity securities of U.S. and foreign companies, including companies in developed and emerging markets. The Fund may invest a significant percentage of its assets in issuers in a single industry, sector, country, or region. The Fund’s subadviser is Massachusetts Financial Services Company (MFS).

How did the Fund perform during the 12 months ended December 31, 2019?

The Fund’s Class I shares returned 30.59%, outperforming the 27.67% return of the MSCI World Index (the “benchmark”), which measures the performance of the large- and mid-cap segments of world equity securities.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2019 please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2019, security selection within the health care, industrials, and consumer discretionary sectors contributed to the Fund’s performance relative to the benchmark. Within the health care sector, the Fund’s overweight positions, relative to the benchmark, in precision instruments manufacturer Olympus (Japan), life sciences supply company Thermo Fisher Scientific, and orthopedic products maker Zimmer Biomet benefited relative performance. The Fund’s avoidance of poorly performing pharmaceutical giant Pfizer further aided relative returns, as that stock underperformed the benchmark during the period. Within the industrials sector, the Fund’s overweight investments in railroad company Kansas City Southern and electrical distribution equipment manufacturer Schneider Electric (France) helped relative returns. Within the consumer discretionary sector, an overweight to luxury goods company LVMH (France) further lifted the Fund’s relative results.

Elsewhere, the Fund’s overweight positions in information technology (IT) servicing firm Accenture, global payments technology company Visa, and beauty products company Coty positively impacted relative performance for the year, although Coty was no longer a Fund holding at year end.

Security selection in the IT sector hurt relative performance during the reporting period. There, the Fund’s avoidance of the strongly performing computer and personal electronics maker Apple and software giant Microsoft held back relative returns. The Fund’s overweight holdings of custom IT consulting and technology services provider Cognizant Technology Solutions and security software provider Check Point Software Technologies (Israel) further hurt relative returns.

Fund holdings in other sectors also negatively impacted relative returns for the year. These included overweight positions in diversified technology company 3M, household products manufacturer Reckitt Benckiser (United Kingdom), wine and alcoholic beverage producer Pernod Ricard (France), and global financial services provider Bank of New York Mellon. Not holding shares of the strongly performing social media giant Facebook also detracted from relative performance, as the stock price outperformed the benchmark during the reporting period.

The Fund’s cash and/or cash equivalents position also detracted from relative performance during the period. Under normal market conditions, the Fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets appreciated, holding cash hurt performance versus the benchmark, which has no cash position.

Subadviser outlook

Fund management believes that the current drumbeat of global stimulus could continue, as interest rates and inflation levels remain subdued, while the consumer continues to spend. However, their view is that the economy is exhibiting late-cycle dynamics, which bears watching and places increased importance on diligent and insightful security selection. They believe that we remain in a “muddle-through” economic environment of low growth, low inflation, and low interest rates, along with high political uncertainty. In such an environment, Fund management continues to favor the areas of consumer staples (strong brands, organic growth, and stable earnings), medical equipment (above-average growth, less relative pricing pressures, and aging demographics), and the emerging-markets consumer (rising wages and growing middle class) via multinational companies. The Fund maintains its long-term investment horizon and Fund management remains focused on owning companies with above-average growth and return prospects at reasonable valuations.

MML Global Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Global Fund Largest Holdings (% of Net Assets) on 12/31/19

Thermo Fisher Scientific, Inc.	3.2%
Visa, Inc. Class A	3.1%
Medtronic PLC	3.0%
Comcast Corp. Class A	2.9%
Nestle SA Registered	2.7%
Accenture PLC Class A	2.7%
LVMH Moet Hennessy Louis Vuitton SE	2.6%
Schneider Electric SE	2.4%
Honeywell International, Inc.	2.4%
Diageo PLC	2.2%

27.2%

MML Global Fund Sector Table (% of Net Assets) on 12/31/19

Consumer, Non-cyclical	36.3%
Industrial	19.5%
Financial	12.9%
Communications	8.1%
Consumer, Cyclical	8.0%
Technology	7.3%
Basic Materials	6.3%
Energy	0.6%
Mutual Funds	0.5%

Total Long-Term Investments	99.5%
Short-Term Investments and Other Assets and Liabilities	0.5%

Net Assets	100.0%

MML Global Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2019)

	Inception Date of Class	1 Year	5 Years	10 Years
Class I	05/01/2006	30.59%	9.25%	10.71%
Class II	05/01/2006	30.58%	9.26%	10.77%
Service Class I	08/15/2008	30.28%	8.98%	10.43%
MSCI World Index		27.67%	8.74%	9.47%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Growth & Income Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Growth & Income Fund, and who is the Fund’s subadviser?

The Fund seeks capital appreciation and income by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities and equity-related securities, including convertible securities, preferred stocks, options, and warrants, of U.S. companies with market capitalizations at the time of purchase greater than $1 billion. The Fund’s subadviser is Massachusetts Financial Services Company (MFS).

How did the Fund perform during the 12 months ended December 31, 2019?

The Fund’s Initial Class shares returned 32.10%, outperforming the 31.49% return of the S&P 500® Index (the “benchmark”), which measures the performance of 500 widely held stocks in the U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2019, stock selection in the health care, financials, and consumer discretionary sectors contributed to the Fund’s performance relative to the benchmark. Within the health care sector, not owning shares of pharmaceutical giant Pfizer and the Fund’s overweight position, relative to the benchmark, in health care tools company Danaher aided relative returns. Within the financials sector, the Fund’s position in global alternative asset manager Blackstone Group (not a benchmark constituent) and not owning shares of insurance and investment firm Berkshire Hathaway supported relative performance. Within the consumer discretionary sector, the Fund’s investment in luxury goods company LVMH (France), which the Fund sold before year end, and not owning shares of internet retail giant Amazon also helped relative performance. Fund holdings in the materials sector further boosted relative results, led by consumer goods packaging products manufacturer Crown Holdings, which is not represented in the benchmark.

In other sectors, the Fund’s overweight positions in broadcast and communication tower management firm American Tower and debit and credit card transaction processing company Mastercard bolstered relative results. Additionally, not owning shares of integrated oil and gas company ExxonMobil helped relative performance.

Security selection detracted from the Fund’s full-year relative performance in the information technology (IT) sector. The Fund’s underweight positions in computer and personal electronics maker Apple and software giant Microsoft, as well as its overweight positions in IT company DXC Technology and custom IT consulting and technology services provider Cognizant Technology Solutions, detracted from the Fund’s performance. The Fund eliminated DXC Technology from its portfolio by year end.

Stock selection in the energy sector also weighed on the Fund’s relative performance. Within the sector, an overweight position in energy exploration and production company EOG Resources and the Fund’s position in core and fluid analysis provider in the petroleum industry Core Laboratories (Netherlands), which is not a benchmark constituent, detracted from performance.

Elsewhere, the timing of the Fund’s ownership of shares in biotechnology company Biogen and commercial products manufacturer Newell Brands detracted from relative performance. Additionally, Fund holdings TD Ameritrade, an electronic brokerage firm not represented in the benchmark, and wine and alcoholic beverage producer Pernod Ricard (France), also not a benchmark constituent, weakened relative returns. Fund management eliminated both Biogen and Newell Brands from the Fund’s portfolio before year end.

The Fund’s cash and/or cash equivalents position also detracted from relative performance during the period. Under normal market conditions, the Fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets appreciated, holding cash hurt performance versus the benchmark, which has no cash position.

Subadviser outlook

Fund management believes that stock prices moved higher in 2019 in anticipation of improving earnings. As we head into 2020, they believe that earnings growth will be required for the market to continue to move higher. Their view is that, even if earnings rebound, with U.S. elections looming and the potential for geopolitical tensions, the markets are at risk. Fund management will continue to build the Fund’s portfolio stock by stock, while continuing to seek investment opportunities that Fund management believes have the potential to drive performance over the long term.

MML Growth & Income Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Growth & Income Fund Largest Holdings (% of Net Assets) on 12/31/19

Alphabet, Inc. Class A	3.4%
JP Morgan Chase & Co.	3.1%
Microsoft Corp.	3.0%
Medtronic PLC	2.7%
Mastercard, Inc. Class A	2.5%
Johnson & Johnson	2.5%
Bank of America Corp.	2.4%
American Tower Corp.	2.4%
Visa, Inc. Class A	2.4%
Thermo Fisher Scientific, Inc.	2.2%

26.6%

MML Growth & Income Fund Sector Table (% of Net Assets) on 12/31/19

Consumer, Non-cyclical	23.1%
Financial	20.3%
Technology	17.4%
Communications	10.5%
Industrial	10.5%
Consumer, Cyclical	9.7%
Energy	4.1%
Basic Materials	3.4%
Utilities	0.5%
Mutual Funds	0.3%

Total Long-Term Investments	99.8%
Short-Term Investments and Other Assets and Liabilities	0.2%

Net Assets	100.0%

MML Growth & Income Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2019)

	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	05/01/2006	32.10%	11.11%	12.55%
Service Class	08/15/2008	31.82%	10.82%	12.28%
S&P 500 Index		31.49%	11.70%	13.56%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Income & Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Income & Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return and current income by investing primarily in equity securities of issuers that the Fund’s subadviser believes are undervalued. Although the Fund may invest in companies of any size, the Fund will tend to focus on companies with large market capitalizations (which the Fund’s subadviser believes are generally above $2 billion). The Fund’s subadviser is Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley).

How did the Fund perform during the 12 months ended December 31, 2019?

The Fund’s Initial Class shares returned 24.43%, underperforming the 26.54% return of the Russell 1000® Value Index (the “benchmark”), which measures the performance of the large-cap value segment of U.S. equity securities. It includes the Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2019, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2019, growth benchmarks outperformed their value counterparts by a significant margin, and domestic benchmarks outperformed their non-U.S. peers – although emerging markets rallied sharply in the fourth quarter. Within U.S. markets, the technology sector continued its long-standing dominance, rising more than 50% in the past year alone. While financials, communication services, and industrials had their best year of performance in quite some time, energy stocks trailed the market and were ultimately the worst-performing sector. Further, in a notable shift in sentiment, the “bond proxy” defensive sectors (i.e., real estate, utilities, and consumer staples) lagged significantly in the fourth quarter after holding sustained leadership positions for most of 2019.

The Fund’s allocation to the real estate sector detracted from its performance relative to the benchmark. Specifically, Fund holding Simon Property Group, Inc. (SPG) underperformed, driven in part by the market’s late-year rotation out of real estate investment trusts (REITs) into higher-beta sectors. With high-quality Class A assets, a premier balance sheet, and its consistent free cash flow generation, Fund management believes SPG is a compelling value stock within REITs.

Fund holdings within the consumer discretionary sector added to the Fund’s relative performance for the year. Specifically, Royal Caribbean Cruises Ltd. (RCL), the world’s second-largest cruise line, contributed to results, as RCL continued to provide travelers with unique and authentic experiences, most notably via its world-class water park (called “Perfect Day”) on RCL’s private island, CocoCay. Perfect Day at CocoCay has contributed not only to increased on-board/on-island revenues, but also meaningful ticket premiums for those ships visiting the island. Recently, RCL announced the second resort in the “Perfect Day Collection,” with plans to expand the collection in the future.

Subadviser outlook

Fund management notes that this bull market has not produced the euphoria seen in past cycles, as many retail investors have been cautious to the point of not fully participating in the market’s advance. They do believe that there is, however, a growing degree of complacency among stock investors that is concerning. In their view, interest rates have been so much lower, for so much longer than expected, that the consensus thinking is that the trend could continue indefinitely. A belief that rates will be “lower for longer” generally drives investors to also believe that growth stock investing will continue to outperform value, despite valuation premiums for growth stocks that Fund management believes are increasingly risky.

Fund management believes that today’s “superstars” and market leaders within the equity world could be very different from those that will emerge within the next decade. Fund management’s view is that the consensus thinking that drives certain stocks to the top weightings in the indexes rarely proves as profitable in the decade that follows.

MML Income & Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Income & Growth Fund Largest Holdings (% of Net Assets) on 12/31/19

UnitedHealth Group, Inc.	2.6%
General Electric Co.	2.6%
Wells Fargo & Co.	2.5%
Medtronic PLC	2.4%
Exelon Corp.	2.4%
CVS Health Corp.	2.4%
Dominion Energy, Inc.	2.3%
US Bancorp	2.3%
Chubb Ltd.	2.2%
Comcast Corp. Class A	2.2%

23.9%

MML Income & Growth Fund Sector Table (% of Net Assets) on 12/31/19

Financial	24.6%
Consumer, Non-cyclical	14.8%
Industrial	12.2%
Energy	10.7%
Consumer, Cyclical	9.2%
Utilities	7.7%
Technology	7.7%
Communications	5.8%
Basic Materials	4.9%

Total Long-Term Investments	97.6%
Short-Term Investments and Other Assets and Liabilities	2.4%

Net Assets	100.0%

MML Income & Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2019)

	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	05/01/2006	24.43%	8.46%	10.43%
Service Class	08/15/2008	24.14%	8.19%	10.17%
Russell 1000 Value Index		26.54%	8.29%	11.80%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML International Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML International Equity Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of non-U.S. companies located in non-U.S. markets throughout the world, including emerging markets. The Fund may invest a substantial portion of its assets in just one region or country and may, but does not currently intend to, invest in U.S. companies. Ordinarily, the Fund’s portfolio typically holds thirty to sixty stocks and the Fund invests in the securities of at least five countries outside the U.S. The Fund’s subadviser is Harris Associates L.P. (Harris).

How did the Fund perform during the 12 months ended December 31, 2019?

The Fund’s Class II shares returned 24.63%, outperforming the 22.49% return of the MSCI World Index ex USA (the “benchmark”), which measures the performance of the large-and mid-cap segments of world, excluding U.S. equity securities.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

As the Fund uses a bottom-up approach in selecting stocks, country and sector allocations are a result of the Fund’s stock selection process. With respect to country and sector performance relative to the benchmark, both stock selection and weightings drove the Fund’s outperformance for the year ended December 31, 2019.

From a geographic perspective, stock selection in the U.K., Japan, and Sweden produced the best benchmark-relative performance for the year. In addition, the U.K. and Sweden were the largest contributors to the Fund’s absolute return, as all but one of the Fund holdings in these geographies gained value. Capital goods firm Ashtead Group (+56%) and aerospace and defense company Meggitt (+50%) generated the largest absolute returns in the U.K., while specialty and apparel retail company H&M (+49%) and industrial machinery firm SKF (+37%) posted the top absolute returns in Sweden.

The Fund’s positions in Germany, Switzerland, and France detracted most from its relative performance. However, these geographies were positive contributors to the Fund’s absolute return, as six of eight Germany-based holdings, six of seven Switzerland-based holdings, and seven of eight France-based holdings gained value for the year.

The best relative performance for 2019 came from Fund holdings in the financials sector, as 11 of 12 underlying holdings generated positive absolute returns, led by asset management and custody bank firm Schroders (+48%), diversified financial services company EXOR (+44%), and banking firm BNP Paribas (+38%). The energy and industrials sectors produced the next-best relative returns for the year.

The materials sector detracted the most from relative results, though its collective absolute return was positive, owing to four of six underlying Fund holdings that posted double-digit returns. Consumer discretionary and communications services were the only other sectors that detracted on a relative basis. All invested sectors delivered positive collective absolute performance and contributed to the Fund’s total return for the period.

Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. As of year end, the Fund held hedges on the Swiss franc. Approximately 10% of the Fund’s exposure to the Swiss franc was hedged, on Fund management’s belief that the currency had appreciated above the range of its intrinsic value as measured by purchasing power parity and other economic fundamentals. Currency hedges detracted slightly from the Fund’s performance for the year.

Subadviser outlook

Market volatility prevailed around the world during the year, but the fourth quarter of 2019 brought a steady recovery in global markets. Fund management is prepared to confidently navigate a wide array of macro environments. They apply the same disciplined investment approach when markets advance as well as when markets retreat. Consistent implementation of Fund managements’ philosophy and intensive research process offers good upside potential. Fund management continues to stay alert for attractive investment opportunities. Despite the rebound, Fund management still believes their investment approach offers good upside potential.

MML International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MML International Equity Fund Largest Holdings (% of Net Assets) on 12/31/19

Glencore PLC	4.4%
BNP Paribas SA	3.7%
Continental AG	3.6%
Intesa Sanpaolo SpA	3.5%
Credit Suisse Group AG Registered	3.5%
Daimler AG Registered	3.5%
CNH Industrial NV	3.4%
Bayerische Motoren Werke AG	3.3%
Lloyds Banking Group PLC	3.0%
Bayer AG Registered	3.0%

34.9%

MML International Equity Fund Sector Table (% of Net Assets) on 12/31/19

Consumer, Cyclical	26.8%
Financial	24.7%
Communications	13.0%
Industrial	12.6%
Consumer, Non-cyclical	9.9%
Basic Materials	7.1%
Technology	2.0%
Energy	1.5%

Total Long-Term Investments	97.6%
Short-Term Investments and Other Assets and Liabilities	2.4%

Net Assets	100.0%

MML International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS II

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2019)

	Inception Date of Class	1 Year	5 Years	Since Inception 01/07/2014	Since Inception 05/01/2014
Class II	01/07/2014	24.63%	5.00%	3.33%
Service Class I	05/01/2014	24.35%	4.72%		2.74%
MSCI World Index ex USA		22.49%	5.42%	3.95%	3.53%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Large Cap Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Large Cap Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in large-capitalization companies that the Fund’s subadviser believes offer the potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the common stocks of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 1000® Growth Index. The Fund’s subadviser is Loomis, Sayles & Company, L.P. (Loomis Sayles).

How did the Fund perform during the 12 months ended December 31, 2019?

The Fund’s Initial Class shares returned 31.99%, underperforming the 36.39% return of the Russell 1000 Growth Index (the “benchmark”), which measures the performance of the large-cap growth segment of U.S. equity securities. It includes the Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2019, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2019, stock selection in the information technology, industrials, and consumer staples sectors detracted from the Fund’s performance, relative to the benchmark. Also hampering full-year returns was the Fund’s allocation to the consumer staples, information technology, energy, consumer discretionary, health care, communication services, and financials sectors. Stock selection in the consumer discretionary, communication services, financials, and energy sectors – as well as the Fund’s allocation to the industrials sector – contributed positively to relative returns.

With respect to specific Fund holdings, Facebook and Alibaba were the top contributors to returns for the year; Alcon was the only detractor and United Parcel Service (UPS) was the smallest contributor.

In April 2019, Novartis completed a spinoff of its Alcon eye care division to shareholders. This benefited the Fund, as Novartis was a Fund holding at the time. Subsequently, Alcon, the newly public company, had modestly negative returns for the period. Fund management substantially trimmed the Fund’s position in Alcon in favor of better reward-to-risk opportunities. UPS is the world’s largest package delivery company and a leading global provider of specialized transportation and logistics services. The Fund sold its position in UPS in January 2019 because UPS had approached Fund management’s estimate of intrinsic value. As a result of the company’s substantial appreciation following its elimination from the Fund’s portfolio, UPS was among the lowest contributors to the Fund’s performance for the year. The Fund used the proceeds from the sale of UPS to initiate a position in Nvidia Corporation, the world leader in visual computing that enables computers to produce and utilize highly realistic three-dimensional graphic imagery and models. Nvidia ultimately returned 62% for the year and was a top ten contributor to the Fund’s performance.

With respect to Facebook, a Fund holding since its IPO in 2012, the social media company reported strong and above-expectation growth in revenue. Despite reporting in July that it had reached a $5 billion settlement with the U.S. Federal Trade Commission (FTC) regarding its privacy practices and that the FTC has also opened an antitrust investigation, Facebook continued to grow its global user base, and user engagement remained solid. In addition, demand from advertisers remained robust, and the company grew its average revenue per user throughout the year. With respect to Alibaba, the China e-commerce and consumer-engagement platform provider reported fundamentally strong results during the period. Alibaba’s revenue growth was in the mid double digits, well above Fund management’s estimates. Alibaba continued to execute well on its business model, allowing it to expand its already dominant market position and to invest in an effort to strengthen its competitive advantages.

Subadviser outlook

The Fund’s investment process is characterized by bottom-up, fundamental research and a long-term investment time horizon. This process is designed to lead to a lower-turnover portfolio, where sector positioning is the result of stock selection. At year-end, the Fund was overweight, relative to the benchmark, in the consumer staples, consumer discretionary, health care, energy, and financials sectors – and underweight in the information technology, industrials, and communication services sectors. The Fund held no positions in the real estate or materials sectors. Fund management remains committed to its long-term investment approach to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value.

MML Large Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Large Cap Growth Fund Largest Holdings (% of Net Assets) on 12/31/19

Visa, Inc. Class A	6.7%
Amazon.com, Inc.	6.0%
Alibaba Group Holding Ltd. Sponsored ADR	5.8%
Facebook, Inc. Class A	5.8%
Autodesk, Inc.	4.4%
Oracle Corp.	4.3%
Microsoft Corp.	4.1%
Monster Beverage Corp.	3.5%
Regeneron Pharmaceuticals, Inc.	3.1%
NVIDIA Corp.	3.1%

46.8%

MML Large Cap Growth Fund Sector Table (% of Net Assets) on 12/31/19

Consumer, Non-cyclical	29.2%
Communications	27.5%
Technology	21.3%
Financial	9.1%
Consumer, Cyclical	5.3%
Industrial	5.2%
Energy	1.7%

Total Long-Term Investments	99.3%
Short-Term Investments and Other Assets and Liabilities	0.7%

Net Assets	100.0%

MML Large Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2019)

	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	05/01/2006	31.99%	12.52%	13.34%
Service Class	08/15/2008	31.66%	12.23%	13.04%
Russell 1000 Growth Index		36.39%	14.63%	15.22%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Managed Volatility Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Managed Volatility Fund and who is the Fund’s subadviser?

The Fund seeks to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments. Under normal circumstances, the Fund invests in a broadly diversified portfolio of common stocks, while also selling index call options and purchasing index put options. The Fund’s stock portfolio will have approximately 500 stocks, and seeks to duplicate the investment composition and return of the S&P 500® Index* (the “Index”) by holding each stock included in the Index in approximately the same proportion as each stock’s relative weighting in the Index. The Fund’s subadviser is Gateway Investment Advisers, LLC (Gateway).

How did the Fund perform during the 12 months ended December 31, 2019?

The Fund’s Initial Class shares returned 11.90%, underperforming, by a wide margin, the 31.49% return of the Index, which measures the performance of 500 widely held stocks in the U.S. equity market. The Index is the Fund’s benchmark. The Fund outperformed the 8.72% return of the Bloomberg Barclays U.S. Aggregate Bond Index, which measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS).

For a discussion on the economic and market environment during the 12-month period ended December 31, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2019, the Fund underperformed its benchmark, which Fund management generally expects in periods when the market has a strong advance combined with below-average implied volatility levels. The Fund’s two-part option strategy aims to consistently reduce risk and deliver equity market participation during market advances, while mitigating losses during market declines. The Fund returned 5.50% and 3.47% during the strong equity market advances of the first and fourth quarters, respectively – as compared to the Index’s first quarter return of 13.65% and fourth quarter return of 9.07% – generating the majority of the Fund’s underperformance for the year during those two time frames.

The Fund’s equity portfolio returned 31.74% in 2019, a performance differential of positive 0.25% versus the Index. Consistent with its investment objective, the measured risk of the Fund was low relative to the U.S. equity market, as its standard deviation of daily returns for 2019 was 5.81% versus 12.47% for the Index.

Subadviser outlook

If current market and economic trends continue in 2020, Fund management believes that both the equity bull market and the U.S. economic expansion could be poised to enter their 12th consecutive year in March and July, respectively. While the economic expansion has already set a record for duration, the equity market begins 2020 just one and one-half years shy of the longest bull market on record. In Fund management’s view, a continuation of economic expansion, the equity bull market, and the low volatility trend is uncertain due to several potential threats, including domestic politics, geopolitical tensions, and monetary policy challenges.

Fund management’s investment philosophy is informed by its long history and maintains that the U.S. equity market is the most reliable source of attractive long-term returns, despite its high volatility relative to other asset classes and tendency to periodically deliver significant short-term losses. Their investment philosophy also holds that consistency is key to long-term success and that generating cash flow with index options, rather than by seeking to forecast the market, can be a lower-risk means to participate in equity markets. By staying true to this philosophy and continuing to manage strategies consistent with the firm’s historical approach, Fund management aims to assist Fund shareholders in managing risk while pursuing long-term returns in an uncertain environment.

* The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by MML Advisers. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MML Advisers. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

MML Managed Volatility Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Managed Volatility Fund Largest Holdings (% of Net Assets) on 12/31/19

Apple, Inc.	4.4%
Microsoft Corp.	4.4%
Amazon.com, Inc.	2.8%
Facebook, Inc. Class A	1.8%
Berkshire Hathaway, Inc. Class B	1.6%
JP Morgan Chase & Co.	1.6%
Alphabet, Inc. Class A	1.5%
Alphabet, Inc. Class C	1.4%
Johnson & Johnson	1.4%
Visa, Inc. Class A	1.2%

22.1%

MML Managed Volatility Fund Sector Table (% of Net Assets) on 12/31/19

Consumer, Non-cyclical	21.3%
Technology	18.2%
Financial	17.5%
Communications	14.2%
Industrial	8.5%
Consumer, Cyclical	8.2%
Energy	4.2%
Utilities	3.2%
Basic Materials	2.1%
Mutual Funds	0.1%

Total Long-Term Investments	97.5%
Short-Term Investments and Other Assets and Liabilities	2.5%

Net Assets	100.0%

MML Managed Volatility Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2019)

	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	05/01/2000	11.90%	4.43%	6.44%
Service Class	08/15/2008	11.62%	4.17%	6.18%
S&P 500 Index*		31.49%	11.70%	13.56%
Bloomberg Barclays U.S. Aggregate Bond Index		8.72%	3.05%	3.75%

* Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Mid Cap Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Mid Cap Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of mid-capitalization companies that the Fund’s subadviser believes offer the potential for above-average earnings growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the subadviser expects to grow at a faster rate than the average company. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price). Effective January 7, 2020, Wellington Management Company LLP was added as a subadviser of the Fund.

How did the Fund perform during the 12 months ended December 31, 2019?

The Fund’s Initial Class shares returned 31.30%, underperforming the 35.47% return of the Russell Midcap® Growth Index (the “benchmark”), which measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Fund outperformed, by a wide margin, the 26.20% return of the S&P MidCap 400® Index, which measures the performance of mid-sized U.S. companies, reflecting the distinctive risk and return characteristics of this market segment. It comprises stocks in the middle capitalization range, covering approximately 7% of the U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2019, broadly speaking, sector allocation detracted from the Fund’s performance. At the sector level, energy, financials, and information technology detracted from benchmark-relative returns, while health care and materials aided relative results.

The energy sector was the largest detractor from the Fund’s relative performance, due to stock selection and an overweight position in the sector, relative to the benchmark. Shares of Fund holding Concho Resources fell over the summer, after experiments to test new spacing techniques for drilling failed, resulting in disappointing earnings and guidance. The failure translated into lower-than-expected productivity, sparking concern in the market about the quality of the company’s assets, and management’s ability to execute.

In financials, security selection weighed on relative results, driven by TD Ameritrade. Shares of this Fund holding were volatile over the period, falling precipitously in September before rebounding sharply in November to close out the year on a slightly positive note. Despite the recovery, TD Ameritrade’s shares failed to keep pace with the outperforming financials sector, and the Fund holding ultimately detracted from the Fund’s relative performance. The online broker industry was roiled by peer-driven fee compression, and shares of TD Ameritrade and others plummeted after competitor Charles Schwab announced a plan to take commissions to $0. (TD Ameritrade was highly exposed to fee-based commissions.) Information technology also hampered the Fund’s relative returns due to an underweight allocation to the sector, although favorable stock choices within the sector moderated the negative impact.

In contrast, the health care sector was the leading contributor to the Fund’s relative performance due to strong stock selection. Catalent, a provider of contract manufacturing services to the pharmaceutical industry, advanced on the April news that the Fund holding would acquire market-leading gene therapy contract development and manufacturing organization (CDMO) Paragon Bioservices in an all-cash transaction. The market viewed the acquisition favorably, as it would give Catalent access to high-quality assets with scarcity value in the fast-growing CDMO technologies space.

Security selection in materials also aided relative returns, although the positive impact was partially offset by an adverse overweight allocation. Within the sector, metal and glass containers manufacturer Ball Corp. was one Fund holding that drove the Fund’s relative performance.

Subadviser outlook

Fund management regards the Federal Reserve Board’s (the “Fed”) 2019 rate cuts as an extension of the extraordinary monetary easing that has afforded U.S. companies nearly cost-free financing for the past several years. As a result, they believe that many companies with weak business models or uncertain profitability prospects (that could have ordinarily gone out of business due to lack of available or affordable financing) have been bid up by risk-oblivious investors, putting off a potentially inevitable correction. Fund management cannot predict when the market’s exuberance will end, but does believe that caution is warranted and that the Fund’s fundamentals-based, valuation-sensitive approach to growth investing has the potential to reward investors in the long run.

MML Mid Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Mid Cap Growth Fund Largest Holdings (% of Net Assets) on 12/31/19

Teleflex, Inc.	2.6%
The Cooper Cos., Inc.	2.1%
Hologic, Inc.	2.0%
Microchip Technology, Inc.	1.7%
Ball Corp.	1.7%
IAC/InterActiveCorp	1.6%
Agilent Technologies, Inc.	1.6%
Global Payments, Inc.	1.5%
Willis Towers Watson PLC	1.4%
Norwegian Cruise Line Holdings Ltd.	1.4%

17.6%

MML Mid Cap Growth Fund Sector Table (% of Net Assets) on 12/31/19

Consumer, Non-cyclical	30.0%
Industrial	19.1%
Consumer, Cyclical	15.5%
Technology	13.1%
Financial	8.2%
Communications	3.3%
Energy	2.4%
Basic Materials	2.1%
Utilities	2.0%

Total Long-Term Investments	95.7%
Short-Term Investments and Other Assets and Liabilities	4.3%

Net Assets	100.0%

MML Mid Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2019)

	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	05/01/2006	31.30%	12.72%	15.03%
Service Class	08/15/2008	31.01%	12.44%	14.74%
Russell Midcap Growth Index*		35.47%	11.60%	14.24%
S&P MidCap 400 Index		26.20%	9.03%	12.72%

* Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Mid Cap Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Mid Cap Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth. Income is a secondary objective. The Fund invests primarily in equity securities of mid-capitalization companies that the Fund’s subadviser believes offer prospects for long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of medium-size companies. The Fund’s subadviser is American Century Investment Management, Inc. (American Century).

How did the Fund perform during the 12 months ended December 31, 2019?

The Fund’s Initial Class shares returned 29.13%, outperforming the 27.06% return of Russell Midcap® Value Index (the “benchmark”), which measures the performance of the mid-cap value segment of the U.S. equity universe. It includes Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

During the year ended December 31, 2019, growth stocks outperformed their value counterparts. According to the FTSE Russell indexes, mid-cap stocks outperformed small-cap issues, but underperformed large caps.

During the period, stock selection fueled the Fund’s relative outperformance. In the health care sector, Fund holding Zimmer Biomet Holdings was a top contributor. Stock selection among food products companies also lifted relative performance in the consumer staples sector. On the other hand, stock selection in the financials sector, and especially in the insurance industry, detracted from relative performance.

Among other contributors to the Fund’s full-year performance were two Fund holdings: Applied Materials and Hubbell. Applied Materials, a semiconductor company, had a strong year, as it delivered solid financial results despite an uncertain global economic environment. Fund management trimmed the position as the stock appreciated, but retained it in the Fund’s portfolio on the belief that Applied Materials remains well positioned. This was supported by greenfield investments, a type of foreign direct investment, and market share gain from its new tool offerings. Hubbell, a high-quality industrials company, reported solid results with continued strength in electrical transmission and distribution.

Fund holdings that were key detractors from full-year performance included EQT and MSC Industrial Direct. During the year, weak gas prices hurt the share price of natural gas producer EQT. The Fund exited its position in EQT in the third quarter, as Fund management identified more attractive investment opportunities elsewhere. MSC Industrial Direct, one of the largest industrial equipment distributors in the world, lost value as well, as its stock price fell in the second quarter after the company reported disappointing organic growth and guidance as demand for its industrial products continued to decelerate. Fund management reduced the Fund’s position in the stock in the fourth quarter.

The Fund is permitted to use derivative instruments. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. The Fund’s use of currency hedges in 2019 detracted from its full-year performance.

Subadviser outlook

The Fund invests in companies where Fund management believes the valuation does not reflect the quality and normal earnings power of the company. The investment process is based on individual security selection, but broad themes have emerged. For example, Fund management has identified what it sees as select opportunities in the industrials sector, where companies have underperformed due to concerns such as tariffs, input cost pressure, and operational execution. While the Fund held an overweight allocation to industrials, relative to the benchmark, at year end, Fund management has avoided names within the sector that it believes are lower quality. As of December 31, 2019, the Fund had a notable overweight allocation to health care, as Fund management found what it believes to be attractive opportunities within the sector due to increased political rhetoric and company-specific issues. Within the sector, the vast majority of Fund holdings are in the health care providers and services as well as the health care equipment and supplies industries.

Fund management believes that real estate remains overvalued, and that real estate stocks remain expensive relative to their historical valuation and to other areas of the equity market. Therefore, the Fund holds only a limited number of higher-quality real estate stocks that, in Fund management’s view, offer compelling valuations.

MML Mid Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Mid Cap Value Fund Largest Holdings (% of Net Assets) on 12/31/19

iShares Russell Mid-Cap Value ETF	3.1%
Zimmer Biomet Holdings, Inc.	2.9%
Truist Financial Corp.	2.5%
Northern Trust Corp.	2.5%
Xcel Energy, Inc.	2.0%
Weyerhaeuser Co.	1.9%
Emerson Electric Co.	1.9%
Hubbell, Inc.	1.6%
Comerica, Inc.	1.6%
Ameriprise Financial, Inc.	1.6%

21.6%

MML Mid Cap Value Fund Sector Table (% of Net Assets) on 12/31/19

Financial	27.5%
Consumer, Non-cyclical	17.1%
Industrial	15.7%
Consumer, Cyclical	13.5%
Utilities	10.1%
Technology	5.4%
Energy	4.9%
Mutual Funds	3.1%
Basic Materials	1.0%
Communications	0.7%

Total Long-Term Investments	99.0%
Short-Term Investments and Other Assets and Liabilities	1.0%

Net Assets	100.0%

MML Mid Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2019)

	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	05/01/2006	29.13%	8.79%	12.44%
Service Class	08/15/2008	28.90%	8.53%	12.15%
Russell Midcap Value Index		27.06%	7.62%	12.41%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Small Cap Growth Equity Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies that the Fund’s subadviser believes offer potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadviser is Wellington Management Company LLP (Wellington Management).

How did the Fund perform during the 12 months ended December 31, 2019?

The Fund’s Initial Class shares returned 34.32%, substantially outperforming the 28.48% return of the Russell 2000 Growth Index (the “benchmark”), which measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Fund’s 34.32% return outperformed, by a wide margin, the 25.52% return of the Russell 2000 Index, which measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2019, strong stock selection in the health care, industrials, and information technology sectors primarily drove the Fund’s positive absolute and relative returns. These results were slightly offset by weaker stock selection in the energy and materials sectors. Sector allocation, which results from the Fund’s bottom-up stock selection process, also contributed during the period, driven by the Fund’s underweight allocation, relative to the benchmark, to the energy and communication services sectors, and its overweight stake in the industrials sector.

Fund holdings that were top individual contributors to relative performance during the period included Insulet (health care) and Lattice Semiconductor (information technology). Shares of Insulet, a medical device maker, rose after the company reported quarterly earnings that exceeded both management guidance and market expectations, as all three of its revenue segments outperformed. Notably, adoption rates of the company’s Omnipod DASH system showed signs of growth. Shares of Lattice Semiconductor, a manufacturer of high-performance programmable logic devices, rose throughout the year on the back of strong quarterly results and top-line growth.

Fund holdings that were top relative detractors for the period included 2U (information technology) and Tenneco (consumer discretionary). Shares of the education technology company 2U – which enables the online delivery of university graduate programs and non-degree offerings – declined, as the company lowered guidance for the full year due to a slowdown in revenue growth for its graduate program segment. Tenneco is one of the world’s largest designers, manufacturers, and marketers of clean air and ride performance products and systems for automotive, commercial truck, and off-highway equipment. The company’s shares declined after experiencing consecutive fourth-quarter 2018 and first-quarter 2019 earnings misses, and margin and leverage views that fell short of expectations. Fund management eliminated both Fund holdings from the portfolio in the period.

Subadviser outlook

After a volatile end to 2018, equities rebounded in 2019 in response to a more accommodative U.S. Federal Reserve Board, a strong U.S. consumer, and progress in the U.S.-China trade discussions. This rally led to higher valuations across most equities, including those in the small-cap space. While Fund management does not believe prices or valuations are unsustainable, in their view it is as important as ever to focus on companies with strong balance sheets, quality management teams, and a competitive edge. They believe that the risks of higher interest rates and geopolitical tension remain – which, in Fund management’s view, warrants building resiliency into the portfolio through the Fund’s bottom-up stock selection.

At the end of the period, the Fund’s largest overweight stakes were in the consumer discretionary and financials sectors and its largest underweight allocations were to the industrials, utilities, and consumer staples sectors. The most notable shifts in positioning include increased exposures to the consumer discretionary and industrials sectors, and decreased exposure to health care.

MML Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Small Cap Growth Equity Fund Largest Holdings (% of Net Assets) on 12/31/19

Rexnord Corp.	1.7%
Tower Semiconductor Ltd.	1.7%
Omnicell, Inc.	1.6%
Skyline Champion Corp.	1.5%
Advanced Drainage Systems, Inc.	1.4%
Amedisys, Inc.	1.3%
Globus Medical, Inc. Class A	1.3%
Performance Food Group Co.	1.2%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1.2%
McGrath RentCorp	1.2%

14.1%

MML Small Cap Growth Equity Fund Sector Table (% of Net Assets) on 12/31/19

Consumer, Non-cyclical	25.9%
Financial	19.8%
Industrial	16.4%
Consumer, Cyclical	15.2%
Technology	14.2%
Mutual Funds	3.2%
Communications	2.8%
Basic Materials	2.6%
Energy	2.1%
Utilities	0.5%

Total Long-Term Investments	102.7%
Short-Term Investments and Other Assets and Liabilities	(2.7)%

Net Assets	100.0%

MML Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2019)

	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	05/03/1999	34.32%	10.92%	13.25%
Service Class	08/15/2008	33.99%	10.64%	12.97%
Russell 2000 Growth Index*		28.48%	9.34%	13.01%
Russell 2000 Index		25.52%	8.23%	11.83%

* Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Small Company Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Small Company Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in equity securities that the Fund’s subadviser believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2019?

The Fund’s Class II shares returned 25.54%, outperforming the 22.39% return of the Russell 2000 Value Index (the “benchmark”), which measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Fund modestly outperformed the 25.52% return of the Russell 2000 Index, which measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2019, stock selection aided the Fund’s benchmark-relative outperformance. The industrial and business services sector was the leading contributor, primarily due to stock selection, led by Triumph Group, which is a global supplier of aerospace components and systems. The Fund holding is a rollup of several acquisitions whose customers include aircraft manufacturers and airlines.

The energy sector also contributed to the Fund’s relative returns, due to favorable stock selection coupled with an underweight position, relative to the benchmark. Within the sector, two Fund holdings, International Seaways and WPX Energy, drove performance. The latter is an oil and natural gas producer with assets in the Delaware portion of the Permian Basin and in the Williston Basin in North Dakota. WPX Energy posted solid quarterly results and has been executing well, divesting some high-cost gas assets and improving its balance sheet.

Communication services also aided the Fund’s performance during the period, due to specific Fund holdings within the sector, such as Cable One. Cable One is a fully integrated provider of high-speed internet, cable television, and telephony services. Its shares rose on solid quarterly results and positive investor sentiment toward the recent acquisitions of Clearwave and Fidelity Communications, which are expected to generate significant synergies.

On the other side of the ledger, stock selection in the information technology sector weighed on the Fund’s relative performance, driven by Fund holding Littelfuse, a Chicago-based multinational electronic manufacturing company. Additionally, Fund holdings in the financials sector detracted from relative results for the period, due to less-than-favorable stock choices. For example, shares of Green Dot, the leading provider of general-purpose reloadable cards in the U.S., plunged following a 20% cut to forward guidance in order to fund a marketing campaign for a new direct bank.

Subadviser outlook

For Fund management, the long duration of the current bull market is not a particular concern. Their view is that, rather than dying of old age, bull markets often succumb to one of four ills: an economic downturn, regulatory or policy uncertainty, Federal Reserve Board (the “Fed”) policy errors, or valuation excess. On balance, Fund management believes that current signals suggest slightly positive returns for the market in 2020, with a highly accommodative Fed likely having the potential to offset any significant volatility caused by the regulatory and political environment. Nevertheless, they believe that the possibility of extreme outcomes in either a negative or positive direction appears higher than in recent years.

MML Small Company Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Small Company Value Fund Largest Holdings (% of Net Assets) on 12/31/19

Belden, Inc.	1.6%
Cable One, Inc.	1.5%
Home BancShares, Inc.	1.5%
Strategic Education, Inc.	1.4%
Littelfuse, Inc.	1.4%
WSFS Financial Corp.	1.3%
FTI Consulting, Inc.	1.3%
Triumph Group, Inc.	1.3%
ONE Gas, Inc.	1.2%
PNM Resources, Inc.	1.2%

13.7%

MML Small Company Value Fund Sector Table (% of Net Assets) on 12/31/19

Financial	36.4%
Consumer, Non-cyclical	15.1%
Industrial	14.9%
Consumer, Cyclical	8.3%
Utilities	5.9%
Energy	5.6%
Technology	4.7%
Basic Materials	3.7%
Communications	3.4%
Mutual Funds	0.7%
Diversified	0.1%

Total Long-Term Investments	98.8%
Short-Term Investments and Other Assets and Liabilities	1.2%

Net Assets	100.0%

MML Small Company Value Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS II

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2019)

	Inception Date of Class	1 Year	5 Years	10 Years
Class II	02/27/2009	25.54%	8.88%	10.78%
Service Class I	02/27/2009	25.26%	8.60%	10.50%
Russell 2000 Value Index*		22.39%	6.99%	10.56%
Russell 2000 Index		25.52%	8.23%	11.83%

* Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Small/Mid Cap Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Small/Mid Cap Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return by investing primarily in securities that the Fund’s subadviser believes to be undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of small- and mid-cap companies. The Fund’s subadviser is AllianceBernstein L.P. (AllianceBernstein).

How did the Fund perform during the 12 months ended December 31, 2019?

The Fund’s Initial Class Shares returned 20.28%, significantly underperforming the 23.56% return of the Russell 2500TM Value Index (the “benchmark), which measures the performance of the small- to mid-cap value segment of the U.S. equity universe. It includes Russell 2500 Index companies with lower price-to-book and lower forecasted growth values.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2019, smaller-cap stocks lagged their larger-cap counterparts. Within small-cap markets, investors continued to favor growth and stability. Despite brief periods of outperformance, value stocks nevertheless significantly trailed their growth peers for the year.

In the Fund, overall stock selection detracted, primarily owing to Fund holdings in the industrials, materials, and technology sectors. Overweight positions, relative to the benchmark, in the consumer staples and consumer discretionary sectors also detracted. An overweight position in technology and an underweight position in utilities contributed, as did stock selection in consumer staples, consumer discretionary, and utilities.

Fund holdings that were detractors from performance included Cooper Standard, which declined after the auto supplier missed third-quarter earnings expectations and gave disappointing 2019 guidance on revenue and cash flow. The shortfall was driven by continued weakness in Asia. Commvault Systems, a data protection and information management software company, was another Fund holding that detracted after reporting disappointing first-quarter revenues. The company hired a new CEO who is focused on bolstering the company’s products and marketing strategy. Oil pressure pumping services company RPC was another Fund holding that lagged during the year. The company reported disappointing earnings amid weak demand for its services and resultant lower spot pricing for pressure pumping services, as oil exploration and production companies cut back on their capital expenditure budgets.

Fund holdings that contributed to full-year performance included Cypress Semiconductor, which rose after reporting better-than-expected earnings guidance and positive commentary on order and revenue patterns. Cypress shares also benefited when the company announced it would be acquired by Infineon, a competing semiconductor producer. Sun Communities contributed, as the manufactured housing real estate investment trust reported second-quarter results that beat expectations and raised guidance for 2019. The Fund holding benefited from stronger-than-expected revenue growth. Masonite International was another Fund holding that rose after beating expectations for its third-quarter earnings. Investors were also encouraged by the door manufacturer’s plan to increase prices early in 2020.

Subadviser outlook

Growth stocks and those with perceived lower volatility have seen their valuation multiples expand dramatically over the past three years. Value stocks, in contrast, have lagged, despite strong growth in revenues and cash flow.

Fund management believes that, within value stocks, an opportunity has emerged. While Fund management believes it is true that some value stock profits will fall victim to the economic cycle or technological disruption, their view is that this will not be the case for others, and that many remain in strong competitive positions. It is in these high-quality value stocks that Fund management sees significant potential. Fund management’s view is that those companies have the business models and balance-sheet strengths to navigate troubled waters and generate compelling free cash flow, which Fund management expects the market could recognize over time.

MML Small/Mid Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Small/Mid Cap Value Fund Largest Holdings (% of Net Assets) on 12/31/19

US Foods Holding Corp.	1.7%
Zions Bancorp NA	1.7%
Reinsurance Group of America, Inc.	1.6%
Nomad Foods Ltd.	1.6%
Alliant Energy Corp.	1.5%
NCR Corp.	1.5%
BankUnited, Inc.	1.5%
Everest Re Group Ltd.	1.5%
Masonite International Corp.	1.4%
Associated Banc-Corp.	1.4%

15.4%

MML Small/Mid Cap Value Fund Sector Table (% of Net Assets) on 12/31/19

Financial	34.6%
Consumer, Cyclical	16.4%
Industrial	13.6%
Technology	11.5%
Consumer, Non-cyclical	9.1%
Energy	4.7%
Utilities	3.9%
Basic Materials	3.2%
Communications	1.1%
Mutual Funds	0.3%

Total Long-Term Investments	98.4%
Short-Term Investments and Other Assets and Liabilities	1.6%

Net Assets	100.0%

MML Small/Mid Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2019)

	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	05/01/2006	20.28%	6.53%	11.23%
Service Class	08/15/2008	19.98%	6.26%	10.95%
Russell 2500 Value Index		23.56%	7.18%	11.25%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Total Return Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Total Return Bond Fund, and who is the Fund’s subadviser?

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s, BBB- or higher by Fitch, or A-2 by S&P, P-2 by Moody’s, or F-2 by Fitch for short-term debt obligations, or, if unrated, determined by the Fund’s subadviser to be of comparable quality). The Fund’s subadviser is Metropolitan West Asset Management, LLC (MetWest).

How did the Fund perform during the 12 months ended December 31, 2019?

The Fund’s Class II shares returned 8.91%, outperforming the 8.72% return of the Bloomberg Barclays U.S. Aggregate Bond Index (the “benchmark”), which measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS).

For a discussion on the economic and market environment during the 12-month period ended December 31, 2019, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Volatility eased in 2019 on the dovish pivot by the Federal Reserve Board (the “Fed”) – with the central bank reducing rates by 0.25% for the first time since 2007 – in July, with the impetus being weak global data (especially in manufacturing) and persistently low cost pressures. The Fed instituted two more interest rate cuts in September and October. Toward the end of 2019, sentiments improved, as progress was made in trade negotiations with a phase one deal agreed to by the U.S. and China, while election results in the U.K. portended well for Brexit. (“Brexit” – an abbreviation for “British exit” – refers to the United Kingdom’s referendum to leave the European Union.) In addition, the Fed telegraphed its intent to hold steady on rates and accommodate as needed. Against this backdrop, the S&P 500® Index soared over 30%, while the fall in U.S. Treasury yields modestly retraced to end the year and the yield curve steepened, assuaging recession fears from curve inversion earlier in the year. The yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates.

For the year ended December 31, 2019, issue selection among investment-grade corporates (favoring consumer non-cyclicals and financials, particularly food and beverage, pharmaceuticals, finance companies, and health care real estate investment trusts), bolstered Fund returns. Further contributing was the Fund’s allocation to high-yield corporates, as yield spreads in the sector compressed. Additionally, issue selection in non-agency MBS helped drive the Fund’s performance, as that sector continued to benefit from solid demand and still generally favorable housing fundamentals (i.e. steady, albeit slowing, home price appreciation). (Non-agency securities are issued and/or guaranteed by entities other than government agencies.) Finally, the Fund’s duration profile contributed on the margin, with the position shortening from slightly long the benchmark to a neutral stance during the year, then returning to a longer profile to end 2019. (Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.)

On the downside, as credit spreads – the difference in yields between nearly identical bonds with comparable maturities but different quality ratings – compressed amid investors’ bid for yield, the Fund’s underweight to the corporate sector proved to be a drag on performance.

During the year, the Fund’s use of derivatives to manage duration and yield curve had no material impact on performance. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both.

Subadviser outlook

Despite the Fed’s willingness to support markets, monetary policy has limits, particularly in the face of late-cycle challenges, such as corporate credit leverage, ongoing trade uncertainty, U.S. elections, and other downside risks. In Fund management’s view, the Fed’s dovish policy does not alter the underlying fundamental picture, and is unlikely to serve as a catalyst for a broader, sustained rebound in economic activity, particularly against a precarious global backdrop rife with uncertainty and studded with important elections.

Notably, Fund management believes that fear of recession still tops the list of U.S. business executives’ concerns, reflecting the uncertain environment going forward and standing at odds with the heady 2019 market returns. As such, the Fund continues to be positioned defensively, with minimal exposure to what Fund management views to be the more vulnerable issuers and industries, while favoring higher-quality, senior bonds. That said, the Fund remains agile to expand the risk budget when Fund management views long-term expected returns to be more favorable.

MML Total Return Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Total Return Bond Fund Portfolio Characteristics (% of Net Assets) on 12/31/19

U.S. Government Agency Obligations and Instrumentalities	32.2%
U.S. Treasury Obligations	27.9%
Corporate Debt	22.6%
Non-U.S. Government Agency Obligations	14.2%
Mutual Funds	4.7%
Municipal Obligations	1.3%
Bank Loans	0.3%
Sovereign Debt Obligations	0.1%

Total Long-Term Investments	103.3%
Short-Term Investments and Other Assets and Liabilities	(3.3)%

Net Assets	100.0%

MML Total Return Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS II

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2019)

	Inception Date of Class	1 Year	5 Years	Since Inception 08/10/2010	Since Inception 05/01/2012
Class II	08/10/2010	8.91%	2.86%	3.05%
Service Class I	05/01/2012	8.65%	2.61%		2.66%
Bloomberg Barclays U.S. Aggregate Bond Index		8.72%	3.05%	3.27%	2.84%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Blue Chip Growth Fund – Portfolio of Investments

December 31, 2019

	Number of Shares	Value
EQUITIES — 99.7%

COMMON STOCK — 99.7%
Basic Materials — 0.7%
Chemicals — 0.7%
Air Products & Chemicals, Inc.	1,537	$361,179
Linde PLC	7,020	1,494,558
The Sherwin-Williams Co.	1,968	1,148,407

		3,004,144

		3,004,144

Communications — 32.4%
Internet — 32.4%
Alibaba Group Holding Ltd. Sponsored ADR (a)	90,386	19,170,871
Alphabet, Inc. Class A (a)	4,051	5,425,869
Alphabet, Inc. Class C (a)	17,382	23,240,082
Amazon.com, Inc. (a)	20,970	38,749,205
Booking Holdings, Inc. (a)	3,205	6,582,205
Facebook, Inc. Class A (a)	137,887	28,301,307
IAC/InterActiveCorp (a)	11,270	2,807,470
Match Group, Inc. (a) (b)	8,364	686,768
Netflix, Inc. (a)	19,894	6,437,101
Spotify Technology SA (a)	6,591	985,684
Tencent Holdings Ltd.	209,200	10,091,503
Trip.com Group Ltd. (a)	19,756	662,616

		143,140,681

Telecommunications — 0.0%
Motorola Solutions, Inc.	209	33,678

		143,174,359

Consumer, Cyclical — 6.6%
Airlines — 0.5%
United Airlines Holdings, Inc. (a)	26,965	2,375,347

Apparel — 0.7%
NIKE, Inc. Class B	25,353	2,568,512
VF Corp.	6,495	647,292

		3,215,804

Auto Manufacturers — 0.1%
Ferrari NV	2,742	453,911

Auto Parts & Equipment — 0.6%
Aptiv PLC	26,379	2,505,213

Leisure Time — 0.2%
Royal Caribbean Cruises Ltd.	7,627	1,018,281

Lodging — 1.3%
Hilton Worldwide Holdings, Inc.	21,463	2,380,461
Marriott International, Inc. Class A	12,406	1,878,641
Wynn Resorts Ltd.	8,843	1,228,027

		5,487,129

	Number of Shares	Value
Retail — 3.2%
Chipotle Mexican Grill, Inc. (a)	300	$251,133
Dollar General Corp.	33,094	5,162,002
Dollar Tree, Inc. (a)	9,595	902,410
Lululemon Athletica, Inc. (a)	8,464	1,960,855
Restaurant Brands International, Inc.	11,650	742,920
Ross Stores, Inc.	34,041	3,963,053
The TJX Cos., Inc.	10,913	666,348
Yum! Brands, Inc.	3,961	398,992

		14,047,713

		29,103,398

Consumer, Non-cyclical — 21.2%
Agriculture — 0.0%
Philip Morris International, Inc.	122	10,381

Beverages — 0.0%
Constellation Brands, Inc. Class A	182	34,535

Biotechnology — 2.2%
Alexion Pharmaceuticals, Inc. (a)	14,177	1,533,242
Amgen, Inc.	194	46,768
Exact Sciences Corp. (a) (b)	7,100	656,608
Seattle Genetics, Inc. (a)	1,966	224,635
Vertex Pharmaceuticals, Inc. (a)	33,343	7,300,450

		9,761,703

Commercial Services — 5.8%
Ant International Co. Ltd., Class C (Acquired 6/07/18, Cost $775,038) (a) (c) (d) (e)	138,153	888,324
Automatic Data Processing, Inc.	3,550	605,275
Cintas Corp.	1,797	483,537
CoStar Group, Inc. (a)	3,157	1,888,833
Equifax, Inc.	5,363	751,464
FleetCor Technologies, Inc. (a)	7,773	2,236,447
Global Payments, Inc.	46,289	8,450,520
IHS Markit Ltd. (a)	7,078	533,327
PayPal Holdings, Inc. (a)	65,039	7,035,269
S&P Global, Inc.	9,320	2,544,826

		25,417,822

Health Care – Products — 5.7%
Abbott Laboratories	3,667	318,516
Boston Scientific Corp. (a)	1,477	66,790
Danaher Corp.	33,349	5,118,405
Intuitive Surgical, Inc. (a)	10,970	6,484,915
Stryker Corp.	37,269	7,824,254
Teleflex, Inc.	276	103,897
Thermo Fisher Scientific, Inc.	15,991	5,194,996

		25,111,773

Health Care – Services — 4.2%
Anthem, Inc.	14,820	4,476,085
Centene Corp. (a)	31,474	1,978,770

The accompanying notes are an integral part of the financial statements.

MML Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
HCA Healthcare, Inc.	13,493	$1,994,400
UnitedHealth Group, Inc.	29,509	8,675,056
WellCare Health Plans, Inc. (a)	4,487	1,481,652

		18,605,963

Pharmaceuticals — 3.3%
Becton Dickinson and Co.	22,484	6,114,973
Cigna Corp.	38,049	7,780,640
Zoetis, Inc.	5,054	668,897

		14,564,510

		93,506,687

Energy — 0.3%
Oil & Gas — 0.3%
Concho Resources, Inc.	5,553	486,276
Pioneer Natural Resources Co.	5,499	832,384

		1,318,660

		1,318,660

Financial — 10.8%
Banks — 0.6%
Citigroup, Inc.	1,614	128,943
The Goldman Sachs Group, Inc.	1,352	310,865
JP Morgan Chase & Co.	621	86,567
Morgan Stanley	32,964	1,685,120
State Street Corp.	7,963	629,873

		2,841,368

Diversified Financial Services — 8.5%
The Charles Schwab Corp.	34,772	1,653,756
Intercontinental Exchange, Inc.	27,179	2,515,416
Mastercard, Inc. Class A	47,979	14,326,050
TD Ameritrade Holding Corp.	50,807	2,525,108
Visa, Inc. Class A	87,612	16,462,295

		37,482,625

Insurance — 1.7%
American International Group, Inc.	11,244	577,154
Chubb Ltd.	5,782	900,026
Marsh & McLennan Cos., Inc.	14,197	1,581,688
Willis Towers Watson PLC	21,070	4,254,876

		7,313,744

Real Estate Investment Trusts (REITS) — 0.0%
American Tower Corp.	102	23,442

		47,661,179

Industrial — 4.8%
Aerospace & Defense — 3.0%
The Boeing Co.	29,991	9,769,868
L3 Harris Technologies, Inc.	6,867	1,358,773
Northrop Grumman Corp.	6,445	2,216,887

		13,345,528

Electronics — 0.4%
Agilent Technologies, Inc.	935	79,765

	Number of Shares	Value
Fortive Corp.	2,005	$153,162
Honeywell International, Inc.	7,763	1,374,051

		1,606,978

Machinery – Diversified — 0.6%
Roper Technologies, Inc.	8,050	2,851,551

Transportation — 0.8%
Canadian Pacific Railway Ltd.	4,088	1,042,236
Kansas City Southern	3,262	499,608
Norfolk Southern Corp.	3,957	768,172
Union Pacific Corp.	7,311	1,321,756
United Parcel Service, Inc. Class B	271	31,723

		3,663,495

		21,467,552

Technology — 22.6%
Computers — 2.6%
Apple, Inc.	38,827	11,401,549

Semiconductors — 2.9%
Advanced Micro Devices, Inc. (a)	28,000	1,284,080
Applied Materials, Inc.	30,274	1,847,925
Broadcom, Inc.	265	83,745
KLA Corp.	7,247	1,291,198
Lam Research Corp.	4,098	1,198,255
Marvell Technology Group Ltd.	69,727	1,851,949
Maxim Integrated Products, Inc.	7,709	474,181
Microchip Technology, Inc.	2,436	255,098
NVIDIA Corp.	12,525	2,947,132
QUALCOMM, Inc.	10,581	933,562
Texas Instruments, Inc.	4,989	640,039
Xilinx, Inc.	251	24,540

		12,831,704

Software — 17.1%
Atlassian Corp. PLC Class A (a)	2,920	351,393
DocuSign, Inc. (a)	11,227	832,033
Electronic Arts, Inc. (a)	9,703	1,043,170
Fidelity National Information Services, Inc.	52,478	7,299,165
Fiserv, Inc. (a)	61,518	7,113,326
Intuit, Inc.	31,056	8,134,498
Microsoft Corp.	139,794	22,045,514
Paycom Software, Inc. (a)	4,190	1,109,344
salesforce.com, Inc. (a)	50,763	8,256,094
ServiceNow, Inc. (a)	30,105	8,499,244
Splunk, Inc. (a)	22,979	3,441,565
Synopsys, Inc. (a)	3,120	434,304
Veeva Systems, Inc. Class A (a)	3,205	450,815
VMware, Inc. Class A (a) (b)	13,818	2,097,434
Workday, Inc. Class A (a)	26,839	4,413,674

		75,521,573

		99,754,826

The accompanying notes are an integral part of the financial statements.

MML Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Utilities — 0.3%
Electric — 0.3%
NextEra Energy, Inc.	163	$39,472
Sempra Energy	7,841	1,187,755

		1,227,227

TOTAL COMMON STOCK (Cost $261,190,159)		440,218,032

TOTAL EQUITIES (Cost $261,190,159)		440,218,032

MUTUAL FUNDS — 0.2%
Diversified Financial Services — 0.2%
State Street Navigator Securities Lending Prime Portfolio (f)	695,520	695,520

TOTAL MUTUAL FUNDS (Cost $695,520)		695,520

TOTAL LONG-TERM INVESTMENTS (Cost $261,885,679)		440,913,552

SHORT-TERM INVESTMENTS — 0.4%
Mutual Fund — 0.0%
T. Rowe Price Government Reserve Investment Fund,	1,070	1,070

	Principal Amount
Repurchase Agreement — 0.4%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/19, 0.800%, due 1/02/20 (g)	$2,019,009	2,019,009

TOTAL SHORT-TERM INVESTMENTS (Cost $2,020,079)		2,020,079

TOTAL INVESTMENTS — 100.3% (Cost $263,905,758) (h)		442,933,631

Other Assets/(Liabilities) — (0.3)%		(1,260,009)

NET ASSETS — 100.0%		$441,673,622

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2019, was $3,406,248 or 0.77% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The fund received $2,790,990 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Investment was valued using significant unobservable inputs.
(d)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2019, these securities amounted to a value of $888,324 or 0.20% of net assets.

(e)

Restricted security. Certain securities are restricted as to resale. At December 31, 2019, these securities amounted to a value of $888,324 or 0.20% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(f)	Represents investment of security lending cash collateral. (Note 2).
(g)

Maturity value of $2,019,099. Collateralized by U.S. Government Agency obligations with a rate of 2.875%, maturity date of 10/15/21, and an aggregate market value, including accrued interest, of $2,061,830.

(h)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	89.6%
Cayman Islands	6.8%
Ireland	1.3%
United Kingdom	0.6%
Bermuda	0.5%
Canada	0.4%
Liberia	0.2%
Luxembourg	0.2%
Switzerland	0.2%
Netherlands	0.1%

Total Long-Term Investments	99.9%
Short-Term Investments and Other Assets and Liabilities	0.1%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund – Portfolio of Investments

December 31, 2019

	Number of Shares	Value
EQUITIES — 98.4%

COMMON STOCK — 96.4%
Basic Materials — 4.1%
Chemicals — 3.0%
Akzo Nobel NV	7,885	$803,940
CF Industries Holdings, Inc.	98,900	4,721,486
Dow, Inc.	70,971	3,884,243
DuPont de Nemours, Inc.	71,005	4,558,521
PPG Industries, Inc.	4,000	533,960

		14,502,150

Forest Products & Paper — 0.9%
International Paper Co.	91,004	4,190,734

Iron & Steel — 0.2%
Nucor Corp.	17,100	962,388

		19,655,272

Communications — 7.3%
Media — 3.6%
Comcast Corp. Class A	124,015	5,576,955
Fox Corp. Class B	150,715	5,486,026
News Corp. Class A	298,386	4,219,178
The Walt Disney Co.	16,384	2,369,618

		17,651,777

Telecommunications — 3.7%
AT&T, Inc.	29,248	1,143,012
CenturyLink, Inc.	44,105	582,627
Cisco Systems, Inc.	117,314	5,626,379
Telefonica SA	267,960	1,872,840
Verizon Communications, Inc.	137,304	8,430,466

		17,655,324

		35,307,101

Consumer, Cyclical — 4.8%
Airlines — 1.4%
Alaska Air Group, Inc.	54,857	3,716,562
Delta Air Lines, Inc.	31,100	1,818,728
Southwest Airlines Co.	18,200	982,436

		6,517,726

Auto Manufacturers — 0.3%
PACCAR, Inc.	21,000	1,661,100

Lodging — 1.2%
Las Vegas Sands Corp.	71,900	4,963,976
MGM Resorts International	27,900	928,233

		5,892,209

Retail — 1.4%
Kohl’s Corp.	47,900	2,440,505
L Brands, Inc.	60,200	1,090,824
Walmart, Inc.	27,536	3,272,378

		6,803,707

	Number of Shares	Value
Toys, Games & Hobbies — 0.5%
Mattel, Inc. (a) (b)	167,200	$2,265,560

		23,140,302

Consumer, Non-cyclical — 20.9%
Agriculture — 2.2%
Bunge Ltd.	40,300	2,319,265
Philip Morris International, Inc.	98,900	8,415,401

		10,734,666

Biotechnology — 1.4%
Corteva, Inc.	61,305	1,812,176
Gilead Sciences, Inc.	72,740	4,726,645

		6,538,821

Commercial Services — 0.7%
Nielsen Holdings PLC	174,929	3,551,059

Foods — 3.5%
Conagra Brands, Inc.	197,339	6,756,887
Kellogg Co.	15,300	1,058,148
Tyson Foods, Inc. Class A	100,500	9,149,520

		16,964,555

Health Care – Products — 1.8%
Medtronic PLC	62,583	7,100,041
Zimmer Biomet Holdings, Inc.	11,200	1,676,416

		8,776,457

Health Care – Services — 1.4%
Anthem, Inc.	22,458	6,782,990

Household Products — 1.6%
Kimberly-Clark Corp.	55,387	7,618,482

Pharmaceuticals — 8.3%
AbbVie, Inc.	43,500	3,851,490
Allergan PLC	23,000	4,396,910
Becton Dickinson and Co.	6,213	1,689,749
Bristol-Myers Squibb Co.	33,000	2,118,270
CVS Health Corp.	108,441	8,056,082
GlaxoSmithKline PLC	73,966	1,740,109
Johnson & Johnson	73,949	10,786,941
Pfizer, Inc.	191,301	7,495,173

		40,134,724

		101,101,754

Energy — 8.7%
Oil & Gas — 6.5%
Chevron Corp.	13,286	1,601,096
Exxon Mobil Corp.	120,575	8,413,723
Hess Corp.	20,200	1,349,562
Occidental Petroleum Corp.	140,629	5,795,321
Pioneer Natural Resources Co.	18,800	2,845,756
Total SA	205,497	11,356,227

		31,361,685

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Pipelines — 2.2%
Equitrans Midstream Corp. (b)	35,624	$475,937
Targa Resources Corp.	34,900	1,424,967
TC Energy Corp.	160,881	8,576,566

		10,477,470

		41,839,155

Financial — 27.1%
Banks — 15.4%
Bank of America Corp.	13,277	467,616
The Bank of New York Mellon Corp.	28,400	1,429,372
Citigroup, Inc.	15,682	1,252,835
Fifth Third Bancorp	237,085	7,287,993
JP Morgan Chase & Co.	115,111	16,046,473
Morgan Stanley	182,600	9,334,512
Northern Trust Corp.	14,800	1,572,352
The PNC Financial Services Group, Inc.	33,800	5,395,494
State Street Corp.	99,300	7,854,630
US Bancorp	88,237	5,231,572
Wells Fargo & Co.	350,000	18,830,000

		74,702,849

Diversified Financial Services — 0.9%
Franklin Resources, Inc.	85,900	2,231,682
Raymond James Financial, Inc.	22,600	2,021,796

		4,253,478

Insurance — 7.3%
American International Group, Inc.	154,595	7,935,361
AXA Equitable Holdings, Inc.	106,877	2,648,412
Chubb Ltd.	59,319	9,233,595
Loews Corp.	74,480	3,909,455
Marsh & McLennan Cos., Inc.	19,700	2,194,777
MetLife, Inc.	132,270	6,741,802
Willis Towers Watson PLC	12,341	2,492,142

		35,155,544

Real Estate Investment Trusts (REITS) — 3.5%
Equity Residential	54,759	4,431,098
Rayonier, Inc.	111,741	3,660,635
SL Green Realty Corp.	33,221	3,052,346
Weyerhaeuser Co.	198,571	5,996,844

		17,140,923

		131,252,794

Industrial — 9.6%
Aerospace & Defense — 3.3%
The Boeing Co.	24,077	7,843,323
L3 Harris Technologies, Inc.	36,387	7,199,896
United Technologies Corp.	6,800	1,018,368

		16,061,587

	Number of Shares	Value
Building Materials — 0.8%
Johnson Controls International PLC	93,502	$3,806,467

Electrical Components & Equipment — 0.6%
Emerson Electric Co.	36,100	2,752,986

Electronics — 0.4%
nVent Electric PLC	52,800	1,350,624
TE Connectivity Ltd.	8,600	824,224

		2,174,848

Environmental Controls — 0.7%
Stericycle, Inc. (a)	52,602	3,356,534

Hand & Machine Tools — 0.4%
Snap-on, Inc.	12,600	2,134,440

Machinery – Diversified — 0.1%
Flowserve Corp.	5,564	276,920

Miscellaneous – Manufacturing — 1.8%
General Electric Co.	793,000	8,849,880

Transportation — 1.5%
United Parcel Service, Inc.	61,521	7,201,648

		46,615,310

Technology — 6.7%
Computers — 0.7%
Cognizant Technology Solutions Corp. Class A	41,520	2,575,070
Western Digital Corp.	15,000	952,050

		3,527,120

Semiconductors — 4.4%
Applied Materials, Inc.	60,000	3,662,400
NXP Semiconductor NV	10,600	1,348,956
QUALCOMM, Inc.	139,033	12,266,882
Texas Instruments, Inc.	31,973	4,101,816

		21,380,054

Software — 1.6%
Microsoft Corp.	47,028	7,416,316

		32,323,490

Utilities — 7.2%
Electric — 5.6%
CenterPoint Energy, Inc.	79,500	2,167,965
Edison International	84,293	6,356,535
Evergy, Inc.	3,027	197,027
NextEra Energy, Inc.	20,006	4,844,653
Sempra Energy	16,040	2,429,739
The Southern Co.	177,975	11,337,008

		27,332,927

Gas — 1.4%
NiSource, Inc.	248,906	6,929,543

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Water — 0.2%
Aqua America, Inc. Convertible	12,164	$758,426

		35,020,896

TOTAL COMMON STOCK (Cost $374,228,115)		466,256,074

PREFERRED STOCK — 2.0%
Consumer, Non-cyclical — 0.9%
Pharmaceuticals — 0.9%
Becton Dickinson and Co. Convertible 6.125%	63,549	4,159,918

Utilities — 1.1%
Electric — 1.1%
Sempra Energy Convertible 6.000%	22,022	2,643,080
Sempra Energy Convertible 6.750%	6,848	815,391
The Southern Co. Convertible 6.750%	36,765	1,981,634

		5,440,105

TOTAL PREFERRED STOCK (Cost $7,911,927)		9,600,023

TOTAL EQUITIES (Cost $382,140,042)		475,856,097

	Principal Amount
BONDS & NOTES — 0.2%

CORPORATE DEBT — 0.2%
Insurance — 0.2%
AXA SA Convertible 7.250% 5/15/21 (c)	$895,000	1,031,935

TOTAL CORPORATE DEBT (Cost $895,000)		1,031,935

TOTAL BONDS & NOTES (Cost $895,000)		1,031,935

	Number of Shares
MUTUAL FUNDS — 0.5%
Diversified Financial Services — 0.5%
State Street Navigator Securities Lending Prime Portfolio (d)	2,278,991	2,278,991

TOTAL MUTUAL FUNDS (Cost $2,278,991)		2,278,991

TOTAL LONG-TERM INVESTMENTS (Cost $385,314,033)		479,167,023

	Number of Shares	Value
SHORT-TERM INVESTMENTS — 1.5%
Mutual Fund — 0.0%
T. Rowe Price Government Reserve Investment Fund	1,070	$1,070

	Principal Amount
Repurchase Agreement — 1.5%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/19, 0.800%, due 1/02/20 (e)	$7,418,405	7,418,405

TOTAL SHORT-TERM INVESTMENTS (Cost $7,419,475)		7,419,475

TOTAL INVESTMENTS — 100.6% (Cost $392,733,508) (f)		486,586,498

Other Assets/(Liabilities) — (0.6)%		(2,928,286)

NET ASSETS — 100.0%		$483,658,212

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2019, was $2,670,251 or 0.55% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The fund received $463,934 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At December 31, 2019, the aggregate market value of these securities amounted to $1,031,935 or 0.21% of net assets.

(d)	Represents investment of security lending cash collateral. (Note 2).
(e)

Maturity value of $7,418,734. Collateralized by U.S. Government Agency obligations with a rate of 2.875%, maturity date of 10/15/21, and an aggregate market value, including accrued interest, of $7,568,612.

(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments

December 31, 2019

	Number of Shares	Value
EQUITIES — 99.4%

COMMON STOCK — 99.4%
Basic Materials — 2.1%
Chemicals — 1.7%
Air Products & Chemicals, Inc.	4,749	$1,115,967
Albemarle Corp. (a)	2,316	169,161
Celanese Corp.	2,582	317,896
CF Industries Holdings, Inc.	4,660	222,468
Dow, Inc.	16,087	880,441
DuPont de Nemours, Inc.	16,037	1,029,575
Eastman Chemical Co.	2,910	230,647
Ecolab, Inc.	5,447	1,051,217
FMC Corp.	2,771	276,601
International Flavors & Fragrances, Inc. (a)	2,330	300,617
Linde PLC	11,598	2,469,214
LyondellBasell Industries NV Class A	5,510	520,585
The Mosaic Co.	7,780	168,359
PPG Industries, Inc.	5,134	685,338
The Sherwin-Williams Co.	1,768	1,031,699

		10,469,785

Forest Products & Paper — 0.1%
International Paper Co.	8,396	386,636

Iron & Steel — 0.1%
Nucor Corp.	6,594	371,110

Mining — 0.2%
Freeport-McMoRan, Inc.	31,623	414,894
Newmont Goldcorp Corp.	17,593	764,416

		1,179,310

		12,406,841

Communications — 14.5%
Advertising — 0.1%
The Interpublic Group of Cos., Inc.	8,367	193,278
Omnicom Group, Inc.	4,700	380,794

		574,072

Internet — 9.0%
Alphabet, Inc. Class A (b)	6,478	8,676,568
Alphabet, Inc. Class C (b)	6,462	8,639,823
Amazon.com, Inc. (b)	9,005	16,639,799
Booking Holdings, Inc. (b)	905	1,858,626
CDW Corp.	3,143	448,946
eBay, Inc.	16,547	597,512
Expedia Group, Inc.	3,033	327,989
F5 Networks, Inc. (b)	1,304	182,104
Facebook, Inc. Class A (b)	52,032	10,679,568
Netflix, Inc. (b)	9,474	3,065,502
NortonLifeLock, Inc.	12,390	316,193
Twitter, Inc. (b)	16,827	539,305

	Number of Shares	Value
VeriSign, Inc. (b)	2,231	$429,869

		52,401,804

Media — 2.3%
Charter Communications, Inc. Class A (b)	3,392	1,645,391
Comcast Corp. Class A	98,187	4,415,469
Discovery, Inc. Class A (a) (b)	3,428	112,233
Discovery, Inc. Class C (b)	7,180	218,918
DISH Network Corp. Class A (b)	5,532	196,220
Fox Corp. Class A	7,672	284,401
Fox Corp. Class B	3,543	128,965
News Corp. Class A	8,355	118,140
News Corp. Class B	2,653	38,495
ViacomCBS, Inc. Class B	11,681	490,252
The Walt Disney Co.	38,979	5,637,533

		13,286,017

Telecommunications — 3.1%
Arista Networks, Inc. (b)	1,149	233,707
AT&T, Inc.	157,977	6,173,741
CenturyLink, Inc.	21,116	278,942
Cisco Systems, Inc.	91,748	4,400,234
Corning, Inc.	16,715	486,574
Juniper Networks, Inc.	7,177	176,770
Motorola Solutions, Inc.	3,716	598,796
T-Mobile US, Inc. (b)	6,862	538,118
Verizon Communications, Inc.	89,451	5,492,291

		18,379,173

		84,641,066

Consumer, Cyclical — 8.4%
Airlines — 0.4%
Alaska Air Group, Inc.	2,700	182,925
American Airlines Group, Inc. (a)	8,355	239,621
Delta Air Lines, Inc.	12,424	726,556
Southwest Airlines Co.	10,248	553,187
United Airlines Holdings, Inc. (b)	4,674	411,733

		2,114,022

Apparel — 0.7%
Capri Holdings Ltd. (b)	3,324	126,811
Hanesbrands, Inc.	7,900	117,315
NIKE, Inc. Class B	26,956	2,730,912
PVH Corp.	1,643	172,761
Ralph Lauren Corp.	1,064	124,722
Tapestry, Inc.	5,951	160,499
Under Armour, Inc. Class A (a) (b)	4,084	88,214
Under Armour, Inc. Class C (b)	4,186	80,288
VF Corp.	7,073	704,895

		4,306,417

Auto Manufacturers — 0.5%
Cummins, Inc.	3,304	591,284

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Ford Motor Co.	84,209	$783,143
General Motors Co.	27,273	998,192
PACCAR, Inc.	7,531	595,702

		2,968,321

Auto Parts & Equipment — 0.1%
Aptiv PLC	5,483	520,720
BorgWarner, Inc.	4,541	196,989

		717,709

Distribution & Wholesale — 0.3%
Copart, Inc. (b)	4,388	399,045
Fastenal Co.	12,369	457,034
LKQ Corp. (b)	6,584	235,049
W.W. Grainger, Inc.	937	317,193

		1,408,321

Entertainment — 0.0%
Live Nation Entertainment, Inc. (b)	3,048	217,841

Home Builders — 0.2%
D.R. Horton, Inc.	7,186	379,062
Lennar Corp. Class A	6,014	335,521
NVR, Inc. (b)	74	281,822
PulteGroup, Inc.	5,584	216,659

		1,213,064

Home Furnishing — 0.1%
Leggett & Platt, Inc.	2,855	145,120
Whirlpool Corp.	1,388	204,771

		349,891

Housewares — 0.0%
Newell Brands, Inc.	7,998	153,722

Leisure Time — 0.2%
Carnival Corp.	8,677	441,052
Harley-Davidson, Inc.	3,207	119,268
Norwegian Cruise Line Holdings Ltd. (b)	4,537	265,006
Royal Caribbean Cruises Ltd.	3,685	491,985

		1,317,311

Lodging — 0.5%
Hilton Worldwide Holdings, Inc.	6,135	680,433
Las Vegas Sands Corp.	7,360	508,134
Marriott International, Inc. Class A	5,867	888,440
MGM Resorts International	11,192	372,358
Wynn Resorts Ltd.	2,121	294,543

		2,743,908

Retail — 5.3%
Advance Auto Parts, Inc.	1,489	238,478
AutoZone, Inc. (b)	517	615,907
Best Buy Co., Inc.	4,935	433,293
CarMax, Inc. (b)	3,589	314,648
Chipotle Mexican Grill, Inc. (b)	555	464,596
Costco Wholesale Corp.	9,569	2,812,520

	Number of Shares	Value
Darden Restaurants, Inc.	2,664	$290,403
Dollar General Corp.	5,477	854,302
Dollar Tree, Inc. (b)	5,058	475,705
The Gap, Inc.	4,654	82,283
Genuine Parts Co.	3,098	329,101
The Home Depot, Inc.	23,593	5,152,239
Kohl’s Corp.	3,382	172,313
L Brands, Inc.	4,972	90,093
Lowe’s Cos., Inc.	16,538	1,980,591
Macy’s, Inc.	6,743	114,631
McDonald’s Corp.	16,284	3,217,881
Nordstrom, Inc. (a)	2,337	95,653
O’Reilly Automotive, Inc. (b)	1,641	719,185
Ross Stores, Inc.	7,817	910,055
Starbucks Corp.	25,538	2,245,301
Target Corp.	10,930	1,401,335
Tiffany & Co.	2,300	307,395
The TJX Cos., Inc.	26,294	1,605,512
Tractor Supply Co.	2,602	243,131
Ulta Salon Cosmetics & Fragrance, Inc. (b)	1,238	313,387
Walgreens Boots Alliance, Inc.	16,141	951,673
Walmart, Inc.	30,651	3,642,565
Yum! Brands, Inc.	6,559	660,688

		30,734,864

Textiles — 0.0%
Mohawk Industries, Inc. (b)	1,257	171,430

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	2,741	289,477

		48,706,298

Consumer, Non-cyclical — 21.8%
Agriculture — 0.9%
Altria Group, Inc.	40,424	2,017,562
Archer-Daniels-Midland Co.	11,949	553,836
Philip Morris International, Inc.	33,648	2,863,108

		5,434,506

Beverages — 1.8%
Brown-Forman Corp. Class B	3,967	268,169
The Coca-Cola Co.	83,402	4,616,301
Constellation Brands, Inc. Class A	3,641	690,880
Molson Coors Brewing Co. Class B	4,101	221,044
Monster Beverage Corp. (b)	8,188	520,347
PepsiCo, Inc.	30,120	4,116,501

		10,433,242

Biotechnology — 1.8%
Alexion Pharmaceuticals, Inc. (b)	4,794	518,471
Amgen, Inc.	12,848	3,097,267
Biogen, Inc. (b)	3,900	1,157,247
Corteva, Inc.	16,293	481,621
Gilead Sciences, Inc.	27,276	1,772,394
Illumina, Inc. (b)	3,163	1,049,294

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Incyte Corp. (b)	3,893	$339,937
Regeneron Pharmaceuticals, Inc. (b)	1,716	644,324
Vertex Pharmaceuticals, Inc. (b)	5,577	1,221,084

		10,281,639

Commercial Services — 2.0%
Automatic Data Processing, Inc.	9,345	1,593,322
Cintas Corp.	1,804	485,420
Equifax, Inc.	2,613	366,134
FleetCor Technologies, Inc. (b)	1,877	540,050
Gartner, Inc. (b)	1,952	300,803
Global Payments, Inc.	6,515	1,189,378
H&R Block, Inc. (a)	4,054	95,188
IHS Markit Ltd. (b)	8,725	657,429
MarketAxess Holdings, Inc.	815	308,975
Moody’s Corp.	3,497	830,223
Nielsen Holdings PLC	7,777	157,873
PayPal Holdings, Inc. (b)	25,429	2,750,655
Quanta Services, Inc.	3,083	125,509
Robert Half International, Inc.	2,599	164,127
Rollins, Inc.	2,936	97,358
S&P Global, Inc.	5,272	1,439,520
United Rentals, Inc. (b)	1,615	269,334
Verisk Analytics, Inc.	3,566	532,546

		11,903,844

Cosmetics & Personal Care — 1.6%
Colgate-Palmolive Co.	18,597	1,280,217
Coty, Inc. Class A	6,587	74,104
The Estee Lauder Cos., Inc. Class A	4,812	993,870
The Procter & Gamble Co.	53,905	6,732,735

		9,080,926

Foods — 1.3%
Campbell Soup Co.	3,670	181,371
Conagra Brands, Inc.	10,626	363,834
General Mills, Inc.	12,990	695,745
The Hershey Co.	3,244	476,803
Hormel Foods Corp. (a)	5,975	269,532
The J.M. Smucker Co.	2,485	258,763
Kellogg Co.	5,390	372,772
The Kraft Heinz Co.	13,453	432,245
The Kroger Co.	17,277	500,860
Lamb Weston Holdings, Inc.	3,204	275,640
McCormick & Co., Inc.	2,661	451,652
Mondelez International, Inc. Class A	31,057	1,710,620
Sysco Corp.	11,046	944,875
Tyson Foods, Inc. Class A	6,418	584,295

		7,519,007

Health Care – Products — 3.7%
Abbott Laboratories	38,183	3,316,575
ABIOMED, Inc. (b)	983	167,690
Baxter International, Inc.	10,992	919,151
Boston Scientific Corp. (b)	30,206	1,365,915

	Number of Shares	Value
The Cooper Cos., Inc.	1,078	$346,351
Danaher Corp.	13,817	2,120,633
Edwards Lifesciences Corp. (b)	4,521	1,054,704
Henry Schein, Inc. (b)	3,214	214,438
Hologic, Inc. (b)	5,858	305,846
IDEXX Laboratories, Inc. (b)	1,872	488,835
Intuitive Surgical, Inc. (b)	2,498	1,476,693
Medtronic PLC	28,990	3,288,916
ResMed, Inc.	3,111	482,112
STERIS PLC	1,816	276,795
Stryker Corp.	6,960	1,461,182
Teleflex, Inc.	1,009	379,828
Thermo Fisher Scientific, Inc.	8,665	2,814,999
Varian Medical Systems, Inc. (b)	1,985	281,890
Zimmer Biomet Holdings, Inc.	4,459	667,423

		21,429,976

Health Care – Services — 2.1%
Anthem, Inc.	5,476	1,653,916
Centene Corp. (b)	8,976	564,321
DaVita, Inc. (b)	1,977	148,334
HCA Healthcare, Inc.	5,731	847,099
Humana, Inc.	2,862	1,048,980
IQVIA Holdings, Inc. (b)	3,899	602,435
Laboratory Corp. of America Holdings (b)	2,075	351,028
Quest Diagnostics, Inc.	2,938	313,749
UnitedHealth Group, Inc.	20,484	6,021,886
Universal Health Services, Inc. Class B	1,719	246,608
WellCare Health Plans, Inc. (b)	1,090	359,929

		12,158,285

Household Products — 0.3%
Avery Dennison Corp.	1,831	239,531
Church & Dwight Co., Inc.	5,337	375,405
The Clorox Co.	2,709	415,940
Kimberly-Clark Corp.	7,402	1,018,145

		2,049,021

Pharmaceuticals — 6.3%
AbbVie, Inc.	31,968	2,830,447
Align Technology, Inc. (b)	1,558	434,744
Allergan PLC	7,114	1,359,983
AmerisourceBergen Corp.	3,245	275,890
Becton Dickinson and Co.	5,848	1,590,481
Bristol-Myers Squibb Co.	50,681	3,253,213
Cardinal Health, Inc.	6,342	320,778
Cigna Corp.	8,067	1,649,621
CVS Health Corp.	28,147	2,091,041
Dentsply Sirona, Inc.	4,714	266,765
Eli Lilly & Co.	18,292	2,404,118
Johnson & Johnson	56,912	8,301,754
McKesson Corp.	3,875	535,990

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Merck & Co., Inc.	55,032	$5,005,160
Mylan NV (b)	11,326	227,653
Perrigo Co. PLC	2,961	152,965
Pfizer, Inc.	119,628	4,687,025
Zoetis, Inc.	10,284	1,361,087

		36,748,715

		127,039,161

Energy — 4.3%
Oil & Gas — 3.5%
Apache Corp.	8,119	207,765
Cabot Oil & Gas Corp.	8,627	150,196
Chevron Corp.	40,894	4,928,136
Cimarex Energy Co.	2,211	116,055
Concho Resources, Inc.	4,394	384,783
ConocoPhillips	23,744	1,544,072
Devon Energy Corp.	8,296	215,447
Diamondback Energy, Inc.	3,438	319,253
EOG Resources, Inc.	12,610	1,056,214
Exxon Mobil Corp.	91,529	6,386,894
Helmerich & Payne, Inc.	2,383	108,260
Hess Corp.	5,580	372,800
HollyFrontier Corp.	3,236	164,098
Marathon Oil Corp.	17,155	232,965
Marathon Petroleum Corp.	14,006	843,861
Noble Energy, Inc.	10,311	256,125
Occidental Petroleum Corp.	19,230	792,468
Phillips 66	9,576	1,066,862
Pioneer Natural Resources Co.	3,585	542,661
Valero Energy Corp.	8,925	835,826

		20,524,741

Oil & Gas Services — 0.4%
Baker Hughes Co.	14,131	362,178
Halliburton Co.	18,988	464,636
National Oilwell Varco, Inc.	8,421	210,946
Schlumberger Ltd.	29,724	1,194,905
TechnipFMC PLC	9,078	194,632

		2,427,297

Pipelines — 0.4%
Kinder Morgan, Inc.	41,892	886,854
ONEOK, Inc.	8,983	679,744
The Williams Cos., Inc.	26,366	625,401

		2,191,999

		25,144,037

Financial — 17.5%
Banks — 6.4%
Bank of America Corp.	175,034	6,164,697
The Bank of New York Mellon Corp.	18,140	912,986
Citigroup, Inc.	47,200	3,770,808
Citizens Financial Group, Inc.	9,383	381,044

	Number of Shares	Value
Comerica, Inc.	3,164	$227,017
Fifth Third Bancorp	15,327	471,152
First Republic Bank	3,612	424,229
The Goldman Sachs Group, Inc.	6,884	1,582,838
Huntington Bancshares, Inc.	22,197	334,731
JP Morgan Chase & Co.	67,830	9,455,502
KeyCorp	21,283	430,768
M&T Bank Corp.	2,850	483,787
Morgan Stanley	26,567	1,358,105
Northern Trust Corp.	4,619	490,723
The PNC Financial Services Group, Inc.	9,487	1,514,410
Regions Financial Corp.	20,708	355,349
State Street Corp.	7,857	621,489
SVB Financial Group (b)	1,104	277,148
Truist Financial Corp.	29,005	1,633,562
US Bancorp	30,755	1,823,464
Wells Fargo & Co.	83,240	4,478,312
Zions Bancorp NA	3,599	186,860

		37,378,981

Diversified Financial Services — 4.2%
Alliance Data Systems Corp.	870	97,614
American Express Co.	14,493	1,804,234
Ameriprise Financial, Inc.	2,727	454,264
BlackRock, Inc.	2,550	1,281,885
Capital One Financial Corp.	10,113	1,040,729
Cboe Global Markets, Inc.	2,414	289,680
The Charles Schwab Corp.	24,714	1,175,398
CME Group, Inc.	7,763	1,558,189
Discover Financial Services	6,806	577,285
E*TRADE Financial Corp.	4,938	224,037
Franklin Resources, Inc.	6,118	158,946
Intercontinental Exchange, Inc.	12,070	1,117,078
Invesco Ltd.	7,992	143,696
Mastercard, Inc. Class A	19,197	5,732,032
Nasdaq, Inc.	2,444	261,752
Raymond James Financial, Inc.	2,661	238,053
Synchrony Financial	12,768	459,776
T. Rowe Price Group, Inc.	5,065	617,120
Visa, Inc. Class A	37,017	6,955,494
The Western Union Co. (a)	8,912	238,663

		24,425,925

Insurance — 4.0%
Aflac, Inc.	15,853	838,624
The Allstate Corp.	6,978	784,676
American International Group, Inc.	18,727	961,257
Aon PLC	5,088	1,059,780
Arthur J Gallagher & Co.	4,023	383,110
Assurant, Inc.	1,344	176,172
Berkshire Hathaway, Inc. Class B (b)	42,302	9,581,403
Chubb Ltd.	9,825	1,529,359
Cincinnati Financial Corp.	3,323	349,413

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Everest Re Group Ltd.	890	$246,388
Globe Life, Inc.	2,128	223,972
The Hartford Financial Services Group, Inc.	7,709	468,476
Lincoln National Corp.	4,359	257,225
Loews Corp.	5,437	285,388
Marsh & McLennan Cos., Inc.	10,922	1,216,820
MetLife, Inc.	16,917	862,259
Principal Financial Group, Inc.	5,668	311,740
The Progressive Corp.	12,575	910,304
Prudential Financial, Inc.	8,718	817,225
The Travelers Cos., Inc.	5,562	761,716
Unum Group	4,329	126,234
Willis Towers Watson PLC	2,762	557,758
WR Berkley Corp.	3,148	217,527

		22,926,826

Real Estate — 0.1%
CBRE Group, Inc. Class A (b)	7,320	448,643

Real Estate Investment Trusts (REITS) — 2.8%
Alexandria Real Estate Equities, Inc.	2,457	397,002
American Tower Corp.	9,589	2,203,744
Apartment Investment & Management Co. Class A	3,271	168,947
AvalonBay Communities, Inc.	3,034	636,230
Boston Properties, Inc.	3,125	430,812
Crown Castle International Corp.	9,033	1,284,041
Digital Realty Trust, Inc. (a)	4,538	543,380
Duke Realty Corp.	7,867	272,749
Equinix, Inc.	1,846	1,077,510
Equity Residential	7,585	613,778
Essex Property Trust, Inc.	1,428	429,628
Extra Space Storage, Inc.	2,787	294,363
Federal Realty Investment Trust	1,516	195,155
Healthpeak Properties, Inc.	10,778	371,518
Host Hotels & Resorts, Inc.	15,523	287,952
Iron Mountain, Inc. (a)	6,261	199,538
Kimco Realty Corp.	9,225	191,050
Mid-America Apartment Communities, Inc.	2,497	329,254
Prologis, Inc.	13,604	1,212,661
Public Storage	3,222	686,157
Realty Income Corp.	7,040	518,355
Regency Centers Corp.	3,661	230,972
SBA Communications Corp.	2,425	584,401
Simon Property Group, Inc.	6,628	987,307
SL Green Realty Corp.	1,696	155,828
UDR, Inc.	6,379	297,899
Ventas, Inc.	8,041	464,287
Vornado Realty Trust	3,415	227,098
Welltower, Inc.	8,701	711,568
Weyerhaeuser Co.	16,190	488,938

		16,492,122

	Number of Shares	Value
Savings & Loans — 0.0%
People’s United Financial, Inc.	9,654	$163,153

		101,835,650

Industrial — 8.8%
Aerospace & Defense — 2.4%
Arconic, Inc.	8,247	253,760
The Boeing Co.	11,562	3,766,437
General Dynamics Corp.	5,091	897,798
L3 Harris Technologies, Inc.	4,759	941,663
Lockheed Martin Corp.	5,365	2,089,024
Northrop Grumman Corp.	3,392	1,166,746
Raytheon Co.	6,002	1,318,880
TransDigm Group, Inc.	1,083	606,480
United Technologies Corp.	17,551	2,628,438

		13,669,226

Building Materials — 0.3%
Fortune Brands Home & Security, Inc.	3,074	200,855
Johnson Controls International PLC	16,705	680,061
Martin Marietta Materials, Inc.	1,366	381,988
Masco Corp.	6,147	294,995
Vulcan Materials Co.	2,892	416,419

		1,974,318

Electrical Components & Equipment — 0.3%
AMETEK, Inc.	4,890	487,728
Emerson Electric Co.	13,222	1,008,310

		1,496,038

Electronics — 1.3%
Agilent Technologies, Inc.	6,730	574,136
Allegion PLC	1,981	246,714
Amphenol Corp. Class A	6,388	691,373
FLIR Systems, Inc.	2,955	153,867
Fortive Corp.	6,406	489,354
Garmin Ltd.	3,139	306,241
Honeywell International, Inc.	15,444	2,733,588
Keysight Technologies, Inc. (b)	4,024	412,983
Mettler-Toledo International, Inc. (b)	523	414,885
PerkinElmer, Inc.	2,422	235,176
TE Connectivity Ltd.	7,221	692,061
Waters Corp. (b)	1,390	324,774

		7,275,152

Engineering & Construction — 0.0%
Jacobs Engineering Group, Inc.	2,950	264,998

Environmental Controls — 0.3%
Pentair PLC	3,701	169,765
Republic Services, Inc.	4,562	408,892
Waste Management, Inc.	8,403	957,606

		1,536,263

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Hand & Machine Tools — 0.1%
Snap-on, Inc.	1,155	$195,657
Stanley Black & Decker, Inc.	3,289	545,119

		740,776

Machinery – Construction & Mining — 0.3%
Caterpillar, Inc.	11,930	1,761,822

Machinery – Diversified — 0.7%
Deere & Co.	6,778	1,174,356
Dover Corp.	3,158	363,991
Flowserve Corp.	2,866	142,641
IDEX Corp.	1,657	285,004
Rockwell Automation, Inc.	2,509	508,499
Roper Technologies, Inc.	2,263	801,623
Westinghouse Air Brake Technologies Corp.	3,964	308,399
Xylem, Inc.	3,914	308,384

		3,892,897

Miscellaneous – Manufacturing — 1.4%
3M Co.	12,440	2,194,665
A.O. Smith Corp.	2,870	136,727
Eaton Corp. PLC	8,928	845,660
General Electric Co.	188,824	2,107,276
Illinois Tool Works, Inc.	6,338	1,138,495
Ingersoll-Rand PLC	5,178	688,260
Parker-Hannifin Corp.	2,783	572,797
Textron, Inc.	5,009	223,401

		7,907,281

Packaging & Containers — 0.2%
Amcor PLC	35,111	380,603
Ball Corp.	7,003	452,884
Packaging Corp. of America	2,072	232,044
Sealed Air Corp.	3,393	135,143
WestRock Co.	5,542	237,807

		1,438,481

Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc.	871	218,516

Transportation — 1.5%
C.H. Robinson Worldwide, Inc.	2,979	232,958
CSX Corp.	16,826	1,217,529
Expeditors International of Washington, Inc.	3,733	291,249
FedEx Corp.	5,213	788,258
J.B. Hunt Transport Services, Inc.	1,827	213,357
Kansas City Southern	2,134	326,844
Norfolk Southern Corp.	5,624	1,091,787
Old Dominion Freight Line, Inc.	1,380	261,896
Union Pacific Corp.	15,013	2,714,200
United Parcel Service, Inc. Class B	15,148	1,773,225

		8,911,303

		51,087,071

	Number of Shares	Value
Technology — 18.7%
Computers — 6.1%
Accenture PLC Class A	13,728	$2,890,705
Apple, Inc.	90,317	26,521,587
Cognizant Technology Solutions Corp. Class A	11,866	735,929
DXC Technology Co.	5,564	209,151
Fortinet, Inc. (b)	3,057	326,365
Hewlett Packard Enterprise Co.	27,695	439,243
HP, Inc.	32,229	662,306
International Business Machines Corp.	19,153	2,567,268
Leidos Holdings, Inc.	2,840	278,008
NetApp, Inc.	4,929	306,830
Seagate Technology PLC	4,988	296,786
Western Digital Corp.	6,379	404,875

		35,639,053

Office & Business Equipment — 0.1%
Xerox Holdings Corp.	4,005	147,665
Zebra Technologies Corp. Class A (b)	1,164	297,332

		444,997

Semiconductors — 4.3%
Advanced Micro Devices, Inc. (b)	24,072	1,103,942
Analog Devices, Inc.	7,940	943,590
Applied Materials, Inc.	20,052	1,223,974
Broadcom, Inc.	8,571	2,708,608
Intel Corp.	94,047	5,628,713
IPG Photonics Corp. (b)	773	112,023
KLA Corp.	3,442	613,261
Lam Research Corp.	3,138	917,551
Maxim Integrated Products, Inc.	5,894	362,540
Microchip Technology, Inc.	5,167	541,088
Micron Technology, Inc. (b)	23,942	1,287,601
NVIDIA Corp.	13,228	3,112,548
Qorvo, Inc. (b)	2,506	291,272
QUALCOMM, Inc.	24,701	2,179,369
Skyworks Solutions, Inc.	3,647	440,849
Texas Instruments, Inc.	20,205	2,592,100
Xilinx, Inc.	5,421	530,011

		24,589,040

Software — 8.2%
Activision Blizzard, Inc.	16,666	990,294
Adobe, Inc. (b)	10,483	3,457,398
Akamai Technologies, Inc. (b)	3,446	297,665
ANSYS, Inc. (b)	1,842	474,149
Autodesk, Inc. (b)	4,777	876,388
Broadridge Financial Solutions, Inc.	2,444	301,932
Cadence Design Systems, Inc. (b)	6,088	422,264
Cerner Corp.	6,782	497,731
Citrix Systems, Inc.	2,628	291,445
Electronic Arts, Inc. (b)	6,343	681,936

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Fidelity National Information Services, Inc.	13,287	$1,848,089
Fiserv, Inc. (b)	12,376	1,431,037
Intuit, Inc.	5,638	1,476,761
Jack Henry & Associates, Inc.	1,674	243,852
Microsoft Corp.	164,943	26,011,511
MSCI, Inc.	1,843	475,826
Oracle Corp.	46,821	2,480,577
Paychex, Inc.	6,848	582,491
salesforce.com, Inc. (b)	19,165	3,116,996
ServiceNow, Inc. (b)	4,072	1,149,607
Synopsys, Inc. (b)	3,251	452,539
Take-Two Interactive Software, Inc. (b)	2,438	298,484

		47,858,972

		108,532,062

Utilities — 3.3%
Electric — 3.1%
AES Corp.	14,500	288,550
Alliant Energy Corp.	5,121	280,221
Ameren Corp.	5,373	412,646
American Electric Power Co., Inc.	10,632	1,004,830
CenterPoint Energy, Inc.	10,912	297,570
CMS Energy Corp.	6,212	390,362
Consolidated Edison, Inc.	7,233	654,370
Dominion Energy, Inc.	17,714	1,467,074
DTE Energy Co.	4,133	536,753
Duke Energy Corp.	15,785	1,439,750
Edison International	7,700	580,657
Entergy Corp.	4,324	518,015
Evergy, Inc.	4,923	320,438
Eversource Energy	6,966	592,598
Exelon Corp.	21,099	961,903
FirstEnergy Corp.	11,737	570,418
NextEra Energy, Inc.	10,538	2,551,882
NRG Energy, Inc.	5,307	210,953
Pinnacle West Capital Corp.	2,453	220,598
PPL Corp.	15,682	562,670
Public Service Enterprise Group, Inc.	11,001	649,609
Sempra Energy	6,095	923,271
The Southern Co.	22,694	1,445,608
WEC Energy Group, Inc.	6,870	633,620
Xcel Energy, Inc.	11,405	724,104

		18,238,470

Gas — 0.1%
Atmos Energy Corp.	2,556	285,914
NiSource, Inc.	8,152	226,952

		512,866

	Number of Shares	Value
Water — 0.1%
American Water Works Co., Inc.	3,931	$482,922

		19,234,258

TOTAL COMMON STOCK (Cost $349,866,888)		578,626,444

TOTAL EQUITIES (Cost $349,866,888)		578,626,444

MUTUAL FUNDS — 0.1%
Diversified Financial Services — 0.1%
State Street Navigator Securities Lending Prime Portfolio (c)	507,832	507,832

TOTAL MUTUAL FUNDS (Cost $507,832)		507,832

TOTAL LONG-TERM INVESTMENTS (Cost $350,374,720)		579,134,276

	Principal Amount
SHORT-TERM INVESTMENTS — 0.8%
Repurchase Agreement — 0.7%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/19, 0.800%, due 1/02/20 (d)	$3,807,460	3,807,460

U.S. Treasury Bill — 0.1%
U.S. Treasury Bill 0.000% 1/09/20 (e)	685,000	684,813

TOTAL SHORT-TERM INVESTMENTS (Cost $4,492,160)		4,492,273

TOTAL INVESTMENTS — 100.3% (Cost $354,866,880) (f)		583,626,549

Other Assets/(Liabilities) — (0.3)%		(1,548,252)

NET ASSETS — 100.0%		$582,078,297

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2019, was $1,902,541 or 0.33% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The fund received $1,424,499 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

(b)	Non-income producing security.
(c)	Represents investment of security lending cash collateral. (Note 2).
(d)	Maturity value of $3,807,629. Collateralized by U.S. Government Agency obligations with a rate of 2.875%, maturity date of 10/15/21, and an aggregate market value, including accrued interest, of $3,887,140.
(e)	A portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(f)	See Note 6 for aggregate cost for federal tax purposes.

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/Net Unrealized Appreciation/ (Depreciation)
Long
S&P 500 E Mini Index	3/20/20	31	$4,919,390	$88,815

The accompanying notes are an integral part of the financial statements.

MML Focused Equity Fund – Portfolio of Investments

December 31, 2019

	Number of Shares	Value
EQUITIES — 97.8%

COMMON STOCK — 97.8%
Basic Materials — 3.5%
Chemicals — 3.5%
Linde PLC	51,835	$11,035,671

Consumer, Cyclical — 13.7%
Apparel — 4.5%
NIKE, Inc. Class B	142,283	14,414,690

Retail — 9.2%
McDonald’s Corp.	82,740	16,350,251
The TJX Cos., Inc.	206,391	12,602,235

		28,952,486

		43,367,176

Consumer, Non-cyclical — 38.4%
Beverages — 13.2%
The Coca-Cola Co.	299,978	16,603,782
Diageo PLC	284,832	12,002,725
PepsiCo, Inc.	95,901	13,106,790

		41,713,297

Cosmetics & Personal Care — 4.0%
Colgate-Palmolive Co.	182,936	12,593,314

Health Care – Products — 10.6%
Baxter International, Inc.	110,778	9,263,256
Danaher Corp.	51,426	7,892,863
Medtronic PLC	144,105	16,348,712

		33,504,831

Health Care – Services — 5.8%
UnitedHealth Group, Inc.	62,225	18,292,906

Pharmaceuticals — 4.8%
Johnson & Johnson	104,517	15,245,895

		121,350,243

Financial — 21.4%
Banks — 3.0%
The PNC Financial Services Group, Inc.	58,723	9,373,953

Diversified Financial Services — 5.0%
American Express Co.	75,500	9,398,995
Visa, Inc. Class A	33,487	6,292,207

		15,691,202

Insurance — 7.4%
Chubb Ltd.	90,356	14,064,815
Marsh & McLennan Cos., Inc.	84,613	9,426,734

		23,491,549

Real Estate Investment Trusts (REITS) — 6.0%
American Tower Corp.	33,140	7,616,235
Public Storage	52,833	11,251,316

		18,867,551

		67,424,255

	Number of Shares	Value
Industrial — 14.0%
Aerospace & Defense — 6.3%
General Dynamics Corp.	77,214	$13,616,689
Lockheed Martin Corp.	16,018	6,237,089

		19,853,778

Machinery – Diversified — 1.0%
Deere & Co.	17,937	3,107,765

Transportation — 6.7%
Canadian National Railway Co.	111,844	10,117,681
Union Pacific Corp.	61,533	11,124,551

		21,242,232

		44,203,775

Technology — 6.8%
Computers — 2.5%
Accenture PLC Class A	37,714	7,941,437

Software — 4.3%
Microsoft Corp.	85,197	13,435,567

		21,377,004

TOTAL COMMON STOCK (Cost $277,888,506)		308,758,124

TOTAL EQUITIES (Cost $277,888,506)		308,758,124

TOTAL LONG-TERM INVESTMENTS (Cost $277,888,506)		308,758,124

	Principal Amount
SHORT-TERM INVESTMENTS — 2.2%
Repurchase Agreement — 2.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/19, 0.800%, due 1/02/20 (a)	$6,963,558	6,963,558

TOTAL SHORT-TERM INVESTMENTS (Cost $6,963,558)		6,963,558

TOTAL INVESTMENTS — 100.0% (Cost $284,852,064) (b)		315,721,682

Other Assets/(Liabilities) — 0.0%		64,327

NET ASSETS — 100.0%		$315,786,009

The accompanying notes are an integral part of the financial statements.

MML Focused Equity Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Maturity value of $6,963,867. Collateralized by U.S. Government Agency obligations with a rate of 2.875%, maturity date of 10/15/21, and an aggregate market value, including accrued interest, of $7,105,857.

(b)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	75.1%
Ireland	11.2%
Switzerland	4.5%
United Kingdom	3.8%
Canada	3.2%

Total Long-Term Investments	97.8%
Short-Term Investments and Other Assets and Liabilities	2.2%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Foreign Fund – Portfolio of Investments

December 31, 2019

	Number of Shares	Value
EQUITIES — 89.7%

COMMON STOCK — 89.7%
Canada — 5.4%
Barrick Gold Corp.	383,600	$7,131,124
Husky Energy, Inc.	207,400	1,664,247
Wheaton Precious Metals Corp.	277,200	8,248,437

		17,043,808

Cayman Islands — 4.3%
Baidu, Inc. Sponsored ADR (a)	24,970	3,156,208
CK Asset Holdings Ltd.	810,854	5,876,538
CK Hutchison Holdings Ltd.	487,254	4,655,880

		13,688,626

China — 2.1%
China Telecom Corp. Ltd. Class H	11,037,643	4,530,051
Sinopharm Group Co. Ltd. Class H	568,800	2,080,450

		6,610,501

Denmark — 0.1%
Vestas Wind Systems A/S	3,056	308,950

France — 14.8%
BNP Paribas SA	156,087	9,291,422
Cie de Saint-Gobain	103,887	4,268,676
Cie Generale des Etablissements Michelin SCA	50,101	6,145,593
Credit Agricole SA	237,340	3,457,806
Sanofi	82,015	8,237,355
Total SA	136,357	7,535,395
Veolia Environnement SA	294,989	7,857,636

		46,793,883

Germany — 13.1%
Bayer AG Registered	64,174	5,245,582
Deutsche Telekom AG Registered	640,976	10,474,552
E.ON SE	767,857	8,212,143
Fresenius Medical Care AG & Co. KGaA	76,677	5,686,974
Infineon Technologies AG	170,491	3,909,679
Merck KGaA	20,715	2,451,341
Siemens AG Registered	42,985	5,618,995

		41,599,266

Hong Kong — 3.1%
AIA Group Ltd.	326,400	3,434,268
China Mobile Ltd.	600,000	5,066,272
Sun Hung Kai Properties Ltd.	34,400	527,669
Swire Pacific Ltd. Class A	84,600	788,455

		9,816,664

Ireland — 1.0%
Bank of Ireland Group PLC	572,268	3,155,705

Italy — 2.2%
Eni SpA	438,653	6,816,151

	Number of Shares	Value
Japan — 16.9%
Astellas Pharma, Inc.	103,400	$1,766,269
IHI Corp.	45,800	1,073,411
Isuzu Motors Ltd.	297,900	3,509,510
Kirin Holdings Co. Ltd.	280,100	6,109,180
Kyocera Corp.	25,800	1,758,180
Matsumotokiyoshi Holdings Co. Ltd.	93,600	3,647,828
Mitsui Fudosan Co. Ltd.	316,900	7,739,944
Seven & i Holdings Co. Ltd.	157,900	5,777,365
Sumitomo Metal Mining Co. Ltd.	134,100	4,325,183
Sumitomo Mitsui Financial Group, Inc.	182,300	6,710,863
Suntory Beverage & Food Ltd.	74,100	3,098,752
Takeda Pharmaceutical Co. Ltd.	205,633	8,146,739

		53,663,224

Luxembourg — 1.7%
SES SA	311,334	4,377,401
Tenaris SA	76,971	870,477

		5,247,878

Netherlands — 3.9%
ING Groep NV	533,980	6,417,394
NXP Semiconductor NV	47,900	6,095,754

		12,513,148

Norway — 2.2%
Equinor ASA	124,554	2,490,893
Yara International ASA	106,292	4,429,049

		6,919,942

Singapore — 1.5%
Singapore Telecommunications Ltd.	1,949,000	4,816,010

Switzerland — 2.8%
Novartis AG Registered	33,097	3,135,688
Roche Holding AG	18,169	5,891,445

		9,027,133

United Kingdom — 14.6%
BAE Systems PLC	1,114,627	8,351,444
BP PLC	1,319,857	8,285,199
Johnson Matthey PLC	105,706	4,205,884
Royal Dutch Shell PLC Class A	2,397	71,250
Royal Dutch Shell PLC Class B	233,576	6,959,999
Standard Chartered PLC	1,003,109	9,473,984
Vodafone Group PLC Sponsored ADR	469,483	9,075,106

		46,422,866

TOTAL COMMON STOCK (Cost $276,710,738)		284,443,755

TOTAL EQUITIES (Cost $276,710,738)		284,443,755

The accompanying notes are an integral part of the financial statements.

MML Foreign Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 4.9%
United States — 4.9%
iShares MSCI EAFE ETF	225,200	$15,637,888

TOTAL MUTUAL FUNDS (Cost $15,653,072)		15,637,888

TOTAL LONG-TERM INVESTMENTS (Cost $292,363,810)		300,081,643

	Principal Amount
SHORT-TERM INVESTMENTS — 5.4%
Repurchase Agreement — 5.4%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/19, 0.800%, due 1/02/20 (b)	$17,102,843	17,102,843

TOTAL SHORT-TERM INVESTMENTS (Cost $17,102,843)		17,102,843

TOTAL INVESTMENTS — 100.0% (Cost $309,466,653) (c)		317,184,486

Other Assets/(Liabilities) — 0.0%		2,591

NET ASSETS — 100.0%		$317,187,077

Abbreviation Legend

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Maturity value of $17,103,603. Collateralized by U.S. Government Agency obligations with a rate of 2.875%, maturity date of 10/15/21, and an aggregate market value, including accrued interest, of $17,445,856.

(c)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Consumer, Non-cyclical	18.1%
Financial	17.7%
Communications	13.1%
Energy	10.8%
Basic Materials	8.9%
Industrial	6.9%
Utilities	5.1%
Mutual Funds	4.9%
Consumer, Cyclical	4.2%
Technology	3.2%
Diversified	1.7%

Total Long-Term Investments	94.6%
Short-Term Investments and Other Assets and Liabilities	5.4%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Fundamental Growth Fund – Portfolio of Investments

December 31, 2019

	Number of Shares	Value
EQUITIES — 98.5%

COMMON STOCK — 98.5%
Basic Materials — 1.0%
Chemicals — 1.0%
The Sherwin-Williams Co.	2,116	$1,234,771

Communications — 17.9%
Internet — 16.2%
Alibaba Group Holding Ltd. Sponsored ADR (a)	5,892	1,249,693
Alphabet, Inc. Class C (a)	5,503	7,357,621
Amazon.com, Inc. (a)	2,114	3,906,334
Booking Holdings, Inc. (a)	407	835,868
Facebook, Inc. Class A (a)	24,543	5,037,451
VeriSign, Inc. (a)	3,169	610,603

		18,997,570

Media — 1.7%
Comcast Corp. Class A	44,051	1,980,973

		20,978,543

Consumer, Cyclical — 8.2%
Airlines — 1.0%
Southwest Airlines Co.	22,549	1,217,195

Apparel — 1.1%
NIKE, Inc. Class B	12,871	1,303,961

Distribution & Wholesale — 1.2%
W.W. Grainger, Inc.	3,984	1,348,664

Retail — 4.9%
AutoZone, Inc. (a)	661	787,456
The Home Depot, Inc.	8,090	1,766,695
O’Reilly Automotive, Inc. (a)	2,039	893,612
Ross Stores, Inc.	9,467	1,102,148
The TJX Cos., Inc.	19,539	1,193,051

		5,742,962

		9,612,782

Consumer, Non-cyclical — 21.9%
Beverages — 1.4%
The Coca-Cola Co.	30,564	1,691,717

Biotechnology — 5.6%
Amgen, Inc.	9,846	2,373,575
Biogen, Inc. (a)	4,607	1,367,035
Regeneron Pharmaceuticals, Inc. (a)	3,247	1,219,184
Vertex Pharmaceuticals, Inc. (a)	7,347	1,608,626

		6,568,420

Commercial Services — 7.8%
Experian PLC	19,723	667,083
FleetCor Technologies, Inc. (a)	5,407	1,555,702
Global Payments, Inc.	9,574	1,747,830
IHS Markit Ltd. (a)	17,363	1,308,302
PayPal Holdings, Inc. (a)	18,313	1,980,917

	Number of Shares	Value
S&P Global, Inc.	6,825	$1,863,566

		9,123,400

Cosmetics & Personal Care — 0.6%
The Procter & Gamble Co.	5,448	680,455

Health Care – Products — 2.5%
Danaher Corp.	7,246	1,112,116
Thermo Fisher Scientific, Inc.	5,572	1,810,176

		2,922,292

Health Care – Services — 4.0%
ICON PLC (a)	6,726	1,158,419
UnitedHealth Group, Inc.	12,037	3,538,637

		4,697,056

		25,683,340

Financial — 11.5%
Banks — 1.0%
M&T Bank Corp.	7,001	1,188,420

Diversified Financial Services — 8.1%
American Express Co.	16,826	2,094,669
Intercontinental Exchange, Inc.	13,323	1,233,043
Mastercard, Inc. Class A	8,993	2,685,220
Visa, Inc. Class A	18,852	3,542,291

		9,555,223

Insurance — 2.1%
Assurant, Inc.	6,757	885,708
Brown & Brown, Inc.	39,111	1,544,102

		2,429,810

Real Estate Investment Trusts (REITS) — 0.3%
American Tower Corp.	1,406	323,127

		13,496,580

Industrial — 8.7%
Aerospace & Defense — 3.4%
Aerojet Rocketdyne Holdings, Inc. (a)	17,609	804,027
Lockheed Martin Corp.	4,789	1,864,741
Northrop Grumman Corp.	3,915	1,346,642

		4,015,410

Building Materials — 1.2%
Fortune Brands Home & Security, Inc.	20,954	1,369,135

Machinery – Diversified — 2.8%
Deere & Co.	5,811	1,006,814
Rockwell Automation, Inc.	6,458	1,308,843
Roper Technologies, Inc.	2,948	1,044,270

		3,359,927

Miscellaneous – Manufacturing — 1.3%
Illinois Tool Works, Inc.	8,432	1,514,640

		10,259,112

The accompanying notes are an integral part of the financial statements.

MML Fundamental Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Technology — 29.3%
Computers — 8.9%
Apple, Inc.	26,571	$7,802,574
Check Point Software Technologies Ltd. (a)	6,329	702,266
Fortinet, Inc. (a)	9,147	976,533
NetApp, Inc.	14,859	924,973

		10,406,346

Semiconductors — 4.9%
Broadcom, Inc.	6,128	1,936,571
QUALCOMM, Inc.	21,271	1,876,740
Texas Instruments, Inc.	15,636	2,005,942

		5,819,253

Software — 15.5%
Adobe, Inc. (a)	5,352	1,765,143
Fidelity National Information Services, Inc.	9,199	1,279,489
Intuit, Inc.	2,433	637,276
Microsoft Corp.	66,263	10,449,675
salesforce.com, Inc. (a)	13,116	2,133,186
ServiceNow, Inc. (a)	1,601	451,994
SS&C Technologies Holdings, Inc	24,216	1,486,863

		18,203,626

		34,429,225

TOTAL COMMON STOCK (Cost $96,701,403)		115,694,353

TOTAL EQUITIES (Cost $96,701,403)		115,694,353

TOTAL LONG-TERM INVESTMENTS (Cost $96,701,403)		115,694,353

	Principal Amount
SHORT-TERM INVESTMENTS — 1.6%
Repurchase Agreement — 1.6%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/19, 0.800%, due 1/02/20 (b)	$1,855,900	1,855,900

TOTAL SHORT-TERM INVESTMENTS (Cost $1,855,900)		1,855,900

TOTAL INVESTMENTS — 100.1% (Cost $98,557,303) (c)		117,550,253

Other Assets/(Liabilities) — (0.1)%		(156,373)

NET ASSETS — 100.0%		$117,393,880

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Maturity value of $1,855,982. Collateralized by U.S. Government Agency obligations with a rate of 2.875%, maturity date of 10/15/21, and an aggregate market value, including accrued interest, of $1,897,295.

(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Fundamental Value Fund – Portfolio of Investments

December 31, 2019

	Number of Shares	Value
EQUITIES — 97.3%

COMMON STOCK — 97.3%
Basic Materials — 4.2%
Chemicals — 2.7%
DuPont de Nemours, Inc.	45,579	$2,926,172
FMC Corp.	12,814	1,279,093
The Mosaic Co.	63,831	1,381,303

		5,586,568

Mining — 1.5%
Barrick Gold Corp.	172,576	3,208,188

		8,794,756

Communications — 10.2%
Internet — 3.4%
Alphabet, Inc. Class A (a)	3,445	4,614,199
Booking Holdings, Inc. (a)	437	897,480
NortonLifeLock, Inc.	60,001	1,531,225

		7,042,904

Media — 4.5%
Altice USA, Inc. Class A (a)	32,101	877,641
Comcast Corp. Class A	107,713	4,843,854
Discovery, Inc. Class A (a) (b)	31,186	1,021,030
Fox Corp. Class A	75,073	2,782,956

		9,525,481

Telecommunications — 2.3%
Verizon Communications, Inc.	78,757	4,835,680

		21,404,065

Consumer, Cyclical — 7.3%
Airlines — 0.8%
Southwest Airlines Co.	28,770	1,553,005

Apparel — 0.4%
PVH Corp.	8,338	876,741

Home Builders — 1.2%
Lennar Corp. Class A	29,150	1,626,278
Toll Brothers, Inc.	23,809	940,694

		2,566,972

Home Furnishing — 0.5%
Whirlpool Corp.	6,960	1,026,809

Lodging — 1.6%
Las Vegas Sands Corp.	37,083	2,560,210
Wyndham Destinations, Inc.	16,539	854,901

		3,415,111

Retail — 2.2%
AutoZone, Inc. (a)	2,694	3,209,389
Best Buy Co., Inc.	16,510	1,449,578

		4,658,967

	Number of Shares	Value
Textiles — 0.6%
Mohawk Industries, Inc. (a)	8,951	$1,220,737

		15,318,342

Consumer, Non-cyclical — 22.0%
Biotechnology — 1.6%
Biogen, Inc. (a)	6,170	1,830,824
Corteva, Inc.	51,416	1,519,857

		3,350,681

Cosmetics & Personal Care — 2.5%
The Procter & Gamble Co.	41,961	5,240,929

Foods — 1.2%
Mondelez International, Inc. Class A	27,732	1,527,478
Tyson Foods, Inc. Class A	10,871	989,696

		2,517,174

Health Care – Products — 3.0%
Medtronic PLC	37,255	4,226,580
Zimmer Biomet Holdings, Inc.	13,848	2,072,768

		6,299,348

Health Care – Services — 5.4%
Anthem, Inc.	10,462	3,159,838
Humana, Inc.	4,861	1,781,654
Quest Diagnostics, Inc.	13,405	1,431,520
UnitedHealth Group, Inc.	11,584	3,405,464
Universal Health Services, Inc. Class B	11,784	1,690,533

		11,469,009

Pharmaceuticals — 8.3%
Cigna Corp.	25,297	5,172,984
CVS Health Corp.	36,706	2,726,889
GlaxoSmithKline PLC Sponsored ADR	45,300	2,128,647
McKesson Corp.	16,424	2,271,768
Novo Nordisk A/S Sponsored ADR	14,115	816,976
Pfizer, Inc.	109,336	4,283,784

		17,401,048

		46,278,189

Energy — 9.3%
Oil & Gas — 9.3%
Cimarex Energy Co.	33,143	1,739,676
ConocoPhillips	62,626	4,072,569
Marathon Petroleum Corp.	67,865	4,088,866
Noble Energy, Inc.	92,865	2,306,766
Total SA Sponsored ADR	57,606	3,185,612
Valero Energy Corp.	44,698	4,185,968

		19,579,457

Financial — 26.9%
Banks — 14.8%
Bank of America Corp.	266,735	9,394,407

The accompanying notes are an integral part of the financial statements.

MML Fundamental Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Citigroup, Inc.	68,551	$5,476,539
ING Groep NV	129,016	1,554,643
JP Morgan Chase & Co.	53,086	7,400,189
Truist Financial Corp.	31,370	1,766,758
Wells Fargo & Co.	100,665	5,415,777

		31,008,313

Diversified Financial Services — 0.6%
Discover Financial Services	14,462	1,226,667

Insurance — 10.9%
American International Group, Inc.	76,654	3,934,650
Aon PLC	3,547	738,805
Berkshire Hathaway, Inc. Class B (a)	41,329	9,361,018
Chubb Ltd.	30,731	4,783,587
Everest Re Group Ltd.	7,784	2,154,923
The Travelers Cos., Inc.	14,571	1,995,498

		22,968,481

Real Estate Investment Trusts (REITS) — 0.6%
Equity Residential	16,289	1,318,106

		56,521,567

Industrial — 10.2%
Aerospace & Defense — 2.2%
United Technologies Corp.	30,746	4,604,521

Building Materials — 1.9%
CRH PLC Sponsored ADR	56,413	2,275,137
Owens Corning	24,369	1,586,909

		3,862,046

Machinery – Diversified — 1.1%
Dover Corp.	19,871	2,290,331

Miscellaneous – Manufacturing — 0.8%
Eaton Corp. PLC	18,057	1,710,359

Transportation — 4.2%
C.H. Robinson Worldwide, Inc.	11,790	921,978
Kansas City Southern	17,620	2,698,679
Union Pacific Corp.	9,846	1,780,058
United Parcel Service, Inc. Class B	29,883	3,498,104

		8,898,819

		21,366,076

Technology — 5.9%
Semiconductors — 4.4%
KLA Corp.	10,605	1,889,493
Lam Research Corp.	6,819	1,993,875
Micron Technology, Inc. (a)	48,705	2,619,355
NXP Semiconductor NV	21,008	2,673,478

		9,176,201

Software — 1.5%
Microsoft Corp.	8,106	1,278,316
Oracle Corp.	36,618	1,940,022

		3,218,338

		12,394,539

	Number of Shares	Value
Utilities — 1.3%
Electric — 1.3%
Edison International	36,320	$2,738,891

TOTAL COMMON STOCK (Cost $177,173,021)		204,395,882

TOTAL EQUITIES (Cost $177,173,021)		204,395,882

MUTUAL FUNDS — 0.3%
Diversified Financial Services — 0.3%
State Street Navigator Securities Lending Prime Portfolio (c)	693,048	693,048

TOTAL MUTUAL FUNDS (Cost $693,048)		693,048

TOTAL LONG-TERM INVESTMENTS (Cost $177,866,069)		205,088,930

	Principal Amount
SHORT-TERM INVESTMENTS — 2.8%
Repurchase Agreement — 2.8%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/19, 0.800%, due 1/02/20 (d)	$5,827,079	5,827,079

TOTAL SHORT-TERM INVESTMENTS (Cost $5,827,079)		5,827,079

TOTAL INVESTMENTS — 100.4% (Cost $183,693,148) (e)		210,916,009

Other Assets/(Liabilities) — (0.4)%		(748,752)

NET ASSETS — 100.0%		$210,167,257

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2019, was $1,010,815 or 0.48% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The fund received $341,349 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

The accompanying notes are an integral part of the financial statements.

MML Fundamental Value Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

(c)	Represents investment of security lending cash collateral. (Note 2).
(d)

Maturity value of $5,827,338. Collateralized by U.S. Government Agency obligations with a rate of 2.875%, maturity date of 10/15/21, and an aggregate market value, including accrued interest, of $5,943,828.

(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Global Fund – Portfolio of Investments

December 31, 2019

	Number of Shares	Value
EQUITIES — 99.0%

COMMON STOCK — 99.0%
Austria — 0.4%
Erste Group Bank AG	41,982	$1,579,028

Brazil — 0.3%
Ambev SA	291,431	1,364,542

Canada — 1.7%
Canadian National Railway Co.	83,361	7,540,002

Cayman Islands — 0.2%
Sands China Ltd.	152,000	815,113

Denmark — 0.6%
Carlsberg A/S Class B	17,558	2,619,229

France — 11.0%
Air Liquide SA	33,019	4,692,879
Danone SA	83,958	6,968,818
EssilorLuxottica SA	12,039	1,839,049
Hermes International	1,377	1,030,469
Legrand SA	58,990	4,813,189
LVMH Moet Hennessy Louis Vuitton SE	25,349	11,805,817
Pernod Ricard SA	39,042	6,988,732
Schneider Electric SE	104,315	10,730,688

		48,869,641

Germany — 4.8%
Bayer AG Registered	101,482	8,295,137
Brenntag AG	43,252	2,351,788
Deutsche Boerse AG	12,131	1,907,821
Deutsche Wohnen SE	35,224	1,439,481
Merck KGaA	31,638	3,743,931
MTU Aero Engines AG	12,122	3,461,516

		21,199,674

Ireland — 7.8%
Accenture PLC Class A	56,469	11,890,677
Linde PLC	10,026	2,134,536
Linde PLC (a)	34,220	7,345,982
Medtronic PLC	117,524	13,333,098

		34,704,293

Israel — 1.1%
Check Point Software Technologies Ltd. (a)	44,211	4,905,653

Japan — 2.8%
Hoya Corp.	29,800	2,845,308
Kubota Corp. (b)	365,400	5,724,295
Olympus Corp.	243,700	3,752,776

		12,322,379

Mexico — 0.2%
Grupo Financiero Banorte SAB de CV Class O	193,809	1,082,030

	Number of Shares	Value
Netherlands — 2.5%
Akzo Nobel NV	58,043	$5,917,960
Heineken NV (b)	35,607	3,798,252
Schlumberger Ltd.	41,017	1,648,884

		11,365,096

Republic of Korea — 0.9%
Samsung Electronics Co. Ltd.	79,302	3,821,114

Spain — 1.1%
Aena SME SA (c)	26,437	5,072,732

Sweden — 2.1%
Essity AB Class B	291,431	9,395,181

Switzerland — 7.6%
Adecco Group AG Registered	34,702	2,193,864
Cie Financiere Richemont SA Registered	59,344	4,658,355
Julius Baer Group Ltd.	36,893	1,905,314
Nestle SA Registered	110,243	11,943,346
Roche Holding AG	27,138	8,799,715
Sonova Holding AG Registered	4,163	952,435
UBS Group AG Registered	290,511	3,666,497

		34,119,526

Thailand — 0.1%
Kasikornbank PCL	133,500	668,048

United Kingdom — 8.8%
Aon PLC	25,808	5,375,548
Aptiv PLC	23,871	2,267,029
Burberry Group PLC	84,432	2,470,961
Compass Group PLC	148,391	3,717,322
Diageo PLC	229,569	9,673,961
Reckitt Benckiser Group PLC	103,414	8,397,836
Whitbread PLC	39,953	2,571,086
WPP PLC	343,495	4,834,162

		39,307,905

United States — 45.0%
3M Co.	34,630	6,109,425
Abbott Laboratories	74,819	6,498,778
American Express Co.	44,119	5,492,374
Amphenol Corp. Class A	22,975	2,486,584
The Bank of New York Mellon Corp.	118,058	5,941,859
The Charles Schwab Corp.	17,051	810,946
Cisco Systems, Inc.	79,613	3,818,240
Cognizant Technology Solutions Corp. Class A	65,437	4,058,403
Colgate-Palmolive Co.	65,439	4,504,821
Comcast Corp. Class A	286,480	12,883,006
The Cooper Cos., Inc.	14,304	4,595,732
eBay, Inc.	90,996	3,285,866
Equifax, Inc.	27,950	3,916,354
The Goldman Sachs Group, Inc.	21,984	5,054,781

The accompanying notes are an integral part of the financial statements.

MML Global Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Harley-Davidson, Inc.	32,302	$1,201,311
Honeywell International, Inc.	59,301	10,496,277
Johnson & Johnson	11,246	1,640,454
Kansas City Southern	57,528	8,810,989
Kellogg Co.	54,962	3,801,172
Marriott International, Inc. Class A	24,080	3,646,435
Microchip Technology, Inc.	18,778	1,966,432
National Oilwell Varco, Inc.	28,161	705,433
NOW, Inc. (a)	16,460	185,010
Omnicom Group, Inc.	24,652	1,997,305
Oracle Corp.	111,748	5,920,409
PayPal Holdings, Inc. (a)	26,872	2,906,744
PPG Industries, Inc.	42,468	5,669,053
Resideo Technologies, Inc. (a)	10,098	120,469
Sally Beauty Holdings, Inc. (a) (b)	28,160	513,920
State Street Corp.	63,885	5,053,304
Stryker Corp.	36,735	7,712,146
TD Ameritrade Holding Corp.	79,446	3,948,466
Thermo Fisher Scientific, Inc.	43,990	14,291,031
Union Pacific Corp.	20,443	3,695,890
United Parcel Service, Inc. Class B	44,354	5,192,079
United Technologies Corp.	31,424	4,706,058
Visa, Inc. Class A	73,381	13,788,290
The Walt Disney Co.	63,078	9,122,971
Waters Corp. (a)	22,548	5,268,340
Wynn Resorts Ltd.	6,020	835,997
Zimmer Biomet Holdings, Inc.	54,100	8,097,688

		200,750,842

TOTAL COMMON STOCK (Cost $363,600,179)		441,502,028

TOTAL EQUITIES (Cost $363,600,179)		441,502,028

MUTUAL FUNDS — 0.5%
United States — 0.5%
State Street Navigator Securities Lending Prime Portfolio (d)	2,179,509	2,179,509

TOTAL MUTUAL FUNDS (Cost $2,179,509)		2,179,509

TOTAL LONG-TERM INVESTMENTS (Cost $365,779,688)		443,681,537

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.0%
Repurchase Agreement — 1.0%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/19, 0.800%, due 1/02/20 (e)	$4,506,119	$4,506,119

TOTAL SHORT-TERM INVESTMENTS (Cost $4,506,119)		4,506,119

TOTAL INVESTMENTS — 100.5% (Cost $370,285,807) (f)		448,187,656

Other Assets/(Liabilities) — (0.5)%		(2,010,139)

NET ASSETS — 100.0%		$446,177,517

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2019, was $2,596,744 or 0.58% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The fund received $537,097 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At December 31, 2019, the aggregate market value of these securities amounted to $5,072,732 or 1.14% of net assets.

(d)	Represents investment of security lending cash collateral. (Note 2).
(e)

Maturity value of $4,506,320. Collateralized by U.S. Government Agency obligations with a rate of 2.875%, maturity date of 10/15/21, and an aggregate market value, including accrued interest, of $4,596,698.

(f)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Consumer, Non-cyclical	36.3%
Industrial	19.5%
Financial	12.9%
Communications	8.1%
Consumer, Cyclical	8.0%
Technology	7.3%
Basic Materials	6.3%
Energy	0.6%
Mutual Funds	0.5%

Total Long-Term Investments	99.5%
Short-Term Investments and Other Assets and Liabilities	0.5%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Growth & Income Fund – Portfolio of Investments

December 31, 2019

	Number of Shares	Value
EQUITIES — 99.5%

COMMON STOCK — 99.5%
Basic Materials — 3.4%
Chemicals — 3.4%
DuPont de Nemours, Inc.	22,131	$1,420,810
PPG Industries, Inc.	12,059	1,609,756
The Sherwin-Williams Co.	3,747	2,186,524

		5,217,090

Communications — 10.5%
Internet — 6.4%
Alphabet, Inc. Class A (a)	3,916	5,245,051
Alphabet, Inc. Class C (a)	1,554	2,077,729
Facebook, Inc. Class A (a)	12,280	2,520,470

		9,843,250

Media — 2.7%
Comcast Corp. Class A	68,700	3,089,439
The Walt Disney Co.	6,890	996,501

		4,085,940

Telecommunications — 1.4%
Cisco Systems, Inc.	44,584	2,138,249

		16,067,439

Consumer, Cyclical — 9.7%
Apparel — 2.1%
LVMH Moet Hennessy Louis Vuitton SE	4,062	1,891,799
NIKE, Inc. Class B	13,351	1,352,590

		3,244,389

Lodging — 0.7%
Marriott International, Inc. Class A	7,067	1,070,156

Retail — 6.9%
Costco Wholesale Corp.	5,953	1,749,706
Dollar General Corp.	10,058	1,568,847
Dollar Tree, Inc. (a)	11,997	1,128,318
Ross Stores, Inc.	14,575	1,696,821
Starbucks Corp.	16,963	1,491,387
Target Corp.	8,607	1,103,503
Tractor Supply Co.	19,240	1,797,786

		10,536,368

		14,850,913

Consumer, Non-cyclical — 23.1%
Beverages — 2.1%
Diageo PLC	36,463	1,536,539
Pernod Ricard SA	9,403	1,683,188

		3,219,727

Biotechnology — 0.4%
Illumina, Inc. (a)	1,911	633,955

	Number of Shares	Value
Cosmetics & Personal Care — 1.6%
Colgate-Palmolive Co.	23,334	$1,606,313
The Estee Lauder Cos., Inc. Class A	3,672	758,415

		2,364,728

Foods — 2.2%
Danone SA	21,244	1,763,329
Mondelez International, Inc. Class A	29,208	1,608,777

		3,372,106

Health Care – Products — 7.6%
Abbott Laboratories	16,413	1,425,633
Danaher Corp.	17,793	2,730,870
Medtronic PLC	36,009	4,085,221
Thermo Fisher Scientific, Inc.	10,129	3,290,608

		11,532,332

Household Products — 0.8%
Kimberly-Clark Corp.	9,244	1,271,512

Pharmaceuticals — 8.4%
Becton Dickinson and Co.	10,101	2,747,169
Elanco Animal Health, Inc. (a)	42,029	1,237,754
Eli Lilly & Co.	16,369	2,151,378
Johnson & Johnson	26,402	3,851,260
PRA Health Sciences, Inc. (a)	11,562	1,285,116
Zoetis, Inc.	11,890	1,573,641

		12,846,318

		35,240,678

Energy — 4.1%
Oil & Gas — 1.4%
EOG Resources, Inc.	25,249	2,114,856

Oil & Gas Services — 1.3%
Core Laboratories NV (b)	12,300	463,341
Schlumberger Ltd.	36,913	1,483,903

		1,947,244

Pipelines — 1.4%
Enterprise Products Partners LP (c)	79,988	2,252,462

		6,314,562

Financial — 20.3%
Banks — 8.4%
Bank of America Corp.	105,826	3,727,192
The Goldman Sachs Group, Inc.	10,208	2,347,125
JP Morgan Chase & Co.	34,192	4,766,365
Truist Financial Corp.	35,893	2,021,494

		12,862,176

Diversified Financial Services — 7.1%
Mastercard, Inc. Class A	12,935	3,862,262
Nasdaq, Inc.	22,512	2,411,035
TD Ameritrade Holding Corp.	19,113	949,916
Visa, Inc. Class A	19,132	3,594,903

		10,818,116

The accompanying notes are an integral part of the financial statements.

MML Growth & Income Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Insurance — 1.1%
Chubb Ltd.	11,052	$1,720,354

Private Equity — 1.3%
The Blackstone Group, Inc. Class A	35,896	2,008,022

Real Estate Investment Trusts (REITS) — 2.4%
American Tower Corp.	15,678	3,603,118

		31,011,786

Industrial — 10.5%
Aerospace & Defense — 1.4%
United Technologies Corp.	14,093	2,110,568

Electrical Components & Equipment — 1.1%
AMETEK, Inc.	17,029	1,698,472

Electronics — 4.1%
Fortive Corp.	25,509	1,948,633
Honeywell International, Inc.	16,488	2,918,376
TE Connectivity Ltd.	14,330	1,373,387

		6,240,396

Machinery – Diversified — 0.8%
Flowserve Corp.	23,131	1,151,230

Packaging & Containers — 1.1%
Crown Holdings, Inc. (a)	23,566	1,709,477

Transportation — 2.0%
Canadian National Railway Co.	22,347	2,021,286
Old Dominion Freight Line, Inc.	5,638	1,069,980

		3,091,266

		16,001,409

Technology — 17.4%
Computers — 6.1%
Accenture PLC Class A	15,006	3,159,813
Amdocs Ltd.	25,279	1,824,891
Apple, Inc.	8,130	2,387,375
Cognizant Technology Solutions Corp. Class A	30,201	1,873,066

		9,245,145

Semiconductors — 2.5%
Analog Devices, Inc.	12,510	1,486,689
Texas Instruments, Inc.	18,322	2,350,529

		3,837,218

Software — 8.8%
Adobe, Inc. (a)	6,828	2,251,943
Electronic Arts, Inc. (a)	18,397	1,977,862
Fidelity National Information Services, Inc.	22,612	3,145,103
Microsoft Corp.	28,732	4,531,036
salesforce.com, Inc. (a)	9,691	1,576,144

		13,482,088

		26,564,451

	Number of Shares	Value
Utilities — 0.5%
Electric — 0.5%
American Electric Power Co., Inc.	8,606	$813,353

TOTAL COMMON STOCK (Cost $92,882,109)		152,081,681

TOTAL EQUITIES (Cost $92,882,109)		152,081,681

MUTUAL FUNDS — 0.3%
Diversified Financial Services — 0.3%
State Street Navigator Securities Lending Prime Portfolio (d)	468,815	468,815

TOTAL MUTUAL FUNDS (Cost $468,815)		468,815

TOTAL LONG-TERM INVESTMENTS (Cost $93,350,924)		152,550,496

	Principal Amount
SHORT-TERM INVESTMENTS — 0.8%
Repurchase Agreement — 0.8%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/19, 0.800%, due 1/02/20 (e)	$1,250,068	1,250,068

TOTAL SHORT-TERM INVESTMENTS (Cost $1,250,068)		1,250,068

TOTAL INVESTMENTS — 100.6% (Cost $94,600,992) (f)		153,800,564

Other Assets/(Liabilities) — (0.6)%		(849,770)

NET ASSETS — 100.0%		$152,950,794

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2019, was $458,708 or 0.30% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. (Note 2).

(c)	Security is a Master Limited Partnership.
(d)	Represents investment of security lending cash collateral. (Note 2).

The accompanying notes are an integral part of the financial statements.

MML Growth & Income Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

(e)

Maturity value of $1,250,124. Collateralized by U.S. Government Agency obligations with a rate of 2.875%, maturity date of 10/15/21, and an aggregate market value, including accrued interest, of $1,275,147.

(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund – Portfolio of Investments

December 31, 2019

	Number of Shares	Value
EQUITIES — 97.6%

COMMON STOCK — 97.6%
Basic Materials — 4.9%
Chemicals — 4.9%
Air Products & Chemicals, Inc.	13,079	$3,073,434
DuPont de Nemours, Inc.	62,304	3,999,917
Element Solutions, Inc. (a)	201,820	2,357,258
Linde PLC	25,775	5,487,497

		14,918,106

Communications — 5.8%
Internet — 0.7%
eBay, Inc.	56,659	2,045,957

Media — 2.2%
Comcast Corp. Class A	149,520	6,723,914

Telecommunications — 2.9%
AT&T, Inc.	112,664	4,402,909
Verizon Communications, Inc.	73,429	4,508,541

		8,911,450

		17,681,321

Consumer, Cyclical — 9.2%
Entertainment — 0.7%
SeaWorld Entertainment, Inc. (a)	72,013	2,283,532

Food Services — 0.9%
Aramark	60,473	2,624,528

Home Builders — 0.7%
Lennar Corp. Class A	39,888	2,225,352

Home Furnishing — 0.7%
Whirlpool Corp.	14,795	2,182,706

Leisure Time — 1.6%
Norwegian Cruise Line Holdings Ltd. (a)	39,031	2,279,801
Royal Caribbean Cruises Ltd.	18,644	2,489,160

		4,768,961

Lodging — 0.9%
MGM Resorts International	78,482	2,611,096

Retail — 3.7%
Advance Auto Parts, Inc.	15,664	2,508,746
Dollar General Corp.	15,973	2,491,469
Lowe’s Cos., Inc.	52,301	6,263,568

		11,263,783

		27,959,958

Consumer, Non-cyclical — 14.8%
Beverages — 1.7%
Coca-Cola European Partners PLC	40,225	2,046,648
Molson Coors Brewing Co. Class B	55,120	2,970,968

		5,017,616

	Number of Shares	Value
Biotechnology — 1.9%
Corteva, Inc.	194,896	$5,761,126

Commercial Services — 0.3%
Nielsen Holdings PLC	41,741	847,342

Health Care – Products — 2.4%
Medtronic PLC	64,974	7,371,300

Health Care – Services — 3.9%
Anthem, Inc.	8,078	2,439,798
Envista Holdings Corp. (a)	53,346	1,581,176
UnitedHealth Group, Inc.	27,110	7,969,798

		11,990,772

Pharmaceuticals — 4.6%
Cigna Corp.	15,036	3,074,711
CVS Health Corp.	96,420	7,163,042
Johnson & Johnson	25,931	3,782,555

		14,020,308

		45,008,464

Energy — 10.7%
Oil & Gas — 9.9%
BP PLC Sponsored ADR	73,957	2,791,137
Chevron Corp.	15,400	1,855,854
EOG Resources, Inc.	57,518	4,817,707
Hess Corp.	67,921	4,537,802
Kosmos Energy Ltd.	413,694	2,358,056
Parsley Energy, Inc. Class A	86,277	1,631,498
Phillips 66	57,785	6,437,827
Valero Energy Corp.	58,772	5,503,998

		29,933,879

Oil & Gas Services — 0.8%
Schlumberger Ltd.	63,134	2,537,987

		32,471,866

Financial — 24.6%
Banks — 9.5%
The Bank of New York Mellon Corp.	42,119	2,119,849
JP Morgan Chase & Co.	46,230	6,444,462
Northern Trust Corp.	56,874	6,042,294
US Bancorp	116,504	6,907,522
Wells Fargo & Co.	138,719	7,463,082

		28,977,209

Diversified Financial Services — 3.1%
American Express Co.	42,661	5,310,868
E*TRADE Financial Corp.	37,340	1,694,116
Navient Corp.	55,081	753,508
SLM Corp.	189,472	1,688,195

		9,446,687

Insurance — 4.9%
American International Group, Inc.	25,567	1,312,354

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Berkshire Hathaway, Inc. Class B (a)	10,879	$2,464,093
Chubb Ltd.	43,516	6,773,701
Fidelity National Financial, Inc.	34,262	1,553,782
Willis Towers Watson PLC	13,752	2,777,079

		14,881,009

Real Estate Investment Trusts (REITS) — 5.0%
Healthpeak Properties, Inc.	161,888	5,580,280
Liberty Property Trust	37,366	2,243,828
MGM Growth Properties LLC Class A	98,978	3,065,349
Simon Property Group, Inc.	27,843	4,147,493

		15,036,950

Savings & Loans — 2.1%
New York Community Bancorp, Inc.	535,113	6,432,058

		74,773,913

Industrial — 12.2%
Aerospace & Defense — 3.5%
General Dynamics Corp.	14,224	2,508,402
Spirit AeroSystems Holdings, Inc. Class A	31,114	2,267,588
United Technologies Corp.	38,364	5,745,393

		10,521,383

Building Materials — 0.6%
Owens Corning	25,857	1,683,808

Engineering & Construction — 0.8%
Jacobs Engineering Group, Inc.	26,982	2,423,793

Hand & Machine Tools — 1.8%
Stanley Black & Decker, Inc.	33,797	5,601,515

Machinery – Diversified — 2.3%
Deere & Co.	13,235	2,293,096
Westinghouse Air Brake Technologies Corp.	59,738	4,647,617

		6,940,713

Miscellaneous – Manufacturing — 2.6%
General Electric Co.	708,197	7,903,479

Transportation — 0.6%
J.B. Hunt Transport Services, Inc.	16,462	1,922,432

		36,997,123

Technology — 7.7%
Semiconductors — 4.9%
Broadcom, Inc.	8,210	2,594,524
Marvell Technology Group Ltd.	110,991	2,947,921
Microchip Technology, Inc.	20,493	2,146,027
QUALCOMM, Inc.	51,144	4,512,435
Texas Instruments, Inc.	19,039	2,442,514

		14,643,421

	Number of Shares	Value
Software — 2.8%
Microsoft Corp.	14,602	$2,302,735
Oracle Corp.	117,648	6,232,991

		8,535,726

		23,179,147

Utilities — 7.7%
Electric — 7.7%
Dominion Energy, Inc.	85,350	7,068,687
Edison International	60,675	4,575,502
Entergy Corp.	37,146	4,450,091
Exelon Corp.	160,212	7,304,065

		23,398,345

TOTAL COMMON STOCK (Cost $265,740,002)		296,388,243

TOTAL EQUITIES (Cost $265,740,002)		296,388,243

TOTAL LONG-TERM INVESTMENTS (Cost $265,740,002)		296,388,243

	Principal Amount
SHORT-TERM INVESTMENTS — 2.2%
Repurchase Agreement — 2.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/19, 0.800%, due 1/02/20 (b)	$6,830,009	6,830,009

TOTAL SHORT-TERM INVESTMENTS (Cost $6,830,009)		6,830,009

TOTAL INVESTMENTS — 99.8% (Cost $272,570,011) (c)		303,218,252

Other Assets/(Liabilities) — 0.2%		507,782

NET ASSETS — 100.0%		$303,726,034

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Maturity value of $6,830,313. Collateralized by U.S. Government Agency obligations with a rate of 2.875%, maturity date of 10/15/21, and an aggregate market value, including accrued interest, of $6,972,172.

(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

Country weightings, as a percentage of net assets, is as follows:

United States	85.1%
Ireland	5.1%
Switzerland	2.2%
United Kingdom	1.9%
Bermuda	1.7%
Netherlands	0.8%
Liberia	0.8%

Total Long-Term Investments	97.6%
Short-Term Investments and Other Assets and Liabilities	2.4%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML International Equity Fund – Portfolio of Investments

December 31, 2019

	Number of Shares	Value
EQUITIES — 97.6%

COMMON STOCK — 97.2%
Australia — 2.4%
AMP Ltd.	1,192,694	$1,603,681
Brambles Ltd.	124,900	1,029,495
Orica Ltd.	111,867	1,728,933

		4,362,109

Canada — 2.2%
Cenovus Energy, Inc.	270,615	2,750,851
Open Text Corp.	29,700	1,308,717

		4,059,568

Cayman Islands — 1.7%
Baidu, Inc. Sponsored ADR (a)	20,905	2,642,392
Trip.com Group Ltd. (a)	15,400	516,516

		3,158,908

Finland — 0.8%
UPM-Kymmene OYJ	41,800	1,448,682

France — 11.5%
Accor SA	86,100	4,041,832
BNP Paribas SA	115,050	6,848,604
Bureau Veritas SA	57,487	1,502,182
EssilorLuxottica SA	8,505	1,299,204
Publicis Groupe SA	85,257	3,860,322
Valeo SA	103,810	3,675,633

		21,227,777

Germany — 18.1%
Allianz SE Registered	18,665	4,576,859
Bayer AG Registered	68,394	5,590,525
Bayerische Motoren Werke AG	74,550	6,137,065
Continental AG	51,455	6,681,867
Daimler AG Registered	116,003	6,431,575
Henkel AG & Co. KGaA	5,100	480,225
thyssenkrupp AG	265,000	3,578,305

		33,476,421

India — 0.6%
Axis Bank Ltd.	112,442	1,186,415

Indonesia — 0.8%
Bank Mandiri Persero Tbk PT	2,653,800	1,463,020

Ireland — 3.0%
Ryanair Holdings PLC Sponsored ADR (a)	59,410	5,204,910
Willis Towers Watson PLC	1,764	356,222

		5,561,132

Italy — 3.5%
Intesa Sanpaolo SpA	2,494,500	6,575,830

Japan — 3.5%
Komatsu Ltd.	134,300	3,219,892

	Number of Shares	Value
Olympus Corp.	37,300	$574,389
Toyota Motor Corp.	39,300	2,767,104

		6,561,385

Mexico — 1.0%
Grupo Televisa SAB Sponsored ADR	153,100	1,795,863

Netherlands — 6.2%
ASML Holding NV	320	95,299
CNH Industrial NV	567,708	6,231,946
EXOR NV	51,900	4,024,971
Prosus NV (a)	15,040	1,125,403

		11,477,619

Republic of Korea — 3.1%
NAVER Corp.	23,825	3,838,044
Samsung Electronics Co. Ltd.	37,950	1,828,595

		5,666,639

South Africa — 2.0%
Naspers Ltd.	22,540	3,684,207

Sweden — 5.9%
Hennes & Mauritz AB Class B	200,518	4,076,083
SKF AB Class B	148,500	3,008,605
Volvo AB Class B	233,070	3,911,262

		10,995,950

Switzerland — 7.6%
Cie Financiere Richemont SA Registered	30,740	2,413,013
Credit Suisse Group AG Registered	483,923	6,567,299
Kuehne & Nagel International AG Registered	3,905	658,255
LafargeHolcim Ltd. Registered	42,459	2,354,427
The Swatch Group AG	7,520	2,096,164

		14,089,158

Taiwan — 0.3%
Taiwan Semiconductor Manufacturing Co. Ltd.	42,000	465,128

United Kingdom — 23.0%
Ashtead Group PLC	114,574	3,666,439
Bunzl PLC	31,100	850,912
Ferguson PLC	14,403	1,308,607
G4S PLC	602,800	1,753,039
Glencore PLC	2,604,900	8,145,326
Liberty Global PLC Series A (a)	84,900	1,930,626
Liberty Global PLC Series C (a)	55,600	1,211,802
Lloyds Banking Group PLC	6,750,800	5,634,396
Meggitt PLC	20,038	174,610
Reckitt Benckiser Group PLC	21,140	1,716,695
Rolls-Royce Holdings PLC	506,900	4,590,064
Royal Bank of Scotland Group PLC	907,100	2,907,395
Schroders PLC	88,600	3,940,035

The accompanying notes are an integral part of the financial statements.

MML International Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Smiths Group PLC	57,700	$1,290,016
WPP PLC	252,400	3,552,141

		42,672,103

TOTAL COMMON STOCK (Cost $181,349,520)		179,927,914

PREFERRED STOCK — 0.4%
Germany — 0.4%
Henkel AG & Co. KGaA 1.95%	7,500	775,594

TOTAL PREFERRED STOCK (Cost $772,560)		775,594

TOTAL EQUITIES (Cost $182,122,080)		180,703,508

TOTAL LONG-TERM INVESTMENTS (Cost $182,122,080)		180,703,508

	Principal Amount
SHORT-TERM INVESTMENTS — 2.3%
Repurchase Agreement — 2.3%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/19, 0.800%, due 1/02/20 (b)	$4,311,643	4,311,643

TOTAL SHORT-TERM INVESTMENTS (Cost $4,311,643)		4,311,643

TOTAL INVESTMENTS — 99.9% (Cost $186,433,723) (c)		185,015,151

Other Assets/(Liabilities) — 0.1%		203,463

NET ASSETS — 100.0%		$185,218,614

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Maturity value of $4,311,834. Collateralized by U.S. Government Agency obligations with a rate of 2.875%, maturity date of 10/15/21, and an aggregate market value, including accrued interest, of $4,401,312.

(c)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Consumer, Cyclical	26.8%
Financial	24.7%
Communications	13.0%
Industrial	12.6%
Consumer, Non-cyclical	9.9%
Basic Materials	7.1%
Technology	2.0%
Energy	1.5%

Total Long-Term Investments	97.6%
Short-Term Investments and Other Assets and Liabilities	2.4%

Net Assets	100.0%

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
State Street Bank and Trust Co.*	6/17/20	USD	1,400,206	CHF	1,361,000	$(22,311)

*	Contracts are subject to a Master Netting Agreement.

Currency Legend

CHF	Swiss Franc
USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MML Large Cap Growth Fund – Portfolio of Investments

December 31, 2019

	Number of Shares	Value
EQUITIES — 99.3%

COMMON STOCK — 99.3%
Communications — 27.5%
Internet — 23.4%
Alibaba Group Holding Ltd. Sponsored ADR (a)	30,792	$6,530,983
Alphabet, Inc. Class A (a)	2,396	3,209,178
Alphabet, Inc. Class C (a)	2,401	3,210,185
Amazon.com, Inc. (a)	3,615	6,679,942
Facebook, Inc. Class A (a)	31,699	6,506,220

		26,136,508

Media — 1.6%
FactSet Research Systems, Inc.	6,869	1,842,953

Telecommunications — 2.5%
Cisco Systems, Inc.	58,064	2,784,749

		30,764,210

Consumer, Cyclical — 5.3%
Retail — 5.3%
Starbucks Corp.	28,730	2,525,942
Yum China Holdings, Inc.	33,406	1,603,822
Yum! Brands, Inc.	18,348	1,848,194

		5,977,958

Consumer, Non-cyclical — 29.2%
Beverages — 6.0%
The Coca-Cola Co.	50,104	2,773,256
Monster Beverage Corp. (a)	61,878	3,932,347

		6,705,603

Biotechnology — 5.0%
Amgen, Inc.	8,624	2,078,988
Regeneron Pharmaceuticals, Inc. (a)	9,356	3,512,991

		5,591,979

Commercial Services — 1.0%
Automatic Data Processing, Inc.	6,261	1,067,500

Cosmetics & Personal Care — 4.8%
Colgate-Palmolive Co.	29,201	2,010,197
The Procter & Gamble Co.	26,461	3,304,979

		5,315,176

Foods — 2.3%
Danone SA Sponsored ADR	154,216	2,543,022

Health Care – Products — 0.9%
Alcon, Inc. (a)	284	16,066
Varian Medical Systems, Inc. (a)	7,053	1,001,596

		1,017,662

Pharmaceuticals — 9.2%
Merck & Co., Inc.	14,747	1,341,240
Novartis AG Sponsored ADR	25,819	2,444,801

	Number of Shares	Value
Novo Nordisk A/S Sponsored ADR	53,735	$3,110,182
Roche Holding AG Sponsored ADR	84,378	3,430,809

		10,327,032

		32,567,974

Energy — 1.7%
Oil & Gas Services — 1.7%
Schlumberger Ltd.	48,413	1,946,203

Financial — 9.1%
Diversified Financial Services — 9.1%
American Express Co.	382	47,555
SEI Investments Co.	39,040	2,556,339
Visa, Inc. Class A	40,070	7,529,153

		10,133,047

Industrial — 5.2%
Machinery – Diversified — 2.5%
Deere & Co.	16,235	2,812,876

Transportation — 2.7%
Expeditors International of Washington, Inc.	37,758	2,945,879

		5,758,755

Technology — 21.3%
Semiconductors — 6.1%
NVIDIA Corp.	14,828	3,489,029
QUALCOMM, Inc.	38,353	3,383,885

		6,872,914

Software — 15.2%
Autodesk, Inc. (a)	27,058	4,964,061
Cerner Corp.	34,834	2,556,467
Microsoft Corp.	28,839	4,547,910
Oracle Corp.	91,652	4,855,723

		16,924,161

		23,797,075

TOTAL COMMON STOCK (Cost $70,624,899)		110,945,222

TOTAL EQUITIES (Cost $70,624,899)		110,945,222

TOTAL LONG-TERM INVESTMENTS (Cost $70,624,899)		110,945,222

The accompanying notes are an integral part of the financial statements.

MML Large Cap Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.9%
Repurchase Agreement — 0.9%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/19, 0.800%, due 1/02/20 (b)	$994,403	$994,403

TOTAL SHORT-TERM INVESTMENTS (Cost $994,403)		994,403

TOTAL INVESTMENTS — 100.2% (Cost $71,619,302) (c)		111,939,625

Other Assets/(Liabilities) — (0.2)%		(274,287)

NET ASSETS — 100.0%		$111,665,338

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Maturity value of $994,447. Collateralized by U.S. Government Agency obligations with a rate of 2.875%, maturity date of 10/15/21, and an aggregate market value, including accrued interest, of $1,018,061.

(c)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	81.4%
Cayman Islands	5.8%
Switzerland	5.3%
Denmark	2.8%
France	2.3%
Netherlands	1.7%

Total Long-Term Investments	99.3%
Short-Term Investments and Other Assets and Liabilities	0.7%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments

December 31, 2019

	Number of Shares	Value
EQUITIES — 97.0%

COMMON STOCK — 97.0%
Basic Materials — 2.1%
Chemicals — 1.7%
Air Products & Chemicals, Inc. (a)	1,260	$296,087
Albemarle Corp.	652	47,622
Celanese Corp. (a)	649	79,905
CF Industries Holdings, Inc. (a)	1,227	58,577
Dow, Inc. (a) (b)	4,242	232,165
DuPont de Nemours, Inc. (a)	4,113	264,055
Eastman Chemical Co. (a)	733	58,098
Ecolab, Inc. (a)	1,401	270,379
FMC Corp. (a)	733	73,168
International Flavors & Fragrances, Inc. (a) (c)	599	77,283
Linde PLC (a)	3,013	641,468
LyondellBasell Industries NV Class A (a)	1,377	130,099
The Mosaic Co. (a)	2,185	47,283
PPG Industries, Inc. (a)	1,335	178,209
The Sherwin-Williams Co. (a)	469	273,680

		2,728,078

Forest Products & Paper — 0.1%
International Paper Co. (a)	2,269	104,487

Iron & Steel — 0.1%
Nucor Corp. (a)	1,732	97,477

Mining — 0.2%
Freeport-McMoRan, Inc. (a)	8,298	108,870
Newmont Goldcorp Corp. (a)	4,522	196,481

		305,351

		3,235,393

Communications — 14.2%
Advertising — 0.1%
The Interpublic Group of Cos., Inc. (a)	2,339	54,031
Omnicom Group, Inc. (a)	1,262	102,247

		156,278

Internet — 8.8%
Alphabet, Inc. Class A (a) (b)	1,685	2,256,872
Alphabet, Inc. Class C (a) (b)	1,682	2,248,868
Amazon.com, Inc. (a) (b)	2,341	4,325,793
Booking Holdings, Inc. (a) (b)	234	480,573
CDW Corp. (a)	791	112,986
eBay, Inc. (a)	4,484	161,917
Expedia Group, Inc. (a)	777	84,025
F5 Networks, Inc. (a) (b)	369	51,531
Facebook, Inc. Class A (a) (b)	13,530	2,777,032
Netflix, Inc. (a) (b)	2,458	795,335
NortonLifeLock, Inc. (a)	3,391	86,538
Twitter, Inc. (a) (b)	4,531	145,219

	Number of Shares	Value
VeriSign, Inc. (a) (b)	557	$107,323

		13,634,012

Media — 2.2%
Charter Communications, Inc. Class A (a) (b)	876	424,930
Comcast Corp. Class A (a)	25,484	1,146,015
Discovery, Inc. Class A (b) (c)	968	31,692
Discovery, Inc. Class C (a) (b)	1,916	58,419
DISH Network Corp. Class A (a) (b)	1,452	51,502
Fox Corp. Class A (a)	2,022	74,956
Fox Corp. Class B (b)	961	34,980
News Corp. Class A	2,369	33,498
News Corp. Class B	778	11,289
ViacomCBS, Inc. Class B (a)	2,949	123,770
The Walt Disney Co. (a)	10,125	1,464,379

		3,455,430

Telecommunications — 3.1%
Arista Networks, Inc. (a) (b)	302	61,427
AT&T, Inc. (a)	41,085	1,605,602
CenturyLink, Inc. (a)	5,528	73,025
Cisco Systems, Inc. (a)	23,836	1,143,174
Corning, Inc. (a)	4,178	121,622
Juniper Networks, Inc. (a)	1,692	41,674
Motorola Solutions, Inc. (a)	937	150,988
T-Mobile US, Inc. (a) (b)	1,726	135,353
Verizon Communications, Inc. (a)	23,315	1,431,541

		4,764,406

		22,010,126

Consumer, Cyclical — 8.2%
Airlines — 0.4%
Alaska Air Group, Inc. (a)	695	47,086
American Airlines Group, Inc. (a)	2,191	62,838
Delta Air Lines, Inc. (a)	3,137	183,452
Southwest Airlines Co. (a)	2,807	151,522
United Airlines Holdings, Inc. (a) (b)	1,229	108,262

		553,160

Apparel — 0.7%
Capri Holdings Ltd. (b)	924	35,251
Hanesbrands, Inc.	2,164	32,135
NIKE, Inc. Class B (a)	6,963	705,421
PVH Corp.	399	41,955
Ralph Lauren Corp.	237	27,781
Tapestry, Inc.	1,371	36,976
Under Armour, Inc. Class A (b) (c)	1,136	24,538
Under Armour, Inc. Class C (b)	1,292	24,780
VF Corp. (a)	1,830	182,378

		1,111,215

Auto Manufacturers — 0.5%
Cummins, Inc. (a)	849	151,937

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Ford Motor Co. (a)	22,244	$206,869
General Motors Co. (a)	7,235	264,801
PACCAR, Inc. (a)	1,957	154,799

		778,406

Auto Parts & Equipment — 0.1%
Aptiv PLC (a)	1,430	135,807
BorgWarner, Inc. (a)	1,054	45,723

		181,530

Distribution & Wholesale — 0.2%
Copart, Inc. (a) (b)	1,159	105,399
Fastenal Co. (a)	3,077	113,695
LKQ Corp. (a) (b)	1,713	61,154
W.W. Grainger, Inc. (a)	255	86,323

		366,571

Entertainment — 0.0%
Live Nation Entertainment, Inc. (a) (b)	743	53,102

Home Builders — 0.2%
D.R. Horton, Inc. (a)	1,958	103,285
Lennar Corp. Class A (a)	1,593	88,873
NVR, Inc. (a) (b)	19	72,360
PulteGroup, Inc. (a)	1,475	57,230

		321,748

Home Furnishing — 0.1%
Leggett & Platt, Inc.	812	41,274
Whirlpool Corp. (a)	388	57,242

		98,516

Housewares — 0.0%
Newell Brands, Inc.	2,122	40,785

Leisure Time — 0.2%
Carnival Corp. (a)	2,279	115,842
Harley-Davidson, Inc.	755	28,078
Norwegian Cruise Line Holdings Ltd. (a) (b)	1,207	70,501
Royal Caribbean Cruises Ltd. (a)	997	133,109

		347,530

Lodging — 0.5%
Hilton Worldwide Holdings, Inc. (a)	1,551	172,022
Las Vegas Sands Corp. (a)	1,856	128,138
Marriott International, Inc. Class A (a)	1,498	226,842
MGM Resorts International (a)	2,921	97,182
Wynn Resorts Ltd. (a)	545	75,684

		699,868

Retail — 5.2%
Advance Auto Parts, Inc. (a)	402	64,384
AutoZone, Inc. (a) (b)	131	156,062
Best Buy Co., Inc. (a)	1,245	109,311
CarMax, Inc. (a) (b)	938	82,235
Chipotle Mexican Grill, Inc. (a) (b)	151	126,404
Costco Wholesale Corp. (a)	2,480	728,922

	Number of Shares	Value
Darden Restaurants, Inc. (a)	692	$75,435
Dollar General Corp. (a)	1,456	227,107
Dollar Tree, Inc. (a) (b)	1,289	121,231
The Gap, Inc. (a)	1,218	21,534
Genuine Parts Co. (a)	810	86,046
The Home Depot, Inc. (a)	6,126	1,337,796
Kohl’s Corp. (a)	816	41,575
L Brands, Inc.	1,502	27,216
Lowe’s Cos., Inc. (a)	4,288	513,531
Macy’s, Inc.	1,896	32,232
McDonald’s Corp. (a)	4,220	833,914
Nordstrom, Inc. (c)	655	26,809
O’Reilly Automotive, Inc. (a) (b)	436	191,081
Ross Stores, Inc. (a)	2,067	240,640
Starbucks Corp. (a)	6,610	581,151
Target Corp. (a)	2,835	363,475
Tiffany & Co. (a)	613	81,928
The TJX Cos., Inc. (a)	6,887	420,520
Tractor Supply Co. (a)	667	62,325
Ulta Salon Cosmetics & Fragrance, Inc. (a) (b)	307	77,714
Walgreens Boots Alliance, Inc. (a)	4,152	244,802
Walmart, Inc. (a)	7,985	948,937
Yum! Brands, Inc. (a)	1,728	174,061

		7,998,378

Textiles — 0.0%
Mohawk Industries, Inc. (a) (b)	367	50,051

Toys, Games & Hobbies — 0.1%
Hasbro, Inc. (a)	734	77,518

		12,678,378

Consumer, Non-cyclical — 21.3%
Agriculture — 0.9%
Altria Group, Inc. (a)	10,458	521,959
Archer-Daniels-Midland Co. (a)	3,009	139,467
Philip Morris International, Inc. (a)	8,741	743,772

		1,405,198

Beverages — 1.8%
Brown-Forman Corp. Class B (a)	1,027	69,425
The Coca-Cola Co. (a)	21,702	1,201,206
Constellation Brands, Inc. Class A (a)	953	180,832
Molson Coors Brewing Co. Class B (a)	1,039	56,002
Monster Beverage Corp. (a) (b)	2,110	134,090
PepsiCo, Inc. (a)	7,856	1,073,680

		2,715,235

Biotechnology — 1.7%
Alexion Pharmaceuticals, Inc. (a) (b)	1,215	131,402
Amgen, Inc. (a)	3,341	805,415
Biogen, Inc. (a) (b)	1,003	297,620
Corteva, Inc. (a)	4,321	127,729
Gilead Sciences, Inc. (a)	7,068	459,278

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Illumina, Inc. (a) (b)	838	$277,998
Incyte Corp. (a) (b)	1,024	89,416
Regeneron Pharmaceuticals, Inc. (a) (b)	462	173,472
Vertex Pharmaceuticals, Inc. (a) (b)	1,466	320,981

		2,683,311

Commercial Services — 2.0%
Automatic Data Processing, Inc. (a)	2,421	412,781
Cintas Corp. (a)	469	126,199
Equifax, Inc. (a)	684	95,842
FleetCor Technologies, Inc. (a) (b)	474	136,379
Gartner, Inc. (a) (b)	512	78,899
Global Payments, Inc. (a)	1,672	305,240
H&R Block, Inc.	1,252	29,397
IHS Markit Ltd. (a) (b)	2,254	169,839
MarketAxess Holdings, Inc. (a)	217	82,267
Moody’s Corp. (a)	906	215,094
Nielsen Holdings PLC	2,194	44,538
PayPal Holdings, Inc. (a) (b)	6,574	711,110
Quanta Services, Inc.	892	36,313
Robert Half International, Inc.	727	45,910
Rollins, Inc.	761	25,235
S&P Global, Inc. (a)	1,369	373,805
United Rentals, Inc. (a) (b)	443	73,879
Verisk Analytics, Inc. (a)	885	132,166

		3,094,893

Cosmetics & Personal Care — 1.5%
Colgate-Palmolive Co. (a)	4,736	326,026
Coty, Inc. Class A	1,888	21,240
The Estee Lauder Cos., Inc. Class A (a)	1,261	260,447
The Procter & Gamble Co. (a)	14,021	1,751,223

		2,358,936

Foods — 1.3%
Campbell Soup Co. (a)	958	47,344
Conagra Brands, Inc. (a)	2,744	93,955
General Mills, Inc. (a)	3,439	184,193
The Hershey Co. (a)	861	126,550
Hormel Foods Corp. (a)	1,565	70,597
The J.M. Smucker Co. (a)	638	66,435
Kellogg Co. (a)	1,395	96,478
The Kraft Heinz Co. (a)	3,558	114,318
The Kroger Co. (a)	4,681	135,702
Lamb Weston Holdings, Inc. (a)	828	71,233
McCormick & Co., Inc. (a)	719	122,036
Mondelez International, Inc. Class A (a)	8,022	441,852
Sysco Corp. (a)	2,841	243,019
Tyson Foods, Inc. Class A (a)	1,696	154,404

		1,968,116

	Number of Shares	Value
Health Care – Products — 3.6%
Abbott Laboratories (a)	9,919	$861,564
ABIOMED, Inc. (b)	279	47,595
Baxter International, Inc. (a)	2,830	236,645
Boston Scientific Corp. (a) (b)	7,955	359,725
The Cooper Cos., Inc. (a)	276	88,676
Danaher Corp. (a)	3,578	549,151
Edwards Lifesciences Corp. (a) (b)	1,189	277,382
Henry Schein, Inc. (a) (b)	835	55,711
Hologic, Inc. (a) (b)	1,493	77,950
IDEXX Laboratories, Inc. (a) (b)	469	122,470
Intuitive Surgical, Inc. (a) (b)	643	380,109
Medtronic PLC (a)	7,526	853,825
ResMed, Inc. (a)	830	128,625
STERIS PLC (a)	430	65,541
Stryker Corp. (a)	1,835	385,240
Teleflex, Inc. (a)	263	99,004
Thermo Fisher Scientific, Inc. (a)	2,251	731,282
Varian Medical Systems, Inc. (a) (b)	511	72,567
Zimmer Biomet Holdings, Inc. (a)	1,136	170,036

		5,563,098

Health Care – Services — 2.0%
Anthem, Inc. (a)	1,418	428,279
Centene Corp. (a) (b)	2,377	149,442
DaVita, Inc. (b)	531	39,841
HCA Healthcare, Inc. (a)	1,521	224,819
Humana, Inc. (a)	739	270,858
IQVIA Holdings, Inc. (a) (b)	1,033	159,609
Laboratory Corp. of America Holdings (a) (b)	561	94,904
Quest Diagnostics, Inc. (a)	765	81,694
UnitedHealth Group, Inc. (a)	5,330	1,566,914
Universal Health Services, Inc. Class B (a)	455	65,274
WellCare Health Plans, Inc. (a) (b)	287	94,770

		3,176,404

Household Products — 0.3%
Avery Dennison Corp. (a)	475	62,140
Church & Dwight Co., Inc. (a)	1,397	98,265
The Clorox Co. (a)	730	112,084
Kimberly-Clark Corp. (a)	1,959	269,460

		541,949

Pharmaceuticals — 6.2%
AbbVie, Inc. (a)	8,308	735,590
Align Technology, Inc. (a) (b)	420	117,197
Allergan PLC (a)	1,878	359,017
AmerisourceBergen Corp. (a)	873	74,222
Becton Dickinson and Co. (a)	1,509	410,403
Bristol-Myers Squibb Co. (a)	13,164	844,997
Cardinal Health, Inc. (a)	1,722	87,099
Cigna Corp. (a)	2,081	425,544

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
CVS Health Corp. (a)	7,278	$540,683
Dentsply Sirona, Inc. (a)	1,307	73,963
Eli Lilly & Co. (a)	4,743	623,373
Johnson & Johnson (a)	14,809	2,160,189
McKesson Corp. (a)	982	135,830
Merck & Co., Inc. (a)	14,332	1,303,495
Mylan NV (a) (b)	2,850	57,285
Perrigo Co. PLC (a)	770	39,778
Pfizer, Inc. (a)	31,120	1,219,282
Zoetis, Inc. (a)	2,661	352,183

		9,560,130

		33,067,270

Energy — 4.2%
Oil & Gas — 3.4%
Apache Corp. (a)	2,040	52,204
Cabot Oil & Gas Corp. (a)	2,153	37,484
Chevron Corp. (a)	10,637	1,281,865
Cimarex Energy Co.	535	28,082
Concho Resources, Inc. (a)	1,144	100,180
ConocoPhillips (a)	6,134	398,894
Devon Energy Corp. (a)	2,208	57,342
Diamondback Energy, Inc. (a)	860	79,860
EOG Resources, Inc. (a)	3,292	275,738
Exxon Mobil Corp. (a)	23,793	1,660,275
Helmerich & Payne, Inc.	684	31,074
Hess Corp. (a)	1,462	97,676
HollyFrontier Corp. (a)	942	47,769
Marathon Oil Corp. (a)	4,356	59,154
Marathon Petroleum Corp. (a)	3,599	216,840
Noble Energy, Inc. (a)	2,484	61,702
Occidental Petroleum Corp. (a)	5,060	208,523
Phillips 66 (a)	2,490	277,411
Pioneer Natural Resources Co. (a)	966	146,223
Valero Energy Corp. (a)	2,281	213,616

		5,331,912

Oil & Gas Services — 0.4%
Baker Hughes Co. (a)	3,657	93,729
Halliburton Co. (a)	4,999	122,326
National Oilwell Varco, Inc. (a)	2,366	59,268
Schlumberger Ltd. (a)	7,916	318,223
TechnipFMC PLC (a)	2,301	49,333

		642,879

Pipelines — 0.4%
Kinder Morgan, Inc. (a)	10,995	232,764
ONEOK, Inc. (a)	2,323	175,781
The Williams Cos., Inc. (a)	6,634	157,359

		565,904

		6,540,695

Financial — 17.1%
Banks — 6.3%
Bank of America Corp. (a)	45,583	1,605,433

	Number of Shares	Value
The Bank of New York Mellon Corp. (a)	4,674	$235,243
Citigroup, Inc. (a)	12,269	980,170
Citizens Financial Group, Inc. (a)	2,344	95,190
Comerica, Inc. (a)	799	57,328
Fifth Third Bancorp (a)	3,881	119,302
First Republic Bank (a)	954	112,047
The Goldman Sachs Group, Inc. (a)	1,775	408,126
Huntington Bancshares, Inc. (a)	5,841	88,082
JP Morgan Chase & Co. (a)	17,679	2,464,453
KeyCorp (a)	5,361	108,507
M&T Bank Corp. (a)	776	131,726
Morgan Stanley (a)	6,854	350,377
Northern Trust Corp. (a)	1,166	123,876
The PNC Financial Services Group, Inc. (a)	2,470	394,286
Regions Financial Corp. (a)	5,202	89,266
State Street Corp. (a)	2,011	159,070
SVB Financial Group (a) (b)	291	73,053
Truist Financial Corp. (a)	7,528	423,977
US Bancorp (a)	8,006	474,676
Wells Fargo & Co. (a)	21,678	1,166,276
Zions Bancorp NA (a)	946	49,116

		9,709,580

Diversified Financial Services — 4.1%
Alliance Data Systems Corp.	242	27,152
American Express Co. (a)	3,765	468,705
Ameriprise Financial, Inc. (a)	692	115,273
BlackRock, Inc. (a)	670	336,809
Capital One Financial Corp. (a)	2,591	266,640
Cboe Global Markets, Inc. (a)	633	75,960
The Charles Schwab Corp. (a)	6,382	303,528
CME Group, Inc. (a)	2,052	411,877
Discover Financial Services (a)	1,799	152,591
E*TRADE Financial Corp. (a)	1,339	60,750
Franklin Resources, Inc.	1,547	40,191
Intercontinental Exchange, Inc. (a)	3,110	287,831
Invesco Ltd.	2,038	36,643
Mastercard, Inc. Class A (a)	4,988	1,489,367
Nasdaq, Inc. (a)	649	69,508
Raymond James Financial, Inc. (a)	684	61,191
Synchrony Financial (a)	3,463	124,703
T. Rowe Price Group, Inc. (a)	1,292	157,417
Visa, Inc. Class A (a)	9,621	1,807,786
The Western Union Co. (c)	2,377	63,656

		6,357,578

Insurance — 3.8%
Aflac, Inc. (a)	4,239	224,243
The Allstate Corp. (a)	1,813	203,872
American International Group, Inc. (a)	4,849	248,899
Aon PLC (a)	1,314	273,693
Arthur J Gallagher & Co. (a)	1,041	99,134

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Assurant, Inc. (a)	369	$48,369
Berkshire Hathaway, Inc. Class B (a) (b)	11,024	2,496,936
Chubb Ltd. (a)	2,543	395,843
Cincinnati Financial Corp. (a)	857	90,114
Everest Re Group Ltd. (a)	229	63,396
Globe Life, Inc. (a)	525	55,256
The Hartford Financial Services Group, Inc. (a)	1,994	121,175
Lincoln National Corp. (a)	1,093	64,498
Loews Corp. (a)	1,412	74,116
Marsh & McLennan Cos., Inc. (a)	2,832	315,513
MetLife, Inc. (a)	4,405	224,523
Principal Financial Group, Inc. (a)	1,498	82,390
The Progressive Corp. (a)	3,332	241,204
Prudential Financial, Inc. (a)	2,268	212,602
The Travelers Cos., Inc. (a)	1,465	200,632
Unum Group	1,068	31,143
Willis Towers Watson PLC (a)	708	142,974
WR Berkley Corp. (a)	830	57,353

		5,967,878

Real Estate — 0.1%
CBRE Group, Inc. Class A (a) (b)	1,935	118,596

Real Estate Investment Trusts (REITS) — 2.8%
Alexandria Real Estate Equities, Inc. (a)	636	102,765
American Tower Corp. (a)	2,488	571,792
Apartment Investment & Management Co. Class A	664	34,296
AvalonBay Communities, Inc. (a)	769	161,259
Boston Properties, Inc. (a)	822	113,321
Crown Castle International Corp. (a)	2,377	337,891
Digital Realty Trust, Inc. (a)	1,146	137,222
Duke Realty Corp. (a)	2,014	69,825
Equinix, Inc. (a)	485	283,094
Equity Residential (a)	2,024	163,782
Essex Property Trust, Inc. (a)	378	113,725
Extra Space Storage, Inc. (a)	720	76,046
Federal Realty Investment Trust	336	43,253
Healthpeak Properties, Inc. (a)	2,749	94,758
Host Hotels & Resorts, Inc. (a)	4,264	79,097
Iron Mountain, Inc. (a)	1,587	50,578
Kimco Realty Corp. (a)	2,347	48,606
Mid-America Apartment Communities, Inc. (a)	635	83,731
Prologis, Inc. (a)	3,610	321,795
Public Storage (a)	854	181,868
Realty Income Corp. (a)	1,877	138,204
Regency Centers Corp. (a)	830	52,365
SBA Communications Corp. (a)	644	155,198
Simon Property Group, Inc. (a)	1,711	254,871
SL Green Realty Corp.	430	39,508

	Number of Shares	Value
UDR, Inc. (a)	1,461	$68,229
Ventas, Inc. (a)	2,145	123,852
Vornado Realty Trust (a)	828	55,062
Welltower, Inc. (a)	2,311	188,994
Weyerhaeuser Co. (a)	4,376	132,155

		4,277,142

Savings & Loans — 0.0%
People’s United Financial, Inc.	2,521	42,605

		26,473,379

Industrial — 8.5%
Aerospace & Defense — 2.3%
Arconic, Inc. (a)	2,248	69,171
The Boeing Co. (a)	3,001	977,606
General Dynamics Corp. (a)	1,333	235,074
L3 Harris Technologies, Inc. (a)	1,225	242,391
Lockheed Martin Corp. (a)	1,391	541,628
Northrop Grumman Corp. (a)	873	300,286
Raytheon Co. (a)	1,594	350,265
TransDigm Group, Inc. (a)	287	160,720
United Technologies Corp. (a)	4,548	681,108

		3,558,249

Building Materials — 0.3%
Fortune Brands Home & Security, Inc. (a)	667	43,582
Johnson Controls International PLC (a)	4,211	171,430
Martin Marietta Materials, Inc. (a)	356	99,552
Masco Corp. (a)	1,611	77,312
Vulcan Materials Co. (a)	756	108,856

		500,732

Electrical Components & Equipment — 0.3%
AMETEK, Inc. (a)	1,293	128,964
Emerson Electric Co. (a)	3,375	257,377

		386,341

Electronics — 1.2%
Agilent Technologies, Inc. (a)	1,746	148,951
Allegion PLC (a)	517	64,387
Amphenol Corp. Class A (a)	1,696	183,558
FLIR Systems, Inc.	749	39,001
Fortive Corp. (a)	1,606	122,682
Garmin Ltd. (a)	756	73,755
Honeywell International, Inc. (a)	4,019	711,363
Keysight Technologies, Inc. (a) (b)	1,065	109,301
Mettler-Toledo International, Inc. (a) (b)	141	111,853
PerkinElmer, Inc. (a)	579	56,221
TE Connectivity Ltd. (a)	1,912	183,246
Waters Corp. (a) (b)	347	81,077

		1,885,395

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Engineering & Construction — 0.0%
Jacobs Engineering Group, Inc. (a)	718	$64,498

Environmental Controls — 0.3%
Pentair PLC	965	44,265
Republic Services, Inc. (a)	1,224	109,707
Waste Management, Inc. (a)	2,167	246,951

		400,923

Hand & Machine Tools — 0.1%
Snap-on, Inc. (a)	303	51,328
Stanley Black & Decker, Inc. (a)	824	136,570

		187,898

Machinery – Construction & Mining — 0.3%
Caterpillar, Inc. (a)	3,092	456,627

Machinery – Diversified — 0.7%
Deere & Co. (a)	1,762	305,284
Dover Corp. (a)	819	94,398
Flowserve Corp.	797	39,667
IDEX Corp. (a)	422	72,584
Rockwell Automation, Inc. (a)	672	136,194
Roper Technologies, Inc. (a)	596	211,121
Westinghouse Air Brake Technologies Corp. (a)	1,025	79,745
Xylem, Inc. (a)	1,040	81,942

		1,020,935

Miscellaneous – Manufacturing — 1.3%
3M Co. (a)	3,222	568,425
A.O. Smith Corp.	853	40,637
Eaton Corp. PLC (a)	2,288	216,719
General Electric Co. (a)	48,925	546,003
Illinois Tool Works, Inc. (a)	1,633	293,336
Ingersoll-Rand PLC (a)	1,372	182,366
Parker-Hannifin Corp. (a)	720	148,191
Textron, Inc. (a)	1,300	57,980

		2,053,657

Packaging & Containers — 0.2%
Amcor PLC (a) (b)	9,324	101,072
Ball Corp. (a)	1,770	114,466
Packaging Corp. of America (a)	520	58,235
Sealed Air Corp.	982	39,113
WestRock Co. (a)	1,428	61,275

		374,161

Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc. (a)	254	63,724

Transportation — 1.5%
C.H. Robinson Worldwide, Inc. (a)	754	58,963
CSX Corp. (a)	4,347	314,549
Expeditors International of Washington, Inc. (a)	982	76,616
FedEx Corp. (a)	1,356	205,041
J.B. Hunt Transport Services, Inc. (a)	480	56,054

	Number of Shares	Value
Kansas City Southern (a)	570	$87,301
Norfolk Southern Corp. (a)	1,453	282,071
Old Dominion Freight Line, Inc. (a)	367	69,649
Union Pacific Corp. (a)	3,895	704,177
United Parcel Service, Inc. Class B (a)	3,925	459,460

		2,313,881

		13,267,021

Technology — 18.2%
Computers — 6.0%
Accenture PLC Class A (a)	3,575	752,788
Apple, Inc. (a)	23,491	6,898,132
Cognizant Technology Solutions Corp. Class A (a)	3,032	188,045
DXC Technology Co. (a)	1,434	53,904
Fortinet, Inc. (a) (b)	816	87,116
Hewlett Packard Enterprise Co. (a)	7,102	112,638
HP, Inc. (a)	8,401	172,640
International Business Machines Corp. (a)	4,967	665,777
Leidos Holdings, Inc. (a)	781	76,452
NetApp, Inc. (a)	1,213	75,509
Seagate Technology PLC (a)	1,392	82,824
Western Digital Corp. (a)	1,678	106,503

		9,272,328

Office & Business Equipment — 0.1%
Xerox Holdings Corp. (a)	1,051	38,750
Zebra Technologies Corp. Class A (a) (b)	296	75,610

		114,360

Semiconductors — 4.1%
Advanced Micro Devices, Inc. (a) (b)	6,318	289,743
Analog Devices, Inc. (a)	2,100	249,564
Applied Materials, Inc. (a)	5,160	314,966
Broadcom, Inc. (a)	2,226	703,461
Intel Corp. (a)	24,456	1,463,692
IPG Photonics Corp. (b)	208	30,143
KLA Corp. (a)	871	155,186
Lam Research Corp. (a)	819	239,476
Maxim Integrated Products, Inc. (a)	1,514	93,126
Microchip Technology, Inc. (a)	1,391	145,666
Micron Technology, Inc. (a) (b)	6,301	338,868
NVIDIA Corp. (a)	3,433	807,785
Qorvo, Inc. (a) (b)	665	77,293
QUALCOMM, Inc. (a)	6,410	565,554
Skyworks Solutions, Inc. (a)	976	117,979
Texas Instruments, Inc. (a)	5,238	671,983
Xilinx, Inc. (a)	1,372	134,140

		6,398,625

Software — 8.0%
Activision Blizzard, Inc. (a)	4,387	260,676

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Adobe, Inc. (a) (b)	2,709	$893,455
Akamai Technologies, Inc. (a) (b)	927	80,074
ANSYS, Inc. (a) (b)	483	124,329
Autodesk, Inc. (a) (b)	1,249	229,142
Broadridge Financial Solutions, Inc. (a)	665	82,154
Cadence Design Systems, Inc. (a) (b)	1,620	112,363
Cerner Corp. (a)	1,730	126,965
Citrix Systems, Inc. (a)	668	74,081
Electronic Arts, Inc. (a) (b)	1,683	180,939
Fidelity National Information Services, Inc. (a)	3,420	475,688
Fiserv, Inc. (a) (b)	3,264	377,416
Intuit, Inc. (a)	1,450	379,799
Jack Henry & Associates, Inc. (a)	434	63,221
Microsoft Corp. (a)	42,907	6,766,434
MSCI, Inc. (a)	493	127,283
Oracle Corp. (a)	12,152	643,813
Paychex, Inc. (a)	1,838	156,340
salesforce.com, Inc. (a) (b)	4,957	806,206
ServiceNow, Inc. (a) (b)	1,070	302,082
Synopsys, Inc. (a) (b)	863	120,130
Take-Two Interactive Software, Inc. (a) (b)	651	79,702

		12,462,292

		28,247,605

Utilities — 3.2%
Electric — 3.0%
AES Corp. (a)	3,722	74,068
Alliant Energy Corp. (a)	1,181	64,624
Ameren Corp. (a)	1,387	106,522
American Electric Power Co., Inc. (a)	2,828	267,274
CenterPoint Energy, Inc. (a)	2,893	78,892
CMS Energy Corp. (a)	1,518	95,391
Consolidated Edison, Inc. (a)	1,911	172,888
Dominion Energy, Inc. (a)	4,696	388,923
DTE Energy Co. (a)	1,065	138,312
Duke Energy Corp. (a)	4,172	380,528
Edison International (a)	2,073	156,325
Entergy Corp. (a)	1,063	127,347
Evergy, Inc. (a)	1,296	84,357
Eversource Energy (a)	1,872	159,251
Exelon Corp. (a)	5,527	251,976
FirstEnergy Corp. (a)	2,952	143,467
NextEra Energy, Inc. (a)	2,765	669,572
NRG Energy, Inc. (a)	1,396	55,491
Pinnacle West Capital Corp. (a)	567	50,990
PPL Corp. (a)	3,999	143,484
Public Service Enterprise Group, Inc. (a)	2,830	167,111
Sempra Energy (a)	1,566	237,218
The Southern Co. (a)	6,001	382,264

	Number of Shares	Value
WEC Energy Group, Inc. (a)	1,761	$162,417
Xcel Energy, Inc. (a)	3,028	192,248

		4,750,940

Gas — 0.1%
Atmos Energy Corp. (a)	662	74,051
NiSource, Inc. (a)	1,981	55,151

		129,202

Water — 0.1%
American Water Works Co., Inc. (a)	1,049	128,870

		5,009,012

TOTAL COMMON STOCK (Cost $91,661,581)		150,528,879

TOTAL EQUITIES (Cost $91,661,581)		150,528,879

	Principal Amount
BONDS & NOTES — 0.0%

CORPORATE DEBT — 0.0%
Forest Products & Paper — 0.0%
Sino Forest Corp. 5.000% 8/01/49 (d) (e)	$359,000	—

TOTAL CORPORATE DEBT (Cost $0)		—

TOTAL BONDS & NOTES (Cost $0)		—

	Number of Shares
MUTUAL FUNDS — 0.1%
Diversified Financial Services — 0.1%
State Street Navigator Securities Lending Prime Portfolio (f)	53,784	53,784

TOTAL MUTUAL FUNDS (Cost $53,784)		53,784

TOTAL PURCHASED OPTIONS (#) — 0.4% (Cost $1,061,119)		633,141

TOTAL LONG-TERM INVESTMENTS (Cost $92,776,484)		151,215,804

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 2.9%
Repurchase Agreement — 2.9%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/19, 0.800%, due 1/02/20 (g)	$4,540,625	$4,540,625

TOTAL SHORT-TERM INVESTMENTS (Cost $4,540,625)		4,540,625

TOTAL INVESTMENTS — 100.4% (Cost $97,317,109) (h)		155,756,429

Other Assets/(Liabilities) — (0.4)%		(619,912)

NET ASSETS — 100.0%		$155,136,517

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	A portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(b)	Non-income producing security.
(c)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2019, was $102,236 or 0.07% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The fund received $50,353 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(d)	Investment was valued using significant unobservable inputs.
(e)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2019, these securities amounted to a value of $0 or 0.00% of net assets.
(f)	Represents investment of security lending cash collateral. (Note 2).
(g)

Maturity value of $4,540,827. Collateralized by U.S. Government Agency obligations with a rate of 2.875%, maturity date of 10/15/21, and an aggregate market value, including accrued interest, of $4,632,690.

(h)	See Note 6 for aggregate cost for federal tax purposes.

(#) Exchange-Traded Options Purchased

Description	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Put
S&P 500 Index	1/17/20	2,800.00	58	USD	16,240,000	$6,090	$95,555	$(89,465)
S&P 500 Index	2/21/20	2,850.00	58	USD	16,530,000	41,180	149,205	(108,025)
S&P 500 Index	2/21/20	2,875.00	58	USD	16,675,000	47,386	130,993	(83,607)
S&P 500 Index	2/21/20	2,900.00	57	USD	16,530,000	53,865	139,793	(85,928)
S&P 500 Index	2/21/20	2,950.00	58	USD	17,110,000	75,400	138,997	(63,597)
S&P 500 Index	3/20/20	2,900.00	58	USD	16,820,000	101,500	131,225	(29,725)
S&P 500 Index	3/20/20	2,950.00	59	USD	17,405,000	155,760	141,806	13,954
S&P 500 Index	3/20/20	2,975.00	58	USD	17,255,000	151,960	133,545	18,415

						$633,141	$1,061,119	$(427,978)

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

Exchange-Traded Options Written

Description	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
S&P 500 Index	1/17/20	3,150.00	51	USD	16,065,000	$(462,417)	$(253,342)	$(209,075)
S&P 500 Index	2/21/20	3,125.00	51	USD	15,937,500	(654,840)	(254,872)	(399,968)
S&P 500 Index	2/21/20	3,150.00	52	USD	16,380,000	(582,400)	(306,670)	(275,730)
S&P 500 Index	2/21/20	3,200.00	52	USD	16,640,000	(390,624)	(231,270)	(159,354)
S&P 500 Index	2/21/20	3,225.00	52	USD	16,770,000	(308,620)	(215,098)	(93,522)
S&P 500 Index	2/21/20	3,275.00	52	USD	17,030,000	(158,600)	(205,790)	47,190
S&P 500 Index	3/20/20	3,175.00	52	USD	16,510,000	(580,840)	(474,110)	(106,730)
S&P 500 Index	3/20/20	3,225.00	51	USD	16,447,500	(403,920)	(387,446)	(16,474)
S&P 500 Index	3/20/20	3,275.00	51	USD	16,702,500	(245,463)	(240,745)	(4,718)

						$(3,787,724)	$(2,569,343)	$(1,218,381)

Currency Legend

USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments

December 31, 2019

	Number of Shares	Value
EQUITIES — 95.7%

COMMON STOCK — 95.3%
Basic Materials — 2.1%
Chemicals — 1.6%
Air Products & Chemicals, Inc.	13,000	$3,054,870
RPM International, Inc.	56,000	4,298,560
Valvoline, Inc.	56,000	1,198,960

		8,552,390

Mining — 0.5%
Kirkland Lake Gold Ltd.	59,000	2,600,130

		11,152,520

Communications — 3.2%
Internet — 2.2%
Chewy, Inc. Class A (a)	8,000	232,000
IAC/InterActiveCorp (a)	34,000	8,469,740
Shopify, Inc. Class A (a)	500	198,790
Spotify Technology SA (a)	17,000	2,542,350

		11,442,880

Telecommunications — 1.0%
Corning, Inc.	171,000	4,977,810

		16,420,690

Consumer, Cyclical — 15.3%
Airlines — 0.8%
Alaska Air Group, Inc.	22,000	1,490,500
United Airlines Holdings, Inc. (a)	30,000	2,642,700

		4,133,200

Apparel — 1.1%
Levi Strauss & Co. Class A	37,000	713,730
Tapestry, Inc.	89,000	2,400,330
Under Armour, Inc. Class C (a)	44,000	843,920
VF Corp.	19,000	1,893,540

		5,851,520

Auto Parts & Equipment — 1.3%
Aptiv PLC	52,000	4,938,440
Visteon Corp. (a)	21,000	1,818,390

		6,756,830

Entertainment — 0.9%
Vail Resorts, Inc.	19,000	4,556,770

Leisure Time — 1.4%
Norwegian Cruise Line Holdings Ltd. (a)	126,000	7,359,660

Lodging — 2.9%
Hilton Worldwide Holdings, Inc.	38,000	4,214,580
Marriott International, Inc. Class A	23,000	3,482,890
MGM Resorts International	217,000	7,219,590

		14,917,060

	Number of Shares	Value
Retail — 6.9%
Burlington Stores, Inc. (a)	26,000	$5,928,780
CarMax, Inc. (a)	21,000	1,841,070
Casey’s General Stores, Inc.	29,000	4,610,710
Darden Restaurants, Inc.	13,000	1,417,130
Dollar General Corp.	47,000	7,331,060
Dollar Tree, Inc. (a)	48,000	4,514,400
Dunkin’ Brands Group, Inc.	37,000	2,794,980
O’Reilly Automotive, Inc. (a)	7,000	3,067,820
Tiffany & Co.	15,000	2,004,750
Ulta Salon Cosmetics & Fragrance, Inc. (a)	7,000	1,771,980

		35,282,680

		78,857,720

Consumer, Non-cyclical — 29.9%
Biotechnology — 2.5%
ACADIA Pharmaceuticals, Inc. (a)	11,000	470,580
Alnylam Pharmaceuticals, Inc. (a)	18,000	2,073,060
Argenx SE ADR (a)	9,000	1,444,680
Exact Sciences Corp. (a)	28,000	2,589,440
Incyte Corp. (a)	27,000	2,357,640
Sage Therapeutics, Inc. (a)	8,000	577,520
Seattle Genetics, Inc. (a)	32,000	3,656,320

		13,169,240

Commercial Services — 9.5%
Clarivate Analytics PLC (a)	131,000	2,200,800
CoreLogic, Inc. (a)	91,000	3,977,610
CoStar Group, Inc. (a)	7,000	4,188,100
Equifax, Inc.	17,000	2,382,040
FleetCor Technologies, Inc. (a)	19,000	5,466,680
Gartner, Inc. (a)	15,000	2,311,500
Global Payments, Inc.	41,000	7,484,960
IHS Markit Ltd. (a)	55,000	4,144,250
MarketAxess Holdings, Inc.	6,000	2,274,660
ServiceMaster Global Holdings, Inc. (a)	59,000	2,280,940
TransUnion	64,000	5,479,040
Verisk Analytics, Inc.	33,000	4,928,220
Wework Companies, Inc., Class A (Acquired 5/26/15, Cost $108,169) (a) (b) (c) (d)	4,132	58,179
WEX, Inc. (a)	9,666	2,024,640

		49,201,619

Foods — 1.2%
Conagra Brands, Inc.	56,000	1,917,440
Sprouts Farmers Market, Inc. (a)	90,000	1,741,500
TreeHouse Foods, Inc. (a)	51,000	2,473,500

		6,132,440

Health Care – Products — 10.4%
Alcon, Inc. (a)	48,000	2,715,360

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Avantor, Inc. (a)	169,000	$3,067,350
Bruker Corp.	139,000	7,084,830
The Cooper Cos., Inc.	33,000	10,602,570
Hologic, Inc. (a)	200,000	10,442,000
ICU Medical, Inc. (a)	12,000	2,245,440
IDEXX Laboratories, Inc. (a)	6,000	1,566,780
Teleflex, Inc.	35,000	13,175,400
West Pharmaceutical Services, Inc.	18,000	2,705,940

		53,605,670

Health Care – Services — 1.8%
Acadia Healthcare Co., Inc. (a)	77,000	2,557,940
Catalent, Inc. (a)	119,000	6,699,700

		9,257,640

Household Products — 0.8%
Avery Dennison Corp.	30,000	3,924,600

Pharmaceuticals — 3.7%
Alkermes PLC (a)	112,000	2,284,800
Ascendis Pharma A/S ADR (a)	6,000	834,720
Elanco Animal Health, Inc. (a)	134,000	3,946,300
Neurocrine Biosciences, Inc. (a)	23,000	2,472,270
Perrigo Co. PLC	74,000	3,822,840
PRA Health Sciences, Inc. (a)	41,000	4,557,150
Sarepta Therapeutics, Inc. (a)	8,000	1,032,320

		18,950,400

		154,241,609

Energy — 2.4%
Oil & Gas — 2.4%
Concho Resources, Inc.	74,000	6,480,180
Continental Resources, Inc.	52,000	1,783,600
Pioneer Natural Resources Co.	21,000	3,178,770
Venture Global LNG, Inc. Series B (Acquired 3/08/18, Cost $63,420) (a) (b) (c) (d)	21	109,200
Venture Global LNG, Inc. Series C (Acquired 10/16/17-3/08/18, Cost $530,257) (a) (b) (c) (d)	144	748,800

		12,300,550

Financial — 8.2%
Banks — 1.0%
Fifth Third Bancorp	76,000	2,336,240
Webster Financial Corp.	49,000	2,614,640

		4,950,880

Diversified Financial Services — 2.5%
Cboe Global Markets, Inc.	37,000	4,440,000
E*TRADE Financial Corp.	67,000	3,039,790
SLM Corp.	107,000	953,370
TD Ameritrade Holding Corp.	56,000	2,783,200
Tradeweb Markets, Inc. Class A	43,000	1,993,050

		13,209,410

	Number of Shares	Value
Insurance — 4.1%
Assurant, Inc.	30,000	$3,932,400
Axis Capital Holdings Ltd.	52,000	3,090,880
Fidelity National Financial, Inc.	118,000	5,351,300
The Progressive Corp.	19,000	1,375,410
Willis Towers Watson PLC	37,000	7,471,780

		21,221,770

Private Equity — 0.6%
KKR & Co., Inc. Class A	105,000	3,062,850

		42,444,910

Industrial — 19.1%
Aerospace & Defense — 1.2%
L3 Harris Technologies, Inc.	32,000	6,331,840

Building Materials — 0.3%
Martin Marietta Materials, Inc.	6,000	1,677,840

Electronics — 6.4%
Agilent Technologies, Inc.	96,000	8,189,760
Allegion PLC	10,000	1,245,400
FLIR Systems, Inc.	34,000	1,770,380
Fortive Corp.	67,000	5,118,130
Keysight Technologies, Inc. (a)	63,000	6,465,690
National Instruments Corp.	78,000	3,302,520
Sensata Technologies Holding PLC (a)	126,000	6,787,620

		32,879,500

Environmental Controls — 0.4%
Waste Connections, Inc.	22,000	1,997,380

Hand & Machine Tools — 0.9%
Colfax Corp. (a)	123,000	4,474,740

Machinery – Construction & Mining — 0.6%
BWX Technologies, Inc.	48,000	2,979,840

Machinery – Diversified — 4.6%
Cognex Corp.	21,000	1,176,840
Gardner Denver Holdings, Inc. (a)	182,000	6,675,760
IDEX Corp.	37,000	6,364,000
Roper Technologies, Inc.	15,000	5,313,450
Xylem, Inc.	56,000	4,412,240

		23,942,290

Miscellaneous – Manufacturing — 1.4%
Textron, Inc.	163,000	7,269,800

Packaging & Containers — 2.4%
Ball Corp.	137,000	8,859,790
Sealed Air Corp.	82,000	3,266,060

		12,125,850

Transportation — 0.9%
J.B. Hunt Transport Services, Inc.	41,000	4,787,980

		98,467,060

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Technology — 13.1%
Semiconductors — 5.8%
Entegris, Inc.	47,000	$2,354,230
Marvell Technology Group Ltd.	204,000	5,418,240
Maxim Integrated Products, Inc.	62,000	3,813,620
Microchip Technology, Inc.	86,000	9,005,920
Skyworks Solutions, Inc.	37,000	4,472,560
Xilinx, Inc.	48,000	4,692,960

		29,757,530

Software — 7.3%
Atlassian Corp. PLC Class A (a)	27,000	3,249,180
Black Knight, Inc. (a)	41,000	2,643,680
Ceridian HCM Holding, Inc. (a)	60,000	4,072,800
DocuSign, Inc. (a)	56,000	4,150,160
Fidelity National Information Services, Inc.	30,000	4,172,700
Fiserv, Inc. (a)	56,000	6,475,280
Slack Technologies, Inc. Class A (a)	49,000	1,101,520
Splunk, Inc. (a)	30,000	4,493,100
SS&C Technologies Holdings, Inc	26,000	1,596,400
Veeva Systems, Inc. Class A (a)	12,000	1,687,920
Workday, Inc. Class A (a)	24,000	3,946,800
Zoom Video Communications, Inc. Class A (a)	4,000	272,160

		37,861,700

		67,619,230

Utilities — 2.0%
Electric — 1.7%
Eversource Energy	37,000	3,147,590
Sempra Energy	37,000	5,604,760

		8,752,350

Gas — 0.3%
Atmos Energy Corp.	16,000	1,789,759

		10,542,109

TOTAL COMMON STOCK (Cost $342,563,789)		492,046,398

PREFERRED STOCK — 0.4%
Communications — 0.1%
Internet — 0.1%
Roofoods, Ltd., Series F (Acquired 9/12/17, Cost $677,088) (a) (b) (c) (d)	1,915	744,265
Roofoods, Ltd., Series G (Acquired 9/12/17, Cost $677,088) (a) (b) (c) (d)	50	20,895

		765,160

	Number of Shares	Value
Consumer, Cyclical — 0.2%
Auto Manufacturers — 0.2%
Rivian Automotive, Inc., Series D (Acquired 12/23/19, Cost $900,713) (a) (b) (c) (d)	83,834	$900,713

Consumer, Non-cyclical — 0.1%
Commercial Services — 0.1%
Wework Companies, Inc., Series D-1 (Acquired 12/09/14, Cost $369,606) (a) (b) (c) (d)	22,197	312,534
Wework Companies, Inc., Series D-2 (Acquired 12/09/2014, Cost $290,396) (a) (b) (c) (d)	17,440	245,555

		558,089

TOTAL PREFERRED STOCK (Cost $2,258,698)		2,223,962

TOTAL EQUITIES (Cost $344,822,487)		494,270,360

TOTAL LONG-TERM INVESTMENTS (Cost $344,822,487)		494,270,360

SHORT-TERM INVESTMENTS — 4.6%
Mutual Fund — 4.0%
T. Rowe Price Treasury Reserve Fund	20,333,957	20,333,955

	Principal Amount
Repurchase Agreement — 0.6%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/19, 0.800%, due 1/02/20 (e)	$2,944,568	2,944,568

TOTAL SHORT-TERM INVESTMENTS (Cost $23,278,523)		23,278,523

TOTAL INVESTMENTS — 100.3% (Cost $368,101,010) (f)		517,548,883

Other Assets/(Liabilities) — (0.3)%		(1,404,078)

NET ASSETS — 100.0%		$516,144,805

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

(b)	Investment was valued using significant unobservable inputs.
(c)

Restricted security. Certain securities are restricted as to resale. At December 31, 2019, these securities amounted to a value of $3,140,141 or 0.61% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(d)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2019, these securities amounted to a value of $3,140,141 or 0.61% of net assets.

(e)

Maturity value of $2,944,699. Collateralized by U.S. Government Agency obligations with a rate of 2.875%, maturity date of 10/15/21, and an aggregate market value, including accrued interest, of $3,007,906.

(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Value Fund – Portfolio of Investments

December 31, 2019

	Number of Shares	Value
EQUITIES — 95.9%

COMMON STOCK — 95.9%
Basic Materials — 1.0%
Forest Products & Paper — 1.0%
Mondi PLC	190,987	$4,508,546

Communications — 0.7%
Telecommunications — 0.7%
Rogers Communications, Inc. Class B	59,553	2,957,127

Consumer, Cyclical — 13.5%
Airlines — 1.5%
Southwest Airlines Co.	124,224	6,705,611

Auto Manufacturers — 2.9%
Cummins, Inc.	26,619	4,763,736
Honda Motor Co. Ltd. Sponsored ADR	148,682	4,209,188
PACCAR, Inc.	52,102	4,121,268

		13,094,192

Auto Parts & Equipment — 1.3%
Aptiv PLC	22,395	2,126,853
BorgWarner, Inc.	86,184	3,738,662

		5,865,515

Food Services — 0.9%
Sodexo SA	34,185	4,054,500

Home Builders — 1.5%
PulteGroup, Inc.	94,159	3,653,369
Thor Industries, Inc.	38,316	2,846,496

		6,499,865

Leisure Time — 1.0%
Carnival Corp.	86,064	4,374,633

Retail — 4.4%
Advance Auto Parts, Inc.	38,285	6,131,726
Genuine Parts Co.	50,333	5,346,875
MSC Industrial Direct Co., Inc. Class A	57,090	4,479,852
Target Corp.	26,134	3,350,640

		19,309,093

		59,903,409

Consumer, Non-cyclical — 17.1%
Foods — 6.0%
Conagra Brands, Inc.	147,350	5,045,264
The J.M. Smucker Co.	29,471	3,068,815
Kellogg Co.	36,464	2,521,851
Koninklijke Ahold Delhaize NV	188,519	4,724,638
Mondelez International, Inc. Class A	44,765	2,465,656
Orkla ASA	462,725	4,689,682
Sysco Corp.	44,542	3,810,123

		26,326,029

	Number of Shares	Value
Health Care – Products — 5.3%
Henry Schein, Inc. (a)	57,927	$3,864,890
Hologic, Inc. (a)	70,783	3,695,580
Siemens Healthineers AG (b)	63,235	3,036,490
Zimmer Biomet Holdings, Inc.	85,903	12,857,961

		23,454,921

Health Care – Services — 2.6%
Quest Diagnostics, Inc.	64,518	6,889,877
Universal Health Services, Inc. Class B	32,072	4,601,049

		11,490,926

Household Products — 0.9%
Kimberly-Clark Corp.	28,947	3,981,660

Pharmaceuticals — 2.3%
Cardinal Health, Inc.	107,150	5,419,647
McKesson Corp.	35,813	4,953,654

		10,373,301

		75,626,837

Energy — 4.9%
Oil & Gas — 2.9%
ConocoPhillips	96,333	6,264,535
Imperial Oil Ltd.	94,884	2,509,927
Noble Energy, Inc.	160,770	3,993,527

		12,767,989

Oil & Gas Services — 2.0%
Baker Hughes Co.	175,871	4,507,574
Schlumberger Ltd.	111,478	4,481,415

		8,988,989

		21,756,978

Financial — 27.5%
Banks — 13.1%
Comerica, Inc.	97,976	7,029,778
Commerce Bancshares, Inc.	78,429	5,328,466
First Hawaiian, Inc.	201,806	5,822,103
M&T Bank Corp.	32,892	5,583,417
Northern Trust Corp.	102,350	10,873,664
Prosperity Bancshares, Inc.	31,317	2,251,379
State Street Corp.	57,594	4,555,686
Truist Financial Corp.	195,744	11,024,302
UMB Financial Corp.	43,788	3,005,608
Westamerica Bancorp.	38,997	2,642,827

		58,117,230

Diversified Financial Services — 1.6%
Ameriprise Financial, Inc.	41,589	6,927,895

Insurance — 6.0%
Aflac, Inc.	67,990	3,596,671
Arthur J Gallagher & Co.	12,988	1,236,847
Brown & Brown, Inc.	53,217	2,101,007

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Chubb Ltd.	43,640	$6,793,003
Globe Life, Inc.	17,865	1,880,291
ProAssurance Corp.	112,853	4,078,508
Reinsurance Group of America, Inc.	33,003	5,381,469
The Travelers Cos., Inc.	11,097	1,519,734

		26,587,530

Real Estate Investment Trusts (REITS) — 5.9%
Empire State Realty Trust, Inc. Class A	215,115	3,003,005
MGM Growth Properties LLC Class A	158,029	4,894,158
Piedmont Office Realty Trust, Inc. Class A	186,781	4,154,009
Welltower, Inc.	69,006	5,643,311
Weyerhaeuser Co.	276,078	8,337,556

		26,032,039

Savings & Loans — 0.9%
Capitol Federal Financial, Inc.	274,134	3,763,860

		121,428,554

Industrial — 15.7%
Aerospace & Defense — 0.8%
BAE Systems PLC	460,829	3,452,803

Building Materials — 1.4%
Johnson Controls International PLC	157,497	6,411,703

Electrical Components & Equipment — 4.1%
Emerson Electric Co.	108,229	8,253,544
Hubbell, Inc.	49,266	7,282,500
Schneider Electric SE	23,760	2,444,146

		17,980,190

Electronics — 2.5%
nVent Electric PLC	258,114	6,602,556
TE Connectivity Ltd.	46,740	4,479,562

		11,082,118

Environmental Controls — 0.8%
Republic Services, Inc.	41,861	3,752,001

Miscellaneous – Manufacturing — 2.5%
Eaton Corp. PLC	36,027	3,412,478
IMI PLC	271,119	4,242,500
Textron, Inc.	74,199	3,309,275

		10,964,253

Packaging & Containers — 2.6%
Graphic Packaging Holding Co.	135,615	2,257,990
Packaging Corp. of America	31,771	3,558,034
Sonoco Products Co.	50,309	3,105,072
WestRock Co.	56,920	2,442,437

		11,363,533

	Number of Shares	Value
Transportation — 1.0%
Heartland Express, Inc.	202,317	$4,258,773

		69,265,374

Technology — 5.4%
Computers — 0.8%
HP, Inc.	163,686	3,363,747

Semiconductors — 3.5%
Applied Materials, Inc.	98,349	6,003,223
Maxim Integrated Products, Inc.	93,234	5,734,824
Microchip Technology, Inc.	37,603	3,937,786

		15,675,833

Software — 1.1%
Cerner Corp.	67,323	4,940,835

		23,980,415

Utilities — 10.1%
Electric — 8.2%
Ameren Corp.	56,440	4,334,592
Edison International	83,563	6,301,486
Eversource Energy	41,142	3,499,950
NorthWestern Corp.	66,063	4,734,735
Pinnacle West Capital Corp.	64,241	5,777,193
WEC Energy Group, Inc.	28,576	2,635,564
Xcel Energy, Inc.	137,626	8,737,875

		36,021,395

Gas — 1.9%
Atmos Energy Corp.	36,091	4,037,139
Spire, Inc.	54,485	4,539,146

		8,576,285

		44,597,680

TOTAL COMMON STOCK (Cost $364,814,559)		424,024,920

TOTAL EQUITIES (Cost $364,814,559)		424,024,920

MUTUAL FUNDS — 3.1%
Diversified Financial Services — 3.1%
iShares Russell Mid-Cap Value ETF	145,055	13,746,862

TOTAL MUTUAL FUNDS (Cost $12,647,979)		13,746,862

TOTAL LONG-TERM INVESTMENTS (Cost $377,462,538)		437,771,782

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.9%
Repurchase Agreement — 0.9%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/19, 0.800%, due 1/02/20 (c)	$4,127,980	$4,127,980

TOTAL SHORT-TERM INVESTMENTS (Cost $4,127,980)		4,127,980

TOTAL INVESTMENTS — 99.9% (Cost $381,590,518) (d)		441,899,762

Other Assets/(Liabilities) — 0.1%		464,173

NET ASSETS — 100.0%		$442,363,935

Abbreviation Legend

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At December 31, 2019, the aggregate market value of these securities amounted to $3,036,490 or 0.69% of net assets.

(c)

Maturity value of $4,128,163. Collateralized by U.S. Government Agency obligations with a rate of 2.875%, maturity date of 10/15/21, and an aggregate market value, including accrued interest, of $4,211,069.

(d)	See Note 6 for aggregate cost for federal tax purposes.

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Bank of America N.A.*	3/31/20	JPY	10,552,618	USD	97,563	$19
Bank of America N.A.*	3/31/20	USD	2,619,922	JPY	285,015,793	(15,668)
Credit Suisse International*	3/31/20	EUR	346,525	USD	386,984	3,860
Credit Suisse International*	3/31/20	USD	12,686,770	EUR	11,300,836	(59,394)
Goldman Sachs & Co.*	3/31/20	USD	4,059,609	NOK	36,589,572	(109,098)
Goldman Sachs & Co.*	3/31/20	NOK	1,082,942	USD	123,086	295
JP Morgan Chase Bank N.A.*	3/31/20	USD	10,243,620	GBP	7,776,407	(81,841)
Morgan Stanley & Co. LLC*	3/31/20	USD	4,621,922	CAD	6,078,722	(60,656)

						$(322,483)

*	Contracts are subject to a Master Netting Agreement.

Currency Legend

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments

December 31, 2019

	Number of Shares	Value
EQUITIES — 99.5%

COMMON STOCK — 99.3%
Basic Materials — 2.6%
Chemicals — 1.4%
Ingevity Corp. (a)	14,046	$1,227,340
Methanex Corp. (b)	18,771	725,124
Orion Engineered Carbons SA	39,410	760,613

		2,713,077

Iron & Steel — 1.2%
Carpenter Technology Corp.	48,070	2,392,925

		5,106,002

Communications — 2.7%
Internet — 1.6%
Cardlytics, Inc. (a) (b)	11,468	720,878
DraftKings, Inc. (Acquired 8/22/17, Cost $300,412) (a) (c) (d)	78,904	270,010
Mimecast Ltd. (a)	50,154	2,175,681
Veracode, Inc. (Escrow Shares) (Acquired 8/26/17, Cost $20,131) (a) (c) (d) (e)	10,688	5,814

		3,172,383

Media — 0.5%
The New York Times Co. Class A (b)	28,357	912,245

Telecommunications — 0.6%
Ciena Corp. (a)	28,521	1,217,561

		5,302,189

Consumer, Cyclical — 15.2%
Apparel — 2.2%
Carter’s, Inc.	12,928	1,413,548
Deckers Outdoor Corp. (a)	6,369	1,075,469
Skechers U.S.A., Inc. Class A (a)	20,578	888,764
Under Armour, Inc. Class C (a)	45,145	865,881

		4,243,662

Entertainment — 1.5%
Cinemark Holdings, Inc. (b)	34,285	1,160,547
Marriott Vacations Worldwide Corp.	14,770	1,901,785

		3,062,332

Home Builders — 2.0%
Cavco Industries, Inc. (a)	5,379	1,050,949
Skyline Champion Corp. (a)	91,186	2,890,596

		3,941,545

Leisure Time — 4.0%
Acushnet Holdings Corp.	62,031	2,016,007
BRP, Inc.	33,624	1,531,859
Lindblad Expeditions Holdings, Inc. (a)	48,771	797,406
Peloton Interactive, Inc. Class A (a) (b)	23,472	666,605

	Number of Shares	Value
Planet Fitness, Inc. Class A (a)	24,038	$1,795,158
YETI Holdings, Inc. (a) (b)	29,274	1,018,150

		7,825,185

Retail — 5.5%
BMC Stock Holdings, Inc. (a)	33,505	961,258
The Cheesecake Factory, Inc. (b)	47,790	1,857,119
The Children’s Place, Inc. (b)	10,360	647,707
FirstCash, Inc.	11,231	905,556
Five Below, Inc. (a)	8,108	1,036,689
Floor & Decor Holdings, Inc. Class A (a)	22,294	1,132,758
La-Z-Boy, Inc.	30,714	966,877
Nu Skin Enterprises, Inc. Class A	22,769	933,074
Ollie’s Bargain Outlet Holdings, Inc. (a) (b)	7,711	503,605
Rush Enterprises, Inc. Class A	39,375	1,830,938

		10,775,581

		29,848,305

Consumer, Non-cyclical — 25.9%
Biotechnology — 5.3%
ACADIA Pharmaceuticals, Inc. (a) (b)	11,060	473,147
Acceleron Pharma, Inc. (a)	10,354	548,969
Amicus Therapeutics, Inc. (a)	68,324	665,476
Apellis Pharmaceuticals, Inc. (a) (b)	18,981	581,198
Arena Pharmaceuticals, Inc. (a)	18,810	854,350
Blueprint Medicines Corp. (a)	16,141	1,293,056
CRISPR Therapeutics AG (a)	6,537	398,136
CytomX Therapeutics, Inc. (a)	11,343	94,260
Forty Seven, Inc. (a)	10,925	430,117
Iovance Biotherapeutics, Inc. (a)	39,116	1,082,731
Karyopharm Therapeutics, Inc. (a)	32,161	616,526
Orchard Therapeutics plc (a)	35,064	482,130
PTC Therapeutics, Inc. (a)	10,640	511,039
Sage Therapeutics, Inc. (a) (b)	5,796	418,413
Sangamo Therapeutics, Inc. (a) (b)	86,701	725,688
Theravance Biopharma, Inc. (a) (b)	6,100	157,929
Y-mAbs Therapeutics, Inc. (a)	35,542	1,110,688

		10,443,853

Commercial Services — 5.2%
The Brink’s Co.	13,298	1,205,863
Cardtronics PLC Class A (a)	28,258	1,261,720
Chegg, Inc. (a)	31,554	1,196,212
Grand Canyon Education, Inc. (a)	5,845	559,892
HMS Holdings Corp. (a)	58,666	1,736,514
Liveramp Holdings, Inc. (a)	24,460	1,175,792
Monro, Inc. (b)	9,400	735,080
TriNet Group, Inc. (a)	41,664	2,358,599

		10,229,672

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Foods — 1.9%
Nomad Foods Ltd. (a)	31,008	$693,649
Performance Food Group Co. (a)	46,968	2,417,912
Sanderson Farms, Inc.	3,900	687,258

		3,798,819

Health Care – Products — 5.4%
Avanos Medical, Inc. (a)	15,565	524,541
Globus Medical, Inc. Class A (a)	41,866	2,465,070
Haemonetics Corp. (a)	19,825	2,277,892
Hill-Rom Holdings, Inc.	10,898	1,237,250
Insulet Corp. (a)	9,435	1,615,272
iRhythm Technologies, Inc. (a)	7,563	514,965
Novocure Ltd. (a)	4,816	405,844
Tandem Diabetes Care, Inc. (a) (b)	25,235	1,504,258

		10,545,092

Health Care – Services — 2.8%
Acadia Healthcare Co., Inc. (a)	22,635	751,935
Amedisys, Inc. (a)	15,699	2,620,477
LHC Group, Inc. (a)	7,314	1,007,577
Molina Healthcare, Inc. (a)	5,308	720,242
Teladoc Health, Inc. (a) (b)	4,164	348,610

		5,448,841

Pharmaceuticals — 5.3%
Aerie Pharmaceuticals, Inc. (a) (b)	12,520	302,609
Ascendis Pharma A/S ADR (a)	4,159	578,600
G1 Therapeutics, Inc. (a) (b)	29,063	768,135
Galapagos NV Sponsored ADR (a) (b)	6,070	1,255,458
Global Blood Therapeutics, Inc. (a) (b)	7,128	566,605
Heron Therapeutics, Inc. (a) (b)	23,798	559,253
Kodiak Sciences, Inc. (a) (b)	11,115	799,724
MyoKardia, Inc. (a) (b)	14,431	1,051,804
Portola Pharmaceuticals, Inc. (a) (b)	13,539	323,311
PRA Health Sciences, Inc. (a)	11,141	1,238,322
Principia Biopharma, Inc. (a)	13,400	734,052
Reata Pharmaceuticals, Inc. Class A (a) (b)	3,003	613,903
Revance Therapeutics, Inc. (a) (b)	32,796	532,279
Rhythm Pharmaceuticals, Inc. (a) (b)	22,026	505,717
Tricida, Inc. (a) (b)	10,600	400,044
UroGen Pharma Ltd. (a) (b)	8,713	290,753

		10,520,569

		50,986,846

Energy — 2.1%
Energy – Alternate Sources — 0.9%
First Solar, Inc. (a)	22,034	1,233,023
SunPower Corp. (a) (b)	75,023	585,179

		1,818,202

	Number of Shares	Value
Oil & Gas — 1.2%
Delek US Holdings, Inc.	28,719	$962,948
Viper Energy Partners LP	52,806	1,302,196

		2,265,144

		4,083,346

Financial — 19.8%
Banks — 5.4%
Ameris Bancorp	46,508	1,978,451
Atlantic Union Bankshares Corp.	51,546	1,935,552
BancorpSouth Bank	68,176	2,141,408
First Interstate BancSystem, Inc. Class A	26,609	1,115,449
National Bank Holdings Corp. Class A	31,221	1,099,604
Seacoast Banking Corp. of Florida (a)	37,361	1,142,126
South State Corp.	13,332	1,156,551

		10,569,141

Diversified Financial Services — 3.1%
Air Lease Corp.	21,016	998,680
Ares Management Corp. Class A	19,421	693,136
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (b)	74,902	2,410,346
PRA Group, Inc. (a)	55,622	2,019,079

		6,121,241

Insurance — 2.5%
Assured Guaranty Ltd.	19,536	957,655
James River Group Holdings Ltd.	22,705	935,673
Kemper Corp.	13,127	1,017,342
MGIC Investment Corp.	66,700	945,139
NMI Holdings, Inc. Class A (a)	28,554	947,422
Third Point Reinsurance Ltd. (a)	15,900	167,268

		4,970,499

Private Equity — 1.2%
Kennedy-Wilson Holdings, Inc.	103,080	2,298,684

Real Estate — 1.2%
McGrath RentCorp	31,354	2,399,835

Real Estate Investment Trusts (REITS) — 4.8%
Brandywine Realty Trust	62,486	984,155
Life Storage, Inc.	9,936	1,075,870
MFA Financial, Inc.	131,636	1,007,015
NexPoint Residential Trust, Inc.	32,107	1,444,815
PotlatchDeltic Corp.	31,739	1,373,347
PS Business Parks, Inc.	4,868	802,587
Redwood Trust, Inc.	55,206	913,107
Xenia Hotels & Resorts, Inc.	90,408	1,953,717

		9,554,613

Savings & Loans — 1.6%
OceanFirst Financial Corp.	27,408	700,000

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Sterling Bancorp	113,494	$2,392,452

		3,092,452

		39,006,465

Industrial — 16.4%
Aerospace & Defense — 1.0%
Aerojet Rocketdyne Holdings, Inc. (a)	40,888	1,866,946

Building Materials — 1.6%
American Woodmark Corp. (a)	9,313	973,302
Louisiana-Pacific Corp.	70,099	2,079,837

		3,053,139

Electrical Components & Equipment — 1.4%
EnerSys	26,661	1,995,043
Novanta, Inc. (a)	8,232	728,038

		2,723,081

Electronics — 0.4%
Watts Water Technologies, Inc. Class A	8,317	829,704

Environmental Controls — 0.5%
Clean Harbors, Inc. (a)	12,324	1,056,783

Hand & Machine Tools — 0.6%
Kennametal, Inc.	29,400	1,084,566

Machinery – Construction & Mining — 1.0%
Argan, Inc.	49,158	1,973,202

Machinery – Diversified — 2.5%
Applied Industrial Technologies, Inc.	5,934	395,738
Chart Industries, Inc. (a)	29,854	2,014,846
Curtiss-Wright Corp.	9,255	1,303,937
SPX FLOW, Inc. (a)	24,688	1,206,503

		4,921,024

Metal Fabricate & Hardware — 3.0%
Advanced Drainage Systems, Inc.	68,486	2,659,996
Rexnord Corp. (a)	100,190	3,268,198

		5,928,194

Miscellaneous – Manufacturing — 2.3%
Actuant Corp. Class A	36,491	949,861
Axon Enterprise, Inc. (a) (b)	9,361	685,974
ITT, Inc.	24,510	1,811,534
John Bean Technologies Corp.	9,607	1,082,324

		4,529,693

Packaging & Containers — 0.6%
Graphic Packaging Holding Co.	74,041	1,232,783

Transportation — 1.0%
Kirby Corp. (a)	14,001	1,253,509
Saia, Inc. (a)	7,530	701,194

		1,954,703

	Number of Shares	Value
Trucking & Leasing — 0.5%
GATX Corp. (b)	12,262	$1,015,907

		32,169,725

Technology — 14.1%
Computers — 2.6%
Endava PLC Sponsored ADR (a)	15,828	737,585
EPAM Systems, Inc. (a)	2,769	587,471
ForeScout Technologies, Inc. (a)	17,437	571,934
Lumentum Holdings, Inc. (a)	8,920	707,356
Rapid7, Inc. (a)	23,128	1,295,630
Science Applications International Corp.	13,720	1,193,914

		5,093,890

Office & Business Equipment — 0.6%
Zebra Technologies Corp. Class A (a)	4,675	1,194,182

Semiconductors — 4.1%
Cohu, Inc.	44,160	1,009,056
Entegris, Inc.	42,778	2,142,750
Lattice Semiconductor Corp. (a)	50,059	958,129
MKS Instruments, Inc.	5,577	613,526
Tower Semiconductor Ltd. (a)	135,123	3,251,060

		7,974,521

Software — 6.8%
Bandwidth, Inc. Class A (a)	21,954	1,406,154
Cloudera, Inc. (a) (b)	66,284	770,883
Fair Isaac Corp. (a)	1,667	624,592
Five9, Inc. (a)	32,056	2,102,232
Guidewire Software, Inc. (a)	9,748	1,070,038
HubSpot, Inc. (a)	11,765	1,864,752
Omnicell, Inc. (a)	38,522	3,148,018
PROS Holdings, Inc. (a)	11,417	684,107
SailPoint Technologies Holding, Inc. (a)	29,402	693,887
SVMK, Inc. (a)	58,000	1,036,460

		13,401,123

		27,663,716

Utilities — 0.5%
Electric — 0.5%
Black Hills Corp.	12,522	983,478

TOTAL COMMON STOCK (Cost $162,372,700)		195,150,072

PREFERRED STOCK — 0.2%
Communications — 0.1%
Internet — 0.1%
The Honest Company, Inc., Series D (Acquired 8/03/15, Cost $184,255) (a) (c) (d) (e)	4,027	156,972

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Technology — 0.1%
Software — 0.1%
MarkLogic Corp., Series F (Acquired 4/27/15, Cost $266,732) (a) (c) (d) (e)	22,966	$219,785

TOTAL PREFERRED STOCK (Cost $450,987)		376,757

TOTAL EQUITIES (Cost $162,823,687)		195,526,829

MUTUAL FUNDS — 3.2%
Diversified Financial Services — 3.2%
iShares Russell 2000 Index Fund	10,796	1,788,573
State Street Navigator Securities Lending Prime Portfolio (f)	4,559,999	4,559,999

		6,348,572

TOTAL MUTUAL FUNDS (Cost $6,328,545)		6,348,572

TOTAL LONG-TERM INVESTMENTS (Cost $169,152,232)		201,875,401

	Principal Amount
SHORT-TERM INVESTMENTS — 0.9%
Repurchase Agreement — 0.9%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/19, 0.800%, due 1/02/20 (g)	$1,645,975	1,645,975

TOTAL SHORT-TERM INVESTMENTS (Cost $1,645,975)		1,645,975

TOTAL INVESTMENTS — 103.6% (Cost $170,798,207) (h)		203,521,376

Other Assets/(Liabilities) — (3.6)%		(7,068,769)

NET ASSETS — 100.0%		$196,452,607

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2019, was $24,530,822 or 12.49% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The fund received $20,523,383 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).
(c)

Restricted security. Certain securities are restricted as to resale. At December 31, 2019, these securities amounted to a value of $652,581 or 0.33% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(d)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2019, these securities amounted to a value of $652,581 or 0.33% of net assets.

(e)	Investment was valued using significant unobservable inputs.
(f)	Represents investment of security lending cash collateral. (Note 2).
(g)

Maturity value of $1,646,048. Collateralized by U.S. Government Agency obligations with a rate of 2.875%, maturity date of 10/15/21, and an aggregate market value, including accrued interest, of $1,681,342.

(h)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund – Portfolio of Investments

December 31, 2019

	Number of Shares	Value
EQUITIES — 98.1%

COMMON STOCK — 98.1%
Basic Materials — 3.7%
Chemicals — 1.4%
American Vanguard Corp.	17,500	$340,725
Minerals Technologies, Inc.	9,500	547,485
Quaker Chemical Corp. (a)	3,237	532,551

		1,420,761

Forest Products & Paper — 0.4%
Clearwater Paper Corp. (b)	16,152	345,007

Iron & Steel — 1.3%
Carpenter Technology Corp.	15,300	761,634
Reliance Steel & Aluminum Co.	4,900	586,824

		1,348,458

Mining — 0.6%
Constellium SE (b)	45,187	605,506

		3,719,732

Communications — 3.4%
Internet — 0.3%
Zendesk, Inc. (b)	4,425	339,088

Media — 1.9%
Cable One, Inc.	1,042	1,550,986
Scholastic Corp.	9,000	346,050

		1,897,036

Telecommunications — 1.2%
GTT Communications, Inc. (a) (b)	19,024	215,922
Harmonic, Inc. (b)	119,331	930,782

		1,146,704

		3,382,828

Consumer, Cyclical — 8.3%
Apparel — 0.9%
Steven Madden Ltd.	20,597	885,877

Auto Manufacturers — 0.4%
Blue Bird Corp. (b)	16,600	380,472

Auto Parts & Equipment — 0.3%
Visteon Corp. (a) (b)	3,900	337,701

Automotive & Parts — 1.0%
Dorman Products, Inc. (b)	9,165	693,974
Garrett Motion, Inc. (b)	33,024	329,910

		1,023,884

Distribution & Wholesale — 1.2%
Pool Corp.	5,643	1,198,460

Entertainment — 0.5%
Marriott Vacations Worldwide Corp.	3,872	498,559

Home Builders — 1.6%
Cavco Industries, Inc. (b)	4,625	903,633

	Number of Shares	Value
LCI Industries	6,196	$663,777

		1,567,410

Lodging — 0.7%
The St. Joe Co. (a) (b)	34,711	688,319

Retail — 1.7%
Beacon Roofing Supply, Inc. (b)	15,700	502,086
Cannae Holdings, Inc. (b)	6,184	229,983
Express, Inc. (a) (b)	42,067	204,866
Lumber Liquidators Holdings, Inc. (a) (b)	13,397	130,889
Papa John’s International, Inc. (a)	6,500	410,475
Red Robin Gourmet Burgers, Inc. (a) (b)	7,300	241,046

		1,719,345

		8,300,027

Consumer, Non-cyclical — 15.1%
Biotechnology — 0.6%
Cara Therapeutics, Inc. (a) (b)	8,361	134,696
Radius Health, Inc. (a) (b)	6,005	121,061
Ultragenyx Pharmaceutical, Inc. (b)	2,306	98,489
Xencor, Inc. (a) (b)	6,200	213,218

		567,464

Commercial Services — 6.1%
Aaron’s, Inc.	19,456	1,111,132
The Brink’s Co.	4,037	366,075
Clarivate Analytics PLC (a) (b)	21,567	362,326
FTI Consulting, Inc. (b)	11,614	1,285,205
Green Dot Corp. Class A (b)	12,040	280,532
Huron Consulting Group, Inc. (b)	5,549	381,327
Monro, Inc. (a)	6,263	489,767
Rosetta Stone, Inc. (b)	20,275	367,789
Strategic Education, Inc.	9,146	1,453,299

		6,097,452

Foods — 2.7%
Grocery Outlet Holding Corp. (a) (b)	7,948	257,913
Nomad Foods Ltd. (b)	54,441	1,217,845
Post Holdings, Inc. (b)	6,937	756,827
The Simply Good Foods Co. (b)	18,010	514,005

		2,746,590

Health Care – Products — 2.8%
Atrion Corp.	1,090	819,135
Avanos Medical, Inc. (b)	17,257	581,561
Quidel Corp. (b)	10,621	796,894
West Pharmaceutical Services, Inc.	3,753	564,188

		2,761,778

Health Care – Services — 2.4%
The Ensign Group, Inc.	10,799	489,950
Envista Holdings Corp. (b)	15,720	465,941

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Molina Healthcare, Inc. (b)	1,488	$201,907
The Pennant Group, Inc. (b)	12,447	411,622
Select Medical Holdings Corp. (b)	37,600	877,584

		2,447,004

Pharmaceuticals — 0.5%
Momenta Pharmaceuticals, Inc. (b)	23,560	464,839
Option Care Health, Inc. (b)	16,683	62,227

		527,066

		15,147,354

Diversified — 0.1%
Holding Company – Diversified — 0.1%
Conyers Park II Acquisition Corp. (b)	13,136	142,920

Energy — 5.6%
Energy – Alternate Sources — 0.6%
REX American Resources Corp. (b)	7,129	584,293

Oil & Gas — 2.6%
Kimbell Royalty Partners LP	18,941	321,997
Kosmos Energy Ltd.	59,097	336,853
Magnolia Oil & Gas Corp. Class A (a) (b)	39,727	499,766
Matador Resources Co. (b)	29,083	522,621
WPX Energy, Inc. (b)	65,692	902,608

		2,583,845

Oil & Gas Services — 2.4%
Apergy Corp. (a) (b)	14,900	503,322
Dril-Quip, Inc. (b)	5,833	273,626
Frank’s International NV (b)	47,271	244,391
Liberty Oilfield Services, Inc. Class A (a)	46,223	514,000
NexTier Oilfield Solutions, Inc. (b)	24,685	165,389
TETRA Technologies, Inc. (b)	186,161	364,876
Thermon Group Holdings, Inc. (b)	14,800	396,640

		2,462,244

		5,630,382

Financial — 36.4%
Banks — 18.0%
Atlantic Capital Bancshares, Inc. (b)	14,253	261,543
BankUnited, Inc.	30,400	1,111,424
BOK Financial Corp. (a)	5,944	519,506
CenterState Bank Corp.	26,100	651,978
Columbia Banking System, Inc. (a)	24,700	1,004,919
CrossFirst Bankshares, Inc. (a) (b)	20,954	302,157
East West Bancorp, Inc.	11,526	561,316
FB Financial Corp.	15,885	628,887
Glacier Bancorp, Inc. (a)	18,466	849,251
Harborone Bancorp, Inc. (b)	47,956	527,036
Heritage Commerce Corp.	24,099	309,190
Heritage Financial Corp.	15,409	436,075
Home BancShares, Inc.	76,634	1,506,624
Hope Bancorp, Inc.	35,000	520,100

	Number of Shares	Value
Howard Bancorp, Inc. (b)	17,042	$287,669
Independent Bank Corp.	2,600	216,450
Live Oak Bancshares, Inc.	13,622	258,954
National Bank Holdings Corp. Class A	22,394	788,717
Origin Bancorp, Inc.	10,343	391,379
PCSB Financial Corp.	17,116	346,599
Pinnacle Financial Partners, Inc.	16,132	1,032,448
Ponce de Leon Federal Bank (b)	4,584	67,385
Popular, Inc.	13,300	781,375
Prosperity Bancshares, Inc.	10,912	784,464
Texas Capital Bancshares, Inc. (b)	11,359	644,850
Towne Bank	33,067	919,924
Webster Financial Corp.	16,177	863,205
Western Alliance Bancorp	16,395	934,515
Wintrust Financial Corp.	8,100	574,290

		18,082,230

Diversified Financial Services — 2.7%
Cboe Global Markets, Inc.	1,021	122,520
Houlihan Lokey, Inc.	14,796	723,081
I3 Verticals, Inc. Class A (b)	15,700	443,525
PennyMac Financial Services, Inc.	26,355	897,124
Virtus Investment Partners, Inc.	4,037	491,384

		2,677,634

Insurance — 3.8%
Assured Guaranty Ltd.	5,882	288,336
Axis Capital Holdings Ltd.	3,954	235,026
Employers Holdings, Inc.	10,138	423,261
James River Group Holdings Ltd.	6,353	261,807
Palomar Holdings, Inc. (b)	3,684	186,005
Primerica, Inc.	726	94,787
ProAssurance Corp.	14,875	537,582
Radian Group, Inc.	34,110	858,208
Safety Insurance Group, Inc.	4,600	425,638
State Auto Financial Corp.	17,400	539,748

		3,850,398

Real Estate — 0.7%
McGrath RentCorp	9,367	716,950

Real Estate Investment Trusts (REITS) — 9.2%
Acadia Realty Trust	14,302	370,851
American Campus Communities, Inc.	10,891	512,204
Cedar Realty Trust, Inc.	153,212	451,975
Douglas Emmett, Inc.	10,500	460,950
EastGroup Properties, Inc.	6,497	861,957
Healthcare Realty Trust, Inc.	25,797	860,846
JBG SMITH Properties (a)	20,935	835,097
Kilroy Realty Corp.	6,187	519,089
PotlatchDeltic Corp.	18,925	818,885
PS Business Parks, Inc.	4,933	813,304
Saul Centers, Inc.	10,484	553,345
Sunstone Hotel Investors, Inc.	56,589	787,719

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Terreno Realty Corp.	21,162	$1,145,711
Washington Real Estate Investment Trust (a)	9,700	283,046

		9,274,979

Savings & Loans — 2.0%
Meridian Bancorp, Inc.	33,560	674,220
WSFS Financial Corp.	29,405	1,293,526

		1,967,746

		36,569,937

Industrial — 14.9%
Aerospace & Defense — 1.3%
Triumph Group, Inc.	50,775	1,283,084

Building Materials — 0.9%
Universal Forest Products, Inc.	19,500	930,150

Electrical Components & Equipment — 3.1%
Belden, Inc.	29,806	1,639,330
Littelfuse, Inc.	7,554	1,445,080

		3,084,410

Electronics — 1.9%
Brady Corp. Class A	9,377	536,927
Knowles Corp. (b)	40,509	856,765
Mesa Laboratories, Inc.	1,961	489,074

		1,882,766

Engineering & Construction — 0.9%
Aegion Corp. (b)	40,300	901,511

Environmental Controls — 0.6%
Stericycle, Inc. (a) (b)	10,000	638,100

Hand & Machine Tools — 0.5%
MSA Safety, Inc.	4,044	511,000

Machinery – Construction & Mining — 0.2%
SPX Corp. (b)	4,980	253,382

Machinery – Diversified — 0.4%
Cactus, Inc. Class A	11,567	396,980

Metal Fabricate & Hardware — 1.8%
CIRCOR International, Inc. (b)	15,429	713,437
Helios Technologies, Inc.	13,261	613,056
RBC Bearings, Inc. (b)	2,763	437,493

		1,763,986

Miscellaneous – Manufacturing — 1.3%
ESCO Technologies, Inc.	9,700	897,250
Myers Industries, Inc.	27,522	459,067

		1,356,317

Transportation — 2.0%
International Seaways, Inc. (b)	22,349	665,106
Kirby Corp. (b)	4,050	362,596
Landstar System, Inc.	7,300	831,251

	Number of Shares	Value
Universal Logistics Holdings, Inc.	5,910	$112,054

		1,971,007

		14,972,693

Technology — 4.7%
Computers — 1.4%
Conduent, Inc. (b)	29,244	181,313
Cubic Corp.	12,783	812,615
Parsons Corp. (b)	9,183	379,074

		1,373,002

Semiconductors — 2.2%
Cabot Microelectronics Corp.	4,810	694,179
Entegris, Inc.	10,633	532,607
MaxLinear, Inc. (b)	21,756	461,663
Onto Innovation, Inc. (b)	8,202	299,701
Semtech Corp. (b)	3,700	195,730

		2,183,880

Software — 1.1%
Ceridian HCM Holding, Inc. (a) (b)	13,999	950,252
Phreesia, Inc. (a) (b)	7,897	210,376

		1,160,628

		4,717,510

Utilities — 5.9%
Electric — 2.2%
MGE Energy, Inc.	5,800	457,156
PNM Resources, Inc.	24,092	1,221,705
Portland General Electric Co.	9,364	522,418

		2,201,279

Gas — 3.2%
Chesapeake Utilities Corp.	12,400	1,188,292
ONE Gas, Inc.	13,201	1,235,218
RGC Resources, Inc.	5,095	145,615
Southwest Gas Holdings, Inc.	8,954	680,235

		3,249,360

Water — 0.5%
California Water Service Group	9,776	504,050

		5,954,689

TOTAL COMMON STOCK (Cost $73,941,663)		98,538,072

TOTAL EQUITIES (Cost $73,941,663)		98,538,072

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

MUTUAL FUNDS — 0.7%
Diversified Financial Services — 0.7%
State Street Navigator Securities Lending Prime Portfolio (c)	683,067	$683,067

TOTAL MUTUAL FUNDS (Cost $683,067)		683,067

TOTAL LONG-TERM INVESTMENTS (Cost $74,624,730)		99,221,139

	Principal Amount
SHORT-TERM INVESTMENTS — 1.9%
Mutual Fund — 0.0%
T. Rowe Price Government Reserve Investment Fund	$1,059	1,059

Repurchase Agreement — 1.9%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/19, 0.800%, due 1/02/20 (d)	1,953,977	1,953,977

TOTAL SHORT-TERM INVESTMENTS (Cost $1,955,036)		1,955,036

TOTAL INVESTMENTS — 100.7% (Cost $76,579,766) (e)		101,176,175

Other Assets/(Liabilities) — (0.7)%		(685,543)

NET ASSETS — 100.0%		$100,490,632

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2019, was $7,368,500 or 7.33% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The fund received $6,901,890 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(b)	Non-income producing security.
(c)	Represents investment of security lending cash collateral. (Note 2).
(d)

Maturity value of $1,954,063. Collateralized by U.S. Government Agency obligations with a rate of 2.875%, maturity date of 10/15/21, and an aggregate market value, including accrued interest, of $1,994,987.

(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Value Fund – Portfolio of Investments

December 31, 2019

	Number of Shares	Value
EQUITIES — 98.1%

COMMON STOCK — 98.1%
Basic Materials — 3.2%
Chemicals — 1.7%
Orion Engineered Carbons SA	87,575	$1,690,197
Westlake Chemical Corp.	23,683	1,661,362

		3,351,559

Iron & Steel — 0.9%
Carpenter Technology Corp.	35,854	1,784,812

Mining — 0.6%
Alcoa Corp. (a)	61,530	1,323,511

		6,459,882

Communications — 1.1%
Internet — 0.7%
Criteo SA Sponsored ADR (a)	79,195	1,372,449

Media — 0.4%
Houghton Mifflin Harcourt Co. (a)	141,140	882,125

		2,254,574

Consumer, Cyclical — 16.4%
Airlines — 3.3%
Alaska Air Group, Inc.	42,222	2,860,541
Hawaiian Holdings, Inc.	62,724	1,837,186
SkyWest, Inc.	31,583	2,041,209

		6,738,936

Apparel — 1.6%
Capri Holdings Ltd. (a)	39,150	1,493,572
Skechers U.S.A., Inc. Class A (a)	42,178	1,821,668

		3,315,240

Auto Parts & Equipment — 2.9%
Cooper-Standard Holding, Inc. (a)	33,886	1,123,660
Dana, Inc.	136,272	2,480,150
Lear Corp.	16,531	2,268,053

		5,871,863

Home Builders — 2.2%
Lennar Corp. Class A	40,297	2,248,170
Taylor Morrison Home Corp. (a)	103,368	2,259,624

		4,507,794

Leisure Time — 2.1%
Brunswick Corp.	42,341	2,539,613
Callaway Golf Co.	77,541	1,643,870

		4,183,483

Retail — 4.3%
Bloomin’ Brands, Inc.	101,370	2,237,236
Foot Locker, Inc.	44,801	1,746,791
The Michaels Cos., Inc. (a)	67,164	543,357
Papa John’s International, Inc.	39,310	2,482,426

	Number of Shares	Value
Signet Jewelers Ltd. (b)	48,680	$1,058,303
Williams-Sonoma, Inc. (b)	9,061	665,440

		8,733,553

		33,350,869

Consumer, Non-cyclical — 9.1%
Beverages — 1.1%
Cott Corp.	169,114	2,313,479

Commercial Services — 1.2%
Quanta Services, Inc.	58,301	2,373,434

Foods — 4.5%
The Hain Celestial Group, Inc. (a)	95,224	2,471,539
Nomad Foods Ltd. (a)	141,226	3,159,226
US Foods Holding Corp. (a)	84,116	3,523,619

		9,154,384

Health Care – Services — 2.3%
ICON PLC (a)	13,850	2,385,385
Molina Healthcare, Inc. (a)	17,162	2,328,712

		4,714,097

		18,555,394

Energy — 4.7%
Oil & Gas — 1.7%
Cimarex Energy Co.	14,774	775,487
HollyFrontier Corp.	36,430	1,847,365
QEP Resources, Inc.	195,081	877,865

		3,500,717

Oil & Gas Services — 3.0%
Dril-Quip, Inc. (a)	32,524	1,525,701
MRC Global, Inc. (a)	107,205	1,462,276
Oil States International, Inc. (a)	80,681	1,315,907
Patterson-UTI Energy, Inc.	119,137	1,250,939
RPC, Inc. (b)	110,447	578,742

		6,133,565

		9,634,282

Financial — 34.6%
Banks — 10.8%
Associated Banc-Corp.	130,577	2,877,917
BankUnited, Inc.	81,856	2,992,655
Comerica, Inc.	32,870	2,358,422
Synovus Financial Corp.	72,158	2,828,594
Texas Capital Bancshares, Inc. (a)	40,178	2,280,905
Umpqua Holdings Corp.	143,568	2,541,154
Webster Financial Corp.	48,993	2,614,266
Zions Bancorp NA	65,705	3,411,404

		21,905,317

Diversified Financial Services — 0.8%
OneMain Holdings, Inc.	40,654	1,713,566

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Insurance — 9.2%
American Financial Group, Inc.	23,331	$2,558,244
Essent Group Ltd.	43,437	2,258,290
Everest Re Group Ltd.	10,744	2,974,369
First American Financial Corp.	28,354	1,653,605
The Hanover Insurance Group, Inc.	11,540	1,577,172
Kemper Corp.	30,281	2,346,777
Old Republic International Corp.	26,373	589,964
Reinsurance Group of America, Inc.	20,066	3,271,962
Selective Insurance Group, Inc.	21,667	1,412,472

		18,642,855

Real Estate Investment Trusts (REITS) — 12.6%
American Campus Communities, Inc.	54,802	2,577,338
Americold Realty Trust	61,217	2,146,268
Camden Property Trust	24,600	2,610,060
Cousins Properties, Inc.	59,294	2,442,913
CubeSmart	89,460	2,816,201
Easterly Government Properties, Inc.	76,958	1,826,213
Empire State Realty Trust, Inc. Class A	100,114	1,397,592
MGM Growth Properties LLC Class A	79,567	2,464,190
Park Hotels & Resorts, Inc.	76,124	1,969,328
STAG Industrial, Inc.	89,070	2,811,940
Sun Communities, Inc.	15,893	2,385,539

		25,447,582

Savings & Loans — 1.2%
Sterling Bancorp	114,938	2,422,893

		70,132,213

Industrial — 13.6%
Aerospace & Defense — 1.1%
AAR Corp.	49,086	2,213,778

Building Materials — 1.4%
Masonite International Corp. (a)	40,081	2,894,249

Electrical Components & Equipment — 2.2%
Belden, Inc.	36,906	2,029,830
EnerSys	31,502	2,357,295

		4,387,125

Electronics — 1.9%
Avnet, Inc.	25,847	1,096,946
TTM Technologies, Inc. (a)	140,156	2,109,348
Vishay Intertechnology, Inc.	28,320	602,933

		3,809,227

Engineering & Construction — 0.5%
Tutor Perini Corp. (a)	81,340	1,046,032

Hand & Machine Tools — 1.6%
Kennametal, Inc.	51,721	1,907,987
Regal Beloit Corp.	16,011	1,370,702

		3,278,689

	Number of Shares	Value
Machinery – Construction & Mining — 0.7%
Terex Corp.	50,570	$1,505,975

Miscellaneous – Manufacturing — 0.7%
Trinseo SA	36,780	1,368,584

Packaging & Containers — 1.9%
Graphic Packaging Holding Co.	128,927	2,146,635
Sealed Air Corp.	41,829	1,666,049

		3,812,684

Transportation — 1.6%
Hub Group, Inc. Class A (a)	30,290	1,553,574
Knight-Swift Transportation Holdings, Inc.	47,670	1,708,493

		3,262,067

		27,578,410

Technology — 11.5%
Computers — 4.5%
Amdocs Ltd.	30,732	2,218,543
Genpact Ltd.	46,690	1,968,917
NCR Corp. (a)	86,980	3,058,217
NetScout Systems, Inc. (a)	75,550	1,818,489

		9,064,166

Semiconductors — 3.2%
Cypress Semiconductor Corp.	92,595	2,160,241
Kulicke & Soffa Industries, Inc.	91,628	2,492,282
MaxLinear, Inc. (a)	83,042	1,762,151

		6,414,674

Software — 3.8%
Cerence, Inc. (a)	19,733	446,558
CommVault Systems, Inc. (a)	48,140	2,148,970
Nuance Communications, Inc. (a)	157,868	2,814,786
Verint Systems, Inc. (a)	43,303	2,397,254

		7,807,568

		23,286,408

Utilities — 3.9%
Electric — 3.3%
Alliant Energy Corp.	56,931	3,115,265
Black Hills Corp.	22,582	1,773,590
PNM Resources, Inc.	34,531	1,751,067

		6,639,922

Gas — 0.6%
Southwest Gas Holdings, Inc.	15,570	1,182,853

		7,822,775

TOTAL COMMON STOCK (Cost $182,959,356)		199,074,807

TOTAL EQUITIES (Cost $182,959,356)		199,074,807

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

MUTUAL FUNDS — 0.3%
Diversified Financial Services — 0.3%
State Street Navigator Securities Lending Prime Portfolio (c)	576,373	$576,373

TOTAL MUTUAL FUNDS (Cost $576,373)		576,373

TOTAL LONG-TERM INVESTMENTS (Cost $183,535,729)		199,651,180

	Principal Amount
SHORT-TERM INVESTMENTS — 0.3%
Repurchase Agreement — 0.3%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/19, 0.800%, due 1/02/20 (d)	$592,074	592,074

TOTAL SHORT-TERM INVESTMENTS (Cost $592,074)		592,074

TOTAL INVESTMENTS — 98.7% (Cost $184,127,803) (e)		200,243,254

Other Assets/(Liabilities) — 1.3%		2,554,717

NET ASSETS — 100.0%		$202,797,971

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2019, was $1,717,797 or 0.85% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The fund received $1,184,687 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Represents investment of security lending cash collateral. (Note 2).
(d)

Maturity value of $592,101. Collateralized by U.S. Government Agency obligations with a rate of 2.875%, maturity date of 10/15/21, and an aggregate market value, including accrued interest, of $606,723.

(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments

December 31, 2019

	Principal Amount	Value
BONDS & NOTES — 98.6%

BANK LOANS — 0.3%
Advertising — 0.1%
Broadcom, Inc., 2019 1st Lien Term Loan A3, 0.000% 11/04/22 (a)	$225,000	$223,594
Lamar Media Corp., 2018 Term Loan B, 1 mo. LIBOR + 1.750% 3.563% VRN 3/14/25	98,250	98,649

		322,243

Diversified Financial Services — 0.2%
Delos Finance S.A.R.L., 2018 Term Loan B, 3 mo. LIBOR + 1.750% 3.695% VRN 10/06/23	746,200	748,685

TOTAL BANK LOANS (Cost $1,069,372)		1,070,928

CORPORATE DEBT — 22.6%
Agriculture — 0.4%
BAT Capital Corp. 4.390% 8/15/37	400,000	405,063
4.540% 8/15/47	800,000	804,578
Reynolds American, Inc. 5.850% 8/15/45	265,000	304,139

		1,513,780

Airlines — 0.1%
Northwest Airlines Pass-Through Trust 7.041% 10/01/23	320,833	344,257

Auto Manufacturers — 1.6%
Daimler Finance NA LLC 2.000% 7/06/21 (b)	380,000	379,272
2.200% 10/30/21 (b)	580,000	580,970
Ford Motor Credit Co. LLC 2.425% 6/12/20	575,000	574,648
3 mo. USD LIBOR + .810% 2.853% FRN 4/05/21	260,000	258,788
3 mo. USD LIBOR + .880% 2.881% FRN 10/12/21	405,000	401,525
3 mo. USD LIBOR + 1.270% 3.231% FRN 3/28/22	90,000	89,340
3.813% 10/12/21	185,000	188,429
5.085% 1/07/21	640,000	655,307
5.596% 1/07/22	1,246,000	1,313,139
5.875% 8/02/21	185,000	193,681
8.125% 1/15/20	805,000	806,505
General Motors Financial Co., Inc. 4.200% 11/06/21	540,000	559,867

		6,001,471

	Principal Amount	Value
Banks — 1.9%
Bank of America Corp. 3 mo. USD LIBOR + .790% 3.004% VRN 12/20/23	$1,239,000	$1,267,924
Citigroup, Inc. 3 mo. USD LIBOR + .722% 3.142% VRN 1/24/23	750,000	764,696
The Goldman Sachs Group, Inc. 3 mo. USD LIBOR + 1.201% 3.272% VRN 9/29/25	645,000	667,771
JP Morgan Chase & Co. 2.950% 10/01/26	895,000	922,385
3 mo. USD LIBOR + 1.000% 4.023% VRN 12/05/24	365,000	389,262
Lloyds Banking Group PLC 3 mo. USD LIBOR + 1.249% 2.858% VRN 3/17/23	575,000	582,946
3 mo. USD LIBOR + .810% 2.907% VRN 11/07/23	700,000	710,552
3.900% 3/12/24	400,000	422,410
Santander UK Group Holdings PLC 3 mo. USD LIBOR + 1.080% 3.373% VRN 1/05/24	645,000	660,867
Wells Fargo & Co. 3 mo. USD LIBOR + .825% 2.406% VRN 10/30/25	725,000	725,683
Wells Fargo Bank NA 3 mo. USD LIBOR + .650% 2.082% VRN 9/09/22	195,000	195,302

		7,309,798

Beverages — 0.2%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 4.900% 2/01/46	370,000	438,865
Bacardi Ltd. 4.700% 5/15/28 (b)	195,000	212,566
5.300% 5/15/48 (b)	210,000	243,995

		895,426

Biotechnology — 0.2%
Amgen, Inc. 4.400% 5/01/45	500,000	560,274

Chemicals — 0.2%
International Flavors & Fragrances, Inc. 5.000% 9/26/48	570,000	647,173

Commercial Services — 0.2%
IHS Markit Ltd. 4.000% 3/01/26 (b)	253,000	266,778
4.750% 2/15/25 (b)	120,000	131,090
4.750% 8/01/28	385,000	428,800

		826,668

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Computers — 0.3%
Apple, Inc. 4.650% 2/23/46	$850,000	$1,066,540

Diversified Financial Services — 1.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.500% 5/15/21	490,000	505,756
Air Lease Corp. 3.500% 1/15/22	575,000	590,928
4.750% 3/01/20	855,000	858,419
GE Capital International Funding Co. Unlimited Co. 2.342% 11/15/20	1,095,000	1,095,884
4.418% 11/15/35	1,865,000	1,995,054
Park Aerospace Holdings Ltd. 4.500% 3/15/23 (b)	160,000	167,520
5.250% 8/15/22 (b)	400,000	426,160
5.500% 2/15/24 (b)	170,000	186,645
Raymond James Financial, Inc. 4.950% 7/15/46	390,000	456,004

		6,282,370

Electric — 2.0%
AEP Transmission Co. LLC 3.100% 12/01/26	855,000	886,073
Duke Energy Carolinas LLC 4.000% 9/30/42	1,000,000	1,116,192
Duquesne Light Holdings, Inc. 6.400% 9/15/20 (b)	1,000,000	1,028,977
Jersey Central Power & Light Co. 4.700% 4/01/24 (b)	800,000	872,423
6.400% 5/15/36	425,000	544,628
LG&E & KU Energy LLC 4.375% 10/01/21	1,200,000	1,239,865
MidAmerican Energy Co. 4.800% 9/15/43	1,400,000	1,731,792

		7,419,950

Entertainment — 0.1%
Churchill Downs, Inc. 4.750% 1/15/28 (b)	80,000	82,600
5.500% 4/01/27 (b)	162,000	171,720

		254,320

Foods — 0.9%
Campbell Soup Co. 3.300% 3/15/21	650,000	659,648
Kraft Heinz Foods Co. 4.375% 6/01/46	30,000	29,573
4.875% 10/01/49 (b)	1,540,000	1,625,464
5.000% 6/04/42	150,000	160,278
5.200% 7/15/45	330,000	358,364
6.875% 1/26/39	250,000	312,360

	Principal Amount	Value
The Kroger Co. 5.400% 1/15/49	$225,000	$274,869

		3,420,556

Gas — 0.2%
CenterPoint Energy Resources Corp. 6.250% 2/01/37	595,000	737,504
Southern Co. Gas Capital Corp. 2.450% 10/01/23	100,000	100,704

		838,208

Health Care – Products — 0.3%
Hologic, Inc. 4.625% 2/01/28 (b)	160,000	169,600
Teleflex, Inc. 4.625% 11/15/27	107,000	113,400
Zimmer Biomet Holdings, Inc. 3 mo. USD LIBOR + .750% 2.653% FRN 3/19/21	655,000	655,064

		938,064

Health Care – Services — 1.2%
Aetna, Inc. 2.800% 6/15/23	485,000	492,883
Anthem, Inc. 3.125% 5/15/22	500,000	512,571
3.300% 1/15/23	530,000	548,425
CHS/Community Health Systems, Inc. 8.000% 3/15/26 (b)	83,000	85,490
8.625% 1/15/24 (b)	60,000	63,600
Encompass Health Corp. 4.750% 2/01/30	198,000	205,425
HCA, Inc. 5.000% 3/15/24	112,000	122,435
5.125% 6/15/39	230,000	253,507
5.250% 6/15/49	525,000	586,912
Molina Healthcare, Inc. 5.375% STEP 11/15/22	225,000	239,170
Providence St. Joseph Health Obligated Group 2.746% 10/01/26	845,000	853,275
Tenet Healthcare Corp. 4.625% 7/15/24	184,000	188,370
5.125% 11/01/27 (b)	35,000	36,969
WellCare Health Plans, Inc. 5.375% 8/15/26 (b)	155,000	165,075

		4,354,107

Household Products & Wares — 0.1%
Central Garden & Pet Co. 5.125% 2/01/28	123,000	127,305
Spectrum Brands, Inc. 5.750% 7/15/25	245,000	255,724

		383,029

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Insurance — 0.3%
Farmers Exchange Capital III 3 mo. USD LIBOR + 3.454% 5.454% VRN 10/15/54 (b)	$970,000	$1,116,920

Media — 0.3%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.375% 6/01/29 (b)	146,000	156,220
Charter Communications Operating LLC/Charter Communications Operating Capital 3.750% 2/15/28	410,000	425,298
6.484% 10/23/45	200,000	247,945
CSC Holdings LLC 5.500% 5/15/26 (b)	200,000	211,748
Virgin Media Secured Finance PLC 5.500% 5/15/29 (b)	225,000	238,219

		1,279,430

Miscellaneous – Manufacturing — 0.7%
General Electric Co. 5.500% 1/08/20	875,000	875,316
4.625% 1/07/21	1,020,000	1,043,181
6.750% 3/15/32	300,000	385,414
5.875% 1/14/38	244,000	296,597
4.125% 10/09/42	150,000	154,746

		2,755,254

Oil & Gas — 1.0%
Antero Resources Corp. 5.000% 3/01/25 (c)	364,000	273,000
5.125% 12/01/22	176,000	157,080
5.625% 6/01/23 (c)	50,000	40,125
Canadian Natural Resources Ltd. 3.850% 6/01/27	171,000	182,126
EQT Corp. 3.900% 10/01/27 (c)	110,000	102,344
Gulfport Energy Corp. 6.375% 5/15/25	47,000	29,845
KazMunayGas National Co. JSC 5.375% 4/24/30 (b)	200,000	231,540
Matador Resources Co. 5.875% 9/15/26	105,000	105,263
Noble Energy, Inc. 5.250% 11/15/43	140,000	157,748
Parsley Energy LLC / Parsley Finance Corp. 5.375% 1/15/25 (b)	210,000	216,300
Petrobras Global Finance BV 5.093% 1/15/30 (b)	151,000	161,798
Petroleos Mexicanos 6.500% 1/23/29	400,000	420,800
6.625% 6/15/35	900,000	922,050
7.690% 1/23/50 (b)	375,000	409,252

	Principal Amount	Value
Range Resources Corp. 4.875% 5/15/25 (c)	$157,000	$134,235
Transocean Guardian Ltd. 5.875% 1/15/24 (b)	135,280	138,324
Transocean Pontus Ltd. 6.125% 8/01/25 (b)	153,970	157,819
Transocean Poseidon Ltd. 6.875% 2/01/27 (b)	98,000	103,880

		3,943,529

Oil & Gas Services — 0.0%
Transocean Proteus Ltd. 6.250% 12/01/24 (b)	58,100	59,843
USA Compression Partners LP / USA Compression Finance Corp. 6.875% 9/01/27	96,000	99,994

		159,837

Packaging & Containers — 0.7%
Amcor Finance USA, Inc. 3.625% 4/28/26 (b)	650,000	667,938
Ball Corp. 4.375% 12/15/20	350,000	357,346
Graphic Packaging International LLC 4.125% 8/15/24	200,000	207,500
Matthews International Corp. 5.250% 12/01/25 (b)	120,000	120,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.750% 10/15/20	591,156	591,895
Sealed Air Corp. 5.500% 9/15/25 (b)	190,000	209,000
Silgan Holdings, Inc. 4.750% 3/15/25	250,000	255,625
WRKCo, Inc. 4.900% 3/15/29	195,000	221,947

		2,631,251

Pharmaceuticals — 2.5%
AbbVie, Inc. 3.600% 5/14/25	215,000	227,142
4.250% 11/21/49 (b)	955,000	1,014,037
4.450% 5/14/46	39,000	41,773
4.875% 11/14/48	400,000	462,134
Allergan Finance LLC 3.250% 10/01/22	500,000	511,074
Allergan Funding SCS 3.800% 3/15/25	250,000	262,727
Bausch Health Cos., Inc. 5.500% 3/01/23 (b)	28,000	28,140
5.750% 8/15/27 (b)	88,000	95,480
7.000% 3/15/24 (b)	200,000	208,000
Bayer US Finance II LLC 4.375% 12/15/28 (b)	850,000	927,850

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
4.625% 6/25/38 (b)	$635,000	$690,214
4.875% 6/25/48 (b)	455,000	521,684
Becton Dickinson and Co. 2.404% 6/05/20	440,000	440,468
2.894% 6/06/22	400,000	406,661
Cigna Corp. 3.050% 10/15/27 (b)	945,000	958,465
4.125% 11/15/25	800,000	868,195
CVS Health Corp. 5.050% 3/25/48	1,445,000	1,712,363
5.125% 7/20/45	20,000	23,726

		9,400,133

Pipelines — 1.2%
Energy Transfer Operating LP 5.150% 3/15/45	400,000	421,136
5.500% 6/01/27	254,000	285,561
5.875% 1/15/24	400,000	442,856
Plains All American Pipeline LP/PAA Finance Corp. 4.650% 10/15/25	600,000	642,910
Rockies Express Pipeline LLC 4.950% 7/15/29 (b)	200,000	199,416
5.625% 4/15/20 (b)	381,000	385,038
Ruby Pipeline LLC 6.500% STEP 4/01/22 (b)	551,136	569,814
Sabine Pass Liquefaction LLC 5.750% 5/15/24	290,000	323,552
Sunoco Logistics Partners Operations LP 5.400% 10/01/47	394,000	428,388
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.875% 1/15/29 (b)	72,000	79,920
TC PipeLines LP 3.900% 5/25/27	500,000	522,818
TransMontaigne Partners LP/TLP Finance Corp. 6.125% 2/15/26	81,000	79,380

		4,380,789

Real Estate Investment Trusts (REITS) — 1.6%
American Campus Communities Operating Partnership LP 3.350% 10/01/20	500,000	504,155
3.750% 4/15/23	650,000	677,390
GLP Capital LP/GLP Financing II, Inc. 4.000% 1/15/30	280,000	285,796
5.250% 6/01/25	230,000	252,448
5.300% 1/15/29	310,000	344,317
5.375% 4/15/26	695,000	768,253
Healthcare Realty Trust, Inc. 3.750% 4/15/23	235,000	242,658

	Principal Amount	Value
Healthpeak Properties, Inc. 3.875% 8/15/24	$500,000	$531,959
4.250% 11/15/23	235,000	250,790
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.625% 5/01/24	100,000	109,374
SBA Communications Corp. 4.875% 9/01/24	98,000	101,675
SL Green Operating Partnership LP 3.250% 10/15/22	500,000	512,343
Ventas Realty LP 3.500% 2/01/25	1,500,000	1,566,614

		6,147,772

Retail — 0.4%
Alimentation Couche-Tard, Inc. 2.700% 7/26/22 (b)	195,000	197,144
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC 4.750% 6/01/27 (b)	210,000	221,025
Rite Aid Corp. 6.125% 4/01/23 (b)	358,000	329,360
Walgreens Boots Alliance, Inc. 3.800% 11/18/24	400,000	416,960
4.800% 11/18/44	275,000	278,681

		1,443,170

Savings & Loans — 0.1%
Nationwide Building Society 3 mo. USD LIBOR + 1.181% 3.622% VRN 4/26/23 (b)	270,000	277,740

Semiconductors — 0.3%
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.000% 1/15/22	805,000	816,909
NXP BV/NXP Funding LLC 4.125% 6/01/21 (b)	200,000	205,058

		1,021,967

Software — 0.1%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc. 5.750% 3/01/25 (b)	114,000	117,135
IQVIA, Inc. 5.000% 5/15/27 (b)	200,000	211,571
SS&C Technologies, Inc. 5.500% 9/30/27 (b)	108,000	115,290

		443,996

Telecommunications — 1.8%
AT&T, Inc. 3.950% 1/15/25	160,000	171,504
4.350% 6/15/45	250,000	269,903
4.800% 6/15/44	1,300,000	1,483,294

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
5.250% 3/01/37	$425,000	$507,783
Intelsat Jackson Holdings SA 8.500% 10/15/24 (b)	171,000	155,752
9.750% 7/15/25 (b)	585,000	541,125
Level 3 Financing, Inc. 4.625% 9/15/27 (b)	79,000	80,880
5.375% 5/01/25	149,000	154,215
Sprint Communications, Inc. 7.000% 3/01/20 (b)	255,000	256,357
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 3.360% STEP 3/20/23 (b)	505,313	509,810
4.738% 9/20/29 (b)	870,000	921,313
T-Mobile USA, Inc. 4.500% 2/01/26	104,000	106,600
4.750% 2/01/28	119,000	124,689
6.000% 3/01/23	206,000	209,708
6.000% 4/15/24	122,000	125,965
Vodafone Group PLC 4.875% 6/19/49	1,052,000	1,220,003

		6,838,901

TOTAL CORPORATE DEBT (Cost $80,175,240)		84,896,680

MUNICIPAL OBLIGATIONS — 1.3%
City of New York NY 5.206% 10/01/31	750,000	888,458
Jersey City Municipal Utilities Authority 5.470% 5/15/27	850,000	954,558
Los Angeles Unified School District 5.755% 7/01/29	1,000,000	1,212,490
New York State Dormitory Authority 5.289% 3/15/33	750,000	910,425
State of California 7.950% 3/01/36	850,000	858,041

		4,823,972

TOTAL MUNICIPAL OBLIGATIONS (Cost $4,946,956)		4,823,972

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 14.2%
Commercial MBS — 2.1%
BAMLL Commercial Mortgage Securities Trust, Series 2018-PARK, Class A, 4.091% VRN 8/10/38 (b) (d)	620,000	681,553
BX Trust, Series 2019-OC11, Class A 3.202% 12/09/41 (b)	180,000	184,753

	Principal Amount	Value
CALI Mortgage Trust, Series 2019-101C, Class A 3.957% 3/10/39 (b)	$415,000	$452,665
Citigroup Commercial Mortgage Trust, Series 2013-375P, Class A 3.251% 5/10/35 (b)	340,000	349,444
Commercial Mortgage Trust, Series 2016-787S, Class A, 3.545% 2/10/36 (b)	340,000	356,412
Series 2013-300P, Class A1, 4.353% 8/10/30 (b)	325,000	347,005
CPT Mortgage Trust, Series 2019-CPT, Class A 2.865% 11/13/39 (b)	355,000	356,701
DC Office Trust, Series 2019-MTC, Class A 2.965% 9/15/45 (b)	375,000	380,017
GS Mortgage Securities Corp Trust, Series 2012-ALOH, Class A 3.551% 4/10/34 (b)	370,000	378,284
Hudson Yards Mortgage Trust Series 2019-55HY, Class A, 3.041% 12/10/41 (b)	375,000	381,411
Series 2019-30HY, Class A, 3.228% 7/10/39 (b)	385,000	398,595
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2019-OSB, Class A 3.397% 6/05/39 (b)	385,000	402,842
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A4 2.858% 11/15/45	1,487,172	1,506,379
One Bryant Park Trust, Series 2019-OBP, Class A 2.516% 9/15/54 (b)	490,000	477,132
RBS Commercial Funding, Inc. Trust, Series 2013-GSP, Class A, 3.834% VRN 1/15/32 (b) (d)	330,000	346,498
SFAVE Commercial Mortgage Securities Trust, Series 2015-5AVE, Class A1, 3.872% VRN 1/05/43 (b) (d)	370,000	376,925
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2 4.393% 11/15/43 (b)	454,866	458,686

		7,835,302

Home Equity ABS — 0.9%
Citigroup Mortgage Loan Trust, Inc., Series 2006-HE2, Class M1, 1 mo. USD LIBOR + .290% 2.082% FRN 8/25/36	2,400,000	2,362,578

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Wells Fargo Home Equity Trust, Series 2004-2, Class M3, 1 mo. USD LIBOR + 1.050% 2.842% FRN 10/25/34	$1,135,123	$1,132,108

		3,494,686

Other ABS — 2.4%
Countrywide Asset-Backed Certificates, Series 2006-15, Class A3, 4.600% VRN 10/25/46 (d)	661,037	653,698
Dryden Senior Loan Fund, Series 2013-26A, Class AR, 3 mo. USD LIBOR + .900% 2.901% FRN 4/15/29 (b)	975,000	972,107
LCM LP, Series 21A, Class AR, 3 mo. USD LIBOR + .880% 2.846% FRN 4/20/28 (b)	740,000	740,001
Madison Park Funding XXX Ltd., Series 2018-30A, Class A, 3 mo. USD LIBOR + .750% 2.751% FRN 4/15/29 (b)	750,000	744,438
Magnetite CLO Ltd. Series 2012-7A, Class A1R2, 3 mo. USD LIBOR + .800% 2.801% FRN 1/15/28 (b)	1,000,000	997,231
Series 2019-21A, Class A, 3 mo. USD LIBOR + 1.280% 3.246% FRN 4/20/30 (b)	200,000	200,073
Morgan Stanley Capital I, Inc. Trust, Series 2006-HE1, Class A4, 1 mo. USD LIBOR + .290% 2.082% FRN 1/25/36	1,791,894	1,755,689
Saxon Asset Securities Trust Series 2007-2, Class A2C, 1 mo. USD LIBOR + .240% 2.032% FRN 5/25/47	2,169,145	1,777,088
Series 2005-1, Class M1, 1 mo. USD LIBOR + .690% 2.482% FRN 5/25/35	400,073	399,160
TCI-Flatiron CLO Ltd., Series 2016-1A, Class AR, 3 mo. USD LIBOR + 1.220% 3.222% FRN 7/17/28 (b)	225,000	225,004
Voya CLO Ltd., Series 2014-3A, Class A1R, 3 mo. USD LIBOR + .720% 2.660% FRN 7/25/26 (b)	492,707	492,825

		8,957,314

Student Loans ABS — 4.4%
Access Group, Inc., Series 2015-1, Class A, 1 mo. USD LIBOR + .700% 2.492% FRN 7/25/56 (b)	586,834	575,110

	Principal Amount	Value
Collegiate Funding Services Education Loan Trust, Series 2005-A, Class A4, 3 mo. USD LIBOR + .200% 2.161% FRN 3/28/35	$1,500,000	$1,455,028
Navient Student Loan Trust, Series 2018-3A, Class A3, 1 mo. USD LIBOR + .800% 2.592% FRN 3/25/67 (b)	630,000	616,252
Nelnet Student Loan Trust Series 2015-1A, Class A, 1 mo. USD LIBOR + .590% 2.382% FRN 4/25/46 (b)	1,068,323	1,056,253
Series 2019-4A, Class A, 1 mo. USD LIBOR + .870% 2.662% FRN 9/26/67 (b)	970,909	971,461
Pennsylvania Higher Education Assistance Agency, Series 2013-3A, Class A, 1 mo. USD LIBOR + .750% 2.542% FRN 11/25/42 (b)	959,601	952,917
SLC Student Loan Trust, Series 2006-2, Class A6, 3 mo. USD LIBOR + .160% 2.054% FRN 9/15/39	2,300,000	2,216,006
SLM Student Loan Trust Series 2007-7, Class A4, 3 mo. USD LIBOR + .330% 2.270% FRN 1/25/22	855,500	835,087
Series 2012-7, Class A3, 1 mo. USD LIBOR + .650% 2.442% FRN 5/26/26	845,266	824,685
Series 2012-2, Class A, 1 mo. USD LIBOR + .700% 2.492% FRN 1/25/29	980,732	963,031
Series 2008-1, Class A4, 3 mo. USD LIBOR + .650% 2.590% FRN 1/25/22	805,062	791,571
Series 2012-1, Class A3, 1 mo. USD LIBOR + .950% 2.742% FRN 9/25/28	829,737	820,344
Series 2008-6, Class A4, 3 mo. USD LIBOR + 1.100% 3.040% FRN 7/25/23	1,246,591	1,240,048
Series 2008-9, Class A, 3 mo. USD LIBOR + 1.500% 3.440% FRN 4/25/23	987,851	993,311
Series 2008-5, Class B, 3 mo. USD LIBOR + 1.850% 3.790% FRN 7/25/73	700,000	704,969
Series 2008-9, Class B, 3 mo. USD LIBOR + 2.250% 4.190% FRN 10/25/83	1,430,000	1,440,403

		16,456,476

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
WL Collateral CMO — 4.4%
American Home Mortgage Investment Trust, Series 2005-1, Class 6A, 6 mo. USD LIBOR + 2.000% 3.894% FRN 6/25/45	$1,101,666	$1,111,739
Banc of America Funding Trust, Series 2016-R1, Class A1, 2.500% VRN 3/25/40 (b) (d)	764,549	760,051
Chase Mortgage Finance Trust, Series 2007-A1, Class 11A4, 4.172% VRN 3/25/37 (d)	426,702	423,781
Citigroup Mortgage Loan Trust, Series 2005-11, Class A2A, 1 year CMT + 2.400% 4.380% FRN 10/25/35	377,481	383,065
Countrywide Alternative Loan Trust, Series 2005-31, Class 2A1, 1 mo. USD LIBOR + .300% 2.092% FRN 8/25/35	1,459,115	1,395,329
CSMC Trust, Series 2018-RPL9, Class A, 3.850% VRN 9/25/57 (b) (d)	1,666,091	1,742,666
First Horizon Mortgage Pass-Through Trust, Series 2005-AR5, Class 2A1, 4.284% VRN 11/25/35 (d)	473,185	425,744
GS Mortgage-Backed Securities Trust, Series 2018-RPL1, Class A1A 3.750% 10/25/57 (b)	1,586,059	1,619,498
HarborView Mortgage Loan Trust, Series 2006-10, Class 1A1A, 1 mo. USD LIBOR + .200% 1.964% FRN 11/19/36	1,810,049	1,621,838
Impac CMB Trust, Series 2005-1, Class 1A1, 1 mo. USD LIBOR + .520% 2.312% FRN 4/25/35	1,038,328	1,008,348
IndyMac Index Mortgage Loan Trust Series 2006-AR27, Class 1A3, 1 mo. USD LIBOR + ..270% 2.062% FRN 10/25/36	1,799,938	1,148,579
Series 2005-AR19, Class A1, 3.571% VRN 10/25/35 (d)	936,056	858,005
Morgan Stanley Resecuritization Trust, Series 2014-R9, Class 3A, 12 mo. MTA + .840% 3.166% FRN 11/26/46 (b)	592,413	576,535
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2005-AR1, Class M1, 1 mo. LIBOR + 1.070% 2.862% FRN 2/25/35	1,363,447	1,347,291

	Principal Amount	Value
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR13, Class A1A1, 1 mo. USD LIBOR + .290% 2.082% FRN 10/25/45	$760,875	$750,681
Series 2005-AR2, Class 2A21, 1 mo. USD LIBOR + .330% 2.122% FRN 1/25/45	722,794	703,536
Series 2006-1 Class 3A2, 5.750% 2/25/36	849,435	812,428

		16,689,114

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $52,818,941)		53,432,892

SOVEREIGN DEBT OBLIGATIONS — 0.1%
Oman Government International Bond 5.625% 1/17/28 (b)	200,000	206,750
Russian Foreign Bond 4.750% 5/27/26 (b)	200,000	223,096

		429,846

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $385,300)		429,846

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 32.2%
Collateralized Mortgage Obligations — 3.2%
Federal Home Loan Mortgage Corp. Series 4818, Class CA 3.000% 4/15/48	806,449	817,264
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series S8FX, Class A2, 3.291% 3/25/27	1,775,000	1,850,620
Series K158, Class A3, 3.900% VRN 10/25/33 (d)	785,000	880,588
Series 4846, Class PA, 4.000% 6/15/47	926,401	975,610
Federal Home Loan Mortgage Corp. REMICS Series 4639, Class HZ 3.250% 4/15/53	1,463,867	1,497,935
Federal National Mortgage Association Series 2018-43, Class CT, 3.000% 6/25/48	1,420,364	1,440,994
Series 2018-M14, Class A2, 3.578% VRN 8/25/28 (d)	1,200,000	1,300,142
Federal National Mortgage Association. REMICS Series 2018-57, Class QA, 3.500% 5/25/46	1,111,958	1,142,989

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2018-55, Class PA, 3.500% 1/25/47	$620,592	$640,075
Government National Mortgage Association Series 2018-124, Class NW, 3.500% 9/20/48	733,818	752,714
Series 2019-15, Class GT, 3.500% 2/20/49	764,883	785,155

		12,084,086

Pass-Through Securities — 29.0%
Federal Home Loan Mortgage Corp. Pool #V61427 2.500% 12/01/31	353,769	358,459
Pool #G16598 2.500% 12/01/31	1,371,273	1,389,454
Pool #G18592 3.000% 3/01/31	458,026	471,638
Pool #G18627 3.000% 1/01/32	1,346,539	1,386,976
Pool #G08710 3.000% 6/01/46	334,151	342,403
Pool #G08715 3.000% 8/01/46	2,553,821	2,616,888
Pool #G08726 3.000% 10/01/46	2,431,280	2,490,561
Pool #G08732 3.000% 11/01/46	860,769	881,757
Pool #G08737 3.000% 12/01/46	311,452	319,046
Pool #G08741 3.000% 1/01/47	2,173,930	2,226,936
Pool #G08791 3.000% 12/01/47	843,870	862,599
Pool #G08795 3.000% 1/01/48	660,522	673,944
Pool #G18713 3.500% 11/01/33	451,891	468,636
Pool #G07848 3.500% 4/01/44	2,152,034	2,288,785
Pool #G60023 3.500% 4/01/45	2,228,345	2,365,767
Pool #G08711 3.500% 6/01/46	1,220,822	1,272,075
Pool #G08716 3.500% 8/01/46	1,717,005	1,789,089
Pool #G67700 3.500% 8/01/46	1,204,718	1,269,978
Pool #G08722 3.500% 9/01/46	293,837	306,173
Pool #G08742 3.500% 1/01/47	1,232,992	1,282,445
Pool #G08757 3.500% 4/01/47	430,917	447,796
Pool #G67703 3.500% 4/01/47	1,741,926	1,835,742
Pool #G67706 3.500% 12/01/47	1,677,898	1,768,265
Pool #G67707 3.500% 1/01/48	3,927,475	4,163,546
Pool #G08800 3.500% 2/01/48	159,527	165,376
Pool #G67708 3.500% 3/01/48	2,928,478	3,074,302
Pool #G67710 3.500% 3/01/48	2,593,382	2,712,794
Pool #G08816 3.500% 6/01/48	1,699,903	1,759,051
Pool #G61556 3.500% 8/01/48	1,328,206	1,394,344
Pool #G60344 4.000% 12/01/45	1,393,323	1,494,999
Pool #G67711 4.000% 3/01/48	1,622,708	1,736,560
Pool #G67713 4.000% 6/01/48	1,650,786	1,756,291
Pool #G67718 4.000% 1/01/49	1,585,948	1,684,831
Pool #G08843 4.500% 10/01/48	671,580	709,770
Pool #G08833 5.000% 7/01/48	396,750	425,139
Pool #G08844 5.000% 10/01/48	402,326	431,115
Federal National Mortgage Association Pool #MA3864 2.500% 12/01/34	3,526,673	3,558,290
Pool #MA3896 2.500% 1/01/35	5,425,000	5,473,636
Pool #AM2808 2.700% 3/01/23	375,000	381,459
Pool #MA1607 3.000% 10/01/33	590,860	609,334

	Principal Amount	Value
Pool #MA3811 3.000% 10/01/49	$1,885,715	$1,899,891
Pool #MA3834 3.000% 11/01/49	19,862	20,148
Pool #AM9188 3.120% 6/01/35	780,000	809,610
Pool #FN0039 3.201% 9/01/27	766,492	809,805
Pool #AN7345 3.210% 11/01/37	1,006,789	1,051,186
Pool #AM9623 3.340% 7/01/30	755,000	806,629
Pool #BL2360 3.450% 5/01/34	780,000	836,610
Pool #AB4262 3.500% 1/01/32	560,852	585,270
Pool #MA1512 3.500% 7/01/33	271,401	283,895
Pool #MA1148 3.500% 8/01/42	1,910,561	2,009,263
Pool #CA0996 3.500% 1/01/48	329,043	345,219
Pool #MA3305 3.500% 3/01/48	116,171	120,393
Pool #BL1132 3.730% 1/01/29	920,000	1,014,026
Pool #BL0242 3.820% 11/01/30	1,000,000	1,104,902
Pool #MA1146 4.000% 8/01/42	839,127	899,812
Pool #AS9830 4.000% 6/01/47	908,748	954,874
Pool #MA3027 4.000% 6/01/47	894,110	939,492
Pool #AS9972 4.000% 7/01/47	780,326	819,202
Pool #931504 4.500% 7/01/39	82,847	90,039
Pool #CA1710 4.500% 5/01/48	1,910,223	2,025,905
Pool #CA1711 4.500% 5/01/48	631,237	669,463
Pool #CA2208 4.500% 8/01/48	1,230,316	1,299,440
Pool #986268 5.000% 7/01/38	1,528	1,695
Pool #AD6374 5.000% 5/01/40	23,236	25,544
Pool #AI2733 5.000% 5/01/41	176,580	193,571
Pool #977014 5.500% 5/01/38	26,854	30,269
Pool #985524 5.500% 6/01/38	23,080	26,003
Pool #988578 5.500% 8/01/38	160,051	180,283
Pool #995482 5.500% 1/01/39	118,922	133,929
Government National Mortgage Association II Pool #MA4126 3.000% 12/20/46	2,013,537	2,074,960
Pool #MA4718 3.000% 9/20/47	236,303	243,437
Pool #MA4836 3.000% 11/20/47	1,863,453	1,919,716
Pool #MA6209 3.000% 10/20/49	1,861,910	1,885,542
Pool #MA3521 3.500% 3/20/46	778,659	814,171
Pool #MA3597 3.500% 4/20/46	241,609	252,326
Pool #MA3663 3.500% 5/20/46	362,367	378,440
Pool #MA3937 3.500% 9/20/46	293,440	306,181
Pool #MA4127 3.500% 12/20/46	993,013	1,036,128
Pool #MA4262 3.500% 2/20/47	1,184,109	1,234,410
Pool #MA4382 3.500% 4/20/47	327,120	341,016
Pool #MA4719 3.500% 9/20/47	440,678	458,572
Pool #MA4837 3.500% 11/20/47	881,003	916,777
Pool #MA4900 3.500% 12/20/47	3,222,365	3,349,184
Pool #MA4653 4.000% 8/20/47	165,914	173,216
Pool #MA4838 4.000% 11/20/47	715,199	746,674
Pool #MA4901 4.000% 12/20/47	317,053	331,006
Pool #MA5078 4.000% 3/20/48	1,289,211	1,341,919
Pool #MA5466 4.000% 9/20/48	1,429,456	1,485,329
Pool #MA5399 4.500% 8/20/48	2,770,314	2,916,690
Pool #MA3666 5.000% 5/20/46	225,727	246,893
Pool #MA4199 5.000% 1/20/47	234,630	257,951

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #MA4454 5.000% 5/20/47	$447,259	$480,810
Pool #MA4722 5.000% 9/20/47	578,956	620,940
Government National Mortgage Association II TBA (e) Pool #MA188 3.000% 7/01/49	2,250,000	2,311,875
Uniform Mortgage-Backed Securities TBA Pool #1312 3.000% 12/01/33 (e)	50,000	51,250
Pool #4241 3.000% 7/01/49 (e)	1,600,000	1,623,000
Pool #29800 5.000% 9/01/48 (e)	700,000	748,344

		109,179,374

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $118,697,860)		121,263,460

U.S. TREASURY OBLIGATIONS — 27.9%
U.S. Treasury Bonds & Notes — 27.9%
U.S. Treasury Inflation Index 0.125% 7/15/24	585,214	588,698
0.125% 10/15/24	3,244,608	3,263,284
0.250% 7/15/29	4,171,841	4,212,323
1.000% 2/15/49 (c)	4,054,688	4,505,353
U.S. Treasury Note 1.500% 10/31/21 (c)	7,887,000	7,876,730
1.500% 11/30/21 (c)	8,785,000	8,773,452
1.500% 10/31/24	13,499,000	13,385,565
1.500% 11/30/24	33,730,000	33,455,961
1.750% 11/15/29	8,893,000	8,765,762
2.375% 11/15/49	20,075,000	20,015,403

		104,842,531

TOTAL U.S. TREASURY OBLIGATIONS (Cost $105,162,402)		104,842,531

TOTAL BONDS & NOTES (Cost $363,256,071)		370,760,309

	Number of Shares
MUTUAL FUNDS — 4.7%
Diversified Financial Services — 4.7%
State Street Navigator Securities Lending Prime Portfolio (f)	17,585,755	17,585,755

TOTAL MUTUAL FUNDS (Cost $17,585,755)		17,585,755

TOTAL LONG-TERM INVESTMENTS (Cost $380,841,826)		388,346,064

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 2.3%
Commercial Paper — 0.3%
Ford Motor Credit Co. 3.245% 10/08/20 (b)	$1,000,000	$976,641

Repurchase Agreement — 0.4%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/19, 0.800%, due 1/02/20 (g)	1,690,429	1,690,429

Sovereign Debt Obligations — 1.5%
Japan Treasury Discount Bill 0.000%1/14/20 JPY (h)	205,000,000	1,886,792
0.000%1/20/20 JPY (h)	205,000,000	1,886,844
0.000%1/27/20 JPY (h)	205,000,000	1,886,918

		5,660,554

U.S. Treasury Bill — 0.1%
U.S. Treasury Bill 0.000% 3/19/20 (i)	531,000	529,317

TOTAL SHORT-TERM INVESTMENTS (Cost $8,898,350)		8,856,941

TOTAL INVESTMENTS — 105.6% (Cost $389,740,176) (j)		397,203,005

Other Assets/(Liabilities) — (5.6)%		(21,189,919)

NET ASSETS — 100.0%		$376,013,086

Abbreviation Legend

ABS	Asset-Backed Security
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury Index
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
MTA	Monthly Treasury Average Index
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	All or a portion of the security represents unsettled loan commitments at December 31, 2019 where the rate will be determined at time of settlement.
(b)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At December 31, 2019, the aggregate market value of these securities amounted to $41,891,165 or 11.14% of net assets.

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

(c)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2019, was $21,325,454 or 5.67% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The fund received $4,208,426 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(d)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at December 31, 2019.

(e)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(f)	Represents investment of security lending cash collateral. (Note 2).
(g)

Maturity value of $1,690,504. Collateralized by U.S. Government Agency obligations with a rate of 2.875%, maturity date of 10/15/21, and an aggregate market value, including accrued interest, of $1,727,618.

(h)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(i)	A portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(j)	See Note 6 for aggregate cost for federal tax purposes.

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Citibank N.A.*	1/27/20	USD	1,901,749	JPY	205,000,000	$12,950
Goldman Sachs International*	1/14/20	USD	1,922,076	JPY	205,000,000	34,587
Goldman Sachs International*	1/21/20	USD	1,917,752	JPY	205,000,000	29,558

						$77,095

*	Contracts are subject to a Master Netting Agreement.

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Note 2 Year	3/31/20	98	$21,129,525	$(10,525)
U.S. Treasury Note 5 Year	3/31/20	438	52,050,133	(99,226)

				$(109,751)

Short
Euro-Bobl	3/06/20	50	$(7,524,986)	$30,348

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
Rate/Reference	Frequency	Rate/Reference	Frequency
3-Month USD LIBOR BBA	Quarterly	Fixed 2.26%	Semi-Annually	4/11/22	USD	20,975,000	$254,977	$-	$254,977
3-Month USD LIBOR BBA	Quarterly	Fixed 2.28%	Semi-Annually	5/08/22	USD	10,055,000	126,671	-	126,671
Fixed 2.34%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	4/11/25	USD	8,620,000	(253,990)	-	(253,990)
Fixed 2.37%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	5/08/25	USD	4,120,000	(127,263)	-	(127,263)

							$395	$-	$395

Currency Legend

JPY	Japanese Yen
USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements

Statements of Assets and Liabilities

December 31, 2019

	MML Blue Chip Growth Fund	MML Equity Income Fund
Assets:
Investments, at value (Note 2) (a)	$440,913,552	$479,167,023
Repurchase agreements, at value (Note 2) (b)	2,019,009	7,418,405
Other short-term investments, at value (Note 2) (c)	1,070	1,070

Total investments (d)	442,933,631	486,586,498

Cash	47,613	-
Foreign currency, at value (e)	-	88,938
Receivables from:
Investments sold	506,012	-
Fund shares sold	164,048	29,951
Variation margin on open derivative instruments (Note 2)	-	-
Interest and dividends	98,806	978,552
Foreign taxes withheld	-	252

Total assets	443,750,110	487,684,191

Liabilities:
Payables for:
Investments purchased	213,121	-
Fund shares repurchased	658,048	1,223,964
Collateral held for securities on loan (Note 2) (f)	695,520	2,278,991
Trustees’ fees and expenses (Note 3)	46,340	66,157
Affiliates (Note 3):
Investment advisory fees	285,984	315,366
Administration fees	-	-
Service fees	81,864	53,437
Due to custodian	-	-
Commitment and Contingent Liabilities (Note 9)	-	-
Accrued expense and other liabilities	95,611	88,064

Total liabilities	2,076,488	4,025,979

Net assets	$441,673,622	$483,658,212

Net assets consist of:
Paid-in capital	$221,518,971	$349,978,002
Accumulated Gain (Loss)	220,154,651	133,680,210

Net assets	$441,673,622	$483,658,212

(a) Cost of investments:	$261,885,679	$385,314,033
(b) Cost of repurchase agreements:	$2,019,009	$7,418,405
(c) Cost of other short-term investments:	$1,070	$1,070
(d) Securities on loan with market value of:	$3,406,248	$2,670,251
(e) Cost of foreign currency:	$-	$88,186
(f) Non-cash collateral is not included.

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund	MML Focused Equity Fund	MML Foreign Fund	MML Fundamental Growth Fund	MML Fundamental Value Fund

$579,134,276	$308,758,124	$300,081,643	$115,694,353	$205,088,930
3,807,460	6,963,558	17,102,843	1,855,900	5,827,079
684,813	-	-	-	-

583,626,549	315,721,682	317,184,486	117,550,253	210,916,009

-	-	1	-	-
-	-	14	-	19,167

-	-	-	-	-
6,110	99,922	79,634	11,839	19,556
11,681	-	-	-	-
588,446	353,134	546,901	25,842	142,911
-	-	711,681	-	40,046

584,232,786	316,174,738	318,522,717	117,587,934	211,137,689

-	-	-	-	-
1,302,323	66,587	840,188	23,063	43,132
507,832	-	-	-	693,048
85,765	14,769	47,406	16,773	23,276

49,118	184,618	244,861	62,998	108,703
54,727	40,675	-	15,242	27,175
28,898	10,771	5,975	9,064	9,741
10,000	-	-	-	-
-	-	-	-	-
115,826	71,309	197,210	66,914	65,357

2,154,489	388,729	1,335,640	194,054	970,432

$582,078,297	$315,786,009	$317,187,077	$117,393,880	$210,167,257

$205,227,164	$269,114,972	$291,582,862	$77,502,666	$155,678,268
376,851,133	46,671,037	25,604,215	39,891,214	54,488,989

$582,078,297	$315,786,009	$317,187,077	$117,393,880	$210,167,257

$350,374,720	$277,888,506	$292,363,810	$96,701,403	$177,866,069
$3,807,460	$6,963,558	$17,102,843	$1,855,900	$5,827,079
$684,700	$-	$-	$-	$-
$1,902,541	$-	$-	$-	$1,010,815
$-	$-	$14	$-	$18,897

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2019

	MML Blue Chip Growth Fund	MML Equity Income Fund
Initial Class shares:
Net assets	$304,380,952	$396,909,017

Shares outstanding (a)	18,456,391	35,505,837

Net asset value, offering price and redemption price per share	$16.49	$11.18

Class I shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Class II shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Class III shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Service Class shares:
Net assets	$137,292,670	$86,749,195

Shares outstanding (a)	8,741,802	7,863,913

Net asset value, offering price and redemption price per share	$15.71	$11.03

Service Class I shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund	MML Focused Equity Fund	MML Foreign Fund	MML Fundamental Growth Fund	MML Fundamental Value Fund

$-	$-	$307,367,471	$-	$-

-	-	30,419,544	-	-

$-	$-	$10.10	$-	$-

$57,943,941	$-	$-	$-	$-

1,785,025	-	-	-	-

$32.46	$-	$-	$-	$-

$209,950,953	$297,347,003	$-	$101,936,732	$193,994,415

6,470,293	43,925,090	-	10,171,606	14,819,256

$32.45	$6.77	$-	$10.02	$13.09

$268,216,851	$-	$-	$-	$-

8,281,412	-	-	-	-

$32.39	$-	$-	$-	$-

$-	$-	$9,819,606	$-	$-

-	-	977,631	-	-

$-	$-	$10.04	$-	$-

$45,966,552	$18,439,006	$-	$15,457,148	$16,172,842

1,466,436	2,823,448	-	1,593,902	1,260,656

$31.35	$6.53	$-	$9.70	$12.83

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2019

	MML Global Fund	MML Growth & Income Fund
Assets:
Investments, at value (Note 2) (a)	$443,681,537	$152,550,496
Repurchase agreements, at value (Note 2) (b)	4,506,119	1,250,068
Other short-term investments, at value (Note 2) (c)	-	-

Total investments (d)	448,187,656	153,800,564

Cash	29,143	7,812
Foreign currency, at value (e)	30,249	-
Receivables from:
Investments sold	-	-
Investment adviser (Note 3)	-	-
Fund shares sold	46,547	9,792
Interest and dividends	330,827	106,374
Foreign taxes withheld	522,457	-

Total assets	449,146,879	153,924,542

Liabilities:
Payables for:
Investments purchased	-	-
Written options outstanding, at value (Note 2) (f)	-	-
Open forward contracts (Note 2)	-	-
Fund shares repurchased	337,720	326,575
Collateral held for securities on loan (Note 2) (g)	2,179,509	468,815
Payable for premium on purchased options	-	-
Trustees’ fees and expenses (Note 3)	26,261	22,039
Affiliates (Note 3):
Investment advisory fees	230,775	66,149
Administration fees	57,694	-
Service fees	10,310	27,467
Due to custodian	-	-
Commitment and Contingent Liabilities (Note 9)	-	-
Accrued expense and other liabilities	127,093	62,703

Total liabilities	2,969,362	973,748

Net assets	$446,177,517	$152,950,794

Net assets consist of:
Paid-in capital	$348,605,925	$81,844,510
Accumulated Gain (Loss)	97,571,592	71,106,284

Net assets	$446,177,517	$152,950,794

(a) Cost of investments:	$365,779,688	$93,350,924
(b) Cost of repurchase agreements:	$4,506,119	$1,250,068
(c) Cost of other short-term investments:	$-	$-
(d) Securities on loan with market value of:	$2,596,744	$458,708
(e) Cost of foreign currency:	$30,072	$-
(f) Premiums on written options:	$-	$-
(g)	Non-cash collateral is not included.

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund	MML International Equity Fund	MML Large Cap Growth Fund	MML Managed Volatility Fund	MML Mid Cap Growth Fund

$296,388,243	$180,703,508	$110,945,222	$151,215,804	$494,270,360
6,830,009	4,311,643	994,403	4,540,625	2,944,568
-	-	-	-	20,333,955

303,218,252	185,015,151	111,939,625	155,756,429	517,548,883

-	-	-	-	-
-	954	-	29,292	-

1,069,567	189,653	563,354	387,446	58,361
-	6,271	-	-	-
23,254	21,912	6,975	3,613,965	254,850
363,873	18,160	67,354	155,025	203,474
-	527,369	22,807	-	-

304,674,946	185,779,470	112,600,115	159,942,157	518,065,568

555,844	143,147	647,642	-	212,702
-	-	-	3,787,724	-
-	22,311	-	-	-
103,268	34,822	135,391	1,290	1,134,353
-	-	-	53,784	-
-	-	-	544,962	-
30,971	14,685	18,996	35,198	54,266

170,078	129,357	62,749	99,488	344,567
-	24,254	-	-	-
18,041	4,075	9,583	18,813	66,367
-	-	-	365	-
-	-	-	-	-
70,710	188,205	60,416	264,016	108,508

948,912	560,856	934,777	4,805,640	1,920,763

$303,726,034	$185,218,614	$111,665,338	$155,136,517	$516,144,805

$266,942,466	$179,093,363	$65,241,570	$110,050,958	$317,518,595
36,783,568	6,125,251	46,423,768	45,085,559	198,626,210

$303,726,034	$185,218,614	$111,665,338	$155,136,517	$516,144,805

$265,740,002	$182,122,080	$70,624,899	$92,776,484	$344,822,487
$6,830,009	$4,311,643	$994,403	$4,540,625	$2,944,568
$-	$-	$-	$-	$20,333,955
$-	$-	$-	$102,236	$-
$-	$954	$-	$28,943	$-
$-	$-	$-	$2,569,343	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2019

	MML Global Fund	MML Growth & Income Fund
Initial Class shares:
Net assets	$-	$106,949,021

Shares outstanding (a)	-	5,503,631

Net asset value, offering price and redemption price per share	$-	$19.43

Class I shares:
Net assets	$411,174,037	$-

Shares outstanding (a)	31,972,588	-

Net asset value, offering price and redemption price per share	$12.86	$-

Class II shares:
Net assets	$17,895,882	$-

Shares outstanding (a)	1,359,145	-

Net asset value, offering price and redemption price per share	$13.17	$-

Service Class shares:
Net assets	$-	$46,001,773

Shares outstanding (a)	-	2,388,209

Net asset value, offering price and redemption price per share	$-	$19.26

Service Class I shares:
Net assets	$17,107,598	$-

Shares outstanding (a)	1,347,890	-

Net asset value, offering price and redemption price per share	$12.69	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund	MML International Equity Fund	MML Large Cap Growth Fund	MML Managed Volatility Fund	MML Mid Cap Growth Fund

$274,290,455	$-	$95,271,759	$124,548,750	$407,351,318

27,597,149	-	8,591,968	9,510,327	25,658,052

$9.94	$-	$11.09	$13.10	$15.88

$-	$-	$-	$-	$-

-	-	-	-	-

$-	$-	$-	$-	$-

$-	$178,397,416	$-	$-	$-

-	17,656,478	-	-	-

$-	$10.10	$-	$-	$-

$29,435,579	$-	$16,393,579	$30,587,767	$108,793,487

3,010,153	-	1,537,598	2,355,084	7,205,270

$9.78	$-	$10.66	$12.99	$15.10

$-	$6,821,198	$-	$-	$-

-	681,177	-	-	-

$-	$10.01	$-	$-	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2019

	MML Mid Cap Value Fund	MML Small Cap Growth Equity Fund
Assets:
Investments, at value (Note 2) (a)	$437,771,782	$201,875,401
Repurchase agreements, at value (Note 2) (b)	4,127,980	1,645,975
Other short-term investments, at value (Note 2) (c)	-	-

Total investments (d)	441,899,762	203,521,376

Cash	-	16,891
Foreign currency, at value (e)	-	11
Receivables from:
Investments sold	1,517,756	288,572
Investments sold on a when-issued basis (Note 2)	-	-
Open forward contracts (Note 2)	4,174	-
Investment adviser (Note 3)	-	-
Fund shares sold	24,997	61,478
Collateral pledged for open swaps agreements (Note 2)	-	-
Variation margin on open derivative instruments (Note 2)	-	-
Interest and dividends	1,097,926	144,613
Foreign taxes withheld	3,229	-

Total assets	444,547,844	204,032,941

Liabilities:
Payables for:
Investments purchased	567,871	488,361
Open forward contracts (Note 2)	326,657	-
Investments purchased on a when-issued basis (Note 2)	-	-
Fund shares repurchased	760,581	2,225,447
Collateral held for securities on loan (Note 2) (f)	-	4,559,999
Trustees’ fees and expenses (Note 3)	60,608	35,686
Variation margin on open derivative instruments (Note 2)	-	-
Affiliates (Note 3):
Investment advisory fees	323,668	179,960
Administration fees	-	-
Service fees	32,883	15,557
Commitment and Contingent Liabilities (Note 9)	-	-
Accrued expense and other liabilities	111,641	75,324

Total liabilities	2,183,909	7,580,334

Net assets	$442,363,935	$196,452,607

Net assets consist of:
Paid-in capital	$380,186,707	$141,046,761
Accumulated Gain (Loss)	62,177,228	55,405,846

Net assets	$442,363,935	$196,452,607

(a) Cost of investments:	$377,462,538	$169,152,232
(b) Cost of repurchase agreements:	$4,127,980	$1,645,975
(c) Cost of other short-term investments:	$-	$-
(d) Securities on loan with market value of:	$-	$24,530,822
(e) Cost of foreign currency:	$-	$11
(f)	Non-cash collateral is not included.

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund	MML Small/Mid Cap Value Fund	MML Total Return Bond Fund

$99,221,139	$199,651,180	$388,346,064
1,953,977	592,074	1,690,429
1,059	-	7,166,512

101,176,175	200,243,254	397,203,005

-	-	7,909
-	-	-

26,954	2,518,139	-
-	-	5,662,330
-	-	77,095
1	-	15,995
60,974	623,711	27,692
-	-	87,849
-	-	4,475
117,650	296,018	1,702,781
-	-	-

101,381,754	203,681,122	404,789,131

7,485	41,933	224,437
-	-	-
-	-	10,420,757
30,484	21,454	132,561
683,067	576,373	17,585,755
11,999	28,965	41,073
-	-	5,628

69,743	131,981	131,002
13,077	-	49,125
15,342	14,279	20,948
-	-	-
59,925	68,166	164,759

891,122	883,151	28,776,045

$100,490,632	$202,797,971	$376,013,086

$71,658,636	$177,604,739	$357,474,777
28,831,996	25,193,232	18,538,309

$100,490,632	$202,797,971	$376,013,086

$74,624,730	$183,535,729	$380,841,826
$1,953,977	$592,074	$1,690,429
$1,059	$-	$7,207,921
$7,368,500	$1,717,797	$21,325,454
$-	$-	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2019

	MML Mid Cap Value Fund	MML Small Cap Growth Equity Fund
Initial Class shares:
Net assets	$389,140,632	$170,426,329

Shares outstanding (a)	36,705,977	12,058,451

Net asset value, offering price and redemption price per share	$10.60	$14.13

Class II shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Service Class shares:
Net assets	$53,223,303	$26,026,278

Shares outstanding (a)	5,122,523	1,980,100

Net asset value, offering price and redemption price per share	$10.39	$13.14

Service Class I shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund	MML Small/Mid Cap Value Fund	MML Total Return Bond Fund

$-	$179,502,774	$-

-	16,227,723	-

$-	$11.06	$-

$74,855,125	$-	$342,001,852

5,076,211	-	31,847,955

$14.75	$-	$10.74

$-	$23,295,197	$-

-	2,132,487	-

$-	$10.92	$-

$25,635,507	$-	$34,011,234

1,803,913	-	3,202,914

$14.21	$-	$10.62

MML Series Investment Fund – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2019

	MML Blue Chip Growth Fund	MML Equity Income Fund
Investment income (Note 2):
Dividends (a)	$2,773,573	$13,489,902
Interest	21,659	206,574
Securities lending net income	19,447	16,051

Total investment income	2,814,679	13,712,527

Expenses (Note 3):
Investment advisory fees	3,044,985	3,454,033
Custody fees	34,924	26,312
Audit fees	38,462	38,304
Legal fees	7,262	8,137
Proxy fees	1,370	1,370
Shareholder reporting fees	52,099	62,254
Trustees’ fees	19,408	22,128

	3,198,510	3,612,538
Administration fees:
Class I	-	-
Class II	-	-
Service Class I	-	-
Distribution and Service fees:
Service Class	303,725	207,124
Service Class I	-	-

Total expenses	3,502,235	3,819,662
Expenses waived (Note 3):
Initial Class advisory fees waived	-	(113,300)
Class II advisory fees waived	-	-
Service Class advisory fees waived	-	(24,861)
Service Class I advisory fees waived	-	-

Net expenses:	3,502,235	3,681,501

Net investment income (loss)	(687,556)	10,031,026

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	42,327,164	30,301,257
Futures contracts	-	21,575
Foreign currency transactions	300	8,749

Net realized gain (loss)	42,327,464	30,331,581

Net change in unrealized appreciation (depreciation) on:
Investment transactions	61,935,428	67,300,968
Futures contracts	-	-
Translation of assets and liabilities in foreign currencies	25	992

Net change in unrealized appreciation (depreciation)	61,935,453	67,301,960

Net realized gain (loss) and change in unrealized appreciation (depreciation)	104,262,917	97,633,541

Net increase (decrease) in net assets resulting from operations	$103,575,361	$107,664,567

(a) Net of foreign withholding tax of:	$7,724	$142,990
* Net of net increase (decrease) in accrued foreign capital gains tax of:	$-	$-

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund	MML Focused Equity Fund	MML Foreign Fund	MML Fundamental Growth Fund	MML Fundamental Value Fund

$11,341,976	$4,385,823	$10,961,377	$1,033,577	$4,082,873
83,751	65,305	102,395	15,304	37,180
11,153	-	88,816	2,208	659

11,436,880	4,451,128	11,152,588	1,051,089	4,120,712

570,002	1,531,333	2,772,998	680,530	1,157,237
65,170	32,191	37,398	36,268	24,013
39,074	37,185	45,137	37,165	37,382
13,276	3,165	5,140	1,892	3,310
1,370	1,370	1,370	1,370	1,370
76,280	34,509	43,467	23,258	36,993
28,213	10,610	14,985	5,246	9,228

793,385	1,650,363	2,920,495	785,729	1,269,533

171,612	-	-	-	-
282,548	312,365	-	145,237	267,162
134,409	22,317	-	19,408	22,147

-	-	23,788	-	-
112,007	37,194	-	32,346	36,912

1,493,961	2,022,239	2,944,283	982,720	1,595,754

-	-	(135,805)	-	-
-	(10,321)	-	-	(35,621)
-	-	(4,277)	-	-
-	(2,079)	-	-	(2,954)

1,493,961	2,009,839	2,804,201	982,720	1,557,179

9,942,919	2,441,289	8,348,387	68,369	2,563,533

142,021,602	13,586,226	9,935,818	21,079,691	24,760,812
2,120,646	-	-	-	-
-	(1,950)	20,508	(1,356)	3,441

144,142,248	13,584,276	9,956,326	21,078,335	24,764,253

14,893,192	29,678,759	20,350,259 *	10,219,628	12,444,349
669,685	-	-	-	-
-	78	6,496	-	1,123

15,562,877	29,678,837	20,356,755	10,219,628	12,445,472

159,705,125	43,263,113	30,313,081	31,297,963	37,209,725

$169,648,044	$45,704,402	$38,661,468	$31,366,332	$39,773,258

$-	$19,568	$1,145,462	$-	$53,870
$-	$-	$88,348	$-	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2019

	MML Global Fund		MML Growth & Income Fund
Investment income (Note 2):
Dividends (a)	$7,359,778		$2,248,005
Interest	57,329		13,205
Securities lending net income	4,186		9,589

Total investment income	7,421,293		2,270,799

Expenses (Note 3):
Investment advisory fees	2,195,588		717,660
Custody fees	39,650		21,588
Audit fees	41,627		37,232
Legal fees	5,919		2,590
Proxy fees	1,370		1,370
Shareholder reporting fees	46,837		24,093
Trustees’ fees	17,576		6,887

	2,348,567		811,420
Administration fees:
Class I	500,107		-
Class II	25,233		-
Service Class I	23,557		-
Distribution and Service fees:
Service Class	-		101,361
Service Class I	39,262		-

Total expenses	2,936,726		912,781
Expenses waived (Note 3):
Class II fees reimbursed by adviser	-		-
Service Class I fees reimbursed by adviser	-		-

Net expenses:	2,936,726		912,781

Net investment income (loss)	4,484,567		1,358,018

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	15,833,160		10,419,537
Written options	-		-
Foreign currency transactions	(90)		(145)
Forward contracts	-		-

Net realized gain (loss)	15,833,070		10,419,392

Net change in unrealized appreciation (depreciation) on:
Investment transactions	61,678,642	*	27,355,921
Written options	-		-
Translation of assets and liabilities in foreign currencies	8,818		(1)
Forward contracts	-		-

Net change in unrealized appreciation (depreciation)	61,687,460		27,355,920

Net realized gain (loss) and change in unrealized appreciation (depreciation)	77,520,530		37,775,312

Net increase (decrease) in net assets resulting from operations	$82,005,097		$39,133,330

(a) Net of foreign withholding tax of:	$443,981		$27,081
* Net of net increase (decrease) in accrued foreign capital gains tax of:	$2,803		$-

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund	MML International Equity Fund	MML Large Cap Growth Fund	MML Managed Volatility Fund	MML Mid Cap Growth Fund

$7,556,698	$7,082,994	$1,205,306	$3,085,271	$4,029,229
59,611	51,427	10,116	38,052	477,446
3,531	46,983	9	583	25,511

7,619,840	7,181,404	1,215,431	3,123,906	4,532,186

1,842,444	1,428,610	664,381	1,155,172	3,746,120
8,138	96,344	27,107	257,858	48,861
38,235	42,282	37,153	37,288	38,639
4,963	3,508	1,717	2,600	8,647
1,370	1,370	1,370	1,370	1,370
38,085	34,439	22,435	38,236	63,756
13,602	8,527	4,891	7,452	23,357

1,946,837	1,615,080	759,054	1,499,976	3,930,750

-	-	-	-	-
-	259,273	-	-	-
-	8,591	-	-	-

69,143	-	33,663	74,583	257,852
-	14,318	-	-	-

2,015,980	1,897,262	792,717	1,574,559	4,188,602

-	(94,076)	-	-	-
-	(3,106)	-	-	-

2,015,980	1,800,080	792,717	1,574,559	4,188,602

5,603,860	5,381,324	422,714	1,549,347	343,584

836,951	4,612,136	5,929,936	6,720,516	49,632,057
-	-	-	(14,231,079)	-
103	(14,129)	-	-	106
-	169,496	-	-	-

837,054	4,767,503	5,929,936	(7,510,563)	49,632,163

55,148,124	28,979,886 *	21,742,607	24,657,780	77,318,549
-	-	-	(1,620,301)	-
17	(773)	-	1,361	(85)
-	(99,326)	-	-	-

55,148,141	28,879,787	21,742,607	23,038,840	77,318,464

55,985,195	33,647,290	27,672,543	15,528,277	126,950,627

$61,589,055	$39,028,614	$28,095,257	$17,077,624	$127,294,211

$42,639	$658,943	$38,676	$-	$8,273
$-	$(10,893)	$-	$-	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2019

	MML Mid Cap Value Fund	MML Small Cap Growth Equity Fund
Investment income (Note 2):
Dividends (a)	$10,610,434	$1,915,554
Interest	71,454	39,859
Securities lending net income	30,896	31,270
Other income	-	-

Total investment income	10,712,784	1,986,683

Expenses (Note 3):
Investment advisory fees	3,556,121	2,012,244
Custody fees	54,224	40,645
Audit fees	38,571	40,446
Legal fees	7,105	3,387
Proxy fees	1,370	1,370
Shareholder reporting fees	58,817	32,413
Trustees’ fees	20,245	9,192

	3,736,453	2,139,697
Administration fees:
Class II	-	-
Service Class I	-	-
Distribution and Service fees:
Service Class	124,454	58,500
Service Class I	-	-

Total expenses	3,860,907	2,198,197
Expenses waived (Note 3):
Class II fees reimbursed by adviser	-	-
Service Class I fees reimbursed by adviser	-	-
Initial Class advisory fees waived	-	(34,018)
Class II advisory fees waived	-	-
Service Class advisory fees waived	-	(4,682)
Service Class I advisory fees waived	-	-

Net expenses:	3,860,907	2,159,497

Net investment income (loss)	6,851,877	(172,814)

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	60,109	23,812,750
Futures contracts	-	-
Swap agreements	-	-
Foreign currency transactions	(4,684)	(244)
Forward contracts	715,947	-

Net realized gain (loss)	771,372	23,812,506

Net change in unrealized appreciation (depreciation) on:
Investment transactions	99,982,268	32,140,714
Futures contracts	-	-
Swap agreements	-	-
Translation of assets and liabilities in foreign currencies	929	30
Forward contracts	(141,820)	-

Net change in unrealized appreciation (depreciation)	99,841,377	32,140,744

Net realized gain (loss) and change in unrealized appreciation (depreciation)	100,612,749	55,953,250

Net increase (decrease) in net assets resulting from operations	$107,464,626	$55,780,436

(a) Net of foreign withholding tax of:	$135,818	$8,050

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund	MML Small/Mid Cap Value Fund	MML Total Return Bond Fund

$1,144,336	$3,637,949	$-
20,172	30,186	11,671,964
50,878	4,321	54,422
-	-	15

1,215,386	3,672,456	11,726,401

772,508	1,489,259	1,524,978
34,113	26,987	95,428
37,816	37,383	41,408
1,720	3,394	8,565
1,370	1,370	1,370
21,937	34,759	66,020
4,616	9,501	18,454

874,080	1,602,653	1,756,223

110,453	-	527,265
34,392	-	44,602

-	54,779	-
57,320	-	74,336

1,076,245	1,657,432	2,402,426

-	-	(37,081)
-	-	(3,540)
-	-	-
(36,812)	-	-
-	-	-
(11,470)	-	-

1,027,963	1,657,432	2,361,805

187,423	2,015,024	9,364,596

4,385,824	7,561,569	10,810,824
-	-	2,556,802
-	-	2,147
82	-	(12,251)
-	-	12,352

4,385,906	7,561,569	13,369,874

16,789,543	26,811,318	11,142,981
-	-	(1,080,567)
-	-	(19,009)
-	-	-
-	-	77,095

16,789,543	26,811,318	10,120,500

21,175,449	34,372,887	23,490,374

$21,362,872	$36,387,911	$32,854,970

$1,644	$15,013	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Blue Chip Growth Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(687,556)	$(321,538)
Net realized gain (loss)	42,327,464	52,073,895
Net change in unrealized appreciation (depreciation)	61,935,453	(41,246,965)

Net increase (decrease) in net assets resulting from operations	103,575,361	10,505,392

Distributions to shareholders (Note 2):
Initial Class	(35,871,142)	(52,821,553)
Class I	-	-
Class II	-	-
Class III	-	-
Service Class	(16,692,604)	(19,580,121)
Service Class I	-	-

Total distributions	(52,563,746)	(72,401,674)

Net fund share transactions (Note 5):
Initial Class	12,687,751	(5,467,464)
Class I	-	-
Class II	-	-
Class III	-	-
Service Class	24,456,475	42,736,063
Service Class I	-	-

Increase (decrease) in net assets from fund share transactions	37,144,226	37,268,599

Total increase (decrease) in net assets	88,155,841	(24,627,683)
Net assets
Beginning of year	353,517,781	378,145,464

End of year	$441,673,622	$353,517,781

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund		MML Equity Index Fund
Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018

$10,031,026	$10,559,328	$9,942,919	$12,820,871
30,331,581	41,617,629	144,142,248	50,656,484
67,301,960	(95,797,399)	15,562,877	(92,331,246)

107,664,567	(43,620,442)	169,648,044	(28,853,891)

(42,720,131)	(48,263,863)	-	-
-	-	(6,401,570)	(3,197,013)
-	-	(22,586,203)	(9,207,167)
-	-	(28,794,121)	(23,328,843)
(9,473,801)	(9,835,943)	-	-
-	-	(5,197,860)	(2,351,504)

(52,193,932)	(58,099,806)	(62,979,754)	(38,084,527)

(7,947,021)	2,490,166	-	-
-	-	(2,739,783)	(9,079,134)
-	-	23,140,448	(10,657,696)
-	-	(187,859,189)	(7,296,991)
1,853,062	6,711,055	-	-
-	-	(1,480,399)	(3,680,668)

(6,093,959)	9,201,221	(168,938,923)	(30,714,489)

49,376,676	(92,519,027)	(62,270,633)	(97,652,907)

434,281,536	526,800,563	644,348,930	742,001,837

$483,658,212	$434,281,536	$582,078,297	$644,348,930

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Focused Equity Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,441,289	$762,123
Net realized gain (loss)	13,584,276	6,191,741
Net change in unrealized appreciation (depreciation)	29,678,837	(5,823,993)

Net increase (decrease) in net assets resulting from operations	45,704,402	1,129,871

Distributions to shareholders (Note 2):
Initial Class	-	-
Class II	(6,676,411)	(30,902,335)
Service Class	-	-
Service Class I	(359,769)	(6,784,266)

Total distributions	(7,036,180)	(37,686,601)

Net fund share transactions (Note 5):
Initial Class	-	-
Class II	213,720,336	20,746,796
Service Class	-	-
Service Class I	4,141,530	7,702,980

Increase (decrease) in net assets from fund share transactions	217,861,866	28,449,776

Total increase (decrease) in net assets	256,530,088	(8,106,954)
Net assets
Beginning of year	59,255,921	67,362,875

End of year	$315,786,009	$59,255,921

The accompanying notes are an integral part of the financial statements.

MML Foreign Fund		MML Fundamental Growth Fund
Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018

$8,348,387	$6,381,190	$68,369	$547,826
9,956,326	16,154,806	21,078,335	21,376,868
20,356,755	(78,983,677)	10,219,628	(18,532,549)

38,661,468	(56,447,681)	31,366,332	3,392,145

(9,912,550)	(7,662,312)	-	-
-	-	(19,254,998)	(29,655,294)
(286,467)	(214,292)	-	-
-	-	(2,735,384)	(2,890,500)

(10,199,017)	(7,876,604)	(21,990,382)	(32,545,794)

(14,265,626)	(26,429,265)	-	-
-	-	3,267,738	(4,513,200)
(370,549)	(186,364)	-	-
-	-	4,203,610	6,672,694

(14,636,175)	(26,615,629)	7,471,348	2,159,494

13,826,276	(90,939,914)	16,847,298	(26,994,155)

303,360,801	394,300,715	100,546,582	127,540,737

$317,187,077	$303,360,801	$117,393,880	$100,546,582

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Fundamental Value Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,563,533	$3,804,996
Net realized gain (loss)	24,764,253	21,503,854
Net change in unrealized appreciation (depreciation)	12,445,472	(45,956,763)

Net increase (decrease) in net assets resulting from operations	39,773,258	(20,647,913)

Distributions to shareholders (Note 2):
Initial Class	-	-
Class I	-	-
Class II	(23,310,264)	(21,649,257)
Service Class	-	-
Service Class I	(1,954,060)	(1,585,954)

Total distributions	(25,264,324)	(23,235,211)

Net fund share transactions (Note 5):
Initial Class	-	-
Class I	-	-
Class II	11,979,316	(16,638,818)
Service Class	-	-
Service Class I	1,875,998	3,230,591

Increase (decrease) in net assets from fund share transactions	13,855,314	(13,408,227)

Total increase (decrease) in net assets	28,364,248	(57,291,351)
Net assets
Beginning of year	181,803,009	239,094,360

End of year	$210,167,257	$181,803,009

The accompanying notes are an integral part of the financial statements.

MML Global Fund		MML Growth & Income Fund
Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018

$4,484,567	$2,786,569	$1,358,018	$1,441,856
15,833,070	13,142,056	10,419,392	12,939,817
61,687,460	(37,603,748)	27,355,920	(21,180,131)

82,005,097	(21,675,123)	39,133,330	(6,798,458)

-	-	(10,219,127)	(922,933)
(15,070,765)	(27,480,281)	-	-
(629,501)	(2,282,278)	-	-
-	-	(4,037,009)	(242,772)
(555,133)	(2,109,930)	-	-

(16,255,399)	(31,872,489)	(14,256,136)	(1,165,705)

-	-	(3,966,803)	(13,338,083)
172,732,658	19,251,978	-	-
(822,522)	745,727	-	-
-	-	5,326,441	5,575,818
(394,382)	1,595,733	-	-

171,515,754	21,593,438	1,359,638	(7,762,265)

237,265,452	(31,954,174)	26,236,832	(15,726,428)

208,912,065	240,866,239	126,713,962	142,440,390

$446,177,517	$208,912,065	$152,950,794	$126,713,962

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Income & Growth Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$5,603,860	$5,463,761
Net realized gain (loss)	837,054	10,299,027
Net change in unrealized appreciation (depreciation)	55,148,141	(49,997,104)

Net increase (decrease) in net assets resulting from operations	61,589,055	(34,234,316)

Distributions to shareholders (Note 2):
Initial Class	(14,273,421)	(68,070,720)
Class II	-	-
Service Class	(1,555,938)	(7,008,633)
Service Class I	-	-

Total distributions	(15,829,359)	(75,079,353)

Net fund share transactions (Note 5):
Initial Class	(7,635,976)	50,138,981
Class II	-	-
Service Class	706,203	7,077,289
Service Class I	-	-

Increase (decrease) in net assets from fund share transactions	(6,929,773)	57,216,270

Total increase (decrease) in net assets	38,829,923	(52,097,399)
Net assets
Beginning of year	264,896,111	316,993,510

End of year	$303,726,034	$264,896,111

The accompanying notes are an integral part of the financial statements.

MML International Equity Fund		MML Large Cap Growth Fund
Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018

$5,381,324	$3,359,177	$422,714	$572,217
4,767,503	11,572,533	5,929,936	12,394,030
28,879,787	(59,715,280)	21,742,607	(13,787,226)

39,028,614	(44,783,570)	28,095,257	(820,979)

-	-	(11,308,969)	(7,127,458)
(14,661,848)	(4,053,077)	-	-
-	-	(1,872,436)	(826,941)
(485,036)	(116,423)	-	-

(15,146,884)	(4,169,500)	(13,181,405)	(7,954,399)

-	-	(1,197,387)	(16,230,772)
746,447	14,784,522	-	-
-	-	4,147,375	4,308,540
1,283,718	2,262,286	-	-

2,030,165	17,046,808	2,949,988	(11,922,232)

25,911,895	(31,906,262)	17,863,840	(20,697,610)

159,306,719	191,212,981	93,801,498	114,499,108

$185,218,614	$159,306,719	$111,665,338	$93,801,498

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Managed Volatility Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,549,347	$1,655,119
Net realized gain (loss)	(7,510,563)	8,177,130
Net change in unrealized appreciation (depreciation)	23,038,840	(17,569,010)

Net increase (decrease) in net assets resulting from operations	17,077,624	(7,736,761)

Distributions to shareholders (Note 2):
Initial Class	(2,006,227)	(1,709,123)
Service Class	(406,901)	(306,248)

Total distributions	(2,413,128)	(2,015,371)

Net fund share transactions (Note 5):
Initial Class	(8,893,357)	(21,156,586)
Service Class	(1,232,645)	(2,928,584)

Increase (decrease) in net assets from fund share transactions	(10,126,002)	(24,085,170)

Total increase (decrease) in net assets	4,538,494	(33,837,302)
Net assets
Beginning of year	150,598,023	184,435,325

End of year	$155,136,517	$150,598,023

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund		MML Mid Cap Value Fund
Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018

$343,584	$77,908	$6,851,877	$5,812,090
49,632,163	65,559,670	771,372	42,512,006
77,318,464	(72,246,548)	99,841,377	(105,071,986)

127,294,211	(6,608,970)	107,464,626	(56,747,890)

(51,794,275)	(47,102,641)	(43,755,980)	(48,304,550)
(14,171,452)	(12,765,952)	(5,898,516)	(5,905,971)

(65,965,727)	(59,868,593)	(49,654,496)	(54,210,521)

30,146,826	(2,498,117)	(5,655,588)	3,437,432
7,002,228	12,831,279	3,501,883	5,903,652

37,149,054	10,333,162	(2,153,705)	9,341,084

98,477,538	(56,144,401)	55,656,425	(101,617,327)

417,667,267	473,811,668	386,707,510	488,324,837

$516,144,805	$417,667,267	$442,363,935	$386,707,510

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Small Cap Growth Equity Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(172,814)	$(407,267)
Net realized gain (loss)	23,812,506	33,594,812
Net change in unrealized appreciation (depreciation)	32,140,744	(38,364,498)

Net increase (decrease) in net assets resulting from operations	55,780,436	(5,176,953)

Distributions to shareholders (Note 2):
Initial Class	(29,446,089)	(20,293,872)
Class II	-	-
Service Class	(4,374,302)	(2,377,009)
Service Class I	-	-

Total distributions	(33,820,391)	(22,670,881)

Net fund share transactions (Note 5):
Initial Class	(1,213,463)	(22,524,973)
Class II	-	-
Service Class	4,571,433	6,979,396
Service Class I	-	-

Increase (decrease) in net assets from fund share transactions	3,357,970	(15,545,577)

Total increase (decrease) in net assets	25,318,015	(43,393,411)
Net assets
Beginning of year	171,134,592	214,528,003

End of year	$196,452,607	$171,134,592

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund		MML Small/Mid Cap Value Fund
Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018

$187,423	$262,344	$2,015,024	$1,335,022
4,385,906	13,598,498	7,561,569	23,331,127
16,789,543	(26,684,365)	26,811,318	(55,718,558)

21,362,872	(12,823,523)	36,387,911	(31,052,409)

-	-	(22,035,759)	(21,802,071)
(10,637,023)	(5,157,012)	-	-
-	-	(2,792,250)	(2,507,665)
(3,412,926)	(1,405,903)	-	-

(14,049,949)	(6,562,915)	(24,828,009)	(24,309,736)

-	-	5,435,238	3,073,451
2,181,798	(7,330,491)	-	-
-	-	3,006,628	2,668,133
4,158,602	3,627,613	-	-

6,340,400	(3,702,878)	8,441,866	5,741,584

13,653,323	(23,089,316)	20,001,768	(49,620,561)

86,837,309	109,926,625	182,796,203	232,416,764

$100,490,632	$86,837,309	$202,797,971	$182,796,203

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Total Return Bond Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$9,364,596	$10,395,788
Net realized gain (loss)	13,369,874	(7,415,039)
Net change in unrealized appreciation (depreciation)	10,120,500	(4,364,703)

Net increase (decrease) in net assets resulting from operations	32,854,970	(1,383,954)

Distributions to shareholders (Note 2):
Class II	(10,406,581)	(7,259,284)
Service Class I	(895,462)	(416,963)

Total distributions	(11,302,043)	(7,676,247)

Net fund share transactions (Note 5):
Class II	(31,647,275)	(46,010,891)
Service Class I	7,003,083	4,117,875

Increase (decrease) in net assets from fund share transactions	(24,644,192)	(41,893,016)

Total increase (decrease) in net assets	(3,091,265)	(50,953,217)
Net assets
Beginning of year	379,104,351	430,057,568

End of year	$376,013,086	$379,104,351

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Blue Chip Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/19	$14.60	$(0.02)	$4.16	$4.14	$-	$(2.25)	$(2.25)	$16.49	29.84%	$304,381	0.79%	(0.09%	)
12/31/18	17.41	(0.00)[d]	0.86	0.86	-	(3.67)	(3.67)	14.60	1.88%	254,050	0.79%	(0.02%	)
12/31/17	13.98	0.00 [d]	4.93	4.93	(0.00)[d]	(1.50)	(1.50)	17.41	36.22%	301,054	0.80%	0.00%	[e]
12/31/16	15.79	0.00 [d]	0.13	0.13	-	(1.94)	(1.94)	13.98	0.91%	332,688	0.79%	0.03%
12/31/15	17.09	(0.01)	1.70	1.69	-	(2.99)	(2.99)	15.79	11.10%	388,654	0.79%	(0.06%	)
Service Class
12/31/19	$14.03	$(0.05)	$3.98	$3.93	$-	$(2.25)	$(2.25)	$15.71	29.56%	$137,293	1.04%	(0.35%	)
12/31/18	16.88	(0.05)	0.87	0.82	-	(3.67)	(3.67)	14.03	1.68%	99,468	1.04%	(0.26%	)
12/31/17	13.62	(0.04)	4.80	4.76	-	(1.50)	(1.50)	16.88	35.89%	77,091	1.05%	(0.25%	)
12/31/16	15.47	(0.03)	0.12	0.09	-	(1.94)	(1.94)	13.62	0.65%	47,411	1.04%	(0.22%	)
12/31/15	16.85	(0.05)	1.66	1.61	-	(2.99)	(2.99)	15.47	10.76%	42,486	1.04%	(0.31%	)

	Year ended December 31
	2019	2018	2017	2016	2015
Portfolio turnover rate	33%	28%	25%	29%	31%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Equity Income Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Initial Class
12/31/19	$10.04	$0.24	$2.25	$2.49	$(0.27)	$(1.08)	$(1.35)	$11.18	26.45%		$396,909	0.78%	0.75%	2.22%
12/31/18	12.50	0.26	(1.23)	(0.97)	(0.24)	(1.25)	(1.49)	10.04	(9.36%	)	358,947	0.79%	0.76%	2.17%
12/31/17	11.78	0.23	1.58	1.81	(0.27)	(0.82)	(1.09)	12.50	16.33%		440,607	0.79%	0.76%	1.93%
12/31/16	11.29	0.27	1.73	2.00	(0.25)	(1.26)	(1.51)	11.78	18.68%		413,304	0.79%	0.77%	2.33%
12/31/15	13.93	0.25	(1.28)	(1.03)	(0.26)	(1.35)	(1.61)	11.29	(6.88%	)	409,298	0.78%	N/A	1.96%
Service Class
12/31/19	$9.92	$0.21	$2.22	$2.43	$(0.24)	$(1.08)	$(1.32)	$11.03	26.12%		$86,749	1.03%	1.00%	1.98%
12/31/18	12.37	0.23	(1.22)	(0.99)	(0.21)	(1.25)	(1.46)	9.92	(9.60%	)	75,335	1.04%	1.01%	1.92%
12/31/17	11.68	0.20	1.56	1.76	(0.25)	(0.82)	(1.07)	12.37	15.97%		86,193	1.04%	1.01%	1.68%
12/31/16	11.20	0.24	1.72	1.96	(0.22)	(1.26)	(1.48)	11.68	18.46%		77,647	1.04%	1.02%	2.10%
12/31/15	13.83	0.22	(1.27)	(1.05)	(0.23)	(1.35)	(1.58)	11.20	(7.10%	)	63,263	1.03%	N/A	1.72%

	Year ended December 31
	2019	2018	2017	2016	2015
Portfolio turnover rate	18%	19%	25%	22%	39%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Equity Index Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000's)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
12/31/19	$28.09	$0.48	$7.71	$8.19	$(0.90)	$(2.92)	$(3.82)	$32.46	30.86%		$57,944	0.44%	N/A	1.51%
12/31/18	31.01	0.49	(1.76)	(1.27)	(0.50)	(1.15)	(1.65)	28.09	(4.80%	)	51,998	0.43%	N/A	1.57%
12/31/17	26.53	0.45	5.11	5.56	(0.29)	(0.79)	(1.08)	31.01	21.34%		66,374	0.43%	N/A	1.57%
12/31/16	24.76	0.44	2.37	2.81	(0.43)	(0.61)	(1.04)	26.53	11.48%		66,343	0.43%	N/A	1.76%
12/31/15	25.52	0.42	(0.23)	0.19	(0.38)	(0.57)	(0.95)	24.76	0.95%		74,631	0.43%	N/A	1.67%
Class II
12/31/19	$28.10	$0.52	$7.72	$8.24	$(0.97)	$(2.92)	$(3.89)	$32.45	31.06%		$209,951	0.29%	N/A	1.66%
12/31/18	31.01	0.54	(1.75)	(1.21)	(0.55)	(1.15)	(1.70)	28.10	(4.63%	)	159,638	0.28%	N/A	1.72%
12/31/17	26.55	0.50	5.10	5.60	(0.35)	(0.79)	(1.14)	31.01	21.50%		186,674	0.28%	N/A	1.72%
12/31/16	24.80	0.48	2.36	2.84	(0.48)	(0.61)	(1.09)	26.55	11.62%		175,525	0.28%	N/A	1.91%
12/31/15	25.56	0.47	(0.23)	0.24	(0.43)	(0.57)	(1.00)	24.80	1.17%		164,515	0.30%	0.28%	1.83%
Class III
12/31/19	$28.05	$0.57	$7.70	$8.27	$(1.01)	$(2.92)	$(3.93)	$32.39	31.27%		$268,217	0.14%	N/A	1.82%
12/31/18	30.97	0.59	(1.75)	(1.16)	(0.60)	(1.16)	(1.76)	28.05	(4.52%	)	391,891	0.13%	N/A	1.87%
12/31/17	26.51	0.54	5.10	5.64	(0.39)	(0.79)	(1.18)	30.97	21.69%		440,242	0.13%	N/A	1.87%
12/31/16	24.78	0.52	2.34	2.86	(0.52)	(0.61)	(1.13)	26.51	11.69%		279,941	0.13%	N/A	2.05%
12/31/15	25.54	0.50	(0.22)	0.28	(0.47)	(0.57)	(1.04)	24.78	1.32%		172,992	0.15%	0.13%	1.97%
Service Class I
12/31/19	$27.24	$0.38	$7.48	$7.86	$(0.83)	$(2.92)	$(3.75)	$31.35	30.56%		$45,967	0.69%	N/A	1.26%
12/31/18	30.13	0.40	(1.70)	(1.30)	(0.43)	(1.16)	(1.59)	27.24	(5.04%	)	40,822	0.68%	N/A	1.32%
12/31/17	25.84	0.37	4.96	5.33	(0.25)	(0.79)	(1.04)	30.13	21.01%		48,712	0.68%	N/A	1.32%
12/31/16	24.16	0.37	2.31	2.68	(0.39)	(0.61)	(1.00)	25.84	11.24%		42,165	0.68%	N/A	1.51%
12/31/15	24.98	0.35	(0.23)	0.12	(0.37)	(0.57)	(0.94)	24.16	0.70%		38,691	0.68%	N/A	1.43%

	Year ended December 31
	2019	2018	2017	2016	2015
Portfolio turnover rate	5%	3%	7%	8%	4%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Focused Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gain	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/19	$5.33	$0.07	$1.53	$1.60	$(0.02)	$(0.14)	$(0.16)	$6.77	30.15%		$297,347	0.89%	0.88%	1.11%
12/31/18	12.69	0.11	0.66	0.77	(0.37)	(7.76)	(8.13)	5.33	1.18%		48,276	0.95%	0.87%	1.25%
12/31/17	13.20	0.27	2.35	2.62	(0.36)	(2.77)	(3.13)	12.69	21.99%		57,382	0.94%	N/A	2.00%
12/31/16	12.15	0.13	1.96	2.09	(0.20)	(0.84)	(1.04)	13.20	17.96%		128,990	0.90%	N/A	1.11%
12/31/15	15.97	0.21	(1.71)	(1.50)	(0.28)	(2.04)	(2.32)	12.15	(8.93%	)	147,436	0.90%	N/A	1.43%
Service Class I
12/31/19	$5.15	$0.05	$1.47	$1.52	$(0.00)[d]	$(0.14)	$(0.14)	$6.53	29.73%		$18,439	1.15%	1.13%	0.90%
12/31/18	12.52	0.09	0.66	0.75	(0.36)	(7.76)	(8.12)	5.15	0.99%		10,980	1.20%	1.12%	1.01%
12/31/17	13.11	0.18	2.37	2.55	(0.37)	(2.77)	(3.14)	12.52	21.61%		9,981	1.19%	N/A	1.39%
12/31/16	12.06	0.10	1.95	2.05	(0.16)	(0.84)	(1.00)	13.11	17.74%		6,829	1.15%	N/A	0.87%
12/31/15	15.87	0.17	(1.69)	(1.52)	(0.25)	(2.04)	(2.29)	12.06	(9.16%	)	7,023	1.15%	N/A	1.20%

	Year ended December 31
	2019	2018	2017	2016	2015
Portfolio turnover rate	36%	64%	108%	37%	52%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Foreign Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Initial Class
12/31/19	$9.25	$0.26	$0.92	$1.18	$(0.18)	$(0.15)	$(0.33)	$10.10	13.17%		$307,367	0.94%	0.89%	2.69%
12/31/18	11.25	0.20	(1.95)	(1.75)	(0.25)	-	(0.25)	9.25	(15.90%	)	294,037	0.98%	0.97%	1.81%
12/31/17	9.44	0.19	1.85	2.04	(0.23)	-	(0.23)	11.25	21.73%		382,813	0.97%	N/A	1.79%
12/31/16	9.49	0.20	(0.07)	0.13	(0.18)	-	(0.18)	9.44	1.44%		348,836	0.97%	N/A	2.22%
12/31/15	10.22	0.20	(0.63)	(0.43)	(0.30)	-	(0.30)	9.49	(4.26%	)	347,072	0.97%	N/A	1.89%
Service Class
12/31/19	$9.20	$0.24	$0.90	$1.14	$(0.15)	$(0.15)	$(0.30)	$10.04	12.78%		$9,820	1.19%	1.14%	2.44%
12/31/18	11.18	0.17	(1.93)	(1.76)	(0.22)	-	(0.22)	9.20	(16.03%	)	9,324	1.23%	1.22%	1.57%
12/31/17	9.38	0.16	1.84	2.00	(0.20)	-	(0.20)	11.18	21.45%		11,488	1.22%	N/A	1.53%
12/31/16	9.43	0.18	(0.07)	0.11	(0.16)	-	(0.16)	9.38	1.18%		10,231	1.22%	N/A	2.02%
12/31/15	10.16	0.17	(0.62)	(0.45)	(0.28)	-	(0.28)	9.43	(4.51%	)	11,396	1.22%	N/A	1.59%

	Year ended December 31
	2019	2018	2017	2016	2015
Portfolio turnover rate	43%	18%	15%	19%	12%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Fundamental Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
12/31/19	$9.37	$0.01	$2.92	$2.93	$(0.06)	$(2.22)	$(2.28)	$10.02	33.74%	$101,937	0.87%	0.87%	[l]	0.09%
12/31/18	12.94	0.06	0.66	0.72	(0.15)	(4.14)	(4.29)	9.37	0.80%	90,145	0.83%	0.83%	[1]	0.50%
12/31/17	11.42	0.11	2.92	3.03	(0.13)	(1.38)	(1.51)	12.94	27.67%	120,666	0.84%	0.84%	[l]	0.84%
12/31/16	12.53	0.09	0.36	0.45	(0.08)	(1.48)	(1.56)	11.42	3.73%	165,183	0.83%	0.83%	[l]	0.79%
12/31/15	14.89	0.09	0.64	0.73	(0.13)	(2.96)	(3.09)	12.53	6.22%	183,094	0.84%	0.84%	[l]	0.63%
Service Class I
12/31/19	$9.15	$(0.02)	$2.84	$2.82	$(0.05)	$(2.22)	$(2.27)	$9.70	33.33%	$15,457	1.12%	1.12%	[l]	(0.16%	)
12/31/18	12.74	0.03	0.67	0.70	(0.15)	(4.14)	(4.29)	9.15	0.66%	10,401	1.08%	1.08%	[1]	0.27%
12/31/17	11.29	0.07	2.89	2.96	(0.13)	(1.38)	(1.51)	12.74	27.32%	6,875	1.09%	1.09%	[l]	0.57%
12/31/16	12.41	0.06	0.37	0.43	(0.07)	(1.48)	(1.55)	11.29	3.54%	4,263	1.08%	1.08%	[l]	0.54%
12/31/15	14.80	0.05	0.63	0.68	(0.11)	(2.96)	(3.07)	12.41	5.91%	2,955	1.09%	1.09%	[l]	0.36%

	Year ended December 31
	2019	2018	2017	2016	2015
Portfolio turnover rate	129%	61%	40%	49%	44%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l	Expenses incurred during the period fell under the expense cap.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Fundamental Value Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/19	$12.38	$0.18	$2.40	$2.58	$(0.27)	$(1.60)	$(1.87)	$13.09	22.79%		$193,994	0.81%	0.79%	1.35%
12/31/18	15.42	0.26	(1.63)	(1.37)	(0.25)	(1.42)	(1.67)	12.38	(10.34%	)	168,520	0.80%	0.78%	1.76%
12/31/17	14.74	0.25	1.83	2.08	(0.29)	(1.11)	(1.40)	15.42	15.10%		225,883	0.80%	0.79%	1.65%
12/31/16	14.20	0.26	1.56	1.82	(0.21)	(1.07)	(1.28)	14.74	13.25%		223,801	0.79%	N/A	1.81%
12/31/15	16.20	0.23	(0.76)	(0.53)	(0.22)	(1.25)	(1.47)	14.20	(2.88%	)	217,109	0.79%	N/A	1.51%
Service Class I
12/31/19	$12.17	$0.14	$2.36	$2.50	$(0.24)	$(1.60)	$(1.84)	$12.83	22.49%		$16,173	1.06%	1.04%	1.10%
12/31/18	15.20	0.22	(1.60)	(1.38)	(0.23)	(1.42)	(1.65)	12.17	(10.56%	)	13,283	1.05%	1.03%	1.53%
12/31/17	14.57	0.21	1.80	2.01	(0.27)	(1.11)	(1.38)	15.20	14.78%		13,212	1.05%	1.04%	1.39%
12/31/16	14.05	0.22	1.55	1.77	(0.18)	(1.07)	(1.25)	14.57	13.05%		9,319	1.04%	N/A	1.55%
12/31/15	16.07	0.19	(0.76)	(0.57)	(0.20)	(1.25)	(1.45)	14.05	(3.18%	)	7,757	1.04%	N/A	1.26%

	Year ended December 31
	2019	2018	2017	2016	2015
Portfolio turnover rate	131%	28%	18%	20%	19%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Global Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
12/31/19	$10.25	$0.15	$2.94	$3.09	$(0.08)	$(0.40)	$(0.48)	$12.86	30.59%		$411,174	0.79%	N/A	1.23%
12/31/18	13.04	0.15	(1.16)	(1.01)	(0.15)	(1.63)	(1.78)	10.25	(9.53%	)	179,973	0.83%	N/A	1.21%
12/31/17	11.54	0.14	2.56	2.70	(0.16)	(1.04)	(1.20)	13.04	24.16%		206,795	0.83%	N/A	1.10%
12/31/16	11.74	0.14	0.76	0.90	(0.14)	(0.96)	(1.10)	11.54	7.55%		218,698	0.82%	N/A	1.18%
12/31/15	12.61	0.14	(0.33)	(0.19)	(0.14)	(0.54)	(0.68)	11.74	(1.36%	)	224,808	0.86%	0.85%	1.13%
Class II
12/31/19	$10.48	$0.16	$3.00	$3.16	$(0.07)	$(0.40)	$(0.47)	$13.17	30.58%		$17,896	0.79%	N/A	1.31%
12/31/18	13.30	0.15	(1.19)	(1.04)	(0.15)	(1.63)	(1.78)	10.48	(9.57%	)	14,950	0.83%	N/A	1.21%
12/31/17	11.74	0.14	2.62	2.76	(0.16)	(1.04)	(1.20)	13.30	24.30%		18,082	0.83%	N/A	1.09%
12/31/16	11.93	0.14	0.77	0.91	(0.14)	(0.96)	(1.10)	11.74	7.54%		15,757	0.82%	N/A	1.17%
12/31/15	12.81	0.15	(0.34)	(0.19)	(0.15)	(0.54)	(0.69)	11.93	(1.35%	)	15,876	0.83%	0.81%	1.13%
Service Class I
12/31/19	$10.11	$0.13	$2.89	$3.02	$(0.04)	$(0.40)	$(0.44)	$12.69	30.28%		$17,108	1.04%	N/A	1.06%
12/31/18	12.90	0.12	(1.16)	(1.04)	(0.12)	(1.63)	(1.75)	10.11	(9.84%	)	13,989	1.08%	N/A	0.97%
12/31/17	11.43	0.11	2.54	2.65	(0.14)	(1.04)	(1.18)	12.90	23.95%		15,989	1.08%	N/A	0.84%
12/31/16	11.65	0.10	0.76	0.86	(0.12)	(0.96)	(1.08)	11.43	7.25%		12,129	1.07%	N/A	0.89%
12/31/15	12.52	0.10	(0.31)	(0.21)	(0.12)	(0.54)	(0.66)	11.65	(1.55%	)	10,646	1.11%	1.10%	0.84%

	Year ended December 31
	2019	2018	2017	2016	2015
Portfolio turnover rate	16%	15%	10%	15%	17%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Growth & Income Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/19	$16.35	$0.19	$4.86	$5.05	$(0.19)	$(1.78)	$(1.97)	$19.43	32.10%		$106,949	0.57%	1.02%
12/31/18	17.39	0.19	(1.07)	(0.88)	(0.16)	-	(0.16)	16.35	(5.20%	)	92,893	0.56%	1.07%
12/31/17	14.19	0.16	3.19	3.35	(0.15)	-	(0.15)	17.39	23.70%		111,830	0.56%	1.02%
12/31/16	13.18	0.15	1.00	1.15	(0.14)	-	(0.14)	14.19	8.77%		102,858	0.56%	1.10%
12/31/15	13.28	0.14	(0.08)	0.06	(0.16)	-	(0.16)	13.18	0.49%		106,578	0.56%	1.01%
Service Class
12/31/19	$16.22	$0.14	$4.83	$4.97	$(0.15)	$(1.78)	$(1.93)	$19.26	31.82%		$46,002	0.82%	0.77%
12/31/18	17.27	0.15	(1.08)	(0.93)	(0.12)	-	(0.12)	16.22	(5.46%	)	33,821	0.81%	0.83%
12/31/17	14.10	0.12	3.17	3.29	(0.12)	-	(0.12)	17.27	23.41%		30,610	0.81%	0.77%
12/31/16	13.10	0.11	1.00	1.11	(0.11)	-	(0.11)	14.10	8.50%		23,197	0.81%	0.85%
12/31/15	13.21	0.10	(0.08)	0.02	(0.13)	-	(0.13)	13.10	0.18%		18,797	0.81%	0.76%

	Year ended December 31
	2019	2018	2017	2016	2015
Portfolio turnover rate	16%	15%	12%	17%	17%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Income & Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/19	$8.49	$0.19	$1.82	$2.01	$(0.19)	$(0.37)	$(0.56)	$9.94	24.43%		$274,290	0.69%	2.00%
12/31/18	12.72	0.21	(1.25)	(1.04)	(0.22)	(2.97)	(3.19)	8.49	(11.68%	)	240,456	0.70%	1.86%
12/31/17	11.86	0.22	1.74	1.96	(0.21)	(0.89)	(1.10)	12.72	17.43%		289,310	0.70%	1.80%
12/31/16	11.35	0.22	1.55	1.77	(0.21)	(1.05)	(1.26)	11.86	16.40%		257,874	0.69%	1.97%
12/31/15	12.44	0.23	(0.31)	(0.08)	(0.24)	(0.77)	(1.01)	11.35	(0.09%	)	221,763	0.69%	1.90%
Service Class
12/31/19	$8.36	$0.16	$1.80	$1.96	$(0.17)	$(0.37)	$(0.54)	$9.78	24.14%		$29,436	0.94%	1.75%
12/31/18	12.58	0.18	(1.23)	(1.05)	(0.20)	(2.97)	(3.17)	8.36	(11.94%	)	24,440	0.95%	1.62%
12/31/17	11.74	0.19	1.73	1.92	(0.19)	(0.89)	(1.08)	12.58	17.21%		27,683	0.95%	1.55%
12/31/16	11.25	0.19	1.54	1.73	(0.19)	(1.05)	(1.24)	11.74	16.10%		20,626	0.94%	1.71%
12/31/15	12.34	0.20	(0.31)	(0.11)	(0.21)	(0.77)	(0.98)	11.25	(0.35%	)	16,906	0.94%	1.65%

	Year ended December 31
	2019	2018	2017	2016	2015
Portfolio turnover rate	43%	30%	110%	30%	27%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML International Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/19	$8.91	$0.29	$1.74	$2.03	$(0.19)	$(0.65)	$(0.84)	$10.10	24.63%		$178,397	1.05%	1.00%	3.02%
12/31/18	11.97	0.21	(3.02)	(2.81)	(0.17)	(0.08)	(0.25)	8.91	(23.79%	)	154,540	1.12%	1.00%	1.91%
12/31/17	9.33	0.18	2.64	2.82	(0.18)	-	(0.18)	11.97	30.35%		187,213	1.09%	1.00%	1.62%
12/31/16	8.81	0.15	0.56	0.71	(0.17)	(0.02)	(0.19)	9.33	8.27%		150,753	1.07%	1.00%	1.70%
12/31/15	9.27	0.15	(0.59)	(0.44)	(0.02)	-	(0.02)	8.81	(4.77%	)	164,083	1.09%	1.00%	1.59%
Service Class I
12/31/19	$8.84	$0.26	$1.73	$1.99	$(0.17)	$(0.65)	$(0.82)	$10.01	24.35%		$6,821	1.30%	1.25%	2.70%
12/31/18	11.90	0.18	(2.99)	(2.81)	(0.17)	(0.08)	(0.25)	8.84	(23.98%	)	4,767	1.37%	1.25%	1.64%
12/31/17	9.29	0.11	2.67	2.78	(0.17)	-	(0.17)	11.90	30.05%		4,000	1.34%	1.25%	0.95%
12/31/16	8.78	0.13	0.56	0.69	(0.16)	(0.02)	(0.18)	9.29	7.97%		1,063	1.32%	1.25%	1.50%
12/31/15	9.27	0.10	(0.57)	(0.47)	(0.02)	-	(0.02)	8.78	(5.10%	)	1,513	1.35%	1.25%	1.11%

	Year ended December 31
	2019	2018	2017	2016	2015
Portfolio turnover rate	37%	43%	45%	50%	46%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Large Cap Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/19	$9.68	$0.05	$2.89	$2.94	$(0.07)	$(1.46)	$(1.53)	$11.09	31.99%		$95,272	0.74%	0.45%
12/31/18	10.69	0.06	(0.19)	(0.13)	(0.07)	(0.81)	(0.88)	9.68	(2.26%	)	83,211	0.72%	0.56%
12/31/17	10.63	0.07	3.23	3.30	(0.05)	(3.19)	(3.24)	10.69	33.51%		106,989	0.73%	0.58%
12/31/16	11.70	0.03	(0.06)	(0.03)	(0.01)	(1.03)	(1.04)	10.63	(0.38%	)	103,315	0.70%	0.24%
12/31/15	14.06	0.01	0.58	0.59	-	(2.95)	(2.95)	11.70	5.12%		214,299	0.69%	0.10%
Service Class
12/31/19	$9.36	$0.02	$2.79	$2.81	$(0.05)	$(1.46)	$(1.51)	$10.66	31.66%		$16,394	0.99%	0.19%
12/31/18	10.37	0.03	(0.17)	(0.14)	(0.06)	(0.81)	(0.87)	9.36	(2.46%	)	10,591	0.97%	0.30%
12/31/17	10.41	0.03	3.15	3.18	(0.03)	(3.19)	(3.22)	10.37	33.00%		7,510	0.98%	0.29%
12/31/16	11.48	(0.00)[d]	(0.04)	(0.04)	-	(1.03)	(1.03)	10.41	(0.52%	)	3,604	0.95%	(0.02%	)
12/31/15	13.89	(0.02)	0.56	0.54	-	(2.95)	(2.95)	11.48	4.80%		3,501	0.94%	(0.15%	)

	Year ended December 31
	2019	2018	2017	2016	2015
Portfolio turnover rate	11%	16%	3%	134%	73%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Managed Volatility Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/19	$11.90	$0.13	$1.28	$1.41	$(0.21)	$-	$(0.21)	$13.10	11.90%		$124,549	0.97%	1.05%
12/31/18	12.63	0.12	(0.69)	(0.57)	(0.16)	-	(0.16)	11.90	(4.69%	)	121,635	0.96%	0.99%
12/31/17	11.74	0.14	0.91	1.05	(0.16)	-	(0.16)	12.63	9.03%		150,737	0.90%	1.13%
12/31/16	14.27	0.17	0.31	0.48	(0.26)	(2.75)	(3.01)	11.74	3.69%		151,537	0.91%	1.29%
12/31/15	14.11	0.17	0.25	0.42	(0.26)	-	(0.26)	14.27	3.01%		162,332	0.89%	1.18%
Service Class
12/31/19	$11.80	$0.10	$1.26	$1.36	$(0.17)	$-	$(0.17)	$12.99	11.62%		$30,588	1.22%	0.81%
12/31/18	12.53	0.09	(0.70)	(0.61)	(0.12)	-	(0.12)	11.80	(4.93%	)	28,963	1.21%	0.74%
12/31/17	11.64	0.11	0.91	1.02	(0.13)	-	(0.13)	12.53	8.76%		33,698	1.15%	0.88%
12/31/16	14.18	0.14	0.29	0.43	(0.22)	(2.75)	(2.97)	11.64	3.42%		32,569	1.16%	1.04%
12/31/15	14.02	0.14	0.24	0.38	(0.22)	-	(0.22)	14.18	2.79%		33,180	1.14%	0.95%

	Year ended December 31
	2019	2018	2017	2016	2015
Portfolio turnover rate	2%	5%	2%	4%	3%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Mid Cap Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/19	$13.94	$0.02	$4.17	$4.19	$(0.00)[d]	$(2.25)	$(2.25)	$15.88	31.30%		$407,351	0.81%	0.12%
12/31/18	16.19	0.01	(0.07)	(0.06)	-	(2.19)	(2.19)	13.94	(2.17%	)	328,715	0.81%	0.07%
12/31/17	14.35	(0.01)	3.45	3.44	(0.01)	(1.59)	(1.60)	16.19	24.81%		382,666	0.81%	(0.08%	)
12/31/16	15.50	(0.00)[d]	0.97	0.97	-	(2.12)	(2.12)	14.35	6.29%		352,754	0.81%	(0.02%	)
12/31/15	16.41	(0.01)	1.05	1.04	-	(1.95)	(1.95)	15.50	6.78%		375,328	0.81%	(0.07%	)
Service Class
12/31/19	$13.37	$(0.02)	$4.00	$3.98	$-	$(2.25)	$(2.25)	$15.10	31.01%		$108,793	1.06%	(0.13%	)
12/31/18	15.65	(0.03)	(0.06)	(0.09)	-	(2.19)	(2.19)	13.37	(2.45%	)	88,952	1.06%	(0.18%	)
12/31/17	13.95	(0.05)	3.34	3.29	-	(1.59)	(1.59)	15.65	24.47%		91,145	1.06%	(0.33%	)
12/31/16	15.16	(0.04)	0.95	0.91	-	(2.12)	(2.12)	13.95	6.02%		71,227	1.06%	(0.27%	)
12/31/15	16.12	(0.05)	1.04	0.99	-	(1.95)	(1.95)	15.16	6.59%		66,936	1.06%	(0.31%	)

	Year ended December 31
	2019	2018	2017	2016	2015
Portfolio turnover rate	28%	26%	28%	29%	35%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Mid Cap Value Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/19	$9.35	$0.17	$2.37	$2.54	$(0.18)	$(1.11)	$(1.29)	$10.60	29.13%		$389,141	0.88%	1.65%
12/31/18	12.14	0.15	(1.48)	(1.33)	(0.19)	(1.27)	(1.46)	9.35	(12.99%	)	343,432	0.88%	1.30%
12/31/17	11.79	0.20	1.09	1.29	(0.19)	(0.75)	(0.94)	12.14	11.70%		438,601	0.88%	1.69%
12/31/16	10.74	0.17	2.22	2.39	(0.19)	(1.15)	(1.34)	11.79	23.23%		433,046	0.88%	1.55%
12/31/15	13.12	0.16	(0.43)	(0.27)	(0.25)	(1.86)	(2.11)	10.74	(1.45%	)	427,920	0.88%	1.26%
Service Class
12/31/19	$9.18	$0.14	$2.33	$2.47	$(0.15)	$(1.11)	$(1.26)	$10.39	28.90%		$53,223	1.13%	1.40%
12/31/18	11.96	0.12	(1.47)	(1.35)	(0.16)	(1.27)	(1.43)	9.18	(13.31%	)	43,275	1.13%	1.06%
12/31/17	11.63	0.17	1.08	1.25	(0.17)	(0.75)	(0.92)	11.96	11.46%		49,723	1.13%	1.46%
12/31/16	10.62	0.15	2.18	2.33	(0.17)	(1.15)	(1.32)	11.63	22.86%		44,148	1.13%	1.35%
12/31/15	12.99	0.12	(0.41)	(0.29)	(0.22)	(1.86)	(2.08)	10.62	(1.60%	)	32,950	1.13%	1.03%

	Year ended December 31
	2019	2018	2017	2016	2015
Portfolio turnover rate	39%	59%	42%	52%	68%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Small Cap Growth Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders				Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000's)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Initial Class
12/31/19	$12.82	$(0.01)	$4.11	$4.10	$(2.79)	$(2.79)	$14.13	34.32%	$170,426	1.11%	1.09%	(0.06%)
12/31/18	14.98	(0.03)	(0.32)	(0.35)	(1.81)	(1.81)	12.82	(4.87%)	151,854	1.09%	1.07%	(0.17%)
12/31/17	12.69	(0.03)	2.87	2.84	(0.55)	(0.55)	14.98	22.81%	198,404	1.09%	1.09%[k]	(0.21%)
12/31/16	13.51	0.00 [d]	1.59	1.59	(2.41)	(2.41)	12.69	12.74%	191,245	1.10%	N/A	0.01%
12/31/15	17.85	(0.04)	(0.74)	(0.78)	(3.56)	(3.56)	13.51	(5.11%)	194,889	1.09%	N/A	(0.22%)
Service Class
12/31/19	$12.11	$(0.04)	$3.86	$3.82	$(2.79)	$(2.79)	$13.14	33.99%	$26,026	1.36%	1.34%	(0.30%)
12/31/18	14.27	(0.06)	(0.29)	(0.35)	(1.81)	(1.81)	12.11	(5.11%)	19,281	1.34%	1.32%	(0.39%)
12/31/17	12.14	(0.06)	2.74	2.68	(0.55)	(0.55)	14.27	22.51%	16,124	1.35%	1.34%	(0.45%)
12/31/16	13.05	(0.03)	1.53	1.50	(2.41)	(2.41)	12.14	12.46%	12,969	1.35%	N/A	(0.23%)
12/31/15	17.40	(0.07)	(0.72)	(0.79)	(3.56)	(3.56)	13.05	(5.33%)	11,375	1.34%	N/A	(0.46%)

	Year ended December 31
	2019	2018	2017	2016	2015
Portfolio turnover rate	63%	76%	74%	105%	78%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Small Company Value Fund

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/19	$13.86	$0.04		$3.20	$3.24	$(0.04)	$(2.31)	$(2.35)	$14.75	25.54%		$74,855	1.06%	1.01%	0.25%
12/31/18	16.90	0.05		(2.01)	(1.96)	(0.06)	(1.02)	(1.08)	13.86	(12.94%	)	66,976	1.02%	0.97%	0.30%
12/31/17	17.23	0.05		1.73	1.78	(0.10)	(2.01)	(2.11)	16.90	11.69%		89,256	1.02%	0.97%	0.30%
12/31/16	14.88	0.10		4.44	4.54	(0.10)	(2.09)	(2.19)	17.23	32.46%		88,729	1.02%	0.97%	0.66%
12/31/15	17.59	0.10		(1.06)	(0.96)	(0.06)	(1.69)	(1.75)	14.88	(5.36%	)	88,068	1.09%	1.05%	0.62%
Service Class I
12/31/19	$13.43	$0.00	[d]	$3.10	$3.10	$(0.01)	$(2.31)	$(2.32)	$14.21	25.26%		$25,636	1.31%	1.26%	0.01%
12/31/18	16.43	0.01		(1.96)	(1.95)	(0.03)	(1.02)	(1.05)	13.43	(13.19%	)	19,861	1.27%	1.22%	0.06%
12/31/17	16.83	0.01		1.68	1.69	(0.08)	(2.01)	(2.09)	16.43	11.42%		20,671	1.27%	1.22%	0.06%
12/31/16	14.58	0.07		4.34	4.41	(0.07)	(2.09)	(2.16)	16.83	32.16%		15,465	1.27%	1.22%	0.44%
12/31/15	17.29	0.06		(1.06)	(1.00)	(0.02)	(1.69)	(1.71)	14.58	(5.65%	)	10,829	1.33%	1.30%	0.37%

	Year ended December 31
	2019	2018	2017	2016	2015
Portfolio turnover rate	24%	22%	14%	23%	44%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Small/Mid Cap Value Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/19	$10.61	$0.12	$1.83	$1.95	$(0.07)	$(1.43)	$(1.50)	$11.06	20.39%		$179,503	0.81%	1.04%
12/31/18	13.99	0.09	(1.87)	(1.78)	(0.07)	(1.53)	(1.60)	10.61	(15.00%	)	163,607	0.80%	0.63%
12/31/17	13.23	0.06	1.60	1.66	(0.07)	(0.83)	(0.90)	13.99	13.44%		210,030	0.80%	0.47%
12/31/16	11.34	0.06	2.70	2.76	(0.07)	(0.80)	(0.87)	13.23	25.10%		211,849	0.79%	0.51%
12/31/15	14.69	0.07	(0.89)	(0.82)	(0.11)	(2.42)	(2.53)	11.34	(5.53%	)	197,297	0.79%	0.50%
Service Class
12/31/19	$10.50	$0.09	$1.80	$1.89	$(0.04)	$(1.43)	$(1.47)	$10.92	19.98%		$23,295	1.06%	0.80%
12/31/18	13.85	0.05	(1.83)	(1.78)	(0.04)	(1.53)	(1.57)	10.50	(15.12%	)	19,189	1.05%	0.39%
12/31/17	13.12	0.03	1.57	1.60	(0.04)	(0.83)	(0.87)	13.85	13.08%		22,386	1.05%	0.23%
12/31/16	11.25	0.03	2.68	2.71	(0.04)	(0.80)	(0.84)	13.12	24.83%		19,563	1.04%	0.26%
12/31/15	14.59	0.04	(0.89)	(0.85)	(0.07)	(2.42)	(2.49)	11.25	(5.74%	)	15,919	1.04%	0.27%

	Year ended December 31
	2019	2018	2017	2016	2015
Portfolio turnover rate	35%	38%	34%	58%	42%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Total Return Bond Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets (including interest expense)
Class II
12/31/19	$10.16	$0.26	$0.65	$0.91	$(0.33)	$-	$(0.33)	$10.74	8.91%		$342,002	0.61%	0.60%		2.48%
12/31/18	10.36	0.25	(0.26)	(0.01)	(0.19)	-	(0.19)	10.16	(0.07%	)	353,571	0.60%	0.60%	[l]	2.51%
12/31/17	10.27	0.19	0.11	0.30	(0.21)	-	(0.21)	10.36	2.96%		408,199	0.62%	0.60%		1.85%
12/31/16	10.19	0.17	0.09	0.26	(0.18)	-	(0.18)	10.27	2.52%		393,276	0.62%	0.60%		1.67%
12/31/15	10.64	0.14	(0.11)	0.03	(0.36)	(0.12)	(0.48)	10.19	0.24%		328,928	0.66%	0.60%		1.32%
Service Class I
12/31/19	$10.06	$0.23	$0.64	$0.87	$(0.31)	$-	$(0.31)	$10.62	8.65%		$34,011	0.86%	0.85%		2.21%
12/31/18	10.27	0.23	(0.27)	(0.04)	(0.17)	-	(0.17)	10.06	(0.35%	)	25,533	0.85%	0.85%	[l]	2.28%
12/31/17	10.18	0.16	0.12	0.28	(0.19)	-	(0.19)	10.27	2.73%		21,858	0.87%	0.85%		1.60%
12/31/16	10.11	0.15	0.09	0.24	(0.17)	-	(0.17)	10.18	2.30%		19,079	0.87%	0.85%		1.43%
12/31/15	10.57	0.11	(0.11)	(0.00)[d]	(0.34)	(0.12)	(0.46)	10.11	(0.05%	)	17,161	0.90%	0.85%		1.09%

	Year ended December 31
	2019	2018	2017	2016	2015
Portfolio turnover rate	219%	250%	313%	278%	322%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l	Expenses incurred during the period fell under the expense cap.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	The Funds

MML Series Investment Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated December 19, 1984, as restated May 14, 1993, and further amended and restated as of December 15, 2011, as it may be further amended from time to time. The following are 19 series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MML Blue Chip Growth Fund (“Blue Chip Growth Fund”)

MML Equity Income Fund (“Equity Income Fund”)

MML Equity Index Fund (“Equity Index Fund”)

MML Focused Equity Fund (“Focused Equity Fund”)

MML Foreign Fund (“Foreign Fund”)

MML Fundamental Growth Fund (“Fundamental Growth Fund”)

MML Fundamental Value Fund (“Fundamental Value Fund”)

MML Global Fund (“Global Fund”)

MML Growth & Income Fund (“Growth & Income Fund”)

MML Income & Growth Fund (“Income & Growth Fund”)

MML International Equity Fund (“International Equity Fund”)

MML Large Cap Growth Fund (“Large Cap Growth Fund”)

MML Managed Volatility Fund (“Managed Volatility Fund”)

MML Mid Cap Growth Fund (“Mid Cap Growth Fund”)

MML Mid Cap Value Fund (“Mid Cap Value Fund”)

MML Small Cap Growth Equity Fund (“Small Cap Growth Equity Fund”)

MML Small Company Value Fund (“Small Company Value Fund”)

MML Small/Mid Cap Value Fund (“Small/Mid Cap Value Fund”)

MML Total Return Bond Fund (“Total Return Bond Fund”)

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, C.M. Life Insurance Company, and the MML Allocation Funds, which are “funds of funds” series of the Trust, are the record owners of all of the outstanding shares of the Funds.

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

Notes to Financial Statements (Continued)

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. On holidays and other days when the NYSE is closed, each Fund’s net asset value generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of significant inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at its regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of

[1]

The voting members of the Valuation Committee consist of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO, Secretary, and Assistant Secretaries) of the Trust, as well as such other members as the Trustees may from time to time designate. The non-voting members of the Valuation Committee consist of the CCO, Secretary, and Assistant Secretaries. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

Notes to Financial Statements (Continued)

the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and any other investments fair valued using significant unobservable inputs, as described below, the fair valuation approaches used by third party service providers and/or the Funds’ subadvisers utilize one or a combination of, but not limited to, the following inputs:

Market approach: (i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers; (ii) recapitalizations and other transactions across the capital structure; and (iii) market multiples of comparable issuers.

Income approach: (i) future cash flows discounted to present value and adjusted as appropriate for liquidity, credit, and/or market risks; (ii) quoted prices for similar investments or assets in active markets; and (iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts, and/or default rates.

Cost approach: (i) audited or unaudited financial statements, investor communications, and financial or operational metrics issued by the Private Company; (ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company; (iii) relevant news and other public sources; and (iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as the current value method (“CVM”), an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The CVM allocates value among the various parts of a company’s capital structure assuming that the value of convertible preferred stock is represented by the most favorable claim the preferred stockholders have on the enterprise value as of the valuation date. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information for a Private Company is as of a date that is earlier than the date a Fund is calculating its net asset value. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in

Notes to Financial Statements (Continued)

the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs, to the extent observable inputs are not available (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Levels.

In certain cases, the inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest Level input that is significant to the overall fair value measurement.

The Fundamental Value Fund, Income & Growth Fund, and Small/Mid Cap Value Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of December 31, 2019. For each Fund noted in the preceding sentence, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The following is the aggregate value by input level, as of December 31, 2019, for the remaining Funds’ investments:

	Level 1	Level 2		Level 3		Total
Blue Chip Growth Fund
Asset Investments
Common Stock	$429,238,205	$10,091,503	*	$888,324	**	$440,218,032
Mutual Funds	695,520	-		-		695,520
Short-Term Investments	1,070	2,019,009		-		2,020,079

Total Investments	$429,934,795	$12,110,512		$888,324		$442,933,631

Equity Income Fund
Asset Investments
Common Stock	$450,482,958	$15,773,116	*	$-		$466,256,074
Preferred Stock	9,600,023	-		-		9,600,023
Corporate Debt	-	1,031,935		-		1,031,935
Mutual Funds	2,278,991	-		-		2,278,991
Short-Term Investments	1,070	7,418,405		-		7,419,475

Total Investments	$462,363,042	$24,223,456		$-		$486,586,498

Notes to Financial Statements (Continued)

	Level 1	Level 2		Level 3	Total
Equity Index Fund
Asset Investments
Common Stock	$578,626,444	$-		$-	$578,626,444
Mutual Funds	507,832	-		-	507,832
Short-Term Investments	-	4,492,273		-	4,492,273

Total Investments	$579,134,276	$4,492,273		$-	$583,626,549

Asset Derivatives
Futures Contracts	$88,815	$-		$-	$88,815

Focused Equity Fund
Asset Investments
Common Stock	$296,755,399	$12,002,725	*	$-	$308,758,124
Short-Term Investments	-	6,963,558		-	6,963,558

Total Investments	$296,755,399	$18,966,283		$-	$315,721,682

Foreign Fund
Asset Investments
Common Stock*
Canada	$17,043,808	$-		$-	$17,043,808
Cayman Islands	3,156,208	10,532,418		-	13,688,626
China	-	6,610,501		-	6,610,501
Denmark	-	308,950		-	308,950
France	-	46,793,883		-	46,793,883
Germany	-	41,599,266		-	41,599,266
Hong Kong	-	9,816,664		-	9,816,664
Ireland	-	3,155,705		-	3,155,705
Italy	-	6,816,151		-	6,816,151
Japan	-	53,663,224		-	53,663,224
Luxembourg	-	5,247,878		-	5,247,878
Netherlands	6,095,754	6,417,394		-	12,513,148
Norway	-	6,919,942		-	6,919,942
Singapore	-	4,816,010		-	4,816,010
Switzerland	-	9,027,133		-	9,027,133
United Kingdom	9,075,106	37,347,760		-	46,422,866
Mutual Funds	15,637,888	-		-	15,637,888
Short-Term Investments	-	17,102,843		-	17,102,843

Total Investments	$51,008,764	$266,175,722		$-	$317,184,486

Fundamental Growth Fund
Asset Investments
Common Stock	$115,027,270	$667,083	*	$-	$115,694,353
Short-Term Investments	-	1,855,900		-	1,855,900

Total Investments	$115,027,270	$2,522,983		$-	$117,550,253

Global Fund
Asset Investments
Common Stock*
Austria	$-	$1,579,028		$-	$1,579,028
Brazil	-	1,364,542		-	1,364,542

Notes to Financial Statements (Continued)

	Level 1	Level 2		Level 3	Total

Global Fund (Continued)
Asset Investments (Continued)
Common Stock* (Continued)
Canada	$7,540,002	$-		$-	$7,540,002
Cayman Islands	-	815,113		-	815,113
Denmark	-	2,619,229		-	2,619,229
France	-	48,869,641		-	48,869,641
Germany	-	21,199,674		-	21,199,674
Ireland	27,358,311	7,345,982		-	34,704,293
Israel	4,905,653	-		-	4,905,653
Japan	-	12,322,379		-	12,322,379
Mexico	1,082,030	-		-	1,082,030
Netherlands	1,648,884	9,716,212		-	11,365,096
Republic of Korea	-	3,821,114		-	3,821,114
Spain	-	5,072,732		-	5,072,732
Sweden	-	9,395,181		-	9,395,181
Switzerland	-	34,119,526		-	34,119,526
Thailand	-	668,048		-	668,048
United Kingdom	7,642,577	31,665,328		-	39,307,905
United States	200,750,842	-		-	200,750,842
Mutual Funds	2,179,509	-		-	2,179,509
Short-Term Investments	-	4,506,119		-	4,506,119

Total Investments	$253,107,808	$195,079,848		$-	$448,187,656

Growth & Income Fund
Asset Investments
Common Stock	$145,206,826	$6,874,855	*	$-	$152,081,681
Mutual Funds	468,815	-		-	468,815
Short-Term Investments	-	1,250,068		-	1,250,068

Total Investments	$145,675,641	$8,124,923		$-	$153,800,564

International Equity Fund
Asset Investments
Common Stock*
Australia	$-	$4,362,109		$-	$4,362,109
Canada	4,059,568	-		-	4,059,568
Cayman Islands	3,158,908	-		-	3,158,908
Finland	-	1,448,682		-	1,448,682
France	-	21,227,777		-	21,227,777
Germany	-	33,476,421		-	33,476,421
India	-	1,186,415		-	1,186,415
Indonesia	-	1,463,020		-	1,463,020
Ireland	5,561,132	-		-	5,561,132
Italy	-	6,575,830		-	6,575,830
Japan	-	6,561,385		-	6,561,385
Mexico	1,795,863	-		-	1,795,863
Netherlands	-	11,477,619		-	11,477,619
Republic of Korea	-	5,666,639		-	5,666,639
South Africa	-	3,684,207		-	3,684,207
Sweden	-	10,995,950		-	10,995,950
Switzerland	-	14,089,158		-	14,089,158

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3		Total

International Equity Fund (Continued)
Asset Investments (Continued)
Common Stock* (Continued)
Taiwan	$-	$465,128	$-		$465,128
United Kingdom	3,142,428	39,529,675	-		42,672,103
Preferred Stock*
Germany	-	775,594	-		775,594
Short-Term Investments	-	4,311,643	-		4,311,643

Total Investments	$17,717,899	$167,297,252	$-		$185,015,151

Liability Derivatives
Forward contracts	$-	$(22,311)	$-		$(22,311)

Large Cap Growth Fund
Asset Investments
Common Stock	$104,971,391	$5,973,831	$-		$110,945,222
Short-Term Investments	-	994,403	-		994,403

Total Investments	$104,971,391	$6,968,234	$-		$111,939,625

Managed Volatility Fund
Asset Investments
Common Stock	$150,528,879	$-	$-		$150,528,879
Corporate Debt	-	-	-	+,**	-
Mutual Funds	53,784	-	-		53,784
Purchased Options	633,141	-	-		633,141
Short-Term Investments	-	4,540,625	-		4,540,625

Total Investments	$151,215,804	$4,540,625	$-		$155,756,429

Liability Derivatives
Written Options	$(3,206,884)	$(580,840)	$-		$(3,787,724)

Mid Cap Growth Fund
Asset Investments
Common Stock	$491,130,219	$-	$916,179	**	$492,046,398
Preferred Stock	-	-	2,223,962	**	2,223,962
Short-Term Investments	20,333,955	2,944,568	-		23,278,523

Total Investments	$511,464,174	$2,944,568	$3,140,141		$517,548,883

Mid Cap Value Fund
Asset Investments
Common Stock	$392,871,615	$31,153,305 *	$-		$424,024,920
Mutual Funds	13,746,862	-	-		13,746,862
Short-Term Investments	-	4,127,980	-		4,127,980

Total Investments	$406,618,477	$35,281,285	$-		$441,899,762

Asset Derivatives
Forward Contracts	$-	$4,174	$-		$4,174

Liability Derivatives
Forward Contracts	$-	$(326,657)	$-		$(326,657)

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3		Total
Small Cap Growth Equity Fund
Asset Investments
Common Stock	$194,874,248	$270,010	$5,814	**	$195,150,072
Preferred Stock	-	-	376,757	**	376,757
Mutual Funds	6,348,572	-	-		6,348,572
Short-Term Investments	-	1,645,975	-		1,645,975

Total Investments	$201,222,820	$1,915,985	$382,571		$203,521,376

Small Company Value Fund
Asset Investments
Common Stock	$98,538,072	$-	$-		$98,538,072
Mutual Funds	683,067	-	-		683,067
Short-Term Investments	1,059	1,953,977	-		1,955,036

Total Investments	$99,222,198	$1,953,977	$-		$101,176,175

Total Return Bond Fund
Asset Investments
Bank Loans	$-	$1,070,928	$-		$1,070,928
Corporate Debt	-	84,896,680	-		84,896,680
Municipal Obligations	-	4,823,972	-		4,823,972
Non-U.S. Government Agency Obligations	-	53,432,892	-		53,432,892
Sovereign Debt Obligations	-	429,846	-		429,846
U.S. Government Agency Obligations and Instrumentalities	-	121,263,460	-		121,263,460
U.S. Treasury Obligations	-	104,842,531	-		104,842,531
Mutual Funds	17,585,755	-	-		17,585,755
Short-Term Investments	-	8,856,941	-		8,856,941

Total Investments	$17,585,755	$379,617,250	$-		$397,203,005

Asset Derivatives
Forward Contracts	$-	$77,095	$-		$77,095
Futures Contracts	30,348	-	-		30,348
Swap Agreements	-	381,648	-		381,648

Total	$30,348	$458,743	$-		$489,091

Liability Derivatives
Futures Contracts	$(109,751)	$-	$-		$(109,751)
Swap Agreements	-	(381,253)	-		(381,253)

Total	$(109,751)	$(381,253)	$-		$(491,004)

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments after the close of trading in their respective foreign markets, as applicable.

**

None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund(s). Level 3 investments at the end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2019 is not presented.

+	Represents a security at $0 value as of December 31, 2019.

For certain Fund(s) the Statement of Assets and Liabilities show any applicable Fund(s) receivables from investments sold on a when-issued basis and collateral pledged for open swap agreements, as well as, any applicable liabilities for investments purchased on a when-issued basis, amounts due to custodian, and collateral held for securities on loan. These amounts approximate fair value and would be categorized at Level 2 for each applicable Fund as of December 31, 2019.

The Funds, with the exception of the Small Cap Growth Equity Fund, had no Level 3 transfers during the year ended December 31, 2019. The Small Cap Growth Equity Fund had Level 3 transfers during the year ended December 31, 2019; however, none of the transfers individually or collectively had a material impact on the Small Cap Growth Equity Fund.

Notes to Financial Statements (Continued)

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price.

At December 31, 2019, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Equity Income Fund
Realized Gain (Loss)#
Futures Contracts	$21,575	$-	$-	$21,575

Equity Index Fund
Asset Derivatives
Futures Contracts^^	$88,815	$-	$-	$88,815

Realized Gain (Loss)#
Futures Contracts	$2,120,646	$-	$-	$2,120,646

Change in Appreciation (Depreciation)##
Futures Contracts	$669,685	$-	$-	$669,685

International Equity Fund
Liability Derivatives
Forward Contracts^	$-	$(22,311)	$-	$(22,311)

Realized Gain (Loss)#
Forward Contracts	$-	$169,496	$-	$169,496

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$(99,326)	$-	$(99,326)

Managed Volatility Fund
Asset Derivatives
Purchased Options*,^^^	$633,141	$-	$-	$633,141

Liability Derivatives
Written Options^,^^^	$(3,787,724)	$-	$-	$(3,787,724)

Realized Gain (Loss)#
Purchased Options	$(7,524,672)	$-	$-	$(7,524,672)
Written Options	(14,231,079)	-	-	(14,231,079)

Total Realized Gain (Loss)	$(21,755,751)	$-	$-	$(21,755,751)

Change in Appreciation (Depreciation)##
Purchased Options	$51,287	$-	$-	$51,287
Written Options	(1,620,301)	-	-	(1,620,301)

Total Change in Appreciation (Depreciation)	$(1,569,014)	$-	$-	$(1,569,014)

Notes to Financial Statements (Continued)

	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Mid Cap Value Fund
Asset Derivatives
Forward Contracts*	$-	$4,174	$-	$4,174

Liability Derivatives
Forward Contracts^	$-	$(326,657)	$-	$(326,657)

Realized Gain (Loss)#
Forward Contracts	$-	$715,947	$-	$715,947

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$(141,820)	$-	$(141,820)

Total Return Bond Fund
Asset Derivatives
Forward Contracts*	$-	$77,095	$-	$77,095
Futures Contracts^^	-	-	30,348	30,348
Swap Agreements^^,^^^	-	-	381,648	381,648

Total Value	$-	$77,095	$411,996	$489,091

Liability Derivatives
Futures Contracts^^	$-	$-	$(109,751)	$(109,751)
Swap Agreements^^,^^^	-	-	(381,253)	(381,253)

Total Value	$-	$-	$(491,004)	$(491,004)

Realized Gain (Loss)#
Forward Contracts	$-	$12,352	$-	$12,352
Futures Contracts	-	-	2,556,802	2,556,802
Swap Agreements	-	-	2,147	2,147

Total Realized Gain (Loss)	$-	$12,352	$2,558,949	$2,571,301

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$77,095	$-	$77,095
Futures Contracts	-	-	(1,080,567)	(1,080,567)
Swap Agreements	-	-	(19,009)	(19,009)

Total Change in Appreciation (Depreciation)	$-	$77,095	$(1,099,576)	$(1,022,481)

*	Statements of Assets and Liabilities location: Investments, at value, or Receivables from: open forward contracts, as applicable.
^	Statements of Assets and Liabilities location: Payables for: open forward contracts or written options outstanding, at value, as applicable.
^^

Cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” in each applicable Fund’s Portfolio of Investments. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.

^^^	Represents centrally cleared swaps, or exchange-traded purchased and written options, which are not subject to a master netting agreement or similar agreement.
#

Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, forward contracts, futures contracts, swap agreements, or written options, as applicable.

##

Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, forward contracts, futures contracts, swap agreements, or written options, as applicable.

Notes to Financial Statements (Continued)

For the year ended December 31, 2019, the number of contracts, notional amounts, or shares/units for each derivative type was as follows:

	Number of Contracts, Notional Amounts, or Shares/Units†
Fund Name	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Written Options
Equity Income Fund	7	$-	$-	-	-
Equity Index Fund	39	-	-	-	-
International Equity Fund	-	2,489,354	-	-	-
Managed Volatility Fund	-	-	-	520	520
Mid Cap Value Fund	-	33,834,550	-	-	-
Total Return Bond Fund	565	5,741,577	39,045,000	-	-

†

Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts and swap agreements, or shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended December 31, 2019.

The Portfolio of Investments included in a Fund’s financial statements shows the assets or liabilities of a Fund associated with individual derivatives transactions. The terms of many of those transactions contemplate that derivatives receivables and payables between the same two parties may be netted and that the parties will collateralize certain obligations. The following tables provide an illustration of the possible effect of netting provisions and of collateral (delivered or received) on a Fund’s derivatives exposure as of December 31, 2019. Netting arrangements vary among different counterparties, and the actual disposition of derivatives receivables and payables, and of collateral, in a bankruptcy or insolvency can be complicated and difficult to predict.

The following table presents derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) or similar agreement and net of the related collateral received by the Fund(s) as of December 31, 2019.

Counterparty	Derivative Assets Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
Mid Cap Value Fund
Bank of America N.A.	$19	$(19)	$-	$-
Credit Suisse International	3,860	(3,860)	-	-
Goldman Sachs & Co.	295	(295)	-	-

	$4,174	$(4,174)	$-	$-

Total Return Bond Fund
Citibank N.A.	$12,950	$-	$-	$12,950
Goldman Sachs International	64,145	-	-	64,145

	$77,095	$-	$-	$77,095

The following table presents derivative liabilities by counterparty net of amounts available for offset under an MNA or similar agreement and net of the related collateral pledged by the Fund(s) as of December 31, 2019.

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
International Equity Fund
State Street Bank and Trust Co.	$(22,311)	$-	$-	$(22,311)

Notes to Financial Statements (Continued)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
Mid Cap Value Fund
Bank of America N.A.	$(15,668)	$19	$-	$(15,649)
Credit Suisse International	(59,394)	3,860	-	(55,534)
Goldman Sachs & Co.	(109,098)	295	-	(108,803)
JP Morgan Chase Bank N.A.	(81,841)	-	-	(81,841)
Morgan Stanley & Co. LLC	(60,656)	-	-	(60,656)

	$(326,657)	$4,174	$-	$(322,483)

*	Represents the net amount receivable from the counterparty in the event of default.
**	Represents the net amount payable to the counterparty in the event of default.
***	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†

The amount presented here may be less than the total amount shown in the Statements of Assets and Liabilities as some derivatives held by the counterparty are not covered within an MNA or similar agreement.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. Typically, the Fund(s) and counterparties are not permitted to sell, re-pledge, or use the collateral they receive.

Further details regarding the derivatives and other investments held by the Fund(s) during the year ended December 31, 2019, are discussed below.

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. A Fund may enter into foreign currency exchange transactions in order to hedge against changes in the values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce a Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.

Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered.

A Fund’s current exposure to a counterparty is the unrealized appreciation on the contract.

Notes to Financial Statements (Continued)

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed income security, during a specified future period at a specified price. A Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets, including commodities and precious metals. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments or rates, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include, among others, interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an

Notes to Financial Statements (Continued)

asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse. The initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by a Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on a Fund’s Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation (depreciation) on a Fund’s Statement of Operations. Only a limited number of transaction types are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

A Fund’s current exposure to a counterparty is the fair value of the transaction.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date.

Writing put and call options. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a

Notes to Financial Statements (Continued)

decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Exchange Traded Options. Exchange traded options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price.

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and

Notes to Financial Statements (Continued)

transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Inflation-Linked Securities

Inflation-linked securities are typically fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payable on the security (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal of the security upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked securities. For securities that do not provide a similar guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal.

Alternatively, the interest rates payable on certain inflation-linked securities may be adjusted according to a measure of inflation. As a result, the principal values of such securities do not adjust according to the rate of inflation, although the interest payable on such securities may decline during times of falling inflation.

The values of inflation-linked securities are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-linked securities. Inflation-linked securities may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-linked security will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such securities, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.

Bank Loans

A Fund may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

At December 31, 2019, the Funds had no unfunded loan commitments.

Notes to Financial Statements (Continued)

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s use of the transaction proceeds may be restricted pending a determination by the counterparty or its representative, whether to enforce the Fund’s obligation to repurchase the securities. A Fund can incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction.

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.

Notes to Financial Statements (Continued)

Securities Lending

Each Fund may lend its securities; however, lending cannot exceed 33% of the total assets of the Fund taken at current value. The Funds’ securities lending activities are governed by a Securities Lending Agency Agreement (“Lending Agreement”) between each Fund and the lending agent (“Agent”). The Lending Agreement authorizes the Agent to lend portfolio securities held by a Fund to approved borrowers (each, a “Borrower”).

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash (U.S. currency) and/or securities (U.S. Treasury and Agency obligations) adjusted daily to have value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. The Funds bear the risk of loss with respect to the investment of cash collateral. As with other extensions of credit, the Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the Borrower of the securities fail financially. Pursuant to the Lending Agreement, the Agent has provided indemnification to the Funds in the event of default by a Borrower with respect to a loan. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the Borrower, as well as a share of the income earned on investment of the cash collateral received for the loaned securities. At December 31, 2019, the Funds’ collateral was equal to or greater than 100% of the market value of securities on loan.

Subject to the terms of the Lending Agreement and the agreement between the Agent and the applicable Borrower (“Borrowing Agreement”), security loans can be terminated by the Agent, the Fund, or the Borrower and the related securities must be returned within the earlier of the customary settlement period for such securities or the period of time specified in the Borrowing Agreement.

The Funds employ the Agent to implement their securities lending program and the Agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the Borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the Agent or Borrower, respectively. Income received by the Funds in securities lending transactions during the year ended December 31, 2019, is reflected as securities lending income on the Statement of Operations.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and realized capital gain distributions are recorded on the ex-dividend date. Non-cash dividends received in the form of stock are recorded as dividend income at market value. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds determine the classification of distributions received as return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Notes to Financial Statements (Continued)

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets or another alternative method.

Foreign Securities

The Global Fund invests a significant amount of its assets in foreign securities and each of the Foreign Fund and the International Equity Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadvisers

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, computed and accrued daily and payable monthly, at the annual rates shown in the following table.

MML Advisers has also entered into investment subadvisory agreements for each Fund with the unaffiliated investment subadviser(s) shown in the following table. MML Advisers pays a subadvisory fee to each of these subadvisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and, if applicable, (2) the average daily net assets of other Funds or accounts of MML Advisers or its affiliates for which the subadviser provides subadvisory services.

Notes to Financial Statements (Continued)

The Funds’ subadvisory fees are paid monthly by MML Advisers out of the advisory fees.

Fund	Investment Advisory Fee	Investment Subadviser(s)
Blue Chip Growth Fund	0.75% on the first $400 million; and	T. Rowe Price Associates, Inc.
0.70% on any excess over $400 million
Equity Income Fund	0.75% on the first $500 million; and	T. Rowe Price Associates, Inc.
0.70% on any excess over $500 million
Equity Index Fund	0.10% on the first $500 million; and	Northern Trust Investments, Inc.
0.08% on any excess over $500 million
Focused Equity Fund	0.70% on the first $250 million; and	Wellington Management Company LLP
0.60% on any excess over $250 million
Foreign Fund	0.89% on the first $500 million; and	Templeton Investment Counsel, LLC
0.85% on any excess over $500 million
Fundamental Growth Fund	0.62% on the first $250 million; and	Wellington Management Company LLP
0.60% on any excess over $250 million
Fundamental Value Fund*	0.60% on the first $500 million; and	Boston Partners Global Investors, Inc.
0.575% on any excess over $500 million
Global Fund	0.60% on the first $500 million; and	Massachusetts Financial Services Company
0.55% on any excess over $500 million
Growth & Income Fund	0.50% on the first $500 million; and	Massachusetts Financial Services Company
0.475% on any excess over $500 million
Income & Growth Fund	0.65% on the first $500 million; and	Barrow, Hanley, Mewhinney & Strauss, LLC
0.60% on any excess over $500 million
International Equity Fund	0.80% on the first $250 million; and	Harris Associates L.P.
0.75% on any excess over $250 million
Large Cap Growth Fund	0.65% on the first $500 million; and	Loomis, Sayles & Company, L.P.
0.60% on any excess over $500 million
Managed Volatility Fund	0.75% on the first $500 million; and	Gateway Investment Advisers, LLC
0.70% on any excess over $500 million
Mid Cap Growth Fund	0.77% on the first $500 million; and	T. Rowe Price Associates, Inc.
0.75% on any excess over $500 million
Mid Cap Value Fund	0.84% on the first $500 million; and	American Century Investment Management, Inc.
0.80% on any excess over $500 million
Small Cap Growth Equity Fund	1.04% on the first $200 million; and	Wellington Management Company LLP
1.00% on any excess over $200 million
Small Company Value Fund	0.80% on the first $150 million; and	T. Rowe Price Associates, Inc.
0.70% on any excess over $150 million
Small/Mid Cap Value Fund	0.75% on the first $500 million; and	AllianceBernstein L.P.
0.70% on any excess over $500 million
Total Return Bond Fund	0.40% on the first $500 million; and	Metropolitan West Asset Management, LLC
0.38% on any excess over $500 million

*	Effective February 5, 2019, Boston Partners Global Investors, Inc. replaced Wellington Management Company LLP as subadviser to the Fund.

Administration Fees

For the Equity Index Fund, Focused Equity Fund, Fundamental Growth Fund, Fundamental Value Fund, Global Fund, International Equity Fund, Small Company Value Fund, and Total Return Bond Fund, under a separate Administrative and Shareholder Services Agreement between the Trust and MML Advisers, on behalf of each Fund, MML Advisers is obligated to

Notes to Financial Statements (Continued)

provide administrative and shareholder services and bear some of the Fund specific administrative expenses. In return for these services, MML Advisers receives an administrative services fee based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class I	Class II	Class III	Service Class I
Equity Index Fund	0.30%	0.15%	None	0.30%
Focused Equity Fund	N/A	0.15%	N/A	0.15%
Fundamental Growth Fund	N/A	0.15%	N/A	0.15%
Fundamental Value Fund	N/A	0.15%	N/A	0.15%
Global Fund	0.15%	0.15%	N/A	0.15%
International Equity Fund	N/A	0.15%	N/A	0.15%
Small Company Value Fund	N/A	0.15%	N/A	0.15%
Total Return Bond Fund	N/A	0.15%	N/A	0.15%

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares and Service Class I shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares and Service Class I shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares or Service Class I shares, as applicable, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class and Service Class I shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Expense Caps and Waivers

MML Advisers has agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class II	Service Class I
International Equity Fund*	1.00%	1.25%
Total Return Bond Fund*	0.60%	0.85%

#	Acquired Fund Fees and Expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through April 30, 2020.

Prior to May 1, 2019, MML Advisers agreed to cap the fees and expenses of the Fund noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

	Class II	Service Class I
Fundamental Growth Fund	0.85%	1.10%

#	Acquired Fund Fees and Expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.

Notes to Financial Statements (Continued)

MML Advisers has agreed to voluntarily waive 0.03% of the advisory fee of the Equity Income Fund and 0.05% of the advisory fee of the Small Company Value Fund. MML Advisers may amend or discontinue these waivers at any time without advance notice.

MML Advisers has agreed to waive 0.04% of the advisory fee of the Foreign Fund through April 30, 2020. Effective July 1, 2019, MML Advisers has agreed to waive an additional 0.01% of the advisory fee of the Foreign Fund. MML Advisers may amend or discontinue this additional waiver at any time without advance notice.

MML Advisers has agreed to waive 0.02% of the advisory fee of each of the Fundamental Value Fund and Small Cap Growth Equity Fund through April 30, 2020.

Prior to May 1, 2019, MML Advisers agreed to voluntarily waive 0.05% of the advisory fee of the Focused Equity Fund.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Rebated Brokerage Commissions

The Funds listed below have entered into agreements with certain brokers whereby the brokers will rebate to the Funds, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Funds and are included with realized gain or loss on investment transactions presented in the Statements of Operations. For the year ended December 31, 2019, brokerage commissions rebated under these agreements were as follows:

Rebated Commissions
Focused Equity Fund	$45
Foreign Fund	5,308
Fundamental Growth Fund	14
Large Cap Growth Fund	1,348
Managed Volatility Fund	519
Small Cap Growth Equity Fund	3,258
Small/Mid Cap Value Fund	2,638

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Funds.

Notes to Financial Statements (Continued)

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2019, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Blue Chip Growth Fund	$-	$132,557,333	$-	$148,388,143
Equity Income Fund	-	79,567,183	-	117,577,616
Equity Index Fund	-	31,231,125	-	236,948,283
Focused Equity Fund	-	286,979,003	-	79,679,545
Foreign Fund	-	129,462,470	-	144,039,518
Fundamental Growth Fund	-	139,085,153	-	151,618,985
Fundamental Value Fund	-	247,800,777	-	260,347,316
Global Fund	-	217,444,440	-	57,641,326
Growth & Income Fund	-	22,120,855	-	33,312,055
Income & Growth Fund	-	119,173,667	-	139,275,708
International Equity Fund	-	63,617,745	-	71,988,584
Large Cap Growth Fund	-	11,252,328	-	19,998,506
Managed Volatility Fund	-	2,869,973	-	42,005,123
Mid Cap Growth Fund	-	127,101,420	-	151,915,324
Mid Cap Value Fund	-	162,136,402	-	197,103,144
Small Cap Growth Equity Fund	-	119,052,326	-	139,900,665
Small Company Value Fund	-	22,239,324	-	28,054,906
Small/Mid Cap Value Fund	-	67,629,555	-	79,749,398
Total Return Bond Fund	778,703,730	47,823,988	753,257,803	109,146,747

The Funds may purchase from, or sell securities to, other affiliated Funds under procedures adopted by the Trustees. These procedures have been designed to ensure that cross trades conducted by the Funds comply with Rule 17a-7 under the 1940 Act. The cross trades disclosed in the table below are included within the respective purchases and sales amounts shown in the table above, as applicable.

	Purchases	Sales
Mid Cap Value Fund	$315	$7,796

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount
Blue Chip Growth Fund Initial Class
Sold	1,945,288	$30,430,426	2,464,836	$41,097,524
Issued as reinvestment of dividends	2,380,301	35,871,142	3,092,597	52,821,553
Redeemed	(3,267,709)	(53,613,817)	(5,453,960)	(99,386,541)

Net increase (decrease)	1,057,880	$12,687,751	103,473	$(5,467,464)

Notes to Financial Statements (Continued)

	Year Ended December 31, 2019		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount
Blue Chip Growth Fund Service Class
Sold	1,357,137	$21,425,008	1,887,622	$32,739,994
Issued as reinvestment of dividends	1,162,438	16,692,604	1,191,730	19,580,121
Redeemed	(867,459)	(13,661,137)	(555,547)	(9,584,052)

Net increase (decrease)	1,652,116	$24,456,475	2,523,805	$42,736,063

Equity Income Fund Initial Class
Sold	2,002,731	$21,174,454	3,644,888	$42,637,761
Issued as reinvestment of dividends	4,302,128	42,720,131	4,160,678	48,263,863
Redeemed	(6,556,252)	(71,841,606)	(7,303,653)	(88,411,458)

Net increase (decrease)	(251,393)	$(7,947,021)	501,913	$2,490,166

Equity Income Fund Service Class
Sold	547,258	$5,901,616	699,128	$7,902,373
Issued as reinvestment of dividends	965,729	9,473,801	857,536	9,835,943
Redeemed	(1,243,848)	(13,522,355)	(930,971)	(11,027,261)

Net increase (decrease)	269,139	$1,853,062	625,693	$6,711,055

Equity Index Fund Class I
Sold	289,009	$9,065,259	91,995	$2,966,868
Issued as reinvestment of dividends	221,815	6,401,570	98,430	3,197,012
Redeemed	(577,061)	(18,206,612)	(479,758)	(15,243,014)

Net increase (decrease)	(66,237)	$(2,739,783)	(289,333)	$(9,079,134)

Equity Index Fund Class II
Sold	767,421	$24,666,876	361,961	$11,272,722
Issued as reinvestment of dividends	783,155	22,586,203	283,559	9,207,167
Redeemed	(762,223)	(24,112,631)	(982,582)	(31,137,585)

Net increase (decrease)	788,353	$23,140,448	(337,062)	$(10,657,696)

Equity Index Fund Class III
Sold	24,627	$747,178	615,653	$20,621,085
Issued as reinvestment of dividends	1,000,838	28,794,121	720,026	23,328,843
Redeemed	(6,715,413)	(217,400,488)	(1,580,294)	(51,246,919)

Net increase (decrease)	(5,689,948)	$(187,859,189)	(244,615)	$(7,296,991)

Equity Index Fund Service Class I
Sold	52,270	$1,630,880	74,399	$2,163,647
Issued as reinvestment of dividends	186,303	5,197,860	74,604	2,351,504
Redeemed	(270,864)	(8,309,139)	(267,117)	(8,195,819)

Net increase (decrease)	(32,291)	$(1,480,399)	(118,114)	$(3,680,668)

Focused Equity Fund Class II
Sold	40,688,967	$249,990,138	2,662,739	$21,522,181
Issued as reinvestment of dividends	1,044,822	6,676,411	5,355,691	30,902,335
Redeemed	(6,863,314)	(42,946,213)	(3,486,605)	(31,677,720)

Net increase (decrease)	34,870,475	$213,720,336	4,531,825	$20,746,796

Focused Equity Fund Service Class I
Sold	1,054,578	$6,302,984	376,431	$3,091,551
Issued as reinvestment of dividends	58,309	359,769	1,215,818	6,784,266
Redeemed	(421,874)	(2,521,223)	(257,087)	(2,172,837)

Net increase (decrease)	691,013	$4,141,530	1,335,162	$7,702,980

Notes to Financial Statements (Continued)

	Year Ended December 31, 2019		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount
Foreign Fund Initial Class
Sold	2,376,131	$23,088,796	3,243,058	$34,018,741
Issued as reinvestment of dividends	1,111,272	9,912,550	713,437	7,662,312
Redeemed	(4,840,874)	(47,266,972)	(6,201,582)	(68,110,318)

Net increase (decrease)	(1,353,471)	$(14,265,626)	(2,245,087)	$(26,429,265)

Foreign Fund Service Class
Sold	95,474	$929,829	116,294	$1,204,281
Issued as reinvestment of dividends	32,260	286,467	20,065	214,292
Redeemed	(163,993)	(1,586,845)	(149,688)	(1,604,937)

Net increase (decrease)	(36,259)	$(370,549)	(13,329)	$(186,364)

Fundamental Growth Fund Class II
Sold	239,266	$2,469,054	1,949,758	$21,593,805
Issued as reinvestment of dividends	2,115,934	19,254,998	2,708,246	29,655,294
Redeemed	(1,799,210)	(18,456,314)	(4,370,488)	(55,762,299)

Net increase (decrease)	555,990	$3,267,738	287,516	$(4,513,200)

Fundamental Growth Fund Service Class I
Sold	334,038	$3,357,964	458,941	$5,393,912
Issued as reinvestment of dividends	310,486	2,735,384	270,393	2,890,500
Redeemed	(187,873)	(1,889,738)	(131,913)	(1,611,718)

Net increase (decrease)	456,651	$4,203,610	597,421	$6,672,694

Fundamental Value Fund Class II
Sold	1,252,751	$15,773,985	1,036,350	$15,435,084
Issued as reinvestment of dividends	2,011,239	23,310,264	1,508,659	21,649,257
Redeemed	(2,055,010)	(27,104,933)	(3,583,028)	(53,723,159)

Net increase (decrease)	1,208,980	$11,979,316	(1,038,019)	$(16,638,818)

Fundamental Value Fund Service Class I
Sold	194,855	$2,498,878	250,690	$3,680,455
Issued as reinvestment of dividends	171,861	1,954,060	112,320	1,585,954
Redeemed	(197,528)	(2,576,940)	(140,737)	(2,035,818)

Net increase (decrease)	169,188	$1,875,998	222,273	$3,230,591

Global Fund Class I
Sold	18,053,305	$216,474,156	2,554,449	$31,314,905
Issued as reinvestment of dividends	1,285,902	15,070,765	2,338,747	27,480,281
Redeemed	(4,928,971)	(58,812,263)	(3,185,325)	(39,543,208)

Net increase (decrease)	14,410,236	$172,732,658	1,707,871	$19,251,978

Global Fund Class II
Sold	69,934	$872,601	39,560	$504,041
Issued as reinvestment of dividends	52,458	629,501	189,873	2,282,278
Redeemed	(190,256)	(2,324,624)	(162,413)	(2,040,592)

Net increase (decrease)	(67,864)	$(822,522)	67,020	$745,727

Global Fund Service Class I
Sold	252,500	$3,001,317	207,223	$2,493,252
Issued as reinvestment of dividends	47,939	555,133	181,734	2,109,930
Redeemed	(335,890)	(3,950,832)	(245,364)	(3,007,449)

Net increase (decrease)	(35,451)	$(394,382)	143,593	$1,595,733

Notes to Financial Statements (Continued)

	Year Ended December 31, 2019		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount
Growth & Income Fund Initial Class
Sold	94,892	$1,791,132	119,769	$2,132,714
Issued as reinvestment of dividends	578,005	10,219,127	49,276	922,933
Redeemed	(851,420)	(15,977,062)	(918,605)	(16,393,730)

Net increase (decrease)	(178,523)	$(3,966,803)	(749,560)	$(13,338,083)

Growth & Income Fund Service Class
Sold	340,550	$6,266,996	578,617	$10,270,519
Issued as reinvestment of dividends	230,160	4,037,009	13,045	242,772
Redeemed	(267,163)	(4,977,564)	(279,656)	(4,937,473)

Net increase (decrease)	303,547	$5,326,441	312,006	$5,575,818

Income & Growth Fund Initial Class
Sold	2,138,466	$20,201,336	3,358,694	$36,563,702
Issued as reinvestment of dividends	1,598,367	14,273,421	6,882,783	68,070,720
Redeemed	(4,459,488)	(42,110,733)	(4,660,765)	(54,495,441)

Net increase (decrease)	(722,655)	$(7,635,976)	5,580,712	$50,138,981

Income & Growth Fund Service Class
Sold	298,281	$2,779,510	457,539	$5,136,040
Issued as reinvestment of dividends	177,012	1,555,938	718,834	7,008,633
Redeemed	(388,075)	(3,629,245)	(454,154)	(5,067,384)

Net increase (decrease)	87,218	$706,203	722,219	$7,077,289

International Equity Fund Class II
Sold	1,823,191	$17,380,026	3,756,873	$38,252,215
Issued as reinvestment of dividends	1,724,923	14,661,848	373,555	4,053,077
Redeemed	(3,241,156)	(31,295,427)	(2,418,348)	(27,520,770)

Net increase (decrease)	306,958	$746,447	1,712,080	$14,784,522

International Equity Fund Service Class I
Sold	180,085	$1,715,692	250,373	$2,770,944
Issued as reinvestment of dividends	57,537	485,036	10,810	116,423
Redeemed	(95,716)	(917,010)	(57,918)	(625,081)

Net increase (decrease)	141,906	$1,283,718	203,265	$2,262,286

Large Cap Growth Fund Initial Class
Sold	757,370	$7,797,141	2,298,401	$24,058,167
Issued as reinvestment of dividends	1,125,271	11,308,969	643,854	7,127,458
Redeemed	(1,886,569)	(20,303,497)	(4,357,531)	(47,416,397)

Net increase (decrease)	(3,928)	$(1,197,387)	(1,415,276)	$(16,230,772)

Large Cap Growth Fund Service Class
Sold	456,792	$4,819,226	446,254	$4,710,446
Issued as reinvestment of dividends	193,633	1,872,436	77,140	826,941
Redeemed	(243,988)	(2,544,287)	(116,132)	(1,228,847)

Net increase (decrease)	406,437	$4,147,375	407,262	$4,308,540

Managed Volatility Fund Initial Class
Sold	903,580	$11,523,280	492,848	$6,197,396
Issued as reinvestment of dividends	160,936	2,006,227	133,484	1,709,123
Redeemed	(1,776,812)	(22,422,864)	(2,333,988)	(29,063,105)

Net increase (decrease)	(712,296)	$(8,893,357)	(1,707,656)	$(21,156,586)

Notes to Financial Statements (Continued)

	Year Ended December 31, 2019		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount
Managed Volatility Fund Service Class
Sold	222,820	$2,815,961	202,575	$2,518,645
Issued as reinvestment of dividends	32,885	406,901	24,099	306,248
Redeemed	(355,283)	(4,455,507)	(461,486)	(5,753,477)

Net increase (decrease)	(99,578)	$(1,232,645)	(234,812)	$(2,928,584)

Mid Cap Growth Fund Initial Class
Sold	2,595,249	$42,447,148	1,138,114	$18,294,113
Issued as reinvestment of dividends	3,509,097	51,794,275	2,925,630	47,102,641
Redeemed	(4,034,925)	(64,094,597)	(4,110,331)	(67,894,871)

Net increase (decrease)	2,069,421	$30,146,826	(46,587)	$(2,498,117)

Mid Cap Growth Fund Service Class
Sold	592,734	$8,954,435	844,382	$13,330,015
Issued as reinvestment of dividends	1,008,644	14,171,452	825,741	12,765,952
Redeemed	(1,048,108)	(16,123,659)	(841,191)	(13,264,688)

Net increase (decrease)	553,270	$7,002,228	828,932	$12,831,279

Mid Cap Value Fund Initial Class
Sold	1,891,517	$19,673,030	2,443,831	$26,255,117
Issued as reinvestment of dividends	4,699,890	43,755,980	4,297,558	48,304,550
Redeemed	(6,618,089)	(69,084,598)	(6,127,501)	(71,122,235)

Net increase (decrease)	(26,682)	$(5,655,588)	613,888	$3,437,432

Mid Cap Value Fund Service Class
Sold	529,499	$5,430,477	648,931	$7,119,700
Issued as reinvestment of dividends	646,059	5,898,516	534,477	5,905,971
Redeemed	(764,722)	(7,827,110)	(630,619)	(7,122,019)

Net increase (decrease)	410,836	$3,501,883	552,789	$5,903,652

Small Cap Growth Equity Fund Initial Class
Sold	667,827	$9,688,722	1,193,475	$16,874,435
Issued as reinvestment of dividends	2,306,199	29,446,089	1,248,350	20,293,872
Redeemed	(2,763,599)	(40,348,274)	(3,841,118)	(59,693,280)

Net increase (decrease)	210,427	$(1,213,463)	(1,399,293)	$(22,524,973)

Small Cap Growth Equity Fund Service Class
Sold	318,701	$4,336,752	493,662	$7,292,510
Issued as reinvestment of dividends	368,070	4,374,302	154,642	2,377,009
Redeemed	(299,020)	(4,139,621)	(186,179)	(2,690,123)

Net increase (decrease)	387,751	$4,571,433	462,125	$6,979,396

Small Company Value Fund Class II
Sold	198,392	$3,132,613	311,558	$5,228,843
Issued as reinvestment of dividends	811,986	10,637,023	294,350	5,157,012
Redeemed	(767,891)	(11,587,838)	(1,053,838)	(17,716,346)

Net increase (decrease)	242,487	$2,181,798	(447,930)	$(7,330,491)

Small Company Value Fund Service Class I
Sold	244,587	$3,548,308	339,490	$5,463,333
Issued as reinvestment of dividends	270,224	3,412,926	82,700	1,405,903
Redeemed	(189,320)	(2,802,632)	(201,731)	(3,241,623)

Net increase (decrease)	325,491	$4,158,602	220,459	$3,627,613

Notes to Financial Statements (Continued)

	Year Ended December 31, 2019		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount
Small/Mid Cap Value Fund Initial Class
Sold	1,029,697	$11,659,265	1,709,758	$21,459,255
Issued as reinvestment of dividends	2,262,398	22,035,759	1,642,960	21,802,071
Redeemed	(2,478,580)	(28,259,786)	(2,953,473)	(40,187,875)

Net increase (decrease)	813,515	$5,435,238	399,245	$3,073,451

Small/Mid Cap Value Fund Service Class
Sold	286,077	$3,241,143	288,847	$3,713,859
Issued as reinvestment of dividends	289,953	2,792,250	190,987	2,507,665
Redeemed	(271,623)	(3,026,765)	(267,604)	(3,553,391)

Net increase (decrease)	304,407	$3,006,628	212,230	$2,668,133

Total Return Bond Fund Class II
Sold	3,948,884	$41,406,916	4,313,580	$44,049,434
Issued as reinvestment of dividends	964,465	10,406,581	720,882	7,259,284
Redeemed	(7,875,810)	(83,460,772)	(9,622,499)	(97,319,609)

Net increase (decrease)	(2,962,461)	$(31,647,275)	(4,588,037)	$(46,010,891)

Total Return Bond Fund Service Class I
Sold	923,100	$9,720,553	675,219	$6,781,521
Issued as reinvestment of dividends	83,845	895,462	41,780	416,963
Redeemed	(342,465)	(3,612,932)	(306,990)	(3,080,609)

Net increase (decrease)	664,480	$7,003,083	410,009	$4,117,875

6.	Federal Income Tax Information

At December 31, 2019, the aggregate cost of investments and the unrealized appreciation (depreciation) in the value of all investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Blue Chip Growth Fund	$265,007,435	$178,778,606	$(852,410)	$177,926,196
Equity Income Fund	393,156,928	108,048,217	(14,618,647)	93,429,570
Equity Index Fund	360,091,464	236,189,334	(12,654,249)	223,535,085
Focused Equity Fund	285,082,323	31,268,864	(629,505)	30,639,359
Foreign Fund	309,542,070	24,017,959	(16,375,543)	7,642,416
Fundamental Growth Fund	98,815,837	18,748,524	(14,108)	18,734,416
Fundamental Value Fund	183,884,669	28,674,335	(1,642,995)	27,031,340
Global Fund	371,033,809	82,884,538	(5,730,691)	77,153,847
Growth & Income Fund	94,418,259	61,613,662	(2,231,357)	59,382,305
Income & Growth Fund	272,744,335	41,232,563	(10,758,646)	30,473,917
International Equity Fund	189,008,194	14,491,475	(18,484,518)	(3,993,043)
Large Cap Growth Fund	72,003,107	40,976,555	(1,040,037)	39,936,518
Managed Volatility Fund	98,443,661	65,213,989	(7,901,221)	57,312,768
Mid Cap Growth Fund	369,139,316	156,550,748	(8,141,181)	148,409,567
Mid Cap Value Fund	386,748,333	60,098,298	(4,946,869)	55,151,429
Small Cap Growth Equity Fund	171,560,481	36,336,428	(4,375,533)	31,960,895
Small Company Value Fund	76,908,556	27,781,784	(3,514,165)	24,267,619
Small/Mid Cap Value Fund	184,612,952	32,477,700	(16,847,398)	15,630,302
Total Return Bond Fund	390,557,648	8,694,297	(2,048,940)	6,645,357

Notes to Financial Statements (Continued)

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2019, the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long Term Capital Loss Carryforward
Managed Volatility Fund	$14,537,817	$-
Mid Cap Value Fund	-	263,048

Net capital loss carryforwards for the Fund(s) shown in the above table are from post-enactment years and are, therefore, not subject to the eight-year carryforward period and possible expiration.

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2019, was as follows:

	Ordinary Income	Long Term Capital Gain
Blue Chip Growth Fund	$-	$52,563,746
Equity Income Fund	10,992,816	41,201,116
Equity Index Fund	15,714,159	47,265,595
Focused Equity Fund	2,445,340	4,590,840
Foreign Fund	5,562,658	4,636,359
Fundamental Growth Fund	804,414	21,185,968
Fundamental Value Fund	5,758,712	19,505,612
Global Fund	2,941,507	13,313,892
Growth & Income Fund	1,280,311	12,975,825
Income & Growth Fund	7,767,467	8,061,892
International Equity Fund	4,167,641	10,979,243
Large Cap Growth Fund	572,002	12,609,403
Managed Volatility Fund	2,413,128	-
Mid Cap Growth Fund	4,508,524	61,457,203
Mid Cap Value Fund	11,796,114	37,858,382
Small Cap Growth Equity Fund	4,266,404	29,553,987
Small Company Value Fund	381,109	13,668,840
Small/Mid Cap Value Fund	2,820,675	22,007,334
Total Return Bond Fund	11,302,043	-

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2018, was as follows:

	Ordinary Income	Long Term Capital Gain
Blue Chip Growth Fund	$2,762,920	$69,638,754
Equity Income Fund	10,466,886	47,632,920
Equity Index Fund	13,482,441	24,602,086
Focused Equity Fund	11,225,249	26,461,352
Foreign Fund	7,876,604	-
Fundamental Growth Fund	3,230,141	29,315,653
Fundamental Value Fund	4,334,895	18,900,316
Global Fund	3,159,128	28,713,361
Growth & Income Fund	1,165,705	-
Income & Growth Fund	11,954,498	63,124,855
International Equity Fund	2,955,099	1,214,401
Large Cap Growth Fund	2,955,815	4,998,584
Managed Volatility Fund	2,015,371	-
Mid Cap Growth Fund	2,899,486	56,969,107
Mid Cap Value Fund	12,507,747	41,702,774
Small Cap Growth Equity Fund	8,093,369	14,577,512
Small Company Value Fund	444,790	6,118,125
Small/Mid Cap Value Fund	1,752,551	22,557,185
Total Return Bond Fund	7,676,247	-

The following Fund(s) have elected to pass through the foreign tax credit for the year ended December 31, 2019:

Amount
Foreign Fund	$836,058
Global Fund	412,623
International Equity Fund	550,670

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2019, temporary book and tax accounting differences were primarily attributable to the deferral of wash sale losses, deferred Trustee compensation, and other temporary basis adjustments.

At December 31, 2019, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Blue Chip Growth Fund	$-	$42,271,220	$(42,790)	$177,926,221
Equity Income Fund	11,333,996	28,977,066	(62,197)	93,431,345
Equity Index Fund	12,233,958	141,163,151	(81,061)	223,535,085
Focused Equity Fund	6,637,898	9,406,101	(12,321)	30,639,359
Foreign Fund	8,258,117	9,747,974	(44,775)	7,642,899
Fundamental Growth Fund	2,072,686	19,099,938	(15,825)	18,734,415
Fundamental Value Fund	2,681,190	24,797,718	(21,608)	27,031,689
Global Fund	4,629,310	15,805,864	(22,726)	77,159,144
Growth & Income Fund	1,349,245	10,395,535	(20,801)	59,382,305

Notes to Financial Statements (Continued)

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Income & Growth Fund	$6,333,454	$4,703	$(28,506)	$30,473,917
International Equity Fund	7,760,856	2,402,827	(13,151)	(4,025,281)
Large Cap Growth Fund	490,570	6,014,791	(18,111)	39,936,518
Managed Volatility Fund	1,916,187	(14,537,817)	(33,906)	57,741,095
Mid Cap Growth Fund	1,925,355	48,341,351	(50,063)	148,409,567
Mid Cap Value Fund	7,344,471	(263,048)	(56,981)	55,152,786
Small Cap Growth Equity Fund	4,720,842	18,758,147	(34,068)	31,960,925
Small Company Value Fund	530,140	4,045,419	(11,182)	24,267,619
Small/Mid Cap Value Fund	2,613,648	6,976,574	(27,292)	15,630,302
Total Return Bond Fund	11,930,432	-	(37,876)	6,645,753

During the year ended December 31, 2019, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Blue Chip Growth Fund	$(450,220)	$(254,005)	$704,225
Equity Income Fund	-	(8,749)	8,749
Equity Index Fund	-	(707,448)	707,448
Focused Equity Fund	-	1,950	(1,950)
Foreign Fund	-	96,775	(96,775)
Fundamental Growth Fund	-	1,341	(1,341)
Fundamental Value Fund	-	107,691	(107,691)
Global Fund	-	858	(858)
Growth & Income Fund	(52)	21,254	(21,202)
Income & Growth Fund	-	(103)	103
International Equity Fund	-	(193,572)	193,572
Managed Volatility Fund	-	(326,170)	326,170
Mid Cap Growth Fund	-	(182,577)	182,577
Mid Cap Value Fund	(1,685)	(901,960)	903,645
Small Cap Growth Equity Fund	-	(186,912)	186,912
Small Company Value Fund	-	(1,553)	1,553
Total Return Bond Fund	-	(984,548)	984,548

The Funds did not have any unrecognized tax benefits at December 31, 2019, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2019, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are

Notes to Financial Statements (Continued)

indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.	New Accounting Pronouncements

In March 2017, FASB issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 is effective for the fiscal year ended December 31, 2019. Management has implemented the applicable changes, and they did not have a material impact on the Funds’ financial statements.

In August 2018, FASB issued Accounting Standards Update 2018-13 — Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of ASU 2018-13 and has early adopted the disclosure requirements and the impact, if any, is reflected within the Funds’ financial statements.

9.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds. On April 5, 2012, the adversary proceeding was transferred to the Southern District of New York for consolidated pretrial proceedings. The action is now being prosecuted by the litigation trustee (“Trustee”) for the Tribune Litigation Trust.

The potential amounts sought to be recovered from the Equity Income Fund and Equity Index Fund are approximately $4,562,800 and $207,706, respectively, plus interest and the Official Committee’s court costs.

In addition, on June 2, 2011, the Equity Income Fund was named as a defendant in two closely related, parallel adversary proceedings brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Plaintiffs”), one in the United States District Court for the District of Massachusetts and one in the United States District Court for the District of Connecticut. The Plaintiffs also seek to recover payments of the Proceeds. On December 20, 2011, these actions were transferred to the Southern District of New York for consolidated pretrial proceedings.

The Funds cannot predict the outcome of these proceedings. Accordingly, the Funds have not accrued any amounts related to these proceedings. If the proceedings were to be decided in a manner adverse to the Funds, or if the Funds were to enter into a settlement agreement with the Trustee or the Plaintiffs, as applicable, the payment of such judgment or settlement could potentially have a material adverse effect on the Funds’ net asset values depending on the net assets of each applicable Fund at the time of such judgment or settlement.

10.	Subsequent Events

In preparation of these financial statements, management has evaluated the events and transactions subsequent to December 31, 2019, through the date when the financial statements were issued, and determined that there are no subsequent events or transactions that would require adjustments to or disclosures in the Funds’ financial statements other than those disclosed below.

Effective January 7, 2020, Thompson, Siegel & Walmsley LLC replaced Templeton Investment Counsel, LLC as the subadviser to the Foreign Fund and Wellington Management Company LLP was added as a subadviser to the Mid Cap Growth Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund and Shareholders of MML Blue Chip Growth Fund, MML Equity Income Fund, MML Equity Index Fund, MML Focused Equity Fund, MML Foreign Fund, MML Fundamental Growth Fund, MML Fundamental Value Fund, MML Global Fund, MML Growth & Income Fund, MML Income & Growth Fund, MML International Equity Fund, MML Large Cap Growth Fund, MML Managed Volatility Fund, MML Mid Cap Growth Fund, MML Mid Cap Value Fund, MML Small Cap Growth Equity Fund, MML Small Company Value Fund, MML Small/Mid Cap Value Fund, and MML Total Return Bond Fund (collectively, the “Funds,” certain of the funds constituting MML Series Investment Fund):

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of the Funds, including the portfolios of investments, as of December 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more MassMutual investment companies since 1995.

Trustees and Principal Officers (Unaudited)

The following table lists the Trust’s Trustees and Principal Officers; their address and year of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during at least the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statements of Additional Information include additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: MassMutual U.S. Product and Marketing.

Independent Trustees

Name, Address*, and Year of birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Year of birth: 1948	Trustee	Since 2003	Retired; President and Chief Executive Officer (1996-2014), Economic Development Council of Western Massachusetts (non-profit development company); President and Chief Executive Officer (1984-2014), Westover Metropolitan Development Corporation (quasi-public development company).	109	Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Year of birth: 1958	Trustee	Since 2012	Founder and CEO (since 2018), AEE International LLC (a Puerto Rico LLC); Founder and sole member (2016-2018), PR Academy of Executive Education LLC (a Puerto Rico LLC); Chairman (2011-2016), Academy of Executive Education, LLC (a Massachusetts LLC).	109	Director (2011-2015), Argo Group International Holdings, Ltd. (underwriter of specialty insurance and reinsurance products); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Year of birth: 1954	Trustee	Since 2012	Retired.	109	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

R. Alan Hunter, Jr. Year of birth: 1946	Chairperson Trustee	Since 2016 Since 2003	Retired.	109	Director (2007-2018), Actuant Corporation (diversified industrial company); Chairperson (since 2016), Trustee (since 2003), MassMutual Select Funds (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Year of birth: 1951	Trustee	Since 2012	Retired; President and Chief Executive Officer (2012-2014), PathoGenetix (genomics company).	109	Director (2015-2018), Juniper Pharmaceuticals Inc. (specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Chairperson (2017-2018), Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Year of birth: 1952	Trustee	Since 2009	Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company).	111^	Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Interested Trustees

Name, Address*, and Year of birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Teresa A. Hassara^^ Year of birth: 1962	Trustee	Since 2017	Head of Workplace Solutions (since 2017), MassMutual; President of Institutional Retirement (2009-2016), TIAA-CREF.	109	Director (since 2017), MML Advisers; Trustee (since 2017), MassMutual Select Funds (open-end investment company); Trustee (since 2017), MML Series Investment Fund II (open-end investment company); Trustee (since 2017), MassMutual Premier Funds (open-end investment company).

Robert E. Joyal^^^ Year of birth: 1945	Trustee	Since 2003	Retired.	111^	Director (since 2018), Jefferies Financial Group Inc. (holding company); Director (2013-2018), Leucadia National Corporation (holding company); Director (2012-2017), Ormat Technologies, Inc. (provider of alternative energy technology); Director (2006-2014), Jefferies Group LLC (investment bank); Trustee (since 2003), Barings Corporate Investors (closed-end investment company); Trustee (since 2003), Barings Participation Investors (closed-end investment company); Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Trustees and Principal Officers (Unaudited) (Continued)

Principal Officers

Name, Address*, and Year of birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Joseph Fallon Year of birth: 1975	Vice President Assistant Vice President	Since 2017 2015- 2017	Investment Director (since 2014), MML Advisers; Head of Investment Consulting & Strategy (since 2017), Investment Director (2006-2017), MassMutual; Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Select Funds (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund II (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Premier Funds (open-end investment company).	109

Andrew M. Goldberg Year of birth: 1966	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 2001- 2008	Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2004-2018), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	109

Renee Hitchcock Year of birth: 1970	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007- 2016	Head of Mutual Fund Administration (since 2018), Assistant Vice President (2015-2018), Director (2007-2015), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company).	109

Jill Nareau Robert Year of birth: 1972	Vice President and Assistant Secretary Assistant Secretary	Since 2017 2008- 2017	Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2009-2018), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MassMutual Select Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company).	109

Douglas Steele Year of birth: 1975	Vice President	Since 2016	Vice President and Head of Investment Management (since 2017), Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Investment Management (since 2017), Assistant Vice President (2013-2017), MassMutual; Vice President (since 2016), MassMutual Select Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company).	109

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Philip S. Wellman Year of birth: 1964	Vice President and Chief Compliance Officer	Since 2007	Vice President and Chief Compliance Officer (since 2013), MML Advisers; Head of Mutual Funds & RIA Compliance (since 2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2014-2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company).	109

Eric H. Wietsma Year of birth: 1966	President Vice President	Since 2019 2006- 2019	President (2013-2018, since 2019), Vice President (2018-2019), Director (since 2013), MML Advisers; Head of Workplace Operations (since 2018), Senior Vice President (2010-2018), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); President (since 2019), Vice President (2006-2019), MML Series Investment Fund II (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	109

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981.

**

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, with the exception of Mr. Robert E. Joyal, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

^^	Ms. Hassara is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

^^^

Mr. Joyal is an Interested Person through his position as a director of Jefferies Financial Group Inc., which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

#

The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended December 31, 2019, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Equity Income Fund	100.00%
Equity Index Fund	80.85%
Focused Equity Fund	37.15%
Fundamental Growth Fund	100.00%
Fundamental Value Fund	70.04%
Global Fund	57.55%
Growth & Income Fund	100.00%
Income & Growth Fund	44.55%
Large Cap Growth Fund	100.00%
Managed Volatility Fund	100.00%
Mid Cap Growth Fund	70.07%
Mid Cap Value Fund	73.70%
Small Cap Growth Equity Fund	25.16%
Small Company Value Fund	100.00%
Small/Mid Cap Value Fund	75.54%

For the year ended December 31, 2019, the following Fund(s) earned the following foreign sources of income:

Amount
Foreign Fund	$12,106,838
Global Fund	5,191,609
International Equity Fund	7,741,937

Under Section 854(b)(2) of the Code, the Fund(s) hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended December 31, 2019:

Qualified Dividend Income
Managed Volatility Fund	$2,963,986

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

For periods ending on or after March 31, 2019, the Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s EDGAR database on its website at http://www.sec.gov. For periods ending prior to March 31, 2019, this information was filed on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s EDGAR database on its website at http://www.sec.gov.

Trustees’ Approval of Investment Advisory Contracts

At their meeting in September 2019, the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, or the subadvisers (the “Independent Trustees”), reviewed and approved a proposal to make changes to the existing subadvisory agreement between MML Advisers and Massachusetts Financial Services Company (“MFS”) for the Global Fund in order to lower the subadvisory fee paid on behalf of the Fund. In arriving at their decision, the Trustees discussed the fees payable to MFS by MML Advisers on behalf of the Global Fund and the effect of such fees on the profitability to MML Advisers. The Trustees concluded that they were satisfied that MML Advisers’ projected level of profitability due to the amended subadvisory agreement are not excessive and the subadvisory fee amount under the amended subadvisory agreement is fair and reasonable. In their deliberations, the Trustees were advised by independent counsel.

Prior to the vote being taken to approve the amended subadvisory agreement discussed above, the Independent Trustees met separately in executive session to discuss the appropriateness of such contract. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The amended subadvisory agreement became effective on October 1, 2019.

Also at their meeting in September 2019, the Trustees, including the Independent Trustees, approved a new subadvisory agreement with AllianceBernstein L.P. (“AllianceBernstein”) for the Small/Mid Cap Value Fund due to the expected change in control of AXA Equitable Holdings, Inc. (“Equitable”), AllianceBernstein’s indirect parent company. The Trustees considered the representations made to them regarding the change in control of Equitable, the fact that the terms of the new subadvisory agreement would be substantially identical to the terms of the subadvisory agreement currently in place, and that there would be no change in the investment strategies or portfolio management team of the Small/Mid Cap Value Fund, or in the fees or expenses of the Fund. The Trustees considered the statements of AllianceBernstein that the change in control was not expected to have any material impact on AllianceBernstein or the services it provides to the Small/Mid Cap Value Fund, including the personnel providing services to the Fund.

Prior to the vote being taken to approve the new subadvisory agreement discussed above, the Independent Trustees met separately in executive session to discuss the appropriateness of such contract. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The new subadvisory agreement became effective on November 13, 2019.

Other Information (Unaudited) (Continued)

At their meeting in December 2019, the Trustees, including the Independent Trustees, approved new subadvisory agreements with Thompson, Siegel & Walmsley LLC (“TSW”), Invesco Advisers, Inc. (“Invesco”), and Wellington Management Company LLP (“Wellington Management”) for each of the Foreign Fund, Fundamental Growth Fund, and Mid Cap Growth Fund, respectively (the “Funds” and the “New Subadvisory Agreements”). In preparation for the meeting, the Trustees requested, and MML Advisers provided in advance, certain materials relevant to the consideration of the New Subadvisory Agreements. In all of their deliberations, the Trustees were advised by independent counsel.

In reviewing the New Subadvisory Agreements, the Independent Trustees discussed with MML Advisers and considered a wide range of information about, among other things: (i) TSW, Invesco, and Wellington Management and their personnel with responsibility for providing services to each Fund, respectively; (ii) the terms of the New Subadvisory Agreements; (iii) the scope and quality of services that TSW, Invesco, and Wellington Management will provide under the New Subadvisory Agreements; (iv) the historical investment performance track records of TSW, Invesco, and Wellington Management; and (v) the fees payable to TSW, Invesco, and Wellington Management by MML Advisers, the effect of such fees on the profitability to MML Advisers, and any information provided by TSW, Invesco, and Wellington Management regarding the fees paid to TSW, Invesco, and Wellington Management by other funds with similar investment objectives as the respective Fund. The Trustees also noted the fact that each Fund’s advisory fees and total expenses were not expected to change as a result of the New Subadvisory Agreements and that MML Advisers was proposing to implement a voluntary fee waiver of two basis points for the Fundamental Growth Fund.

Prior to the votes being taken to approve the New Subadvisory Agreements, the Independent Trustees met separately in executive session to discuss the appropriateness of such contracts. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Based on the foregoing, and following their review, the Trustees concluded, with respect to the New Subadvisory Agreements, that (i) overall, they were satisfied with the nature, extent, and quality of services expected to be provided under the New Subadvisory Agreements; (ii) MML Advisers’ projected levels of profitability due to the New Subadvisory Agreements are not excessive and the subadvisory fee amounts under the New Subadvisory Agreements are fair and reasonable; (iii) the investment processes and strategies of each of TSW, Invesco, and Wellington Management appear well suited to each respective Fund given its investment objective and policies; and (iv) the terms of the New Subadvisory Agreements are fair and reasonable with respect to each respective Fund, and are in the best interests of each Fund’s shareholders. After carefully considering the information summarized above, the Trustees, including a majority of the Independent Trustees voting separately, unanimously voted to approve the New Subadvisory Agreements.

The New Subadvisory Agreements for the Foreign Fund and Mid Cap Growth Fund became effective on January 7, 2020. The New Subadvisory Agreement for the Fundamental Growth Fund is expected to become effective on March 2, 2020.

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2019

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2019:

As a shareholder of the Funds, you incur ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2019.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Blue Chip Growth Fund
Initial Class	$1,000	0.79%	$1,074.70	$4.18	$1,021.50	$4.07
Service Class	1,000	1.04%	1,073.60	5.49	1,020.20	5.35
Equity Income Fund
Initial Class	1,000	0.75%	1,092.60	4.00	1,021.70	3.86
Service Class	1,000	1.00%	1,090.80	5.33	1,020.40	5.15
Equity Index Fund
Class I	1,000	0.44%	1,106.80	2.36	1,023.20	2.27
Class II	1,000	0.29%	1,107.90	1.56	1,024.00	1.50
Class III	1,000	0.14%	1,108.70	0.75	1,024.80	0.72
Service Class I	1,000	0.69%	1,105.50	3.70	1,022.00	3.55

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Focused Equity Fund
Class II	$1,000	0.89%	$1,078.80	$4.71	$1,020.90	$4.58
Service Class I	1,000	1.14%	1,077.60	6.03	1,019.70	5.87
Foreign Fund
Initial Class	1,000	0.85%	1,051.00	4.44	1,021.10	4.38
Service Class	1,000	1.10%	1,050.20	5.75	1,019.90	5.66
Fundamental Growth Fund
Class II	1,000	0.88%	1,106.10	4.72	1,021.00	4.53
Service Class I	1,000	1.13%	1,105.00	6.06	1,019.70	5.82
Fundamental Value Fund
Class II	1,000	0.79%	1,096.00	4.22	1,021.50	4.07
Service Class I	1,000	1.04%	1,094.50	5.55	1,020.20	5.35
Global Fund
Class I	1,000	0.79%	1,078.60	4.18	1,021.50	4.07
Class II	1,000	0.79%	1,078.40	4.18	1,021.50	4.07
Service Class I	1,000	1.04%	1,077.00	5.50	1,020.20	5.35
Growth & Income Fund
Initial Class	1,000	0.57%	1,092.40	3.04	1,022.60	2.94
Service Class	1,000	0.82%	1,090.90	4.37	1,021.30	4.22
Income & Growth Fund
Initial Class	1,000	0.69%	1,083.50	3.66	1,022.00	3.55
Service Class	1,000	0.94%	1,082.20	4.99	1,020.70	4.84
International Equity Fund
Class II	1,000	1.00%	1,101.60	5.35	1,020.40	5.15
Service Class I	1,000	1.25%	1,100.30	6.69	1,019.10	6.43
Large Cap Growth Fund
Initial Class	1,000	0.75%	1,080.90	3.98	1,021.70	3.86
Service Class	1,000	1.00%	1,079.10	5.30	1,020.40	5.15
Managed Volatility Fund
Initial Class	1,000	0.89%	1,046.30	4.64	1,020.90	4.58
Service Class	1,000	1.14%	1,045.00	5.94	1,019.70	5.87
Mid Cap Growth Fund
Initial Class	1,000	0.81%	1,057.30	4.25	1,021.40	4.17
Service Class	1,000	1.06%	1,055.80	5.55	1,020.10	5.46
Mid Cap Value Fund
Initial Class	1,000	0.88%	1,101.70	4.71	1,021.00	4.53
Service Class	1,000	1.13%	1,099.80	6.05	1,019.70	5.82
Small Cap Growth Equity Fund
Initial Class	1,000	1.09%	1,073.50	5.76	1,019.90	5.61
Service Class	1,000	1.34%	1,072.20	7.08	1,018.70	6.89
Small Company Value Fund
Class II	1,000	1.02%	1,071.40	5.38	1,020.30	5.25
Service Class I	1,000	1.27%	1,069.40	6.70	1,019.00	6.53
Small/Mid Cap Value Fund
Initial Class	1,000	0.81%	1,053.90	4.24	1,021.40	4.17
Service Class	1,000	1.06%	1,052.40	5.54	1,020.10	5.46

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Total Return Bond Fund
Class II	$1,000	0.60%	$1,023.60	$3.09	$1,022.40	$3.09
Service Class I	1,000	0.85%	1,022.50	4.38	1,021.10	4.38

*

Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2019, multiplied by the average account value over the period, multiplied by 186 days in the period, divided by 365 days in the year, unless stated otherwise. The annualized expense ratio does not reflect expenses deducted under the variable life insurance or variable annuity contract through which the Funds are invested in. Inclusion of these expenses would increase the annualized expense ratios shown.

Underwriter: MML Distributors, LLC 100 Bright Meadow Blvd. Enfield, Connecticut 06082-1981

© 2020 Massachusetts Mutual Life Insurance Company (MassMutual), Springfield, MA 01111-0001. All rights reserved. www.massmutual.com. Investment Adviser: MML Investment Advisers, LLC	RS-48368-00

American Funds Insurance Series®
Annual report for the year ended December 31, 2019

We believe in
investing in global
companies for
the long term

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, you may not receive paper copies of the fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive paper copies of all future reports free of charge from the insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company. Your election to receive paper reports will apply to all investment options available under your contract.

American Funds Insurance Series, by Capital Group, is the underlying investment vehicle for many variable annuities and insurance products. For nearly 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Investing outside the United States involves risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. Futures may not provide an effective hedge of the underlying securities because changes in the prices of futures may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the applicable underlying funds in certain rising market conditions. Refer to the funds’ prospectuses and the Risk Factors section of this report for more information on these and other risks associated with investing in the funds.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors
4	Fund reviews

Investment portfolios

46	Global Growth Fund
49	Global Small Capitalization Fund
52	Growth Fund
55	International Fund
58	New World Fund®
61	Blue Chip Income and Growth Fund
64	Global Growth and Income Fund
67	Growth-Income Fund
70	International Growth and Income Fund
73	Capital Income Builder®
78	Asset Allocation Fund
84	Global Balanced Fund
90	Bond Fund
95	Global Bond Fund
102	High-Income Bond Fund
106	Mortgage Fund
110	Ultra-Short Bond Fund
111	U.S. Government/AAA-Rated Securities Fund
116	Managed Risk Growth Fund
117	Managed Risk International Fund
118	Managed Risk Blue Chip Income and Growth Fund
119	Managed Risk Growth-Income Fund
121	Managed Risk Asset Allocation Fund
122	Financial statements

Fellow investors:

Global stocks generated the best one-year returns in a decade as measured by the 26.60% gain in the MSCI ACWI (All Country World Index)1,2 boosted by aggressive central bank stimulus measures and easing trade tensions toward the end of the year. These returns were assisted by a low starting point for 2019, after sharp market declines in the last quarter of 2018. Information technology companies posted the highest returns, with a gain of nearly 48% (as measured by the MSCI World Index). The sector was driven by strong growth from U.S. tech giants such as Apple, Microsoft and Facebook. The next best sector, industrials, rose 28% amid an improving outlook for trade activity and global economic growth.

U.S. equities had their strongest annual gains since 2013, ending the year near all-time highs, with an increase of 31.64% recorded by the MSCI USA Index1,3. The current economic expansion became the longest in U.S. history, surpassing the 10-year boom from the 1990s. For the first 11 months of the year, average hourly earnings topped at least 3% annualized growth. In November, the unemployment rate fell to 3.5%, matching its lowest level in 50 years. The robust labor market supported consumer spending, more than offsetting weaker business sentiment and manufacturing. The U.S. trade war with China occasionally caused volatility, but the resilient U.S. economy and the Federal Reserve’s return to accommodative policies helped steer markets higher. The central bank cut its policy rate three times in 2019 amid concerns over slowing economic growth, which perhaps helped prevent further slowing. In addition, potential bubbles like WeWork and certain billion-dollar tech “unicorns” were deflated without broad damage to the rest of the market.

European stocks rallied despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Boosted by easy monetary policy, European investors cheered aggressive interest rate cuts by the European Central Bank. The MSCI Europe Index1,4 gained 23.77% for the year. The progress of U.S.-China trade negotiations heavily influenced European markets throughout the year as share prices moved sharply higher or lower on the tenor of trade-related headlines. Germany’s auto industry was particularly hard hit. With Europe’s economy highly dependent on global trade, the announcement of a “phase one” trade deal between the U.S. and China in December helped to bolster investor sentiment heading into the new year. Elsewhere among developed markets, the Japanese economy expanded modestly through the first three quarters of 2019 despite a manufacturing slowdown driven largely by the U.S.-China trade dispute. The MSCI Japan Index1,5 rose 19.61% over the year.

All market returns referenced in this report are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. Country returns are based on MSCI indexes, which reflect reinvestment of distributions and dividends net of withholding taxes, except for the MSCI USA Index, which reflects dividends gross of withholding taxes. Source: MSCI.

[1]	Source: MSCI.
[2]	The MSCI ACWI is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.
[3]	The MSCI USA Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the U.S. portion of the world market.
[4]	MSCI Europe Index is a free float-adjusted market capitalization-weighted index that is designed to measure results of more than 10 developed equity markets in Europe. Results reflect dividends net of withholding taxes.

American Funds Insurance Series	1

Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar. Growth stocks outpaced more defensive parts of the market, led by the information technology and consumer discretionary sectors. Overall, the MSCI Emerging Markets Investable Market Index1,6 gained 17.64% for the year. Chinese stocks rose despite slower growth and trade tensions with the U.S. Indian equities lagged most other emerging markets while Brazilian stocks posted their best annual return since 2016.

Bonds advanced as central banks around the world cut interest rates in an attempt to blunt concerns about a slowing economy. The Fed paused rate hikes for the first half of the year and cut three times in the second half and the federal funds rate ended the year between 1.50% and 1.75%. Credit saw very sizable returns, with the Bloomberg Barclays U.S. Corporate Investment Grade Index7,8 and the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index7,9 gaining 14.54% and 14.32%, respectively. More broadly, the Bloomberg Barclays Global Aggregate Index7,10 was up 6.84%, while the Bloomberg Barclays U.S. Aggregate Index7,11 advanced 8.72%. The J.P. Morgan Emerging Markets Bond Index7,12 – Global gained 14.42%.

In foreign exchange markets, the U.S. dollar rose nearly 2% against the euro while declining 1% against the yen. Meanwhile, the British pound ended the year with a historic rally after U.K. voters gave the Conservative Party a strong majority in Parliament, increasing the likelihood that the U.K. will be able to begin the Brexit process and leave the European Union.

Looking ahead

The current environment is rife with uncertainty, from trade-related disputes to geopolitical tensions to an upcoming U.S. presidential election. We will be following and analyzing each of these issues closely. In this environment, it would be reasonable to expect some volatility. Valuation measures are also giving mixed signals – some look high, some look just fine. So, we will continue to focus on individual securities and bring our research and judgment to bear. With our long-term approach, we welcome opportunities to see past short-term trends and invest our shareholder’s money for the long run.

Our time-tested process — based on extensive research, a long-term outlook and close attention to valuation — has served investors well over time. As always, we thank you for your continued support of our efforts and we look forward to reporting to you again in six months.

Sincerely,

Donald D. O’Neal
Co-President

Alan N. Berro
Co-President

February 11, 2020

[5]	MSCI Japan Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market results of Japan.
[6]	MSCI Emerging Markets Investable Market Index (IMI) is a free float-adjusted market capitalization weighted index that is designed to measure results of the large-, mid-, and small-capitalization segments of more than 20 emerging equity markets.
[7]	Source: Bloomberg Index Services Ltd.
[8]	Bloomberg Barclays U.S. Corporate Investment Grade Index represents the universe of investment grade, publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements.
[9]	Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index covers the universe of fixed-rate, non-investment-grade debt. The index limits the maximum exposure of any one issuer to 2%.
[10]	Bloomberg Barclays Global Aggregate Index represents the global investment-grade fixed income markets.
[11]	Bloomberg Barclays U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market.
[12]	JP Morgan Emerging Markets Bond Index – Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities, including Brady bonds, loans and Eurobonds.

2	American Funds Insurance Series

Summary investment portfolios

Summary investment portfolios are designed to streamline this report and help investors better focus on the funds’ principal holdings. Ultra-Short Bond Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund show a complete listing of portfolio holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings for each fund in the series.

Unless otherwise indicated, American Funds Insurance Series investment results are for Class 1 shares (Class P1 shares for managed risk funds). Class 1A shares began operations on January 6, 2017. Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Class 4 shares began operations on December 14, 2012. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include the deduction of additional annual expenses (0.25% for Class 1A shares, 0.25% for Class 2 shares, 0.18% for Class 3 shares and 0.50% for Class 4 shares).

The variable annuities and life insurance contracts that use the series funds contain certain fees and expenses not reflected in this report. Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information.

For the managed risk funds, the investment adviser is currently waiving a portion of its management fee equal to 0.05% of the funds’ net assets. In addition, the investment adviser is currently reimbursing a portion of other expenses for Managed Risk International Fund. The waivers and reimbursement will be in effect through at least May 1, 2021, unless modified or terminated by the series board. After that time, the investment adviser may elect to extend, modify or terminate the reimbursement. The waivers may only be modified or terminated with the approval of the series board. Applicable fund results shown reflect the waivers and reimbursement, without which results would have been lower. See the Financial Highlights tables in this report for details.

The Managed Risk Growth Fund pursues its objective by investing in shares of American Funds Insurance Series – Growth FundSM and American Funds Insurance Series – Bond FundSM. The Managed Risk International Fund pursues its objective by investing in shares of American Funds Insurance Series –International FundSM and American Funds Insurance Series – Bond FundSM. The Managed Risk Blue Chip Income and Growth Fund pursues its objective by investing in shares of American Funds Insurance Series –Blue Chip Income and Growth FundSM and American Funds Insurance Series – U.S. Government/AAA-Rated Securities FundSM. The Managed Risk Growth-Income Fund pursues its objective by investing in shares of American Funds Insurance Series – Growth-Income FundSM and American Funds Insurance Series – Bond FundSM. The Managed Risk Asset Allocation Fund pursues its objective by investing in shares of American Funds Insurance Series – Asset Allocation Fund.SM The funds seek to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the funds’ managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the funds’ results can be expected to lag those of the underlying fund.

Funds are listed in the report as follows: equity, balanced, fixed income and managed risk.

American Funds Insurance Series	3

Global Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth Fund rose 35.61% for the 12 months ended December 31, 2019, compared with a 26.60% increase for the MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

Global stocks generated the best returns in a decade, boosted by aggressive central bank stimulus measures and easing trade tensions toward the end of the year. U.S. stocks soared to near record highs in December as the U.S. and China agreed to a limited trade war truce with the aim of avoiding the imposition of new tariffs and other protectionist measures. Information technology stocks posted the highest returns with a gain of nearly 48% in aggregate. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar.

The fund’s higher-than-index position relative to the top performing information technology sector as well as individual stock selection in that sector boosted the fund’s returns compared with the index. The fund’s relative weightings in ASML and TSMC benefitted the fund as both outpaced the wider market and were among the top contributors to the fund’s relative returns. Consumer discretionary stock Alibaba Group also helped the fund’s relative returns, as its returns outpaced the market.

The biggest drag on relative results was Apple – a stock the fund didn’t own – as it proved to be one of the strongest performers for the year.

On a geographic basis, stocks of companies domiciled in the Netherlands and Taiwan were additive to results, while stocks of companies based in the Philippines and Belgium lagged.

The fund’s portfolio managers are optimistic they will continue to find good companies globally that offer high-quality products, and whose values are not yet fully reflected in their share prices.

Country diversification	Percent of net assets
The Americas
United States	45.0%
Other	1.7
46.7

Europe
Netherlands	7.6
United Kingdom	6.6
France	5.8
Switzerland	4.0
Germany	2.3
Russian Federation	1.4
Denmark	1.2
Sweden	1.0
Other	1.9
31.8

Asia/Pacific Basin
China	4.8
Taiwan	4.7
Hong Kong	3.0
Japan	2.7
India	1.9
Other	2.2
19.3

Other regions
Other	.7

Short-term securities & other assets less liabilities	1.5

Total	100.0%

Largest equity securities[2]	Percent of net assets
ASML	5.06%
Amazon	4.72
TSMC	4.71
Microsoft	4.64
Alphabet	3.67
Visa	3.16
Alibaba Group	2.68
Airbus	2.36
Broadcom	2.26
AIA Group	2.04

4	American Funds Insurance Series

Global Growth Fund

Total returns based on a $1,000 investment
For periods ended December 31, 2019[3]

	1 year	5 years	10 years	Lifetime (since April 30, 1997)	Expense ratio

Class 1	35.61%	12.01%	11.40%	10.21%	.57%
Class 1A	35.22	11.74	11.13	9.94	.82
Class 2	35.28	11.72	11.12	9.94	.82
Class 4	34.87	11.44	10.89	9.68	1.07

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	The information shown does not include cash and cash equivalents, which includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[3]	Periods greater than one year are annualized.

American Funds Insurance Series	5

Global Small Capitalization Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Small Capitalization Fund increased 31.84% for the 12 months ended December 31, 2019. Its benchmark, the MSCI All Country World Small Cap Index,1 a free float-adjusted market capitalization-weighted index designed to measure equity market results of smaller capitalization companies in both developed and emerging markets, gained 24.65%.

U.S. equities had their strongest annual gains since 2013, ending the year near all-time highs. Stocks rose steadily, posting gains in 10 of 12 months. The U.S. trade war with China occasionally caused volatility, but the resilient U.S. economy and the Federal Reserve’s return to accommodative policies helped steer markets higher. Information technology companies posted the highest returns, with a gain of nearly 48% in aggregate. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar.

Fund holdings in the information technology sector contributed the most to relative returns. Information technology stock Paycom widely outpaced the broader market and was among the fund’s top contributors over the period. However, the fund’s holdings of health care companies NuCana and Evolent Health detracted from returns.

While investments in U.S. companies were additive to returns, investments in companies domiciled in the U.K. detracted.

The fund’s portfolio managers continue to seek investment opportunities in undervalued companies that have the potential to change industries and benefit shareholders. They believe rigorous bottom-up research into each potential equity investment can help achieve this goal. The fund currently holds nearly 300 companies diversified across geographies and industries. As always, we maintain our commitment to investing for the long term.

Country diversification	Percent of net assets
The Americas
United States	42.9%
Brazil	3.9
Canada	2.2
Other	.7
49.7

Asia/Pacific Basin
India	5.9
Japan	5.4
China	5.2
Hong Kong	1.9
Philippines	1.7
Australia	1.4
Taiwan	1.1
Other	.7
23.3

Europe
United Kingdom	6.7
Germany	3.6
Italy	3.1
Netherlands	2.6
Sweden	1.7
Switzerland	1.4
Other	3.5
22.6

Other regions
Other	.3

Short-term securities & other assets less liabilities	4.1

Total	100.0%

Largest equity securities[2]	Percent of net assets
Insulet	3.02%
GW Pharmaceuticals	1.86
Notre Dame Intermédica Participações	1.55
Haemonetics	1.54
Allakos	1.41
CONMED	1.41
frontdoor	1.39
International Container Terminal Services	1.32
Cannae Holdings	1.31
Nihon M&A Center	1.28

6	American Funds Insurance Series

Global Small Capitalization Fund

Total returns based on a $1,000 investment
For periods ended December 31, 2019[3]

	1 year	5 years	10 years	Lifetime (since April 30, 1998)	Expense ratio

Class 1	31.84%	8.95%	9.07%	9.70%	.76%
Class 1A	31.56	8.70	8.81	9.43	1.01
Class 2	31.52	8.68	8.80	9.43	1.01
Class 4	31.24	8.41	8.54	9.16	1.26

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	The information shown does not include cash and cash equivalents, which includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[3]	Periods greater than one year are annualized.

American Funds Insurance Series	7

Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth Fund gained 31.11% for the 12 months ended December 31, 2019, compared with a 31.49% increase in its benchmark index, Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

U.S. equities had their strongest annual gains since 2013, ending the year near all-time highs. Stocks rose steadily, posting gains in 10 of 12 months. The U.S. trade war with China occasionally caused volatility, but the resilient U.S. economy and the Federal Reserve’s return to accommodative policies helped steer markets higher. Information technology companies posted the highest returns, with a gain of nearly 48% in aggregate. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar.

Companies in the communication services sector contributed to relative results, led by Facebook, which was boosted by strong user and revenue growth. Investments in the consumer discretionary and health care sectors detracted from the fund’s relative results. The fund’s top detractor to relative returns was information technology company Apple. The fund had a significantly lower investment in Apple compared to the index and Apple proved to be one of the top performers for the year.

Although U.S. economic growth remained solid, the fund’s portfolio managers are keeping a close watch on near-term economic indicators, such as wage growth, monetary policy and trade relations. Portfolio managers continue to favor well-positioned, growth-oriented companies that are capable of generating free cash flow in myriad near-term economic environments and remain optimistic that our global research will help us identify attractive long-term investment opportunities.

Largest equity securities[2]	Percent of net assets
Microsoft	5.80%
Facebook	5.46
Netflix	3.70
Amazon	3.62
Alphabet	3.33
UnitedHealth Group	3.30
Tesla	2.80
Broadcom	2.70
ASML	2.24
Intuitive Surgical	2.18

8	American Funds Insurance Series

Growth Fund

Total returns based on a $1,000 investment
For periods ended December 31, 2019[3]

	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	31.11%	14.67%	14.27%	12.92%	.36%
Class 1A	30.79	14.39	13.99	12.64	.61
Class 2	30.77	14.38	13.98	12.64	.61
Class 3	30.86	14.46	14.06	12.72	.54
Class 4	30.44	14.10	13.72	12.37	.86

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	The information shown does not include cash and cash equivalents, which includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[3]	Periods greater than one year are annualized.

American Funds Insurance Series	9

International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Fund gained 23.21% for the 12 months ended December 31, 2019. Its benchmark, the MSCI ACWI (All Country World Index) ex USA,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes excluding the U.S.), increased 21.51%.

Global stocks generated the best returns in a decade, boosted by aggressive central bank stimulus measures and easing trade tensions toward the end of the year. U.S. stocks soared to near record highs in December as the U.S. and China agreed to a limited trade war truce with the aim of avoiding the imposition of new tariffs and other protectionist measures. Information technology stocks posted the highest returns with a gain of nearly 48% in aggregate. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar.

Investments in the communication services and financials sectors boosted relative returns with Amsterdam-based Altice Europe among the top contributors thanks to better than expected growth. One of the biggest detractors to relative returns was health-care sector stock Teva Pharmaceutical, whose stock price suffered amid continued opioid litigation.

The fund’s portfolio managers continue to monitor volatility and potential headwinds brought about by political and trade uncertainty. Given how late it may be in the current bull market, they seek opportunities in particular within those regions, countries and sectors less affected by these global headlines. Their focus on a company’s fundamental growth drivers and intrinsic worth is critical to helping them identify investments that they believe represent the best value over the long term.

Country diversification	Percent of net assets
Asia/Pacific Basin
Japan	16.2%
China	12.1
India	8.7
Hong Kong	7.2
South Korea	2.8
Australia	1.3
Taiwan	1.1
Philippines	1.0
Other	1.2
51.6

Europe
France	9.5
United Kingdom	6.7
Switzerland	5.1
Germany	4.4
Netherlands	3.5
Spain	2.6
Other	2.1
33.9

The Americas
Brazil	4.0
Canada	2.1
United States	1.5
Other	.4
8.0

Other regions
Other	1.2

Short-term securities & other assets less liabilities	5.3

Total	100.0%

Largest equity securities[2]	Percent of net assets
AIA Group	4.28%
Airbus Group	3.97
Alibaba Group Holding	3.44
HDFC Bank	3.36
Novartis	2.47
Vale	2.03
ASML	2.02
Kotak Mahindra Bank	1.90
Grifols	1.81
SoftBank	1.80

10	American Funds Insurance Series

International Fund

Total returns based on a $1,000 investment
For periods ended December 31, 2019[3]

	1 year	5 years	10 years	Lifetime (since May 1, 1990)	Expense ratio

Class 1	23.21%	7.14%	6.29%	8.21%	.55%
Class 1A	22.90	6.89	6.04	7.94	.80
Class 2	22.88	6.87	6.03	7.94	.80
Class 3	23.05	6.95	6.10	8.02	.73
Class 4	22.67	6.61	5.79	7.68	1.05

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	The information shown does not include cash and cash equivalents, which includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[3]	Periods greater than one year are annualized.

American Funds Insurance Series	11

New World Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

New World Fund was up 29.47% for the 12 months ended December 31, 2019. Its benchmark index, the MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), was up 26.60%. The MSCI Emerging Markets (EM) Index,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global emerging markets (consisting of more than 20 emerging market country indexes), increased by 18.42%.

Global stocks generated the best returns in a decade, boosted by aggressive central bank stimulus measures and easing trade tensions toward the end of the year. U.S. stocks soared to near record highs in December as the U.S. and China agreed to a limited trade war truce with the aim of avoiding the imposition of new tariffs and other protectionist measures. Technology stocks posted the highest returns with a gain of nearly 48% in aggregate. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar.

The fund’s relative returns outpaced emerging markets in general. Investments in the information technology and financial sectors were beneficial to the fund. Payment processing company PagSeguro contributed to relative returns as its stock price rose on the back of strong revenue growth. Among detractors, the fund’s lower investment in Apple compared with the MSCI ACWI hurt relative results as it outpaced the overall market.

The fund’s portfolio managers continue to pursue a bottom-up approach to investing and search for undervalued companies with solid foundations around the world, as well as stocks that are domestically focused and more insulated from geopolitical events given increased volatility at this point in the market cycle.

Country diversification	Percent of net assets
Asia/Pacific Basin
India	13.4%
China	8.6
Taiwan	4.0
Japan	3.8
Hong Kong	2.8
Australia	2.1
Other	2.4
37.1

The Americas
United States	22.6
Brazil	12.4
Canada	1.0
Other	1.0
37.0

Europe
United Kingdom	4.0
France	2.8
Russian Federation	2.5
Germany	2.2
Switzerland	2.1
Other	3.8
17.4

Other regions
Other	2.0

Short-term securities & other assets less liabilities	6.5

Total	100.0%

Largest equity securities[2]	Percent of net assets
Reliance Industries	6.52%
TSMC	3.16
PagSeguro	2.65
Microsoft	2.26
HDFC Bank	2.09
StoneCo	1.89
Kotak Mahindra Bank	1.85
Vale	1.71
B3	1.59
Kweichow Moutai	1.51

12	American Funds Insurance Series

New World Fund

Total returns based on a $1,000 investment

For periods ended December 31, 20193

	1 year	5 years	10 years	Lifetime (since June 17, 1999)	Gross expense ratio	Net expense ratio

Class 1	29.47%	8.20%	6.30%	8.49%	.77%	.59%
Class 1A	29.11	7.93	6.04	8.22	1.02	.84
Class 2	29.15	7.94	6.03	8.22	1.02	.84
Class 4	28.82	7.67	5.78	7.95	1.27	1.09

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser intends to waive a portion of its management fees beginning May 1, 2020. This waiver will be in effect through at least May 1, 2021. The waiver may only be modified or terminated with the approval of the fund’s board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. Results for MSCI indexes reflect dividends net of withholding taxes and reinvestment of distributions.
[2]	The information shown does not include cash and cash equivalents, which includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[3]	Periods greater than one year are annualized.

American Funds Insurance Series	13

Blue Chip Income and Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Blue Chip Income and Growth Fund gained 21.66% for the 12 months ended December 31, 2019, trailing the 31.49% rise in its benchmark index, Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

U.S. equities had their strongest annual gains since 2013, ending the year near all-time highs. Stocks rose steadily, posting gains in 10 of 12 months. The U.S. trade war with China occasionally caused volatility, but the resilient U.S. economy and the Federal Reserve’s return to accommodative policies helped steer markets higher. Information technology companies posted the highest returns, with a gain of nearly 48% in aggregate. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar.

Certain investments in health care helped the fund’s results relative to the index. Among the fund’s top contributors to relative returns within health care was UnitedHealth Group, as it consistently surpassed earnings estimates each quarter throughout the year. Another top contributor was QUALCOMM, where an improved relationship with Apple and the prospect of a 5G wireless network bolstered both earnings prospects and the company’s valuation.

Other holdings in the health care sector hindered relative returns. Investments in pharmaceutical companies, such as AbbVie and Teva Pharmaceutical, hurt results relative to the index. Overall, this proved to be a relatively disappointing year for the fund, but we continue to believe the focus on dividend-paying stocks will pay off over the long term.

Nearer term, the fund’s portfolio managers are aware that the market is keeping a close watch on U.S. monetary policy, our trade relationships and the current shape of the yield curve and their implications on the U.S. economy. Portfolio managers continue to favor well-managed, high-quality companies that are capable of paying dividends in myriad economic environments. We remain optimistic that this focus, supported by our global research, will help us to identify attractive long-term investment opportunities.

Largest equity securities[2]	Percent of net assets
Abbott Laboratories	4.93%
Microsoft	4.19
Exxon Mobil	3.67
UnitedHealth Group	3.60
AbbVie	3.44
Amgen	3.10
Facebook	2.96
EOG Resources	2.90
CSX	2.83
Philip Morris International	2.75

14	American Funds Insurance Series

Blue Chip Income and Growth Fund

Total returns based on a $1,000 investment

For periods ended December 31, 20194

	1 year	5 years	10 years	Lifetime (since July 5, 2001)	Expense ratio

Class 1	21.66%	8.63%	11.54%	6.71%	.43%
Class 1A	21.35	8.38	11.27	6.44	.68
Class 2	21.38	8.38	11.27	6.44	.68
Class 4	21.03	8.09	11.04	6.20	.93

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	The information shown does not include cash and cash equivalents, which includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[3]	Source: Refinitiv Lipper. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.
[4]	Periods greater than one year are annualized.

American Funds Insurance Series	15

Global Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth and Income Fund advanced 31.39% for the 12 months ended December 31, 2019, compared with a 26.60% increase in its benchmark index, MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

Global stocks generated the best returns in a decade, boosted by aggressive central bank stimulus measures and easing trade tensions toward the end of the year. U.S. stocks soared to near record highs in December as the U.S. and China agreed to a limited trade war truce with the aim of avoiding the imposition of new tariffs and other protectionist measures. Technology stocks posted the highest returns with a gain of nearly 48% in aggregate. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar.

The fund’s relative performance benefited from specific stock selection, particularly within the industrials and energy sectors. Industrial company Airbus rallied on positive tail winds from strong global demand, and likely benefited from Boeing’s troubles with its 737MAX. On the downside, some investments in the materials sector hindered relative returns. In particular, Brazil’s Vale was a top relative detractor.

On a country basis, holdings in Japan and France contributed the most to relative returns, and holdings in the U.S. and Canada were a drag on returns (the former due to a lower-than-index position).

The fund’s portfolio managers recognize that we are experiencing a slowdown in global economic growth. With dovish monetary strategy back under consideration in the U.S. and Europe, the fund’s managers remain cautiously optimistic about the prospects for the global economy and are monitoring the potential impact on global growth. Portfolio managers continue to invest based on a bottom-up approach to long-term investing and believe they can uncover promising companies with strong positions in their industries, sustainable growth and income opportunities globally – including emerging markets.

Country diversification	Percent of net assets
The Americas
United States	35.5%
Brazil	6.9
Canada	2.0
Other	.2
44.6

Europe
France	7.1
Germany	4.8
United Kingdom	4.3
Switzerland	2.7
Russian Federation	2.6
Netherlands	2.1
Denmark	1.7
Italy	1.4
Ireland	1.2
Other	1.7
29.6

Asia/Pacific Basin
Japan	6.9
Taiwan	4.5
India	4.0
Australia	3.5
China	1.9
Hong Kong	1.5
Other	1.9
24.2

Other regions
Other	.2

Short-term securities & other assets less liabilities	1.4

Total	100.0%

Largest equity securities[2]	Percent of net assets
TSMC	4.48%
Nintendo	4.45
Airbus Group	4.28
Reliance Industries	2.70
Microsoft	2.07
E.ON	1.82
Alphabet	1.81
PagSeguro	1.80
Broadcom	1.79
CCR	1.69

16	American Funds Insurance Series

Global Growth and Income Fund

Total returns based on a $1,000 investment

For periods ended December 31, 20193

	1 year	5 years	10 years	Lifetime (since May 1, 2006)	Expense ratio

Class 1	31.39%	9.88%	10.13%	7.56%	.66%
Class 1A	31.04	9.64	9.87	7.30	.91
Class 2	31.14	9.61	9.86	7.29	.91
Class 4	30.73	9.32	9.60	7.04	1.16

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	The information shown does not include cash and cash equivalents, which includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[3]	Periods greater than one year are annualized.

American Funds Insurance Series	17

Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth-Income Fund gained 26.46% for the 12 months ended December 31, 2019. Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, rose 31.49%.

U.S. equities had their strongest annual gains since 2013, ending the year near all-time highs. Stocks rose steadily, posting gains in 10 of 12 months. The U.S. trade war with China occasionally caused volatility, but the resilient U.S. economy and the Federal Reserve’s return to accommodative policies helped steer markets higher. Information technology companies posted the highest returns, with a gain of nearly 48% in aggregate. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar.

Regarding the fund, investments in the industrials sector contributed the most to the fund’s relative returns. Among industrials, aircraft component manufacturer TransDigm Group added the most to the fund’s relative results. On the downside, the fund’s lower-than-index position in information technology stocks, a sector that performed strongly over the period, weighed on relative returns. In particular, the fund’s lower-than-index investment in Apple hindered sector results the most as Apple shares outperformed the broader market over the period.

The fund’s portfolio managers continue to look for compelling investment opportunities, buying stocks they believe represent the best value over the long term.

Largest equity securities[2]	Percent of net assets
Microsoft	4.14%
Facebook	3.89
UnitedHealth Group	2.56
Netflix	2.11
Alphabet	2.02
Broadcom	2.00
Abbott Laboratories	1.64
JPMorgan Chase	1.55
Amazon	1.52
Amgen	1.34

18	American Funds Insurance Series

Growth-Income Fund

Total returns based on a $1,000 investment

For periods ended December 31, 20193

	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	26.46%	11.68%	12.81%	11.46%	.30%
Class 1A	26.14	11.42	12.54	11.18	.55
Class 2	26.14	11.40	12.53	11.18	.55
Class 3	26.24	11.48	12.61	11.26	.48
Class 4	25.86	11.12	12.26	10.91	.80

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	The information shown does not include cash and cash equivalents, which includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[3]	Periods greater than one year are annualized.

American Funds Insurance Series	19

International Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Growth and Income Fund gained 23.06% for the 12 months ended December 31, 2019, compared to the 21.51% increase in its benchmark index, the MSCI ACWI (All Country World Index) ex USA,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes excluding the U.S.).

Global stocks generated the best returns in a decade, boosted by aggressive central bank stimulus measures and easing trade tensions toward the end of the year. U.S. stocks soared to near record highs in December as the U.S. and China agreed to a limited trade war truce with the aim of avoiding the imposition of new tariffs and other protectionist measures. Technology stocks posted the highest returns with a gain of nearly 48% in aggregate. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar.

The top contributors to the fund’s relative returns were the consumer discretionary and utilities sectors due in part to good stock selection. Luckin Coffee was the top contributor to the fund’s relative returns as it benefited from strong growth in the Chinese retail coffee market. Health care stock Daiichi Sankyo also contributed strong relative returns.

On the downside, investments in the energy and real estate sectors detracted from the fund’s relative returns. Among energy stocks, Royal Dutch Shell was one of the fund’s biggest drags on returns as a result of lower oil prices and market volatility.

The fund’s portfolio managers follow signs of some economic weakness in Europe and parts of emerging markets, as well as a number of geopolitical uncertainties, with an aim to preserve value in any potential market correction while being in a position to take advantage of buying opportunities, should they present themselves later in the year.

Country diversification	Percent of net assets
Europe
United Kingdom	12.1%
France	9.5
Switzerland	5.9
Germany	3.5
Netherlands	3.0
Spain	3.0
Russian Federation	2.5
Sweden	1.1
Other	1.9
42.5

Asia/Pacific Basin
Japan	14.0
China	9.7
Hong Kong	6.5
India	3.6
Singapore	2.3
Taiwan	2.1
South Korea	1.0
Other	2.5
41.7

The Americas
Brazil	3.3
Canada	1.6
Mexico	.3
5.2

Other regions
Turkey	1.8
Israel	.4
2.2

Short-term securities & other assets less liabilities	8.4

Total	100.0%

Largest equity securities[2]	Percent of net assets
Royal Dutch Shell	4.53%
Novartis	3.18
HDFC Bank	2.92
Rio Tinto	2.61
Luckin Coffee	2.59
Zurich	2.52
E.ON	2.49
Daiichi Sankyo	2.47
Airbus Group	2.11
Sun Hung Kai Properties	2.11

20	American Funds Insurance Series

International Growth and Income Fund

Total returns based on a $1,000 investment

For periods ended December 31, 20193

	1 year	5 years	10 years	Lifetime (since November 18, 2008)	Expense ratio

Class 1	23.06%	5.73%	5.79%	9.32%	.67%
Class 1A	22.76	5.49	5.53	9.06	.92
Class 2	22.76	5.46	5.52	9.04	.92
Class 4	22.47	5.20	5.30	8.81	1.17

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	The information shown does not include cash and cash equivalents, which includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[3]	Periods greater than one year are annualized.

American Funds Insurance Series	21

Capital Income Builder®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital Income Builder, which invests in a mix of stocks and bonds, gained 18.16% for the 12 months ended December 31, 2019. During the same period, the MSCI ACWI (All Country World Index)1, free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), gained 26.60%. The Bloomberg Barclays U.S. Aggregate Index2, which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, gained 8.72%. The index blend of 70%/30% MSCI ACWI/Bloomberg Barclays U.S. Aggregate Index3 gained 21.21%. The Lipper Global Equity Income Funds Average4, a measure of similar funds, was up 21.01%.

U.S. equities had their strongest annual gains since 2013, ending the year near all-time highs. Stocks rose steadily, posting gains in 10 of 12 months. The U.S. trade war with China occasionally caused volatility, but the resilient U.S. economy and the Federal Reserve’s return to accommodative policies helped steer markets higher. Information technology companies posted the highest returns, with a gain of nearly 48% in aggregate. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar.

In the equity portfolio, the top contributors in relative terms were the utilities and consumer discretionary sectors. American Tower added the most to the fund’s relative returns as it notched higher returns than the general market.

On the downside, the information technology sector, which comprised the second-largest share of the fund’s equity holdings, detracted from returns. The fund’s top detractor to relative returns was information technology company Apple. The fund had a significantly lower investment in Apple compared to the index and Apple proved to be one of the top performers for the year. The fund’s fixed income portfolio was a drag on relative results.

The current market environment is rife with uncertainty. Given that the U.S. is late in the economic cycle, the fund’s portfolio managers are paying close attention to companies’ leverage and are more sharply focused on monitoring balance sheets. They seek to avoid companies that take on debt to pay dividends, and are focused on identifying companies with strong business models and a commitment to paying and growing dividends over time. Higher interest rates should also allow portfolio managers to reinvest bond coupon payments into higher yielding securities, thereby generating more income from the bond portfolio.

Country diversification	Percent of net assets
The Americas
United States	52.8%
Canada	2.5
55.3

Europe
United Kingdom	12.4
France	3.3
Switzerland	2.9
Italy	1.6
Sweden	1.2
Denmark	1.1
Netherlands	1.0
Other	1.4
24.9

Asia/Pacific Basin
Hong Kong	4.0
Taiwan	2.6
Japan	2.3
China	1.6
Other	.8
11.3

Short-term securities & other assets less liabilities	8.5

Total	100.0%

22	American Funds Insurance Series

Capital Income Builder

Total returns based on a $1,000 investment

For periods ended December 31, 20195

	1 year	5 years	Lifetime (since May 1, 2014)	Gross expense ratio	Net expense ratio

Class 1	18.16%	5.13%	4.53%	.54%	.28%
Class 1A	17.90	4.87	4.28	.79	.53
Class 2	17.89	4.94	4.37	.79	.53
Class 4	17.62	4.61	4.01	1.04	.78

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser intends to waive a portion of its management fees beginning May 1, 2020. This waiver will be in effect through at least May 1, 2021. The waiver may only be modified or terminated with the approval of the fund’s board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Source: Bloomberg Index Services Ltd.
[3]	Data Sources: MSCI and Bloomberg Index Services Ltd. The 70%/30% MSCI ACWI/Bloomberg Barclays U.S. Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 70% and 30%, respectively. Its result assumes the blend is rebalanced monthly.
[4]	Source: Refinitiv Lipper. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.
[5]	Periods greater than one year are annualized.

American Funds Insurance Series	23

Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Asset Allocation Fund, which is a mix of stocks and bonds, gained 21.54% for the 12 months ended December 31, 2019. Standard & Poor’s 500 Composite Index1, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, was up 31.49% over the same period, while the Bloomberg Barclays U.S. Aggregate Index2, which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, returned 8.72%.A blend of the two indexes, the 60%/40% S&P 500 Index/Bloomberg Barclays U.S. Aggregate Index3, gained 22.18%. Effective May 1, 2020, the fund has elected to use the 60%/40% S&P 500 Index/Bloomberg Barclays U.S. Aggregate Index as its primary benchmark, because it comes closest to reflecting its investment universe and best measures its long-term results and portfolio managers’ success over time.

U.S. equities had their strongest annual gains since 2013, ending the year near all-time highs. Stocks rose steadily, posting gains in 10 of 12 months. The U.S. trade war with China occasionally caused volatility, but the resilient U.S. economy and the Federal Reserve’s return to accommodative policies helped steer markets higher. Information technology companies posted the highest returns, with a gain of nearly 48% in aggregate. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar.

Investments in the financials sector — one of the fund’s largest sector holdings — contributed to the fund’s relative returns. Within financials, Arch Capital Group, Berkshire Hathaway and Apollo boosted results, as all three companies had at least double-digit returns that outpaced the general market. On the downside, health care stock AbbVie detracted from relative returns as its best-selling drug Humira faced generic competition. The fund’s fixed income investments somewhat detracted from relative returns due to duration positioning and security selection.

The fund’s portfolio managers continue to evaluate the economic and market-sector implications of the current administration’s decisions regarding trade. The fund’s cash position allows portfolio managers to remain flexible and better navigate uncertainty by focusing on opportunities when stock prices are favorable.

Largest equity securities[4]	Percent of net assets
Microsoft	3.96%
Broadcom	2.42
UnitedHealth Group	2.16
ASML	2.09
Philip Morris International	1.94
Northrop Grumman	1.82
Johnson & Johnson	1.70
Humana	1.69
Boeing	1.68
Charter Communications	1.67

24	American Funds Insurance Series

Asset Allocation Fund

Total returns based on a $1,000 investment

For periods ended December 31, 20195

	1 year	5 years	10 years	Lifetime (since August 1,1989)	Expense ratio

Class 1	21.54%	8.59%	10.19%	8.63%	.31%
Class 1A	21.19	8.33	9.92	8.36	.56
Class 2	21.23	8.32	9.92	8.36	.56
Class 3	21.30	8.40	10.00	8.44	.49
Class 4	20.92	8.05	9.69	8.11	.81

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	Source: Bloomberg Index Services Ltd.
[3]	Sources: Bloomberg Index Services Ltd. and S&P Dow Jones Indices LLC. Blends the S&P 500 with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively. Results assume the blend is rebalanced monthly.
[4]	The information shown does not include cash and cash equivalents, which includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[5]	Periods greater than one year are annualized.

American Funds Insurance Series	25

Global Balanced Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Balanced Fund gained 20.79% for the 12 months ended December 31, 2019. The MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), increased by 26.60%, while the Bloomberg Barclays Global Aggregate Index,2 a measure of global investment-grade bonds (rated BBB/Baa and above), increased 6.84%. The 60%/40% MSCI ACWI/Bloomberg Barclays Global Aggregate Index,3 a blend of the two indexes, gained 18.55%.

Global stocks generated the best returns in a decade, boosted by aggressive central bank stimulus measures and easing trade tensions toward the end of the year. U.S. stocks soared near record highs in December as the U.S. and China agreed to a limited trade war truce. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions.

The fund’s higher-than-index position relative to the top performing information technology sector as well as individual stock selection in that sector boosted the fund’s returns compared with the index. The fund’s fixed income investments also helped relative returns. On the downside, investments in tobacco company Altria detracted from the fund’s relative returns as its share price dipped lower than the broader market.

The fund’s portfolio managers exercise caution and continue to monitor cross-border trade discussions that could lead to further tensions on the one hand and central bank activity on the other, which could result in lower rates. Rate reductions could help mitigate some of the negative economic impacts of a reduction in global trade. Portfolio managers continue to stay the course of focusing on global research and stock-by-stock, bottom-up analysis.

Largest sectors in common stock holdings	Percent of net assets
Information technology	13.8%
Health care	11.0
Financials	9.5
Consumer staples	9.0
Industrials	7.4

Largest fixed income holdings (by issuer)[4]
U.S. Treasury	11.7
Japanese Government	4.0
Fannie Mae	.8
Italian Government	.8
Greek Government	.7

Currency diversification	Percent of net assets

	Equity securities	Bonds & notes	Forward currency contracts	Short–term securities & other assets less liabilities	Total
U.S. dollars	32.6%	18.5%	(1.0)%	3.2%	53.3%
Euros	8.6	3.8	1.4	—	13.8
British pounds	7.3	.3	.8	.1	8.5
Japanese yen	2.8	4.4	—	—	7.2
Swiss francs	4.4	—	—	—	4.4
New Taiwan dollars	2.2	—	—	—	2.2
Hong Kong dollars	2.0	—	—	—	2.0
Danish krone	1.3	.2	—	—	1.5
Canadian dollars	.6	.3	—	.3	1.2
Brazilian Real	1.1	.2	(.2)	—	1.1
Other currencies	1.3	4.5	(1.0)	—	4.8
					100.0%

Largest equity securities[4]	Percent of net assets
Merck	2.42%
ASML	2.35
AstraZeneca	2.34
TSMC	2.18
Broadcom	1.94
Microsoft	1.79
Nestlé	1.59
British American Tobacco	1.52
Altria	1.40
JPMorgan Chase	1.40

26	American Funds Insurance Series

Global Balanced Fund

Total returns based on a $1,000 investment

For periods ended December 31, 20195

	1 year	5 years	Lifetime (since May 2, 2011)	Expense ratio

Class 1	20.79%	7.25%	6.49%	.73%
Class 1A	20.54	7.02	6.24	.98
Class 2	20.44	6.97	6.21	.98
Class 4	20.21	6.76	6.09	1.23

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index results reflect dividends net of withholding taxes and reinvestment of distributions.
[2]	Source: Bloomberg Index Services Ltd.
[3]	Data sources: MSCI and Bloomberg Index Services Ltd. The 60%/40% MSCI ACWI/Bloomberg Barclays Global Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Barclays Global Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.
[4]	The information shown includes affiliates of the same issuer when applicable. It does not include cash and cash equivalents or shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[5]	Periods greater than one year are annualized.

American Funds Insurance Series	27

Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Bond Fund gained 9.70% for the 12 months ended December 31, 2019. In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Index1, which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, returned 8.72%.

The Federal Reserve began the year by pausing its rate hike campaign in response to market turbulence at the end of 2018. It then began to cut the federal funds rate over the summer. It reduced the rate three times to end the year with the target in a range of 1.50%-1.75%.

Security selection within agency mortgage backed pass-through securities was the primary detractor from relative results over the period. On the positive side, the fund benefitted from active duration management as interest rates declined over the period. Sector selection was also a positive factor as out-of-benchmark investments in Treasury Inflation Protected Securities (TIPS), investment grade corporate bonds, high yield, and emerging markets all helped results.

With the current economic expansion now more than 10 years old, it is the longest in the post-war period. While we expect the expansion to continue in 2020, late cycle economies may be susceptible to risks or idiosyncratic problems throwing them off balance. For that reason, we feel strongly that a core bond fund like Bond Fund should remain conservatively positioned with a long-term focus. Managers remain committed to pursuing all four roles of fixed income: income, diversification from equities, capital preservation and inflation protection. We aim to manage a fund that will help to provide stability for your portfolio in any market environment.

Largest holdings (by issuer)[2]	Percent of net assets
U.S. Treasury	28.74%
Fannie Mae	14.84
Freddie Mac	10.61
Ginnie Mae	3.84
UMBS	2.73
Teva Pharmaceutical	1.92
State of Illinois	1.52
Broadcom	1.31
Southern California Edison	1.02
Japanese Government	1.02

28	American Funds Insurance Series

Bond Fund

Total returns based on a $1,000 investment

For periods ended December 31, 20193

	1 year	5 years	10 years	Lifetime (since January 2, 1996)	Expense ratio

Class 1	9.70%	3.31%	3.87%	4.72%	.40%
Class 1A	9.36	3.06	3.62	4.46	.65
Class 2	9.36	3.05	3.60	4.46	.65
Class 4	9.08	2.78	3.36	4.21	.90

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	The information shown includes affiliates of the same issuer when applicable. It does not include cash and cash equivalents or shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[3]	Periods greater than one year are annualized.

American Funds Insurance Series	29

Global Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Bond Fund gained 8.08% for the 12 months ended December 31, 2019. This outpaced the fund’s benchmark, the Bloomberg Barclays Global Aggregate Index1, which measures global investment-grade bonds (rated BBB/Baa and above) and increased 6.84%.

Government bonds advanced as central banks around the world cut interest rates in an attempt to blunt the negative effects of a trade war. After raising rates in 2018, the U.S. Federal Reserve abruptly changed course and cut rates three times in 2019. Many other central banks followed the same path, while the European Central Bank took rates further into negative territory. The Treasury curve ultimately steepened after some flattening amid declining yields. Credit saw very sizable returns, with investment-grade and high-yield bonds gaining more than 14%. U.S. corporate spreads tightened sharply, by 60 basis points, to end at 93 basis points on an option-adjusted basis. The federal funds rate ended the year between 1.50% and 1.75%.

Sector/industry allocation helped results relative to the market index, as did careful security selection and the fund’s chosen exposure to countries. Investments in government bonds from Greece and Mexico were the largest individual contributors to relative results while Argentine government bonds were among the larger individual detractors.

As growth in the U.S. moderates, the fund’s portfolio managers seek to identify long-term investments around the world such as in emerging markets where corporate and high-yield debt may present opportunities. Given the fund’s core objective is to provide a high-level of total return over the long term, the fund’s portfolio managers maintain a cautious approach to investing in different sectors of the bond market, such as high-yield debt.

		Percent of net assets
Currency weighting (after hedging) by country
United States[2]		42.7%
Eurozone[3]		20.7
Japan		15.8
United Kingdom		4.9
Canada		2.2
China		2.2
Malaysia		1.6
Denmark		1.4
India		1.2
Australia		1.0
Other		6.3
Total		100.0%

Non-U.S. government bonds by country
Japan		12.4%
Eurozone[3]:
Italy	4.2
Greece	3.9
Germany	1.3
France	1.1
Other	1.6	12.1
China		3.3
India		1.8
Malaysia		1.8
Brazil		1.6
South Africa		1.5
Romania		1.5
Canada		1.4
Mexico		1.4
United Kingdom		1.3
Israel		1.2
Norway		1.2
Other		9.7
Total		52.2%

Largest holdings (by issuer)[4]	Percent of net assets
U.S. Treasury	13.81%
Japanese Government	12.38
Greek Government	4.25
Italian Government	4.24
Fannie Mae	2.93
Canadian Government	2.29
Freddie Mac	2.21
Chinese Government	1.97
Malaysian Government	1.83
China Development Bank	1.72

30	American Funds Insurance Series

Global Bond Fund

Total returns based on a $1,000 investment

For periods ended December 31, 20196

	1 year	5 years	10 years	Lifetime (since October 4, 2006)	Gross expense ratio	Net expense ratio

Class 1	8.08%	2.54%	2.85%	4.07%	.59%	.50%
Class 1A	7.75	2.33	2.61	3.82	.84	.75
Class 2[7]	7.77	2.29	2.59	3.81	.84	.75
Class 4	7.54	2.04	2.38	3.58	1.09	1.00

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser intends to waive a portion of its management fees beginning May 1, 2020. This waiver will be in effect through at least May 1, 2021. The waiver may only be modified or terminated with the approval of the fund’s board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Includes U.S. dollar-denominated debt of other countries, totaling 10.9%.
[3]	Countries using the euro as a common currency; those represented in the fund’s portfolio are France, Germany, Greece, Italy, Luxembourg, Portugal, the Netherlands and Spain.
[4]	The information shown includes affiliates of the same issuer when applicable. It does not include cash and cash equivalents or shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[5]	Source: Refinitiv Lipper. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.
[6]	Periods greater than one year are annualized.
[7]	Global Bond Fund Class 2 shares were first sold on November 6, 2006. Results prior to that date are hypothetical based on Class 1 share results adjusted for estimated additional annual expenses of 0.25%.

American Funds Insurance Series	31

High-Income Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

High-Income Bond Fund gained 12.85% for the 12 months ended December 31, 2019. In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index,1 which measures fixed-rate non-investment-grade bonds and limits the exposure of an issuer to 2% was up 14.32%.

Bond returns were strong during the period. The Federal Reserve maintained its target rate for the first half of the year, but then reduced the target rate three times in the second half. The federal funds rate ended the year between 1.50% and 1.75%. The Treasury curve ultimately steepened after some flattening amid declining yields.

The fund’s portfolio managers continue to believe current fundamentals support a mildly constructive outlook for the high yield market. We continue to monitor global central bank monetary policy actions, and believe that the higher yields and relatively short duration of high yield bonds should help mitigate any impact should rates begin to rise from current levels.

Largest holdings (by issuer)[2]	Percent of net assets
Valeant Pharmaceuticals International	2.54%
First Quantum Minerals	2.42
Petsmart	2.19
Teva Pharmaceutical	1.90
Centene	1.86
Cleveland-Cliffs	1.65
Tenet Healthcare	1.53
Sprint Nextel	1.39
Endo International	1.39
CCO Holdings LLC and CCO Holdings Capital	1.37

32	American Funds Insurance Series

High-Income Bond Fund

Total returns based on a $1,000 investment

For periods ended December 31, 20193

	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	12.85%	5.36%	6.51%	8.67%	.51%
Class 1A	12.61	5.13	6.26	8.40	.76
Class 2	12.55	5.09	6.25	8.40	.76
Class 3	12.70	5.18	6.32	8.47	.69
Class 4	12.27	4.82	6.03	8.14	1.01

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	The information shown includes affiliates of the same issuer when applicable. It does not include cash and cash equivalents or shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[3]	Periods greater than one year are annualized.

American Funds Insurance Series	33

Mortgage Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Mortgage Fund gained 5.30% for the 12 months ended December 31, 2019, while the Bloomberg Barclays U.S. Mortgage-Backed Securities Index,1 which covers the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac, rose 6.35%.

Bond returns were strong. The Federal Reserve paused rate hikes for the first half of the year and cut three times in the second half. The federal funds target rate ended the year between 1.50% and 1.75%. The Treasury curve ultimately steepened after some flattening amid declining yields.

Sector and security selection detracted from relative results, including holdings in U.S. Treasuries and interest rate swaps.

The fund’s portfolio managers remain focused on meeting the core objectives of the fund providing current income and protecting capital. The fund’s relatively low allocation to MBS Pass-Through securities, combined with an interest rate stance that anticipates that the yield curve will steepen, are positions that the portfolio managers expect will contribute to relative results in the future as markets evolve. More attractive valuations for mortgage investments are expected to emerge going forward amid a transition from our extended period of extremely low volatility to a more normal period of economic and asset price uncertainty.

34	American Funds Insurance Series

Mortgage Fund

Total returns based on a $1,000 investment

For periods ended December 31, 20192

	1 year	5 years	Lifetime (since May 2, 2011)	Gross expense ratio	Net expense ratio

Class 1	5.30%	2.38%	2.68%	.48%	.30%
Class 1A	5.09	2.14	2.43	.73	.55
Class 2	5.04	2.12	2.43	.73	.55
Class 4	4.80	1.88	2.24	.98	.80

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser intends to waive a portion of its management fees beginning May 1, 2020. This waiver will be in effect through at least May 1, 2021. The waiver may only be modified or terminated with the approval of the fund’s board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Periods greater than one year are annualized.

American Funds Insurance Series	35

Ultra-Short Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Ultra-Short Bond Fund gained 1.92% for the 12 months ended December 31, 2019, compared with a 2.69% rise in the Bloomberg Barclays Short-Term Government/Corporate Index1, which consists of investment-grade (rated BBB/Baa and above), fixed-rate, publicly placed, dollar-denominated and non-convertible securities with remaining maturity from one up to (but not including) 12 months within either the government or corporate sector. With a focus on capital preservation and liquidity, the fund continues to be managed in a relatively conservative manner compared to the above-described index.

The fund’s returns were higher than in 2018 even as the Federal Reserve paused rate hikes for the first half of the year and cut three times in the second half. The federal funds rate ended the year between 1.50% and 1.75%. The Treasury curve ultimately steepened after some flattening amid declining yields. Assuming the current interest rate environment and solid U.S. economic conditions persist, the fund has the potential to continue to provide income.

36	American Funds Insurance Series

Ultra-Short Bond Fund

Total returns based on a $1,000 investment

For periods ended December 31, 20192

	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	1.92%	0.81%	0.30%	3.39%	.37%
Class 1A	1.92	0.71	0.12	3.16	.62
Class 2	1.62	0.56	0.05	3.14	.62
Class 3	1.76	0.62	0.12	3.21	.55
Class 4	1.40	0.30	-0.13	2.90	.87

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2019	Percent of net assets
Commercial paper	71.7%
Federal agency discount notes	14.7
Bonds & notes of governments & government agencies outside the U.S.	10.0
U.S. Treasury bills	3.5
Other assets less liabilities	.1
Total	100.0%

American Funds Insurance Series	37

U.S. Government/AAA-Rated Securities Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

U.S. Government/AAA-Rated Securities Fund rose 5.69% for the 12 months ended December 31, 2019, while the Bloomberg Barclays U.S. Government/Mortgage-Backed Securities Index,1 which covers obligations issued by the U.S. Treasury and U.S. government agencies, increased by 6.63%.

Bond returns were strong during the period. The Federal Reserve maintained its target rate for the first half of the year, but then reduced the target rate three times in the second half. The federal funds rate ended the year between 1.50% and 1.75%. The Treasury curve ultimately steepened after some flattening amid declining yields.

During the period, the fund’s interest rate positioning detracted from relative returns, including investments in interest rate swaps.

The fund strives to meet its objective of providing a high level of current income consistent with the preservation of capital. The fund’s portfolio managers have positioned the fund with the expectation that rate hikes in the near future are unlikely as the Federal Reserve wants to extend the economic expansion and to also raise inflation closer to its stated “strong commitment” to a symmetric target of 2%. We believe this stance by the Federal Reserve can lead to a steepening yield curve and potentially higher inflation expectations.

38	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Total returns based on a $1,000 investment

For periods ended December 31, 20192

	1 year	5 years	10 years	Lifetime (since December 2, 1985)	Expense ratio

Class 1	5.69%	2.35%	2.97%	5.71%	.38%
Class 1A	5.42	2.13	2.74	5.45	.63
Class 2	5.31	2.07	2.72	5.45	.63
Class 3	5.49	2.15	2.79	5.52	.56
Class 4	5.14	1.83	2.51	5.20	.88

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Periods greater than one year are annualized.

American Funds Insurance Series	39

Managed Risk Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund gained 22.01% for the 12 months ended December 31, 2019. S&P 500 Managed Risk Index – Moderate Aggressive1 was up 20.47%. Standard & Poor’s 500 Composite Index2, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, increased 31.49%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Growth FundSM and American Funds Insurance Series – Bond FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Growth Fund’s investments in communication services added to relative returns, while investments in consumer discretionary detracted from the fund’s relative results.

Total returns based on a $1,000 investment

For periods ended December 31, 20193

	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	22.01%	9.87%	9.94%	.79%	.74%
Class P2	21.74	9.55	9.62	1.04	.99

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2021. The waiver may only be modified or terminated with the approval of the fund’s board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2020 (unaudited).

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

40	American Funds Insurance Series

Managed Risk International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund gained 17.91% for the 12 months ended December 31, 2019, compared to the S&P EPAC Ex. Korea LargeMidCap Managed Risk Index – Moderate Aggressive1, which increased 18.78%. The MSCI ACWI (All Country World Index) ex USA2 increased by 21.51%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – International FundSM and American Funds Insurance Series – Bond FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying International Fund’s security selection and a lower-than-index position in the communication services sector added to relative returns, while stock selection in the materials sector detracted from relative results.

Total returns based on a $1,000 investment

For periods ended December 31, 20193

	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	17.91%	4.62%	3.94%	.97%	.89%
Class P2	17.64	4.19	3.55	1.22	1.14

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2021. The waiver may only be modified or terminated with the approval of the fund’s board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2020 (unaudited).

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: MSCI. The MSCI index result reflects reinvestment of distributions and dividends net of withholding taxes.
[3]	Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	41

Managed Risk Blue Chip Income and Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund gained 14.14% for the 12 months ended December 31, 2019. S&P 500 Managed Risk Index – Moderate1 was up 19.14%. Standard & Poor’s 500 Composite Index2, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, increased 31.49%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Blue Chip Income and Growth FundSM and American Funds Insurance Series – U.S. Government/AAA-Rated Securities FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Blue Chip Income and Growth Fund’s investments in the real estate sector added to relative returns, while investments in health care detracted from the fund’s relative results.

Total returns based on a $1,000 investment

For periods ended December 31, 20193

	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	14.14%	5.33%	7.09%	.84%	.79%
Class P2	13.88	4.96	6.72	1.09	1.04

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2021. The waiver may only be modified or terminated with the approval of the fund’s board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2020 (unaudited).

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

42	American Funds Insurance Series

Managed Risk Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund gained 19.14% for the 12 months ended December 31, 2019. S&P 500 Managed Risk Index – Moderate1 was up 19.14%. Standard & Poor’s 500 Composite Index2, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, increased 31.49%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Growth-Income FundSM and American Funds Insurance Series – Bond FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Growth-Income Fund’s investments in industrials added to relative returns, while investments in materials detracted from the fund’s relative results. At the security level within the materials sector, a top detractor from relative results included Vale in the metals and mining industry.

Total returns based on a $1,000 investment

For periods ended December 31, 20193

	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	19.14%	7.80%	8.97%	.73%	.68%
Class P2	18.84	7.47	8.63	.98	.93

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2021. The waiver may only be modified or terminated with the approval of the fund’s board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2020 (unaudited).

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	43

Managed Risk Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund gained 18.25% for the 12 months ended December 31, 2019. S&P 500 Managed Risk Index – Moderate Conservative1 was up 18.05%. Standard & Poor’s 500 Composite Index2, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, increased 31.49%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Asset Allocation FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Asset Allocation Fund’s investments in the financials sector added to relative returns, while investments in health care detracted from the fund’s relative results.

44	American Funds Insurance Series

Managed Risk Asset Allocation Fund

Total returns based on a $1,000 investment

For periods ended December 31, 20194

	1 year	5 years	Lifetime (since September 28, 2012)	Gross expense ratio	Net expense ratio

Class P1	18.25%	6.72%	8.00%	.71%	.66%
Class P2	17.98	6.45	7.73	.96	.91

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2021. The waiver may only be modified or terminated with the approval of the fund’s board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2020 (unaudited).

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Source: Bloomberg Index Services Ltd.
[4]	Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	45

Global Growth Fund

Summary investment portfolio December 31, 2019

Common stocks 96.83%	Shares	Value (000)
Information technology 29.11%
ASML Holding NV1	648,442	$193,113
ASML Holding NV (New York registered)	510,500	151,077
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	27,188,000	301,093
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	335,000	19,463
Microsoft Corp.	1,999,800	315,368
Visa Inc., Class A	1,142,800	214,732
Broadcom Inc.	487,050	153,918
Temenos AG1	637,000	100,711
Paycom Software, Inc.[2]	357,000	94,519
SimCorp AS1	425,000	48,292
Adyen NV1,2	56,700	46,656
PagSeguro Digital Ltd., Class A2	1,340,900	45,805
Adobe Inc.[2]	135,000	44,524
Amphenol Corp., Class A	373,500	40,424
Other securities		209,884
		1,979,579

Consumer discretionary 17.93%
Amazon.com, Inc.[2]	173,800	321,155
Alibaba Group Holding Ltd.[1,2]	6,844,000	181,984
Takeaway.com NV1,2	740,000	68,355
Just Eat PLC[1,2]	5,292,000	58,725
Ocado Group PLC[1,2]	3,115,000	52,890
Naspers Ltd., Class N1	277,000	45,276
Moncler SpA[1]	915,000	41,155
NIKE, Inc., Class B	370,500	37,535
Other securities		412,427
		1,219,502

Health care 10.91%
UnitedHealth Group Inc.	324,200	95,308
AstraZeneca PLC[1]	721,300	72,165
Merck & Co., Inc.	775,600	70,541
Boston Scientific Corp.[2]	1,373,700	62,119
Pfizer Inc.	1,424,000	55,792
DexCom, Inc.[2]	253,000	55,341
Fisher & Paykel Healthcare Corp. Ltd.[1]	3,680,000	55,222
Mettler-Toledo International Inc.[2]	65,000	51,563
Other securities		224,092
		742,143

Financials 10.30%
AIA Group Ltd.[1]	13,206,300	138,952
Kotak Mahindra Bank Ltd.[1]	3,917,000	92,383
JPMorgan Chase & Co.	614,600	85,675
MarketAxess Holdings Inc.	211,000	79,992
Tradeweb Markets Inc., Class A	1,501,303	69,586
Other securities		233,882
		700,470

Consumer staples 8.12%
British American Tobacco PLC[1]	2,970,800	126,572
Nestlé SA1	739,650	80,131
Philip Morris International Inc.	919,500	78,240
Altria Group, Inc.	1,125,000	56,149
Keurig Dr Pepper Inc.	1,624,000	47,015
Other securities		163,686
		551,793

46	American Funds Insurance Series

Global Growth Fund

Common stocks	Shares	Value (000)
Communication services 7.87%
Alphabet Inc., Class A2	115,600	$154,833
Alphabet Inc., Class C2	71,052	94,998
Tencent Holdings Ltd.[1]	2,230,000	107,572
Facebook, Inc., Class A2	421,640	86,542
Nintendo Co., Ltd.[1]	137,400	55,461
Other securities		35,926
		535,332

Industrials 7.76%
Airbus SE, non-registered shares[1]	1,093,500	160,436
MTU Aero Engines AG1	167,000	47,688
Geberit AG1	65,000	36,490
Other securities		282,712
		527,326

Materials 2.73%
Sherwin-Williams Co.	155,500	90,740
Other securities		95,059
		185,799

Energy 2.02%
Reliance Industries Ltd.[1]	1,795,200	38,132
Other securities		99,232
		137,364

Utilities 0.08%
Other securities		5,646

Total common stocks (cost: $3,768,489,000)		6,584,954

Preferred securities 1.66%
Health care 1.20%
Sartorius AG, nonvoting preferred, non-registered shares[1]	381,500	81,675

Information technology 0.46%
Other securities		30,909

Total preferred securities (cost: $43,479,000)		112,584

Short-term securities 2.01%
Money market investments 2.01%
Capital Group Central Cash Fund 1.73%[3]	1,371,403	137,140

Total short-term securities (cost: $136,878,000)		137,140
Total investment securities 100.50% (cost: $3,948,846,000)		6,834,678
Other assets less liabilities (0.50)%		(34,231)

Net assets 100.00%		$6,800,447

American Funds Insurance Series	47

Global Growth Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $3,312,961,000, which represented 48.72% of the net assets of the fund. This amount includes $3,300,466,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Rate represents the seven-day yield at 12/31/2019.

Key to abbreviation

ADR = American Depositary Receipts

See notes to financial statements.

48	American Funds Insurance Series

Global Small Capitalization Fund

Summary investment portfolio December 31, 2019

Common stocks 94.84%	Shares	Value (000)
Health care 22.15%
Insulet Corp.[1]	815,300	$139,579
GW Pharmaceuticals PLC (ADR)[1]	823,718	86,128
Notre Dame Intermédica Participações SA	4,228,500	71,742
Haemonetics Corp.[1]	619,200	71,146
Allakos Inc.[1,2]	683,880	65,215
CONMED Corp.	581,200	64,996
Integra LifeSciences Holdings Corp.[1]	906,825	52,850
Mani, Inc.[3]	1,632,529	46,675
Cortexyme, Inc.[1,2]	695,324	39,035
iRhythm Technologies, Inc.[1]	515,500	35,100
PRA Health Sciences, Inc.[1]	306,100	34,023
New Frontier Health Corp., Class A1,3,4	2,680,000	26,666
Other securities		290,189
		1,023,344

Information technology 18.84%
Cree, Inc.[1]	1,199,900	55,375
Ceridian HCM Holding Inc.[1]	799,400	54,263
Net One Systems Co., Ltd.[3]	1,556,965	40,002
Network International Holdings PLC[1,3]	4,570,562	38,792
Avast PLC[3]	5,839,000	35,104
Alteryx, Inc., Class A1	340,000	34,024
SimCorp AS3	297,250	33,776
Bechtle AG, non-registered shares[3]	226,305	31,756
Carel Industries SpA[2,3]	1,947,251	30,292
Qorvo, Inc.[1]	241,800	28,104
Appfolio, Inc., Class A1	251,270	27,627
Other securities		461,432
		870,547

Industrials 14.87%
International Container Terminal Services, Inc.[3]	23,981,620	60,824
Nihon M&A Center Inc.[3]	1,710,692	59,090
VARTA AG, non-registered shares[1,3]	280,402	38,232
Meggitt PLC[3]	3,321,300	28,942
Tomra Systems ASA[3]	857,587	27,197
Marel hf., non-registered shares (ISK denominated)[3]	4,899,903	24,908
Marel hf., non-registered shares (EUR denominated)[1,3]	333,333	1,705
Other securities		445,981
		686,879

Consumer discretionary 14.63%
frontdoor, inc.[1]	1,355,200	64,264
Luckin Coffee Inc., Class A (ADR)[1,2]	1,472,220	57,947
Helen of Troy Ltd.[1]	283,000	50,881
Mattel, Inc.[1,2]	3,338,800	45,241
Wyndham Hotels & Resorts, Inc.	631,500	39,664
Five Below, Inc.[1]	305,000	38,997
Melco International Development Ltd.[3]	12,619,000	35,517
GVC Holdings PLC[3]	2,934,000	34,409
Thor Industries, Inc.	446,000	33,133
Other securities		275,830
		675,883

American Funds Insurance Series	49

Global Small Capitalization Fund

Common stocks (continued)	Shares	Value (000)
Financials 7.69%
Cannae Holdings, Inc.[1]	1,625,000	$60,434
Kotak Mahindra Bank Ltd.[3]	2,448,225	57,742
Essent Group Ltd.	750,841	39,036
Trupanion, Inc.[1,2]	973,800	36,479
IndusInd Bank Ltd.[3]	1,579,646	33,434
Other securities		128,424
		355,549

Real estate 3.98%
Altus Group Ltd.	932,800	27,268
MGM Growth Properties LLC REIT, Class A	864,500	26,773
Embassy Office Parks REIT[3]	4,509,000	26,767
Other securities		102,925
		183,733

Materials 3.89%
Allegheny Technologies Inc.[1]	1,413,900	29,211
Other securities		150,334
		179,545

Communication services 3.16%
Altice Europe NV, Class A1,3	4,363,000	28,195
Other securities		117,732
		145,927

Consumer staples 2.66%
Other securities		123,044

Energy 1.58%
Other securities		73,080

Utilities 1.39%
ENN Energy Holdings Ltd.[3]	4,262,900	46,609
Other securities		17,485
		64,094

Total common stocks (cost: $3,225,972,000)		4,381,625

Preferred securities 1.02%
Other 1.02%
Other securities		47,209

Total preferred securities (cost: $36,660,000)		47,209

Rights & warrants 0.00%
Health care 0.00%
Other securities		53

Total rights & warrants (cost: $0)		53

50	American Funds Insurance Series

Global Small Capitalization Fund

Short-term securities 6.03%	Shares	Value (000)
Money market investments 6.03%
Capital Group Central Cash Fund 1.73%[5]	1,926,005	$192,600
Fidelity Institutional Money Market Funds - Government Portfolio 1.49%[5,6]	11,671,469	11,672
Goldman Sachs Financial Square Government Fund 1.50%[5,6]	9,901,092	9,901
Invesco - Short-term Investments Trust - Government & Agency Portfolio 1.50%[5,6]	13,138,720	13,139
Morgan Stanley Institutional Liquidity Funds - Government Portfolio 1.51%[5,6]	51,521,183	51,521
		278,833

Total short-term securities (cost: $278,593,000)		278,833
Total investment securities 101.89% (cost: $3,541,225,000)		4,707,720
Other assets less liabilities (1.89)%		(87,447)

Net assets 100.00%		$4,620,273

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some securities in “Other securities” (with an aggregate value of $44,058,000, an aggregate cost of $37,986,000, and which represented .95% of the net assets of the fund) were acquired from 5/1/2015 to 12/26/2019 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings represent 5% or more of the outstanding voting shares of that company. The value of the fund’s affiliated-company holding is included in “Other securities” under the respective industry sector in the summary investment portfolio. Further details on this holding and related transactions during the year ended December 31, 2019, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (000)	Net unrealized depreciation (000)	Dividend income (000)	Value of affiliates at 12/31/2019 (000)
Common stocks 0.28%
Health care 0.28%
NuCana PLC (ADR)[1,2]	2,067,724	15,980	—	2,083,704	$—	$(17,366)	$—	$12,711

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities, including those in “Other securities,” was $102,111,000, which represented 2.21% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $1,960,603,000, which represented 42.43% of the net assets of the fund. This amount includes $1,889,826,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[4]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $41,018,000, which represented .89% of the net assets of the fund.
[5]	Rate represents the seven-day yield at 12/31/2019.
[6]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.

Key to abbreviations

ADR = American Depositary Receipts
EUR = Euros
ISK = Icelandic kronor

See notes to financial statements.

American Funds Insurance Series	51

Growth Fund

Summary investment portfolio December 31, 2019

Common stocks 96.25%	Shares	Value (000)
Information technology 25.15%
Microsoft Corp.	10,468,400	$1,650,867
Broadcom Inc.	2,430,100	767,960
ASML Holding NV (New York registered)	1,161,800	343,823
ASML Holding NV1	985,000	293,343
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	30,792,000	341,005
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	2,419,592	140,578
Visa Inc., Class A	2,256,600	424,015
RingCentral, Inc., Class A2	1,557,200	262,653
ServiceNow, Inc.[2]	921,500	260,158
Intel Corp.	4,013,000	240,178
Autodesk, Inc.[2]	1,096,000	201,072
Fiserv, Inc.[2]	1,573,600	181,955
Workday, Inc., Class A2	987,000	162,312
Mastercard Inc., Class A	538,000	160,641
Other securities		1,729,830
		7,160,390

Communication services 18.20%
Facebook, Inc., Class A2	7,578,400	1,555,467
Netflix, Inc.[2]	3,251,160	1,051,978
Alphabet Inc., Class C2	552,300	738,436
Alphabet Inc., Class A2	157,500	210,954
Charter Communications, Inc., Class A2	946,280	459,021
T-Mobile US, Inc.[2]	4,885,000	383,082
Activision Blizzard, Inc.	6,317,500	375,386
Comcast Corp., Class A	5,135,900	230,961
Other securities		175,162
		5,180,447

Health care 16.70%
UnitedHealth Group Inc.	3,190,800	938,031
Intuitive Surgical, Inc.[2]	1,049,100	620,176
Regeneron Pharmaceuticals, Inc.[2]	1,341,000	503,519
Humana Inc.	1,269,500	465,297
Vertex Pharmaceuticals Inc.[2]	1,434,579	314,101
Boston Scientific Corp.[2]	5,085,000	229,944
Centene Corp.[2]	3,484,800	219,089
Thermo Fisher Scientific Inc.	534,500	173,643
Cigna Corp.	739,902	151,303
Seattle Genetics, Inc.[2]	1,248,154	142,614
Other securities		995,508
		4,753,225

Consumer discretionary 11.29%
Amazon.com, Inc.[2]	557,016	1,029,276
Tesla, Inc.[2]	1,908,500	798,383
Home Depot, Inc.	1,206,000	263,366
Other securities		1,122,701
		3,213,726

Financials 8.49%
Goldman Sachs Group, Inc.	1,052,400	241,978
JPMorgan Chase & Co.	1,343,000	187,214
Wells Fargo & Co.	3,011,800	162,035
Legal & General Group PLC[1]	40,158,246	161,788
First Republic Bank	1,376,000	161,611
PNC Financial Services Group, Inc.	919,800	146,828
Bank of America Corp.	4,015,000	141,408
Intercontinental Exchange, Inc.	1,490,900	137,983
Other securities		1,075,635
		2,416,480

52	American Funds Insurance Series

Growth Fund

Common stocks	Shares	Value (000)
Industrials 6.44%
TransDigm Group Inc.	689,000	$385,840
MTU Aero Engines AG1	1,034,033	295,275
CSX Corp.	1,882,200	136,196
Airbus SE, non-registered shares[1]	920,327	135,028
Other securities		882,578
		1,834,917

Materials 2.83%
Other securities		806,455

Consumer staples 2.72%
Altria Group, Inc.	3,140,182	156,727
Costco Wholesale Corp.	522,900	153,691
Kerry Group PLC, Class A1	1,100,000	136,951
Other securities		326,896
		774,265

Energy 2.45%
Other securities		698,230

Real estate 1.71%
Equinix, Inc. REIT	440,100	256,887
Other securities		229,970
		486,857

Utilities 0.27%
Other securities		77,731

Total common stocks (cost: $14,882,833,000)		27,402,723

Convertible bonds 0.09%	Principal amount (000)
Consumer staples 0.09%
Other securities		25,000

Total convertible bonds (cost: $25,000,000)		25,000

Short-term securities 3.87%	Shares
Money market investments 3.87%
Capital Group Central Cash Fund 1.73%[3]	11,024,924	1,102,492

Total short-term securities (cost: $1,102,383,000)		1,102,492
Total investment securities 100.21% (cost: $16,010,216,000)		28,530,215
Other assets less liabilities (0.21)%		(60,556)

Net assets 100.00%		$28,469,659

American Funds Insurance Series	53

Growth Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. One security in “Other securities” (with a value of $38,849,000, an aggregate cost of $37,000,000, and which represented .14% of the net assets of the fund) was acquired on 12/21/2018 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $2,186,070,000, which represented 7.68% of the net assets of the fund. This amount includes $2,122,221,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Rate represents the seven-day yield at 12/31/2019.

Key to abbreviation

ADR = American Depositary Receipts

See notes to financial statements.

54	American Funds Insurance Series

International Fund

Summary investment portfolio December 31, 2019

Common stocks 92.87%	Shares	Value (000)
Financials 16.40%
AIA Group Ltd.[1]	40,985,700	$431,237
HDFC Bank Ltd.[1]	17,086,200	304,509
HDFC Bank Ltd. (ADR)	531,294	33,668
Kotak Mahindra Bank Ltd.[1]	8,121,048	191,537
Axis Bank Ltd.[1]	7,270,300	75,310
Axis Bank Ltd.[1,2]	3,222,055	34,069
BNP Paribas SA1	1,722,058	102,509
Ping An Insurance (Group) Co. of China, Ltd., Class H1	6,867,600	81,355
Other securities		398,032
		1,652,226

Consumer discretionary 13.95%
Alibaba Group Holding Ltd. (ADR)[3]	1,635,100	346,805
Sony Corp.[1]	2,051,700	139,653
MercadoLibre, Inc.[3]	190,000	108,669
Meituan Dianping, Class B1,3	7,500,347	98,223
Kering SA1	139,238	91,726
Galaxy Entertainment Group Ltd.[1]	11,306,000	83,334
Ryohin Keikaku Co., Ltd.[1]	3,319,000	77,413
Other securities		460,340
		1,406,163

Industrials 13.85%
Airbus SE, non-registered shares[1]	2,723,949	399,652
Recruit Holdings Co., Ltd.[1]	3,871,300	145,678
Melrose Industries PLC[1]	37,984,233	121,412
Safran SA1	523,100	81,088
Rheinmetall AG1	639,400	73,528
Rolls-Royce Holdings PLC[1,3]	8,080,688	73,172
Knorr-Bremse AG, non-registered shares[1]	703,099	71,566
Komatsu Ltd.[1]	2,880,500	69,061
Other securities		360,594
		1,395,751

Health care 12.43%
Novartis AG1	2,624,133	248,617
Daiichi Sankyo Co., Ltd.[1]	2,160,000	142,631
Chugai Pharmaceutical Co., Ltd.[1]	1,243,500	114,531
Takeda Pharmaceutical Co. Ltd.[1]	2,859,865	113,302
Grifols, SA, Class A, non-registered shares[1]	2,656,981	93,813
Grifols, SA, Class B (ADR)	793,690	18,485
Alcon Inc.[1,3]	1,903,239	107,818
Fresenius SE & Co. KGaA[1]	1,819,000	102,675
Teva Pharmaceutical Industries Ltd. (ADR)[3]	7,216,598	70,723
Other securities		239,573
		1,252,168

Information technology 7.24%
ASML Holding NV1	682,174	203,158
Samsung Electronics Co., Ltd.[1]	3,702,250	178,390
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	6,183,000	68,474
Other securities		279,537
		729,559

Materials 6.73%
Vale SA, ordinary nominative (ADR)	15,349,717	202,616
Vale SA, ordinary nominative	102,481	1,358
Asahi Kasei Corp.[1]	12,779,780	143,397
Other securities		330,520
		677,891

American Funds Insurance Series	55

International Fund

Common stocks (continued)	Shares	Value (000)
Consumer staples 6.72%
Pernod Ricard SA1	785,326	$140,578
Nestlé SA1	1,142,100	123,731
Kirin Holdings Co., Ltd.[1]	4,041,800	88,154
KOSÉ Corp.[1]	458,100	66,954
Other securities		257,726
		677,143

Communication services 4.91%
SoftBank Group Corp.[1]	4,168,200	181,469
Tencent Holdings Ltd.[1]	2,555,987	123,297
Altice Europe NV, Class A1,3	13,236,760	85,540
Other securities		104,327
		494,633

Energy 4.86%
Reliance Industries Ltd.[1]	5,591,364	118,767
Royal Dutch Shell PLC, Class B1	2,148,307	64,014
Oil Search Ltd.[1]	13,449,600	68,611
Other securities		238,598
		489,990

Utilities 3.56%
ENN Energy Holdings Ltd.[1]	14,004,000	153,115
China Gas Holdings Ltd.[1]	24,134,000	90,467
E.ON SE1	7,101,000	75,944
Other securities		39,455
		358,981

Real estate 2.22%
China Overseas Land & Investment Ltd.[1]	23,746,000	92,741
Other securities		130,568
		223,309

Total common stocks (cost: $6,922,555,000)		9,357,814

Preferred securities 1.20%
Health care 0.70%
Grifols, SA, Class B, nonvoting preferred, non-registered shares[1]	3,026,230	70,526

Financials 0.50%
Other securities		50,234

Total preferred securities (cost: $99,792,000)		120,760

Rights & warrants 0.23%
Health care 0.23%
Other securities		22,939

Total rights & warrants (cost: $13,238,000)		22,939

Bonds, notes & other debt instruments 0.44%	Principal amount (000)
Corporate bonds & notes 0.33%
Other 0.33%
Other securities		33,135

56	American Funds Insurance Series

International Fund

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)
Bonds & notes of governments outside the U.S. 0.11%
Bonds & notes of governments & government agencies outside the U.S. 0.11%
Other securities		$11,194

Total bonds, notes & other debt instruments (cost: $38,713,000)		44,329

Short-term securities 5.41%	Shares
Money market investments 5.41%
Capital Group Central Cash Fund 1.73%[4]	5,444,569	544,457

Total short-term securities (cost: $544,206,000)		544,457
Total investment securities 100.15% (cost: $7,618,504,000)		10,090,299
Other assets less liabilities (0.15)%		(14,868)

Net assets 100.00%		$10,075,431

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” also includes securities (with an aggregate value of $49,827,000, which represented .49% of the net assets of the fund) which were acquired in transactions exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

Forward currency contracts

				Unrealized
Contract amount				depreciation
Purchases	Sales		Settlement	at 12/31/2019
(000)	(000)	Counterparty	date	(000)
USD17,024	GBP12,948	Barclays Bank PLC	1/9/2020	$(131)

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $8,247,137,000, which represented 81.85% of the net assets of the fund. This amount includes $8,199,688,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on this holding appear below.
[3]	Security did not produce income during the last 12 months.
[4]	Rate represents the seven-day yield at 12/31/2019.

				Percent
	Acquisition	Cost	Value	of net
Private placement security	date	(000)	(000)	assets
Axis Bank Ltd.	11/14/2017	$17,232	$34,069.34%

Key to abbreviations and symbol

ADR = American Depositary Receipts

GBP = British pounds

USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series	57

New World Fund

Summary investment portfolio December 31, 2019

Common stocks 88.36%	Shares	Value (000)
Information technology 23.02%
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	9,405,000	$104,155
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	250,000	14,525
PagSeguro Digital Ltd., Class A2	2,921,023	99,782
Microsoft Corp.	538,524	84,925
StoneCo Ltd., Class A2	1,780,826	71,037
Keyence Corp.[1]	140,000	49,553
Broadcom Inc.	156,350	49,410
Visa Inc., Class A	223,400	41,977
PayPal Holdings, Inc.[2]	353,000	38,184
EPAM Systems, Inc.[2]	158,100	33,543
Adobe Inc.[2]	100,400	33,113
Largan Precision Co., Ltd.[1]	181,000	30,243
Autodesk, Inc.[2]	146,100	26,804
Mastercard Inc., Class A	79,800	23,827
Halma PLC[1]	843,000	23,666
Other securities		140,773
		865,517

Financials 13.11%
HDFC Bank Ltd.[1]	4,410,200	78,598
Kotak Mahindra Bank Ltd.[1]	2,942,900	69,409
B3 SA - Brasil, Bolsa, Balcao	5,593,400	59,748
AIA Group Ltd.[1]	5,316,600	55,939
Sberbank of Russia PJSC (ADR)[1]	1,371,100	22,560
Sberbank of Russia PJSC (ADR)	682,500	11,193
HDFC Life Insurance Co. Ltd.[1]	3,387,520	29,718
XP Inc., Class A2	725,900	27,962
Bank Central Asia Tbk PT1	9,869,000	23,709
Other securities		114,102
		492,938

Energy 9.90%
Reliance Industries Ltd.[1]	11,548,513	245,304
Royal Dutch Shell PLC, Class B1	1,126,400	33,564
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)	1,429,000	22,778
Other securities		70,542
		372,188

Health care 9.15%
Notre Dame Intermédica Participações SA	2,800,868	47,520
BioMarin Pharmaceutical Inc.[2]	389,600	32,941
Carl Zeiss Meditec AG, non-registered shares[1]	216,552	27,619
AstraZeneca PLC[1]	269,800	26,993
Yunnan Baiyao Group Co., Ltd., Class A1	2,000,000	25,699
Abbott Laboratories	263,000	22,844
Illumina, Inc.[2]	67,000	22,227
Other securities		138,229
		344,072

Materials 8.32%
Vale SA, ordinary nominative	2,881,660	38,182
Vale SA, ordinary nominative (ADR)	1,976,000	26,083
Freeport-McMoRan Inc.	3,945,000	51,758
Fortescue Metals Group Ltd.[1]	4,618,395	34,809
UPM-Kymmene Oyj[1]	894,000	30,984
First Quantum Minerals Ltd.	2,305,000	23,377
Other securities		107,595
		312,788

58	American Funds Insurance Series

New World Fund

Common stocks	Shares	Value (000)
Consumer discretionary 7.02%
Alibaba Group Holding Ltd.[1,2]	1,355,096	$36,032
Alibaba Group Holding Ltd. (ADR)[2]	30,300	6,427
Melco Resorts & Entertainment Ltd. (ADR)	931,500	22,514
Marriott International, Inc., Class A	144,800	21,927
Other securities		177,095
		263,995

Communication services 5.88%
Facebook, Inc., Class A2	268,000	55,007
Alphabet Inc., Class C2	23,220	31,046
Alphabet Inc., Class A2	10,000	13,394
Other securities		121,865
		221,312

Consumer staples 5.58%
Kweichow Moutai Co., Ltd., Class A1	334,161	56,813
Nestlé SA1	333,296	36,108
Treasury Wine Estates Ltd.[1]	2,885,454	32,974
Other securities		83,858
		209,753

Industrials 4.40%
Airbus SE, non-registered shares[1]	276,729	40,601
Shanghai International Airport Co., Ltd., Class A1	2,014,760	22,791
Nidec Corp.[1]	165,000	22,540
Other securities		79,556
		165,488

Real estate 1.09%
Other securities		41,216

Utilities 0.89%
Other securities		33,336

Total common stocks (cost: $2,372,140,000)		3,322,603

Preferred securities 1.90%
Industrials 0.65%
Azul SA, preferred nominative (ADR)[2]	433,223	18,542
Azul SA, preferred nominative[2]	419,250	6,074
		24,616

Other 1.25%
Other securities		46,788

Total preferred securities (cost: $50,498,000)		71,404

Rights & warrants 0.70%
Other 0.70%
Other securities		26,479

Total rights & warrants (cost: $15,629,000)		26,479

Bonds, notes & other debt instruments 2.57%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 2.35%
Other securities		88,624

American Funds Insurance Series	59

New World Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds & notes 0.22%
Other 0.22%
Other securities		$8,190

Total corporate bonds & notes		8,190
Total bonds, notes & other debt instruments (cost: $92,583,000)		96,814

Short-term securities 6.56%	Shares
Money market investments 6.35%
Capital Group Central Cash Fund 1.73%[3]	2,386,731	238,673

	Principal amount (000)
Other short-term securities 0.21%
Other securities		7,930

Total short-term securities (cost: $251,630,000)		246,603
Total investment securities 100.09% (cost: $2,782,480,000)		3,763,903
Other assets less liabilities (0.09)%		(3,492)

Net assets 100.00%		$3,760,411

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” also includes securities (with an aggregate value of $61,434,000, which represented 1.63% of the net assets of the fund) which were acquired in transactions exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

“Other securities” also includes securities on loan. The total value of securities on loan was $2,679,000, which represented .07% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $1,928,580,000, which represented 51.29% of the net assets of the fund. This amount includes $1,899,554,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Rate represents the seven-day yield at 12/31/2019.

Key to abbreviation

ADR = American Depositary Receipts

See notes to financial statements.

60	American Funds Insurance Series

Blue Chip Income and Growth Fund

Summary investment portfolio December 31, 2019

Common stocks 96.37%	Shares	Value (000)
Health care 21.60%
Abbott Laboratories	5,266,500	$457,448
UnitedHealth Group Inc.	1,137,000	334,255
AbbVie Inc.	3,603,660	319,068
Amgen Inc.	1,194,510	287,961
Gilead Sciences, Inc.	2,845,712	184,914
Teva Pharmaceutical Industries Ltd. (ADR)[1]	10,333,800	101,271
Humana Inc.	259,000	94,929
Medtronic PLC	700,000	79,415
Other securities		146,171
		2,005,432

Information technology 15.66%
Microsoft Corp.	2,469,200	389,393
QUALCOMM Inc.	2,846,800	251,173
Broadcom Inc.	575,100	181,743
Apple Inc.	400,000	117,460
Mastercard Inc., Class A	337,000	100,625
Intel Corp.	1,680,000	100,548
Texas Instruments Inc.	780,000	100,066
Accenture PLC, Class A	400,000	84,228
Automatic Data Processing, Inc.	338,500	57,715
Other securities		70,326
		1,453,277

Energy 13.73%
Exxon Mobil Corp.	4,883,200	340,750
EOG Resources, Inc.	3,208,800	268,769
Diamondback Energy, Inc.	1,320,033	122,578
Schlumberger Ltd.	2,602,000	104,600
Baker Hughes Co., Class A	3,942,000	101,034
Concho Resources Inc.	859,500	75,266
TC Energy Corp.	1,350,000	71,969
Royal Dutch Shell PLC, Class B (ADR)	1,134,000	68,006
Other securities		121,236
		1,274,208

Consumer staples 10.82%
Philip Morris International Inc.	3,005,600	255,747
British American Tobacco PLC (ADR)	4,935,830	209,575
Constellation Brands, Inc., Class A	793,100	150,491
Costco Wholesale Corp.	273,000	80,240
Coca-Cola Co.	1,387,000	76,770
Altria Group, Inc.	1,500,000	74,865
Other securities		156,377
		1,004,065

Industrials 9.91%
CSX Corp.	3,628,500	262,558
General Dynamics Corp.	1,421,634	250,705
Illinois Tool Works Inc.	650,000	116,760
Airbus Group SE (ADR)	2,639,000	96,983
United Technologies Corp.	500,000	74,880
Union Pacific Corp.	400,000	72,316
Other securities		45,917
		920,119

American Funds Insurance Series	61

Blue Chip Income and Growth Fund

Common stocks (continued)	Shares	Value (000)
Communication services 6.88%
Facebook, Inc., Class A1	1,339,800	$274,994
Alphabet Inc., Class A1	103,775	138,995
Alphabet Inc., Class C1	3,000	4,011
Verizon Communications Inc.	1,604,500	98,516
Comcast Corp., Class A	1,970,000	88,591
Other securities		33,749
		638,856

Financials 5.12%
JPMorgan Chase & Co.	1,309,000	182,475
Wells Fargo & Co.	1,500,000	80,700
U.S. Bancorp	1,000,000	59,290
Other securities		152,813
		475,278

Consumer discretionary 4.87%
Lowe’s Cos., Inc.	1,314,975	157,481
McDonald’s Corp.	500,000	98,805
Other securities		196,078
		452,364

Utilities 3.10%
Public Service Enterprise Group Inc.	2,594,000	153,176
American Electric Power Co., Inc.	600,000	56,706
Other securities		78,146
		288,028

Real estate 2.35%
Other securities		217,896

Materials 2.33%
Linde PLC	884,700	188,353
Other securities		27,638
		215,991

Total common stocks (cost: $6,823,043,000)		8,945,514

Rights & warrants 0.14%
Financials 0.14%
Other securities		13,179

Total rights & warrants (cost: $19,905,000)		13,179

Convertible stocks 0.06%
Health care 0.06%
Other securities		5,777

Total convertible stocks (cost: $4,979,000)		5,777

62	American Funds Insurance Series

Blue Chip Income and Growth Fund

Short-term securities 3.37%	Shares	Value (000)
Money market investments 3.37%
Capital Group Central Cash Fund 1.73%[2]	3,124,623	$312,462

Total short-term securities (cost: $312,432,000)		312,462
Total investment securities 99.94% (cost: $7,160,359,000)		9,276,932
Other assets less liabilities 0.06%		5,429

Net assets 100.00%		$9,282,361

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

[1]	Security did not produce income during the last 12 months.
[2]	Rate represents the seven-day yield at 12/31/2019.

Key to abbreviation

ADR = American Depositary Receipts

See notes to financial statements.

American Funds Insurance Series	63

Global Growth and Income Fund

Summary investment portfolio December 31, 2019

Common stocks 96.65%	Shares	Value (000)
Information technology 15.69%
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	8,650,800	$95,803
Microsoft Corp.	281,000	44,314
PagSeguro Digital Ltd., Class A2	1,128,752	38,558
Broadcom Inc.	121,200	38,302
Apple Inc.	112,390	33,003
ASML Holding NV1	70,000	20,847
Other securities		64,750
		335,577

Industrials 12.59%
Airbus SE, non-registered shares[1]	623,200	91,434
CCR SA, ordinary nominative	7,680,800	36,240
Lockheed Martin Corp.	66,000	25,699
Safran SA1	123,500	19,144
Rheinmetall AG1	151,500	17,422
Boeing Co.	49,400	16,093
Other securities		63,201
		269,233

Financials 11.87%
Sberbank of Russia PJSC (ADR)[1]	1,710,000	28,136
AIA Group Ltd.[1]	2,503,000	26,336
HDFC Bank Ltd.[1]	1,288,000	22,955
Toronto-Dominion Bank (CAD denominated)	300,700	16,865
DBS Group Holdings Ltd.[1]	803,000	15,478
Ping An Insurance (Group) Co. of China, Ltd., Class H1	1,195,000	14,156
CME Group Inc., Class A	70,000	14,050
Sony Financial Holdings Inc.[1]	550,000	13,165
Other securities		102,601
		253,742

Consumer discretionary 9.58%
LVMH Moët Hennessy-Louis Vuitton SE1	56,200	26,174
Home Depot, Inc.	75,500	16,488
Norwegian Cruise Line Holdings Ltd.[2]	275,000	16,063
Flutter Entertainment PLC[1]	124,000	15,143
Alibaba Group Holding Ltd.[1,2]	558,400	14,848
Other securities		116,164
		204,880

Health care 9.36%
UnitedHealth Group Inc.	86,300	25,370
AstraZeneca PLC[1]	167,000	16,708
Boston Scientific Corp.[2]	351,000	15,872
Merck & Co., Inc.	169,850	15,448
Abbott Laboratories	171,000	14,853
Novartis AG1	148,000	14,022
Fleury SA, ordinary nominative	1,750,000	13,281
Other securities		84,510
		200,064

Communication services 8.45%
Nintendo Co., Ltd.[1]	235,700	95,140
Alphabet Inc., Class A2	21,800	29,199
Alphabet Inc., Class C2	7,000	9,359
Comcast Corp., Class A	296,000	13,311
Other securities		33,697
		180,706

64	American Funds Insurance Series

Global Growth and Income Fund

Common stocks	Shares	Value (000)
Materials 7.57%
Fortescue Metals Group Ltd.[1]	4,763,816	$35,905
Freeport-McMoRan Inc.	2,499,000	32,787
Vale SA, ordinary nominative	2,220,000	29,415
Koninklijke DSM NV1	109,000	14,228
Other securities		49,629
		161,964

Energy 6.53%
Reliance Industries Ltd.[1]	2,714,148	57,652
Gazprom PJSC (ADR)[1]	3,431,000	28,254
Other securities		53,777
		139,683

Utilities 5.79%
E.ON SE1	3,644,000	38,972
Ørsted AS1	345,482	35,794
Enel SpA[1]	3,539,000	28,154
Other securities		20,931
		123,851

Real estate 5.19%
MGM Growth Properties LLC REIT, Class A	1,101,200	34,104
Gaming and Leisure Properties, Inc. REIT	425,000	18,296
Alexandria Real Estate Equities, Inc. REIT	103,000	16,643
Other securities		42,014
		111,057

Consumer staples 4.03%
Nestlé SA1	324,275	35,131
Other securities		50,996
		86,127

Total common stocks (cost: $1,433,746,000)		2,066,884

Preferred securities 0.37%
Financials 0.37%
Other securities		7,892

Total preferred securities (cost: $6,929,000)		7,892

Bonds, notes & other debt instruments 1.63%	Principal amount (000)
Corporate bonds & notes 1.63%
Communication services 1.63%
Sprint Corp. 7.25% 2021	$33,000	34,957

Total bonds, notes & other debt instruments (cost: $32,020,000)		34,957

Short-term securities 1.34%	Shares
Money market investments 1.34%
Capital Group Central Cash Fund 1.73%[3]	285,611	28,561

Total short-term securities (cost: $28,489,000)		28,561
Total investment securities 99.99% (cost: $1,501,184,000)		2,138,294
Other assets less liabilities 0.01%		189

Net assets 100.00%		$2,138,483

American Funds Insurance Series	65

Global Growth and Income Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

Contract amount				Unrealized depreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2019 (000)
USD7,235	AUD10,500	Citibank	1/17/2020	$(137)

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $1,146,095,000, which represented 53.59% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Rate represents the seven-day yield at 12/31/2019.

Key to abbreviations and symbol

ADR = American Depositary Receipts

AUD = Australian dollars

CAD = Canadian dollars

USD/$ = U.S. dollars

See notes to financial statements.

66	American Funds Insurance Series

Growth-Income Fund

Summary investment portfolio December 31, 2019

Common stocks 94.10%	Shares	Value (000)
Health care 16.21%
UnitedHealth Group Inc.	3,133,668	$921,236
Abbott Laboratories	6,789,069	589,698
Amgen Inc.	2,000,500	482,261
Gilead Sciences, Inc.	6,917,600	449,506
Eli Lilly and Co.	2,892,600	380,174
Merck & Co., Inc.	3,338,880	303,671
Cigna Corp.	1,327,418	271,444
AstraZeneca PLC[1]	1,643,500	164,430
AstraZeneca PLC (ADR)	1,228,600	61,258
Other securities		2,215,742
		5,839,420

Information technology 15.04%
Microsoft Corp.	9,454,500	1,490,975
Broadcom Inc.	2,152,434	680,212
Intel Corp.	6,651,600	398,098
Texas Instruments Inc.	2,127,082	272,883
Accenture PLC, Class A	1,067,900	224,868
Visa Inc., Class A	1,160,200	218,002
Mastercard Inc., Class A	710,000	211,999
Other securities		1,923,211
		5,420,248

Communication services 12.02%
Facebook, Inc., Class A2	6,826,100	1,401,057
Netflix, Inc.[2]	2,352,425	761,174
Alphabet Inc., Class C2	296,784	396,806
Alphabet Inc., Class A2	247,980	332,142
Comcast Corp., Class A	6,693,400	301,002
Charter Communications, Inc., Class A2	438,369	212,644
Verizon Communications Inc.	3,379,400	207,495
Other securities		719,670
		4,331,990

Financials 10.86%
JPMorgan Chase & Co.	4,005,030	558,301
CME Group Inc., Class A	1,642,100	329,602
Intercontinental Exchange, Inc.	3,183,555	294,638
Willis Towers Watson PLC	1,314,000	265,349
Aon PLC, Class A	1,214,800	253,031
Nasdaq, Inc.	2,129,600	228,080
Bank of New York Mellon Corp.	4,159,300	209,338
Other securities		1,773,710
		3,912,049

Industrials 10.57%
Airbus SE, non-registered shares[1]	2,904,564	426,151
BWX Technologies, Inc.[3]	5,414,670	336,143
TransDigm Group Inc.	578,800	324,128
Northrop Grumman Corp.	733,200	252,199
General Dynamics Corp.	1,381,600	243,645
Equifax Inc.	1,386,600	194,290
Other securities		2,031,239
		3,807,795

American Funds Insurance Series	67

Growth-Income Fund

Common stocks (continued)	Shares	Value (000)
Consumer staples 7.10%
Coca-Cola Co.	7,316,100	$404,946
British American Tobacco PLC[1]	8,069,260	343,793
British American Tobacco PLC (ADR)	479,440	20,357
Keurig Dr Pepper Inc.	7,241,735	209,648
Carlsberg A/S, Class B1	1,390,224	207,388
Other securities		1,372,011
		2,558,143

Energy 6.94%
Exxon Mobil Corp.	6,274,200	437,814
EOG Resources, Inc.	3,943,800	330,333
Chevron Corp.	2,485,800	299,564
Enbridge Inc. (CAD denominated)	7,486,412	297,658
Canadian Natural Resources, Ltd. (CAD denominated)	8,803,800	284,748
Other securities		849,638
		2,499,755

Consumer discretionary 5.06%
Amazon.com, Inc.[2]	297,400	549,548
Other securities		1,274,385
		1,823,933

Materials 4.83%
Celanese Corp.	3,243,233	399,307
Linde PLC	1,152,000	245,261
Other securities		1,096,901
		1,741,469

Real estate 2.97%
Equinix, Inc. REIT	533,800	311,579
Crown Castle International Corp. REIT	2,071,500	294,464
Other securities		462,520
		1,068,563

Utilities 2.45%
Sempra Energy	1,784,000	270,241
Other securities		610,705
		880,946

Mutual funds 0.05%
Other securities		16,337

Total common stocks (cost: $23,281,968,000)		33,900,648

Convertible stocks 0.51%
Real estate 0.24%
Crown Castle International Corp. REIT, Series A, convertible preferred, 6.875% 2020	67,900	87,030

Health care 0.16%
Other securities		58,952

Information technology 0.11%
Broadcom Inc., Series A, cumulative convertible preferred, 8.00% 2022	32,900	38,755

Total convertible stocks (cost: $162,141,000)		184,737

68	American Funds Insurance Series

Growth-Income Fund

Bonds, notes & other debt instruments 0.02%	Principal amount (000)	Value (000)
Corporate bonds & notes 0.02%
Energy 0.02%
Other securities		$5,722

Total bonds, notes & other debt instruments (cost: $5,266,000)		5,722

Short-term securities 5.39%	Shares
Money market investments 5.39%
Capital Group Central Cash Fund 1.73%[4]	19,405,997	1,940,600

Total short-term securities (cost: $1,939,508,000)		1,940,600
Total investment securities 100.02% (cost: $25,388,883,000)		36,031,707
Other assets less liabilities (0.02)%		(5,441)

Net assets 100.00%		$36,026,266

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities“ also includes a security (with a value of $5,722,000, which represented .02% of the net assets of the fund) which was acquired in transactions exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings represent 5% or more of the outstanding voting shares of that company. The value of the fund’s affiliated-company holding is shown in the summary investment portfolio. Further details on this holding and related transactions during the year ended December 31, 2019, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized loss (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliates at 12/31/2019 (000)
Common stocks 0.93%
Industrials 0.93%
BWX Technologies, Inc.	5,290,948	489,900	366,178	5,414,670	$(1,021)	$128,124	$3,592	$336,143

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $3,637,561,000, which represented 10.10% of the net assets of the fund. This amount includes $3,621,224,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Rate represents the seven-day yield at 12/31/2019.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

See notes to financial statements.

American Funds Insurance Series	69

International Growth and Income Fund

Summary investment portfolio December 31, 2019

Common stocks 88.41%	Shares	Value (000)
Financials 16.74%
HDFC Bank Ltd.[1]	2,457,600	$43,799
Zurich Insurance Group AG1	92,200	37,815
AIA Group Ltd.[1]	2,338,600	24,606
Banco Santander, SA1	4,834,538	20,413
ING Groep NV1	1,367,000	16,429
Sony Financial Holdings Inc.[1]	660,400	15,808
Prudential PLC[1]	738,000	14,200
Bank Rakyat Indonesia (Persero) Tbk PT1	43,843,000	13,837
DBS Group Holdings Ltd.[1]	558,000	10,756
Haci Ömer Sabanci Holding AS1	6,520,900	10,463
Other securities		43,052
		251,178

Industrials 10.95%
Airbus SE, non-registered shares[1]	216,160	31,715
Shanghai International Airport Co., Ltd., Class A1	2,590,033	29,298
ASSA ABLOY AB, Class B1	681,100	15,916
Komatsu Ltd.[1]	629,600	15,095
Airports of Thailand PCL, foreign registered[1]	5,250,000	12,974
SMC Corp.[1]	23,300	10,651
Adani Ports & Special Economic Zone Ltd.[1]	1,975,327	10,135
Other securities		38,511
		164,295

Consumer discretionary 10.51%
Luckin Coffee Inc., Class A (ADR)[2]	987,340	38,862
Sony Corp.[1]	430,000	29,269
LVMH Moët Hennessy-Louis Vuitton SE1	48,000	22,355
Kering SA1	29,000	19,104
Galaxy Entertainment Group Ltd.[1]	2,365,000	17,432
Alibaba Group Holding Ltd. (ADR)[2]	79,100	16,777
Other securities		13,788
		157,587

Health care 9.46%
Novartis AG1	502,545	47,612
Daiichi Sankyo Co., Ltd.[1]	561,000	37,044
Takeda Pharmaceutical Co. Ltd.[1]	518,353	20,536
Fresenius SE & Co. KGaA[1]	275,800	15,568
Other securities		21,085
		141,845

Energy 7.44%
Royal Dutch Shell PLC, Class A (GBP denominated)[1]	2,147,691	63,839
Royal Dutch Shell PLC, Class B1	138,000	4,112
TOTAL SA1	404,534	22,356
Canadian Natural Resources, Ltd. (CAD denominated)	272,500	8,814
Canadian Natural Resources, Ltd.	92,000	2,976
Other securities		9,504
		111,601

Utilities 6.31%
E.ON SE1	3,488,000	37,304
ENN Energy Holdings Ltd.[1]	1,658,000	18,128
Other securities		39,281
		94,713

70	American Funds Insurance Series

International Growth and Income Fund

Common stocks	Shares	Value (000)
Materials 6.11%
Rio Tinto PLC[1]	658,800	$39,144
Kansai Paint Co., Ltd.[1]	512,000	12,514
Air Liquide SA, non-registered shares[1]	79,200	11,256
Other securities		28,698
		91,612

Information technology 5.64%
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	2,804,000	31,053
Tokyo Electron Ltd.[1]	96,500	21,206
ASML Holding NV1	47,800	14,235
Samsung Electronics Co., Ltd.[1]	259,000	12,480
Other securities		5,577
		84,551

Consumer staples 5.21%
British American Tobacco PLC[1]	548,402	23,365
Pernod Ricard SA1	128,650	23,029
Coca-Cola Icecek AS, Class C1	2,631,000	17,131
Other securities		14,657
		78,182

Communication services 5.15%
Singapore Telecommunications Ltd.[1]	9,429,449	23,646
SoftBank Group Corp.[1]	487,600	21,229
Yandex NV, Class A2	470,000	20,440
Other securities		12,003
		77,318

Real estate 4.89%
Sun Hung Kai Properties Ltd.[1]	2,061,500	31,622
CK Asset Holdings Ltd.[1]	2,626,000	19,032
China Overseas Land & Investment Ltd.[1]	3,944,000	15,403
Other securities		7,322
		73,379

Total common stocks (cost: $1,069,560,000)		1,326,261

Preferred securities 2.10%
Financials 1.83%
Itaú Unibanco Holding SA, preferred nominative (ADR)	2,993,550	27,391

Energy 0.27%
Other securities		4,072

Total preferred securities (cost: $26,377,000)		31,463

Bonds, notes & other debt instruments 1.12%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 0.58%
Bonds & notes of governments & government agencies outside the U.S. 0.58%
Other securities		8,743

Corporate bonds & notes 0.54%
Other 0.54%
Other securities		8,076

Total bonds, notes & other debt instruments (cost: $15,646,000)		16,819

American Funds Insurance Series	71

International Growth and Income Fund

Short-term securities 8.54%	Shares	Value (000)
Money market investments 8.54%
Capital Group Central Cash Fund 1.73%[3]	1,280,263	$128,026

Total short-term securities (cost: $127,980,000)		128,026
Total investment securities 100.17% (cost: $1,239,563,000)		1,502,569
Other assets less liabilities (0.17)%		(2,483)

Net assets 100.00%		$1,500,086

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities“ also includes a security (with a value of $1,931,000, which represented .13% of the net assets of the fund) which was acquired in transactions exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

Forward currency contracts

Contract amount				Unrealized depreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2019 (000)
USD1,609	GBP1,223	Bank of America	1/9/2020	$(11)

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $1,211,171,000, which represented 80.74% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Rate represents the seven-day yield at 12/31/2019.

Key to abbreviations and symbol

ADR = American Depositary Receipts

CAD = Canadian dollars

GBP = British pounds

USD/$ = U.S. dollars

See notes to financial statements.

72	American Funds Insurance Series

Capital Income Builder

Summary investment portfolio December 31, 2019

Common stocks 68.57%	Shares	Value (000)
Consumer staples 10.33%
Philip Morris International Inc.	188,220	$16,016
British American Tobacco PLC[1]	307,500	13,101
Diageo PLC[1]	303,200	12,777
Coca-Cola Co.	225,000	12,454
Carlsberg A/S, Class B1	72,426	10,804
Altria Group, Inc.	205,470	10,255
Nestlé SA1	69,277	7,505
Imperial Brands PLC[1]	291,600	7,225
Other securities		13,015
		103,152

Information technology 9.62%
Microsoft Corp.	119,020	18,769
Broadcom Inc.	51,500	16,275
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	1,366,800	15,137
Intel Corp.	221,100	13,233
QUALCOMM Inc.	123,400	10,888
Other securities		21,730
		96,032

Financials 8.43%
CME Group Inc., Class A	66,166	13,281
Zurich Insurance Group AG1	31,098	12,755
JPMorgan Chase & Co.	72,900	10,162
Truist Financial Corp.	152,006	8,561
Sampo Oyj, Class A1	153,061	6,678
Swedbank AB, Class A1	419,333	6,254
Other securities		26,516
		84,207

Real estate 7.88%
American Tower Corp. REIT	81,369	18,700
Crown Castle International Corp. REIT	130,300	18,522
Link Real Estate Investment Trust REIT[1]	848,000	9,003
CK Asset Holdings Ltd.[1]	971,500	7,041
Other securities		25,386
		78,652

Energy 6.06%
Royal Dutch Shell PLC, Class B1	661,840	19,721
Royal Dutch Shell PLC, Class B (ADR)	8,500	510
Royal Dutch Shell PLC, Class A (GBP denominated)[1]	101	3
Enbridge Inc. (CAD denominated)	458,570	18,233
Chevron Corp.	57,700	6,953
Other securities		15,110
		60,530

Health care 5.32%
AstraZeneca PLC[1]	123,900	12,396
AstraZeneca PLC (ADR)	145,100	7,235
GlaxoSmithKline PLC[1]	541,100	12,730
Pfizer Inc.	207,500	8,130
Other securities		12,654
		53,145

Communication services 4.89%
Vodafone Group PLC[1]	6,536,800	12,690
Koninklijke KPN NV1	2,808,662	8,299
Nippon Telegraph and Telephone Corp.[1]	263,000	6,662
Other securities		21,142
		48,793

American Funds Insurance Series	73

Capital Income Builder

Common stocks (continued)	Shares	Value (000)
Utilities 4.80%
Enel SpA[1]	2,008,308	$15,977
Edison International	159,800	12,050
SSE PLC[1]	339,756	6,510
Other securities		13,413
		47,950

Industrials 4.52%
Airbus SE, non-registered shares[1]	92,765	13,610
Boeing Co.	21,750	7,085
BOC Aviation Ltd.[1]	646,700	6,570
Other securities		17,891
		45,156

Consumer discretionary 4.07%
Las Vegas Sands Corp.	195,000	13,463
Sands China Ltd.[1]	1,782,000	9,556
Other securities		17,667
		40,686

Materials 2.65%
Dow Inc.	164,133	8,983
Other securities		17,517
		26,500

Total common stocks (cost: $597,003,000)		684,803

Rights & warrants 0.00%
Energy 0.00%
Other securities		—	[2]

Total rights & warrants (cost: $1,000)		—	[2]

Convertible stocks 1.61%
Utilities 0.74%
Sempra Energy, Series A, convertible preferred, 6.00% 2021	61,600	7,393

Information technology 0.46%
Broadcom Inc., Series A, cumulative convertible preferred, 8.00% 2022	3,900	4,594

Real estate 0.41%
Crown Castle International Corp. REIT, Series A, convertible preferred, 6.875% 2020	3,150	4,038

Total convertible stocks (cost: $13,498,000)		16,025

Bonds, notes & other debt instruments 21.35%	Principal amount (000)
U.S. Treasury bonds & notes 10.37%
U.S. Treasury 9.79%
U.S. Treasury 1.75% 2020	$8,000	8,008
U.S. Treasury 2.00% 2022[3]	15,000	15,159
U.S. Treasury 2.125% 2022	8,800	8,931
U.S. Treasury 2.00% 2025	13,200	13,384
U.S. Treasury 1.875% 2026	6,300	6,331
U.S. Treasury 2.00% 2026	7,500	7,588
U.S. Treasury 0%–3.13% 2021–2049[3]	40,841	38,435
		97,836

74	American Funds Insurance Series

Capital Income Builder

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)
U.S. Treasury inflation-protected securities 0.58%
U.S. Treasury Inflation-Protected Securities 0.50%–0.63% 2023–2028[4]	$5,698	$5,788

Total U.S. Treasury bonds & notes		103,624

Corporate bonds & notes 4.87%
Utilities 0.85%
Edison International 3.55%–5.75% 2024–2028	865	903
Southern California Edison Co. 3.60%–4.13% 2028–2048	694	720
Other securities		6,900
		8,523

Consumer staples 0.69%
Altria Group, Inc. 5.95% 2049	327	396
British American Tobacco PLC 3.22%–4.76% 2026–2049	1,190	1,211
Philip Morris International Inc. 3.375% 2029	450	472
Other securities		4,829
		6,908

Financials 0.68%
JPMorgan Chase & Co. 2.739% 2030 (USD-SOFR + 1.51% on 10/15/2029)[5]	246	246
Other securities		6,580
		6,826

Information technology 0.65%
Broadcom Inc. 4.75% 2029[6]	490	536
Broadcom Ltd. 3.875% 2027	370	384
Microsoft Corp. 1.55%–2.40% 2021–2022	1,505	1,519
Other securities		4,008
		6,447

Health care 0.53%
AstraZeneca PLC 3.375% 2025	200	212
Other securities		5,106
		5,318

Energy 0.41%
Enbridge Energy Partners, LP 7.375% 2045	73	109
Shell International Finance BV 2.00% 2024	420	419
Other securities		3,548
		4,076

Communication services 0.30%
Vodafone Group PLC 4.25% 2050	75	79
Other securities		2,904
		2,983

Other 0.76%
Other securities		7,557

Total corporate bonds & notes		48,638

Mortgage-backed obligations 4.64%
Federal agency mortgage-backed obligations 4.13%
Freddie Mac 3.01%–3.50% 2045–2049[7,8]	13,624	13,995
Other securities		27,245
		41,240

American Funds Insurance Series	75

Capital Income Builder

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) 0.51%
Other securities		$5,082

Total mortgage-backed obligations		46,322

Asset-backed obligations 1.43%
Ford Credit Auto Owner Trust, Series 2015-1, Class A, 2.12% 2026[6,7]	$6,959	6,959
Other securities		7,310

Total asset-backed obligations		14,269

Municipals 0.04%
Other securities		415

Total bonds, notes & other debt instruments (cost: $208,835,000)		213,268

Short-term securities 7.66%	Shares
Money market investments 7.66%
Capital Group Central Cash Fund 1.73%[9]	765,198	76,520

Total short-term securities (cost: $76,393,000)		76,520
Total investment securities 99.19% (cost: $895,730,000)		990,616
Other assets less liabilities 0.81%		8,100

Net assets 100.00%		$998,716

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000) [10]	Value at 12/31/2019 (000) [11]	Unrealized (depreciation) appreciation at 12/31/2019 (000)
2 Year U.S. Treasury Note Futures	Long	422	April 2020	$84,400	$90,941	$(41)
5 Year U.S. Treasury Note Futures	Short	50	April 2020	(5,000)	(5,930)	27
10 Year U.S. Treasury Note Futures	Long	37	March 2020	3,700	4,752	(40)
10 Year Ultra U.S. Treasury Note Futures	Short	6	March 2020	(600)	(844)	10
20 Year U.S. Treasury Bond Futures	Long	49	March 2020	4,900	7,639	(162)
30 Year Ultra U.S. Treasury Bond Futures	Long	23	March 2020	2,300	4,178	(125)
						$(331)

76	American Funds Insurance Series

Capital Income Builder

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2019 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 12/31/2019 (000)
2.197%	U.S. EFFR	4/15/2021	$31,000	$253	$—	$253
1.6325%	U.S. EFFR	7/18/2021	40,000	75	—	75
1.3615%	U.S. EFFR	11/1/2021	23,500	(36)	—	(36)
1.281%	U.S. EFFR	11/4/2021	23,500	(70)	—	(70)
U.S. EFFR	1.335%	11/26/2021	38,000	77	—	77
2.21875%	U.S. EFFR	3/14/2024	9,000	271	—	271
U.S. EFFR	1.485%	10/23/2029	5,000	76	—	76
U.S. EFFR	1.4869%	10/23/2029	4,600	69	—	69
U.S. EFFR	1.453%	10/24/2029	5,800	105	—	105
U.S. EFFR	1.4741%	10/24/2029	5,800	94	—	94
U.S. EFFR	1.4495%	10/24/2029	4,200	78	—	78
U.S. EFFR	1.446%	10/24/2029	600	11	—	11
1.419%	U.S. EFFR	11/26/2029	8,000	(174)	—	(174)
					$—	$829

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $345,473,000, which represented 34.59% of the net assets of the fund. This amount includes $345,261,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Amount less than one thousand.
[3]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $1,180,000, which represented .12% of the net assets of the fund.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	Step bond; coupon rate may change at a later date.
[6]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $21,329,000, which represented 2.14% of the net assets of the fund.
[7]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[8]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[9]	Rate represents the seven-day yield at 12/31/2019.
[10]	Notional amount is calculated based on the number of contracts and notional contract size.
[11]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol

ADR = American Depositary Receipts

CAD = Canadian dollars

EFFR = Effective Federal Funds Rate

GBP = British pounds

SOFR = Secured Overnight Financing Rate

USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series	77

Asset Allocation Fund

Summary investment portfolio December 31, 2019

Common stocks 64.44%	Shares	Value (000)
Information technology 15.65%
Microsoft Corp.	6,891,900	$1,086,852
Broadcom Inc.	2,097,200	662,757
ASML Holding NV (New York registered)	1,865,000	551,928
ASML Holding NV1	70,000	20,847
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	6,806,700	395,469
MKS Instruments, Inc.[2]	2,800,000	308,028
VeriSign, Inc.[3]	1,400,000	269,752
Intel Corp.	3,500,000	209,475
Visa Inc., Class A	1,032,000	193,913
Dell Technologies Inc., Class C3	3,387,100	174,063
Mastercard Inc., Class A	451,000	134,664
Other securities		284,508
		4,292,256

Financials 11.02%
First Republic Bank	3,380,000	396,981
Chubb Ltd.	2,375,000	369,693
Arch Capital Group Ltd.[3]	7,331,500	314,448
JPMorgan Chase & Co.	1,600,000	223,040
Bank of America Corp.	6,000,000	211,320
Capital One Financial Corp.	2,000,000	205,820
Citigroup Inc.	2,500,000	199,725
CME Group Inc., Class A	977,200	196,144
Apollo Global Management, Inc., Class A	3,090,000	147,424
Other securities		758,031
		3,022,626

Health care 10.65%
UnitedHealth Group Inc.	2,016,300	592,752
Johnson & Johnson	3,200,000	466,784
Humana Inc.	1,265,000	463,648
Abbott Laboratories	3,000,000	260,580
Cigna Corp.	1,250,000	255,612
Merck & Co., Inc.	2,420,300	220,126
Other securities		660,419
		2,919,921

Industrials 5.90%
Northrop Grumman Corp.	1,449,400	498,550
Boeing Co.	1,417,300	461,700
Lockheed Martin Corp.	847,200	329,883
CSX Corp.	1,875,000	135,675
Other securities		191,830
		1,617,638

Consumer discretionary 4.89%
Home Depot, Inc.	1,188,000	259,435
Amazon.com, Inc.[3]	103,000	190,328
Suzuki Motor Corp.[1]	4,500,000	188,490
Aramark	4,300,000	186,620
General Motors Co.	4,100,000	150,060
VF Corp.	1,400,000	139,524
Kontoor Brands, Inc.[2]	3,250,000	136,467
Other securities		90,610
		1,341,534

78	American Funds Insurance Series

Asset Allocation Fund

Common stocks	Shares	Value (000)
Communication services 4.32%
Charter Communications, Inc., Class A3	942,126	$457,006
Alphabet Inc., Class C3	133,600	178,626
Alphabet Inc., Class A3	111,200	148,940
Facebook, Inc., Class A3	1,077,100	221,075
Other securities		178,690
		1,184,337

Consumer staples 4.20%
Philip Morris International Inc.	6,243,000	531,217
Nestlé SA1	3,006,689	325,734
Nestlé SA (ADR)	900,000	97,434
Altria Group, Inc.	3,200,000	159,712
Other securities		37,280
		1,151,377

Energy 3.76%
Noble Energy, Inc.	13,500,000	335,340
Cenovus Energy Inc. (CAD denominated)	29,000,000	294,790
Royal Dutch Shell PLC, Class B (ADR)	2,745,000	164,618
Other securities		234,790
		1,029,538

Materials 2.55%
Dow Inc.	5,416,666	296,454
Other securities		401,213
		697,667

Real estate 0.87%
Other securities		238,213

Utilities 0.63%
CMS Energy Corp.	2,284,700	143,570
Other securities		29,351
		172,921

Total common stocks (cost: $11,151,198,000)		17,668,028

Rights & warrants 0.00%
Other 0.00%
Other securities		1,070

Total rights & warrants (cost: $3,366,000)		1,070

Convertible stocks 0.52%
Information technology 0.26%
Broadcom Inc., Series A, cumulative convertible preferred, 8.00% 2022[4]	60,000	70,678

Other 0.26%
Other securities		72,133

Total convertible stocks (cost: $126,588,000)		142,811

Convertible bonds 0.00%	Principal amount (000)
Communication services 0.00%
Other securities		127

Total convertible bonds (cost: $101,000)		127

American Funds Insurance Series	79

Asset Allocation Fund

Bonds, notes & other debt instruments 29.78%	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 11.77%
U.S. Treasury 9.68%
U.S. Treasury 2.50% 2021	$200,000	$201,868
U.S. Treasury 1.75% 2024	155,150	155,659
U.S. Treasury 2.50% 2024[5]	225,000	232,461
U.S. Treasury 1.13%–3.00% 2020–2049[5]	2,040,982	2,063,170
		2,653,158

U.S. Treasury inflation-protected securities 2.09%
U.S. Treasury Inflation-Protected Securities 0.13%–1.38% 2024–2049[5,6]	545,525	573,509

Total U.S. Treasury bonds & notes		3,226,667

Corporate bonds & notes 10.36%
Health care 1.67%
UnitedHealth Group Inc. 2.38%–4.45% 2024–2048	14,455	16,075
Other securities		441,912
		457,987

Financials 1.52%
ACE INA Holdings Inc. 2.30%–4.35% 2020–2045	7,405	7,765
Other securities		410,159
		417,924

Energy 1.34%
Cenovus Energy Inc. 3.80%–5.40% 2023–2047	11,635	12,381
Noble Energy, Inc. 3.25%–4.95% 2028–2047	9,438	9,703
Other securities		344,613
		366,697

Communication services 1.07%
Alphabet Inc. 1.998% 2026	3,000	2,984
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50%–6.48% 2023–2050[7]	37,855	41,961
Other securities		248,604
		293,549

Industrials 0.82%
Boeing Co. 2.70%–3.90% 2022–2049	17,781	18,552
Lockheed Martin Corp. 2.50%–3.55% 2020–2026	10,935	11,243
Northrop Grumman Corp. 2.55%–3.25% 2022–2028	16,052	16,535
Other securities		179,446
		225,776

Consumer discretionary 0.72%
Home Depot, Inc. 2.95%–4.50% 2028–2048	14,113	15,332
Other securities		180,639
		195,971

Consumer staples 0.64%
Nestlé Holdings, Inc. 3.35% 2023[7]	750	785
Philip Morris International Inc. 1.88%–3.38% 2020–2029	12,186	12,513
Other securities		162,290
		175,588

Information technology 0.47%
Broadcom Inc. 3.13%–4.75% 2022–2029[7]	26,670	28,598
Broadcom Ltd. 3.50%–3.88% 2024–2028	7,524	7,700
Microsoft Corp. 1.55%–4.25% 2021–2047	20,985	22,758
Other securities		71,003
		130,059

80	American Funds Insurance Series

Asset Allocation Fund

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)
Other 2.11%
Other securities		$577,127

Total corporate bonds & notes		2,840,678

Mortgage-backed obligations 6.93%
Federal agency mortgage-backed obligations 6.68%
Fannie Mae 0%–7.50% 2021–2050[8,9]	$628,513	649,074
Freddie Mac 2.45%–5.42% 2023–2049[8,9]	289,392	299,107
Government National Mortgage Assn. 3.50%–4.50% 2048–2050[8,10]	535,819	556,289
Other securities		327,651
		1,832,121

Other 0.25%
Other securities		68,092

Total mortgage-backed obligations		1,900,213

Federal agency bonds & notes 0.05%
Fannie Mae 1.875% 2026	13,000	12,974

Other 0.67%
Other securities		186,876

Total bonds, notes & other debt instruments (cost: $8,000,047,000)		8,167,408

Short-term securities 5.80%	Shares
Money market investments 5.80%
Capital Group Central Cash Fund 1.73%[11]	15,848,444	1,584,844
Fidelity Institutional Money Market Funds - Government Portfolio 1.49%[11,12]	997,009	997
Goldman Sachs Financial Square Government Fund 1.50%[11,12]	960,737	961
Morgan Stanley Institutional Liquidity Funds - Government Portfolio 1.51%[11,12]	2,634,650	2,635
		1,589,437

Total short-term securities (cost: $1,588,867,000)		1,589,437
Total investment securities 100.54% (cost: $20,870,167,000)		27,568,881
Other assets less liabilities (0.54)%		(149,226)

Net assets 100.00%		$27,419,655

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $40,104,000, which represented .15% of the net assets of the fund. Some securities in “Other securities” (with an aggregate value of $4,194,000, an aggregate cost of $9,168,000, and which represented .02% of the net assets of the fund) were acquired from 9/26/2013 to 9/4/2018 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

American Funds Insurance Series	81

Asset Allocation Fund

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000) [13]	Value at 12/31/2019 (000) [14]	Unrealized (depreciation) appreciation at 12/31/2019 (000)
2 Year U.S. Treasury Note Futures	Long	5,773	April 2020	$1,154,600	$1,244,082	$(625)
5 Year U.S. Treasury Note Futures	Long	5,836	April 2020	583,600	692,204	(2,360)
10 Year U.S. Treasury Note Futures	Short	214	March 2020	(21,400)	(27,482)	290
10 Year Ultra U.S. Treasury Note Futures	Short	836	March 2020	(83,600)	(117,628)	1,420
30 Year Ultra U.S. Treasury Bond Futures	Long	291	March 2020	29,100	52,862	(1,687)
						$(2,962)

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2019 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2019 (000)
3-month USD-LIBOR	2.18075%	3/29/2024	$26,400	$(518)	$—	$(518)
3-month USD-LIBOR	2.194%	3/29/2024	101,900	(2,056)	—	(2,056)
3-month USD-LIBOR	2.21875%	3/29/2024	107,250	(2,273)	—	(2,273)
3-month USD-LIBOR	1.5615%	11/27/2024	130,000	1,035	—	1,035
					$—	$(3,812)

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings represent 5% or more of the outstanding voting shares of that company. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on these holdings and related transactions during the year ended December 31, 2019, appear below.

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Net realized loss (000)	Net unrealized appreciation (000)	Dividend or interest income (000)	Value of affiliates at 12/31/2019 (000)
Common stocks 1.62%
Information technology 1.12%
MKS Instruments, Inc.	—	2,800,000	—	2,800,000	$—	$70,752	$1,510	$308,028

Consumer discretionary 0.50%
Kontoor Brands, Inc.	—	3,250,000	—	3,250,000	—	45,066	3,548	136,467
Dillard’s, Inc., Class A (USA)[15]	1,700,000	—	1,700,000	—	(5,248)	7,584	340	—
								136,467

Energy 0.00%
Weatherford International PLC[3,15]	60,000,000	—	60,000,000	—	(446,158)	415,322	—	—

Total common stocks								444,495

Bonds, notes & other debt instruments 0.00%
Energy 0.00%
Weatherford International LLC 9.875% 2025[15,16]	—	$2,550,000	$2,550,000	—	(1,906)	—	108	—
Weatherford International PLC 4.50% 2022[15,16]	$6,365,000	—	$6,365,000	—	(4,097)	1,849	198	—
Weatherford International PLC 8.25% 2023[15,16]	$5,800,000	—	$5,800,000	—	(4,441)	2,224	243	—
Weatherford International PLC 9.875% 2024[15,16]	$1,000,000	—	$1,000,000	—	(778)	391	49	—
Weatherford International PLC 9.875% 2025[7,15]	$2,550,000	—	$2,550,000	—	—	973	19	—

82	American Funds Insurance Series

Asset Allocation Fund

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Net realized loss (000)	Net unrealized appreciation (000)	Dividend or interest income (000)	Value of affiliates at 12/31/2019 (000)
Weatherford International PLC 6.50% 2036[15,16]	$7,595,000	—	$7,595,000	—	$(4,703)	$2,519	$249	$—
Weatherford International PLC 6.75% 2040[15,16]	$7,825,000	—	$7,825,000	—	(3,983)	1,811	270	—
								—
Total 1.62%					$(471,314)	$548,491	$6,534	$444,495

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $923,930,000, which represented 3.37% of the net assets of the fund. This amount includes $906,137,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Security did not produce income during the last 12 months.
[4]	All or a portion of this security was on loan. The total value of all such securities, including those in “Other securities,” was $5,211,000, which represented .02% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[5]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $15,999,000, which represented .06% of the net assets of the fund.
[6]	Index-linked bond whose principal amount moves with a government price index.
[7]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $975,763,000, which represented 3.56% of the net assets of the fund.
[8]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[9]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[10]	Purchased on a TBA basis.
[11]	Rate represents the seven-day yield at 12/31/2019.
[12]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[13]	Notional amount is calculated based on the number of contracts and notional contract size.
[14]	Value is calculated based on the notional amount and current market price.
[15]	Unaffiliated issuer at 12/31/2019.
[16]	Scheduled interest and/or principal payment was not received.

Key to abbreviations and symbol

ADR = American Depositary Receipts

CAD = Canadian dollars

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series	83

Global Balanced Fund

Summary investment portfolio December 31, 2019

Common stocks 64.17%	Shares	Value (000)
Information technology 13.78%
ASML Holding NV1	34,500	$10,275
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	860,000	9,524
Broadcom Inc.	26,895	8,500
Microsoft Corp.	49,620	7,825
PagSeguro Digital Ltd., Class A2	154,528	5,279
Temenos AG1	18,000	2,846
Visa Inc., Class A	14,600	2,743
Tokyo Electron Ltd.[1]	11,800	2,593
Other securities		10,638
		60,223

Health care 11.01%
Merck & Co., Inc.	116,325	10,580
AstraZeneca PLC[1]	102,050	10,210
Humana Inc.	16,330	5,985
Coloplast A/S, Class B1	23,150	2,878
Mettler-Toledo International Inc.[2]	3,500	2,776
Other securities		15,696
		48,125

Financials 9.46%
JPMorgan Chase & Co.	43,800	6,106
Zurich Insurance Group AG1	13,940	5,717
Sberbank of Russia PJSC (ADR)[1]	331,000	5,446
Berkshire Hathaway Inc., Class A2	16	5,434
AIA Group Ltd.[1]	426,000	4,482
B3 SA - Brasil, Bolsa, Balcao	376,000	4,016
BlackRock, Inc.	5,730	2,881
Other securities		7,260
		41,342

Consumer staples 8.98%
Nestlé SA1	64,100	6,944
British American Tobacco PLC[1]	156,300	6,659
Altria Group, Inc.	122,500	6,114
Philip Morris International Inc.	59,300	5,046
Anheuser-Busch InBev SA/NV1	47,200	3,871
Keurig Dr Pepper Inc.	106,000	3,069
Other securities		7,540
		39,243

Industrials 7.38%
Boeing Co.	12,700	4,137
Edenred SA1	66,528	3,442
MTU Aero Engines AG1	9,800	2,798
Other securities		21,883
		32,260

Consumer discretionary 4.48%
Home Depot, Inc.	21,275	4,646
General Motors Co.	110,500	4,044
Alibaba Group Holding Ltd.[1,2]	109,600	2,915
LVMH Moët Hennessy-Louis Vuitton SE1	5,765	2,685
Other securities		5,264
		19,554

Materials 2.71%
Givaudan SA1	815	2,551
Other securities		9,273
		11,824

84	American Funds Insurance Series

Global Balanced Fund

Common stocks	Shares	Value (000)
Real estate 2.39%
Crown Castle International Corp. REIT	23,940	$3,403
Gaming and Leisure Properties, Inc. REIT	59,720	2,571
Other securities		4,444
		10,418

Communication services 1.65%
Alphabet Inc., Class C2	3,579	4,785
Other securities		2,422
		7,207

Energy 1.64%
Canadian Natural Resources, Ltd. (CAD denominated)	89,000	2,878
Other securities		4,303
		7,181

Utilities 0.69%
Ørsted AS1	29,100	3,015

Total common stocks (cost: $202,304,000)		280,392

Bonds, notes & other debt instruments 32.18%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 13.76%
Japan, Series 346, 0.10% 2027	¥304,250	2,842
Japan, Series 356, 0.10% 2029	420,000	3,911
Japan 0.10%–1.70% 2020–2044[3]	1,089,927	10,551
Other securities		42,821
		60,125

U.S. Treasury bonds & notes 11.68%
U.S. Treasury 9.42%
U.S. Treasury 2.25% 2021	$5,000	5,043
U.S. Treasury 1.625% 2022[4]	2,850	2,851
U.S. Treasury 2.25% 2024	3,055	3,129
U.S. Treasury 2.25% 2027	2,800	2,880
U.S. Treasury 1.13%–3.13% 2020–2048[4]	26,442	27,242
		41,145

U.S. Treasury inflation-protected securities 2.26%
U.S. Treasury Inflation-Protected Security 0.875% 2029[3]	4,306	4,575
U.S. Treasury Inflation-Protected Security 1.00% 2049[3,4]	2,301	2,561
U.S. Treasury Inflation-Protected Securities 0.13%–1.38% 2022–2044[3,4]	2,643	2,761
		9,897

Total U.S. Treasury bonds & notes		51,042

Corporate bonds & notes 4.82%
Financials 1.07%
JPMorgan Chase & Co. 2.55%–3.25% 2021–2023	254	259
JPMorgan Chase & Co., Series S, junior subordinated, 6.75% (3-month USD-LIBOR + 3.78% on 2/1/2024)[5]	135	153
JPMorgan Chase Bank NA (3-month USD-LIBOR + 0.34%) 2.276% 2021[6]	300	300
Other securities		3,955
		4,667

Health care 0.68%
AstraZeneca PLC 2.38%–3.50% 2022–2023	260	268
Humana Inc. 3.15% 2022	100	103
Other securities		2,621
		2,992

American Funds Insurance Series	85

Global Balanced Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds & notes (continued)
Consumer staples 0.53%
Altria Group, Inc. 2.63%–5.80% 2020–2039	$225	$247
Altria Group, Inc. 1.00%–2.20% 2023–2027	€380	447
British American Tobacco PLC 2.79%–4.76% 2024–2049	$455	462
Philip Morris International Inc. 2.00%–2.63% 2020–2022	70	70
Reynolds American Inc. 4.00%–4.45% 2022–2025	120	129
Other securities		951
		2,306

Information technology 0.25%
Broadcom Ltd. 3.875% 2027	190	198
Microsoft Corp. 2.40%–3.30% 2026–2027	577	600
Other securities		297
		1,095

Other 2.29%
Other securities		10,014

Total corporate bonds & notes		21,074

Mortgage-backed obligations 1.92%
Federal agency mortgage-backed obligations 1.63%
Other securities		7,162

Other mortgage-backed securities 0.29%
Other securities		1,205

Total mortgage-backed obligations		8,367
Total bonds, notes & other debt instruments (cost: $136,525,000)		140,608

Short-term securities 3.41%
Other short-term securities 2.77%
Alberta (Province of) 1.77% due 1/8/2020[7]	5,750	5,748
Toronto-Dominion Bank 1.91% due 1/22/2020[7]	4,250	4,245
Other securities		2,102
		12,095

	Shares
Money market investments 0.64%
Capital Group Central Cash Fund 1.73%[8]	28,249	2,825

Total short-term securities (cost: $14,874,000)		14,920
Total investment securities 99.76% (cost: $353,703,000)		435,920
Other assets less liabilities 0.24%		1,030

Net assets 100.00%		$436,950

86	American Funds Insurance Series

Global Balanced Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[9]	Value at 12/31/2019 (000)	[10]	Unrealized depreciation at 12/31/2019 (000)
2 Year U.S. Treasury Note Futures	Long	53	April 2020	$10,600		$11,421		$(7)
5 Year U.S. Treasury Note Futures	Long	21	April 2020	2,100		2,491		(9)
								$(16)

Forward currency contracts

Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2019 (000)
EUR375	USD417	Standard Chartered Bank	1/6/2020	$ 4
USD857	ILS2,960	JPMorgan Chase	1/6/2020	— [11]
USD257	ZAR3,800	Citibank	1/6/2020	(14)
USD636	JPY69,000	UBS AG	1/7/2020	1
USD173	ILS600	UBS AG	1/7/2020	(1)
JPY90,700	USD838	JPMorgan Chase	1/7/2020	(3)
CZK11,700	EUR458	Goldman Sachs	1/8/2020	2
USD113	CNH800	HSBC Bank	1/8/2020	(2)
CLP875,800	USD1,101	Morgan Stanley	1/9/2020	64
EUR300	USD335	Citibank	1/9/2020	2
USD334	EUR300	Morgan Stanley	1/9/2020	(3)
USD123	CLP98,800	Bank of America	1/9/2020	(8)
USD143	CLP114,114	Citibank	1/9/2020	(9)
USD344	CLP275,886	Citibank	1/9/2020	(24)
USD569	BRL2,396	Goldman Sachs	1/9/2020	(26)
USD474	CLP387,000	HSBC Bank	1/9/2020	(41)
USD107	INR7,675	JPMorgan Chase	1/10/2020	(1)
EUR1,540	USD1,710	HSBC Bank	1/13/2020	19
GBP526	USD693	Bank of America	1/13/2020	4
USD335	EUR300	Citibank	1/13/2020	(2)
USD525	THB15,900	Standard Chartered Bank	1/13/2020	(6)
USD564	JPY61,000	Bank of New York Mellon	1/14/2020	2
JPY61,000	USD560	Bank of New York Mellon	1/14/2020	1
EUR217	USD242	Bank of New York Mellon	1/15/2020	1
GBP200	USD264	JPMorgan Chase	1/15/2020	1
KRW175,200	USD151	Standard Chartered Bank	1/15/2020	1
GBP730	EUR864	Goldman Sachs	1/15/2020	(3)
ILS2,600	USD745	Bank of America	1/16/2020	9
GBP900	USD1,185	HSBC Bank	1/16/2020	8
CAD10	USD8	JPMorgan Chase	1/16/2020	— [11]
USD517	MXN9,900	Citibank	1/16/2020	(6)
EUR1,456	NOK14,752	Bank of America	1/16/2020	(45)
EUR700	USD783	Bank of America	1/17/2020	3
EUR410	USD459	Citibank	1/17/2020	2
EUR400	USD448	Standard Chartered Bank	1/17/2020	1
AUD1,450	USD1,000	Citibank	1/21/2020	18
USD55	JPY6,000	UBS AG	1/21/2020	— [11]
GBP370	USD495	Standard Chartered Bank	1/21/2020	(4)
EUR155	USD173	Citibank	1/23/2020	1

American Funds Insurance Series	87

Global Balanced Fund

Forward currency contracts (continued)

Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2019 (000)
USD250	INR17,800	HSBC Bank	1/23/2020	$1
USD290	MXN5,515	UBS AG	1/23/2020	— [11]
USD235	CNH1,645	JPMorgan Chase	1/23/2020	(1)
EUR1,804	USD2,011	Standard Chartered Bank	1/27/2020	16
USD117	INR8,300	Standard Chartered Bank	1/27/2020	— [11]
USD73	BRL300	JPMorgan Chase	1/27/2020	(1)
CNH4,000	USD565	Standard Chartered Bank	2/10/2020	9
CNH1,550	USD220	Standard Chartered Bank	2/10/2020	3
USD284	CNH2,000	HSBC Bank	2/10/2020	(4)
USD1,456	CNH10,410	Standard Chartered Bank	2/10/2020	(38)
USD510	MXN10,100	JPMorgan Chase	3/4/2020	(19)
USD365	JPY39,400	Bank of New York Mellon	6/15/2020	(1)
USD212	BRL900	JPMorgan Chase	7/1/2020	(10)
				$(99)

Swap contracts

Interest rate swaps
Receive	Pay	Expiration date	Notional (000)		Value at 12/31/2019 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2019 (000)
(0.0955)%	6-month EURIBOR	7/22/2024		€4,400	$(11)	$—	$(11)
6-month HUF-BUBOR	1.39%	11/11/2029	HUF	161,000	8	—	8
6-month PLN-WIBOR	1.90%	11/12/2029	PLN	2,100	(2)	—	(2)
6-month PLN-WIBOR	1.88%	11/20/2029		2,120	(1)	—	(1)
3-month USD-LIBOR	2.0105%	12/18/2049		$215	4	—	4
						$—	$(2)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $134,619,000, which represented 30.81% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $133,000, which represented .03% of the net assets of the fund.
[5]	Step bond; coupon rate may change at a later date.
[6]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[7]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $18,373,000, which represented 4.20% of the net assets of the fund.
[8]	Rate represents the seven-day yield at 12/31/2019.
[9]	Notional amount is calculated based on the number of contracts and notional contract size.
[10]	Value is calculated based on the notional amount and current market price.
[11]	Amount less than one thousand.

88	American Funds Insurance Series

Global Balanced Fund

Key to abbreviations and symbols

ADR = American Depositary Receipts

AUD = Australian dollars

BRL = Brazilian reais

BUBOR = Budapest Interbank Offered Rate

CAD = Canadian dollars

CLP = Chilean pesos

CNH = Chinese yuan renminbi

CZK = Czech korunas

EUR/€ = Euros

EURIBOR = Euro Interbank Offered Rate

GBP = British pounds

HUF = Hungarian forints

ILS = Israeli shekels

INR = Indian rupees

JPY/¥ = Japanese yen

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

NOK = Norwegian kroner

PLN = Polish zloty

THB = Thai baht

USD/$ = U.S. dollars

WIBOR = Warsaw Interbank Offer Rate

ZAR = South African rand

See notes to financial statements.

American Funds Insurance Series	89

Bond Fund

Summary investment portfolio December 31, 2019

Bonds, notes & other debt instruments 97.76%	Principal amount (000)	Value (000)
Mortgage-backed obligations 31.88%
Federal agency mortgage-backed obligations 31.62%
Fannie Mae Pool #AJ9355 3.00% 2027[1]	$125	$128
Fannie Mae Pool #MA3827 2.50% 2034[1]	162,370	163,798
Fannie Mae Pool #MA3764 2.50% 2034[1]	70,404	71,022
Fannie Mae Pool #BM5632 3.00% 2047[1]	73,142	74,824
Fannie Mae Pool #CA0858 3.50% 2047[1]	58,233	60,512
Fannie Mae Pool #MA3495 4.00% 2048[1]	74,668	77,777
Fannie Mae Pool #MA3803 3.50% 2049[1]	103,395	106,391
Fannie Mae Pool #MA3775 3.50% 2049[1]	61,937	63,696
Fannie Mae Pool #MA3905 3.00% 2050[1]	270,650	274,433
Fannie Mae 2.50%–9.16% 2023–2058[1,2]	599,696	623,075
Freddie Mac 3.50% 2047[1]	95,958	99,954
Freddie Mac 3.50% 2047[1]	53,152	55,281
Freddie Mac Pool #G08799 3.00% 2048[1]	56,530	57,578
Freddie Mac Pool #SD8010 3.00% 2049[1]	74,000	75,069
Freddie Mac Pool #SD7509 3.00% 2049[1]	60,137	61,702
Freddie Mac Pool #SD8011 3.50% 2049[1]	126,986	130,515
Freddie Mac 0%–5.50% 2021–2049[1]	615,958	639,781
Government National Mortgage Assn. 3.50% 2050[1,3]	77,460	79,824
Government National Mortgage Assn. Pool #MA5817 4.00% 2049[1]	83,163	86,151
Government National Mortgage Assn. Pool #MA5878 5.00% 2049[1]	104,318	109,869
Government National Mortgage Assn. 4.00%–5.00% 2049–2050[1,3]	123,889	129,464
Uniform Mortgage-Backed Security 3.00% 2035[1,3]	275,708	282,323
Uniform Mortgage-Backed Securities 3.00%–4.50% 2035–2050[1,3]	5,537	5,750
Other securities		7,317
		3,336,234

Other 0.26%
Other securities		27,735

Total mortgage-backed obligations		3,363,969

Corporate bonds & notes 29.59%
Financials 6.30%
Intesa Sanpaolo SpA 5.017% 2024[4]	67,843	71,278
Intesa Sanpaolo SpA 3.38%–5.71% 2023–2028[4]	33,400	34,861
Other securities		558,756
		664,895

Health care 5.18%
Teva Pharmaceutical Finance Co. BV 2.80% 2023	86,064	80,004
Teva Pharmaceutical Finance Co. BV 2.20%–6.75% 2021–2046	141,821	122,608
Other securities		343,751
		546,363

Energy 4.46%
Petróleos Mexicanos 6.50%–6.88% 2026–2027	73,343	79,670
Other securities		390,604
		470,274

Utilities 3.58%
Edison International 3.13%–5.75% 2022–2028	11,700	12,239
Southern California Edison Co. 2.85%–6.05% 2021–2048	87,298	95,762
Other securities		269,642
		377,643
Consumer discretionary 3.54%
Other securities		373,697

90	American Funds Insurance Series

Bond Fund

Bonds, notes & other debt instruments	Principal amount (000)		Value (000)
Consumer staples 2.33%
Other securities			$246,148

Information technology 1.59%
Broadcom Inc. 4.25% 2026[4]		$41,375	43,995
Broadcom Inc. 4.75% 2029[4]		61,009	66,768
Broadcom Ltd. 3.00%–3.88% 2022–2027		26,822	27,566
Other securities			28,982
			167,311
Industrials 1.18%
Other securities			124,948

Other 1.43%
Other securities			151,141

Total corporate bonds & notes			3,122,420

U.S. Treasury bonds & notes 28.74%
U.S. Treasury 24.36%
U.S. Treasury 1.625% 2022		70,000	70,022
U.S. Treasury 2.50% 2023		57,200	58,775
U.S. Treasury 2.625% 2023		70,000	72,625
U.S. Treasury 2.75% 2023		173,600	179,831
U.S. Treasury 1.50% 2024		75,423	74,802
U.S. Treasury 2.125% 2024		72,100	73,554
U.S. Treasury 2.125% 2024[5]		72,100	73,520
U.S. Treasury 2.25% 2024		65,000	66,521
U.S. Treasury 2.75% 2025		132,000	138,843
U.S. Treasury 2.875% 2025[5]		96,200	102,032
U.S. Treasury 2.875% 2025		72,100	76,361
U.S. Treasury 1.375% 2026		150,000	145,940
U.S. Treasury 1.625% 2026		75,000	74,118
U.S. Treasury 2.25% 2026		146,369	150,433
U.S. Treasury 2.375% 2026		67,586	69,975
U.S. Treasury 2.25% 2027[5]		120,200	123,645
U.S. Treasury 2.25% 2027[5]		72,100	74,148
U.S. Treasury 2.875% 2028		72,100	77,679
U.S. Treasury 1.75% 2029		69,308	68,252
U.S. Treasury 2.25% 2049[5]		364,471	353,646
U.S. Treasury 3.00% 2049[5]		182,915	206,346
U.S. Treasury 1.63%–8.75% 2020–2049[5]		227,943	239,298
			2,570,366

U.S. Treasury inflation-protected securities 4.38%
U.S. Treasury Inflation-Protected Security 0.125% 2024[6]		25,074	25,235
U.S. Treasury Inflation-Protected Security 0.375% 2025[6]		55,368	56,544
U.S. Treasury Inflation-Protected Security 0.375% 2027[5,6]		105,195	107,342
U.S. Treasury Inflation-Protected Security 0.50% 2028[5,6]		130,403	133,824
U.S. Treasury Inflation-Protected Security 1.00% 2049[6]		124,504	138,576
			461,521

Total U.S. Treasury bonds & notes			3,031,887

Bonds & notes of governments & government agencies outside the U.S. 3.03%
Italy (Republic of) 0.95% 2023		€45,000	51,635
Japan, Series 20, 0.10% 2025[6]		¥11,475,000	107,563
United Mexican States, Series M, 5.75% 2026	MXN	527,500	26,459
Other securities			134,251
			319,908

American Funds Insurance Series	91

Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations 2.26%
Other securities		$238,376

Municipals 2.14%
Illinois 1.91%
G.O. Bonds, Pension Funding, Series 2003, 4.95% 2023	$27,639	28,850
G.O. Bonds, Pension Funding, Series 2003, 5.10% 2033	106,125	114,494
G.O. Bonds, Series 2013-B, 3.65% 2020	1,825	1,831
G.O. Bonds, Series 2013-B, 4.11% 2022	750	762
G.O. Bonds, Series 2013-B, 4.31% 2023	2,125	2,167
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.65% 2020	250	251
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.85% 2022	2,370	2,504
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.95% 2023	3,210	3,447
G.O. Bonds, Taxable Build America Bonds, Series 2010-3, 5.727% 2020	2,400	2,419
G.O. Bonds, Taxable Build America Bonds, Series 2010-5, 6.20% 2021	3,892	4,034
Other securities		41,384
		202,143
Other 0.23%
Other securities		24,014

Total municipals		226,157

Federal agency bonds & notes 0.12%
Fannie Mae 2.125% 2026	11,910	12,086

Total bonds, notes & other debt instruments (cost: $9,994,467,000)		10,314,803

Common stocks 0.00%	Shares
Other 0.00%
Other securities		144

Total common stocks (cost: $605,000)		144

Rights & warrants 0.00%
Energy 0.00%
Other securities		3

Total rights & warrants (cost: $18,000)		3

Short-term securities 5.71%
Money market investments 5.71%
Capital Group Central Cash Fund 1.73%[7]	6,024,511	602,451

Total short-term securities (cost: $602,341,000)		602,451
Total investment securities 103.47% (cost: $10,597,431,000)		10,917,401
Other assets less liabilities (3.47)%		(366,241)

Net assets 100.00%		$10,551,160

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities that were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities that were valued under fair value procedures was $3,541,000, which represented .03% of the net assets of the fund. “Other securities“ also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $87,000, which represented less than .01% of the net assets of the fund.

92	American Funds Insurance Series

Bond Fund

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000) [8]	Value at 12/31/2019 (000) [9]	Unrealized (depreciation) appreciation at 12/31/2019 (000)
2 Year U.S. Treasury Note Futures	Long	9,081	April 2020	$1,816,200	$1,956,956	$(375)
5 Year Euro-Bobl Futures	Short	1,633	March 2020	€(163,300)	(244,775)	804
5 Year U.S. Treasury Note Futures	Long	11,307	April 2020	$1,130,700	1,341,116	(5,279)
10 Year Euro-Bund Futures	Short	532	March 2020	€(53,200)	(101,739)	972
10 Year U.S. Treasury Note Futures	Short	489	March 2020	$(48,900)	(62,798)	663
10 Year Ultra U.S. Treasury Note Futures	Short	3,335	March 2020	(333,500)	(469,245)	5,934
30 Year Euro-Buxl Futures	Long	272	March 2020	€27,200	60,526	(1,684)
30 Year Ultra U.S. Treasury Bond Futures	Long	924	March 2020	$92,400	167,850	(5,114)
						$(4,079)

Forward currency contracts

Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2019 (000)
EUR69,777	USD77,714	Citibank	1/6/2020	$584
EUR3,926	USD4,371	Bank of New York Mellon	1/6/2020	35
USD81,563	EUR73,700	Morgan Stanley	1/6/2020	(1,137)
USD38,670	MXN755,000	Barclays Bank PLC	1/7/2020	(1,224)
KRW96,758,000	USD82,788	Citibank	1/9/2020	899
KRW96,758,000	USD82,809	JPMorgan Chase	1/9/2020	878
USD104	MXN2,000	Barclays Bank PLC	1/13/2020	(2)
USD121,292	EUR109,250	HSBC Bank	1/13/2020	(1,355)
USD99,139	JPY10,730,000	Citibank	1/14/2020	306
USD13,351	JPY1,445,000	Goldman Sachs	1/15/2020	41
USD51,458	EUR46,000	Morgan Stanley	1/23/2020	(216)
				$(1,191)

American Funds Insurance Series	93

Bond Fund

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2019 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2019 (000)
1.355%	U.S. EFFR	10/24/2021	$95,600	$(160)	$—	$(160)
1.339%	U.S. EFFR	10/24/2021	173,700	(341)	—	(341)
3-month USD-LIBOR	2.18075%	3/29/2024	31,600	(621)	—	(621)
3-month USD-LIBOR	2.194%	3/29/2024	31,900	(644)	—	(644)
3-month USD-LIBOR	2.21875%	3/29/2024	33,500	(710)	—	(710)
3-month USD-LIBOR	2.3105%	5/3/2024	275,590	(7,009)	—	(7,009)
6-month EURIBOR	0.9852%	10/17/2024	€25,000	(1,512)	—	(1,512)
3-month USD-LIBOR	1.556%	11/27/2024	$148,600	1,222	—	1,222
3-month USD-LIBOR	1.561%	11/27/2024	148,600	1,187	—	1,187
3-month USD-LIBOR	1.554%	11/27/2024	126,300	1,051	—	1,051
3-month USD-LIBOR	1.5335%	11/29/2024	148,500	1,373	—	1,373
6-month JPY-LIBOR	0.0875%	3/10/2026	¥11,100,000	(228)	—	(228)
6-month JPY-LIBOR	0.58295%	3/23/2046	2,000,000	(760)	—	(760)
0.64355%	6-month JPY-LIBOR	4/27/2046	2,000,000	1,046	—	1,046
					$—	$(6,106)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[3]	Purchased on a TBA basis.
[4]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,120,890,000, which represented 10.62% of the net assets of the fund.
[5]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $40,365,000, which represented .38% of the net assets of the fund.
[6]	Index-linked bond whose principal amount moves with a government price index.
[7]	Rate represents the seven-day yield at 12/31/2019.
[8]	Notional amount is calculated based on the number of contracts and notional contract size.
[9]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbols

EFFR = Effective Federal Funds Rate

EUR/€ = Euros

EURIBOR = Euro Interbank Offered Rate

G.O. = General Obligation

JPY/¥ = Japanese yen

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements.

94	American Funds Insurance Series

Global Bond Fund

Summary investment portfolio December 31, 2019

Bonds, notes & other debt instruments 93.61%	Principal amount (000)		Value (000)
Euros 17.85%
Canada 3.50% 2020		€2,500	$2,807
China (People’s Republic of) 0.125% 2026		1,400	1,565
French Republic O.A.T. 0.50% 2029		14,440	16,845
French Republic O.A.T. 0%–2.00% 2029–2048		6,215	7,390
Germany (Federal Republic of) 0% 2029		12,440	14,209
Germany (Federal Republic of) 0.10%–1.25% 2026–2048[1]		9,753	12,574
Greece (Hellenic Republic of) 3.45% 2024		11,275	14,205
Greece (Hellenic Republic of) 3.75% 2028		12,204	16,210
Greece (Hellenic Republic of) 3.875% 2029		24,005	32,521
Greece (Hellenic Republic of) 3.38%–4.20% 2025–2042		14,304	19,355
Israel (State of) 1.50%–1.50% 2027–2029		1,500	1,834
Italy (Republic of) 0.10% 2023[1]		22,007	25,004
Italy (Republic of) 2.80% 2028		32,938	41,841
Italy (Republic of) 3.00% 2029		7,440	9,620
Italy (Republic of) 1.35%–3.85% 2022–2049		10,995	13,803
Portuguese Republic 2.875% 2025		7,625	9,934
Romania 4.625% 2049		12,905	17,913
Romania 2.88%–4.63% 2029–2049		11,085	14,042
Serbia (Republic of) 1.50% 2029		9,729	11,127
Spain (Kingdom of) 1.45% 2027		8,975	10,990
State Grid Europe Development (2014) PLC 1.50% 2022		194	224
State Grid Overseas Investment Ltd. 1.25%–2.13% 2022–2030		1,406	1,646
Other securities			84,217
			379,876

Japanese yen 13.35%
Export-Import Bank of India 0.59% 2022		¥400,000	3,667
Japan, Series 19, 0.10% 2024[1]		2,438,212	22,821
Japan, Series 18, 0.10% 2024[1]		1,966,375	18,378
Japan, Series 346, 0.10% 2027		3,125,000	29,185
Japan, Series 23, 0.10% 2028[1]		2,001,246	18,953
Japan, Series 356, 0.10% 2029		6,560,000	61,085
Japan, Series 24, 0.10% 2029[1]		1,614,981	15,294
Japan, Series 116, 2.20% 2030		1,735,000	19,571
Japan, Series 145, 1.70% 2033		2,210,000	24,705
Japan, Series 42, 1.70% 2044		911,900	11,047
Japan 0.10%–2.30% 2025–2048[1]		4,244,123	42,504
United Mexican States 0.62%–0.70% 2021–2022		700,000	6,468
Other securities			10,438
			284,116

Chinese yuan renminbi 3.25%
China (People’s Republic of), Series 1906, 3.29% 2029	CNY	49,600	7,199
China (People’s Republic of), Series 1910, 3.86% 2049		172,240	25,394
China Development Bank Corp., Series 1905, 3.48% 2029		203,200	28,709
China Development Bank Corp. 4.04%–4.15% 2025–2028		53,900	7,966
			69,268

Malaysian ringgits 1.83%
Malaysia (Federation of), Series 0319, 3.478% 2024	MYR	61,900	15,312
Malaysia (Federation of), Series 0418, 4.893% 2038		61,226	17,060
Malaysia (Federation of) 4.06%–4.92% 2024–2048		24,420	6,472
			38,844

Indian rupees 1.66%
India (Republic of) 6.79%–8.83% 2023–2029	INR	2,171,550	31,489
Other securities			3,807
			35,296

American Funds Insurance Series	95

Global Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Brazilian reais 1.58%
Brazil (Federative Republic of) 0% 2020	BRL	91,700	$22,329
Brazil (Federative Republic of) 0%–10.00% 2020–2025		43,700	11,304
			33,633

South African rand 1.46%
South Africa (Republic of), Series R-214, 6.50% 2041	ZAR	168,450	8,383
South Africa (Republic of), Series R-2044, 8.75% 2044		192,925	12,121
South Africa (Republic of), Series R-2048, 8.75% 2048		167,350	10,554
			31,058

Danish kroner 1.45%
Nykredit Realkredit AS, Series 01E, 1.50% 2040[2]	DKr	134,552	20,876
Nykredit Realkredit AS 1.50%–2.50% 2037–2047[2]		64,600	10,069
			30,945

British pounds 1.37%
United Kingdom 1.50%–4.25% 2023–2047		£17,380	27,482
Other securities			1,731
			29,213

Canadian dollars 1.29%
Canada 2.25% 2025	C$	29,450	23,346
Canada 1.00%–2.75% 2022–2048		4,550	4,093
			27,439

Mexican pesos 1.26%
Petróleos Mexicanos 7.19%–7.47% 2024–2026	MXN	99,000	4,619
United Mexican States, Series M, 7.50% 2027		291,520	16,028
United Mexican States, Series M20, 8.50% 2029		106,000	6,244
			26,891

Norwegian kroner 1.16%
Norway (Kingdom of) 3.75% 2021	NKr	111,851	13,170
Norway (Kingdom of) 2.00% 2023		99,579	11,570
			24,740

Israeli shekels 1.11%
Israel (State of) 2.00% 2027	ILS	42,900	13,547
Israel (State of) 5.50% 2042		20,200	10,041
			23,588

Polish zloty 0.82%
Poland (Republic of), Series 0922, 5.75% 2022	PLN	36,700	10,733
Poland (Republic of) 2.75%–5.75% 2021–2029		24,080	6,804
			17,537

U.S. dollars 41.38%
Electricité de France SA 4.875% 2038[3]		$795	934
Fannie Mae Pool #MA3692 3.50% 2049[2]		21,336	21,926
Fannie Mae Pool #MA3776 4.00% 2049[2]		9,182	9,583
Fannie Mae 2.18%–4.00% 2022–2049[2]		29,820	30,981
Freddie Mac Pool #ZT1545 4.00% 2048[2]		21,875	22,779
Freddie Mac 0%–4.00% 2030–2049[2,4]		23,510	24,327
Government National Mortgage Assn. Pool #MA5987 4.50% 2049[2]		9,195	9,643
Petróleos Mexicanos 6.35% 2048		927	898
Poland (Republic of) 3.25%–4.00% 2024–2026		5,570	5,932
South Africa (Republic of) 5.50% 2020		1,900	1,913
State Grid Overseas Investment Ltd. 3.50% 2027[3]		5,600	5,865
Statoil ASA 3.70%–4.25% 2024–2041		2,950	3,235
U.S. Treasury 1.50% 2024[5]		38,920	38,608
U.S. Treasury 2.75% 2025		10,140	10,683

96	American Funds Insurance Series

Global Bond Fund

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)
U.S. Treasury 2.875% 2028[5]	$19,850	$21,358
U.S. Treasury 1.625% 2029	12,500	12,176
U.S. Treasury 3.00% 2048[5]	8,325	9,378
U.S. Treasury 1.50%–3.00% 2020–2049[5]	54,050	56,040
U.S. Treasury Inflation-Protected Security 0.25% 2029[1,5]	13,782	13,935
U.S. Treasury Inflation-Protected Security 0.875% 2029[1,5]	78,843	83,772
U.S. Treasury Inflation-Protected Security 1.00% 2049[1,5]	29,605	32,951
U.S. Treasury Inflation-Protected Securities 0.38%–1.38% 2025–2044[1,5]	13,875	15,113
Other securities		448,836
		880,866

Other 2.79%
Other securities		59,257

Total bonds, notes & other debt instruments (cost: $1,932,196,000)		1,992,567

Convertible bonds 0.00%
U.S. dollars 0.00%
Other securities		10

Total convertible bonds (cost: $8,000)		10

Convertible stocks 0.04%	Shares
U.S. dollars 0.04%
Other securities		847

Total convertible stocks (cost: $816,000)		847

Common stocks 0.05%
U.S. dollars 0.05%
Other securities		1,142

Total common stocks (cost: $2,504,000)		1,142

Rights & warrants 0.01%
U.S. dollars 0.01%
Other securities		130

Total rights & warrants (cost: $427,000)		130

Short-term securities 5.83%
Money market investments 3.65%
Capital Group Central Cash Fund 1.73%[6]	777,446	77,745

American Funds Insurance Series	97

Global Bond Fund

Short-term securities (continued)	Principal amount (000)		Value (000)
Other short-term securities 2.18%
Canadian Treasury Bills 1.67%–1.68% due 9/17/2020–10/15/2020	C$	24,270	$18,446
Greek Treasury Bills (0.03)% due 6/5/2020		€7,275	8,167
Other securities			19,839
			46,452

Total short-term securities (cost: $125,174,000)			124,197
Total investment securities 99.54% (cost: $2,061,125,000)			2,118,893
Other assets less liabilities 0.46%			9,751

Net assets 100.00%			$2,128,644

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities that were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities that were valued under fair value procedures was $2,425,000, which represented .11% of the net assets of the fund. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $3,927,000, which represented .18% of the net assets of the fund. One security in “Other securities” (with a value of $27,000, an aggregate cost of $116,000, and which represented less than .01% of the net assets of the fund) was acquired on 8/31/2018 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale.

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000) [7]	Value at 12/31/2019 (000) [8]	Unrealized (depreciation) appreciation at 12/31/2019 (000)
2 Year U.S. Treasury Note Futures	Long	410	April 2020	$82,000	$88,355	$(46)
5 Year U.S. Treasury Note Futures	Long	922	April 2020	92,200	109,358	(407)
10 Year Euro-Bund Futures	Short	92	March 2020	€(9,200)	(17,594)	76
10 Year U.S. Treasury Note Futures	Long	165	March 2020	$16,500	21,189	(197)
20 Year U.S. Treasury Bond Futures	Long	37	March 2020	3,700	5,768	(129)
30 Year Euro-Buxl Futures	Long	42	March 2020	€4,200	9,346	(260)
30 Year Ultra U.S. Treasury Bond Futures	Short	28	March 2020	$(2,800)	(5,086)	158
						$(805)

Forward currency contracts

Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2019 (000)
AUD10,600	USD7,267	Goldman Sachs	1/6/2020	$173
EUR2,575	USD2,859	JPMorgan Chase	1/6/2020	31
EUR2,800	USD3,113	Standard Chartered Bank	1/6/2020	29
THB20	USD1	JPMorgan Chase	1/6/2020	— [9]
USD11,342	ILS39,170	JPMorgan Chase	1/6/2020	(4)
USD3,598	ZAR53,200	Citibank	1/6/2020	(198)
USD10,597	JPY1,149,000	UBS AG	1/7/2020	18
USD592	ZAR8,780	Morgan Stanley	1/7/2020	(35)
JPY1,496,000	USD13,823	JPMorgan Chase	1/7/2020	(48)
USD2,740	MXN54,000	Goldman Sachs	1/7/2020	(113)
USD10,625	EUR9,610	HSBC Bank	1/7/2020	(159)

98	American Funds Insurance Series

Global Bond Fund

Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2019 (000)
USD5,087	ZAR74,900	Bank of America	1/7/2020	$(256)
USD5,533	ZAR82,000	JPMorgan Chase	1/7/2020	(317)
EUR6,400	USD7,142	Citibank	1/8/2020	41
CZK165,000	EUR6,461	Goldman Sachs	1/8/2020	28
USD11,470	JPY1,244,630	UBS AG	1/8/2020	10
USD1,516	CNH10,700	HSBC Bank	1/8/2020	(21)
USD7,105	EUR6,400	Goldman Sachs	1/8/2020	(77)
CLP12,189,000	USD15,324	Morgan Stanley	1/9/2020	888
AUD5,850	USD3,994	Citibank	1/9/2020	112
EUR6,815	USD7,578	Morgan Stanley	1/9/2020	71
GBP2,800	USD3,683	Bank of America	1/9/2020	27
USD7,142	EUR6,400	Citibank	1/9/2020	(41)
USD1,225	CLP982,000	Bank of America	1/9/2020	(82)
USD2,071	CLP1,654,653	Citibank	1/9/2020	(130)
USD7,386	BRL31,080	Goldman Sachs	1/9/2020	(338)
USD4,981	CLP4,000,347	Citibank	1/9/2020	(340)
USD6,794	CLP5,552,000	HSBC Bank	1/9/2020	(591)
USD1,522	INR109,575	JPMorgan Chase	1/10/2020	(12)
EUR7,100	USD7,883	HSBC Bank	1/13/2020	88
GBP7,659	USD10,086	Bank of America	1/13/2020	63
USD829	EUR745	Standard Chartered Bank	1/13/2020	(8)
USD4,717	EUR4,249	HSBC Bank	1/13/2020	(53)
EUR9,079	USD10,137	Bank of New York Mellon	1/15/2020	56
KRW10,058,500	USD8,651	Standard Chartered Bank	1/15/2020	50
GBP15,670	EUR18,547	Goldman Sachs	1/15/2020	(59)
CLP10,219,000	USD13,139	Goldman Sachs	1/16/2020	454
GBP18,640	USD24,544	HSBC Bank	1/16/2020	159
ILS12,500	USD3,581	Bank of America	1/16/2020	42
JPY1,900,496	USD17,468	Citibank	1/16/2020	40
CHF1,000	USD1,019	Citibank	1/16/2020	15
CAD880	USD668	JPMorgan Chase	1/16/2020	10
USD818	INR58,300	Standard Chartered Bank	1/16/2020	2
USD7,771	CLP5,841,270	Goldman Sachs	1/16/2020	1
USD9,358	ILS32,500	UBS AG	1/16/2020	(61)
USD7,864	MXN150,700	Citibank	1/16/2020	(87)
EUR21,331	NOK216,090	Bank of America	1/16/2020	(664)
JPY2,842,160	USD26,002	Barclays Bank PLC	1/17/2020	181
EUR7,460	USD8,345	Bank of America	1/17/2020	32
EUR6,190	USD6,925	Citibank	1/17/2020	26
EUR3,200	USD3,582	Standard Chartered Bank	1/17/2020	11
USD20,818	EUR18,600	Morgan Stanley	1/17/2020	(68)
AUD21,200	USD14,619	Citibank	1/21/2020	266
MXN172,760	USD9,081	Standard Chartered Bank	1/21/2020	26
JPY398,400	USD3,649	UBS AG	1/21/2020	22
USD9,099	MXN172,760	UBS AG	1/21/2020	(8)
USD4,856	MYR20,120	HSBC Bank	1/21/2020	(59)
GBP5,460	USD7,302	Standard Chartered Bank	1/21/2020	(65)
EUR23,977	USD26,822	Citibank	1/23/2020	113
JPY1,354,660	USD12,395	Goldman Sachs	1/23/2020	89
USD3,582	INR254,800	HSBC Bank	1/23/2020	20
USD3,158	MXN59,979	UBS AG	1/23/2020	(2)
USD3,400	CNH23,800	JPMorgan Chase	1/23/2020	(18)
USD4,756	CNH33,330	UBS AG	1/23/2020	(30)
USD33,503	EUR29,950	Morgan Stanley	1/23/2020	(141)
USD1,658	COP5,509,000	Citibank	1/24/2020	(16)
USD7,324	AUD10,670	Citibank	1/24/2020	(169)
EUR25,135	USD28,021	Standard Chartered Bank	1/27/2020	221

American Funds Insurance Series	99

Global Bond Fund

Forward currency contracts (continued)

Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2019 (000)
USD4,205	INR299,650	Standard Chartered Bank	1/27/2020	$19
USD514	BRL2,100	JPMorgan Chase	1/27/2020	(7)
USD5,822	EUR5,220	JPMorgan Chase	1/27/2020	(44)
EUR5,010	USD5,594	Standard Chartered Bank	1/30/2020	36
CNH60,800	USD8,591	Standard Chartered Bank	2/10/2020	135
CNH18,800	USD2,668	Standard Chartered Bank	2/10/2020	30
USD3,927	CNH27,700	HSBC Bank	2/10/2020	(48)
USD19,976	CNH142,790	Standard Chartered Bank	2/10/2020	(517)
USD7,131	MXN141,260	JPMorgan Chase	3/4/2020	(269)
EUR27,760	USD31,090	HSBC Bank	3/17/2020	200
USD4,553	EUR3,940	Bank of America	3/26/2020	109
EUR2,580	USD2,888	HSBC Bank	3/26/2020	22
USD393	EUR340	JPMorgan Chase	3/26/2020	10
USD2,937	BRL12,100	JPMorgan Chase	4/1/2020	(59)
USD21,630	BRL91,700	Citibank	7/1/2020	(972)
				$(2,210)

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)		Value at 12/31/2019 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2019 (000)
(0.0955)%	6-month EURIBOR	7/22/2024		€64,700	$(156)	$—	$(156)
(0.356)%	6-month EURIBOR	8/9/2024		60,000	(511)	—	(511)
6-month HUF-BUBOR	1.39%	11/11/2029	HUF	2,335,000	106	—	106
6-month PLN-WIBOR	1.90%	11/12/2029	PLN	30,800	(26)	—	(26)
6-month PLN-WIBOR	1.88%	11/20/2029		30,710	(11)	—	(11)
3-month USD-LIBOR	2.0105%	12/18/2049		$3,125	59	—	59
						$—	$(539)

Credit default swaps

Centrally cleared credit default swaps on credit indices — sell protection

Receive/		Expiration	Notional	Value at 12/31/2019	Upfront receipts	Unrealized appreciation at 12/31/2019
Payment frequency	Pay	date	(000)	(000)	(000)	(000)
1.00%/Quarterly	CDX.NA.IG.33	12/20/2024	$130,250	$3,377	$2,646	$731

100	American Funds Insurance Series

Global Bond Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Index-linked bond whose principal amount moves with a government price index.
[2]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[3]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $185,840,000, which represented 8.73% of the net assets of the fund.
[4]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[5]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $9,498,000, which represented .45% of the net assets of the fund.
[6]	Rate represents the seven-day yield at 12/31/2019.
[7]	Notional amount is calculated based on the number of contracts and notional contract size.
[8]	Value is calculated based on the notional amount and current market price.
[9]	Amount less than one thousand.

Key to abbreviations and symbols

AUD = Australian dollars

BRL = Brazilian reais

BUBOR = Budapest Interbank Offered Rate

CAD/C$ = Canadian dollars

CHF = Swiss francs

CLP = Chilean pesos

CNH/CNY = Chinese yuan renminbi

COP = Colombian pesos

CZK = Czech korunas

DKr = Danish kroner

EUR/€ = Euros

EURIBOR = Euro Interbank Offered Rate

GBP/£ = British pounds

HUF = Hungarian forints

ILS = Israeli shekels

INR = Indian rupees

JPY/¥ = Japanese yen

KRW = South Korean won

MXN = Mexican pesos

MYR = Malaysian ringgits

NOK/NKr = Norwegian kroner

PLN = Polish zloty

THB = Thai baht

WIBOR = Warsaw Interbank Offer Rate

ZAR = South African rand

See notes to financial statements.

American Funds Insurance Series	101

High-Income Bond Fund

Summary investment portfolio December 31, 2019

Bonds, notes & other debt instruments 92.80%	Principal amount (000)	Value (000)
Corporate bonds & notes 92.80%
Communication services 16.19%
Cablevision Systems Corp. 6.75% 2021	$5,025	$5,419
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[1]	6,450	6,817
CCO Holdings LLC and CCO Holdings Capital Corp. 4.00%–5.88% 2023–2030[1]	10,165	10,491
CenturyLink, Inc. 6.75% 2023	7,100	7,940
CenturyLink, Inc. 5.13%–7.50% 2022–2026[1]	3,875	4,037
Embarq Corp. 7.995% 2036	1,275	1,351
Frontier Communications Corp. 11.00% 2025	16,070	7,834
Frontier Communications Corp. 8.00%–10.50% 2020–2027[1]	12,790	9,411
Gogo Inc. 9.875% 2024[1]	14,750	15,610
Intelsat Jackson Holding Co. 8.50% 2024[1]	6,100	5,569
Level 3 Communications, Inc. 3.875% 2029[1]	1,450	1,464
MDC Partners Inc. 6.50% 2024[1]	9,510	8,630
Qwest Capital Funding, Inc. 6.875% 2028	1,100	1,087
Sprint Corp. 6.875% 2028	5,395	5,823
Sprint Corp. 7.13%–11.50% 2021–2032	10,350	11,813
Univision Communications Inc. 5.125% 2023[1]	6,200	6,200
Other securities		95,517
		205,013

Health care 15.42%
Bausch Health Cos. Inc. 5.00%–7.00% 2028–2030[1]	6,955	7,296
Centene Corp. 4.625% 2029[1]	6,985	7,374
Centene Corp. 4.25%–6.13% 2022–2027[1]	15,605	16,182
Endo International PLC 5.75%–6.00% 2022–2025[1,2]	15,759	11,863
Kinetic Concepts, Inc. 12.50% 2021[1]	6,573	6,781
Mallinckrodt PLC 4.875% 2020[1]	11,135	8,610
Molina Healthcare, Inc. 5.375% 2022	10,235	10,898
Molina Healthcare, Inc. 4.875% 2025[1]	1,744	1,797
Par Pharmaceutical Cos. Inc. 7.50% 2027[1]	5,755	5,741
Rotech Healthcare Inc., Term Loan, (3-month USD-LIBOR + 11.00%) 13.31% 2023 (100% PIK)[3,4,5,6,7]	5,665	5,721
Tenet Healthcare Corp. 4.875% 2026[1]	9,600	10,067
Tenet Healthcare Corp. 4.63%–8.13% 2022–2027[1]	8,717	9,359
Teva Pharmaceutical Finance Co. BV 2.80% 2023	6,891	6,406
Teva Pharmaceutical Finance Co. BV 6.00% 2024	8,192	8,307
Teva Pharmaceutical Finance Co. BV 2.20%–7.13% 2021–2028[1]	8,526	8,079
Valeant Pharmaceuticals International, Inc. 6.125% 2025[1]	12,430	12,869
Valeant Pharmaceuticals International, Inc. 9.25% 2026[1]	4,670	5,373
Valeant Pharmaceuticals International, Inc. 5.88%–9.00% 2023–2027[1]	6,235	6,642
Other securities		45,896
		195,261

Materials 12.07%
Cleveland-Cliffs Inc. 4.875% 2024[1]	5,375	5,505
Cleveland-Cliffs Inc. 5.75% 2025	6,831	6,758
Cleveland-Cliffs Inc. 5.875% 2027[1]	8,285	7,969
First Quantum Minerals Ltd. 7.25% 2023[1]	8,150	8,455
First Quantum Minerals Ltd. 7.50% 2025[1]	11,100	11,373
First Quantum Minerals Ltd. 6.875% 2026[1]	5,075	5,148
First Quantum Minerals Ltd. 6.50%–7.25% 2021–2024[1]	5,665	5,696
LSB Industries, Inc. 9.625% 2023[1]	5,010	5,159
Ryerson Inc. 11.00% 2022[1]	5,191	5,489
Venator Materials Corp. 5.75% 2025[1]	6,535	6,045
Other securities		85,249
		152,846

102	American Funds Insurance Series

High-Income Bond Fund

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)
Energy 10.52%
CONSOL Energy Inc. 5.875% 2022	$7,366	$7,390
Weatherford International PLC 11.00% 2024[1]	6,660	7,218
Other securities		118,661
		133,269

Consumer discretionary 9.69%
PetSmart, Inc. 7.125% 2023[1]	10,565	10,380
PetSmart, Inc. 5.875% 2025[1]	8,093	8,265
PetSmart, Inc. 8.875% 2025[1]	9,205	9,113
Scientific Games Corp. 8.25% 2026[1]	5,130	5,665
Staples, Inc. 7.50% 2026[1]	8,100	8,419
Other securities		80,879
		122,721

Industrials 8.71%
Builders FirstSource, Inc. 5.625% 2024[1]	5,958	6,209
Dun & Bradstreet Corp. 10.25% 2027[1]	5,303	6,108
FXI Holdings, Inc. 12.25% 2026[1]	5,155	5,377
LSC Communications, Inc. 8.75% 2023[1]	9,510	5,163
Other securities		87,400
		110,257

Information technology 6.29%
Almonde Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 9.446% 2025[5,7]	5,370	5,263
Genesys Telecommunications Laboratories, Inc. 10.00% 2024[1]	7,370	7,984
Infor (US), Inc. 6.50% 2022	5,400	5,491
Kronos Inc., Term Loan B, (3-month USD-LIBOR + 8.25%) 10.159% 2024[5,7]	8,645	8,883
Unisys Corp. 10.75% 2022[1]	6,600	7,113
Other securities		44,854
		79,588

Financials 5.68%
Compass Diversified Holdings 8.00% 2026[1]	5,260	5,709
FS Energy and Power Fund 7.50% 2023[1]	7,115	7,308
Other securities		58,955
		71,972

Utilities 2.96%
Talen Energy Corp. 10.50% 2026[1]	5,425	5,173
Other securities		32,249
		37,422

Real estate 2.64%
Howard Hughes Corp. 5.375% 2025[1]	6,070	6,343
Other securities		27,139
		33,482

Consumer staples 2.63%
Other securities		33,285

Total corporate bonds & notes		1,175,116

Municipals 0.00%
Other securities		5

Total bonds, notes & other debt instruments (cost: $1,171,836,000)		1,175,121

American Funds Insurance Series	103

High-Income Bond Fund

Convertible bonds 0.37%	Principal amount (000)	Value (000)
Communication services 0.22%
Gogo Inc., convertible notes, 6.00% 2022	$797	$1,001
Other securities		1,784
		2,785

Health care 0.10%
Teva Pharmaceutical Finance Co. BV, Series C, convertible bonds, 0.25% 2026	1,375	1,310

Materials 0.05%
Cleveland-Cliffs Inc., convertible notes, 1.50% 2025	500	599

Total convertible bonds (cost: $4,531,000)		4,694

Convertible stocks 0.63%	Shares
Other 0.63%
Other securities		8,057

Total convertible stocks (cost: $7,673,000)		8,057

Preferred securities 0.17%
Consumer discretionary 0.17%
Other securities		2,187

Total preferred securities (cost: $1,656,000)		2,187

Common stocks 1.11%
Communication services 0.03%
Frontier Communications Corp.[8]	13,333	12
Other securities		384
		396

Other 1.08%
Other securities		13,639

Total common stocks (cost: $19,328,000)		14,035

Rights & warrants 0.06%
Energy 0.06%
Other securities		711

Total rights & warrants (cost: $2,287,000)		711

Short-term securities 3.09%
Money market investments 3.09%
Capital Group Central Cash Fund 1.73%[9]	391,124	39,112

Total short-term securities (cost: $38,979,000)		39,112
Total investment securities 98.23% (cost: $1,246,290,000)		1,243,917
Other assets less liabilities 1.77%		22,376

Net assets 100.00%		$1,266,293

104	American Funds Insurance Series

High-Income Bond Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some securities in “Other securities” (with an aggregate value of $5,152,000, an aggregate cost of $5,650,000, and which represented .41% of the net assets of the fund) were acquired from 9/26/2013 to 8/31/2018 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[10]	Value at 12/31/2019 (000)	[11]	Unrealized (depreciation) appreciation at 12/31/2019 (000)
2 Year U.S. Treasury Note Futures	Long	295	April 2020	$59,000		$63,572		$(33)
10 Year Ultra U.S. Treasury Note Futures	Short	113	March 2020	(11,300)		(15,899)		192
								$159

Swap contracts

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 12/31/2019 (000)	Upfront payments (000)	Unrealized depreciation at 12/31/2019 (000)
CDX.NA.IG.33	1.00%/Quarterly	12/20/2024	$41,200	$(1,068)	$(970)	$(98)
CDX.NA.HY.33	5.00%/Quarterly	12/20/2024	53,680	(5,171)	(3,691)	(1,480)
					$(4,661)	$(1,578)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $792,983,000, which represented 62.62% of the net assets of the fund.
[2]	Step bond; coupon rate may change at a later date.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $23,174,000, which represented 1.83% of the net assets of the fund.
[4]	Value determined using significant unobservable inputs.
[5]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans, including those in “Other securities,” was $64,996,000, which represented 5.13% of the net assets of the fund.
[6]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[7]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[8]	Security did not produce income during the last 12 months.
[9]	Rate represents the seven-day yield at 12/31/2019.
[10]	Notional amount is calculated based on the number of contracts and notional contract size.
[11]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol

LIBOR = London Interbank Offered Rate

USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series	105

Mortgage Fund

Summary investment portfolio December 31, 2019

Bonds, notes & other debt instruments 81.04%	Principal amount (000)	Value (000)
Mortgage-backed obligations 63.38%
Federal agency mortgage-backed obligations 59.31%
Fannie Mae Pool #AL3803 3.00% 2028[1]	$13	$13
Fannie Mae Pool #BJ9590 3.00% 2034[1]	1,855	1,901
Fannie Mae Pool #BM4488 3.435% 2048[1,2]	1,690	1,730
Fannie Mae Pool #MA3692 3.50% 2049[1]	3,160	3,247
Fannie Mae Pool #CA4566 3.50% 2049[1]	2,992	3,077
Fannie Mae Pool #FM0020 3.50% 2049[1]	1,296	1,336
Fannie Mae 3.00%–5.00% 2026–2049[1,2]	3,840	3,958
Freddie Mac 4.00% 2036[1]	4,219	4,497
Freddie Mac Pool #SB8002 3.00% 2034[1]	1,750	1,794
Freddie Mac Pool #SB8027 3.00% 2035[1]	1,278	1,313
Freddie Mac Pool #760014 3.486% 2045[1,2]	1,595	1,627
Freddie Mac Pool #SD8005 3.50% 2049[1]	4,462	4,585
Freddie Mac Pool #SD8001 3.50% 2049[1]	3,325	3,417
Freddie Mac, Series K031, Class A2, Multi Family, 3.30% 2023[1]	4,722	4,908
Freddie Mac, Series K032, Class A2, Multi Family, 3.31% 2023[1]	1,250	1,301
Freddie Mac 2.60%–5.00% 2020–2049[1,2]	5,214	5,423
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 2056[1,3]	1,490	1,515
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[1]	1,437	1,464
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 2057[1,3]	10,713	11,041
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[1]	9,853	10,390
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[1]	6,803	7,063
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 2059[1]	3,737	3,808
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C, 2.75% 2029[1]	9,962	10,100
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 2028[1]	6,847	7,090
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1, 3.50% 2028[1]	1,873	1,934
Government National Mortgage Assn. 5.50% 2040[1]	1,469	1,640
Government National Mortgage Assn. 3.50% 2043[1]	1,887	1,973
Government National Mortgage Assn. 3.50% 2043[1]	1,535	1,605
Government National Mortgage Assn. 3.50% 2043[1]	1,214	1,275
Government National Mortgage Assn. 4.25% 2044[1]	1,574	1,682
Government National Mortgage Assn. 4.50% 2049[1]	16,600	17,345
Government National Mortgage Assn. 4.00% 2050[1,4]	4,760	4,927
Government National Mortgage Assn. 4.50% 2050[1,4]	2,639	2,759
Government National Mortgage Assn. Pool #MA5877 4.50% 2049[1]	1,727	1,804
Government National Mortgage Assn. 3.50%–6.50% 2034–2066[1]	16,007	16,733
Uniform Mortgage-Backed Security 3.00% 2035[1,4]	15,493	15,864
Uniform Mortgage-Backed Security 3.00% 2035[1,4]	17	17
Uniform Mortgage-Backed Security 4.50% 2050[1,4]	3,000	3,159
Vendee Mortgage Trust, Series 2011-2, Class V, 3.75% 2028[1]	3,774	3,806
Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25% 2035[1]	292	298
Other securities		1,252
		174,671

Collateralized mortgage-backed obligations (privately originated) 4.07%
Finance of America HECM Buyout, Series 2019-AB1, Class A, 2.656% 2049[1,5,6]	1,271	1,270
Other securities		10,709
		11,979

Total mortgage-backed obligations		186,650

106	American Funds Insurance Series

Mortgage Fund

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 9.65%
U.S. Treasury 4.86%
U.S. Treasury 2.00% 2022	$2,400	$2,425
U.S. Treasury 1.75% 2023	3,500	3,513
U.S. Treasury 2.875% 2023	4,350	4,547
U.S. Treasury 2.50% 2024	2,500	2,588
U.S. Treasury 2.13%–2.75% 2022–2023	1,224	1,247
		14,320

U.S. Treasury inflation-protected securities 4.79%
U.S. Treasury Inflation-Protected Security 0.625% 2023[7]	6,216	6,315
U.S. Treasury Inflation-Protected Security 2.125% 2041[7]	129	170
U.S. Treasury Inflation-Protected Security 0.75% 2042[7,8]	7,328	7,629
		14,114

Total U.S. Treasury bonds & notes		28,434

Federal agency bonds & notes 6.42%
Fannie Mae 2.00% 2022	5,800	5,849
Federal Home Loan Bank 1.375% 2021	3,000	2,992
Federal Home Loan Bank 1.875% 2021	10,000	10,055
		18,896

Asset-backed obligations 1.59%
Hertz Vehicle Financing LLC, Rental Car Asset-Backed Notes, Series 2015-1, Class A, 2.73% 2021[1,6]	1,823	1,825
Other securities		2,856
		4,681

Total bonds, notes & other debt instruments (cost: $234,202,000)		238,661

Short-term securities 13.90%
Federal agency discount notes 13.05%
Fannie Mae 1.50%–1.55% due 1/22/2020–1/23/2020	12,500	12,489
Federal Farm Credit Banks 1.57% due 1/30/2020	8,000	7,990
Federal Home Loan Bank 1.55%–1.59% due 1/3/2020–2/18/2020	13,000	12,988
Freddie Mac 1.64% due 3/18/2020	5,000	4,984
		38,451

Commercial paper 0.85%
Starbird Funding Corp. 1.58% due 1/2/2020[6]	2,500	2,500

Total short-term securities (cost: $40,948,000)		40,951
Total investment securities 94.94% (cost: $275,150,000)		279,612
Other assets less liabilities 5.06%		14,898

Net assets 100.00%		$294,510

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

American Funds Insurance Series	107

Mortgage Fund

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[9]	Value at 12/31/2019 (000)	[10]	Unrealized depreciation at 12/31/2019 (000)
2 Year U.S. Treasury Note Futures	Long	425	April 2020	$85,000		$91,588		$(49)
5 Year U.S. Treasury Note Futures	Long	427	April 2020	42,700		50,646		(176)
10 Year Ultra U.S. Treasury Note Futures	Long	126	March 2020	12,600		17,729		(213)
10 Year U.S. Treasury Note Futures	Long	79	March 2020	7,900		10,145		(95)
20 Year U.S. Treasury Bond Futures	Long	56	March 2020	5,600		8,731		(186)
30 Year Ultra U.S. Treasury Bond Futures	Long	5	March 2020	500		908		(27)
								$(746)

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2019 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2019 (000)
1.553%	U.S. EFFR	1/29/2020	$102,700	$ — [11]	$—	$— [11]
1.5365%	U.S. EFFR	1/29/2020	81,500	(1)	—	(1)
1.535%	U.S. EFFR	1/29/2020	85,500	(1)	—	(1)
1.531%	U.S. EFFR	3/18/2020	95,000	(4)	—	(4)
1.515%	U.S. EFFR	3/18/2020	86,100	(6)	—	(6)
1.5155%	U.S. EFFR	3/18/2020	182,000	(12)	—	(12)
1.5135%	U.S. EFFR	3/18/2020	181,900	(13)	—	(13)
3-month USD-LIBOR	2.806%	8/29/2020	300	(2)	—	(2)
1.4555%	U.S. EFFR	12/10/2020	16,900	(10)	—	(10)
1.454%	U.S. EFFR	12/10/2020	20,100	(12)	—	(12)
1.487%	U.S. EFFR	12/16/2020	18,375	(5)	—	(5)
1.491%	U.S. EFFR	12/16/2020	18,625	(5)	—	(5)
1.34%	U.S. EFFR	10/18/2021	21,000	(42)	—	(42)
2.0135%	3-month USD-LIBOR	10/20/2021	30,000	171	—	171
1.3615%	U.S. EFFR	11/1/2021	29,500	(45)	—	(45)
1.281%	U.S. EFFR	11/4/2021	29,500	(88)	—	(88)
U.S. EFFR	1.335%	11/26/2021	30,000	61	—	61
2.012%	3-month USD-LIBOR	10/4/2022	9,000	82	—	82
2.00%	3-month USD-LIBOR	10/5/2022	41,500	364	—	364
2.1045%	3-month USD-LIBOR	10/31/2022	4,000	48	—	48
3-month USD-LIBOR	2.2835%	1/5/2023	36,000	(640)	—	(640)
2.21875%	U.S. EFFR	3/14/2024	9,000	271	—	271
3-month USD-LIBOR	2.322%	5/2/2024	10,100	(262)	—	(262)
3-month USD-LIBOR	2.325%	5/2/2024	23,300	(606)	—	(606)
3-month USD-LIBOR	2.24%	12/5/2026	10,500	(313)	—	(313)
3-month USD-LIBOR	2.05%	7/18/2029	6,000	(92)	—	(92)
U.S. EFFR	1.485%	10/23/2029	2,100	32	—	32
U.S. EFFR	1.4869%	10/23/2029	1,900	29	—	29
U.S. EFFR	1.453%	10/24/2029	2,500	45	—	45
U.S. EFFR	1.4741%	10/24/2029	2,500	41	—	41
U.S. EFFR	1.4495%	10/24/2029	1,800	33	—	33
U.S. EFFR	1.446%	10/24/2029	200	4	—	4
1.419%	U.S. EFFR	11/26/2029	6,000	(130)	—	(130)
3-month USD-LIBOR	3.206%	7/31/2044	1,000	(222)	—	(222)
3-month USD-LIBOR	3.238%	8/8/2044	2,000	(457)	—	(457)
3-month USD-LIBOR	3.2265%	9/25/2044	3,000	(682)	—	(682)
U.S. EFFR	2.155%	11/10/2047	1,280	(86)	—	(86)
U.S. EFFR	2.5635%	2/12/2048	4,528	(714)	—	(714)
2.98%	3-month USD-LIBOR	3/15/2048	300	59	—	59

108	American Funds Insurance Series

Mortgage Fund

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2019 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2019 (000)
2.9625%	3-month USD-LIBOR	3/15/2048	$ 300	$ 57	$—	$57
2.917%	3-month USD-LIBOR	3/16/2048	600	109	—	109
3-month USD-LIBOR	1.934%	12/12/2049	2,200	80	—	80
3-month USD-LIBOR	1.935%	12/17/2049	2,480	90	—	90
3-month USD-LIBOR	2.007%	12/19/2049	900	18	—	18
3-month USD-LIBOR	2.045%	12/27/2049	2,200	24	—	24
					$—	$(2,832)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[3]	Step bond; coupon rate may change at a later date.
[4]	Purchased on a TBA basis.
[5]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of the security was $1,270,000, which represented .43% of the net assets of the fund.
[6]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $17,782,000, which represented 6.04% of the net assets of the fund.
[7]	Index-linked bond whose principal amount moves with a government price index.
[8]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $4,195,000, which represented 1.42% of the net assets of the fund.
[9]	Notional amount is calculated based on the number of contracts and notional contract size.
[10]	Value is calculated based on the notional amount and current market price.
[11]	Amount less than one thousand.

Key to abbreviations and symbol

EFFR = Effective Federal Funds Rate

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series	109

Ultra-Short Bond Fund

Investment portfolio December 31, 2019

Short-term securities 99.86%	Principal amount (000)	Value (000)
Commercial paper 71.65%
Alberta (Province of) 1.78% due 1/8/2020[1]	$9,000	$8,997
American Honda Finance Corp. 1.84% due 1/6/2020	11,000	10,997
BMW U.S. Capital LLC 1.61% due 1/8/2020[1]	7,000	6,997
Chariot Funding, LLC 2.00% due 1/7/2020[1]	9,300	9,297
CHARTA, LLC 1.78% due 1/16/2020[1]	10,000	9,992
Eli Lilly and Co. 1.66% due 1/6/2020[1]	10,000	9,997
ExxonMobil Corp. 1.65% due 2/18/2020	10,000	9,977
Henkel of America, Inc. 1.75% due 2/4/2020[1]	7,000	6,989
LVMH Moët Hennessy Louis Vuitton Inc. 1.70% due 2/13/2020[1]	10,000	9,980
National Rural Utilities Cooperative Finance Corp. 1.72% due 1/13/2020	8,100	8,095
Nederlandse Waterschapsbank N.V. 1.84% due 3/18/2020[1]	10,000	9,961
New York Life Capital Corp. 1.60% due 2/12/2020[1]	10,000	9,980
NRW.BANK 1.90% due 1/21/2020[1]	9,000	8,991
OMERS Finance Trust 1.87% due 1/22/2020[1]	10,000	9,990
Oversea-Chinese Banking Corp. Ltd. 1.87% due 1/24/2020[1]	10,800	10,787
Pfizer Inc. 2.04% due 1/23/2020[1]	11,700	11,688
Simon Property Group, LP 1.70% due 1/13/2020[1]	8,100	8,095
ST Engineering North America, Inc. 1.87% due 1/21/2020[1]	2,000	1,998
Starbird Funding Corp. 1.58% due 1/2/2020[1]	6,000	6,000
United Overseas Bank Ltd. 1.83% due 2/25/2020[1]	10,000	9,974
United Parcel Service Inc. 1.62% due 1/13/2020[1]	10,200	10,195
Victory Receivables Corp. 1.82% due 2/3/2020[1]	10,000	9,983
Walt Disney Co. 1.69% due 2/26/2020[1]	5,000	4,986
		203,946

Federal agency discount notes 14.73%
Fannie Mae 1.53% due 1/10/2020	10,000	9,996
Federal Farm Credit Banks 1.55% due 3/4/2020	7,000	6,981
Federal Home Loan Bank 1.57% due 1/31/2020	15,000	14,982
Freddie Mac 1.55% due 3/10/2020	10,000	9,971
		41,930

Bonds & notes of governments & government agencies outside the U.S. 9.97%
CPPIB Capital Inc. 1.82% due 1/24/2020	10,000	9,989
Ontario (Province of) 1.74% due 2/3/2020	7,400	7,389
Québec (Province of) 1.85% due 1/16/2020[1]	11,000	10,992
		28,370

U.S. Treasury bonds & notes 3.51%
U.S. Treasury Bill 1.50% due 2/11/2020	10,000	9,983

Total short-term securities (cost: $284,222,000)		284,229
Total investment securities 99.86% (cost: $284,222,000)		284,229
Other assets less liabilities 0.14%		401

Net assets 100.00%		$284,630

[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $185,869,000, which represented 65.30% of the net assets of the fund.

See notes to financial statements.

110	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Summary investment portfolio December 31, 2019

Bonds, notes & other debt instruments 96.81%	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 51.15%
U.S. Treasury 43.49%
U.S. Treasury 1.75% 2021[1]	$33,540	$33,641
U.S. Treasury (3-month U.S. Treasury Bill Yield + 0.30%) 1.826% 2021[2]	51,589	51,671
U.S. Treasury 2.00% 2021	46,300	46,669
U.S. Treasury 2.125% 2021	23,450	23,661
U.S. Treasury 2.25% 2021	23,580	23,820
U.S. Treasury 1.75% 2022	174,300	174,930
U.S. Treasury 1.875% 2022	63,000	63,391
U.S. Treasury 1.875% 2022	25,000	25,170
U.S. Treasury 1.875% 2022	23,000	23,167
U.S. Treasury 2.00% 2022	69,500	70,238
U.S. Treasury 2.125% 2023[1]	57,739	58,782
U.S. Treasury 2.875% 2023	43,000	44,952
U.S. Treasury 2.875% 2023	22,500	23,538
U.S. Treasury 1.50% 2024	47,000	46,623
U.S. Treasury 2.00% 2024	30,050	30,469
U.S. Treasury 2.125% 2024[1]	31,975	32,620
U.S. Treasury 2.50% 2024	44,000	45,540
U.S. Treasury 2.75% 2025	38,000	39,970
U.S. Treasury 1.625% 2026	77,000	76,037
U.S. Treasury 1.875% 2026	86,000	86,393
U.S. Treasury 1.75% 2029	35,000	34,467
U.S. Treasury 2.25% 2049[1]	25,700	24,937
U.S. Treasury 2.875% 2049[1]	26,000	28,663
U.S. Treasury 1.50%–2.88% 2021–2049[1]	148,885	150,278
		1,259,627

U.S. Treasury inflation-protected securities 7.66%
U.S. Treasury Inflation-Protected Security 0.625% 2023[3]	36,777	37,362
U.S. Treasury Inflation-Protected Security 0.125% 2024[3]	72,013	72,476
U.S. Treasury Inflation-Protected Security 0.25% 2025[3]	24,054	24,283
U.S. Treasury Inflation-Protected Security 0.75% 2042[1,3]	22,423	23,344
U.S. Treasury Inflation-Protected Securities 0.13%–2.13% 2022–2049[3]	61,709	64,292
		221,757

Total U.S. Treasury bonds & notes		1,481,384

Mortgage-backed obligations 27.67%
Federal agency mortgage-backed obligations 27.67%
Fannie Mae Pool #BH2597 4.00% 2047[4]	25,092	26,390
Fannie Mae Pool #MA3775 3.50% 2049[4]	44,907	46,182
Fannie Mae 0%–9.16% 2022–2049[2,4]	75,935	79,030
Freddie Mac Pool #SD8001 3.50% 2049[4]	90,895	93,422
Freddie Mac Pool #SD8005 3.50% 2049[4]	34,320	35,264
Freddie Mac 0%–5.50% 2020–2049[2,4]	79,149	81,942
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[4]	37,774	39,835
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 2028[4]	39,374	40,773
Government National Mortgage Assn. 3.50% 2050[4,5]	40,000	41,221
Government National Mortgage Assn. 4.00% 2050[4,5]	30,870	31,952
Government National Mortgage Assn. 2.26%–6.64% 2034–2065[2,4,5]	81,733	85,971
Uniform Mortgage-Backed Security 3.00% 2035[4,5]	76,804	78,695
Uniform Mortgage-Backed Security 3.00% 2035[4,5]	28,225	28,903
Uniform Mortgage-Backed Security 4.50% 2050[4,5]	16	17
Other securities		91,827
		801,424

American Funds Insurance Series	111

U.S. Government/AAA-Rated Securities Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Federal agency bonds & notes 17.99%
Fannie Mae 2.75% 2021	$26,500	$26,938
Fannie Mae 2.875% 2023	36,000	37,533
Fannie Mae 1.25%–7.13% 2021–2030	6,900	8,673
Federal Home Loan Bank 3.25%–5.50% 2023–2036	30,315	32,747
Freddie Mac 2.375% 2021	40,000	40,340
Private Export Funding Corp. 3.266% 2021[6]	34,000	34,994
Private Export Funding Corp. 2.25%–3.55% 2020–2024	11,340	11,768
Tennessee Valley Authority, Series A, 3.875% 2021	32,975	33,756
Tennessee Valley Authority 2.88%–5.88% 2027–2060	14,330	16,251
U.S. Agency for International Development, Iraq (State of) 2.149% 2022	6,670	6,749
U.S. Agency for International Development, Jordan (Kingdom of) 2.503% 2020	88,000	88,693
U.S. Agency for International Development, Jordan (Kingdom of) 2.578% 2022	43,000	43,884
U.S. Agency for International Development, Jordan (Kingdom of) 3.00% 2025	43,250	45,794
U.S. Agency for International Development, Morocco (Kingdom of) 7.55% 2026	3,010	3,549
U.S. Agency for International Development, Tunisia (Kingdom of) 1.416% 2021	3,000	2,990
U.S. Agency for International Development, Ukraine 1.471% 2021	4,410	4,397
U.S. Department of Housing and Urban Development 1.98%–3.70% 2020–2034	73,632	76,567
Other securities		5,422
		521,045

Total bonds, notes & other debt instruments (cost: $2,765,266,000)		2,803,853

Short-term securities 8.05%
Commercial paper 7.88%
Bank of New York Co., Inc. 1.60% due 1/2/2020	26,700	26,698
Exxon Mobil Corp. 1.62% due 2/3/2020	50,000	49,923
Pfizer Inc. 1.67% due 1/16/2020[6]	64,800	64,755
Starbird Funding Corp. 1.58% due 1/2/2020[6]	28,100	28,098
Toronto-Dominion Bank 1.70% due 1/7/2020[6]	50,000	49,983
Other securities		8,695
		228,152

Federal agency discount notes 0.17%
Other securities		4,994

Total short-term securities (cost: $233,152,000)		233,146
Total investment securities 104.86% (cost: $2,998,418,000)		3,036,999
Other assets less liabilities (4.86)%		(140,665)

Net assets 100.00%		$2,896,334

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

112	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[7]	Value at 12/31/2019 (000)	[8]	Unrealized (depreciation) appreciation at 12/31/2019 (000)
30 Day Federal Funds Futures	Long	451	January 2020	$187,932		$185,014		$(118)
90 Day Euro Dollar Futures	Long	565	March 2020	141,250		138,799		543
2 Year U.S. Treasury Note Futures	Long	4,270	April 2020	854,000		920,185		90
5 Year U.S. Treasury Note Futures	Long	6,935	April 2020	693,500		822,556		(3,396)
10 Year U.S. Treasury Note Futures	Long	1,481	March 2020	148,100		190,193		(1,498)
10 Year Ultra U.S. Treasury Note Futures	Short	32	March 2020	(3,200)			(4,502)	54
20 Year U.S. Treasury Bond Futures	Long	219	March 2020	21,900		34,144		(596)
30 Year Ultra U.S. Treasury Bond Futures	Long	569	March 2020	56,900		103,362		(3,027)
								$(7,948)

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2019 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 12/31/2019 (000)
1.553%	U.S. EFFR	1/29/2020	$1,624,100	$ 1	$—	$1
1.5365%	U.S. EFFR	1/29/2020	1,288,300	(16)	—	(16)
1.535%	U.S. EFFR	1/29/2020	1,351,500	(18)	—	(18)
1.531%	U.S. EFFR	3/18/2020	741,200	(33)	—	(33)
1.515%	U.S. EFFR	3/18/2020	671,100	(45)	—	(45)
1.5155%	U.S. EFFR	3/18/2020	1,419,000	(93)	—	(93)
1.5135%	U.S. EFFR	3/18/2020	1,418,700	(97)	—	(97)
1.5435%	U.S. EFFR	4/29/2020	770,000	(9)	—	(9)
1.535%	U.S. EFFR	4/29/2020	1,187,700	(25)	—	(25)
3-month USD-LIBOR	2.806%	8/29/2020	34,300	(223)	—	(223)
1.4555%	U.S. EFFR	12/10/2020	129,200	(77)	—	(77)
1.454%	U.S. EFFR	12/10/2020	152,800	(94)	—	(94)
1.4995%	U.S. EFFR	12/20/2020	283,000	(43)	—	(43)
2.197%	U.S. EFFR	4/15/2021	174,000	1,418	—	1,418
1.605%	U.S. EFFR	6/20/2021	116,816	124	—	124
1.6325%	U.S. EFFR	7/18/2021	243,000	453	—	453
1.34%	U.S. EFFR	10/18/2021	50,000	(99)	—	(99)
1.355%	U.S. EFFR	10/24/2021	34,100	(57)	—	(57)
1.339%	U.S. EFFR	10/24/2021	62,000	(122)	—	(122)
1.3065%	U.S. EFFR	10/25/2021	83,800	(213)	—	(213)
1.39%	U.S. EFFR	10/31/2021	116,000	(116)	—	(116)
1.3615%	U.S. EFFR	11/1/2021	252,400	(383)	—	(383)
1.281%	U.S. EFFR	11/4/2021	252,700	(756)	—	(756)
1.411%	U.S. EFFR	11/7/2021	56,875	(35)	—	(35)
1.3925%	U.S. EFFR	11/7/2021	56,875	(54)	—	(54)
U.S. EFFR	1.335%	11/26/2021	222,000	451	—	451
1.433%	U.S. EFFR	12/16/2021	137,600	(21)	—	(21)
3-month USD-LIBOR	2.2175%	3/17/2022	52,000	(612)	—	(612)
2.197%	U.S. EFFR	4/18/2022	47,400	768	—	768
3-month USD-LIBOR	1.75918%	4/29/2022	58,000	(111)	—	(111)
1.8475%	3-month USD-LIBOR	7/11/2022	34,900	150	—	150
2.5775%	U.S. EFFR	7/16/2022	181,639	2,107	—	2,107
3-month USD-LIBOR	1.948%	7/28/2022	20,000	(139)	—	(139)
2.80%	3-month USD-LIBOR	9/2/2022	280,000	6,379	—	6,379
2.75%	3-month USD-LIBOR	9/2/2022	280,000	6,107	—	6,107
2.009%	3-month USD-LIBOR	10/4/2022	50,000	450	—	450

American Funds Insurance Series	113

U.S. Government/AAA-Rated Securities Fund

Swap contracts (continued)

Interest rate swaps (continued)

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2019 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 12/31/2019 (000)
3-month USD-LIBOR	2.0815%	2/10/2024	$ 28,700	$ (441)	$—	$(441)
2.21875%	U.S. EFFR	3/14/2024	54,000	1,627	—	1,627
3-month USD-LIBOR	2.21079%	3/27/2024	48,318	(1,010)	—	(1,010)
3-month USD-LIBOR	2.33%	5/2/2024	48,460	(1,272)	—	(1,272)
3-month USD-LIBOR	2.588%	1/26/2025	15,600	(647)	—	(647)
3-month USD-LIBOR	1.867%	7/11/2025	49,400	(84)	—	(84)
3-month USD-LIBOR	2.27%	12/5/2026	44,900	(1,426)	—	(1,426)
2.91%	3-month USD-LIBOR	2/1/2028	16,000	723	—	723
2.908%	3-month USD-LIBOR	2/1/2028	16,000	721	—	721
2.925%	3-month USD-LIBOR	2/1/2028	12,800	587	—	587
2.92%	3-month USD-LIBOR	2/2/2028	12,200	556	—	556
U.S. EFFR	2.5065%	3/22/2028	8,700	(610)	—	(610)
U.S. EFFR	2.535%	3/23/2028	6,700	(484)	—	(484)
U.S. EFFR	2.471%	3/27/2028	8,100	(546)	—	(546)
U.S. EFFR	2.4575%	3/29/2028	9,638	(639)	—	(639)
U.S. EFFR	2.424%	3/30/2028	8,160	(520)	—	(520)
U.S. EFFR	2.412%	4/5/2028	3,702	(233)	—	(233)
3-month USD-LIBOR	1.9675%	6/21/2029	50,700	(418)	—	(418)
3-month USD-LIBOR	2.05%	7/18/2029	41,000	(629)	—	(629)
3-month USD-LIBOR	1.995%	7/19/2029	25,400	(266)	—	(266)
U.S. EFFR	1.485%	10/23/2029	16,000	244	—	244
U.S. EFFR	1.4869%	10/23/2029	14,600	220	—	220
U.S. EFFR	1.453%	10/24/2029	18,500	336	—	336
U.S. EFFR	1.4741%	10/24/2029	18,500	300	—	300
U.S. EFFR	1.4495%	10/24/2029	13,600	251	—	251
U.S. EFFR	1.446%	10/24/2029	1,800	34	—	34
1.419%	U.S. EFFR	11/26/2029	47,000	(1,021)	—	(1,021)
3-month USD-LIBOR	2.97125%	9/2/2030	62,000	(5,923)	—	(5,923)
3-month USD-LIBOR	3.005%	9/2/2030	62,000	(6,114)	—	(6,114)
3-month USD-LIBOR	2.986%	2/1/2038	7,800	(449)	—	(449)
3-month USD-LIBOR	2.9625%	2/1/2038	9,800	(545)	—	(545)
3-month USD-LIBOR	2.963%	2/1/2038	9,800	(546)	—	(546)
3-month USD-LIBOR	2.967%	2/2/2038	7,600	(426)	—	(426)
3-month USD-LIBOR	3.34%	6/27/2044	10,000	(2,481)	—	(2,481)
3-month USD-LIBOR	3.206%	7/31/2044	16,000	(3,559)	—	(3,559)
3-month USD-LIBOR	3.238%	8/8/2044	16,000	(3,659)	—	(3,659)
3-month USD-LIBOR	2.7045%	1/2/2045	12,000	(1,489)	—	(1,489)
3-month USD-LIBOR	2.4945%	1/9/2045	2,000	(164)	—	(164)
3-month USD-LIBOR	2.5055%	1/9/2045	11,000	(925)	—	(925)
3-month USD-LIBOR	2.52822%	11/23/2045	4,390	(398)	—	(398)
U.S. EFFR	2.155%	11/10/2047	8,640	(580)	—	(580)
U.S. EFFR	2.5635%	2/12/2048	33,204	(5,234)	—	(5,234)
3-month USD-LIBOR	1.934%	12/12/2049	19,300	704	—	704
3-month USD-LIBOR	1.935%	12/17/2049	17,280	627	—	627
3-month USD-LIBOR	2.007%	12/19/2049	21,500	423	—	423
3-month USD-LIBOR	2.045%	12/27/2049	15,100	166	—	166
					$—	$(20,302)

114	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $46,115,000, which represented 1.59% of the net assets of the fund.
[2]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]	Purchased on a TBA basis.
[6]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $177,830,000, which represented 6.14% of the net assets of the fund.
[7]	Notional amount is calculated based on the number of contracts and notional contract size.
[8]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol

EFFR = Effective Federal Funds Rate

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series	115

Managed Risk Growth Fund

Investment portfolio December 31, 2019

Growth funds 81.52%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	4,413,020	$358,426

Total growth funds (cost: $314,327,000)		358,426

Fixed income funds 15.17%
American Funds Insurance Series – Bond Fund, Class 1	5,970,036	66,685

Total fixed income funds (cost: $64,788,000)		66,685

Short-term securities 3.38%
Government Cash Management Fund 1.51%[1]	14,836,148	14,836

Total short-term securities (cost: $14,836,000)		14,836
Total investment securities 100.07% (cost: $393,951,000)		439,947
Other assets less liabilities (0.07)%		(297)

Net assets 100.00%		$439,650

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[2]	Value at 12/31/2019 (000)	[3]	Unrealized depreciation at 12/31/2019 (000)
5 Year U.S. Treasury Note Futures	Long	142	March 2020	$14,200		$16,843		$(61)

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2019, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (loss) (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliates at 12/31/2019 (000)
Growth funds 81.52%
American Funds Insurance Series – Growth Fund, Class 1	3,963,500	841,360	391,840	4,413,020	$3,636	$45,980	$3,243	$358,426
Fixed income funds 15.17%
American Funds Insurance Series – Bond Fund, Class 1	5,110,855	1,716,104	856,923	5,970,036	(16)	3,708	1,763	66,685
Total 96.69%					$3,620	$49,688	$5,006	$425,111

[1]	Rate represents the seven-day yield at 12/31/2019.
[2]	Notional amount is calculated based on the number of contracts and notional contract size.
[3]	Value is calculated based on the notional amount and current market price.

See notes to financial statements.

116	American Funds Insurance Series

Managed Risk International Fund

Investment portfolio December 31, 2019

Growth funds 80.75%	Shares	Value (000)
American Funds Insurance Series – International Fund, Class 1	6,417,163	$133,862

Total growth funds (cost: $119,729,000)		133,862

Fixed income funds 14.76%
American Funds Insurance Series – Bond Fund, Class 1	2,190,172	24,465

Total fixed income funds (cost: $23,789,000)		24,465

Short-term securities 4.55%
Government Cash Management Fund 1.51%[1]	7,541,294	7,541

Total short-term securities (cost: $7,541,000)		7,541
Total investment securities 100.06% (cost: $151,059,000)		165,868
Other assets less liabilities (0.06)%		(99)

Net assets 100.00%		$165,769

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[2]	Value at 12/31/2019 (000)	[3]	Unrealized depreciation at 12/31/2019 (000)
5 Year U.S. Treasury Note Futures	Long	72	March 2020	$7,200		$8,540		$(30)

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2019, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliates at 12/31/2019 (000)
Growth funds 80.75%
American Funds Insurance Series – International Fund, Class 1	6,802,836	422,276	807,949	6,417,163	$553	$20,856	$2,158	$133,862
Fixed income funds 14.76%
American Funds Insurance Series – Bond Fund, Class 1	2,162,908	382,186	354,922	2,190,172	64	1,507	667	24,465
Total 95.51%					$617	$22,363	$2,825	$158,327

[1]	Rate represents the seven-day yield at 12/31/2019.
[2]	Notional amount is calculated based on the number of contracts and notional contract size.
[3]	Value is calculated based on the notional amount and current market price.

See notes to financial statements.

American Funds Insurance Series	117

Managed Risk Blue Chip Income and Growth Fund

Investment portfolio December 31, 2019

Growth-and-income funds 81.97%	Shares	Value (000)
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	22,089,727	$299,536

Total growth-and-income funds (cost: $295,807,000)		299,536

Fixed income funds 14.64%
American Funds Insurance Series – U.S. Government/AAA-Rated Securities Fund, Class 1	4,337,434	53,524

Total fixed income funds (cost: $52,792,000)		53,524

Short-term securities 3.45%
Government Cash Management Fund 1.51%[1]	12,608,727	12,609

Total short-term securities (cost: $12,609,000)		12,609
Total investment securities 100.06% (cost: $361,208,000)		365,669
Other assets less liabilities (0.06)%		(234)

Net assets 100.00%		$365,435

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[2]	Value at 12/31/2019 (000)	[3]	Unrealized depreciation at 12/31/2019 (000)
5 Year U.S. Treasury Note Futures	Long	121	March 2020	$12,100		$14,352		$(52)

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2019, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliates at 12/31/2019 (000)
Growth-and-income funds 81.97%
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	21,901,978	2,725,657	2,537,908	22,089,727	$139	$27,211	$6,403	$299,536

Fixed income funds 14.64%
American Funds Insurance Series – U.S. Government/AAA-Rated Securities Fund, Class 1	4,484,388	702,066	849,020	4,337,434	30	1,747	1,181	53,524

Total 96.61%					$169	$28,958	$7,584	$353,060

[1]	Rate represents the seven-day yield at 12/31/2019.
[2]	Notional amount is calculated based on the number of contracts and notional contract size.
[3]	Value is calculated based on the notional amount and current market price.

See notes to financial statements.

118	American Funds Insurance Series

Managed Risk Growth-Income Fund

Investment portfolio December 31, 2019

Growth-and-income funds 81.15%	Shares	Value (000)
American Funds Insurance Series – Growth-Income Fund, Class 1	36,320,774	$1,841,827

Total growth-and-income funds (cost: $1,679,355,000)		1,841,827

Fixed income funds 14.86%
American Funds Insurance Series – Bond Fund, Class 1	30,186,789	337,186

Total fixed income funds (cost: $317,192,000)		337,186

Short-term securities 3.81%
Government Cash Management Fund 1.51%[1]	86,525,815	86,526

Total short-term securities (cost: $86,526,000)		86,526

Options purchased 0.19%
Options purchased*		4,322

Total options purchased (cost: $14,443,000)		4,322
Total investment securities 100.01% (cost: $2,097,516,000)		2,269,861
Other assets less liabilities (0.01)%		(137)

Net assets 100.00%		$2,269,724

* Options purchased

Put

Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 12/31/2019 (000)
S&P 500 Index	110	$355	$2,050.00	3/20/2020	$8
S&P 500 Index	2,720	8,788	2,100.00	3/20/2020	231
S&P 500 Index	1,200	3,877	2,150.00	3/20/2020	144
S&P 500 Index	50	162	2,175.00	3/20/2020	5
S&P 500 Index	715	2,310	2,200.00	3/20/2020	82
S&P 500 Index	135	436	2,225.00	3/20/2020	17
S&P 500 Index	170	549	2,250.00	3/20/2020	25
S&P 500 Index	95	307	2,225.00	6/19/2020	50
S&P 500 Index	250	808	2,250.00	6/19/2020	148
S&P 500 Index	130	420	2,275.00	6/19/2020	92
S&P 500 Index	3,520	11,372	2,325.00	6/19/2020	3,041
S&P 500 Index	160	517	2,350.00	6/19/2020	130
S&P 500 Index	180	582	2,375.00	6/19/2020	160
S&P 500 Index	70	226	2,400.00	6/19/2020	78
S&P 500 Index	65	210	2,450.00	6/19/2020	86
S&P 500 Index	15	48	2,325.00	9/18/2020	25
					$4,322

American Funds Insurance Series	119

Managed Risk Growth-Income Fund

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[2]	Value at 12/31/2019 (000)	[3]	Unrealized (depreciation) appreciation at 12/31/2019 (000)
5 Year U.S. Treasury Note Futures	Long	876	March 2020	$87,600		$103,902		$(375)
S&P 500 E-mini Index Contracts	Long	380	March 2020	19		61,391		1,045
								$670

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2019, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliates at 12/31/2019 (000)
Growth-and-income funds 81.15%
American Funds Insurance Series – Growth-Income Fund, Class 1	33,123,343	5,204,328	2,006,897	36,320,774	$10,843	$181,776	$32,844	$1,841,827

Fixed income funds 14.86%
American Funds Insurance Series – Bond Fund, Class 1	26,945,898	5,339,384	2,098,493	30,186,789	551	19,412	9,121	337,186
Total 96.01%					$11,394	$201,188	$41,965	$2,179,013

[1]	Rate represents the seven-day yield at 12/31/2019.
[2]	Notional amount is calculated based on the number of contracts and notional contract size.
[3]	Value is calculated based on the notional amount and current market price.

See notes to financial statements.

120	American Funds Insurance Series

Managed Risk Asset Allocation Fund

Investment portfolio December 31, 2019

Asset allocation funds 95.49%	Shares	Value (000)
American Funds Insurance Series – Asset Allocation Fund, Class 1	112,462,863	$2,704,731

Total asset allocation funds (cost: $2,461,096,000)		2,704,731

Short-term securities 4.57%
Government Cash Management Fund 1.51%[1]	129,388,605	129,389

Total short-term securities (cost: $129,389,000)		129,389
Total investment securities 100.06% (cost: $2,590,485,000)		2,834,120
Other assets less liabilities (0.06)%		(1,616)

Net assets 100.00%		$2,832,504

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[2]	Value at 12/31/2019 (000)	[3]	Unrealized depreciation at 12/31/2019 (000)
5 Year U.S. Treasury Note Futures	Long	1,222	March 2020	$122,200		$144,941		$(525)

Investment in affiliates

This holding is an affiliate of the fund under the Investment Company Act of 1940 since it is controlled by the same board of trustees as the series. Further details on this holding and related transactions during the year ended December 31, 2019, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliates at 12/31/2019 (000)
Asset allocation funds 95.49%
American Funds Insurance Series – Asset Allocation Fund, Class 1	115,468,223	9,622,390	12,627,750	112,462,863	$18,556	$297,458	$55,061	$2,704,731

[1]	Rate represents the seven-day yield at 12/31/2019.
[2]	Notional amount is calculated based on the number of contracts and notional contract size.
[3]	Value is calculated based on the notional amount and current market price.

See notes to financial statements.

American Funds Insurance Series	121

Financial statements

Statements of assets and liabilities
at December 31, 2019

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$6,834,678	$4,695,009	$28,530,215	$10,090,299	$3,763,903
Affiliated issuers	—	12,711	—	—	—
Cash	77	984	961	1,558	5,500
Cash collateral received for securities on loan	—	9,581	—	—	—
Cash denominated in currencies other than U.S. dollars	187	5,130	822	3,548	730
Unrealized appreciation on open forward currency contracts	—	—	—	—	—
Receivables for:
Sales of investments	—	2,285	7,836	2,831	261
Sales of fund’s shares	2,516	3,547	5,850	1,503	1,370
Dividends and interest	12,553	3,331	40,016	17,475	6,799
Closed forward currency contracts	—	—	—	—	—
Variation margin on futures contracts	—	—	—	—	—
Variation margin on swap contracts	—	—	—	—	—
Securities lending income	—	384	—	—	9
Other	468	226	53	96	1,978
	6,850,479	4,733,188	28,585,753	10,117,310	3,780,550
Liabilities:
Collateral for securities on loan	—	95,814	—	—	—
Unrealized depreciation on open forward currency contracts	—	—	—	131	—
Payables for:
Purchases of investments	218	2,571	19,404	1,808	841
Repurchases of fund’s shares	40,573	4,821	82,386	18,480	3,083
Investment advisory services	2,924	2,682	7,647	4,148	2,180
Insurance administrative fees	226	121	897	230	382
Services provided by related parties	1,061	653	4,372	1,231	429
Trustees’ deferred compensation	77	52	497	207	36
Closed forward currency contracts	—	—	—	—	—
Variation margin on futures contracts	—	—	—	—	—
Variation margin on swap contracts	—	—	—	—	—
Non-U.S. taxes	4,857	6,103	811	15,406	13,045
Other	96	98	80	238	143
	50,032	112,915	116,094	41,879	20,139
Net assets at December 31, 2019	$6,800,447	$4,620,273	$28,469,659	$10,075,431	$3,760,411

Net assets consist of:
Capital paid in on shares of beneficial interest	$3,735,844	$3,169,995	$15,151,170	$7,794,312	$2,756,659
Total distributable earnings	3,064,603	1,450,278	13,318,489	2,281,119	1,003,752
Net assets at December 31, 2019	$6,800,447	$4,620,273	$28,469,659	$10,075,431	$3,760,411

Investment securities on loan, at value	$—	$102,111	$—	$—	$2,679
Investment securities, at cost:
Unaffiliated issuers	3,948,846	3,495,309	16,010,216	7,618,504	2,782,480
Affiliated issuers	—	45,916	—	—	—
Cash denominated in currencies other than U.S. dollars, at cost	186	5,130	822	3,531	745

See end of statements of assets and liabilities for footnote.

See notes to financial statements.

122	American Funds Insurance Series

(dollars in thousands)

Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund	Bond Fund	Global Bond Fund

$9,276,932	$2,138,294	$35,695,564	$1,502,569	$990,616	$27,124,386	$435,920	$10,917,401	$2,118,893
—	—	336,143	—	—	444,495	—	—	—
199	226	2,015	48	114	5,535	62	7,258	459
—	—	—	—	—	510	—	—	—
170	299	180	427	278	1,146	3	64	94
—	—	—	—	—	—	173	2,743	3,976

—	112	88	131	22,405	213,442	1	669,867	18,110
1,708	662	5,285	300	1,104	9,829	140	7,295	2,121
15,592	5,398	71,629	4,137	3,549	83,460	1,682	63,827	18,545
—	—	—	—	—	—	—	—	53
—	—	—	—	22	437	2	2,378	167
—	—	—	—	97	292	13	948	200
—	—	—	—	—	126	—	—	—
10	393	394	40	22	160	32	61	162
9,294,611	2,145,384	36,111,298	1,507,652	1,018,207	27,883,818	438,028	11,671,842	2,162,780

—	—	—	—	—	5,103	—	—	—
—	137	—	11	—	—	272	3,934	6,186

509	44	12,801	184	18,310	434,944	264	1,108,141	25,517
7,089	2,594	57,734	6,267	235	11,152	104	1,500	294
3,021	1,056	7,672	755	397	6,088	242	3,237	954
365	86	724	60	275	2,677	57	303	30
1,007	369	4,017	111	118	2,703	73	1,126	276
91	24	579	12	4	284	3	125	26
—	—	—	—	—	—	—	—	66
—	—	—	—	48	473	1	2,265	196
—	—	—	—	56	17	7	51	218
164	2,545	1,411	112	38	586	49	—	273
4	46	94	54	10	136	6	—	100
12,250	6,901	85,032	7,566	19,491	464,163	1,078	1,120,682	34,136
$9,282,361	$2,138,483	$36,026,266	$1,500,086	$998,716	$27,419,655	$436,950	$10,551,160	$2,128,644

$7,024,809	$1,446,699	$24,318,085	$1,269,718	$924,094	$20,498,664	$354,288	$10,126,847	$2,039,155
2,257,552	691,784	11,708,181	230,368	74,622	6,920,991	82,662	424,313	89,489
$9,282,361	$2,138,483	$36,026,266	$1,500,086	$998,716	$27,419,655	$436,950	$10,551,160	$2,128,644

$—	$—	$—	$—	$—	$5,211	$—	$—	$—

7,160,359	1,501,184	25,109,357	1,239,563	895,730	20,541,489	353,703	10,597,431	2,061,125
—	—	279,526	—	—	328,678	—	—	—
170	298	180	426	278	1,146	3	64	94

American Funds Insurance Series	123

Statements of assets and liabilities
at December 31, 2019

	High- Income Bond Fund		Mortgage Fund	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Managed Risk Growth Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$1,243,917		$279,612	$284,229	$3,036,999	$14,836
Affiliated issuers	—		—	—	—	425,111
Cash	726		262	109	2,199	99
Cash collateral pledged for futures contracts	154		—	—	—	—
Cash collateral pledged for swap contracts	2,100		—	—	—	—
Cash denominated in currencies other than U.S. dollars	—	*	—	—	—	—
Receivables for:
Sales of investments	2,727		83,408	—	298,428	447
Sales of fund’s shares	209		235	696	1,934	32
Dividends and interest	20,007		732	—	10,545	21
Variation margin on futures contracts	33		20	—	217	—
Variation margin on swap contracts	41		329	—	3,682	—
Other	3		1	—	—	—
	1,269,917		364,599	285,034	3,354,004	440,546
Liabilities:
Payables for:
Purchases of investments	2,150		69,602	—	453,440	29
Repurchases of fund’s shares	686		164	234	637	472
Investment advisory services	506		105	78	835	37
Insurance administrative fees	38		17	14	78	264
Services provided by related parties	188		25	62	386	89
Trustees’ deferred compensation	46		3	16	58	2
Variation margin on futures contracts	—		65	—	1,058	—
Variation margin on swap contracts	9		108	—	1,177	3
Other	1		—	—	1	—
	3,624		70,089	404	457,670	896
Net assets at December 31, 2019	$1,266,293		$294,510	$284,630	$2,896,334	$439,650

Net assets consist of:
Capital paid in on shares of beneficial interest	$1,456,035		$291,684	$283,903	$2,843,203	$375,936
Total (accumulated loss) distributable earnings	(189,742)		2,826	727	53,131	63,714
Net assets at December 31, 2019	$1,266,293		$294,510	$284,630	$2,896,334	$439,650

Investment securities on loan, at value	$—		$—	$—	$—	$—
Investment securities, at cost:
Unaffiliated issuers	1,246,290		275,150	284,222	2,998,418	14,836
Affiliated issuers	—		—	—	—	379,115
Cash denominated in currencies other than U.S. dollars, at cost	—	*	—	—	—	—

See end of statements of assets and liabilities for footnote.

See notes to financial statements.

124	American Funds Insurance Series

(dollars in thousands)

Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

$7,541	$12,609	$90,848	$129,389
158,327	353,060	2,179,013	2,704,731
50	85	2,356	856
—	—	—	—
—	—	—	—
—	—	—	—

134	89	21,241	649
3	—	1,026	590
10	18	117	178
—	—	—	—
—	—	126	—
—	—	—	—
166,065	365,861	2,294,727	2,836,393

—	—	754	—
144	94	22,617	1,273
14	31	192	238
101	221	1,376	1,735
34	75	58	588
1	2	6	26
—	—	—	—
2	3	—	29
—	—	—	—
296	426	25,003	3,889
$165,769	$365,435	$2,269,724	$2,832,504

$154,345	$346,751	$1,940,147	$2,449,900
11,424	18,684	329,577	382,604
$165,769	$365,435	$2,269,724	$2,832,504

$—	$—	$—	$—

7,541	12,609	100,969	129,389
143,518	348,599	1,996,547	2,461,096
—	—	—	—

American Funds Insurance Series	125

Statements of assets and liabilities
at December 31, 2019

		Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized

Class 1:	Net assets	$2,515,595	$2,050,138	$10,840,676	$5,353,248	$2,128,928
	Shares outstanding	77,246	76,500	133,471	256,566	82,393
	Net asset value per share	$32.57	$26.80	$81.22	$20.86	$25.84
Class 1A:	Net assets	$7,914	$575	$18,051	$7,041	$4,461
	Shares outstanding	244	22	223	339	173
	Net asset value per share	$32.47	$26.74	$80.92	$20.80	$25.74
Class 2:	Net assets	$3,894,942	$2,363,250	$15,884,538	$4,310,970	$981,055
	Shares outstanding	120,828	90,815	197,149	207,441	38,339
	Net asset value per share	$32.24	$26.02	$80.57	$20.78	$25.59
Class 3:	Net assets			$213,515	$24,708
	Shares outstanding	Not applicable	Not applicable	2,609	1,181	Not applicable
	Net asset value per share			$81.84	$20.92
Class 4:	Net assets	$381,996	$206,310	$1,512,879	$379,464	$645,967
	Shares outstanding	11,917	7,887	19,051	18,478	25,360
	Net asset value per share	$32.05	$26.16	$79.41	$20.54	$25.47

		High- Income Bond Fund	Mortgage Fund	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Managed Risk Growth Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized

Class 1:	Net assets	$524,749	$210,225	$29,304	$1,418,254
	Shares outstanding	53,157	19,906	2,592	114,937	Not applicable
	Net asset value per share	$9.87	$10.56	$11.30	$12.34
Class 1A:	Net assets	$726	$493	$10	$2,474
	Shares outstanding	74	47	1	201	Not applicable
	Net asset value per share	$9.86	$10.55	$11.30	$12.32
Class 2:	Net assets	$667,518	$56,269	$230,044	$1,343,065
	Shares outstanding	68,819	5,338	20,889	109,962	Not applicable
	Net asset value per share	$9.70	$10.54	$11.01	$12.21
Class 3:	Net assets	$9,941		$3,187	$8,818
	Shares outstanding	1,002	Not applicable	286	713	Not applicable
	Net asset value per share	$9.92		$11.13	$12.37
Class 4:	Net assets	$63,359	$27,523	$22,085	$123,723
	Shares outstanding	5,997	2,637	1,984	10,128	Not applicable
	Net asset value per share	$10.56	$10.44	$11.13	$12.22
Class P1:	Net assets					$5,745
	Shares outstanding	Not applicable	Not applicable	Not applicable	Not applicable	417
	Net asset value per share					$13.78
Class P2:	Net assets					$433,905
	Shares outstanding	Not applicable	Not applicable	Not applicable	Not applicable	31,656
	Net asset value per share					$13.71

*	Amount less than one thousand.

See notes to financial statements.

126	American Funds Insurance Series

(dollars and shares in thousands, except per-share amounts)

Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund	Bond Fund	Global Bond Fund

$5,558,836	$624,992	$21,056,972	$1,140,298	$533,359	$17,729,567	$133,417	$6,481,599	$1,077,241
409,812	39,269	415,250	62,738	49,708	737,257	9,877	580,461	88,893
$13.56	$15.92	$50.71	$18.18	$10.73	$24.05	$13.51	$11.17	$12.12
$9,073	$1,904	$10,901	$2,475	$5,710	$10,719	$2,284	$6,646	$456
671	120	215	137	533	447	169	598	38
$13.51	$15.88	$50.54	$18.15	$10.72	$23.99	$13.49	$11.13	$12.10
$3,092,785	$1,366,688	$13,585,491	$256,730	$5,567	$5,153,699	$207,099	$3,561,089	$1,001,945
231,052	86,034	271,274	14,170	519	216,630	15,358	323,062	83,303
$13.39	$15.89	$50.08	$18.12	$10.72	$23.79	$13.48	$11.02	$12.03
		$156,432			$32,567
Not applicable	Not applicable	3,079	Not applicable	Not applicable	1,352	Not applicable	Not applicable	Not applicable
		$50.81			$24.08
$621,667	$144,899	$1,216,470	$100,583	$454,080	$4,493,103	$94,150	$501,826	$49,002
46,696	9,268	24,567	5,586	42,408	189,815	7,048	45,627	4,112
$13.31	$15.63	$49.52	$18.01	$10.71	$23.67	$13.36	$11.00	$11.92

Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

Not applicable	Not applicable	Not applicable	Not applicable

Not applicable	Not applicable	Not applicable	Not applicable

Not applicable	Not applicable	Not applicable	Not applicable

Not applicable	Not applicable	Not applicable	Not applicable

Not applicable	Not applicable	Not applicable	Not applicable

$683	$805	$1,987,005	$2,174
62	67	144,442	157
$11.01	$12.01	$13.76	$13.81
$165,086	$364,630	$282,719	$2,830,330
15,122	30,625	20,645	210,242
$10.92	$11.91	$13.69	$13.46

American Funds Insurance Series	127

Statements of operations
for the year ended December 31, 2019

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Investment income:
Income (net of non-U.S. taxes*):
Dividends	$100,513	$44,813	$367,210	$188,002	$50,154
Interest	1,513	1,993	10,907	12,319	15,536
Securities lending income	—	5,572	—	—	9
	102,026	52,378	378,117	200,321	65,699
Fees and expenses*:
Investment advisory services	32,238	29,892	84,702	47,450	23,766
Distribution services	9,991	6,096	41,091	11,232	3,708
Insurance administrative services	810	445	3,298	867	1,405
Transfer agent services	1	1	3	1	— †
Administrative services	1,268	873	5,329	1,937	689
Reports to shareholders	218	163	948	351	132
Registration statement and prospectus	159	142	557	292	117
Trustees’ compensation	42	28	175	64	23
Auditing and legal	78	102	72	94	98
Custodian	869	796	492	1,634	933
Other	20	110	140	92	96
Total fees and expenses before waivers/reimbursements	45,694	38,648	136,807	64,014	30,967
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	—	—	—	—	—
Miscellaneous fee reimbursements	—	—	—	—	—
Total waivers/reimbursements of fees and expenses	—	—	—	—	—
Total fees and expenses after waivers/reimbursements	45,694	38,648	136,807	64,014	30,967
Net investment income	56,332	13,730	241,310	136,307	34,732

Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on:
Investments
Unaffiliated issuers	194,169	251,392	746,022	(125,118)	33,329
Affiliated issuers	—	—	—	—	—
Futures contracts	—	—	—	—	—
Forward currency contracts	—	—	—	(981)	303
Swap contracts	—	—	—	—	—
Currency transactions	(251)	(122)	(486)	(1,893)	(681)
	193,918	251,270	745,536	(127,992)	32,951
Net unrealized appreciation (depreciation) on:
Investments
Unaffiliated issuers	1,619,656	899,816	6,038,099	1,988,055	789,738
Affiliated issuers	—	(17,366)	—	—	—
Futures contracts	—	—	—	—	—
Forward currency contracts	—	—	—	394	(303)
Swap contracts	—	—	—	—	—
Currency translations	91	109	133	(22)	1,965
	1,619,747	882,559	6,038,232	1,988,427	791,400
Net realized gain (loss) and unrealized appreciation (depreciation)	1,813,665	1,133,829	6,783,768	1,860,435	824,351
Net increase in net assets resulting from operations	$1,869,997	$1,147,559	$7,025,078	$1,996,742	$859,083

See end of statements of operations for footnotes.

See notes to financial statements.

128	American Funds Insurance Series

(dollars in thousands)

Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund	Bond Fund	Global Bond Fund

$234,613	$51,517	$766,259	$45,191	$25,475	$375,876	$6,913	$16,529	$1,213
1,841	3,480	16,017	2,742	5,377	258,983	3,712	306,813	66,060
—	—	—	—	—	126	—	—	—
236,454	54,997	782,276	47,933	30,852	634,985	10,625	323,342	67,273

34,092	11,970	85,788	8,588	4,075	67,563	2,697	37,299	11,276
8,746	3,618	35,549	821	1,026	22,631	700	9,950	2,662
1,255	304	2,707	218	1,025	10,170	211	1,084	114
1	— †	4	— †	— †	3	— †	1	— †
1,765	408	6,796	284	174	5,173	83	2,083	426
355	60	1,336	27	17	1,018	7	286	68
157	65	509	38	44	331	19	225	64
59	13	221	9	6	170	3	68	14
47	55	89	80	51	74	57	56	52
237	443	598	330	77	257	64	211	404
39	22	124	8	5	55	7	56	35
46,753	16,958	133,721	10,403	6,500	107,445	3,848	51,319	15,115

—	—	—	—	24	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	24	—	—	—	—
46,753	16,958	133,721	10,403	6,476	107,445	3,848	51,319	15,115
189,701	38,039	648,555	37,530	24,376	527,540	6,777	272,023	52,158

85,832	51,401	903,747	(35,910)	(7,360)	488,583	9,817	195,373	11,564
—	—	(1,021)	—	—	(471,314)	—	—	—
—	—	—	—	(501)	22,485	557	72,397	13,348
—	579	—	(14)	—	—	(440)	58	(2,623)
—	—	—	—	985	(18,948)	31	(25,282)	1,525
(3)	(143)	(250)	(1,100)	(2)	103	(139)	786	(2,149)
85,829	51,837	902,476	(37,024)	(6,878)	20,909	9,826	243,332	21,665

1,423,937	449,977	6,047,455	293,943	117,252	3,772,779	59,030	433,411	101,447
—	—	128,124	—	—	548,491	—	—	—
—	—	—	—	(760)	(8,123)	(196)	(23,687)	(5,076)
—	(488)	—	(12)	—	—	(181)	8,081	(9,128)
—	—	—	—	829	(255)	(7)	(6,333)	141
23	379	406	8	22	86	17	153	173
1,423,960	449,868	6,175,985	293,939	117,343	4,312,978	58,663	411,625	87,557

1,509,789	501,705	7,078,461	256,915	110,465	4,333,887	68,489	654,957	109,222
$1,699,490	$539,744	$7,727,016	$294,445	$134,841	$4,861,427	$75,266	$926,980	$161,380

American Funds Insurance Series	129

Statements of operations
for the year ended December 31, 2019

	High- Income Bond Fund	Mortgage Fund	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Managed Risk Growth Fund
Investment income:
Income (net of non-U.S. taxes*):
Dividends	$994	$—	$—	$— †	$5,338
Interest	90,296	7,989	6,571	70,374	—
	91,290	7,989	6,571	70,374	5,338
Fees and expenses*:
Investment advisory services	6,009	1,231	925	9,824	590
Distribution services	1,855	202	640	3,611	974
Insurance administrative services	143	60	51	276	984
Transfer agent services	— †	— †	— †	— †	— †
Administrative services	253	59	58	582	—
Accounting and administrative services	—	—	—	—	54
Reports to shareholders	28	5	7	63	8
Registration statement and prospectus	34	15	10	55	21
Trustees’ compensation	8	2	1	20	2
Auditing and legal	50	45	43	46	15
Custodian	17	21	1	37	11
Other	32	3	2	8	3
Total fees and expenses before waivers/reimbursements	8,429	1,643	1,738	14,522	2,662
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	—	—	—	—	197
Miscellaneous fee reimbursements	—	—	—	—	13
Total waivers/reimbursements of fees and expenses	—	—	—	—	210
Total fees and expenses after waivers/reimbursements	8,429	1,643	1,738	14,522	2,452
Net investment income	82,861	6,346	4,833	55,852	2,886

Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on:
Investments
Unaffiliated issuers	(18,671)	2,660	(1)	43,914	—
Affiliated issuers	—	—	—	—	3,620
Futures contracts	(236)	6,233	—	85,989	(5,811)
Swap contracts	(986)	1,047	—	(7,749)	—
Currency transactions	— †	—	—	— †	30
Capital gain distributions received from affiliated issuers	—	—	—	—	32,790
	(19,893)	9,940	(1)	122,154	30,629
Net unrealized appreciation (depreciation) on:
Investments
Unaffiliated issuers	89,670	5,462	15	52,718	—
Affiliated issuers	—	—	—	—	49,688
Futures contracts	159	(2,645)	—	(35,398)	(5,952)
Swap contracts	(2,898)	(4,026)	—	(39,656)	—
	86,931	(1,209)	15	(22,336)	43,736
Net realized gain (loss) and unrealized appreciation (depreciation)	67,038	8,731	14	99,818	74,365
Net increase in net assets resulting from operations	$149,899	$15,077	$4,847	$155,670	$77,251

*	Additional information related to non-U.S. taxes, class-specific fees and expenses and affiliated income is included in the notes to financial statements.
†	Amount less than one thousand.

See notes to financial statements.

130	American Funds Insurance Series

(dollars in thousands)

Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

$2,945	$7,880	$43,834	$57,102
—	—	—	—
2,945	7,880	43,834	57,102

239	527	3,162	4,046
398	877	647	6,739
399	878	5,270	6,744
— †	— †	— †	— †
—	—	—	—
50	53	80	110
4	7	30	49
12	17	223	49
1	2	12	21
15	15	16	18
11	11	12	11
3	3	3	11
1,132	2,390	9,455	17,798

80	176	1,054	1,349
47	14	—	—
127	190	1,054	1,349
1,005	2,200	8,401	16,449
1,940	5,680	35,433	40,653

—	—	(21,805)	—
617	169	11,394	18,556
(1,246)	(5,543)	(7,635)	(17,863)
—	—	—	—
(4)	26	114	117
3,310	22,171	167,499	131,016
2,677	16,823	149,567	131,826

—	—	(11,132)	—
22,363	28,958	201,188	297,458
(1,249)	(5,833)	(9,637)	(25,848)
—	—	—	—
21,114	23,125	180,419	271,610

23,791	39,948	329,986	403,436
$25,731	$45,628	$365,419	$444,089

American Funds Insurance Series	131

Statements of changes in net assets

	Global Growth Fund		Global Small Capitalization Fund		Growth Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2019	2018	2019	2018	2019	2018
Operations:
Net investment income	$56,332	$50,276	$13,730	$10,787	$241,310	$162,005
Net realized gain (loss)	193,918	343,542	251,270	247,061	745,536	2,848,894
Net unrealized appreciation (depreciation)	1,619,747	(919,676)	882,559	(673,158)	6,038,232	(2,971,090)
Net increase (decrease) in net assets resulting from operations	1,869,997	(525,858)	1,147,559	(415,310)	7,025,078	39,809
Distributions paid to shareholders	(417,934)	(474,814)	(284,752)	(196,135)	(2,978,202)	(2,648,515)
Net capital share transactions	(153,769)	267,749	102,952	(49,079)	974,922	1,071,109
Total increase (decrease) in net assets	1,298,294	(732,923)	965,759	(660,524)	5,021,798	(1,537,597)
Net assets:
Beginning of year	5,502,153	6,235,076	3,654,514	4,315,038	23,447,861	24,985,458
End of year	$6,800,447	$5,502,153	$4,620,273	$3,654,514	$28,469,659	$23,447,861

	International Growth and Income Fund		Capital Income Builder		Asset Allocation Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2019	2018	2019	2018	2019	2018
Operations:
Net investment income	$37,530	$37,077	$24,376	$18,120	$527,540	$495,623
Net realized gain (loss)	(37,024)	19,646	(6,878)	(12,903)	20,909	1,250,899
Net unrealized appreciation (depreciation)	293,939	(222,569)	117,343	(53,867)	4,312,978	(2,879,563)
Net increase (decrease) in net assets resulting from operations	294,445	(165,846)	134,841	(48,650)	4,861,427	(1,133,041)
Distributions paid to shareholders	(53,548)	(35,982)	(24,614)	(20,515)	(1,801,337)	(1,587,775)
Net capital share transactions	(78,069)	77,119	213,209	149,988	1,434,114	(13,827)
Total increase (decrease) in net assets	162,828	(124,709)	323,436	80,823	4,494,204	(2,734,643)
Net assets:
Beginning of year	1,337,258	1,461,967	675,280	594,457	22,925,451	25,660,094
End of year	$1,500,086	$1,337,258	$998,716	$675,280	$27,419,655	$22,925,451

See end of statements of changes in net assets for footnote.

See notes to financial statements.

132	American Funds Insurance Series

(dollars in thousands)

International Fund		New World Fund		Blue Chip Income and Growth Fund		Global Growth and Income Fund		Growth-Income Fund
Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
2019	2018	2019	2018	2019	2018	2019	2018	2019	2018

$136,307	$147,886	$34,732	$32,835	$189,701	$183,892	$38,039	$35,857	$648,555	$479,019
(127,992)	247,240	32,951	126,203	85,829	687,384	51,837	99,872	902,476	3,357,516
1,988,427	(1,741,754)	791,400	(647,033)	1,423,960	(1,602,222)	449,868	(325,530)	6,175,985	(4,232,991)

1,996,742	(1,346,628)	859,083	(487,995)	1,699,490	(730,946)	539,744	(189,801)	7,727,016	(396,456)

(394,620)	(646,470)	(164,192)	(126,412)	(878,225)	(883,615)	(140,198)	(186,991)	(3,957,175)	(2,606,909)

(536,801)	1,245,386	54,641	92,573	429,824	265,984	(76,937)	90,220	2,392,290	2,175,138
1,065,321	(747,712)	749,532	(521,834)	1,251,089	(1,348,577)	322,609	(286,572)	6,162,131	(828,227)

9,010,110	9,757,822	3,010,879	3,532,713	8,031,272	9,379,849	1,815,874	2,102,446	29,864,135	30,692,362
$10,075,431	$9,010,110	$3,760,411	$3,010,879	$9,282,361	$8,031,272	$2,138,483	$1,815,874	$36,026,266	$29,864,135

Global Balanced Fund		Bond Fund		Global Bond Fund		High-Income Bond Fund		Mortgage Fund
Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
2019	2018	2019	2018	2019	2018	2019	2018	2019	2018

$6,777	$6,105	$272,023	$269,087	$52,158	$55,434	$82,861	$84,812	$6,346	$6,148
9,826	3,576	243,332	(168,412)	21,665	(11,729)	(19,893)	(24,544)	9,940	(7,618)
58,663	(33,957)	411,625	(164,842)	87,557	(70,008)	86,931	(86,196)	(1,209)	2,541

75,266	(24,276)	926,980	(64,167)	161,380	(26,303)	149,899	(25,928)	15,077	1,071

(16,934)	(9,700)	(280,200)	(267,421)	(35,756)	(56,130)	(79,066)	(79,933)	(7,525)	(6,505)

12,429	46,266	49,693	(511,419)	(84,997)	(297,128)	(8,439)	(144,120)	(4,217)	(43,561)
70,761	12,290	696,473	(843,007)	40,627	(379,561)	62,394	(249,981)	3,335	(48,995)

366,189	353,899	9,854,687	10,697,694	2,088,017	2,467,578	1,203,899	1,453,880	291,175	340,170
$436,950	$366,189	$10,551,160	$9,854,687	$2,128,644	$2,088,017	$1,266,293	$1,203,899	$294,510	$291,175

American Funds Insurance Series	133

Statements of changes in net assets

	Ultra-Short Bond Fund		U.S. Government/ AAA-Rated Securities Fund		Managed Risk Growth Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2019	2018	2019	2018	2019	2018
Operations:
Net investment income	$4,833	$4,036	$55,852	$56,785	$2,886	$1,509
Net realized gain (loss)	(1)	—	122,154	(86,715)	30,629	21,463
Net unrealized appreciation (depreciation)	15	33	(22,336)	49,517	43,736	(26,917)
Net increase (decrease) in net assets resulting from operations	4,847	4,069	155,670	19,587	77,251	(3,945)
Distributions paid to shareholders	(5,093)	(3,517)	(60,961)	(55,819)	(30,222)	(21,941)
Net capital share transactions	(21,528)	1,047	(67,678)	(197,780)	49,348	81,200
Total increase (decrease) in net assets	(21,774)	1,599	27,031	(234,012)	96,377	55,314
Net assets:
Beginning of year	306,404	304,805	2,869,303	3,103,315	343,273	287,959
End of year	$284,630	$306,404	$2,896,334	$2,869,303	$439,650	$343,273

See notes to financial statements.

134	American Funds Insurance Series

(dollars in thousands)

Managed Risk International Fund		Managed Risk Blue Chip Income and Growth Fund		Managed Risk Growth-Income Fund		Managed Risk Asset Allocation Fund
Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
2019	2018	2019	2018	2019	2018	2019	2018

$1,940	$2,317	$5,680	$5,276	$35,433	$2,685	$40,653	$62,566
2,677	5,722	16,823	18,018	149,567	6,953	131,826	97,415
21,114	(25,332)	23,125	(49,299)	180,419	(21,166)	271,610	(366,555)

25,731	(17,293)	45,628	(26,005)	365,419	(11,528)	444,089	(206,574)

(7,796)	(3,428)	(23,415)	(23,525)	(32,440)	(12,352)	(177,811)	(242,968)

(3,125)	23,257	6,553	19,295	44,643	1,707,014	23,729	(1,462,371)
14,810	2,536	28,766	(30,235)	377,622	1,683,134	290,007	(1,911,913)

150,959	148,423	336,669	366,904	1,892,102	208,968	2,542,497	4,454,410
$165,769	$150,959	$365,435	$336,669	$2,269,724	$1,892,102	$2,832,504	$2,542,497

American Funds Insurance Series	135

Notes to financial statements

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with 34 different funds (“the funds”), including 23 funds in the series covered in this report. The other 11 funds in the series are covered in separate reports. Six funds in the series are covered in the American Funds Insurance Series -Target Date Series report and five funds in the series are covered in the American Funds Insurance Series - Portfolio Series report. The assets of each fund are segregated, with each fund accounted for separately. Capital Research and Management Company (“CRMC”) is the series’ investment adviser. Milliman Financial Risk Management LLC (“Milliman FRM”) is the subadviser for the risk management strategy for eight of the funds (the “managed risk funds”), five of which are covered in this report.

The managed risk funds covered in this report are Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund. The managed risk funds invest in other funds within the series (the “underlying funds”) and employ Milliman FRM to implement the risk management strategy, which consists of using hedging instruments — primarily short positions on exchange-traded futures contracts — to attempt to stabilize the volatility of the funds around target volatility levels and reduce the downside exposure of the funds during periods of significant market declines.

Shareholders approved a proposal to reorganize the series from a Massachusetts business trust to a Delaware statutory trust. The series reserved the right to delay implementing the reorganization and has elected to do so.

The investment objectives for each fund covered in this report are as follows:

Global Growth Fund — To provide long-term growth of capital.

Global Small Capitalization Fund — To provide long-term growth of capital.

Growth Fund — To provide growth of capital.

International Fund — To provide long-term growth of capital.

New World Fund — To provide long-term capital appreciation.

Blue Chip Income and Growth Fund — To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

Global Growth and Income Fund — To provide long-term growth of capital while providing current income.

Growth-Income Fund — To achieve long-term growth of capital and income.

International Growth and Income Fund — To provide long-term growth of capital while providing current income.

Capital Income Builder — The two primary objectives are (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The secondary objective is to provide growth of capital.

Asset Allocation Fund — To provide high total return (including income and capital gains) consistent with preservation of capital over the long term.

Global Balanced Fund — Seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

Bond Fund — To provide as high a level of current income as is consistent with the preservation of capital.

Global Bond Fund — To provide, over the long term, a high level of total return consistent with prudent investment management.

High-Income Bond Fund — The primary objective is to provide a high level of current income. The secondary objective is capital appreciation.

136	American Funds Insurance Series

Mortgage Fund — To provide current income and preservation of capital.

Ultra-Short Bond Fund — To provide current income, consistent with the maturity and quality standards applicable to the fund, and preservation of capital and liquidity.

U.S. Government/AAA-Rated Securities Fund — To provide a high level of current income consistent with preservation of capital.

Managed Risk Growth Fund — To provide growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk International Fund — To provide long-term growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk Blue Chip Income and Growth Fund — To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection.

Managed Risk Growth-Income Fund — To achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection.

Managed Risk Asset Allocation Fund — To provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Each fund in the series, except the managed risk funds, offers either four or five share classes (Classes 1, 1A, 2, 3 or 4); the managed risk funds offer two share classes (Classes P1 and P2). Holders of all share classes of each fund have equal pro rata rights to assets, dividends and liquidation proceeds of each fund held. Each share class of each fund has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class of each fund.

2. Significant accounting policies

Each fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The funds follow the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the funds will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Fees and expenses — The fees and expenses of the underlying funds held by the managed risk funds are not included in the fees and expenses reported for each of the managed risk funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the net effective expense ratios that are provided as additional information in the financial highlights tables.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes of each fund based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class of each fund.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on each fund’s ex-dividend date.

American Funds Insurance Series	137

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the funds’ statements of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

CRMC, the series’ investment adviser, values the funds’ investments at fair value as defined by U.S. GAAP. The net asset value of each share class of each fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The series’ investment adviser uses the following methods and inputs to establish the fair value of each fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades. The value of an underlying fund is based on its reported net asset value.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the funds are authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the series’ investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

138	American Funds Insurance Series

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the series’ investment adviser. The Government Cash Management Fund held by the managed risk funds is managed to maintain a $1.00 net asset value per share. The Capital Group Central Cash Fund (“CCF”) is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. The net asset value of each share class of each managed risk fund is calculated based on the reported net asset values of the underlying funds in which each fund invests.

Exchange-traded options and futures are generally valued at the official closing price for options and official settlement price for futures of the exchange or market on which such instruments are traded, as of the close of business on the day such instruments are being valued. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the series’ investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the series’ board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities and futures that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of each fund is determined. Fair valuations and valuations of investments and futures that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The series’ board of trustees has delegated authority to the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods.

The series’ investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The series’ investment adviser classifies the funds’ assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities.

American Funds Insurance Series	139

The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the funds’ valuation levels as of December 31, 2019 (dollars in thousands):

Global Growth Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$1,185,255	$794,324	$—	$1,979,579
Consumer discretionary	474,696	744,806	—	1,219,502
Health care	527,781	214,362	—	742,143
Financials	302,133	398,337	—	700,470
Consumer staples	291,919	259,874	—	551,793
Communication services	372,299	163,033	—	535,332
Industrials	73,839	453,487	—	527,326
Materials	144,609	41,190	—	185,799
Energy	12,046	125,318	—	137,364
Utilities	—	5,646	—	5,646
Preferred securities	—	112,584	—	112,584
Short-term securities	137,140	—	—	137,140
Total	$3,521,717	$3,312,961	$—	$6,834,678

Global Small Capitalization Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Health care	$832,166	$191,178	$—	$1,023,344
Information technology	472,972	397,575	—	870,547
Industrials	128,020	558,859	—	686,879
Consumer discretionary	450,887	224,996	—	675,883
Financials	194,307	161,242	—	355,549
Real estate	121,286	62,447	—	183,733
Materials	98,936	80,609	—	179,545
Communication services	56,064	89,863	—	145,927
Consumer staples	46,475	76,569	—	123,044
Energy	32,183	26,545	14,352	73,080
Utilities	17,485	46,609	—	64,094
Preferred securities	17,503	—	29,706	47,209
Rights & warrants	—	53	—	53
Short-term securities	278,833	—	—	278,833
Total	$2,747,117	$1,916,545	$44,058	$4,707,720

140	American Funds Insurance Series

Growth Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$6,232,866	$927,524	$—	$7,160,390
Communication services	5,180,447	—	—	5,180,447
Health care	4,685,272	29,104	38,849	4,753,225
Consumer discretionary	3,070,193	143,533	—	3,213,726
Financials	2,245,437	171,043	—	2,416,480
Industrials	1,283,561	551,356	—	1,834,917
Materials	758,550	47,905	—	806,455
Consumer staples	522,509	251,756	—	774,265
Energy	698,230	—	—	698,230
Real estate	486,857	—	—	486,857
Utilities	77,731	—	—	77,731
Convertible bonds	—	—	25,000	25,000
Short-term securities	1,102,492	—	—	1,102,492
Total	$26,344,145	$2,122,221	$63,849	$28,530,215

International Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$63,111	$1,589,115	$—	$1,652,226
Consumer discretionary	549,505	856,658	—	1,406,163
Industrials	31,330	1,364,421	—	1,395,751
Health care	89,208	1,162,960	—	1,252,168
Information technology	47,551	682,008	—	729,559
Materials	297,118	380,773	—	677,891
Consumer staples	22,274	654,869	—	677,143
Communication services	12,395	482,238	—	494,633
Energy	91,650	398,340	—	489,990
Utilities	—	358,981	—	358,981
Real estate	—	223,309	—	223,309
Preferred securities	50,234	70,526	—	120,760
Rights & warrants	—	22,939	—	22,939
Bonds, notes & other debt instruments	—	44,329	—	44,329
Short-term securities	544,457	—	—	544,457
Total	$1,798,833	$8,291,466	$—	$10,090,299

	Other investments*
	Level 1	Level 2	Level 3	Total
Liabilities:
Unrealized depreciation on open forward currency contracts	$—	$(131)	$—	$(131)

*	Forward currency contracts are not included in the investment portfolio.

American Funds Insurance Series	141

New World Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$585,583	$279,934	$—	$865,517
Financials	118,563	374,375	—	492,938
Energy	41,325	330,863	—	372,188
Health care	186,827	157,245	—	344,072
Materials	161,739	151,049	—	312,788
Consumer discretionary	111,867	152,128	—	263,995
Communication services	181,968	39,344	—	221,312
Consumer staples	10,237	199,516	—	209,753
Industrials	13,319	152,169	—	165,488
Real estate	20,109	21,107	—	41,216
Utilities	17,612	15,724	—	33,336
Preferred securities	42,757	28,620	27	71,404
Rights & warrants	—	26,479	—	26,479
Bonds, notes & other debt instruments	—	96,814	—	96,814
Short-term securities	238,673	7,930	—	246,603
Total	$1,730,579	$2,033,297	$27	$3,763,903

Blue Chip Income and Growth Fund At December 31, 2019, all of the fund’s investment securities were classified as Level 1. Global Growth and Income Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$177,115	$158,462	$—	$335,577
Industrials	116,335	152,898	—	269,233
Financials	87,217	166,525	—	253,742
Consumer discretionary	90,534	114,346	—	204,880
Health care	137,436	62,628	—	200,064
Communication services	72,048	108,658	—	180,706
Materials	82,829	79,135	—	161,964
Energy	25,886	113,797	—	139,683
Utilities	13,510	110,341	—	123,851
Real estate	95,121	15,936	—	111,057
Consumer staples	22,758	63,369	—	86,127
Preferred securities	7,892	—	—	7,892
Bonds, notes & other debt instruments	—	34,957	—	34,957
Short-term securities	28,561	—	—	28,561
Total	$957,242	$1,181,052	$—	$2,138,294

	Other investments*
	Level 1	Level 2	Level 3	Total
Liabilities:
Unrealized depreciation on open forward currency contracts	$—	$(137)	$—	$(137)

*	Forward currency contracts are not included in the investment portfolio.

142	American Funds Insurance Series

Growth-Income Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Health care	$5,175,002	$664,418	$—	$5,839,420
Information technology	5,204,952	215,296	—	5,420,248
Communication services	4,182,848	149,142	—	4,331,990
Financials	3,510,960	401,089	—	3,912,049
Industrials	3,108,920	698,875	—	3,807,795
Consumer staples	1,541,333	1,016,810	—	2,558,143
Energy	2,399,987	99,768	—	2,499,755
Consumer discretionary	1,775,002	48,931	—	1,823,933
Materials	1,577,903	163,566	—	1,741,469
Real estate	1,068,563	—	—	1,068,563
Utilities	717,617	163,329	—	880,946
Mutual funds	—	16,337	—	16,337
Convertible stocks	184,737	—	—	184,737
Bonds, notes & other debt instruments	—	5,722	—	5,722
Short-term securities	1,940,600	—	—	1,940,600
Total	$32,388,424	$3,643,283	$—	$36,031,707

International Growth and Income Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$4,550	$246,628	$—	$251,178
Industrials	—	164,295	—	164,295
Consumer discretionary	55,639	101,948	—	157,587
Health care	6,488	135,357	—	141,845
Energy	21,294	90,307	—	111,601
Utilities	—	94,713	—	94,713
Materials	6,679	84,933	—	91,612
Information technology	—	84,551	—	84,551
Consumer staples	—	78,182	—	78,182
Communication services	20,440	56,878	—	77,318
Real estate	—	73,379	—	73,379
Preferred securities	31,463	—	—	31,463
Bonds, notes & other debt instruments	—	16,819	—	16,819
Short-term securities	128,026	—	—	128,026
Total	$274,579	$1,227,990	$—	$1,502,569

	Other investments*
	Level 1	Level 2	Level 3	Total
Liabilities:
Unrealized depreciation on open forward currency contracts	$—	$(11)	$—	$(11)

*	Forward currency contracts are not included in the investment portfolio.

American Funds Insurance Series	143

Capital Income Builder

	Investment securities
	Level 1	Level 2		Level 3	Total
Assets:
Common stocks:
Consumer staples	$38,725	$64,427		$—	$103,152
Information technology	66,952	29,080		—	96,032
Financials	45,772	38,435		—	84,207
Real estate	47,566	31,086		—	78,652
Energy	40,806	19,724		—	60,530
Health care	23,819	29,326		—	53,145
Communication services	4,574	44,219		—	48,793
Utilities	14,681	33,269		—	47,950
Industrials	17,339	27,817		—	45,156
Consumer discretionary	21,286	19,400		—	40,686
Materials	18,022	8,478		—	26,500
Rights & warrants	—	—	*	—	— *
Convertible stocks	16,025	—		—	16,025
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	103,624		—	103,624
Corporate bonds & notes	—	48,638		—	48,638
Mortgage-backed obligations	—	46,322		—	46,322
Asset-backed obligations	—	14,269		—	14,269
Municipals	—	415		—	415
Short-term securities	76,520	—		—	76,520
Total	$432,087	$558,529		$—	$990,616

	Other investments†
	Level 1	Level 2		Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$37	$—		$—	$37
Unrealized appreciation on interest rate swaps	—	1,109		—	1,109
Liabilities:
Unrealized depreciation on futures contracts	(368)	—		—	(368)
Unrealized depreciation on interest rate swaps	—	(280)		—	(280)
Total	$(331)	$829		$—	$498

*	Amount less than one thousand.
†	Futures contracts and interest rate swaps are not included in the investment portfolio.

144	American Funds Insurance Series

Asset Allocation Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$4,271,389	$20,847	$20	$4,292,256
Financials	2,943,889	78,737	—	3,022,626
Health care	2,830,970	85,268	3,683	2,919,921
Industrials	1,502,299	115,339	—	1,617,638
Consumer discretionary	1,098,602	242,932	—	1,341,534
Communication services	1,184,337	—	—	1,184,337
Consumer staples	788,363	363,014	—	1,151,377
Energy	1,028,032	1,506	—	1,029,538
Materials	697,667	—	—	697,667
Real estate	238,213	—	—	238,213
Utilities	172,921	—	—	172,921
Rights & warrants	—	—	1,070	1,070
Convertible stocks	137,828	—	4,983	142,811
Convertible bonds	—	127	—	127
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	3,226,667	—	3,226,667
Corporate bonds & notes	—	2,834,147	6,531	2,840,678
Mortgage-backed obligations	—	1,900,213	—	1,900,213
Federal agency bonds & notes	—	12,974	—	12,974
Other	—	186,876	—	186,876
Short-term securities	1,589,437	—	—	1,589,437
Total	$18,483,947	$9,068,647	$16,287	$27,568,881

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$1,710	$—	$—	$1,710
Unrealized appreciation on interest rate swaps	—	1,035	—	1,035
Liabilities:
Unrealized depreciation on futures contracts	(4,672)	—	—	(4,672)
Unrealized depreciation on interest rate swaps	—	(4,847)	—	(4,847)
Total	$(2,962)	$(3,812)	$—	$(6,774)

*	Futures contracts and interest rate swaps are not included in the investment portfolio.

American Funds Insurance Series	145

Global Balanced Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$30,609	$29,614	$—	$60,223
Health care	26,812	21,313	—	48,125
Financials	22,318	19,024	—	41,342
Consumer staples	20,634	18,609	—	39,243
Industrials	11,263	20,997	—	32,260
Consumer discretionary	12,095	7,459	—	19,554
Materials	2,530	9,294	—	11,824
Real estate	10,418	—	—	10,418
Communication services	4,785	2,422	—	7,207
Energy	4,309	2,872	—	7,181
Utilities	—	3,015	—	3,015
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies outside the U.S.	—	60,125	—	60,125
U.S. Treasury bonds & notes	—	51,042	—	51,042
Corporate bonds & notes	—	21,074	—	21,074
Mortgage-backed obligations	—	8,367	—	8,367
Short-term securities	2,825	12,095	—	14,920
Total	$148,598	$287,322	$—	$435,920

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$173	$—	$173
Unrealized appreciation on interest rate swaps	—	12	—	12
Liabilities:
Unrealized depreciation on futures contracts	(16)	—	—	(16)
Unrealized depreciation on open forward currency contracts	—	(272)	—	(272)
Unrealized depreciation on interest rate swaps	—	(14)	—	(14)
Total	$(16)	$(101)	$—	$(117)

*	Futures contracts, forward currency contracts and interest rate swaps are not included in the investment portfolio.

Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$3,363,969	$—	$3,363,969
Corporate bonds & notes	—	3,122,420	—	3,122,420
U.S. Treasury bonds & notes	—	3,031,887	—	3,031,887
Bonds & notes of governments & government agencies outside the U.S.	—	319,908	—	319,908
Asset-backed obligations	—	238,376	—	238,376
Municipals	—	226,157	—	226,157
Federal agency bonds & notes	—	12,086	—	12,086
Common stocks	—	135	9	144
Rights & warrants	—	1	2	3
Short-term securities	602,451	—	—	602,451
Total	$602,451	$10,314,939	$11	$10,917,401

146	American Funds Insurance Series

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$8,373	$—	$—	$8,373
Unrealized appreciation on open forward currency contracts	—	2,743	—	2,743
Unrealized appreciation on interest rate swaps	—	5,879	—	5,879
Liabilities:
Unrealized depreciation on futures contracts	(12,452)	—	—	(12,452)
Unrealized depreciation on open forward currency contracts	—	(3,934)	—	(3,934)
Unrealized depreciation on interest rate swaps	—	(11,985)	—	(11,985)
Total	$(4,079)	$(7,297)	$—	$(11,376)

*	Futures contracts, forward currency contracts and interest rate swaps are not included in the investment portfolio.

Global Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Euros	$—	$379,876	$—	$379,876
Japanese yen	—	284,116	—	284,116
Chinese yuan renminbi	—	69,268	—	69,268
Malaysian ringgits	—	38,844	—	38,844
Indian rupees	—	35,296	—	35,296
Brazilian reais	—	33,633	—	33,633
South African rand	—	31,058	—	31,058
Danish kroner	—	30,945	—	30,945
British pounds	—	29,213	—	29,213
Canadian dollars	—	27,439	—	27,439
Mexican pesos	—	26,891	—	26,891
Norwegian kroner	—	24,740	—	24,740
Israeli shekels	—	23,588	—	23,588
Polish zloty	—	17,537	—	17,537
U.S. dollars	—	879,679	1,187	880,866
Other	—	59,257	—	59,257
Convertible bonds	—	10	—	10
Convertible stocks	—	—	847	847
Common stocks	881	258	3	1,142
Rights & warrants	—	—	130	130
Short-term securities	77,745	46,452	—	124,197
Total	$78,626	$2,038,100	$2,167	$2,118,893

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$234	$—	$—	$234
Unrealized appreciation on open forward currency contracts	—	3,976	—	3,976
Unrealized appreciation on interest rate swaps	—	165	—	165
Unrealized appreciation on credit default swaps	—	731	—	731
Liabilities:
Unrealized depreciation on futures contracts	(1,039)	—	—	(1,039)
Unrealized depreciation on open forward currency contracts	—	(6,186)	—	(6,186)
Unrealized depreciation on interest rate swaps	—	(704)	—	(704)
Total	$(805)	$(2,018)	$—	$(2,823)

*	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the investment portfolio.

American Funds Insurance Series	147

High-Income Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$—	$1,165,929	$9,187	$1,175,116
Municipals	—	5	—	5
Convertible bonds	—	4,694	—	4,694
Convertible stocks	3,223	—	4,834	8,057
Preferred securities	—	2,187	—	2,187
Common stocks	7,454	1,635	4,946	14,035
Rights & warrants	—	3	708	711
Short-term securities	39,112	—	—	39,112
Total	$49,789	$1,174,453	$19,675	$1,243,917

	Other investments[1]
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$192	$—	$—	$192
Liabilities:
Unrealized depreciation on futures contracts	(33)	—	—	(33)
Unrealized depreciation on credit default swaps	—	(1,578)	—	(1,578)
Total	$159	$(1,578)	$—	$(1,419)

[1]	Futures contracts and credit default swaps are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the year ended December 31, 2019 (dollars in thousands):

	Beginning value at 1/1/2019	Transfers into Level 3	[2]	Purchases	Sales	Net realized gain	[3]	Unrealized depreciation	[3]	Transfers out of Level 3	[2]	Ending value at 12/31/2019
Investment securities	$17,537	$—		$10,278	$(5,076)	$6		$(3,050)		$(20)		$19,675
Net unrealized depreciation during the period on Level 3 investment securities held at December 31, 2019												$(3,075)

[2]	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.
[3]	Net realized gain and unrealized depreciation are included in the related amounts on investments in the statement of operations.

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Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

	Value at 12/31/2019	Valuation techniques	Unobservable inputs	Range (if appropriate)	Weighted average	Impact to valuation from an increase in input*
Bonds, notes & other debt instruments	$9,187	Yield analysis	Yield to maturity risk premium	N/A	N/A	Decrease
		Redemption value	N/A	N/A	N/A	N/A
		Market comparable security	N/A	N/A	N/A	N/A
Convertible stocks	4,834	Multiple of revenue	Revenue multiple	0.85x	0.85x	Increase
		Market comparable companies	EBITDA multiple	4.8x	4.8x	Increase
			Discount for lack of marketability	20%	20%	Decrease
Common stocks	4,946	Multiple of revenue	Revenue multiple	1.4x	1.4x	Increase
		Expected proceeds	Discount to reflect timing of receipt and amount of proceeds	50%	50%	Decrease
		Black-Scholes	Implied volatility	30%	30%	Increase
Rights & warrants	708	Market comparables	$ per acre	$4.5K	$4.5K	Increase
			$ per thousand barrels of oil equivalent per day	$25K	$25K	Increase
	$19,675

*	This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Key to abbreviation

EBITDA = Earnings before income taxes, depreciation and amortization

Mortgage Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$186,650	$—	$186,650
U.S. Treasury bonds & notes	—	28,434	—	28,434
Federal agency bonds & notes	—	18,896	—	18,896
Asset-backed obligations	—	4,681	—	4,681
Short-term securities	—	40,951	—	40,951
Total	$—	$279,612	$—	$279,612

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on interest rate swaps	$—	$1,618	$—	$1,618
Liabilities:
Unrealized depreciation on futures contracts	(746)	—	—	(746)
Unrealized depreciation on interest rate swaps	—	(4,450)	—	(4,450)
Total	$(746)	$(2,832)	$—	$(3,578)

*	Futures contracts and interest rate swaps are not included in the investment portfolio.

Ultra-Short Bond Fund

At December 31, 2019, all of the fund’s investment securities were classified as Level 2.

American Funds Insurance Series	149

U.S. Government/AAA-Rated Securities Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$—	$1,481,384	$—	$1,481,384
Mortgage-backed obligations	—	801,424	—	801,424
Federal agency bonds & notes	—	521,045	—	521,045
Short-term securities	—	233,146	—	233,146
Total	$—	$3,036,999	$—	$3,036,999

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$687	$—	$—	$687
Unrealized appreciation on interest rate swaps	—	25,927	—	25,927
Liabilities:
Unrealized depreciation on futures contracts	(8,635)	—	—	(8,635)
Unrealized depreciation on interest rate swaps	—	(46,229)	—	(46,229)
Total	$(7,948)	$(20,302)	$—	$(28,250)

*	Futures contracts and interest rate swaps are not included in the investment portfolio.

Managed Risk Growth Fund

At December 31, 2019, all of the fund’s investments were classified as Level 1.

Managed Risk International Fund

At December 31, 2019, all of the fund’s investments were classified as Level 1.

Managed Risk Blue Chip Income and Growth Fund

At December 31, 2019, all of the fund’s investments were classified as Level 1.

Managed Risk Growth-Income Fund

At December 31, 2019, all of the fund’s investments were classified as Level 1.

Managed Risk Asset Allocation Fund

At December 31, 2019, all of the fund’s investments were classified as Level 1.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by a fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by a fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of a fund may be subject to sharp declines in value. Income provided by a fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests. These risks may be even greater in the case of smaller capitalization stocks.

150	American Funds Insurance Series

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by a fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from a fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in a fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of a fund’s securities could cause the value of a fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than

American Funds Insurance Series	151

higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which a fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose a fund to losses in excess of its initial investment. Derivatives may be difficult to value, difficult for a fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. A fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce a fund’s returns and increase a fund’s price volatility. A fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result additional losses.

Currency — The prices of, and the income generated by, most debt securities held by a fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of a fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and a fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in a fund having to reinvest the proceeds in lower yielding securities, effectively reducing a fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing a fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Investing in future delivery contracts — A fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve a fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase a fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While a fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of a fund.

Investing in inflation linked bonds — The values of inflation linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce a fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to a fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities

152	American Funds Insurance Series

issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in repurchase agreements — Upon entering into a repurchase agreement, a fund purchases a security from a bank or broker-dealer, which simultaneously commits to repurchase the security within a specified time at the fund’s cost with interest. The security purchased by the fund constitutes collateral for the seller’s repurchase obligation. If the party agreeing to repurchase should default, the fund may seek to sell the security it holds as collateral. The fund may incur a loss if the value of the collateral securing the repurchase obligation falls below the repurchase price. The fund may also incur disposition costs and encounter procedural delays in connection with liquidating the collateral.

Interest rate risk — The values and liquidity of the securities held by a fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. A fund may invest in variable and floating rate securities. When a fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of a fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, a fund may not be able to maintain a positive yield and, given the current low interest rate environment, risks associated with rising rates are currently heightened.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by a fund could cause the values of these securities to decline.

Asset allocation — A fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Nondiversification risk— As nondiversified funds, certain funds have the ability to invest a larger percentage of their assets in the securities of a smaller number of issuers than diversified funds. Although the funds do not intend to limit their investments to the securities of a small number of issuers, if they were to do so, poor performance by a single large holding could adversely impact the funds’ investment results more than if the funds were invested in a larger number of issuers.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Management — The investment adviser to the funds actively manages the funds’ investments. Consequently, the funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Investing in the managed risk funds may involve additional risks including, but not limited to, those described below.

Fund structure — The managed risk funds invest in underlying funds and incur expenses related to those underlying funds. In addition, investors in the managed risk funds will incur fees to pay for certain expenses related to the operations of the managed risk funds. An investor holding the underlying fund directly would incur lower overall expenses but would not receive the benefit of the managed risk strategy. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser did not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

American Funds Insurance Series	153

Management — The managed risk funds are subject to the risk that the managed risk strategy or the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. This could cause the managed risk funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Underlying fund risks — Because the managed risk funds’ investments consist of investments in underlying funds, the managed risk funds’ risks are directly related to the risks of the respective underlying fund in which each managed risk fund invests. For this reason, it is important to understand the risks associated with investing both in the managed risk fund and in each of the underlying funds.

Investing in options and futures contracts — In addition to the risks generally associated with investing in derivative instruments, options and futures contracts are subject to the creditworthiness of the clearing organizations, exchanges and, in the case of futures, futures commission merchants with which a fund transacts. Additionally, although futures require only a small initial investment in the form of a deposit of initial margin, the amount of a potential loss on a futures contract could greatly exceed the initial amount invested. While both options and futures contracts are generally liquid instruments, under certain market conditions, options and futures may be deemed to be illiquid. For example, a fund may be temporarily prohibited from closing out its position in an options or futures contract if intraday price change limits or limits on trading volume imposed by the applicable exchange are triggered. If a fund is unable to close out a position on an options or futures contract, the fund would remain subject to the risk of adverse price movements until the fund is able to close out the position in question. The ability of a fund to successfully utilize options and futures contracts may depend in part upon the ability of the fund’s investment adviser or subadviser to accurately forecast interest rates and other economic factors and to assess and predict the impact of such economic factors on the options and futures in which the fund invests. If the investment adviser or subadviser incorrectly forecasts economic developments or incorrectly predicts the impact of such developments on the options and futures in which it invests, a fund could be exposed to the risk of loss. Whereas the risk of loss on a put option purchased by the fund is limited to the initial cost of the option, the amount of a potential loss on a futures contract could greatly exceed the relatively small initial amount invested in entering the futures position.

Hedging — There may be imperfect or even negative correlation between the prices of the options and futures contracts in which a fund invests and the prices of the underlying securities or indexes which the fund seeks to hedge. For example, options and futures contracts may not provide an effective hedge because changes in options and futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities market, on the one hand, and the options and futures markets, on the other, that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for options and futures, including technical influences in options and futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded options and futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying funds, or to those of unhedged funds in general.

Short positions — Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

5. Certain investment techniques

Securities lending — Some of the funds have entered into securities lending transactions in which the funds earn income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under the securities lending agreement with the lending agent. The lending agent facilitates the exchange of securities between the lender and the borrower, generally provides protection from borrower default, marks to market the value of collateral daily, secures additional collateral from the borrower if it falls below preset terms, and may reinvest the collateral on behalf of the fund according to agreed parameters. The lending agent has indemnified the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if the borrower fails to return the securities, collateral investments decline in value or the lending agent fails to perform.

154	American Funds Insurance Series

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote on proposals affecting them. The borrower is obligated to return the loaned security at the conclusion of the loan or, during the pendency of the loan, on demand from the fund.

The following table presents the value of the securities on loan, the type and value of collateral received and the value of the investment securities purchased, if any, from the cash collateral received by each fund (dollars in thousands):

		Collateral type
Fund	Value of securities on loan	Cash	U.S. government securities	Value of investment securities purchased
Global Small Capitalization Fund	$102,111	$95,814	$ 11,588	$ 86,233
New World Fund	2,679	—	2,733	—
Asset Allocation Fund	5,211	5,103	232	4,593

Investment securities purchased from cash collateral are disclosed in the summary investment portfolio as short-term securities. Securities received as collateral, if any, are not recognized as fund assets. The contractual maturity of collateral received under the securities lending agreement is classified as overnight and continuous.

Index-linked bonds — Some of the funds have invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — Some of the funds have entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the funds’ portfolio turnover rates.

Loan transactions — Some of the funds have entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Short-term securities — The managed risk funds hold shares of the Government Cash Management Fund, a cash management vehicle offered by the Bank of New York Mellon (“BNY Mellon”), the funds’ custodian bank. The Government Cash Management Fund is managed by the Dreyfus Corporation.

Unfunded commitments — High-Income Bond Fund has participated in transactions that involve unfunded commitments, which may obligate the fund to purchase new or additional bonds if certain contingencies are met. As of December 31, 2019, the maximum exposure of unfunded loan commitments for High-Income Bond Fund was $131,000, which would represent 0.01% of the net assets of the fund should such commitments become due.

Options contracts — The Managed Risk Growth-Income Fund has entered into options contracts, which give the holder of the option, in return for a premium payment, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option, the security underlying the option (or the cash value of the index underlying the option) at a specified price. As part of its managed risk strategy, the Managed Risk Growth-Income Fund will at times purchase put options on equity indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities. By purchasing a put option on an equity index, the fund obtains the right (but not the obligation) to sell the cash value of the index underlying the option at a specified exercise price, and in return for this right, the fund pays the current market price, or the option premium, for the option.

American Funds Insurance Series	155

The fund may terminate its position in a put option by allowing the option to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire premium. If the option is exercised, the fund completes the sale of the underlying instrument (or delivers the cash value of the index underlying the option) at the exercise price. The fund may also terminate a put option position by entering into opposing close-out transactions in advance of the option expiration date.

Premiums paid on options purchased, as well as the daily fluctuation in market value, are included in investment securities in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the option contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from options contracts are recorded in the fund’s statement of operations.

Futures contracts — Some of the funds have entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. For the managed risk funds, futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. Securities deposited as initial margin, if any, are disclosed in the investment portfolio and cash deposited as initial margin, if any, is reflected as cash pledged for futures contracts in the fund’s statement of assets and liabilities.

On a daily basis, each fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in each fund’s statement of assets and liabilities. In addition, each fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on each fund’s statement of assets and liabilities. Each fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in each fund’s statement of operations.

Forward currency contracts — Some of the funds have entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The series’ investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the series’ investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in each fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in each fund’s statement of operations.

Interest rate swaps — Some of the funds have entered into interest rate swaps, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The series’ investment adviser uses interest rate swaps to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the series’ investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the series’ investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in each fund’s statement of assets and liabilities. Each fund also pays or receives a variation margin based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in

156	American Funds Insurance Series

each fund’s statement of assets and liabilities. Each fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in each fund’s statement of operations.

Credit default swap indices — Some of the funds have entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The series’ investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks.

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index. The value of each CDSI can be used as a measure of the current payment/performance risk of the CDSI and represents the likelihood of an expected liability or profit should the notional amount of the CDSI be closed or sold as of the period end. An increasing value, as compared to the notional amount of the CDSI, represents a deterioration of the referenced indices’ credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. When a fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract. Securities deposited as initial margin are designated on the investment portfolio.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in each fund’s statement of assets and liabilities. Each fund also pays or receives a variation margin based on the increase or decrease in the value of the centrally cleared swaps, and records variation margin in each fund’s statement of assets and liabilities. Each fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in each fund’s statement of operations.

The following table presents the average month-end notional amounts of options contracts purchased, futures contracts, forward currency contracts, interest rate swaps and credit default swaps while held for each fund (dollars in thousands):

	Options contracts purchased	Futures contracts	Forward currency contracts		Interest rate swaps		Credit default swaps
International Fund	Not applicable	Not applicable	$79,279		Not applicable		Not applicable
New World Fund	Not applicable	Not applicable	5,048	*	Not applicable		Not applicable
Global Growth and Income Fund	Not applicable	Not applicable	7,314		Not applicable		Not applicable
International Growth and Income Fund	Not applicable	Not applicable	1,564		Not applicable		Not applicable
Capital Income Builder	Not applicable	$117,725	Not applicable		$229,667		Not applicable
Asset Allocation Fund	Not applicable	2,471,967	Not applicable		503,101		Not applicable
Global Balanced Fund	Not applicable	11,883	23,258		29,983		Not applicable
Bond Fund	Not applicable	4,367,285	671,642		1,344,692		Not applicable
Global Bond Fund	Not applicable	470,248	678,676		532,130		$130,250
High-Income Bond Fund	Not applicable	75,400	Not applicable		31,175	*	61,207
Mortgage Fund	Not applicable	158,792	Not applicable		587,735		Not applicable
U.S. Government/AAA-Rated Securities Fund	Not applicable	2,472,410	Not applicable		13,841,522		Not applicable
Managed Risk Growth Fund	Not applicable	27,364	Not applicable		Not applicable		Not applicable
Managed Risk International Fund	Not applicable	46,121	Not applicable		Not applicable		Not applicable
Managed Risk Blue Chip Income and Growth Fund	Not applicable	23,146	Not applicable		Not applicable		Not applicable
Managed Risk Growth-Income Fund	$29,328	130,576	Not applicable		Not applicable		Not applicable
Managed Risk Asset Allocation Fund	Not applicable	139,336	Not applicable		Not applicable		Not applicable

*	No contracts were held at the end of the reporting period; amount represents the average month-end notional amount of contracts while they were held.

American Funds Insurance Series	157

The following tables identify the location and fair value amounts on the funds’ statements of assets and liabilities and the effect on the funds’ statements of operations resulting from the funds’ use of options, futures contracts, forward currency contracts, interest rate swaps and/or credit default swaps as of, or for the year ended, December 31, 2019 (dollars in thousands):

International Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$—	Unrealized depreciation on open forward currency contracts	$131

		Net realized loss		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized loss on forward currency contracts	$(981)	Net unrealized appreciation on forward currency contracts	$394

New World Fund
		Net realized gain		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$303	Net unrealized depreciation on forward currency contracts	$(303)

Global Growth and Income Fund
		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$—	Unrealized depreciation on open forward currency contracts	$137

		Net realized gain		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$579	Net unrealized depreciation on forward currency contracts	$(488)

International Growth and Income Fund
		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$—	Unrealized depreciation on open forward currency contracts	$11

158	American Funds Insurance Series

		Net realized loss		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized loss on forward currency contracts	$(14)	Net unrealized depreciation on forward currency contracts	$(12)

Capital Income Builder

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$37	Unrealized depreciation[1]	$368
Swap	Interest	Unrealized appreciation[1]	1,109	Unrealized depreciation[1]	280
			$1,146		$648

		Net realized (loss) gain		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(501)	Net unrealized depreciation on futures contracts	$(760)
Swap	Interest	Net realized gain on swap contracts	985	Net unrealized appreciation on swap contracts	829
			$484		$69

Asset Allocation Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$1,710	Unrealized depreciation[1]	$4,672
Swap	Interest	Unrealized appreciation[1]	1,035	Unrealized depreciation[1]	4,847
			$2,745		$9,519

		Net realized gain (loss)		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$22,485	Net unrealized depreciation on futures contracts	$(8,123)
Swap	Interest	Net realized loss on swap contracts	(18,948)	Net unrealized depreciation on swap contracts	(255)
			$3,537		$(8,378)

See end of tables for footnotes.

American Funds Insurance Series	159

Global Balanced Fund
		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$—	Unrealized depreciation[1]	$16
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	173	Unrealized depreciation on open forward currency contracts	272
Swap	Interest	Unrealized appreciation[1]	12	Unrealized depreciation[1]	14
			$185		$302

		Net realized gain (loss)		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$557	Net unrealized depreciation on futures contracts	$(196)
Forward currency	Currency	Net realized loss on forward currency contracts	(440)	Net unrealized depreciation on forward currency contracts	(181)
Swap	Interest	Net realized gain on swap contracts	31	Net unrealized depreciation on swap contracts	(7)
			$148		$(384)

Bond Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$8,373	Unrealized depreciation[1]	$12,452
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	2,743	Unrealized depreciation on open forward currency contracts	3,934
Swap	Interest	Unrealized appreciation[1]	5,879	Unrealized depreciation[1]	11,985
			$16,995		$28,371

		Net realized gain (loss)		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$72,397	Net unrealized depreciation on futures contracts	$(23,687)
Forward currency	Currency	Net realized gain on forward currency contracts	58	Net unrealized appreciation on forward currency contracts	8,081
Swap	Interest	Net realized loss on swap contracts	(24,940)	Net unrealized depreciation on swap contracts	(6,333)
Swap	Credit	Net realized loss on swap contracts	(342)	Net unrealized appreciation on swap contracts	—
			$47,173		$(21,939)

160	American Funds Insurance Series

Global Bond Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$234	Unrealized depreciation[1]	$1,039
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	3,976	Unrealized depreciation on open forward currency contracts	6,186
Forward currency	Currency	Receivables for closed forward currency contracts	53	Payables for closed forward currency contracts	66
Swap	Interest	Unrealized appreciation[1]	165	Unrealized depreciation[1]	704
Swap	Credit	Unrealized appreciation[1]	731	Unrealized depreciation[1]	—
			$5,159		$7,995

		Net realized gain (loss)		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$13,348	Net unrealized depreciation on futures contracts	$(5,076)
Forward currency	Currency	Net realized loss on forward currency contracts	(2,623)	Net unrealized depreciation on forward currency contracts	(9,128)
Swap	Interest	Net realized gain on swap contracts	1,160	Net unrealized depreciation on swap contracts	(590)
Swap	Credit	Net realized gain on swap contracts	365	Net unrealized appreciation on swap contracts	731
			$12,250		$(14,063)

High-Income Bond Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$192	Unrealized depreciation[1]	$33
Swap	Credit	Unrealized appreciation[1]	—	Unrealized depreciation[1]	1,578
			$192		$1,611

		Net realized loss		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(236)	Net unrealized appreciation on futures contracts	$159
Swap	Interest	Net realized loss on swap contracts	(268)	Net unrealized appreciation on swap contracts	224
Swap	Credit	Net realized loss on swap contracts	(718)	Net unrealized depreciation on swap contracts	(3,122)
			$(1,222)		$(2,739)

See end of tables for footnotes.

American Funds Insurance Series	161

Mortgage Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$—	Unrealized depreciation[1]	$746
Swap	Interest	Unrealized appreciation[1]	1,618	Unrealized depreciation[1]	4,450
			$1,618		$5,196

		Net realized gain		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$6,233	Net unrealized depreciation on futures contracts	$(2,645)
Swap	Interest	Net realized gain on swap contracts	1,047	Net unrealized depreciation on swap contracts	(4,026)
			$7,280		$(6,671)

U.S. Government/AAA-Rated Securities Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$687	Unrealized depreciation[1]	$8,635
Swap	Interest	Unrealized appreciation[1]	25,927	Unrealized depreciation[1]	46,229
			$26,614		$54,864

		Net realized gain (loss)		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$85,989	Net unrealized depreciation on futures contracts	$(35,398)
Swap	Interest	Net realized loss on swap contracts	(7,749)	Net unrealized depreciation on swap contracts	(39,656)
			$78,240		$(75,054)

Managed Risk Growth Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$—	Unrealized depreciation[1]	$61

162	American Funds Insurance Series

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Currency	Net realized loss on futures contracts	$(111)	Net unrealized appreciation on futures contracts	$45
Futures	Equity	Net realized loss on futures contracts	(7,821)	Net unrealized depreciation on futures contracts	(4,022)
Futures	Interest	Net realized gain on futures contracts	2,121	Net unrealized depreciation on futures contracts	(1,975)
			$(5,811)		$(5,952)

Managed Risk International Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$—	Unrealized depreciation[1]	$30

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Currency	Net realized loss on futures contracts	$(228)	Net unrealized appreciation on futures contracts	$278
Futures	Equity	Net realized loss on futures contracts	(1,772)	Net unrealized depreciation on futures contracts	(882)
Futures	Interest	Net realized gain on futures contracts	754	Net unrealized depreciation on futures contracts	(645)
			$(1,246)		$(1,249)

Managed Risk Blue Chip Income and Growth Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$—	Unrealized depreciation[1]	$52

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Currency	Net realized loss on futures contracts	$(51)	Net unrealized appreciation on futures contracts	$30
Futures	Equity	Net realized loss on futures contracts	(7,602)	Net unrealized depreciation on futures contracts	(3,946)
Futures	Interest	Net realized gain on futures contracts	2,110	Net unrealized depreciation on futures contracts	(1,917)
			$(5,543)		$(5,833)

See end of tables for footnotes.

American Funds Insurance Series	163

Managed Risk Growth-Income Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options	Equity	Investment securities from unaffiliated issuers[2]	$4,322	Investment securities from unaffiliated issuers[2]	$—
Futures	Equity	Unrealized appreciation[1]	1,045	Unrealized depreciation[1]	—
Futures	Interest	Unrealized appreciation[1]	—	Unrealized depreciation[1]	375
			$5,367		$375

		Net realized (loss) gain		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Equity	Net realized loss on options purchased contracts[3]	$(21,805)	Net unrealized depreciation on options purchased contracts[4]	$(11,132)
Futures	Currency	Net realized loss on futures contracts	(698)	Net unrealized appreciation on futures contracts	497
Futures	Equity	Net realized loss on futures contracts	(15,325)	Net unrealized depreciation on futures contracts	(2,840)
Futures	Interest	Net realized gain on futures contracts	8,388	Net unrealized depreciation on futures contracts	(7,294)
			$(29,440)		$(20,769)

Managed Risk Asset Allocation Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$—	Unrealized depreciation[1]	$525

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Currency	Net realized loss on futures contracts	$(252)	Net unrealized appreciation on futures contracts	$182
Futures	Equity	Net realized loss on futures contracts	(27,273)	Net unrealized depreciation on futures contracts	(17,157)
Futures	Interest	Net realized gain on futures contracts	9,662	Net unrealized depreciation on futures contracts	(8,873)
			$(17,863)		$(25,848)

[1]	Includes cumulative appreciation/depreciation on futures contracts, interest rate swaps and/or credit default swaps as reported in the applicable table following each fund’s investment portfolio. Only current day’s variation margin is reported within the statements of assets and liabilities.
[2]	Includes options purchased as reported in the fund’s investment portfolio.
[3]	Options purchased are included in net realized gain (loss) on unaffiliated investments.
[4]	Options purchased are included in net unrealized appreciation (depreciation) on unaffiliated investments.

164	American Funds Insurance Series

Collateral — Some funds participate in a collateral program that calls for the funds to either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral due to securities lending and/or their use of futures contracts, forward currency contracts, interest rate swaps, credit default swaps and/or future delivery contracts. For securities lending, each participating fund receives collateral in exchange for lending investment securities. The purpose of the collateral is to cover potential losses that could occur in the event that the borrower cannot meet its contractual obligation. The lending agent may reinvest collateral from securities lending transactions according to agreed parameters. For futures contracts, interest rate swaps and credit default swaps, the program calls for each participating fund to pledge collateral for initial and variation margin by contract. For forward currency contracts, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For future delivery contracts, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by each participating fund, if any, is disclosed in each fund’s investment portfolio, and cash collateral pledged by each participating fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash in each fund’s statement of assets and liabilities.

Rights of offset — Funds that hold forward currency contracts have enforceable master netting agreements with certain counterparties, where amounts payable by each party to the other in the same currency (with the same settlement date and with the same counterparty) are settled net of each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the funds do not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statements of assets and liabilities.

The following tables present each fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the funds’ statements of assets and liabilities. The net amount column shows the impact of offsetting on the funds’ statement of assets and liabilities as of December 31, 2019, if close-out netting was exercised (dollars in thousands):

International Fund

Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral*	amount
Liabilities:
Barclays Bank PLC	$131	$—	$—	$—	$131

Global Growth and Income Fund

Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral*	amount
Liabilities:
Citibank	$137	$—	$—	$—	$137

International Growth and Income Fund

Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral*	amount
Liabilities:
Bank of America	$11	$—	$—	$—	$11

See end of tables for footnote.

American Funds Insurance Series	165

Global Balanced Fund

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral*	amount
Assets:
Bank of America	$16	$(16)	$—	$—	$—
Bank of New York Mellon	4	(1)	—	—	3
Citibank	23	(23)	—	—	—
Goldman Sachs	2	(2)	—	—	—
HSBC Bank	28	(28)	—	—	—
JPMorgan Chase	1	(1)	—	—	—
Morgan Stanley	64	(3)	—	—	61
Standard Chartered Bank	34	(34)	—	—	—
UBS AG	1	(1)	—	—	—
Total	$173	$(109)	$—	$—	$64
Liabilities:
Bank of America	$53	$(16)	$—	$—	$37
Bank of New York Mellon	1	(1)	—	—	—
Citibank	55	(23)	—	—	32
Goldman Sachs	29	(2)	—	—	27
HSBC Bank	47	(28)	—	—	19
JPMorgan Chase	35	(1)	—	—	34
Morgan Stanley	3	(3)	—	—	—
Standard Chartered Bank	48	(34)	—	—	14
UBS AG	1	(1)	—	—	—
Total	$272	$(109)	$—	$—	$163

Bond Fund

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral*	amount
Assets:
Bank of New York Mellon	$35	$—	$—	$—	$35
Citibank	1,789	—	—	(1,789)	—
Goldman Sachs	41	—	—	—	41
JPMorgan Chase	878	—	(825)	—	53
Total	$2,743	$—	$(825)	$(1,789)	$129
Liabilities:
Barclays Bank PLC	$1,226	$—	$(1,226)	$—	$—
HSBC Bank	1,355	—	(1,186)	—	169
Morgan Stanley	1,353	—	(1,156)	—	197
Total	$3,934	$—	$(3,568)	$—	$366

166	American Funds Insurance Series

Global Bond Fund

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral*	amount
Assets:
Bank of America	$273	$(273)	$—	$—	$—
Bank of New York Mellon	56	—	—	—	56
Barclays Bank PLC	181	—	—	—	181
Citibank	613	(613)	—	—	—
Goldman Sachs	745	(587)	—	—	158
HSBC Bank	489	(489)	—	—	—
JPMorgan Chase	104	(104)	—	—	—
Morgan Stanley	959	(244)	—	(715)	—
Standard Chartered Bank	559	(559)	—	—	—
UBS AG	50	(50)	—	—	—
Total	$4,029	$(2,919)	$—	$(715)	$395
Liabilities:
Bank of America	$1,002	$(273)	$(729)	$—	$—
Citibank	2,019	(613)	(1,406)	—	—
Goldman Sachs	587	(587)	—	—	—
HSBC Bank	931	(489)	(442)	—	—
JPMorgan Chase	778	(104)	(548)	—	126
Morgan Stanley	244	(244)	—	—	—
Standard Chartered Bank	590	(559)	(31)	—	—
UBS AG	101	(50)	—	—	51
Total	$6,252	$(2,919)	$(3,156)	$—	$177

*	Collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2019, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in their respective statements of operations. During the period, none of the funds incurred any significant interest or penalties.

Each fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income, if any, are recorded net of non-U.S. taxes paid. The funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the funds filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the funds on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the funds record an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

American Funds Insurance Series	167

Distributions — Distributions paid to shareholders are based on each fund’s net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; non-U.S. taxes on capital gains; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

Additional tax basis disclosures for each fund as of December 31, 2019, were as follows (dollars in thousands):

		Global				Blue Chip
	Global	Small			New	Income and
	Growth	Capitalization	Growth	International	World	Growth
	Fund	Fund	Fund	Fund	Fund	Fund
Undistributed ordinary income	$13,148	$11,186	$76,916	$19,253	$25,462	$37,136
Undistributed long-term capital gains	194,055	273,289	738,170	—	16,027	104,256
Capital loss carryforward*	—	—	—	(149,822)	—	—
Gross unrealized appreciation on investments	2,976,734	1,338,057	12,680,487	2,723,168	1,025,046	2,435,492
Gross unrealized depreciation on investments	(115,480)	(165,363)	(176,640)	(296,533)	(51,959)	(319,251)
Net unrealized appreciation on investments	2,861,254	1,172,694	12,503,847	2,426,635	973,087	2,116,241
Cost of investments	3,973,424	3,535,026	16,026,368	7,663,533	2,790,816	7,160,691
Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	1	(1)	—	1	1	—

	Global		International
	Growth	Growth-	Growth	Capital	Asset	Global
	and Income	Income	and Income	Income	Allocation	Balanced
	Fund	Fund	Fund	Builder	Fund	Fund
Undistributed ordinary income	$6,550	$238,333	$3,236	$1,926	$118,751	$17
Undistributed long-term capital gains	51,450	820,299	—	—	123,690	1,437
Capital loss carryforward*	—	—	(35,828)	(19,754)	—	—
Gross unrealized appreciation on investments	657,067	11,402,210	307,883	119,069	7,134,453	85,707
Gross unrealized depreciation on investments	(21,291)	(751,877)	(44,941)	(23,709)	(431,268)	(4,511)
Net unrealized appreciation on investments	635,776	10,650,333	262,942	95,360	6,703,185	81,196
Cost of investments	1,502,381	25,381,374	1,239,616	895,754	20,858,922	354,608
Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	—	(1)	—	—	—	12

168	American Funds Insurance Series

						U.S.
			High-			Government/
		Global	Income		Ultra-Short	AAA-Rated
	Bond	Bond	Bond	Mortgage	Bond	Securities
	Fund	Fund	Fund	Fund	Fund	Fund
Undistributed ordinary income	$101,879	$31,468	$12,900	$1,209	$737	$33,112
Undistributed long-term capital gains	42,007	8,412	—	390	—	16,400
Capital loss carryforward*	—	—	(190,113)	—	(1)	—
Capital loss carryforward utilized	159,206	3,784	—	6,175	—	52,033
Gross unrealized appreciation on investments	359,213	92,798	49,688	6,927	12	78,457
Gross unrealized depreciation on investments	(49,858)	(37,745)	(61,045)	(5,296)	(5)	(60,713)
Net unrealized appreciation (depreciation) on investments	309,355	55,053	(11,357)	1,631	7	17,744
Cost of investments	10,596,670	2,058,371	1,258,516	274,404	284,222	2,991,005
Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	1	—	—	(2)	—	1

			Managed	Managed	Managed
	Managed	Managed	Risk Blue	Risk	Risk
	Risk	Risk	Chip Income	Growth-	Asset
	Growth	International	and Growth	Income	Allocation
	Fund	Fund	Fund	Fund	Fund
Undistributed ordinary income	$3,505	$1,934	$5,703	$33,307	$40,690
Undistributed long-term capital gains	21,766	1,312	10,865	118,369	105,973
Gross unrealized appreciation on investments	46,058	14,843	4,513	192,587	244,160
Gross unrealized depreciation on investments	(7,615)	(6,664)	(2,398)	(14,687)	(8,220)
Net unrealized appreciation on investments	38,443	8,179	2,115	177,900	235,940
Cost of investments	401,443	157,659	363,502	2,092,631	2,597,655

*	Capital loss carryforwards will be used to offset any capital gains realized by the funds in future years. The funds will not make distributions from capital gains while a capital loss carryforward remains.

Distributions paid by each fund were characterized for tax purposes as follows (dollars in thousands):

Global Growth Fund

	Year ended December 31, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$31,022	$121,251	$152,273	$28,611	$134,884	$163,495
Class 1A	82	367	449	47	273	320
Class 2	40,119	204,481	244,600	41,238	251,323	292,561
Class 4	3,204	17,408	20,612	2,414	16,024	18,438
Total	$74,427	$343,507	$417,934	$72,310	$402,504	$474,814

See end of tables for footnote.

American Funds Insurance Series	169

Global Small Capitalization Fund

	Year ended December 31, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$28,009	$97,912	$125,921	$21,329	$55,968	$77,297
Class 1A	6	23	29	4	12	16
Class 2	28,406	119,280	147,686	26,294	86,037	112,331
Class 4	1,932	9,184	11,116	1,456	5,035	6,491
Total	$58,353	$226,399	$284,752	$49,083	$147,052	$196,135

Growth Fund

	Year ended December 31, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$150,838	$964,757	$1,115,595	$88,940	$792,865	$881,805
Class 1A	193	1,290	1,483	76	634	710
Class 2	192,058	1,500,212	1,692,270	117,331	1,515,757	1,633,088
Class 3	2,713	20,442	23,155	1,723	20,248	21,971
Class 4	14,770	130,929	145,699	6,414	104,527	110,941
Total	$360,572	$2,617,630	$2,978,202	$214,484	$2,434,031	$2,648,515

International Fund

	Year ended December 31, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$85,943	$130,060	$216,003	$174,418	$165,915	$340,333
Class 1A	95	141	236	156	140	296
Class 2	59,246	104,778	164,024	136,977	146,986	283,963
Class 3	354	637	991	887	970	1,857
Class 4	4,496	8,870	13,366	9,465	10,556	20,021
Total	$150,134	$244,486	$394,620	$321,903	$324,567	$646,470

New World Fund

	Year ended December 31, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$23,315	$71,500	$94,815	$21,450	$54,023	$75,473
Class 1A	39	132	171	24	50	74
Class 2	8,693	34,958	43,651	8,194	26,593	34,787
Class 4	4,452	21,103	25,555	3,419	12,659	16,078
Total	$36,499	$127,693	$164,192	$33,087	$93,325	$126,412

170	American Funds Insurance Series

Blue Chip Income and Growth Fund

	Year ended December 31, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$118,657	$410,713	$529,370	$232,769	$299,947	$532,716
Class 1A	163	435	598	120	135	255
Class 2	60,118	238,793	298,911	134,358	186,318	320,676
Class 4	10,646	38,700	49,346	13,348	16,620	29,968
Total	$189,584	$688,641	$878,225	$380,595	$503,020	$883,615

Global Growth and Income Fund

	Year ended December 31, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$12,475	$27,971	$40,446	$16,289	$31,541	$47,830
Class 1A	33	66	99	28	53	81
Class 2	24,591	66,794	91,385	40,436	90,173	130,609
Class 4	2,298	5,970	8,268	2,682	5,789	8,471
Total	$39,397	$100,801	$140,198	$59,435	$127,556	$186,991

Growth-Income Fund

	Year ended December 31, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$455,391	$1,825,184	$2,280,575	$341,172	$1,049,641	$1,390,813
Class 1A	206	825	1,031	124	344	468
Class 2	272,097	1,260,360	1,532,457	241,470	886,942	1,128,412
Class 3	3,204	14,500	17,704	2,907	10,337	13,244
Class 4	21,474	103,934	125,408	15,471	58,501	73,972
Total	$752,372	$3,204,803	$3,957,175	$601,144	$2,005,765	$2,606,909

International Growth and Income Fund

	Year ended December 31, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$41,626	$—	$41,626	$28,476	$—	$28,476
Class 1A	84	—	84	44	—	44
Class 2	8,726	—	8,726	5,865	—	5,865
Class 4	3,112	—	3,112	1,597	—	1,597
Total	$53,548	$—	$53,548	$35,982	$—	$35,982

See end of tables for footnote.

American Funds Insurance Series	171

Capital Income Builder

	Year ended December 31, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$13,476	$—	$13,476	$9,421	$617	$10,038
Class 1A	126	—	126	66	3	69
Class 2	137	—	137	90	6	96
Class 4	10,875	—	10,875	9,550	762	10,312
Total	$24,614	$—	$24,614	$19,127	$1,388	$20,515

Asset Allocation Fund

	Year ended December 31, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$356,589	$816,841	$1,173,430	$386,982	$666,856	$1,053,838
Class 1A	189	416	605	147	263	410
Class 2	94,178	253,101	347,279	103,332	210,133	313,465
Class 3	608	1,581	2,189	686	1,413	2,099
Class 4	71,682	206,152	277,834	69,096	148,867	217,963
Total	$523,246	$1,278,091	$1,801,337	$560,243	$1,027,532	$1,587,775

Global Balanced Fund

	Year ended December 31, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$1,912	$3,479	$5,391	$1,808	$1,346	$3,154
Class 1A	28	61	89	30	25	55
Class 2	2,521	5,487	8,008	2,555	2,290	4,845
Class 4	954	2,492	3,446	804	842	1,646
Total	$5,415	$11,519	$16,934	$5,197	$4,503	$9,700

Bond Fund

	Year ended December 31, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$177,855	$—	$177,855	$156,337	$8,915	$165,252
Class 1A	165	—	165	76	4	80
Class 2	90,796	—	90,796	88,266	5,217	93,483
Class 4	11,384	—	11,384	8,153	453	8,606
Total	$280,200	$—	$280,200	$252,832	$14,589	$267,421

Global Bond Fund

	Year ended December 31, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$19,173	$—	$19,173	$25,210	$3,256	$28,466
Class 1A	7	—	7	9	1	10
Class 2	15,927	—	15,927	23,308	3,412	26,720
Class 4	649	—	649	816	118	934
Total	$35,756	$—	$35,756	$49,343	$6,787	$56,130

172	American Funds Insurance Series

High-Income Bond Fund

	Year ended December 31, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$33,304	$—	$33,304	$34,114	$—	$34,114
Class 1A	45	—	45	40	—	40
Class 2	41,753	—	41,753	43,382	—	43,382
Class 3	611	—	611	664	—	664
Class 4	3,353	—	3,353	1,733	—	1,733
Total	$79,066	$—	$79,066	$79,933	$—	$79,933

Mortgage Fund

	Year ended December 31, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$5,573	$—	$5,573	$4,938	$—	$4,938
Class 1A	12	—	12	15	—	15
Class 2	1,355	—	1,355	1,128	—	1,128
Class 4	585	—	585	424	—	424
Total	$7,525	$—	$7,525	$6,505	$—	$6,505

Ultra-Short Bond Fund

	Year ended December 31, 2019					Year ended December 31, 2018
				Total				Total
	Ordinary		Long-term	distributions		Ordinary	Long-term	distributions
Share class	income		capital gains	paid		income	capital gains	paid
Class 1	$604		$—	$604		$561	$—	$561
Class 1A	—	*	—	—	*	—	—	—
Class 2	4,088		—	4,088		2,762	—	2,762
Class 3	59		—	59		41	—	41
Class 4	342		—	342		153	—	153
Total	$5,093		$—	$5,093		$3,517	$—	$3,517

U.S. Government/AAA-Rated Securities Fund

	Year ended December 31, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$31,700	$—	$31,700	$29,881	$—	$29,881
Class 1A	50	—	50	29	—	29
Class 2	26,790	—	26,790	24,431	—	24,431
Class 3	180	—	180	165	—	165
Class 4	2,241	—	2,241	1,313	—	1,313
Total	$60,961	$—	$60,961	$55,819	$—	$55,819

See end of tables for footnote.

American Funds Insurance Series	173

Managed Risk Growth Fund

	Year ended December 31, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$61	$256	$317	$14	$135	$149
Class P2	3,581	26,324	29,905	1,397	20,395	21,792
Total	$3,642	$26,580	$30,222	$1,411	$20,530	$21,941

Managed Risk International Fund

	Year ended December 31, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$11	$16	$27	$8	$1	$9
Class P2	2,974	4,795	7,769	2,681	738	3,419
Total	$2,985	$4,811	$7,796	$2,689	$739	$3,428

Managed Risk Blue Chip Income and Growth Fund

	Year ended December 31, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$13	$40	$53	$15	$7	$22
Class P2	5,566	17,796	23,362	11,391	12,112	23,503
Total	$5,579	$17,836	$23,415	$11,406	$12,119	$23,525

Managed Risk Growth-Income Fund

	Year ended December 31, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$14,564	$14,505	$29,069	$42	$122	$164
Class P2	1,352	2,019	3,371	2,374	9,814	12,188
Total	$15,916	$16,524	$32,440	$2,416	$9,936	$12,352

Managed Risk Asset Allocation Fund

	Year ended December 31, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$5	$65	$70	$31,787	$66,960	$98,747
Class P2	62,691	115,050	177,741	36,816	107,405	144,221
Total	$62,696	$115,115	$177,811	$68,603	$174,365	$242,968

*	Amount less than one thousand.

7. Fees and transactions

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, AFD and AFS are considered related parties to the series.

174	American Funds Insurance Series

Investment advisory services — The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as net asset levels increase. CRMC receives investment advisory fees from the underlying funds held by the managed risk funds. These fees are included in the net effective expense ratios that are provided as additional information in the financial highlights tables. Subadvisory fees for the managed risk funds are paid by CRMC to Milliman FRM. The managed risk funds are not responsible for paying any subadvisory fees.

Investment advisory services waivers — On March 4, 2019, the series board of trustees approved amended agreements effective May 1, 2019, decreasing the annual rate to 0.500% on daily net assets in excess of $1.5 billion for International Growth and Income Fund, and decreasing the annual rate to 0.410% on daily net assets in excess of $1 billion for Capital Income Builder. CRMC voluntarily reduced the investment advisory services fees to the approved rates in advance of the effective date. CRMC is also waiving a portion of its investment advisory services fees for each of the managed risk funds. Investment advisory services fees are presented in each fund’s statement of operations gross of the waivers from CRMC. For the year ended December 31, 2019, total investment advisory services fees waived by CRMC were $2,880,000.

The range of rates, net asset levels and the current annualized rates of average daily net assets for each fund before and after any investment advisory services waivers (if applicable), are as follows:

					For the	For the
			Net asset level		year ended	year ended
	Rates		(in billions)		December 31,	December 31,
	Beginning	Ending		In excess	2019,	2019,
Fund	with	with	Up to	of	before waiver	after waiver
Global Growth Fund	.690%	.460%	$.6	$5.0	.516%	.516%
Global Small Capitalization Fund	.800	.635	.6	5.0	.696	.696
Growth Fund	.500	.280	.6	34.0	.322	.322
International Fund	.690	.430	.5	21.0	.492	.492
New World Fund	.850	.580	.5	4.0	.701	.701
Blue Chip Income and Growth Fund	.500	.350	.6	10.5	.390	.390
Global Growth and Income Fund	.690	.480	.6	3.0	.595	.595
Growth-Income Fund	.500	.219	.6	34.0	.256	.256
International Growth and Income Fund	.690	.500	.5	1.5	.608	.608
Capital Income Builder	.500	.410	.6	1.0	.489	.486
Asset Allocation Fund	.500	.240	.6	21.0	.266	.266
Global Balanced Fund	.660	.510	.5	1.0	.660	.660
Bond Fund	.480	.320	.6	13.0	.364	.364
Global Bond Fund	.570	.450	1.0	3.0	.533	.533
High-Income Bond Fund	.500	.420	.6	2.0	.475	.475
Mortgage Fund	.420	.290	.6	3.0	.420	.420
Ultra-Short Bond Fund	.320	.270	1.0	2.0	.320	.320
U.S. Government/AAA-Rated Securities Fund	.420	.290	.6	3.0	.340	.340
Managed Risk Growth Fund	.150		all		.150	.100
Managed Risk International Fund	.150		all		.150	.100
Managed Risk Blue Chip Income and Growth Fund	.150		all		.150	.100
Managed Risk Growth-Income Fund	.150		all		.150	.100
Managed Risk Asset Allocation Fund	.150		all		.150	.100

Distribution services — The series has plans of distribution for all share classes except Class 1. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for payments to pay service fees to firms that have entered into agreements with the series. These payments, based on an annualized percentage of average daily net assets, range from 0.18% to 0.50% as noted in the table below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans.

Share class	Currently approved limits	Plan limits
Class 1A	0.00%	0.25%
Class 2	0.25	0.25
Class 3	0.18	0.18
Class 4	0.25	0.25
Class P1	0.00	0.25
Class P2	0.25	0.50

American Funds Insurance Series	175

Insurance administrative services — The series has an insurance administrative services plan for Class 1A, 4, P1 and P2 shares. Under the plan, these share classes pay 0.25% of each insurance company’s respective average daily net assets in each share class to compensate the insurance companies for services provided to their separate accounts and contractholders for which the shares of the fund are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, maintenance, shareholder communications and transactional services. The insurance companies are not related parties to the series.

Transfer agent services — The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to all of the funds’ share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the managed risk funds reimburse AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The series has an administrative services agreement with CRMC under which each fund compensates CRMC for providing administrative services to all of the funds’ share classes except Class P1 and P2 shares. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on each fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides each fund, other than the managed risk funds, the ability to charge an administrative services fee at the annual rate of 0.05% of daily net assets attributable to each share class. Prior to July 1, 2019, all share classes of each fund, other than the managed-risk funds, paid CRMC an administrative services fee at the annual rate of 0.01% of daily net assets. The series board of trustees authorized the funds, other than the managed risk funds, to pay CRMC effective July 1, 2019, an administrative services fee at the annual rate of 0.03% of the daily net assets of each share class for CRMC’s provision of administrative services. For the managed risk funds, CRMC receives administrative services fees at an annual rate of 0.03% of daily net assets from Class 1 shares of the underlying funds for administrative services provided to the series.

Accounting and administrative services — The managed risk funds have a subadministration agreement with BNY Mellon under which the fund compensates BNY Mellon for providing accounting and administrative services to each of the managed risk funds’ share classes. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. BNY Mellon is not a related party to the managed risk funds.

Class-specific expenses under the agreements described above were as follows (dollars in thousands):

Global Growth Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$458
Class 1A	$—	$17	2
Class 2	9,198	Not applicable	742
Class 4	793	793	66
Total class-specific expenses	$9,991	$810	$1,268

Global Small Capitalization Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$382
Class 1A	$—	$1	—	*
Class 2	5,652	Not applicable	454
Class 4	444	444	37
Total class-specific expenses	$6,096	$445	$873

Growth Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$1,999
Class 1A	$—	$35	3
Class 2	37,459	Not applicable	3,017
Class 3	369	Not applicable	41
Class 4	3,263	3,263	269
Total class-specific expenses	$41,091	$3,298	$5,329

International Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$1,031
Class 1A	$—	$15	1
Class 2	10,335	Not applicable	830
Class 3	45	Not applicable	5
Class 4	852	852	70
Total class-specific expenses	$11,232	$867	$1,937

176	American Funds Insurance Series

New World Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$386
Class 1A	$—	$9	1
Class 2	2,312	Not applicable	187
Class 4	1,396	1,396	115
Total class-specific expenses	$3,708	$1,405	$689

Blue Chip Income and Growth Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$1,058
Class 1A	$—	$16	1
Class 2	7,507	Not applicable	601
Class 4	1,239	1,239	105
Total class-specific expenses	$8,746	$1,255	$1,765

Global Growth and Income Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$115
Class 1A	$—	$4	1
Class 2	3,318	Not applicable	267
Class 4	300	300	25
Total class-specific expenses	$3,618	$304	$408

Growth-Income Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$3,919
Class 1A	$—	$22	2
Class 2	32,591	Not applicable	2,624
Class 3	273	Not applicable	30
Class 4	2,685	2,685	221
Total class-specific expenses	$35,549	$2,707	$6,796

International Growth and Income Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$217
Class 1A	$—	$5	—	*
Class 2	608	Not applicable	49
Class 4	213	213	18
Total class-specific expenses	$821	$218	$284

Capital Income Builder

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$89
Class 1A	$—	$11	1
Class 2	12	Not applicable	1
Class 4	1,014	1,014	83
Total class-specific expenses	$1,026	$1,025	$174

Asset Allocation Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$3,332
Class 1A	$—	$22	2
Class 2	12,426	Not applicable	1,002
Class 3	57	Not applicable	6
Class 4	10,148	10,148	831
Total class-specific expenses	$22,631	$10,170	$5,173

Global Balanced Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$26
Class 1A	$—	$5	—	*
Class 2	495	Not applicable	40
Class 4	205	206	17
Total class-specific expenses	$700	$211	$83

See end of tables for footnote.

American Funds Insurance Series	177

Bond Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$1,277
Class 1A	$—	$12	1
Class 2	8,877	Not applicable	715
Class 4	1,073	1,072	90
Total class-specific expenses	$9,950	$1,084	$2,083

Global Bond Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$212
Class 1A	$—	$1	—	*
Class 2	2,549	Not applicable	204
Class 4	113	113	10
Total class-specific expenses	$2,662	$114	$426

High-Income Bond Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$104
Class 1A	$—	$2	—	*
Class 2	1,696	Not applicable	135
Class 3	18	Not applicable	2
Class 4	141	141	12
Total class-specific expenses	$1,855	$143	$253

Mortgage Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$42
Class 1A	$—	$1	—	*
Class 2	143	Not applicable	12
Class 4	59	59	5
Total class-specific expenses	$202	$60	$59

Ultra-Short Bond Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$6
Class 1A	$—	$ —*	—	*
Class 2	583	Not applicable	47
Class 3	6	Not applicable	1
Class 4	51	51	4
Total class-specific expenses	$640	$51	$58

U.S. Government/AAA-Rated Securities Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$288
Class 1A	$—	$5	—	*
Class 2	3,325	Not applicable	269
Class 3	16	Not applicable	2
Class 4	270	271	23
Total class-specific expenses	$3,611	$276	$582

Managed Risk Growth Fund

		Insurance
	Distribution	administrative
Share class	services	services
Class P1	Not applicable	$10
Class P2	$974	974
Total class-specific expenses	$974	$984

Managed Risk International Fund

		Insurance
	Distribution	administrative
Share class	services	services
Class P1	Not applicable	$1
Class P2	$398	398
Total class-specific expenses	$398	$399

Managed Risk Blue Chip Income and Growth Fund

		Insurance
	Distribution	administrative
Share class	services	services
Class P1	Not applicable	$1
Class P2	$877	877
Total class-specific expenses	$877	$878

Managed Risk Growth-Income Fund

		Insurance
	Distribution	administrative
Share class	services	services
Class P1	Not applicable	$4,623
Class P2	$647	647
Total class-specific expenses	$647	$5,270

178	American Funds Insurance Series

Managed Risk Asset Allocation Fund

		Insurance
	Distribution	administrative
Share class	services	services
Class P1	Not applicable	$5
Class P2	$6,739	6,739
Total class-specific expenses	$6,739	$6,744

*	Amount less than one thousand.

Miscellaneous fee reimbursements — CRMC has agreed to reimburse a portion of miscellaneous fees and expenses of Managed Risk Growth Fund, Managed Risk International Fund and Managed Risk Blue Chip Income and Growth Fund. Miscellaneous expenses exclude investment advisory services and distribution services fees. These reimbursements may be adjusted or discontinued by CRMC, subject to any restrictions in the series’ prospectus. For the year ended December 31, 2019, total fees and expenses reimbursed by CRMC were $74,000. Fees and expenses in each fund’s statement of operations are presented gross of any reimbursements from CRMC.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation, shown on the accompanying financial statements, reflects current fees (either paid in cash or deferred) and a net increase in the value of the deferred amounts as follows (dollars in thousands):

		Increase in value of		Total trustees’
Fund	Current fees	deferred amounts		compensation
Global Growth Fund	$31	$11		$42
Global Small Capitalization Fund	21	7		28
Growth Fund	130	45		175
International Fund	48	16		64
New World Fund	17	6		23
Blue Chip Income and Growth Fund	44	15		59
Global Growth and Income Fund	10	3		13
Growth-Income Fund	164	57		221
International Growth and Income Fund	7	2		9
Capital Income Builder	4	2		6
Asset Allocation Fund	127	43		170
Global Balanced Fund	2	1		3
Bond Fund	51	17		68
Global Bond Fund	11	3		14
High-Income Bond Fund	6	2		8
Mortgage Fund	1	1		2
Ultra-Short Bond Fund	1	—	*	1
U.S. Government/AAA-Rated Securities Fund	15	5		20
Managed Risk Growth Fund	1	1		2
Managed Risk International Fund	1	—	*	1
Managed Risk Blue Chip Income and Growth Fund	1	1		2
Managed Risk Growth-Income Fund	8	4		12
Managed Risk Asset Allocation Fund	16	5		21

*	Amount less than one thousand.

Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from any fund in the series.

Investment in CCF — Some of the funds hold shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for each fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC. CCF shares are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

American Funds Insurance Series	179

Security transactions with related funds — The funds may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

The following table presents purchase and sale transactions between each fund and related funds as of December 31, 2019 (dollars in thousands):

Fund	Purchases	Sales	Net realized gain (loss)
Global Growth Fund	$24,083	$81,665	$14,006
Global Small Capitalization Fund	36,878	122,208	33,693
Growth Fund	268,036	905,939	9,860
International Fund	81,543	407,486	47,090
New World Fund	13,140	16,223	457
Blue Chip Income and Growth Fund	99,516	104,771	10,930
Global Growth and Income Fund	14,247	26,182	572
Growth-Income Fund	200,557	806,347	(8,638)
International Growth and Income Fund	10,521	12,522	(737)
Capital Income Builder	27,947	2,175	(137)
Asset Allocation Fund	404,052	977,305	(21,921)
Global Balanced Fund	1,871	906	(25)
Bond Fund	51,636	102,897	(719)
Global Bond Fund	4,273	1,394	(2)
High-Income Bond Fund	4,365	9,431	(2,079)

8. Committed line of credit

Global Small Capitalization Fund, New World Fund and High-Income Bond Fund participate with other funds managed by CRMC in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to fund shareholder redemptions. Each fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in each fund’s statement of operations. None of the funds borrowed on this line of credit at any time during the year ended December 31, 2019.

9. Capital share transactions

Capital share transactions in the funds were as follows (dollars and shares in thousands):

Global Growth Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019

Class 1	$230,089	7,777	$152,273	5,192	$(333,318)	(11,180)	$49,044	1,789
Class 1A	1,744	62	449	15	(572)	(19)	1,621	58
Class 2	44,842	1,552	244,600	8,453	(555,704)	(18,803)	(266,262)	(8,798)
Class 4	70,615	2,415	20,612	716	(29,399)	(1,009)	61,828	2,122
Total net increase (decrease)	$347,290	11,806	$417,934	14,376	$(918,993)	(31,011)	$(153,769)	(4,829)

Year ended December 31, 2018

Class 1	$318,393	10,738	$163,496	5,459	$(199,573)	(6,616)	$282,316	9,581
Class 1A	4,760	162	320	11	(1,942)	(64)	3,138	109
Class 2	71,745	2,511	292,561	9,830	(465,838)	(15,407)	(101,532)	(3,066)
Class 4	94,068	3,163	18,437	622	(28,678)	(983)	83,827	2,802
Total net increase (decrease)	$488,966	16,574	$474,814	15,922	$(696,031)	(23,070)	$267,749	9,426

180	American Funds Insurance Series

Global Small Capitalization Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019

Class 1	$337,817	13,612	$125,498	5,216	$(226,381)	(9,119)	$236,934	9,709
Class 1A	196	8	28	2	(96)	(4)	128	6
Class 2	21,553	917	147,687	6,340	(327,909)	(13,596)	(158,669)	(6,339)
Class 4	35,449	1,468	11,115	475	(22,005)	(911)	24,559	1,032
Total net increase (decrease)	$395,015	16,005	$284,328	12,033	$(576,391)	(23,630)	$102,952	4,408

Year ended December 31, 2018

Class 1	$138,128	5,551	$76,990	2,920	$(160,148)	(6,253)	$54,970	2,218
Class 1A	318	12	16	1	(110)	(5)	224	8
Class 2	47,093	2,015	112,331	4,349	(309,646)	(12,397)	(150,222)	(6,033)
Class 4	56,525	2,282	6,491	249	(17,067)	(693)	45,949	1,838
Total net increase (decrease)	$242,064	9,860	$195,828	7,519	$(486,971)	(19,348)	$(49,079)	(1,969)

Growth Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019

Class 1	$896,700	11,839	$1,112,851	15,532	$(1,155,174)	(15,026)	$854,377	12,345
Class 1A	6,106	81	1,482	21	(1,574)	(20)	6,014	82
Class 2	294,401	3,907	1,692,272	23,866	(2,108,133)	(27,828)	(121,460)	(55)
Class 3	1,763	23	23,154	321	(29,706)	(390)	(4,789)	(46)
Class 4	227,023	3,055	145,699	2,087	(131,942)	(1,767)	240,780	3,375
Total net increase (decrease)	$1,425,993	18,905	$2,975,458	41,827	$(3,426,529)	(45,031)	$974,922	15,701

Year ended December 31, 2018

Class 1	$1,574,676	19,928	$879,237	11,221	$(1,126,624)	(14,082)	$1,327,289	17,067
Class 1A	8,204	103	710	9	(563)	(7)	8,351	105
Class 2	292,909	3,756	1,633,088	20,970	(2,436,432)	(30,703)	(510,435)	(5,977)
Class 3	1,809	22	21,971	279	(27,844)	(348)	(4,064)	(47)
Class 4	274,892	3,534	110,941	1,441	(135,865)	(1,758)	249,968	3,217
Total net increase (decrease)	$2,152,490	27,343	$2,645,947	33,920	$(3,727,328)	(46,898)	$1,071,109	14,365

See end of tables for footnotes.

American Funds Insurance Series	181

International Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019

Class 1	$171,233	8,812	$215,640	10,988	$(699,395)	(35,642)	$(312,522)	(15,842)
Class 1A	2,060	106	236	12	(1,174)	(59)	1,122	59
Class 2	175,514	9,064	164,024	8,407	(591,706)	(30,261)	(252,168)	(12,790)
Class 3	238	13	991	50	(4,348)	(224)	(3,119)	(161)
Class 4	60,129	3,112	13,366	694	(43,609)	(2,263)	29,886	1,543
Total net increase (decrease)	$409,174	21,107	$394,257	20,151	$(1,340,232)	(68,449)	$(536,801)	(27,191)

Year ended December 31, 2018

Class 1	$987,191	47,885	$339,738	16,682	$(479,241)	(23,102)	$847,688	41,465
Class 1A	4,302	204	296	14	(269)	(14)	4,329	204
Class 2	481,518	22,952	283,963	13,909	(441,465)	(21,109)	324,016	15,752
Class 3	506	23	1,857	91	(4,389)	(209)	(2,026)	(95)
Class 4	96,985	4,701	20,021	990	(45,627)	(2,234)	71,379	3,457
Total net increase (decrease)	$1,570,502	75,765	$645,875	31,686	$(970,991)	(46,668)	$1,245,386	60,783

New World Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019

Class 1	$149,338	6,057	$94,601	3,981	$(207,841)	(8,743)	$36,098	1,295
Class 1A	1,685	70	171	7	(408)	(17)	1,448	60
Class 2	68,793	2,911	43,651	1,861	(165,106)	(6,991)	(52,662)	(2,219)
Class 4	83,946	3,576	25,555	1,096	(39,744)	(1,687)	69,757	2,985
Total net increase (decrease)	$303,762	12,614	$163,978	6,945	$(413,099)	(17,438)	$54,641	2,121

Year ended December 31, 2018

Class 1	$169,684	6,947	$75,282	3,139	$(240,756)	(10,008)	$4,210	78
Class 1A	2,616	108	73	3	(572)	(24)	2,117	87
Class 2	70,536	2,954	34,787	1,456	(144,167)	(5,934)	(38,844)	(1,524)
Class 4	140,212	5,922	16,079	674	(31,201)	(1,315)	125,090	5,281
Total net increase (decrease)	$383,048	15,931	$126,221	5,272	$(416,696)	(17,281)	$92,573	3,922

Blue Chip Income and Growth Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019

Class 1	$213,624	16,737	$525,212	41,913	$(484,978)	(37,271)	$253,858	21,379
Class 1A	5,177	403	598	47	(451)	(35)	5,324	415
Class 2	28,815	2,244	298,911	24,211	(366,595)	(28,328)	(38,869)	(1,873)
Class 4	198,327	15,485	49,345	4,013	(38,161)	(2,979)	209,511	16,519
Total net increase (decrease)	$445,943	34,869	$874,066	70,184	$(890,185)	(68,613)	$429,824	36,440

Year ended December 31, 2018

Class 1	$189,059	13,527	$528,528	38,135	$(524,399)	(36,270)	$193,188	15,392
Class 1A	2,957	203	254	19	(106)	(8)	3,105	214
Class 2	34,615	2,528	320,676	23,381	(472,476)	(32,985)	(117,185)	(7,076)
Class 4	190,787	13,641	29,968	2,200	(33,879)	(2,399)	186,876	13,442
Total net increase (decrease)	$417,418	29,899	$879,426	63,735	$(1,030,860)	(71,662)	$265,984	21,972

182	American Funds Insurance Series

Global Growth and Income Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019

Class 1	$43,801	2,986	$38,762	2,639	$(61,157)	(4,174)	$21,406	1,451
Class 1A	809	55	100	7	(205)	(14)	704	48
Class 2	15,277	1,057	91,385	6,251	(232,647)	(15,758)	(125,985)	(8,450)
Class 4	34,845	2,405	8,268	574	(16,175)	(1,116)	26,938	1,863
Total net increase (decrease)	$94,732	6,503	$138,515	9,471	$(310,184)	(21,062)	$(76,937)	(5,088)

Year ended December 31, 2018

Class 1	$105,981	7,092	$45,562	3,107	$(46,619)	(3,060)	$104,924	7,139
Class 1A	951	60	81	6	(40)	(2)	992	64
Class 2	27,421	1,842	130,608	8,898	(208,022)	(13,672)	(49,993)	(2,932)
Class 4	42,459	2,827	8,471	586	(16,633)	(1,102)	34,297	2,311
Total net increase (decrease)	$176,812	11,821	$184,722	12,597	$(271,314)	(17,836)	$90,220	6,582

Growth-Income Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019

Class 1	$1,061,581	21,810	$2,276,758	48,690	$(1,229,398)	(25,018)	$2,108,941	45,482
Class 1A	3,121	63	1,031	22	(929)	(19)	3,223	66
Class 2	173,237	3,593	1,532,457	33,240	(1,626,668)	(33,632)	79,026	3,201
Class 3	2,080	42	17,705	379	(21,190)	(431)	(1,405)	(10)
Class 4	180,857	3,787	125,407	2,752	(103,759)	(2,175)	202,505	4,364
Total net increase (decrease)	$1,420,876	29,295	$3,953,358	85,083	$(2,981,944)	(61,275)	$2,392,290	53,103

Year ended December 31, 2018

Class 1	$2,594,038	53,950	$1,388,000	27,742	$(1,325,537)	(25,872)	$2,656,501	55,820
Class 1A	5,817	114	467	10	(933)	(18)	5,351	106
Class 2	128,833	2,587	1,128,412	22,770	(1,901,203)	(37,514)	(643,958)	(12,157)
Class 3	1,014	20	13,244	264	(26,871)	(525)	(12,613)	(241)
Class 4	193,427	3,881	73,971	1,507	(97,541)	(1,958)	169,857	3,430
Total net increase (decrease)	$2,923,129	60,552	$2,604,094	52,293	$(3,352,085)	(65,887)	$2,175,138	46,958

See end of tables for footnotes.

American Funds Insurance Series	183

International Growth and Income Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019

Class 1	$9,331	555	$41,626	2,406	$(130,370)	(7,620)	$(79,413)	(4,659)
Class 1A	364	22	83	5	(75)	(4)	372	23
Class 2	14,448	831	8,726	507	(37,612)	(2,202)	(14,438)	(864)
Class 4	20,154	1,195	3,113	182	(7,857)	(466)	15,410	911
Total net increase (decrease)	$44,297	2,603	$53,548	3,100	$(175,914)	(10,292)	$(78,069)	(4,589)

Year ended December 31, 2018

Class 1	$102,396	5,829	$28,476	1,796	$(62,238)	(3,472)	$68,634	4,153
Class 1A	276	16	44	3	(453)	(27)	(133)	(8)
Class 2	13,046	753	5,865	371	(28,666)	(1,702)	(9,755)	(578)
Class 4	29,607	1,717	1,597	101	(12,831)	(752)	18,373	1,066
Total net increase (decrease)	$145,325	8,315	$35,982	2,271	$(104,188)	(5,953)	$77,119	4,633

Capital Income Builder

	Sales*		Reinvestments of distributions		Repurchases*		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019

Class 1	$160,592	15,806	$13,476	1,322	$(12,510)	(1,240)	$161,558	15,888
Class 1A	2,709	268	126	12	(345)	(34)	2,490	246
Class 2	1,661	165	137	13	(567)	(56)	1,231	122
Class 4	66,462	6,575	10,875	1,070	(29,407)	(2,903)	47,930	4,742
Total net increase (decrease)	$231,424	22,814	$24,614	2,417	$(42,829)	(4,233)	$213,209	20,998

Year ended December 31, 2018

Class 1	$96,466	9,624	$10,037	1,010	$(12,240)	(1,241)	$94,263	9,393
Class 1A	2,709	270	70	7	(761)	(77)	2,018	200
Class 2	2,658	264	96	10	(180)	(18)	2,574	256
Class 4	66,457	6,627	10,312	1,037	(25,636)	(2,556)	51,133	5,108
Total net increase (decrease)	$168,290	16,785	$20,515	2,064	$(38,817)	(3,892)	$149,988	14,957

Asset Allocation Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019

Class 1	$1,081,611	47,062	$1,173,430	52,076	$(1,121,605)	(48,857)	$1,133,436	50,281
Class 1A	2,765	122	605	27	(689)	(30)	2,681	119
Class 2	111,154	4,871	347,279	15,613	(575,603)	(25,266)	(117,170)	(4,782)
Class 3	991	43	2,189	97	(4,150)	(180)	(970)	(40)
Class 4	356,681	15,732	277,834	12,559	(218,378)	(9,706)	416,137	18,585
Total net increase (decrease)	$1,553,202	67,830	$1,801,337	80,372	$(1,920,425)	(84,039)	$1,434,114	64,163

Year ended December 31, 2018

Class 1	$1,402,434	60,588	$1,053,838	46,034	$(2,607,246)	(117,896)	$(150,974)	(11,274)
Class 1A	3,797	162	411	18	(678)	(30)	3,530	150
Class 2	89,621	3,865	313,464	13,808	(682,422)	(29,567)	(279,337)	(11,894)
Class 3	897	38	2,098	91	(7,614)	(325)	(4,619)	(196)
Class 4	380,567	16,509	217,964	9,642	(180,958)	(7,998)	417,573	18,153
Total net increase (decrease)	$1,877,316	81,162	$1,587,775	69,593	$(3,478,918)	(155,816)	$(13,827)	(5,061)

184	American Funds Insurance Series

Global Balanced Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019

Class 1	$10,073	777	$5,390	408	$(9,768)	(718)	$5,695	467
Class 1A	111	9	89	7	(237)	(19)	(37)	(3)
Class 2	7,858	607	8,009	608	(22,255)	(1,722)	(6,388)	(507)
Class 4	15,727	1,225	3,446	264	(6,014)	(470)	13,159	1,019
Total net increase (decrease)	$33,769	2,618	$16,934	1,287	$(38,274)	(2,929)	$12,429	976

Year ended December 31, 2018

Class 1	$24,581	1,901	$3,154	265	$(847)	(66)	$26,888	2,100
Class 1A	2,209	171	56	5	(292)	(24)	1,973	152
Class 2	11,812	914	4,844	408	(24,153)	(1,905)	(7,497)	(583)
Class 4	35,652	2,821	1,646	140	(12,396)	(987)	24,902	1,974
Total net increase (decrease)	$74,254	5,807	$9,700	818	$(37,688)	(2,982)	$46,266	3,643

Bond Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019

Class 1	$562,508	51,468	$176,372	15,842	$(614,303)	(56,025)	$124,577	11,285
Class 1A	3,719	336	165	15	(744)	(67)	3,140	284
Class 2	133,036	12,239	90,797	8,262	(413,489)	(38,133)	(189,656)	(17,632)
Class 4	149,767	13,753	11,384	1,037	(49,519)	(4,574)	111,632	10,216
Total net increase (decrease)	$849,030	77,796	$278,718	25,156	$(1,078,055)	(98,799)	$49,693	4,153

Year ended December 31, 2018

Class 1	$856,250	80,879	$164,110	15,776	$(1,296,873)	(122,086)	$(276,513)	(25,431)
Class 1A	2,864	271	80	8	(674)	(64)	2,270	215
Class 2	107,831	10,281	93,483	9,101	(518,189)	(49,721)	(316,875)	(30,339)
Class 4	118,851	11,386	8,606	839	(47,758)	(4,587)	79,699	7,638
Total net increase (decrease)	$1,085,796	102,817	$266,279	25,724	$(1,863,494)	(176,458)	$(511,419)	(47,917)

Global Bond Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019

Class 1	$94,035	7,945	$19,056	1,588	$(113,011)	(9,529)	$80	4
Class 1A	84	7	7	1	(59)	(5)	32	3
Class 2	33,181	2,816	15,927	1,338	(140,715)	(11,911)	(91,607)	(7,757)
Class 4	13,230	1,132	649	55	(7,381)	(629)	6,498	558
Total net increase (decrease)	$140,530	11,900	$35,639	2,982	$(261,166)	(22,074)	$(84,997)	(7,192)

Year ended December 31, 2018

Class 1	$126,990	10,666	$28,466	2,515	$(375,280)	(31,456)	$(219,824)	(18,275)
Class 1A	575	49	10	1	(241)	(21)	344	29
Class 2	41,190	3,507	26,720	2,377	(156,625)	(13,571)	(88,715)	(7,687)
Class 4	28,055	2,394	934	84	(17,922)	(1,548)	11,067	930
Total net increase (decrease)	$196,810	16,616	$56,130	4,977	$(550,068)	(46,596)	$(297,128)	(25,003)

See end of tables for footnotes.

American Funds Insurance Series	185

High-Income Bond Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019

Class 1	$9,412	933	$33,027	3,374	$(48,250)	(4,826)	$(5,811)	(519)
Class 1A	353	35	45	5	(350)	(35)	48	5
Class 2	10,165	1,039	41,753	4,340	(84,344)	(8,552)	(32,426)	(3,173)
Class 3	613	61	611	62	(1,328)	(132)	(104)	(9)
Class 4	64,302	6,070	3,353	321	(37,801)	(3,523)	29,854	2,868
Total net increase (decrease)	$84,845	8,138	$78,789	8,102	$(172,073)	(17,068)	$(8,439)	(828)

Year ended December 31, 2018

Class 1	$15,126	1,484	$34,114	3,526	$(136,193)	(13,306)	$(86,953)	(8,296)
Class 1A	621	61	40	5	(365)	(36)	296	30
Class 2	12,354	1,231	43,383	4,563	(111,276)	(11,157)	(55,539)	(5,363)
Class 3	1,837	179	664	68	(4,223)	(418)	(1,722)	(171)
Class 4	51,449	4,747	1,733	168	(53,384)	(4,942)	(202)	(27)
Total net increase (decrease)	$81,387	7,702	$79,934	8,330	$(305,441)	(29,859)	$(144,120)	(13,827)

Mortgage Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019

Class 1	$31,595	3,007	$5,573	528	$(41,843)	(3,959)	$(4,675)	(424)
Class 1A	166	16	12	1	(444)	(42)	(266)	(25)
Class 2	4,351	413	1,355	129	(7,802)	(738)	(2,096)	(196)
Class 4	11,996	1,146	585	56	(9,761)	(944)	2,820	258
Total net increase (decrease)	$48,108	4,582	$7,525	714	$(59,850)	(5,683)	$(4,217)	(387)

Year ended December 31, 2018

Class 1	$17,819	1,730	$4,658	457	$(74,088)	(7,185)	$(51,611)	(4,998)
Class 1A	732	71	15	2	(111)	(11)	636	62
Class 2	4,682	456	1,128	111	(10,509)	(1,023)	(4,699)	(456)
Class 4	14,315	1,403	424	41	(2,626)	(257)	12,113	1,187
Total net increase (decrease)	$37,548	3,660	$6,225	611	$(87,334)	(8,476)	$(43,561)	(4,205)

186	American Funds Insurance Series

Ultra-Short Bond Fund

	Sales*		Reinvestments of distributions				Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2019

Class 1	$9,753	856	$604		53		$(17,930)	(1,576)	$(7,573)	(667)
Class 1A	—	—	—	†	—	†	—	—	— †	— †
Class 2	85,259	7,676	4,088		371		(106,127)	(9,561)	(16,780)	(1,514)
Class 3	714	64	59		5		(2,101)	(188)	(1,328)	(119)
Class 4	21,513	1,920	342		31		(17,702)	(1,580)	4,153	371
Total net increase (decrease)	$117,239	10,516	$5,093		460		$(143,860)	(12,905)	$(21,528)	(1,929)

Year ended December 31, 2018

Class 1	$25,371	2,233	$561		50		$(26,198)	(2,310)	$(266)	(27)
Class 1A	—	—	—	†	—	†	—	—	— †	— †
Class 2	103,165	9,332	2,762		250		(107,692)	(9,741)	(1,765)	(159)
Class 3	4,222	378	42		4		(3,944)	(353)	320	29
Class 4	16,908	1,513	153		14		(14,303)	(1,281)	2,758	246
Total net increase (decrease)	$149,666	13,456	$3,518		318		$(152,137)	(13,685)	$1,047	89

U.S. Government/AAA-Rated Securities Fund

	Sales*		Reinvestments of distributions				Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2019

Class 1	$63,401	5,184	$31,462		2,550		$(170,411)	(13,819)	$(75,548)	(6,085)
Class 1A	1,348	110	50		4		(488)	(40)	910	74
Class 2	105,457	8,638	26,789		2,193		(155,177)	(12,760)	(22,931)	(1,929)
Class 3	975	79	180		15		(1,521)	(124)	(366)	(30)
Class 4	69,032	5,652	2,241		183		(41,016)	(3,366)	30,257	2,469
Total net increase (decrease)	$240,213	19,663	$60,722		4,945		$(368,613)	(30,109)	$(67,678)	(5,501)

Year ended December 31, 2018

Class 1	$67,360	5,655	$29,446		2,499		$(191,451)	(16,111)	$(94,645)	(7,957)
Class 1A	1,389	118	28		2		(214)	(18)	1,203	102
Class 2	43,398	3,680	24,431		2,094		(200,280)	(17,045)	(132,451)	(11,271)
Class 3	628	53	165		14		(1,997)	(168)	(1,204)	(101)
Class 4	45,391	3,857	1,313		113		(17,387)	(1,474)	29,317	2,496
Total net increase (decrease)	$158,166	13,363	$55,383		4,722		$(411,329)	(34,816)	$(197,780)	(16,731)

Managed Risk Growth Fund

	Sales*		Reinvestments of distributions				Repurchases*		Net increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2019

Class P1	$2,619	201	$317		25		$(523)	(41)	$2,413	185
Class P2	47,485	3,690	29,905		2,419		(30,455)	(2,336)	46,935	3,773
Total net increase (decrease)	$50,104	3,891	$30,222		2,444		$(30,978)	(2,377)	$49,348	3,958

Year ended December 31, 2018

Class P1	$1,861	140	$150		11		$(596)	(45)	$1,415	106
Class P2	79,190	6,025	21,792		1,658		(21,197)	(1,594)	79,785	6,089
Total net increase (decrease)	$81,051	6,165	$21,942		1,669		$(21,793)	(1,639)	$81,200	6,195

See end of tables for footnotes.

American Funds Insurance Series	187

Managed Risk International Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019

Class P1	$357	34	$27	3	$(140)	(14)	$244	23
Class P2	7,251	702	7,769	772	(18,389)	(1,773)	(3,369)	(299)
Total net increase (decrease)	$7,608	736	$7,796	775	$(18,529)	(1,787)	$(3,125)	(276)

Year ended December 31, 2018

Class P1	$321	30	$9	1	$(44)	(4)	$286	27
Class P2	33,085	3,040	3,419	323	(13,533)	(1,240)	22,971	2,123
Total net increase (decrease)	$33,406	3,070	$3,428	324	$(13,577)	(1,244)	$23,257	2,150

Managed Risk Blue Chip Income and Growth Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019

Class P1	$547	46	$53	5	$(313)	(28)	$287	23
Class P2	16,518	1,448	23,362	2,128	(33,614)	(2,932)	6,266	644
Total net increase (decrease)	$17,065	1,494	$23,415	2,133	$(33,927)	(2,960)	$6,553	667

Year ended December 31, 2018

Class P1	$358	29	$22	2	$(43)	(4)	$337	27
Class P2	31,213	2,567	23,504	1,964	(35,759)	(2,843)	18,958	1,688
Total net increase (decrease)	$31,571	2,596	$23,526	1,966	$(35,802)	(2,847)	$19,295	1,715

Managed Risk Growth-Income Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019

Class P1	$86,511	6,809	$29,069	2,244	$(82,465)	(6,312)	$33,115	2,741
Class P2	28,190	2,218	3,371	263	(20,033)	(1,562)	11,528	919
Total net increase (decrease)	$114,701	9,027	$32,440	2,507	$(102,498)	(7,874)	$44,643	3,660

Year ended December 31, 2018

Class P1	$1,696,532	144,131	$164	13	$(30,979)	(2,639)	$1,665,717	141,505
Class P2	45,914	3,658	12,188	977	(16,805)	(1,320)	41,297	3,315
Total net increase (decrease)	$1,742,446	147,789	$12,352	990	$(47,784)	(3,959)	$1,707,014	144,820

188	American Funds Insurance Series

Managed Risk Asset Allocation Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019

Class P1	$626	47	$70	5	$(334)	(25)	$362	27
Class P2	106,039	8,229	177,741	14,380	(260,413)	(20,223)	23,367	2,386
Total net increase (decrease)	$106,665	8,276	$177,811	14,385	$(260,747)	(20,248)	$23,729	2,413

Year ended December 31, 2018

Class P1	$158,125	11,883	$98,747	7,599	$(1,735,518)	(141,232)	$(1,478,646)	(121,750)
Class P2	122,897	9,265	144,221	11,089	(250,843)	(19,040)	16,275	1,314
Total net increase (decrease)	$281,022	21,148	$242,968	18,688	$(1,986,361)	(160,272)	$(1,462,371)	(120,436)

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

American Funds Insurance Series	189

10. Investment transactions and other disclosures

The following tables present additional information for each of the funds for the year ended December 31, 2019 (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund
Purchases of investment securities*	$849,859	$2,016,867	$5,239,850	$2,829,700	$1,380,037	$3,114,494
Sales of investment securities*	1,161,452	1,978,561	6,056,342	2,959,294	1,201,958	3,287,588
Non-U.S. taxes paid on dividend income	6,906	2,961	8,895	15,544	3,090	740
Non-U.S. taxes (refunded) paid on interest income	—	9	—	—	24	—
Non-U.S. taxes (refunded) paid on realized gains	—	—	—	2	95	—
Non-U.S. taxes provided on unrealized gains	4,247	7,065	—	14,853	12,751	—

	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund
Purchases of investment securities*	$566,776	$8,540,898	$367,762	$617,629	$16,313,978	$256,445
Sales of investment securities*	665,217	8,266,596	406,434	454,046	15,144,557	250,980
Non-U.S. taxes paid on dividend income	3,365	11,677	3,815	1,062	7,745	315
Non-U.S. taxes (refunded) paid on interest income	—	(1)	—	—	—	17
Non-U.S. taxes (refunded) paid on realized gains	—	515	152	—	—	8
Non-U.S. taxes provided on unrealized gains	2,362	600	10	—	104	27
Dividend income from affiliated issuers	—	3,592	—	—	5,398	—
Interest income from affiliated issuers	—	—	—	—	1,136	—

	Bond Fund	Global Bond Fund	High- Income Bond Fund	Mortgage Fund	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund
Purchases of investment securities*	$31,591,809	$2,815,896	$692,973	$924,220	$—	$5,774,305
Sales of investment securities*	33,147,847	2,894,376	734,772	1,047,226	74,850	6,141,505
Non-U.S. taxes (refunded) paid on interest income	(6)	416	—	—	—	—
Non-U.S. taxes (refunded) paid on realized gains	(2)	369	—	—	—	—
Non-U.S. taxes provided on unrealized gains	—	225	—	—	—	—

	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Purchases of investment securities*	$80,311	$12,427	$42,893	$303,447	$217,416
Sales of investment securities*	39,304	19,864	43,650	122,609	287,016
Dividend income from affiliated issuers	5,006	2,825	7,584	41,965	55,061

*	Excludes short-term securities and U.S. government obligations, if any.

190	American Funds Insurance Series

11. Ownership concentration

At December 31, 2019, American Funds Insurance Series - Portfolio Series Managed Risk Growth and Income Portfolio held 33% and 12% of the outstanding shares of Capital Income Builder and Global Growth and Income Fund, respectively. In addition, American Funds Insurance Series - Portfolio Series Managed Risk Global Allocation Portfolio held 24% of the outstanding shares of Global Balanced Fund.

American Funds Insurance Series	191

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

Global Growth Fund

Class 1:
12/31/2019	$25.74	$.32	$8.60	$8.92	$(.41)	$(1.68)	$(2.09)	$32.57	35.61%	$2,515		.56%		1.07%
12/31/2018	30.51	.29	(2.65)	(2.36)	(.28)	(2.13)	(2.41)	25.74	(8.81)	1,942		.55		.98
12/31/2017	24.05	.26	7.30	7.56	(.26)	(.84)	(1.10)	30.51	31.80	2,010		.55		.94
12/31/2016	26.39	.25	(.14)	.11	(.29)	(2.16)	(2.45)	24.05	.87	1,630		.56		1.00
12/31/2015	27.48	.25	1.80	2.05	(.35)	(2.79)	(3.14)	26.39	7.24	1,626		.55		.90
Class 1A:
12/31/2019	25.69	.25	8.55	8.80	(.34)	(1.68)	(2.02)	32.47	35.22	8		.81		.83
12/31/2018	30.46	.23	(2.66)	(2.43)	(.21)	(2.13)	(2.34)	25.69	(9.02)	5		.80		.77
12/31/2017[3,4]	24.50	.11	6.94	7.05	(.25)	(.84)	(1.09)	30.46	29.13 [5]	2		.80	[6]	.39 [6]
Class 2:
12/31/2019	25.50	.24	8.51	8.75	(.33)	(1.68)	(2.01)	32.24	35.28	3,895		.81		.83
12/31/2018	30.24	.22	(2.63)	(2.41)	(.20)	(2.13)	(2.33)	25.50	(9.04)	3,306		.80		.73
12/31/2017	23.85	.19	7.23	7.42	(.19)	(.84)	(1.03)	30.24	31.47	4,012		.80		.69
12/31/2016	26.19	.18	(.14)	.04	(.22)	(2.16)	(2.38)	23.85	.62	3,483		.81		.76
12/31/2015	27.30	.18	1.78	1.96	(.28)	(2.79)	(3.07)	26.19	6.94	3,817		.80		.66
Class 4:
12/31/2019	25.39	.17	8.45	8.62	(.28)	(1.68)	(1.96)	32.05	34.87	382		1.06		.57
12/31/2018	30.13	.14	(2.60)	(2.46)	(.15)	(2.13)	(2.28)	25.39	(9.24)	249		1.05		.47
12/31/2017	23.81	.10	7.22	7.32	(.16)	(.84)	(1.00)	30.13	31.11	211		1.05		.37
12/31/2016	26.16	.12	(.14)	(.02)	(.17)	(2.16)	(2.33)	23.81	.37	94		1.06		.50
12/31/2015	27.34	.09	1.81	1.90	(.29)	(2.79)	(3.08)	26.16	6.69	91		1.05		.34

Global Small Capitalization Fund

Class 1:
12/31/2019	$21.75	$.12	$6.61	$6.73	$(.10)	$(1.58)	$(1.68)	$26.80	31.84%	$2,050		.75%		.48%
12/31/2018	25.38	.11	(2.51)	(2.40)	(.09)	(1.14)	(1.23)	21.75	(10.31)	1,453		.73		.42
12/31/2017	20.24	.12	5.17	5.29	(.15)	—	(.15)	25.38	26.22	1,639		.73		.54
12/31/2016	24.41	.12	.17	.29	(.11)	(4.35)	(4.46)	20.24	2.35	1,532		.74		.57
12/31/2015	26.09	.04	.36	.40	—	(2.08)	(2.08)	24.41	.50	1,706		.73		.15
Class 1A:
12/31/2019	21.71	.05	6.61	6.66	(.05)	(1.58)	(1.63)	26.74	31.56	1		.99		.22
12/31/2018	25.36	.05	(2.52)	(2.47)	(.04)	(1.14)	(1.18)	21.71	(10.56)	—	[7]	.98		.21
12/31/2017[3,4]	20.70	.08	4.71	4.79	(.13)	—	(.13)	25.36	23.19 [5]	—	[7]	.96	[6]	.35 [6]
Class 2:
12/31/2019	21.16	.05	6.43	6.48	(.04)	(1.58)	(1.62)	26.02	31.52	2,363		1.00		.22
12/31/2018	24.72	.04	(2.44)	(2.40)	(.02)	(1.14)	(1.16)	21.16	(10.55)	2,056		.98		.17
12/31/2017	19.72	.06	5.04	5.10	(.10)	—	(.10)	24.72	25.89	2,551		.98		.27
12/31/2016	23.90	.07	.15	.22	(.05)	(4.35)	(4.40)	19.72	2.10	2,303		.99		.31
12/31/2015	25.64	(.03)	.37	.34	—	(2.08)	(2.08)	23.90	.27	2,492		.98		(.10)
Class 4:
12/31/2019	21.28	(.01)	6.47	6.46	— [8]	(1.58)	(1.58)	26.16	31.24	206		1.25		(.04)
12/31/2018	24.91	(.02)	(2.46)	(2.48)	(.01)	(1.14)	(1.15)	21.28	(10.80)	146		1.24		(.08)
12/31/2017	19.91	— [8]	5.09	5.09	(.09)	—	(.09)	24.91	25.62	125		1.23		— [9]
12/31/2016	24.11	.01	.16	.17	(.02)	(4.35)	(4.37)	19.91	1.85	42		1.24		.03
12/31/2015	25.92	(.10)	.37	.27	—	(2.08)	(2.08)	24.11	(.02)	34		1.23		(.37)

192	American Funds Insurance Series

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

Growth Fund

Class 1:
12/31/2019	$69.96	$.83	$19.63	$20.46	$(.76)	$(8.44)	$(9.20)	$81.22	31.11%	$10,841	.35%		1.09%
12/31/2018	77.85	.64	.25	.89	(.54)	(8.24)	(8.78)	69.96	(.01)	8,474	.34		.81
12/31/2017	67.29	.55	17.89	18.44	(.55)	(7.33)	(7.88)	77.85	28.62	8,100	.35		.75
12/31/2016	68.02	.67	5.40	6.07	(.67)	(6.13)	(6.80)	67.29	9.77	6,931	.35		1.03
12/31/2015	80.15	.64	5.08	5.72	(.61)	(17.24)	(17.85)	68.02	7.12	6,796	.35		.87
Class 1A:
12/31/2019	69.77	.65	19.55	20.20	(.61)	(8.44)	(9.05)	80.92	30.79	18	.60		.85
12/31/2018	77.74	.47	.24	.71	(.44)	(8.24)	(8.68)	69.77	(.26)	10	.59		.60
12/31/2017[3,4]	68.84	.35	16.38	16.73	(.50)	(7.33)	(7.83)	77.74	25.47 [5]	3	.59	[6]	.47	[6]
Class 2:
12/31/2019	69.48	.63	19.47	20.10	(.57)	(8.44)	(9.01)	80.57	30.77	15,885	.60		.83
12/31/2018	77.35	.44	.27	.71	(.34)	(8.24)	(8.58)	69.48	(.25)	13,701	.59		.55
12/31/2017	66.92	.37	17.76	18.13	(.37)	(7.33)	(7.70)	77.35	28.28	15,716	.60		.50
12/31/2016	67.69	.51	5.36	5.87	(.51)	(6.13)	(6.64)	66.92	9.49	13,978	.60		.78
12/31/2015	79.84	.46	5.06	5.52	(.43)	(17.24)	(17.67)	67.69	6.86	14,414	.60		.62
Class 3:
12/31/2019	70.44	.69	19.77	20.46	(.62)	(8.44)	(9.06)	81.84	30.86	213	.53		.90
12/31/2018	78.32	.50	.26	.76	(.40)	(8.24)	(8.64)	70.44	(.18)	187	.52		.62
12/31/2017	67.67	.42	17.98	18.40	(.42)	(7.33)	(7.75)	78.32	28.39	212	.53		.57
12/31/2016	68.37	.56	5.42	5.98	(.55)	(6.13)	(6.68)	67.67	9.56	183	.53		.85
12/31/2015	80.47	.51	5.11	5.62	(.48)	(17.24)	(17.72)	68.37	6.92	194	.53		.69
Class 4:
12/31/2019	68.64	.44	19.19	19.63	(.42)	(8.44)	(8.86)	79.41	30.44	1,513	.85		.59
12/31/2018	76.56	.24	.28	.52	(.20)	(8.24)	(8.44)	68.64	(.50)	1,076	.84		.31
12/31/2017	66.41	.18	17.61	17.79	(.31)	(7.33)	(7.64)	76.56	27.99	954	.85		.25
12/31/2016	67.26	.34	5.32	5.66	(.38)	(6.13)	(6.51)	66.41	9.22	458	.85		.53
12/31/2015	79.74	.29	5.02	5.31	(.55)	(17.24)	(17.79)	67.26	6.59	394	.85		.42

See end of tables for footnotes.

American Funds Insurance Series	193

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

International Fund

Class 1:
12/31/2019	$17.66	$.30	$3.74	$4.04	$(.34)	$(.50)	$(.84)	$20.86	23.21%	$5,353	.54%		1.54%
12/31/2018	21.71	.34	(2.97)	(2.63)	(.40)	(1.02)	(1.42)	17.66	(12.94)	4,811	.53		1.62
12/31/2017	16.82	.26	5.16	5.42	(.30)	(.23)	(.53)	21.71	32.46	5,014	.53		1.33
12/31/2016	18.08	.27	.30	.57	(.28)	(1.55)	(1.83)	16.82	3.78	3,652	.54		1.57
12/31/2015	20.35	.29	(1.03)	(.74)	(.35)	(1.18)	(1.53)	18.08	(4.25)	3,427	.54		1.41
Class 1A:
12/31/2019	17.62	.25	3.72	3.97	(.29)	(.50)	(.79)	20.80	22.90	7	.79		1.27
12/31/2018	21.67	.27	(2.93)	(2.66)	(.37)	(1.02)	(1.39)	17.62	(13.11)	5	.78		1.32
12/31/2017[3,4]	17.17	.09	4.93	5.02	(.29)	(.23)	(.52)	21.67	29.46 [5]	2	.77	[6]	.43	[6]
Class 2:
12/31/2019	17.60	.25	3.72	3.97	(.29)	(.50)	(.79)	20.78	22.88	4,311	.79		1.29
12/31/2018	21.63	.29	(2.95)	(2.66)	(.35)	(1.02)	(1.37)	17.60	(13.13)	3,875	.78		1.40
12/31/2017	16.76	.22	5.13	5.35	(.25)	(.23)	(.48)	21.63	32.14	4,422	.78		1.10
12/31/2016	18.02	.23	.30	.53	(.24)	(1.55)	(1.79)	16.76	3.53	3,710	.79		1.35
12/31/2015	20.29	.24	(1.03)	(.79)	(.30)	(1.18)	(1.48)	18.02	(4.53)	3,978	.79		1.17
Class 3:
12/31/2019	17.70	.27	3.75	4.02	(.30)	(.50)	(.80)	20.92	23.05	25	.72		1.37
12/31/2018	21.75	.31	(2.98)	(2.67)	(.36)	(1.02)	(1.38)	17.70	(13.10)	24	.71		1.48
12/31/2017	16.85	.23	5.17	5.40	(.27)	(.23)	(.50)	21.75	32.23	31	.71		1.17
12/31/2016	18.11	.24	.30	.54	(.25)	(1.55)	(1.80)	16.85	3.57	27	.72		1.42
12/31/2015	20.38	.25	(1.03)	(.78)	(.31)	(1.18)	(1.49)	18.11	(4.44)	32	.72		1.24
Class 4:
12/31/2019	17.40	.20	3.69	3.89	(.25)	(.50)	(.75)	20.54	22.67	379	1.04		1.03
12/31/2018	21.42	.23	(2.93)	(2.70)	(.30)	(1.02)	(1.32)	17.40	(13.41)	295	1.03		1.13
12/31/2017	16.64	.11	5.16	5.27	(.26)	(.23)	(.49)	21.42	31.89	289	1.03		.55
12/31/2016	17.93	.18	.29	.47	(.21)	(1.55)	(1.76)	16.64	3.21	66	1.04		1.03
12/31/2015	20.23	.17	(1.00)	(.83)	(.29)	(1.18)	(1.47)	17.93	(4.75)	46	1.04		.88

New World Fund

Class 1:
12/31/2019	$20.98	$.28	$5.79	$6.07	$(.29)	$(.92)	$(1.21)	$25.84	29.47%	$2,129	.76%		1.18%
12/31/2018	25.30	.27	(3.65)	(3.38)	(.27)	(.67)	(.94)	20.98	(13.83)	1,702	.77		1.11
12/31/2017	19.72	.26	5.59	5.85	(.27)	—	(.27)	25.30	29.73	2,050	.77		1.14
12/31/2016	18.87	.24	.81	1.05	(.20)	—	(.20)	19.72	5.59	1,743	.78		1.25
12/31/2015	20.72	.19	(.71)	(.52)	(.17)	(1.16)	(1.33)	18.87	(2.96)	1,562	.79		.92
Class 1A:
12/31/2019	20.92	.22	5.76	5.98	(.24)	(.92)	(1.16)	25.74	29.11	4	1.01		.92
12/31/2018	25.25	.21	(3.64)	(3.43)	(.23)	(.67)	(.90)	20.92	(14.02)	2	1.02		.91
12/31/2017[3,4]	20.14	.13	5.24	5.37	(.26)	—	(.26)	25.25	26.72 [5]	1	1.00	[6]	.53	[6]
Class 2:
12/31/2019	20.79	.22	5.73	5.95	(.23)	(.92)	(1.15)	25.59	29.15	981	1.01		.93
12/31/2018	25.07	.20	(3.61)	(3.41)	(.20)	(.67)	(.87)	20.79	(14.04)	843	1.02		.85
12/31/2017	19.54	.20	5.55	5.75	(.22)	—	(.22)	25.07	29.44	1,055	1.02		.89
12/31/2016	18.71	.19	.79	.98	(.15)	—	(.15)	19.54	5.26	911	1.03		1.00
12/31/2015	20.54	.14	(.69)	(.55)	(.12)	(1.16)	(1.28)	18.71	(3.14)	961	1.04		.68
Class 4:
12/31/2019	20.71	.16	5.70	5.86	(.18)	(.92)	(1.10)	25.47	28.82	646	1.26		.67
12/31/2018	24.99	.14	(3.59)	(3.45)	(.16)	(.67)	(.83)	20.71	(14.25)	464	1.27		.61
12/31/2017	19.51	.14	5.52	5.66	(.18)	—	(.18)	24.99	29.06	427	1.27		.61
12/31/2016	18.69	.14	.80	.94	(.12)	—	(.12)	19.51	5.04	240	1.28		.75
12/31/2015	20.56	.08	(.68)	(.60)	(.11)	(1.16)	(1.27)	18.69	(3.37)	171	1.29		.39

194	American Funds Insurance Series

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

Blue Chip Income and Growth Fund

Class 1:
12/31/2019	$12.38	$.30	$2.25	$2.55	$(.30)	$(1.07)	$(1.37)	$13.56	21.66%	$5,559		.42%		2.28%
12/31/2018	14.96	.31	(1.44)	(1.13)	(.31)	(1.14)	(1.45)	12.38	(8.45)	4,810		.41		2.13
12/31/2017	13.53	.32	1.96	2.28	(.32)	(.53)	(.85)	14.96	17.30	5,581		.41		2.27
12/31/2016	12.62	.31	1.97	2.28	(.29)	(1.08)	(1.37)	13.53	19.06	5,099		.41		2.39
12/31/2015	14.69	.31	(.64)	(.33)	(.29)	(1.45)	(1.74)	12.62	(2.72)	3,638		.41		2.23
Class 1A:
12/31/2019	12.35	.26	2.24	2.50	(.27)	(1.07)	(1.34)	13.51	21.35	9		.67		2.03
12/31/2018	14.94	.26	(1.42)	(1.16)	(.29)	(1.14)	(1.43)	12.35	(8.67)	3		.66		1.84
12/31/2017[3,4]	13.75	.28	1.75	2.03	(.31)	(.53)	(.84)	14.94	15.21 [5]	1		.65	[6]	2.01	[6]
Class 2:
12/31/2019	12.24	.26	2.22	2.48	(.26)	(1.07)	(1.33)	13.39	21.38	3,093		.67		2.03
12/31/2018	14.80	.27	(1.42)	(1.15)	(.27)	(1.14)	(1.41)	12.24	(8.66)	2,850		.66		1.88
12/31/2017	13.39	.28	1.94	2.22	(.28)	(.53)	(.81)	14.80	17.04	3,551		.66		2.02
12/31/2016	12.51	.28	1.94	2.22	(.26)	(1.08)	(1.34)	13.39	18.70	3,412		.66		2.16
12/31/2015	14.57	.27	(.62)	(.35)	(.26)	(1.45)	(1.71)	12.51	(2.93)	3,228		.66		1.97
Class 4:
12/31/2019	12.19	.23	2.20	2.43	(.24)	(1.07)	(1.31)	13.31	21.03	621		.92		1.78
12/31/2018	14.77	.23	(1.42)	(1.19)	(.25)	(1.14)	(1.39)	12.19	(8.92)	368		.91		1.62
12/31/2017	13.39	.25	1.93	2.18	(.27)	(.53)	(.80)	14.77	16.70	247		.91		1.76
12/31/2016	12.53	.24	1.96	2.20	(.26)	(1.08)	(1.34)	13.39	18.49	132		.91		1.81
12/31/2015	14.63	.24	(.63)	(.39)	(.26)	(1.45)	(1.71)	12.53	(3.21)	32		.91		1.75

Global Growth and Income Fund

Class 1:
12/31/2019	$13.02	$.31	$3.67	$3.98	$(.32)	$(.76)	$(1.08)	$15.92	31.39%	$625		.65%		2.08%
12/31/2018	15.81	.29	(1.62)	(1.33)	(.28)	(1.18)	(1.46)	13.02	(9.36)	492		.63		1.94
12/31/2017	13.02	.35	3.06	3.41	(.36)	(.26)	(.62)	15.81	26.40	485		.63		2.43
12/31/2016	12.35	.28	.66	.94	(.27)	—	(.27)	13.02	7.61	571		.63		2.18
12/31/2015	12.78	.36	(.50)	(.14)	(.29)	—	(.29)	12.35	(1.14)	293		.64		2.79
Class 1A:
12/31/2019	13.00	.26	3.68	3.94	(.30)	(.76)	(1.06)	15.88	31.04	2		.90		1.77
12/31/2018	15.81	.26	(1.63)	(1.37)	(.26)	(1.18)	(1.44)	13.00	(9.62)	1		.88		1.74
12/31/2017[3,4]	13.21	.18	3.03	3.21	(.35)	(.26)	(.61)	15.81	24.54 [5]	—	[7]	.84	[6]	1.20	[6]
Class 2:
12/31/2019	12.99	.27	3.68	3.95	(.29)	(.76)	(1.05)	15.89	31.14	1,366		.90		1.84
12/31/2018	15.78	.26	(1.63)	(1.37)	(.24)	(1.18)	(1.42)	12.99	(9.63)	1,228		.88		1.70
12/31/2017	13.00	.31	3.05	3.36	(.32)	(.26)	(.58)	15.78	26.06	1,538		.88		2.11
12/31/2016	12.33	.25	.65	.90	(.23)	—	(.23)	13.00	7.34	1,405		.88		1.98
12/31/2015	12.75	.22	(.39)	(.17)	(.25)	—	(.25)	12.33	(1.34)	1,479		.89		1.73
Class 4:
12/31/2019	12.81	.23	3.61	3.84	(.26)	(.76)	(1.02)	15.63	30.73	145		1.15		1.56
12/31/2018	15.60	.21	(1.60)	(1.39)	(.22)	(1.18)	(1.40)	12.81	(9.89)	95		1.13		1.43
12/31/2017	12.89	.22	3.08	3.30	(.33)	(.26)	(.59)	15.60	25.83	79		1.14		1.49
12/31/2016	12.26	.21	.65	.86	(.23)	—	(.23)	12.89	7.04	16		1.13		1.63
12/31/2015	12.71	.17	(.37)	(.20)	(.25)	—	(.25)	12.26	(1.60)	5		1.14		1.32

See end of tables for footnotes.

American Funds Insurance Series	195

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

Growth-Income Fund

Class 1:
12/31/2019	$45.39	$1.00	$10.40	$11.40	$(.92)	$(5.16)	$(6.08)	$50.71	26.46%	$21,057	.29%		2.05%
12/31/2018	50.22	.84	(1.25)	(.41)	(.84)	(3.58)	(4.42)	45.39	(1.55)	16,783	.28		1.65
12/31/2017	44.41	.81	8.89	9.70	(.78)	(3.11)	(3.89)	50.22	22.68	15,765	.28		1.69
12/31/2016	45.40	.79	4.09	4.88	(.75)	(5.12)	(5.87)	44.41	11.80	12,588	.29		1.79
12/31/2015	52.76	.79	.37	1.16	(.75)	(7.77)	(8.52)	45.40	1.72	10,747	.29		1.59
Class 1A:
12/31/2019	45.28	.89	10.36	11.25	(.83)	(5.16)	(5.99)	50.54	26.14	11	.54		1.82
12/31/2018	50.15	.72	(1.25)	(.53)	(.76)	(3.58)	(4.34)	45.28	(1.78)	7	.53		1.43
12/31/2017[3,4]	45.39	.67	7.96	8.63	(.76)	(3.11)	(3.87)	50.15	19.83 [5]	2	.52	[6]	1.41	[6]
Class 2:
12/31/2019	44.90	.87	10.27	11.14	(.80)	(5.16)	(5.96)	50.08	26.14	13,586	.53		1.80
12/31/2018	49.71	.71	(1.23)	(.52)	(.71)	(3.58)	(4.29)	44.90	(1.79)	12,035	.53		1.40
12/31/2017	44.00	.68	8.80	9.48	(.66)	(3.11)	(3.77)	49.71	22.38	13,930	.53		1.45
12/31/2016	45.04	.67	4.05	4.72	(.64)	(5.12)	(5.76)	44.00	11.51	12,854	.54		1.54
12/31/2015	52.41	.66	.37	1.03	(.63)	(7.77)	(8.40)	45.04	1.45	12,895	.54		1.34
Class 3:
12/31/2019	45.47	.91	10.43	11.34	(.84)	(5.16)	(6.00)	50.81	26.24	156	.46		1.87
12/31/2018	50.29	.75	(1.25)	(.50)	(.74)	(3.58)	(4.32)	45.47	(1.72)	140	.46		1.47
12/31/2017	44.47	.72	8.90	9.62	(.69)	(3.11)	(3.80)	50.29	22.47	168	.46		1.52
12/31/2016	45.46	.71	4.09	4.80	(.67)	(5.12)	(5.79)	44.47	11.59	156	.47		1.61
12/31/2015	52.82	.70	.37	1.07	(.66)	(7.77)	(8.43)	45.46	1.53	161	.47		1.41
Class 4:
12/31/2019	44.47	.74	10.18	10.92	(.71)	(5.16)	(5.87)	49.52	25.86	1,216	.79		1.56
12/31/2018	49.31	.58	(1.23)	(.65)	(.61)	(3.58)	(4.19)	44.47	(2.05)	899	.78		1.15
12/31/2017	43.73	.56	8.73	9.29	(.60)	(3.11)	(3.71)	49.31	22.08	827	.78		1.19
12/31/2016	44.82	.56	4.02	4.58	(.55)	(5.12)	(5.67)	43.73	11.25	495	.79		1.29
12/31/2015	52.39	.58	.33	.91	(.71)	(7.77)	(8.48)	44.82	1.21	410	.79		1.25

International Growth and Income Fund

Class 1:
12/31/2019	$15.35	$.46	$3.03	$3.49	$(.47)	$(.19)	$(.66)	$18.18	23.06%	$1,140	.66%		2.73%
12/31/2018	17.72	.45	(2.39)	(1.94)	(.43)	—	(.43)	15.35	(11.00)	1,034	.65		2.62
12/31/2017	14.48	.46	3.20	3.66	(.42)	—	(.42)	17.72	25.31	1,121	.66		2.75
12/31/2016	14.72	.43	(.19)	.24	(.42)	(.06)	(.48)	14.48	1.71	820	.68		2.93
12/31/2015	16.27	.42	(1.25)	(.83)	(.38)	(.34)	(.72)	14.72	(5.34)	707	.68		2.60
Class 1A:
12/31/2019	15.33	.41	3.04	3.45	(.44)	(.19)	(.63)	18.15	22.76	2	.91		2.41
12/31/2018	17.70	.41	(2.39)	(1.98)	(.39)	—	(.39)	15.33	(11.24)	2	.90		2.35
12/31/2017[3,4]	14.69	.34	3.08	3.42	(.41)	—	(.41)	17.70	23.36 [5]	2	.91	[6]	1.99	[6]
Class 2:
12/31/2019	15.30	.42	3.02	3.44	(.43)	(.19)	(.62)	18.12	22.76	257	.91		2.49
12/31/2018	17.66	.41	(2.38)	(1.97)	(.39)	—	(.39)	15.30	(11.23)	230	.90		2.38
12/31/2017	14.43	.43	3.17	3.60	(.37)	—	(.37)	17.66	25.03	276	.91		2.60
12/31/2016	14.68	.40	(.21)	.19	(.38)	(.06)	(.44)	14.43	1.44	244	.93		2.72
12/31/2015	16.22	.38	(1.24)	(.86)	(.34)	(.34)	(.68)	14.68	(5.60)	254	.93		2.32
Class 4:
12/31/2019	15.22	.37	3.01	3.38	(.40)	(.19)	(.59)	18.01	22.47	101	1.16		2.18
12/31/2018	17.58	.36	(2.36)	(2.00)	(.36)	—	(.36)	15.22	(11.46)	71	1.15		2.10
12/31/2017	14.38	.37	3.18	3.55	(.35)	—	(.35)	17.58	24.72	63	1.16		2.24
12/31/2016	14.63	.36	(.19)	.17	(.36)	(.06)	(.42)	14.38	1.18	37	1.18		2.43
12/31/2015	16.19	.33	(1.23)	(.90)	(.32)	(.34)	(.66)	14.63	(5.82)	32	1.18		2.02

196	American Funds Insurance Series

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

Capital Income Builder

Class 1:
12/31/2019	$9.37	$.32	$1.36	$1.68	$(.32)	$—	$(.32)	$10.73	18.16%	$533		.53%		3.17%
12/31/2018	10.40	.31	(1.00)	(.69)	(.32)	(.02)	(.34)	9.37	(6.77)	317		.54		3.08
12/31/2017	9.46	.32	.93	1.25	(.31)	—	(.31)	10.40	13.29	254		.54		3.21
12/31/2016	9.40	.32	.07	.39	(.33)	—	(.33)	9.46	4.17	156		.54		3.39
12/31/2015	9.81	.28	(.40)	(.12)	(.29)	—	(.29)	9.40	(1.23)	80		.56		2.88
Class 1A:
12/31/2019	9.36	.29	1.37	1.66	(.30)	—	(.30)	10.72	17.90	6		.78		2.84
12/31/2018	10.39	.28	(.99)	(.71)	(.30)	(.02)	(.32)	9.36	(7.01)	2		.79		2.82
12/31/2017[3,4]	9.57	.27	.84	1.11	(.29)	—	(.29)	10.39	11.72 [5]	1		.79	[6]	2.63	[6]
Class 2:
12/31/2019	9.36	.30	1.35	1.65	(.29)	—	(.29)	10.72	17.89	6		.78		2.91
12/31/2018	10.40	.28	(1.00)	(.72)	(.30)	(.02)	(.32)	9.36	(7.08)	4		.79		2.83
12/31/2017	9.46	.29	.93	1.22	(.28)	—	(.28)	10.40	13.04	1		.79		2.82
12/31/2016	9.40	.27	.11	.38	(.32)	—	(.32)	9.46	4.08	—	[7]	.80		2.82
12/31/2015	9.81	.31	(.43)	(.12)	(.29)	—	(.29)	9.40	(1.23)[10]	—	[7]	.46	[10]	3.12	[10]
Class 4:
12/31/2019	9.35	.27	1.36	1.63	(.27)	—	(.27)	10.71	17.62	454		1.03		2.68
12/31/2018	10.38	.26	(1.00)	(.74)	(.27)	(.02)	(.29)	9.35	(7.25)	352		1.04		2.58
12/31/2017	9.45	.27	.92	1.19	(.26)	—	(.26)	10.38	12.65	338		1.04		2.72
12/31/2016	9.38	.27	.08	.35	(.28)	—	(.28)	9.45	3.78	256		1.04		2.88
12/31/2015	9.80	.25	(.42)	(.17)	(.25)	—	(.25)	9.38	(1.79)	157		1.05		2.55

Asset Allocation Fund

Class 1:
12/31/2019	$21.29	$.51	$3.94	$4.45	$(.50)	$(1.19)	$(1.69)	$24.05	21.54%	$17,730		.29%		2.21%
12/31/2018	23.71	.48	(1.43)	(.95)	(.44)	(1.03)	(1.47)	21.29	(4.35)	14,627		.28		2.04
12/31/2017	21.68	.44	3.06	3.50	(.41)	(1.06)	(1.47)	23.71	16.51	16,556		.29		1.90
12/31/2016	20.62	.42	1.54	1.96	(.39)	(.51)	(.90)	21.68	9.69	13,008		.29		1.97
12/31/2015	22.23	.40	(.02)	.38	(.40)	(1.59)	(1.99)	20.62	1.64	10,913		.29		1.85
Class 1A:
12/31/2019	21.26	.45	3.92	4.37	(.45)	(1.19)	(1.64)	23.99	21.19	11		.54		1.95
12/31/2018	23.69	.42	(1.42)	(1.00)	(.40)	(1.03)	(1.43)	21.26	(4.58)	7		.53		1.82
12/31/2017[3,4]	21.97	.39	2.78	3.17	(.39)	(1.06)	(1.45)	23.69	14.78 [5]	4		.53	[6]	1.69	[6]
Class 2:
12/31/2019	21.08	.45	3.89	4.34	(.44)	(1.19)	(1.63)	23.79	21.23	5,154		.54		1.96
12/31/2018	23.49	.41	(1.41)	(1.00)	(.38)	(1.03)	(1.41)	21.08	(4.60)	4,668		.53		1.78
12/31/2017	21.49	.37	3.04	3.41	(.35)	(1.06)	(1.41)	23.49	16.23	5,480		.54		1.64
12/31/2016	20.45	.36	1.53	1.89	(.34)	(.51)	(.85)	21.49	9.41	5,144		.54		1.72
12/31/2015	22.06	.34	(.01)	.33	(.35)	(1.59)	(1.94)	20.45	1.40	5,008		.54		1.60
Class 3:
12/31/2019	21.32	.47	3.93	4.40	(.45)	(1.19)	(1.64)	24.08	21.30	32		.47		2.02
12/31/2018	23.73	.43	(1.41)	(.98)	(.40)	(1.03)	(1.43)	21.32	(4.49)	29		.46		1.85
12/31/2017	21.70	.39	3.07	3.46	(.37)	(1.06)	(1.43)	23.73	16.29	38		.47		1.72
12/31/2016	20.64	.38	1.54	1.92	(.35)	(.51)	(.86)	21.70	9.49	35		.47		1.79
12/31/2015	22.25	.36	(.02)	.34	(.36)	(1.59)	(1.95)	20.64	1.46	36		.47		1.67
Class 4:
12/31/2019	20.99	.39	3.87	4.26	(.39)	(1.19)	(1.58)	23.67	20.92	4,493		.79		1.71
12/31/2018	23.40	.35	(1.40)	(1.05)	(.33)	(1.03)	(1.36)	20.99	(4.83)	3,594		.78		1.54
12/31/2017	21.43	.32	3.02	3.34	(.31)	(1.06)	(1.37)	23.40	15.91	3,582		.79		1.40
12/31/2016	20.40	.31	1.53	1.84	(.30)	(.51)	(.81)	21.43	9.16	2,861		.79		1.47
12/31/2015	22.11	.30	(.02)	.28	(.40)	(1.59)	(1.99)	20.40	1.14	2,414		.79		1.45

See end of tables for footnotes.

American Funds Insurance Series	197

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

Global Balanced Fund

Class 1:
12/31/2019	$11.67	$.24	$2.17	$2.41	$(.20)	$(.37)	$(.57)	$13.51	20.79%	$134		.72%		1.88%
12/31/2018	12.75	.23	(.96)	(.73)	(.20)	(.15)	(.35)	11.67	(5.81)	110		.72		1.82
12/31/2017	11.08	.21	1.99	2.20	(.15)	(.38)	(.53)	12.75	19.91	93		.72		1.68
12/31/2016	10.74	.19	.32	.51	(.17)	—	(.17)	11.08	4.73	64		.72		1.73
12/31/2015	11.11	.20	(.28)	(.08)	(.14)	(.15)	(.29)	10.74	(.69)	47		.72		1.80
Class 1A:
12/31/2019	11.65	.21	2.17	2.38	(.17)	(.37)	(.54)	13.49	20.54	2		.97		1.63
12/31/2018	12.74	.18	(.94)	(.76)	(.18)	(.15)	(.33)	11.65	(6.03)	2		.98		1.44
12/31/2017[3,4]	11.18	.16	1.92	2.08	(.14)	(.38)	(.52)	12.74	18.71 [5]	—	[7]	.94	[6]	1.27	[6]
Class 2:
12/31/2019	11.65	.21	2.16	2.37	(.17)	(.37)	(.54)	13.48	20.44	207		.97		1.64
12/31/2018	12.72	.20	(.96)	(.76)	(.16)	(.15)	(.31)	11.65	(6.01)	185		.97		1.57
12/31/2017	11.06	.18	1.98	2.16	(.12)	(.38)	(.50)	12.72	19.57	210		.96		1.43
12/31/2016	10.72	.16	.32	.48	(.14)	—	(.14)	11.06	4.48	178		.97		1.48
12/31/2015	11.09	.18	(.28)	(.10)	(.12)	(.15)	(.27)	10.72	(.95)	171		.97		1.60
Class 4:
12/31/2019	11.55	.18	2.14	2.32	(.14)	(.37)	(.51)	13.36	20.21	94		1.22		1.37
12/31/2018	12.63	.17	(.96)	(.79)	(.14)	(.15)	(.29)	11.55	(6.31)	69		1.22		1.34
12/31/2017	11.00	.13	1.99	2.12	(.11)	(.38)	(.49)	12.63	19.38	51		1.22		1.07
12/31/2016	10.69	.12	.33	.45	(.14)	—	(.14)	11.00	4.21	10		1.24		1.12
12/31/2015	11.09	.06	(.17)	(.11)	(.14)	(.15)	(.29)	10.69	(1.00)	1		1.34		.58

Bond Fund

Class 1:
12/31/2019	$10.47	$.30	$.71	$1.01	$(.31)	$—	$(.31)	$11.17	9.70%	$6,481		.39%		2.76%
12/31/2018	10.82	.29	(.35)	(.06)	(.28)	(.01)	(.29)	10.47	(.45)	5,962		.38		2.70
12/31/2017	10.80	.24	.18	.42	(.24)	(.16)	(.40)	10.82	3.88	6,434		.38		2.19
12/31/2016	10.70	.21	.14	.35	(.21)	(.04)	(.25)	10.80	3.27	6,829		.38		1.91
12/31/2015	11.08	.22	(.17)	.05	(.21)	(.22)	(.43)	10.70	.45	5,731		.38		1.95
Class 1A:
12/31/2019	10.45	.27	.71	.98	(.30)	—	(.30)	11.13	9.36	7		.64		2.48
12/31/2018	10.80	.26	(.33)	(.07)	(.27)	(.01)	(.28)	10.45	(.60)	3		.63		2.50
12/31/2017[3,4]	10.82	.22	.15	.37	(.23)	(.16)	(.39)	10.80	3.46 [5]	1		.62	[6]	2.01	[6]
Class 2:
12/31/2019	10.34	.27	.70	.97	(.29)	—	(.29)	11.02	9.36	3,561		.64		2.51
12/31/2018	10.69	.26	(.34)	(.08)	(.26)	(.01)	(.27)	10.34	(.71)	3,524		.63		2.45
12/31/2017	10.67	.21	.18	.39	(.21)	(.16)	(.37)	10.69	3.67	3,966		.63		1.94
12/31/2016	10.58	.18	.13	.31	(.18)	(.04)	(.22)	10.67	2.95	3,959		.63		1.65
12/31/2015	10.95	.18	(.15)	.03	(.18)	(.22)	(.40)	10.58	.28	4,135		.63		1.69
Class 4:
12/31/2019	10.33	.24	.70	.94	(.27)	—	(.27)	11.00	9.08	502		.89		2.25
12/31/2018	10.68	.23	(.33)	(.10)	(.24)	(.01)	(.25)	10.33	(.89)	366		.88		2.22
12/31/2017	10.70	.19	.16	.35	(.21)	(.16)	(.37)	10.68	3.29	297		.88		1.72
12/31/2016	10.61	.15	.15	.30	(.17)	(.04)	(.21)	10.70	2.80	102		.88		1.41
12/31/2015	11.01	.16	(.16)	—	(.18)	(.22)	(.40)	10.61	(.08)	59		.88		1.47

198	American Funds Insurance Series

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

Global Bond Fund

Class 1:
12/31/2019	$11.42	$.31	$.61	$.92	$(.22)	$—	$(.22)	$12.12	8.08%	$1,077		.58%		2.60%
12/31/2018	11.88	.30	(.44)	(.14)	(.28)	(.04)	(.32)	11.42	(1.14)	1,015		.57		2.56
12/31/2017	11.22	.28	.52	.80	(.07)	(.07)	(.14)	11.88	7.11	1,273		.56		2.37
12/31/2016	11.01	.26	.06	.32	(.09)	(.02)	(.11)	11.22	2.92	1,115		.57		2.26
12/31/2015	11.77	.27	(.71)	(.44)	(.01)	(.31)	(.32)	11.01	(3.75)	1,032		.57		2.34
Class 1A:
12/31/2019	11.41	.28	.60	.88	(.19)	—	(.19)	12.10	7.75	1		.83		2.35
12/31/2018	11.87	.27	(.43)	(.16)	(.26)	(.04)	(.30)	11.41	(1.29)	1		.82		2.36
12/31/2017[3,4]	11.22	.26	.52	.78	(.06)	(.07)	(.13)	11.87	7.00 [5]	—	[7]	.72	[6]	2.27	[6]
Class 2:
12/31/2019	11.34	.28	.60	.88	(.19)	—	(.19)	12.03	7.77	1,002		.83		2.35
12/31/2018	11.79	.27	(.43)	(.16)	(.25)	(.04)	(.29)	11.34	(1.33)	1,032		.82		2.32
12/31/2017	11.14	.25	.51	.76	(.04)	(.07)	(.11)	11.79	6.86	1,164		.81		2.12
12/31/2016	10.93	.23	.07	.30	(.07)	(.02)	(.09)	11.14	2.71	1,121		.82		2.01
12/31/2015	11.72	.24	(.71)	(.47)	(.01)	(.31)	(.32)	10.93	(4.07)	1,208		.82		2.09
Class 4:
12/31/2019	11.24	.24	.60	.84	(.16)	—	(.16)	11.92	7.54	49		1.08		2.09
12/31/2018	11.70	.24	(.43)	(.19)	(.23)	(.04)	(.27)	11.24	(1.61)	40		1.07		2.09
12/31/2017	11.08	.22	.51	.73	(.04)	(.07)	(.11)	11.70	6.63	31		1.06		1.89
12/31/2016	10.89	.20	.06	.26	(.05)	(.02)	(.07)	11.08	2.42	12		1.07		1.76
12/31/2015	11.70	.21	(.71)	(.50)	— [8]	(.31)	(.31)	10.89	(4.27)	6		1.07		1.86

High-Income Bond Fund

Class 1:
12/31/2019	$9.34	$.67	$.52	$1.19	$(.66)	$—	$(.66)	$9.87	12.85%	$525		.51%		6.71%
12/31/2018	10.19	.64	(.84)	(.20)	(.65)	—	(.65)	9.34	(2.15)	501		.50		6.32
12/31/2017	10.18	.63	.10	.73	(.72)	—	(.72)	10.19	7.25	632		.49		5.98
12/31/2016	9.19	.61	1.02	1.63	(.64)	—	(.64)	10.18	17.83	949		.49		6.18
12/31/2015	10.54	.64	(1.36)	(.72)	(.63)	—	(.63)	9.19	(6.94)	1,017		.48		6.12
Class 1A:
12/31/2019	9.33	.65	.51	1.16	(.63)	—	(.63)	9.86	12.61	1		.75		6.47
12/31/2018	10.18	.62	(.84)	(.22)	(.63)	—	(.63)	9.33	(2.35)	1		.75		6.11
12/31/2017[3,4]	10.28	.60	.02	.62	(.72)	—	(.72)	10.18	6.02 [5]	—	[7]	.72	[6]	5.74	[6]
Class 2:
12/31/2019	9.19	.64	.50	1.14	(.63)	—	(.63)	9.70	12.55	667		.76		6.45
12/31/2018	10.03	.61	(.83)	(.22)	(.62)	—	(.62)	9.19	(2.34)	661		.75		6.07
12/31/2017	10.04	.59	.10	.69	(.70)	—	(.70)	10.03	6.89	776		.74		5.72
12/31/2016	9.06	.58	1.01	1.59	(.61)	—	(.61)	10.04	17.69	799		.74		5.92
12/31/2015	10.41	.60	(1.35)	(.75)	(.60)	—	(.60)	9.06	(7.30)	765		.73		5.85
Class 3:
12/31/2019	9.38	.66	.52	1.18	(.64)	—	(.64)	9.92	12.70	10		.69		6.52
12/31/2018	10.23	.63	(.85)	(.22)	(.63)	—	(.63)	9.38	(2.33)	10		.68		6.14
12/31/2017	10.22	.61	.10	.71	(.70)	—	(.70)	10.23	7.02	12		.67		5.79
12/31/2016	9.22	.59	1.03	1.62	(.62)	—	(.62)	10.22	17.68	13		.67		5.99
12/31/2015	10.57	.62	(1.37)	(.75)	(.60)	—	(.60)	9.22	(7.13)	12		.66		5.91
Class 4:
12/31/2019	9.96	.67	.54	1.21	(.61)	—	(.61)	10.56	12.27	63		1.01		6.21
12/31/2018	10.82	.63	(.90)	(.27)	(.59)	—	(.59)	9.96	(2.64)	31		1.00		5.83
12/31/2017	10.79	.61	.10	.71	(.68)	—	(.68)	10.82	6.63	34		.99		5.46
12/31/2016	9.73	.60	1.07	1.67	(.61)	—	(.61)	10.79	17.29	21		.99		5.55
12/31/2015	11.05	.62	(1.43)	(.81)	(.51)	—	(.51)	9.73	(7.42)	1		.98		5.51

See end of tables for footnotes.

American Funds Insurance Series	199

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

Mortgage Fund

Class 1:
12/31/2019	$10.30	$.24	$.30		$.54	$(.28)	$—	$(.28)	$10.56	5.30%	$210		.47%		2.26%
12/31/2018	10.47	.20	(.14)		.06	(.23)	—	(.23)	10.30	.58	209		.48		1.97
12/31/2017	10.56	.16	—	[8]	.16	(.18)	(.07)	(.25)	10.47	1.47	265		.47		1.52
12/31/2016	10.61	.15	.11		.26	(.20)	(.11)	(.31)	10.56	2.50	269		.46		1.39
12/31/2015	10.70	.10	.13		.23	(.18)	(.14)	(.32)	10.61	2.09	272		.45		.89
Class 1A:
12/31/2019	10.28	.22	.30		.52	(.25)	—	(.25)	10.55	5.09	1		.71		2.04
12/31/2018	10.46	.18	(.14)		.04	(.22)	—	(.22)	10.28	.36	1		.73		1.77
12/31/2017[3,4]	10.55	.14	—	[8]	.14	(.16)	(.07)	(.23)	10.46	1.31 [5]	—	[7]	.70	[6]	1.38 [6]
Class 2:
12/31/2019	10.28	.21	.31		.52	(.26)	—	(.26)	10.54	5.04	56		.72		2.01
12/31/2018	10.45	.18	(.15)		.03	(.20)	—	(.20)	10.28	.32	57		.73		1.72
12/31/2017	10.54	.14	(.01)		.13	(.15)	(.07)	(.22)	10.45	1.22	63		.72		1.27
12/31/2016	10.59	.12	.12		.24	(.18)	(.11)	(.29)	10.54	2.25	63		.71		1.14
12/31/2015	10.68	.07	.13		.20	(.15)	(.14)	(.29)	10.59	1.86	59		.70		.65
Class 4:
12/31/2019	10.19	.18	.31		.49	(.24)	—	(.24)	10.44	4.80	28		.97		1.71
12/31/2018	10.38	.15	(.15)		— [8]	(.19)	—	(.19)	10.19	.07	24		.98		1.49
12/31/2017	10.48	.11	—	[8]	.11	(.14)	(.07)	(.21)	10.38	.97	12		.97		1.03
12/31/2016	10.52	.09	.12		.21	(.14)	(.11)	(.25)	10.48	2.01	8		.96		.86
12/31/2015	10.65	.04	.14		.18	(.17)	(.14)	(.31)	10.52	1.62	11		.97		.37

Ultra-Short Bond Fund

Class 1:
12/31/2019	$11.31	$.22	$—	[8]	$.22	$(.23)	$—	$(.23)	$11.30	1.92%	$30		.36%		1.92%
12/31/2018	11.29	.18	—	[8]	.18	(.16)	—	(.16)	11.31	1.58	37		.35		1.60
12/31/2017	11.27	.08	(.01)		.07	(.05)	—	(.05)	11.29	.66	37		.35		.68
12/31/2016[11]	11.26	.01	—	[8]	.01	—	—	—	11.27	.09	37		.35		.11
12/31/2015	11.28	(.03)	.01		(.02)	—	—	—	11.26	(.18)	39		.34		(.24)
Class 1A:
12/31/2019	11.31	.22	—	[8]	.22	(.23)	—	(.23)	11.30	1.92 [10]	—	[7]	.37	[10]	1.90 [10]
12/31/2018	11.29	.18	—	[8]	.18	(.16)	—	(.16)	11.31	1.58 [10]	—	[7]	.35	[10]	1.60 [10]
12/31/2017[3,4]	11.27	.08	—	[8]	.08	(.06)	—	(.06)	11.29	.67 [5,10]	—	[7]	.34	[6,10]	.69 [6,10]
Class 2:
12/31/2019	11.03	.18	—	[8]	.18	(.20)	—	(.20)	11.01	1.62	230		.61		1.66
12/31/2018	11.01	.15	—	[8]	.15	(.13)	—	(.13)	11.03	1.36	247		.60		1.34
12/31/2017	10.99	.05	—	[8]	.05	(.03)	—	(.03)	11.01	.46	249		.60		.42
12/31/2016[11]	11.01	(.02)	—	[8]	(.02)	—	—	—	10.99	(.18)	297		.60		(.14)
12/31/2015	11.06	(.05)	—	[8]	(.05)	—	—	—	11.01	(.45)	302		.59		(.49)
Class 3:
12/31/2019	11.14	.20	—	[8]	.20	(.21)	—	(.21)	11.13	1.76	3		.54		1.74
12/31/2018	11.12	.16	(.01)		.15	(.13)	—	(.13)	11.14	1.38	4		.53		1.42
12/31/2017	11.10	.06	—	[8]	.06	(.04)	—	(.04)	11.12	.54	4		.53		.50
12/31/2016[11]	11.11	(.01)	—	[8]	(.01)	—	—	—	11.10	(.09)	4		.53		(.08)
12/31/2015	11.16	(.05)	—	[8]	(.05)	—	—	—	11.11	(.45)	6		.52		(.42)
Class 4:
12/31/2019	11.15	.16	—	[8]	.16	(.18)	—	(.18)	11.13	1.40	22		.86		1.40
12/31/2018	11.13	.12	.01		.13	(.11)	—	(.11)	11.15	1.14	18		.86		1.11
12/31/2017	11.12	.02	—	[8]	.02	(.01)	—	(.01)	11.13	.16	15		.85		.19
12/31/2016[11]	11.17	(.04)	(.01)		(.05)	—	—	—	11.12	(.45)	13		.85		(.40)
12/31/2015	11.25	(.08)	—	[8]	(.08)	—	—	—	11.17	(.71)	16		.85		(.74)

200	American Funds Insurance Series

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return		Net assets, end of period (in millions)		Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

U.S. Government/AAA-Rated Securities Fund

Class 1:
12/31/2019	$11.94	$.25	$.43	$.68	$(.28)	$—	$(.28)	$12.34	5.69%		$1,418		.37%		2.07%
12/31/2018	12.08	.24	(.13)	.11	(.25)	—	(.25)	11.94	.91		1,445		.36		2.02
12/31/2017	12.05	.21	.01	.22	(.19)	—	(.19)	12.08	1.83		1,558		.36		1.68
12/31/2016	12.31	.16	.03	.19	(.20)	(.25)	(.45)	12.05	1.44		1,467		.36		1.31
12/31/2015	12.40	.13	.09	.22	(.21)	(.10)	(.31)	12.31	1.93		1,426		.35		1.02
Class 1A:
12/31/2019	11.93	.22	.43	.65	(.26)	—	(.26)	12.32	5.42		2		.62		1.82
12/31/2018	12.08	.22	(.14)	.08	(.23)	—	(.23)	11.93	.70		1		.61		1.82
12/31/2017[3,4]	12.05	.18	.03	.21	(.18)	—	(.18)	12.08	1.73	[5]	—	[7]	.58	[6]	1.53	[6]
Class 2:
12/31/2019	11.82	.22	.42	.64	(.25)	—	(.25)	12.21	5.31		1,343		.62		1.82
12/31/2018	11.96	.21	(.14)	.07	(.21)	—	(.21)	11.82	.73		1,323		.61		1.77
12/31/2017	11.93	.17	.02	.19	(.16)	—	(.16)	11.96	1.59		1,473		.61		1.43
12/31/2016	12.20	.13	.02	.15	(.17)	(.25)	(.42)	11.93	1.19		1,503		.61		1.05
12/31/2015	12.29	.10	.09	.19	(.18)	(.10)	(.28)	12.20	1.59		1,579		.60		.79
Class 3:
12/31/2019	11.97	.23	.43	.66	(.26)	—	(.26)	12.37	5.49		9		.55		1.88
12/31/2018	12.11	.22	(.14)	.08	(.22)	—	(.22)	11.97	.71		9		.54		1.84
12/31/2017	12.07	.18	.03	.21	(.17)	—	(.17)	12.11	1.72		10		.54		1.50
12/31/2016	12.34	.14	.02	.16	(.18)	(.25)	(.43)	12.07	1.24		11		.54		1.12
12/31/2015	12.43	.11	.09	.20	(.19)	(.10)	(.29)	12.34	1.64		11		.53		.85
Class 4:
12/31/2019	11.84	.19	.42	.61	(.23)	—	(.23)	12.22	5.14		124		.87		1.56
12/31/2018	11.98	.18	(.12)	.06	(.20)	—	(.20)	11.84	.50		91		.86		1.53
12/31/2017	11.96	.14	.01	.15	(.13)	—	(.13)	11.98	1.28		62		.86		1.18
12/31/2016	12.22	.10	.03	.13	(.14)	(.25)	(.39)	11.96	.99		57		.86		.82
12/31/2015	12.34	.07	.08	.15	(.17)	(.10)	(.27)	12.22	1.29		46		.85		.56

See end of tables for footnotes.

American Funds Insurance Series	201

Financial highlights (continued)

		Income from investment operations[1]			Dividends and distributions							Ratio of expenses		Ratio of expenses
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distribu- tions (from capital gains)	Total dividends and distribu- tions	Net asset value, end of period	Total return[12]	Net assets, end of period (in millions)		to average net assets before waivers/ reimburse- ments		to average net assets after waivers/ reimburse- ments[12]		Net effective expense ratio[12,13]		Ratio of net income to average net assets[12]

Managed Risk Growth Fund

Class P1:
12/31/2019	$12.30	$.15	$2.44	$2.59	$(.19)	$(.92)	$(1.11)	$13.78	22.01%	$6		.42%		.37%		.73%		1.19%
12/31/2018	13.22	.11	(.04)	.07	(.10)	(.89)	(.99)	12.30	(.04)[10]	3		.42	[10]	.37	[10]	.71	[10]	.82	[10]
12/31/2017	10.71	.08	2.70	2.78	(.07)	(.20)	(.27)	13.22	26.23 [10]	2		.42	[10]	.36	[10]	.70	[10]	.69	[10]
12/31/2016	11.49	.08	.20	.28	(.05)	(1.01)	(1.06)	10.71	2.89 [10]	1		.50	[10]	.34	[10]	.68	[10]	.79	[10]
12/31/2015	11.37	.09	.03	.12	—	—	—	11.49	1.06 [10]	—	[7]	.53	[10]	.29	[10]	.63	[10]	.80	[10]
Class P2:
12/31/2019	12.21	.09	2.45	2.54	(.12)	(.92)	(1.04)	13.71	21.74	434		.68		.63		.99		.73
12/31/2018	13.14	.06	(.04)	.02	(.06)	(.89)	(.95)	12.21	(.37)	340		.68		.63		.97		.46
12/31/2017	10.64	.04	2.70	2.74	(.04)	(.20)	(.24)	13.14	25.99	286		.69		.63		.97		.34
12/31/2016	11.43	.05	.19	.24	(.02)	(1.01)	(1.03)	10.64	2.52	200		.79		.63		.97		.43
12/31/2015	11.35	.04	.04	.08	—	—	—	11.43	.71	146		.89		.66		1.00		.31

Managed Risk International Fund

Class P1:
12/31/2019	$9.82	$.17	$1.54	$1.71	$(.20)	$(.32)	$(.52)	$11.01	17.91%[10]	$1		.41%[10]		.33%[10]		.84%[10]		1.64%[10]
12/31/2018	11.25	.32	(1.44)	(1.12)	(.26)	(.05)	(.31)	9.82	(10.11)[10]	—	[7]	.33	[10]	.28	[10]	.77	[10]	3.02	[10]
12/31/2017	8.89	.11	2.47	2.58	(.10)	(.12)	(.22)	11.25	29.28 [10]	—	[7]	.28	[10]	.20	[10]	.69	[10]	1.13	[10]
12/31/2016	9.48	.10	(.35)	(.25)	(.12)	(.22)	(.34)	8.89	(2.59)[10]	—	[7]	.39	[10]	.23	[10]	.74	[10]	1.15	[10]
12/31/2015	10.10	.18	(.80)	(.62)	— [8]	—	— [8]	9.48	(6.12)[10]	—	[7]	.45	[10]	.21	[10]	.72	[10]	1.75	[10]
Class P2:
12/31/2019	9.76	.13	1.55	1.68	(.20)	(.32)	(.52)	10.92	17.64	165		.71		.63		1.14		1.21
12/31/2018	11.15	.16	(1.32)	(1.16)	(.18)	(.05)	(.23)	9.76	(10.50)	151		.69		.64		1.13		1.49
12/31/2017	8.83	.11	2.41	2.52	(.08)	(.12)	(.20)	11.15	28.69	148		.71		.63		1.12		1.03
12/31/2016	9.43	.09	(.38)	(.29)	(.09)	(.22)	(.31)	8.83	(3.05)	97		.79		.63		1.14		.97
12/31/2015	10.09	.13	(.79)	(.66)	— [8]	—	— [8]	9.43	(6.52)	83		.90		.66		1.17		1.30

Managed Risk Blue Chip Income and Growth Fund

Class P1:
12/31/2019	$11.28	$.25	$1.28	$1.53	$(.20)	$(.60)	$(.80)	$12.01	14.14%[10]	$1		.38%[10]		.33%[10]		.74%[10]		2.14%[10]
12/31/2018	13.04	.40	(1.27)	(.87)	(.45)	(.44)	(.89)	11.28	(6.99)[10]	—	[7]	.33	[10]	.28	[10]	.67	[10]	3.21	[10]
12/31/2017	11.67	.19	1.59	1.78	(.22)	(.19)	(.41)	13.04	15.48 [10]	—	[7]	.30	[10]	.25	[10]	.64	[10]	1.59	[10]
12/31/2016	10.80	.20	1.25	1.45	(.21)	(.37)	(.58)	11.67	13.77 [10]	—	[7]	.43	[10]	.27	[10]	.67	[10]	1.83	[10]
12/31/2015	11.70	.19	(1.02)	(.83)	(.07)	—	(.07)	10.80	(7.07)[10]	—	[7]	.50	[10]	.27	[10]	.66	[10]	1.64	[10]
Class P2:
12/31/2019	11.21	.18	1.31	1.49	(.19)	(.60)	(.79)	11.91	13.88	365		.68		.63		1.04		1.62
12/31/2018	12.96	.19	(1.10)	(.91)	(.40)	(.44)	(.84)	11.21	(7.38)	336		.68		.63		1.02		1.49
12/31/2017	11.61	.17	1.55	1.72	(.18)	(.19)	(.37)	12.96	15.03	367		.68		.63		1.02		1.43
12/31/2016	10.76	.23	1.18	1.41	(.19)	(.37)	(.56)	11.61	13.39	291		.79		.63		1.03		2.04
12/31/2015	11.67	.18	(1.05)	(.87)	(.04)	—	(.04)	10.76	(7.43)	137		.89		.66		1.05		1.57

Managed Risk Growth-Income Fund

Class P1:
12/31/2019	$11.73	$.22	$2.01	$2.23	$(.10)	$(.10)	$(.20)	$13.76	19.14%	$1,987		.42%		.37%		.67%		1.71%
12/31/2018	12.66	(.02)	(.15)	(.17)	(.19)	(.57)	(.76)	11.73	(1.66)	1,662		.40		.35		.64		(.20)
12/31/2017	11.07	.19	2.03	2.22	(.13)	(.50)	(.63)	12.66	20.64 [10]	2		.44	[10]	.37	[10]	.66	[10]	1.61	[10]
12/31/2016	11.25	.16	.52	.68	(.16)	(.70)	(.86)	11.07	6.49 [10]	1		.52	[10]	.36	[10]	.64	[10]	1.46	[10]
12/31/2015	11.67	.25	(.63)	(.38)	(.04)	—	(.04)	11.25	(3.27)[10]	1		.56	[10]	.31	[10]	.59	[10]	2.17	[10]
Class P2:
12/31/2019	11.67	.19	2.00	2.19	(.07)	(.10)	(.17)	13.69	18.84	283		.67		.62		.92		1.47
12/31/2018	12.58	.16	(.36)	(.20)	(.14)	(.57)	(.71)	11.67	(1.97)	230		.69		.64		.93		1.25
12/31/2017	11.02	.13	2.05	2.18	(.12)	(.50)	(.62)	12.58	20.40	206		.70		.63		.92		1.08
12/31/2016	11.22	.12	.52	.64	(.14)	(.70)	(.84)	11.02	6.08	160		.79		.63		.91		1.13
12/31/2015	11.65	.12	(.54)	(.42)	(.01)	—	(.01)	11.22	(3.64)	122		.89		.66		.94		1.04

202	American Funds Insurance Series

		Income from investment operations[1]			Dividends and distributions						Ratio of expenses	Ratio of expenses
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distribu- tions (from capital gains)	Total dividends and distribu- tions	Net asset value, end of period	Total return[12]	Net assets, end of period (in millions)	to average net assets before waivers/ reimburse- ments	to average net assets after waivers/ reimburse- ments[12]	Net effective expense ratio[12,13]	Ratio of net income to average net assets[12]

Managed Risk Asset Allocation Fund

Class P1:
12/31/2019	$12.23	$.26	$1.92	$2.18	$(.03)	$(.57)	$(.60)	$13.81	18.25%	$2	.41%	.36%	.65%	2.01%
12/31/2018	13.59	.22	(.80)	(.58)	(.25)	(.53)	(.78)	12.23	(4.63)	2	.37	.32	.59	1.67
12/31/2017	12.02	.19	1.60	1.79	(.10)	(.12)	(.22)	13.59	15.06	1,656	.43	.38	.66	1.45
12/31/2016	11.72	.19	.67	.86	(.19)	(.37)	(.56)	12.02	7.57	1,217	.43	.38	.66	1.65
12/31/2015	12.29	.25	(.34)	(.09)	(.22)	(.26)	(.48)	11.72	(.83)	712	.54	.40	.68	2.06
Class P2:
12/31/2019	12.22	.19	1.93	2.12	(.31)	(.57)	(.88)	13.46	17.98	2,830	.66	.61	.90	1.51
12/31/2018	13.55	.17	(.79)	(.62)	(.18)	(.53)	(.71)	12.22	(4.89)	2,541	.62	.57	.84	1.27
12/31/2017	12.01	.15	1.61	1.76	(.10)	(.12)	(.22)	13.55	14.80	2,798	.68	.63	.91	1.13
12/31/2016	11.71	.14	.69	.83	(.16)	(.37)	(.53)	12.01	7.27	2,342	.68	.63	.91	1.20
12/31/2015	12.27	.14	(.26)	(.12)	(.18)	(.26)	(.44)	11.71	(1.07)	1,953	.79	.66	.94	1.16

See end of tables for footnotes.

American Funds Insurance Series	203

Portfolio turnover rate for all share classes	Period ended December 31,
excluding mortgage dollar roll transactions[14,15]	2019	2018	2017	2016	2015
Capital Income Builder	44%	42%	59%	41%	38%
Asset Allocation Fund	47	34	39	43	28
Global Balanced Fund	60	30	28	43	36
Bond Fund	146	98	153	108	141
Global Bond Fund	110	78	74	70	88
Mortgage Fund	84	60	98	113	138
U.S. Government/AAA-Rated Securities Fund	103	76	120	273	352

Portfolio turnover rate for all share classes	Period ended December 31,
including mortgage dollar roll[14,15]	2019	2018	2017	2016	2015
Global Growth Fund	14%	25%	31%	27%	29%
Global Small Capitalization Fund	50	43	33	40	36
Growth Fund	21	35	24	26	20
International Fund	32	29	29	31	37
New World Fund	38	58	56	32	39
Blue Chip Income and Growth Fund	37	49	34	30	26
Global Growth and Income Fund	29	49	41	57	37
Growth-Income Fund	27	39	27	27	25
International Growth and Income Fund	28	38	51	32	35
Capital Income Builder Fund	72	98	88	53	128
Asset Allocation Fund	79	86	85	83	76
Global Balanced Fund	74	51	41	65	76
Bond Fund	373	514	502	375	434
Global Bond Fund	159	125	105	154	159
High-Income Bond Fund	58	67	78	89	66
Mortgage Fund	350	811	680	713	1103
U.S. Government/AAA-Rated Securities Fund	277	446	551	539	901
Ultra-Short Bond Fund	— [16]	— [16]	— [16]	— [11,16]	N/A
Managed Risk Growth Fund	10	7	25	15	16
Managed Risk International Fund	8	8	25	26	15
Managed Risk Blue Chip Income and Growth Fund	13	11	32	9	20
Managed Risk Growth-Income Fund	6	14	26	14	11
Managed Risk Asset Allocation Fund	8	12	1	3	3

[1]	Based on average shares outstanding.
[2]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds, if applicable.
[3]	Based on operations for a period that is less than a full year.
[4]	Class 1A shares began investment operations on January 6, 2017.
[5]	Not annualized.
[6]	Annualized.
[7]	Amount less than $1 million.
[8]	Amount less than $.01.
[9]	Amount less than .01%.
[10]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Certain fees (including, where applicable, fees for distribution services) are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[11]	On May 1, 2016, the fund converted from a cash fund to an ultra-short-term bond fund and changed its name from Cash Management Fund to Ultra-Short Bond Fund.
[12]	This column reflects the impact of certain waivers/reimbursements by CRMC. CRMC waived a portion of investment advisory services and reimbursed a portion of miscellaneous fees and expenses for the managed risk funds.
[13]	This column reflects the net effective expense ratios for each fund and class, which are unaudited. These ratios include each class’s expense ratio combined with the weighted average net expense ratio of the underlying funds for the periods presented. See expense example for further information regarding fees and expenses.
[14]	Refer to Note 5 for further information on mortgage dollar rolls.
[15]	Rates do not include the fund’s portfolio activity with respect to any Central Funds, if applicable.
[16]	Amount is either less than 1% or there is no turnover.

See notes to financial statements.

204	American Funds Insurance Series

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Funds Insurance Series and Shareholders of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund®, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder®, Asset Allocation Fund, Global Balanced Fund, Bond Fund, Global Bond Fund, High-Income Bond Fund, Mortgage Fund, Ultra-Short Bond Fund, U.S. Government/AAA-Rated Securities Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including summary investment portfolios of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund®, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder®, Asset Allocation Fund, Global Balanced Fund, Bond Fund, Global Bond Fund, High-Income Bond Fund, Mortgage Fund and U.S. Government/AAA-Rated Securities Fund and investment portfolios of Ultra-Short Bond Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund, (twenty-three of the funds constituting American Funds Insurance Series, hereafter collectively referred to as the “Funds”) as of December 31, 2019, the related statements of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodians, transfer agent and brokers; when replies were not received from the transfer agent and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Los Angeles, California

February 11, 2020

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

American Funds Insurance Series	205

Expense example	unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2019, through December 31, 2019).

Actual expenses:

The first line of each share class in the tables on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the tables on the following pages are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

206	American Funds Insurance Series

	Beginning account value 7/1/2019	Ending account value 12/31/2019	Expenses paid during period[1]	Annualized expense ratio
Global Growth Fund
Class 1 – actual return	$1,000.00	$1,116.96	$3.04	.57%
Class 1 – assumed 5% return	1,000.00	1,022.33	2.91	.57
Class 1A – actual return	1,000.00	1,115.38	4.37	.82
Class 1A – assumed 5% return	1,000.00	1,021.07	4.18	.82
Class 2 – actual return	1,000.00	1,115.67	4.37	.82
Class 2 – assumed 5% return	1,000.00	1,021.07	4.18	.82
Class 4 – actual return	1,000.00	1,113.99	5.70	1.07
Class 4 – assumed 5% return	1,000.00	1,019.81	5.45	1.07
Global Small Capitalization Fund
Class 1 – actual return	$1,000.00	$1,095.88	$4.01	.76%
Class 1 – assumed 5% return	1,000.00	1,021.37	3.87	.76
Class 1A – actual return	1,000.00	1,094.41	5.28	1.00
Class 1A – assumed 5% return	1,000.00	1,020.16	5.09	1.00
Class 2 – actual return	1,000.00	1,094.51	5.33	1.01
Class 2 – assumed 5% return	1,000.00	1,020.11	5.14	1.01
Class 4 – actual return	1,000.00	1,093.20	6.65	1.26
Class 4 – assumed 5% return	1,000.00	1,018.85	6.41	1.26
Growth Fund
Class 1 – actual return	$1,000.00	$1,122.54	$1.93	.36%
Class 1 – assumed 5% return	1,000.00	1,023.39	1.84	.36
Class 1A – actual return	1,000.00	1,121.15	3.26	.61
Class 1A – assumed 5% return	1,000.00	1,022.13	3.11	.61
Class 2 – actual return	1,000.00	1,121.13	3.26	.61
Class 2 – assumed 5% return	1,000.00	1,022.13	3.11	.61
Class 3 – actual return	1,000.00	1,121.54	2.89	.54
Class 3 – assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 4 – actual return	1,000.00	1,119.60	4.59	.86
Class 4 – assumed 5% return	1,000.00	1,020.87	4.38	.86
International Fund
Class 1 – actual return	$1,000.00	$1,071.97	$2.87	.55%
Class 1 – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 1A – actual return	1,000.00	1,070.89	4.18	.80
Class 1A – assumed 5% return	1,000.00	1,021.17	4.08	.80
Class 2 – actual return	1,000.00	1,070.65	4.18	.80
Class 2 – assumed 5% return	1,000.00	1,021.17	4.08	.80
Class 3 – actual return	1,000.00	1,071.19	3.81	.73
Class 3 – assumed 5% return	1,000.00	1,021.53	3.72	.73
Class 4 – actual return	1,000.00	1,069.66	5.48	1.05
Class 4 – assumed 5% return	1,000.00	1,019.91	5.35	1.05
New World Fund
Class 1 – actual return	$1,000.00	$1,085.93	$4.05	.77%
Class 1 – assumed 5% return	1,000.00	1,021.32	3.92	.77
Class 1A – actual return	1,000.00	1,084.04	5.36	1.02
Class 1A – assumed 5% return	1,000.00	1,020.06	5.19	1.02
Class 2 – actual return	1,000.00	1,084.63	5.36	1.02
Class 2 – assumed 5% return	1,000.00	1,020.06	5.19	1.02
Class 4 – actual return	1,000.00	1,082.83	6.67	1.27
Class 4 – assumed 5% return	1,000.00	1,018.80	6.46	1.27

See end of tables for footnotes.

American Funds Insurance Series	207

	Beginning account value 7/1/2019	Ending account value 12/31/2019	Expenses paid during period[1]	Annualized expense ratio
Blue Chip Income and Growth Fund
Class 1 – actual return	$1,000.00	$1,094.67	$2.27	.43%
Class 1 – assumed 5% return	1,000.00	1,023.04	2.19	.43
Class 1A – actual return	1,000.00	1,094.36	3.59	.68
Class 1A – assumed 5% return	1,000.00	1,021.78	3.47	.68
Class 2 – actual return	1,000.00	1,094.61	3.59	.68
Class 2 – assumed 5% return	1,000.00	1,021.78	3.47	.68
Class 4 – actual return	1,000.00	1,092.10	4.90	.93
Class 4 – assumed 5% return	1,000.00	1,020.52	4.74	.93
Global Growth and Income Fund
Class 1 – actual return	$1,000.00	$1,099.74	$3.49	.66%
Class 1 – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 1A – actual return	1,000.00	1,098.34	4.81	.91
Class 1A – assumed 5% return	1,000.00	1,020.62	4.63	.91
Class 2 – actual return	1,000.00	1,098.41	4.81	.91
Class 2 – assumed 5% return	1,000.00	1,020.62	4.63	.91
Class 4 – actual return	1,000.00	1,096.37	6.13	1.16
Class 4 – assumed 5% return	1,000.00	1,019.36	5.90	1.16
Growth-Income Fund
Class 1 – actual return	$1,000.00	$1,088.69	$1.53	.29%
Class 1 – assumed 5% return	1,000.00	1,023.74	1.48	.29
Class 1A – actual return	1,000.00	1,087.42	2.84	.54
Class 1A – assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 2 – actual return	1,000.00	1,087.19	2.84	.54
Class 2 – assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 3 – actual return	1,000.00	1,087.79	2.47	.47
Class 3 – assumed 5% return	1,000.00	1,022.84	2.40	.47
Class 4 – actual return	1,000.00	1,085.97	4.15	.79
Class 4 – assumed 5% return	1,000.00	1,021.22	4.02	.79
International Growth and Income Fund
Class 1 – actual return	$1,000.00	$1,071.75	$3.50	.67%
Class 1 – assumed 5% return	1,000.00	1,021.83	3.41	.67
Class 1A – actual return	1,000.00	1,069.92	4.80	.92
Class 1A – assumed 5% return	1,000.00	1,020.57	4.69	.92
Class 2 – actual return	1,000.00	1,069.79	4.80	.92
Class 2 – assumed 5% return	1,000.00	1,020.57	4.69	.92
Class 4 – actual return	1,000.00	1,068.59	6.10	1.17
Class 4 – assumed 5% return	1,000.00	1,019.31	5.96	1.17
Capital Income Builder
Class 1 – actual return	$1,000.00	$1,073.57	$2.82	.54%
Class 1 – assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 1A – actual return	1,000.00	1,072.29	4.13	.79
Class 1A – assumed 5% return	1,000.00	1,021.22	4.02	.79
Class 2 – actual return	1,000.00	1,071.26	4.12	.79
Class 2 – assumed 5% return	1,000.00	1,021.22	4.02	.79
Class 4 – actual return	1,000.00	1,071.03	5.43	1.04
Class 4 – assumed 5% return	1,000.00	1,019.96	5.30	1.04

208	American Funds Insurance Series

	Beginning account value 7/1/2019	Ending account value 12/31/2019	Expenses paid during period[1]	Annualized expense ratio
Asset Allocation Fund
Class 1 – actual return	$1,000.00	$1,084.13	$1.58	.30%
Class 1 – assumed 5% return	1,000.00	1,023.69	1.53	.30
Class 1A – actual return	1,000.00	1,082.52	2.89	.55
Class 1A – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 2 – actual return	1,000.00	1,082.42	2.89	.55
Class 2 – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 3 – actual return	1,000.00	1,082.90	2.52	.48
Class 3 – assumed 5% return	1,000.00	1,022.79	2.45	.48
Class 4 – actual return	1,000.00	1,080.99	4.20	.80
Class 4 – assumed 5% return	1,000.00	1,021.17	4.08	.80
Global Balanced Fund
Class 1 – actual return	$1,000.00	$1,068.79	$3.86	.74%
Class 1 – assumed 5% return	1,000.00	1,021.48	3.77	.74
Class 1A – actual return	1,000.00	1,067.15	5.11	.98
Class 1A – assumed 5% return	1,000.00	1,020.27	4.99	.98
Class 2 – actual return	1,000.00	1,067.14	5.16	.99
Class 2 – assumed 5% return	1,000.00	1,020.21	5.04	.99
Class 4 – actual return	1,000.00	1,065.63	6.46	1.24
Class 4 – assumed 5% return	1,000.00	1,018.95	6.31	1.24
Bond Fund
Class 1 – actual return	$1,000.00	$1,027.08	$2.04	.40%
Class 1 – assumed 5% return	1,000.00	1,023.19	2.04	.40
Class 1A – actual return	1,000.00	1,025.83	3.32	.65
Class 1A – assumed 5% return	1,000.00	1,021.93	3.31	.65
Class 2 – actual return	1,000.00	1,025.29	3.32	.65
Class 2 – assumed 5% return	1,000.00	1,021.93	3.31	.65
Class 4 – actual return	1,000.00	1,023.86	4.59	.90
Class 4 – assumed 5% return	1,000.00	1,020.67	4.58	.90
Global Bond Fund
Class 1 – actual return	$1,000.00	$1,013.93	$2.99	.59%
Class 1 – assumed 5% return	1,000.00	1,022.23	3.01	.59
Class 1A – actual return	1,000.00	1,012.09	4.26	.84
Class 1A – assumed 5% return	1,000.00	1,020.97	4.28	.84
Class 2 – actual return	1,000.00	1,012.71	4.26	.84
Class 2 – assumed 5% return	1,000.00	1,020.97	4.28	.84
Class 4 – actual return	1,000.00	1,011.15	5.53	1.09
Class 4 – assumed 5% return	1,000.00	1,019.71	5.55	1.09
High-Income Bond Fund
Class 1 – actual return	$1,000.00	$1,027.67	$2.66	.52%
Class 1 – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 1A – actual return	1,000.00	1,026.78	3.93	.77
Class 1A – assumed 5% return	1,000.00	1,021.32	3.92	.77
Class 2 – actual return	1,000.00	1,025.96	3.93	.77
Class 2 – assumed 5% return	1,000.00	1,021.32	3.92	.77
Class 3 – actual return	1,000.00	1,027.04	3.58	.70
Class 3 – assumed 5% return	1,000.00	1,021.68	3.57	.70
Class 4 – actual return	1,000.00	1,024.88	5.21	1.02
Class 4 – assumed 5% return	1,000.00	1,020.06	5.19	1.02

See end of tables for footnotes.

American Funds Insurance Series	209

	Beginning account value 7/1/2019	Ending account value 12/31/2019	Expenses paid during period[1]	Annualized expense ratio
Mortgage Fund
Class 1 – actual return	$1,000.00	$1,010.94	$2.48	.49%
Class 1 – assumed 5% return	1,000.00	1,022.74	2.50	.49
Class 1A – actual return	1,000.00	1,010.25	3.75	.74
Class 1A – assumed 5% return	1,000.00	1,021.48	3.77	.74
Class 2 – actual return	1,000.00	1,009.74	3.75	.74
Class 2 – assumed 5% return	1,000.00	1,021.48	3.77	.74
Class 4 – actual return	1,000.00	1,008.46	5.01	.99
Class 4 – assumed 5% return	1,000.00	1,020.21	5.04	.99
Ultra-Short Bond Fund
Class 1 – actual return	$1,000.00	$1,008.13	$1.92	.38%
Class 1 – assumed 5% return	1,000.00	1,023.29	1.94	.38
Class 1A – actual return	1,000.00	1,008.13	2.08	.41
Class 1A – assumed 5% return	1,000.00	1,023.14	2.09	.41
Class 2 – actual return	1,000.00	1,007.15	3.19	.63
Class 2 – assumed 5% return	1,000.00	1,022.03	3.21	.63
Class 3 – actual return	1,000.00	1,007.58	2.88	.57
Class 3 – assumed 5% return	1,000.00	1,022.33	2.91	.57
Class 4 – actual return	1,000.00	1,006.17	4.45	.88
Class 4 – assumed 5% return	1,000.00	1,020.77	4.48	.88
U.S. Government/AAA-Rated Securities Fund
Class 1 – actual return	$1,000.00	$1,009.49	$1.92	.38%
Class 1 – assumed 5% return	1,000.00	1,023.29	1.94	.38
Class 1A – actual return	1,000.00	1,008.69	3.19	.63
Class 1A – assumed 5% return	1,000.00	1,022.03	3.21	.63
Class 2 – actual return	1,000.00	1,008.33	3.19	.63
Class 2 – assumed 5% return	1,000.00	1,022.03	3.21	.63
Class 3 – actual return	1,000.00	1,008.76	2.84	.56
Class 3 – assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 4 – actual return	1,000.00	1,007.70	4.45	.88
Class 4 – assumed 5% return	1,000.00	1,020.77	4.48	.88

210	American Funds Insurance Series

	Beginning account value 7/1/2019	Ending account value 12/31/2019	Expenses paid during period[1,2]	Annualized expense ratio[2]	Effective expenses paid during period[3]	Effective annualized expense ratio[4]
Managed Risk Growth Fund
Class P1 – actual return	$1,000.00	$1,093.69	$2.01	.38%	$3.85	.73%
Class P1 – assumed 5% return	1,000.00	1,023.29	1.94	.38	3.72	.73
Class P2 – actual return	1,000.00	1,092.56	3.32	.63	5.22	.99
Class P2 – assumed 5% return	1,000.00	1,022.03	3.21	.63	5.04	.99
Managed Risk International Fund
Class P1 – actual return	$1,000.00	$1,059.67	$1.71	.33%	$4.36	.84%
Class P1 – assumed 5% return	1,000.00	1,023.54	1.68	.33	4.28	.84
Class P2 – actual return	1,000.00	1,058.14	3.32	.64	5.91	1.14
Class P2 – assumed 5% return	1,000.00	1,021.98	3.26	.64	5.80	1.14
Managed Risk Blue Chip Income and Growth Fund
Class P1 – actual return	$1,000.00	$1,070.42	$1.77	.34%	$3.86	.74%
Class P1 – assumed 5% return	1,000.00	1,023.49	1.73	.34	3.77	.74
Class P2 – actual return	1,000.00	1,069.12	3.34	.64	5.42	1.04
Class P2 – assumed 5% return	1,000.00	1,021.98	3.26	.64	5.30	1.04
Managed Risk Growth-Income Fund
Class P1 – actual return	$1,000.00	$1,069.78	$1.88	.36%	$3.50	.67%
Class P1 – assumed 5% return	1,000.00	1,023.39	1.84	.36	3.41	.67
Class P2 – actual return	1,000.00	1,068.16	3.18	.61	4.80	.92
Class P2 – assumed 5% return	1,000.00	1,022.13	3.11	.61	4.69	.92
Managed Risk Asset Allocation Fund
Class P1 – actual return	$1,000.00	$1,077.11	$1.88	.36%	$3.40	.65%
Class P1 – assumed 5% return	1,000.00	1,023.39	1.84	.36	3.31	.65
Class P2 – actual return	1,000.00	1,075.10	3.19	.61	4.71	.90
Class P2 – assumed 5% return	1,000.00	1,022.13	3.11	.61	4.58	.90

[1]	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
[2]	The “expenses paid during period” and “annualized expense ratio” do not include the expenses of the underlying funds in which each fund invests.
[3]	The “effective expenses paid during period” are equal to the “effective annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the period).
[4]	The “effective annualized expense ratio” reflects the net annualized expense ratio of the class plus the class’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests.

American Funds Insurance Series	211

Liquidity Risk Management Program

The series has adopted a liquidity risk management program (the “program”). The series’ board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages each fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of each fund’s investments, limiting the amount of each fund’s illiquid investments, and utilizing various risk management tools and facilities available to each fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of each fund’s investments is supported by one or more third-party liquidity assessment vendors.

The series’ board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period December 1, 2018, through September 30, 2019. No significant liquidity events impacting any of the funds were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing each fund’s liquidity risk.

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American Funds Insurance Series	221

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the series[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2009	Chairman of the Board and CEO, Oakwood Advisors (private investment and consulting); former CEO and President, Richard Nixon Foundation	89	General Finance Corporation
James G. Ellis, 1947	2010	Professor of Marketing and former Dean, Marshall School of Business, University of Southern California	99	Mercury General Corporation
Nariman Farvardin, 1956	2018	President, Stevens Institute of Technology	86	None
Mary Davis Holt, 1950	2015–2016; 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	86	None
R. Clark Hooper, 1946	2010	Private investor	89	None
Merit E. Janow, 1958	2007	Dean and Professor, Columbia University, School of International and Public Affairs	88	Mastercard Incorporated; Trimble Inc.
Margaret Spellings, 1957 Chairman of the Board (Independent and Non-Executive)	2010	CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Foundation	90	None
Alexandra Trower, 1964	2018	Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	85	None

Interested trustees4,5

Name, year of birth and position with series	Year first elected a trustee or officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Donald D. O’Neal, 1960 Co-President	1998	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company;[6] Director, Capital Research and Management Company	35	None
Michael C. Gitlin, 1970	2019	Vice Chairman and Director, Capital Research and Management Company; Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;[6] served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	85	None

The series statement of additional information includes further details about the series trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

222	American Funds Insurance Series

Other officers5

Name, year of birth and position with series	Year first elected an officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series
Alan N. Berro, 1960 Co-President	1998	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company;[6] Director, The Capital Group Companies, Inc.[6]
Maria Manotok, 1974 Executive Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Senior Vice President, Senior Counsel and Director, Capital International, Inc.;[6] Director, Capital Group Investment Management Limited[6]
John H. Smet, 1956 Senior Vice President	1994	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Martin Jacobs, 1962 Vice President	2016	Partner — Capital Research Global Investors, Capital Research and Management Company
Carl M. Kawaja, 1964 Vice President	2008	Partner — Capital World Investors, Capital Research and Management Company; Chairman and Director, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company;[6] Director, The Capital Group Companies, Inc.[6]
Sung Lee, 1966 Vice President	2008	Partner — Capital Research Global Investors, Capital International, Inc.[6]
Keiko McKibben, 1969 Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Renaud H. Samyn, 1974 Vice President	2010	Partner — Capital Research Global Investors, Capital International, Inc.[6]
Dylan Yolles, 1969 Vice President	2012	Partner — Capital International Investors, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2003	Vice President — Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer	2008	Vice President — Investment Operations, Capital Research and Management Company
Susan K. Countess, 1966 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the series within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the series serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the series investment adviser, Capital Research and Management Company, or affiliated entities (including the series principal underwriter).
[5]	All of the trustees and/or officers listed, with the exception of Martin Jacobs, Keiko McKibben and Renaud H. Samyn, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

American Funds Insurance Series	223

Office of the series
333 South Hope Street
Los Angeles, CA 90071-1406

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Investment subadviser
Milliman Financial Risk Management LLC
(Managed Risk Funds only)
71 South Wacker Drive, 31st Floor
Chicago, IL 60606

Custodians of assets
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Bank of New York Mellon
(Managed Risk Funds only)
One Wall Street
New York, NY 10286

Counsel
Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Independent registered public accounting firm
PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

224	American Funds Insurance Series

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectuses and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the Capital Group website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the Capital Group website.

Complete December 31, 2019, portfolios of American Funds Insurance Series’ investments are available free of charge by calling AFS or visiting the SEC website (where they are part of Form N-CSR).

American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of American Funds Insurance Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectuses or summary prospectuses for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after March 31, 2020, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Fund attribution data was produced using FactSet, a third-party software system, based on daily portfolios. Securities in their initial period of acquisition may not be included in this analysis. The analysis includes equity investments only and excludes forward contracts and fixed income investments, if applicable. It does not account for buy-and-sell transactions that might have occurred intraday. As a result, average portfolio weight percentages are approximate, and the actual average portfolio weight percentages might be higher or lower. Data elements, such as pricing, income, market cap, etc., were provided by FactSet. The indexes provided for attribution are based on FactSet’s methodology. The indexes are broad-based market benchmarks and may not be used by Capital Group® as the sole comparative index for the funds. Capital Group believes the software and information from FactSet to be reliable. However, Capital Group cannot be responsible for inaccuracies, incomplete information or updating of information by FactSet.

Futures may not provide an effective hedge of the underlying securities because changes in the prices of futures may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the fund from market declines and will limit the fund’s participation in market gains. The use of the managed risk strategy could cause the fund’s return to lag that of the underlying fund in certain market conditions.

Bloomberg® is a trademark and service mark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approve or endorse this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith. This report, and any product, index or fund referred to herein, is not sponsored, endorsed or promoted in any way by J.P. Morgan or any of its affiliates who provide no warranties whatsoever, express or implied, and shall have no liability to any prospective investor in connection with this report. J.P. Morgan disclaimer: http://www.jpmorgan.com/pages/jpmorgan/ib/girg. MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products. The S&P 500 is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2019 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. American Funds Insurance Series portfolio managers average 28 years of investment experience, including 23 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds Insurance Series superior outcomes
American Funds Insurance Series equity funds have beaten their comparable Lipper indexes in 90% of 10-year periods and 100% of 20-year periods.[2] Our fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] We strive to keep management fees competitive. Over the past 20 years, most funds’ fees have been below industry averages.[4]

[1]	Portfolio manager experience as of the American Funds Insurance Series prospectus dated May 1, 2020.
[2]	Based on Class 1 share results for rolling periods through December 31, 2019. Periods covered are the shorter of the fund’s lifetime or since the inception date of the comparable Lipper index or average. The comparable Lipper indexes are: Global Funds Index (Global Growth Fund, Global Growth and Income Fund), Growth Funds Index (Growth Fund), International Funds Index (International Fund), Emerging Markets Funds Index (New World Fund), Growth & Income Funds Index (Blue Chip Income and Growth Fund, Growth-Income Fund) and Balanced Funds Index (Asset Allocation Fund). The Lipper Global Small-/Mid-Cap Funds Average was used for Global Small Capitalization Fund. Lipper source: Refinitiv Lipper. There have been periods when the fund has lagged the index.
[3]	Based on Class 1 share results as of December 31, 2019. Four of our five fixed income funds showed a three-year correlation below 0.1. Standard & Poor’s 500 Composite Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	Based on management fees for the 20-year period ended December 31, 2019, versus comparable Lipper categories, excluding funds of funds.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

Item 2. Code of Ethics.

As of December 31, 2019, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2019, there were no reportable amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Susan B. Sweeney and Nabil N. El-Hage, both members of the Audit Committee, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Ms. Sweeney and Mr. El-Hage are both “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

References below to Deloitte & Touche LLP include its affiliates where applicable.

(a)

AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for the fiscal years ended 2019 and 2018 were $859,881 and $418,018, respectively.

(b)

AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2019 and 2018. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2019 and 2018.

(c)

TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for the fiscal years ended 2019 and 2018 were $137,186 and $145,008, respectively. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2019 and 2018.

(d)

ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2019 and 2018. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2019 and 2018.

(e)

(1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during the fiscal years ended 2019 and 2018 were pre-approved by the committee.

(2) Not applicable.

(f)	Not applicable.
(g)

The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, for the fiscal years ended 2019 and 2018 were $1,559,071 and $3,060,707, respectively.

(h)

The audit committee considers whether the provision of non-audit services by Deloitte & Touche LLP to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP’s independence.

*	Refers to fees that were required to be approved by the audit committee for services that relate directly to the operations and financial reporting of the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to this filing.

Item 13. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(a)(4) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MML Series Investment Fund

By (Signature and Title)	/s/ Eric Wietsma
Eric Wietsma, President and Principal Executive Officer

Date	2/24/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Eric Wietsma
Eric Wietsma, President and Principal Executive Officer

Date	2/24/2020

By (Signature and Title)	/s/ Renee Hitchcock
Renee Hitchcock, Treasurer and Principal Financial Officer

Date	2/24/2020